UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-22487

DBX ETF Trust

(Exact name of registrant as specified in charter)

345 Park Avenue New York, New York 10154

(Address of principal executive offices) (Zip code)

Alex Depetris DBX ETF Trust 345 Park Avenue New York, New York 10154

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 250-4352

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

May 31, 2016

Annual Report

DBX ETF Trust

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (DBAW)

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (DBAP)

Deutsche X-trackers MSCI Brazil Hedged Equity ETF (DBBR)

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

Deutsche X-trackers MSCI Europe Hedged Equity ETF (DBEU)

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (DBEZ)

Deutsche X-trackers MSCI Germany Hedged Equity ETF (DBGR)

Deutsche X-trackers MSCI Japan Hedged Equity ETF (DBJP)

Deutsche X-trackers MSCI Mexico Hedged Equity ETF (DBMX)

Deutsche X-trackers MSCI South Korea Hedged Equity ETF (DBKO)

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF (DBUK)

DBX ETF Trust

To our shareholders: (Unaudited)

Dear Shareholder,

We are pleased to provide this annual report for eleven of our currency-hedged equity ETFs for the period ended May 31, 2016.

The global recovery has remained subdued in the past 12 months, in part due to unstable commodity prices, weakening momentum in developed economies and concerns over the slowdown in China. Capital markets remained under the spell of central banks, as global monetary policy drove equity markets. The US economy has remained on a moderate expansion path, despite mixed macroeconomic data. The housing sector has continued its recovery, while productivity gains have been anemic. Inflation has remained below target. The US Federal Reserve (FRB) increased the range of the federal funds rate from 0.25% to 0.5% in December 2015, citing an improving US labor market and strong macroeconomic growth. Divergent global monetary policies and low oil prices have supported the USD.

Growth in the Eurozone continued at a moderate pace, supported by accommodative monetary policy from the European Central Bank (ECB) and low oil prices. Equity markets were subject to periods of volatility, with markets reacting negatively to the devaluation of the Renminbi (RMB) and concerns over growth in the US and China. Greece secured a bailout package and received approval for additional loans from its creditors easing concerns of its exit from the Euro currency. Germany continued to grow steadily, fueled by booming construction activity, a buoyant labor market, the ECB’s monetary stimulus and low commodity prices. Growth prospects in France are improving, with the economy picking up steam in the first quarter of this year, supported by steady private consumption and investment. France’s attempt to deal with unemployment through its recent labor reforms has created some unease in markets. The recovery in the UK remained fragile due to global headwinds and Britain’s anticipated departure from the EU. The service sector and consumer demand contributed positively, while the slowdown was led by a weak external sector.

Japan continued to grow at a subdued rate despite introducing a ‘Quantitative and Qualitative Easing’ (QQE) program to help spur wage growth, consumer spending and investment. The QQE involves pursuing monetary easing via negative interest rates, JPY 80 trillion of purchases and buying a broader mix of assets. Markets reacted negatively to this unconventional move and were further weighed down by the slowdown in China’s economy and a strengthening JPY. Australia continued to grow at a modest pace, with growth accelerating in the latter half of 2015. The Reserve Bank of Australia cut cash rates to a record low on the back of unexpectedly weak inflation data and a challenging external environment.

The world economy remained on a moderate growth path, despite the challenging macroeconomic backdrop and political uncertainties. While Japanese and European equities are expected to be supported by further monetary policy initiatives, US equities could face headwinds from a strong USD as the FRB continues to lift rates at a cautious pace to offset the softer pace of global economic growth. In the current market environment, hedging currency exposure plays a significant role in managing investments in international equities.

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Alex N. Depetris

Alex N. Depetris

Chairman, President and Chief Executive Officer

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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DBX ETF Trust

Management’s discussion of fund performance (Unaudited)

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF

The Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (DBAW) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the DBAW Index). The DBAW Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the US), while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. For the 12-month period ended May 31, 2016, the DBAW shares returned
-11.17% compared to the DBAW Index return of -10.67%.

Nine out of the ten sectors in the DBAW Index contributed negatively to Index performance. Financials, Consumer Discretionary and Materials sectors were the primary negative contributors. China, Japan and Switzerland were the primary negative contributors, while Denmark, Belgium and New Zealand were the top three positive contributors to the Index performance.

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF

The Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (DBAP) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Asia Pacific ex Japan US Dollar Hedged Index (the DBAP Index). The DBAP Index is designed to provide exposure to equity securities in developed and emerging stock markets in the Asia Pacific region (excluding Japan), while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. For the 12-month period ended May 31, 2016, DBAP shares returned -12.98%, compared to the DBAP Index return of -12.76%.

Financials and Information Technology contributed negatively to performance. Healthcare was the only contributor to positive performance. Australia, South Korea, China, and Hong Kong were the significant negative contributors, while New Zealand contributed positively to performance.

Deutsche X-trackers MSCI Brazil Hedged Equity ETF

The Deutsche X-trackers MSCI Brazil Hedged Equity ETF (DBBR) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Brazil US Dollar Hedged Index (the DBBR Index). The DBBR Index is designed to provide exposure to Brazil’s equity market, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the Brazilian real. For the 12-month period ended May 31, 2016, DBBR shares returned -15.83%, compared to the DBBR Index return of -15.28%.

Political uncertainty posed a major challenge to the Brazilian economy. All sectors represented in the DBBR Index delivered negative returns during the period, particularly Financials, Energy, Materials, and Consumer Staples.

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF

The Deutsche X-trackers MSCI Emerging Markets Hedged ETF (DBEM) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the DBEM Index). The DBEM Index is designed to provide exposure to equity securities in global emerging markets, while at the same time mitigating exposure to fluctuations between the values of the US dollar and selected emerging market currencies. For the 12-month period ended May 31, 2016, DBEM shares returned -14.32% compared to the DBEM Index return of -12.99%.

Emerging markets faced significant headwinds due to hard landing fears in China, volatile commodity markets, and political turmoil. All sectors in the DBEM Index contributed to negative returns. Financials and Information Technology were the main contributors to negative performance. South Korea, Taiwan and China were the main contributors to negative performance.

Deutsche X-trackers MSCI Europe Hedged Equity ETF

The Deutsche X-trackers MSCI Europe Hedged Equity ETF (DBEU) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the DBEU Index). The DBEU Index is designed to provide exposure to equity securities in 15 developed European stock

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DBX ETF Trust

Management’s discussion of fund performance (Unaudited) (Continued)

markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. For the 12-month period ended May 31, 2016, DBEU shares returned -8.46% compared to the DBEU Index return of -8.20%.

Global growth concerns and the China slowdown weighed heavily on the Eurozone economies, in particular the financial sector. Consumer Staples was the only significant positive contributor to Index performance. France, Germany and Switzerland contributed negatively to performance, while Denmark, Belgium, and Ireland delivered positive contributions.

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF

The Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (DBEZ) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the DBEZ Index). DBEZ Index offers investors access to Eurozone equities while seeking to mitigate exposure to currency fluctuations between the US dollar and the euro. For the 12-month period ended May 31, 2016, DBEZ shares returned
-8.45%, compared with the DBEZ Index return of -8.41%.

Consumer Discretionary and Financials were the primary negative contributors, while Consumer Staples, Information Technology and Industrial sectors contributed positively. From country perspective, Belgium and Ireland were the significant positive contributors and. Germany, Spain and France were the major negative contributors.

Deutsche X-trackers MSCI Germany Hedged Equity ETF

The Deutsche X-trackers MSCI Germany Hedged Equity ETF (DBGR) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the DBGR Index). The DBGR Index is designed to provide exposure to Germany’s equity market, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the euro. For the 12-month period ended May 31, 2016, the fund returned -9.99% compared to the DBGR Index return of -9.77%.

Four of the nine sectors in the DBGR Index contributed positively to Index performance. Industrials and information technology were the main contributors to positive performance. Consumer Discretionary, Healthcare and Materials contributed to the negative performance.

Deutsche X-trackers MSCI Japan Hedged Equity ETF

The Deutsche X-trackers MSCI Japan Hedged Equity ETF (DBJP) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the DBJP Index). The DBJP Index is designed to provide exposure to Japan’s equity market, while at the same time mitigating exposure to fluctuations between the value of the US dollar and Japanese yen. For the 12-month period ended May 31, 2016, DBJP shares returned -18.65%, compared to the DBJP Index return of -18.13%.

Japan’s move to pursue monetary easing via negative interest rates resulted in a challenging year for equity markets. The Consumer Discretionary, Industrial, and Financial sectors contributed significant negative returns to the DBJP Index, while Telecom Services, Healthcare and Consumer Staples were the positive contributors to performance.

Deutsche X-trackers MSCI Mexico Hedged Equity ETF

The Deutsche X-trackers MSCI Mexico Hedged Equity ETF (DBMX) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Mexico IMI 25/50 US Dollar Hedged Index (the DBMX Index). The DBMX Index is designed to provide exposure to the Mexican equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and Mexican peso. For the 12-month period ended May 31, 2016, DBMX shares returned 2.09%, compared to the DBMX Index return of 2.32%.

The DBMX Index calculated in US dollar terms performed positively owing to the currency hedging. The Materials, Telecom Services and Consumer Discretionary sectors contributed significantly to the negative returns for the twelve months ended May 31, 2016. Industrials and Consumer staples sectors were the only positive contributors. The currency-hedging strategy by DBMX delivered a significant positive contribution of 14.70% to the fund’s returns.

4

DBX ETF Trust

Management’s discussion of fund performance (Unaudited) (Continued)

Deutsche X-trackers MSCI South Korea Hedged Equity ETF

The Deutsche X-trackers MSCI South Korea Hedged Equity ETF (DBKO) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Korea 25/50 US Dollar Hedged Index (the DBKO Index). The DBKO Index is designed to provide exposure to South Korean equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the South Korean won. For the 12-month period ended May 31, 2016, DBKO shares returned -5.55%, compared to the DBKO Index return of -4.49%.

The Information Technology and Industrial sectors, contributed negatively to the performance. Only four of the ten sectors in the DBKO Index performed positively, with Energy sector being the significant positive contributor.

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF

The Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF (DBUK) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI United Kingdom US Dollar Hedged Index (the DBUK Index). The DBUK Index is designed to provide exposure to the equity market of the United Kingdom, while at the same time mitigating exposure to fluctuations between the value of the US dollar and British pound sterling. For the 12-month period ended May 31, 2016, DBUK shares returned -8.25%, compared to the DBUK Index return of -7.74%.

Nine out of the ten sectors in the DBUK Index contributed negatively to Index performance. Financials, Materials and Energy sectors were the primary contributors to the negative performance. Consumer Staples was the sole positive contributor.

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Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.deutsche-etfs.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-27 of this report for additional performance information, including performance data based on market value.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

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DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (DBAW)

The Deutsche X-trackers MSCI All World ex US Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States), while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI ex USA US Dollar Hedged Index	MSCI ACWI ex USA Index
One Year	-11.17%	-12.05%	-10.67%	-11.39%
Since Inception[1]	1.19%	0.95%	1.66%	-3.73%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI ACWI ex USA US Dollar Hedged Index	MSCI ACWI ex USA Index
One Year	-11.17%	-12.05%	-10.67%	-11.39%
Since Inception[1]	2.83%	2.26%	3.96%	-8.56%

1 Total returns are calculated based on the commencement of operations, 1/23/14 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.40%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

6

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (DBAW) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 1/23/14.

Sector Diversification* as of 5/31/16

Financials	25.8%
Consumer Discretionary	11.8%
Industrials	11.5%
Consumer Staples	11.3%
Health Care	9.0%
Information Technology	8.3%
Materials	7.1%
Energy	6.5%
Telecommunication Services	5.3%
Utilities	3.4%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (9.3% of Net Assets)

Description	% of Net Assets
Nestle SA (Switzerland)	1.4%
Royal Dutch Shell PLC (Netherlands)	1.1%
Roche Holding AG (Switzerland)	1.1%
Novartis AG (Switzerland)	1.1%
Toyota Motor Corp. (Japan)	0.9%
Samsung Electronics Co. Ltd. (South Korea)	0.8%
HSBC Holdings PLC (United Kingdom)	0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	0.7%
Tencent Holdings Ltd. (China)	0.7%
British American Tobacco PLC (United Kingdom)	0.7%

Country Diversification* as of 5/31/16

Japan	16.7%
United Kingdom	12.6%
France	7.0%
Switzerland	6.9%
Canada	6.6%
Germany	6.4%
Australia	5.2%
China	4.3%
South Korea	3.3%
Hong Kong	3.2%
Netherlands	2.9%
Taiwan	2.7%
Spain	2.2%
Sweden	2.0%
Other	18.0%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 30.

7

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (DBAP)

The Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Asia Pacific ex Japan US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equity securities in developed and emerging stock markets in the Asia Pacific region (excluding Japan) while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI Asia Pacific ex Japan US Dollar Hedged Index	MSCI Asia Pacific ex Japan Index
One Year	-12.98%	-13.76%	-12.76%	-15.57%
Since Inception[1]	0.79%	0.58%	1.18%	-1.70%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Asia Pacific ex Japan US Dollar Hedged Index	MSCI Asia Pacific ex Japan Index
One Year	-12.98%	-13.76%	-12.76%	-15.57%
Since Inception[1]	2.13%	1.56%	3.18%	-4.46%

1 Total returns are calculated based on the commencement of operations, 10/1/13 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.60%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

8

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (DBAP) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 10/1/13.

Sector Diversification* as of 5/31/16

Financials	35.1%
Information Technology	18.8%
Industrials	8.6%
Consumer Discretionary	7.6%
Materials	6.6%
Consumer Staples	5.8%
Telecommunication Services	5.6%
Energy	4.4%
Utilities	4.0%
Health Care	3.5%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (21.3% of Net Assets)

Description	% of Net Assets
Samsung Electronics Co. Ltd. (South Korea)	3.3%
Tencent Holdings Ltd. (China)	3.2%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3.0%
Commonwealth Bank of Australia (Australia)	2.4%
Westpac Banking Corp. (Australia)	1.9%
China Mobile Ltd. (Hong Kong)	1.8%
AIA Group Ltd. (Hong Kong)	1.8%
Australia & New Zealand Banking Group Ltd. (Australia)	1.4%
National Australia Bank Ltd. (Australia)	1.3%
China Construction Bank Corp. (China)	1.2%

Country Diversification* as of 5/31/16

Australia	21.5%
China	18.6%
Hong Kong	14.0%
South Korea	14.0%
Taiwan	11.5%
India	5.5%
Singapore	3.9%
Malaysia	3.0%
Indonesia	2.7%
Other	5.3%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 57.

9

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Brazil Hedged Equity ETF (DBBR)

The Deutsche X-trackers MSCI Brazil Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Brazil US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to Brazilian equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and Brazilian real. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI Brazil US Dollar Hedged Index	MSCI Brazil Index
One Year	-15.83%	-14.59%	-15.28%	-18.39%
Since Inception[1]	-9.34%	-9.07%	-7.99%	-16.01%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Brazil US Dollar Hedged Index	MSCI Brazil Index
One Year	-15.83%	-14.59%	-15.28%	-18.39%
Since Inception[1]	-38.63%	-37.75%	-33.96%	-58.09%

1 Total returns are calculated based on the commencement of operations, 6/9/11 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.60%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

10

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Brazil Hedged Equity ETF (DBBR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 6/9/11.

Sector Diversification* as of 5/31/16

Financials	35.4%
Consumer Staples	19.8%
Energy	11.1%
Materials	9.7%
Utilities	5.7%
Industrials	5.3%
Consumer Discretionary	4.8%
Information Technology	4.4%
Telecommunication Services	3.0%
Health Care	0.8%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (60.8% of Net Assets)

Description	% of Net Assets
Ambev SA	10.9%
Banco Bradesco SA	10.2%
Itau Unibanco Holding SA	10.2%
Petroleo Brasileiro SA	7.5%
Vale SA	4.9%
Cielo SA	4.0%
Itausa — Investimentos Itau SA	3.4%
BRF SA	3.4%
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	3.3%
Ultrapar Participacoes SA	3.0%

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 66.

11

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

The Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equity securities in the global emerging markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected emerging market currencies. The Index includes securities from the following 23 countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI EM US Dollar Hedged Index	MSCI Emerging Markets Index
One Year	-14.32%	-14.54%	-12.99%	-17.63%
Since Inception[1]	-3.19%	-3.16%	-0.78%	-4.50%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI EM US Dollar Hedged Index	MSCI Emerging Markets Index
One Year	-14.32%	-14.54%	-12.99%	-17.63%
Since Inception[1]	-14.93%	-14.80%	-3.85%	-20.49%

1 Total returns are calculated based on the commencement of operations, 6/9/11 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.65%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

12

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (DBEM) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 6/9/11.

Sector Diversification* as of 5/31/16

Financials	26.6%
Information Technology	20.9%
Consumer Discretionary	10.3%
Consumer Staples	8.5%
Energy	8.0%
Telecommunication Services	6.9%
Industrials	6.6%
Materials	6.6%
Utilities	3.1%
Health Care	2.5%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (20.2% of Net Assets)

Description	% of Net Assets
Samsung Electronics Co. Ltd. (South Korea)	3.6%
Tencent Holdings Ltd. (China)	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3.4%
China Mobile Ltd. (Hong Kong)	2.0%
Naspers Ltd. (South Africa)	1.8%
China Construction Bank Corp. (China)	1.4%
ICICI Bank Ltd. (India)	1.2%
Alibaba Group Holding Ltd. (China)	1.2%
Hon Hai Precision Industry Co. Ltd. (Taiwan)	1.1%
Reliance Industries Ltd., (India)	1.0%

Country Diversification* as of 5/31/16

China	20.6%
South Korea	15.7%
Taiwan	12.8%
South Africa	6.6%
Brazil	6.4%
India	6.1%
Hong Kong	5.0%
Mexico	4.8%
Russia	3.6%
Malaysia	3.3%
Indonesia	3.0%
Philippines	2.1%
Thailand	2.0%
Other	8.0%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 69.

13

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Europe Hedged Equity ETF (DBEU)

The Deutsche X-trackers MSCI Europe Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equity securities in developed stock markets in Europe, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI Europe US Dollar Hedged Index	MSCI Europe Index
One Year	-8.46%	-8.84%	-8.20%	-9.94%
Since Inception[1]	4.94%	4.90%	5.26%	-0.89%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Europe US Dollar Hedged Index	MSCI Europe Index
One Year	-8.46%	-8.84%	-8.20%	-9.94%
Since Inception[1]	13.73%	13.60%	14.67%	-2.37%

1 Total returns are calculated based on the commencement of operations, 10/1/13 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

14

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Europe Hedged Equity ETF (DBEU) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 10/1/13.

Sector Diversification* as of 5/31/16

Financials	20.9%
Consumer Staples	15.7%
Health Care	13.6%
Industrials	11.8%
Consumer Discretionary	11.4%
Materials	6.9%
Energy	6.5%
Telecommunication Services	4.9%
Information Technology	4.2%
Utilities	4.1%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (18.5% of Net Assets)

Description	% of Net Assets
Nestle SA (Switzerland)	3.0%
Royal Dutch Shell PLC (Netherlands)	2.4%
Roche Holding AG (Switzerland)	2.4%
Novartis AG (Switzerland)	2.3%
HSBC Holdings PLC (United Kingdom)	1.6%
British American Tobacco PLC (United Kingdom)	1.5%
Total SA (France)	1.4%
Novo Nordisk A/S (Denmark)	1.3%
GlaxoSmithKline PLC (United Kingdom)	1.3%
Anheuser-Busch InBev NV (Belgium)	1.3%

Country Diversification* as of 5/31/16

United Kingdom	26.9%
France	15.2%
Switzerland	14.6%
Germany	13.9%
Netherlands	6.1%
Spain	4.8%
Sweden	4.3%
Denmark	3.1%
Italy	3.0%
Belgium	2.3%
Other	5.8%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 84.

15

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (DBEZ)

The Deutsche X-trackers MSCI Eurozone Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equities in countries in the EMU, or the “Eurozone,” that have adopted the euro as their common currency and sole legal tender, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the euro. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI EMU IMI US Dollar Hedged Index	MSCI EMU IMI Net Total Return
One Year	-8.45%	-9.08%	-8.41%	-8.40%
Since Inception[1]	4.89%	4.83%	5.05%	-3.52%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI EMU IMI US Dollar Hedged Index	MSCI EMU IMI Net Total Return
One Year	-8.45%	-9.08%	-8.41%	-8.40%
Since Inception[1]	7.30%	7.21%	7.54%	-5.16%

1 Total returns are calculated based on the commencement of operations, 12/10/14 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

16

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (DBEZ) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 12/10/14.

Sector Diversification* as of 5/31/16

Financials	21.4%
Industrials	15.0%
Consumer Discretionary	14.1%
Consumer Staples	11.1%
Health Care	8.1%
Materials	7.8%
Information Technology	7.5%
Utilities	5.3%
Energy	4.9%
Telecommunication Services	4.8%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (20.0% of Net Assets)

Description	% of Net Assets
Total SA (France)	2.6%
Anheuser-Busch InBev NV (Belgium)	2.4%
Sanofi (France)	2.3%
Siemens AG (Germany)	2.0%
SAP SE (Germany)	1.9%
Bayer AG (Germany)	1.9%
Allianz SE (Germany)	1.8%
Unilever NV (United Kingdom)	1.8%
BASF SE (Germany)	1.7%
Banco Santander SA (Spain)	1.6%

Country Diversification* as of 5/31/16

France	30.2%
Germany	28.4%
Spain	10.2%
Netherlands	8.0%
Italy	7.4%
Belgium	5.1%
Finland	3.5%
United Kingdom	2.7%
Ireland	2.1%
Other	2.4%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 95.

17

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Germany Hedged Equity ETF (DBGR)

The Deutsche X-trackers MSCI Germany Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to Germany’s equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and euro. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI Germany US Dollar Hedged Index[2]	MSCI Germany Index[2]
One Year	-9.99%	-10.04%	-9.77%	-8.76%
Since Inception[1]	3.66%	3.64%	3.98%	-0.24%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Germany US Dollar Hedged Index[2]	MSCI Germany Index[2]
One Year	-9.99%	-10.04%	-9.77%	-8.76%
Since Inception[1]	19.62%	19.49%	21.50%	-1.18%

1 Total returns are calculated based on the commencement of operations, 6/9/11 (“Inception”).

2 Prior to 5/31/13, this fund was known as dbx-trackers MSCI Canada Hedged Equity Fund (DBCN) and had a different investment strategy. Returns reflect performance for DBCN and its underlying hedged and unhedged indices through 5/31/13.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

18

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Germany Hedged Equity ETF (DBGR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 6/9/11.

Sector Diversification* as of 5/31/16

Consumer Discretionary	19.8%
Financials	17.7%
Materials	13.6%
Health Care	13.6%
Industrials	13.4%
Information Technology	9.6%
Telecommunication Services	5.6%
Consumer Staples	4.3%
Utilities	2.4%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (55.8% of Net Assets)

Description	% of Net Assets
Siemens AG	7.6%
SAP SE	7.4%
Bayer AG	7.3%
Allianz SE	6.9%
BASF SE	6.5%
Daimler AG	6.1%
Deutsche Telekom AG	5.2%
Volkswagen AG	3.0%
Bayerische Motoren Werke AG	2.9%
Henkel AG & Co. KGaA	2.9%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 103.

19

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Japan Hedged Equity ETF (DBJP)

The Deutsche X-trackers MSCI Japan Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to Japanese equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and Japanese yen. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI Japan US Dollar Hedged Index	MSCI Japan Index
One Year	-18.65%	-18.98%	-18.13%	-8.24%
Since Inception[1]	10.95%	10.71%	11.74%	5.36%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Japan US Dollar Hedged Index	MSCI Japan Index
One Year	-18.65%	-18.98%	-18.13%	-8.24%
Since Inception[1]	67.78%	66.07%	73.85%	29.70%

1 Total returns are calculated based on the commencement of operations, 6/9/11 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

20

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Japan Hedged Equity ETF (DBJP) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 6/9/11.

Sector Diversification* as of 5/31/16

Consumer Discretionary	20.6%
Industrials	19.8%
Financials	17.4%
Information Technology	10.1%
Health Care	8.7%
Consumer Staples	8.6%
Telecommunication Services	6.3%
Materials	5.5%
Utilities	2.2%
Energy	0.8%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (19.3% of Net Assets)

Description	% of Net Assets
Toyota Motor Corp.	4.9%
Mitsubishi UFJ Financial Group, Inc.	2.2%
KDDI Corp.	1.9%
SoftBank Group Corp.	1.9%
Honda Motor Co. Ltd.	1.6%
Sumitomo Mitsui Financial Group, Inc.	1.5%
Japan Tobacco, Inc.	1.5%
Mizuho Financial Group, Inc.	1.3%
NTT DOCOMO, Inc.	1.3%
Sony Corp.	1.2%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 106.

21

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Mexico Hedged Equity ETF (DBMX)

The Deutsche X-trackers MSCI Mexico Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Mexico IMI 25/50 US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to the Mexican equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and Mexican peso. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI Mexico IMI 25/50 US Dollar Hedged Index	MSCI Mexico IMI 25/50 Index
One Year	2.09%	1.88%	2.32%	-12.38%
Since Inception[1]	1.74%	1.83%	2.10%	-8.88%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Mexico IMI 25/50 US Dollar Hedged Index	MSCI Mexico IMI 25/50 Index
One Year	2.09%	1.88%	2.32%	-12.38%
Since Inception[1]	4.13%	4.37%	5.02%	-19.68%

1 Total returns are calculated based on the commencement of operations, 1/23/14 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.50%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

22

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Mexico Hedged Equity ETF (DBMX) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 1/23/14.

Sector Diversification* as of 5/31/16

Consumer Staples	29.2%
Financials	21.3%
Industrials	13.6%
Materials	12.9%
Telecommunication Services	11.9%
Consumer Discretionary	10.5%
Health Care	0.6%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (59.3% of Net Assets)

Description	% of Net Assets
America Movil SAB de CV	11.1%
Fomento Economico Mexicano SAB de CV	9.3%
Grupo Financiero Banorte SAB de CV	7.1%
Grupo Televisa SAB	7.1%
Wal-Mart de Mexico SAB de CV	6.6%
Grupo Mexico SAB de CV	4.5%
Cemex SAB de CV	4.5%
Fibra Uno Administracion SA de CV	3.1%
Alfa SAB de CV	3.0%
Grupo Bimbo SAB de CV	3.0%

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 111.

23

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI South Korea Hedged Equity ETF (DBKO)

The Deutsche X-trackers MSCI South Korea Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Korea 25/50 US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to South Korean equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the South Korean won. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI Korea 25/50 US Dollar Hedged Index	MSCI Korea 25/50 Index
One Year	-5.55%	-5.91%	-4.49%	-11.20%
Since Inception[1]	-3.53%	-3.91%	-2.23%	-5.87%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Korea 25/50 US Dollar Hedged Index	MSCI Korea 25/50 Index
One Year	-5.55%	-5.91%	-4.49%	-11.20%
Since Inception[1]	-8.12%	-8.96%	-5.18%	-13.29%

1 Total returns are calculated based on the commencement of operations, 1/23/14 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.58%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

24

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI South Korea Hedged Equity ETF (DBKO) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 1/23/14.

Sector Diversification* as of 5/31/16

Information Technology	32.9%
Consumer Discretionary	15.4%
Financials	13.4%
Industrials	10.7%
Consumer Staples	10.4%
Materials	7.9%
Energy	2.8%
Utilities	2.8%
Health Care	2.4%
Telecommunication Services	1.3%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (47.3% of Net Assets)

Description	% of Net Assets
Samsung Electronics Co. Ltd.	22.0%
Hyundai Motor Co.	4.4%
NAVER Corp.	3.2%
Hyundai Mobis Co. Ltd.	2.7%
Shinhan Financial Group Co. Ltd.	2.7%
SK Hynix, Inc.	2.6%
Korea Electric Power Corp.	2.6%
Amorepacific Corp.	2.5%
KT&G Corp.	2.3%
POSCO	2.3%

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 113.

25

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF (DBUK)

The Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI United Kingdom US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to the United Kingdom equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and British pound sterling. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI United Kingdom US Dollar Hedged Index	MSCI United Kingdom Index
One Year	-8.25%	-8.79%	-7.74%	-12.12%
Since Inception[1]	1.20%	1.14%	1.83%	-2.11%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI United Kingdom US Dollar Hedged Index	MSCI United Kingdom Index
One Year	-8.25%	-8.79%	-7.74%	-12.12%
Since Inception[1]	3.23%	3.08%	4.95%	-5.54%

1 Total returns are calculated based on the commencement of operations, 10/1/13 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

26

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF (DBUK) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 10/1/13.

Sector Diversification* as of 5/31/16

Financials	21.7%
Consumer Staples	20.0%
Energy	12.3%
Consumer Discretionary	10.5%
Health Care	10.0%
Industrials	7.0%
Telecommunication Services	6.3%
Materials	5.8%
Utilities	4.7%
Information Technology	1.7%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (41.5% of Net Assets)

Description	% of Net Assets
Royal Dutch Shell PLC	8.0%
HSBC Holdings PLC	5.3%
British American Tobacco PLC	4.7%
GlaxoSmithKline PLC	4.3%
BP PLC	4.0%
Vodafone Group PLC	3.7%
AstraZeneca PLC	3.1%
Diageo PLC	2.9%
Lloyds Banking Group PLC	2.8%
Reckitt Benckiser Group PLC	2.7%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 116.

27

DBX ETF Trust

Fees and expenses (Unaudited)

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF
Actual	$1,000.00	$957.30	0.40%	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	0.40%	$2.02
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF
Actual	$1,000.00	$1,000.10	0.60%	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
Deutsche X-trackers MSCI Brazil Hedged Equity ETF
Actual	$1,000.00	$1,035.50	0.60%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF
Actual	$1,000.00	$991.00	0.65%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29
Deutsche X-trackers MSCI Europe Hedged Equity ETF
Actual	$1,000.00	$950.10	0.45%	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28

28

DBX ETF Trust

Fees and expenses (Unaudited) (Continued)

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF
Actual	$1,000.00	$924.00	0.45%	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers MSCI Germany Hedged Equity ETF
Actual	$1,000.00	$909.40	0.45%	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers MSCI Japan Hedged Equity ETF
Actual	$1,000.00	$870.60	0.45%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers MSCI Mexico Hedged Equity ETF
Actual	$1,000.00	$1,041.30	0.51%	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.45	0.51%	$2.58
Deutsche X-trackers MSCI South Korea Hedged Equity ETF
Actual	$1,000.00	$1,004.40	0.58%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF
Actual	$1,000.00	$997.60	0.45%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

29

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 98.0%
Australia — 5.1%
AGL Energy Ltd.	1,950	$26,200
Alumina Ltd. (a)	14,692	15,025
Amcor Ltd.	5,647	66,445
AMP Ltd.	10,346	42,174
APA Group (b)	6,178	39,159
Aristocrat Leisure Ltd.	2,458	22,846
Asciano Ltd.	4,494	28,875
ASX Ltd.	843	27,119
Aurizon Holdings Ltd.	9,473	30,878
AusNet Services	18,311	20,844
Australia & New Zealand Banking Group Ltd.	10,232	188,430
Bank of Queensland Ltd.	1,925	16,181
Bendigo and Adelaide Bank Ltd.	1,624	12,019
BHP Billiton Ltd.	12,533	172,831
BHP Billiton PLC	8,265	98,518
Boral Ltd.	3,425	16,833
Brambles Ltd.	7,755	72,024
Caltex Australia Ltd.	1,158	27,385
Challenger Ltd.	1,693	11,710
CIMIC Group Ltd.	559	15,110
Coca-Cola Amatil Ltd.	3,482	22,348
Cochlear Ltd.	309	26,949
Commonwealth Bank of Australia	6,506	364,093
Computershare Ltd.	2,678	20,788
Crown Resorts Ltd.	1,808	15,733
CSL Ltd.	1,977	165,407
Dexus Property Group REIT	5,100	31,921
Domino’s Pizza Enterprises Ltd.	209	10,403
DUET Group (b)	7,314	12,423
Flight Centre Travel Group Ltd.	300	6,854
Fortescue Metals Group Ltd. (a)	5,667	12,206
Goodman Group REIT	9,910	50,925
GPT Group REIT	9,632	37,453
Harvey Norman Holdings Ltd.	4,545	14,979
Healthscope Ltd.	4,235	9,183
Incitec Pivot Ltd.	7,953	19,831
Insurance Australia Group Ltd.	8,797	37,385
LendLease Group (b)	3,132	30,401
Macquarie Group Ltd.	980	53,030
Medibank Pvt Ltd.	8,391	19,407
Mirvac Group REIT	22,627	31,808
National Australia Bank Ltd.	9,081	178,194
Newcrest Mining Ltd.*	3,335	45,966
Oil Search Ltd.	4,503	22,098
Orica Ltd.	1,746	17,162
Origin Energy Ltd.	6,329	26,119
Platinum Asset Management Ltd.	719	3,419
Qantas Airways Ltd.*	4,597	10,233
QBE Insurance Group Ltd.	4,209	37,843
Ramsay Health Care Ltd.	724	38,068
REA Group Ltd.	178	7,203
Santos Ltd.	5,744	18,806
Scentre Group REIT	22,979	77,394
Seek Ltd.	1,671	19,686
Sonic Healthcare Ltd.	2,157	33,362

	Number of Shares	Value
Australia (Continued)
South32 Ltd.*	20,693	$23,331
Stockland REIT	12,493	40,903
Suncorp Group Ltd.	3,064	28,744
Sydney Airport (b)	7,700	39,402
Tabcorp Holdings Ltd.	4,922	15,724
Tatts Group Ltd.	7,661	21,816
Telstra Corp. Ltd.	16,572	66,954
TPG Telecom Ltd.	2,006	17,862
Transurban Group (b)	9,830	85,611
Treasury Wine Estates Ltd.	3,553	26,553
Vicinity Centres REIT	11,377	26,806
Vocus Communications Ltd.	1,586	10,787
Wesfarmers Ltd.	4,441	130,412
Westfield Corp. REIT	9,173	71,072
Westpac Banking Corp.	12,598	279,531
Woodside Petroleum Ltd.	2,560	50,697
Woolworths Ltd.	5,029	80,400

		3,496,291

Austria — 0.1%
ANDRITZ AG	357	18,183
Erste Group Bank AG*	1,095	29,301
OMV AG (a)	574	15,999
Raiffeisen Bank International AG*	375	5,017
voestalpine AG	484	16,578

		85,078

Belgium — 1.0%
Ageas	771	31,187
Anheuser-Busch InBev NV	3,228	408,905
Colruyt SA	126	7,486
Delhaize Group (a)	382	40,051
Groupe Bruxelles Lambert SA	315	26,780
KBC Groep NV*	1,001	59,263
Proximus SA	744	24,172
Solvay SA	278	28,210
Telenet Group Holding NV*	239	11,379
UCB SA	505	36,495
Umicore SA	410	20,665

		694,593

Brazil — 0.9%
Ambev SA	19,466	102,943
Banco Bradesco SA	3,563	24,167
Banco do Brasil SA	3,328	15,168
Banco Santander Brasil SA	2,165	10,413
BB Seguridade Participacoes SA	3,217	24,268
BM&FBovespa SA	7,302	32,170
BR Malls Participacoes SA*	3,076	9,832
BRF SA	2,915	36,841
CCR SA	2,723	11,491
CETIP SA — Mercados Organizados	1,285	15,109
Cia de Saneamento Basico do Estado de Sao Paulo	1,507	10,672
Cia Siderurgica Nacional SA*	2,842	5,144
Cielo SA	3,590	31,543
Cosan SA Industria e Comercio	518	4,706
Duratex SA	1,777	3,565

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Brazil (Continued)
Embraer SA	1,632	$8,491
Equatorial Energia SA	681	8,594
Fibria Celulose SA	1,173	10,842
Hypermarcas SA	1,507	11,885
JBS SA	3,120	8,634
Klabin SA	2,227	11,186
Kroton Educacional SA	5,176	15,871
Localiza Rent a Car SA	592	5,447
Lojas Americanas SA	1,171	3,493
Lojas Renner SA	2,668	15,431
Natura Cosmeticos SA	892	5,559
Odontoprev SA	3,306	10,256
Petroleo Brasileiro SA*	12,030	33,890
Qualicorp SA	1,292	5,452
Raia Drogasil SA	1,025	16,378
Rumo Logistica Operadora Multimodal SA*	3,276	4,297
Sul America SA	1,537	6,372
TIM Participacoes SA	3,159	6,224
Totvs SA	721	5,910
Ultrapar Participacoes SA	1,451	27,405
Vale SA	4,960	19,518
WEG SA	1,835	7,307

		586,474

Canada — 6.6%
Agnico Eagle Mines Ltd.	932	41,833
Agrium, Inc.	458	41,335
Alimentation Couche-Tard, Inc., Class B	1,899	83,557
AltaGas Ltd. (a)	450	10,401
ARC Resources Ltd. (a)	1,507	24,788
Bank of Montreal	2,799	175,665
Bank of Nova Scotia	4,895	239,421
Barrick Gold Corp.	4,793	80,118
BCE, Inc.	740	34,112
BlackBerry Ltd.*	2,178	15,845
Bombardier, Inc., Class B*	8,100	12,168
Brookfield Asset Management, Inc., Class A	3,952	138,690
CAE, Inc.	2,403	30,034
Cameco Corp.	1,621	18,888
Canadian Imperial Bank of Commerce	1,767	137,105
Canadian National Railway Co.	3,280	194,471
Canadian Natural Resources Ltd.	4,284	127,310
Canadian Pacific Railway Ltd.	578	74,807
Canadian Tire Corp. Ltd., Class A	175	19,110
Canadian Utilities Ltd., Class A	888	24,547
CCL Industries, Inc., Class B	50	8,900
Cenovus Energy, Inc.	3,350	50,505
CGI Group, Inc., Class A*	1,064	49,762
CI Financial Corp.	1,847	40,423
Constellation Software, Inc.	114	46,335
Crescent Point Energy Corp.	1,969	33,333
Dollarama, Inc.	658	45,310
Eldorado Gold Corp.	2,920	12,425
Element Financial Corp.	970	11,377
Empire Co. Ltd., Class A	500	8,568
Enbridge, Inc.	3,467	138,220

	Number of Shares	Value
Canada (Continued)
Encana Corp.	3,454	$27,419
Fairfax Financial Holdings Ltd.	100	51,387
Finning International, Inc.	796	13,409
First Capital Realty, Inc.	1,283	20,566
First Quantum Minerals Ltd.	2,066	13,549
Fortis, Inc.	1,410	44,106
Franco-Nevada Corp.	650	41,111
George Weston Ltd.	100	8,645
Gildan Activewear, Inc.	723	21,541
Goldcorp, Inc.	3,387	56,951
Great-West Lifeco, Inc.	1,507	40,613
H&R Real Estate Investment Trust REIT	1,005	16,263
Husky Energy, Inc.	1,545	17,838
Hydro One Ltd., 144A	600	11,182
Imperial Oil Ltd.	1,184	37,732
Industrial Alliance Insurance and Financial Services, Inc.	200	6,496
Intact Financial Corp.	300	20,978
Inter Pipeline Ltd.	1,507	30,626
Keyera Corp.	525	15,662
Kinross Gold Corp.*	5,303	22,727
Linamar Corp.	175	7,318
Loblaw Cos. Ltd.	1,087	58,911
Magna International, Inc.	1,380	56,038
Manulife Financial Corp.	7,523	111,983
Methanex Corp.	275	9,047
Metro, Inc.	450	15,246
National Bank of Canada	800	26,550
Onex Corp.	300	18,215
Open Text Corp.	391	22,905
Pembina Pipeline Corp. (a)	1,507	44,210
Peyto Exploration & Development Corp.	840	22,023
Potash Corp. of Saskatchewan, Inc.	3,419	55,795
Power Corp. of Canada	1,507	33,993
Power Financial Corp.	1,507	36,476
PrairieSky Royalty Ltd. (a)	698	13,509
Restaurant Brands International, Inc.	978	40,832
Rogers Communications, Inc., Class B	1,507	57,460
Royal Bank of Canada	6,165	370,600
Saputo, Inc.	680	20,716
Seven Generations Energy Ltd., Class A*	788	15,864
Shaw Communications, Inc., Class B	1,786	34,158
Silver Wheaton Corp.	1,682	31,361
SNC-Lavalin Group, Inc.	649	26,136
Sun Life Financial, Inc.	2,706	93,725
Suncor Energy, Inc.	6,162	170,197
Teck Resources Ltd., Class B	2,177	20,934
TELUS Corp.	916	29,037
Toronto-Dominion Bank	7,377	321,272
Tourmaline Oil Corp.*	788	18,856
TransCanada Corp.	2,877	119,218
Turquoise Hill Resources Ltd.*	8,660	24,500
Veresen, Inc.	1,048	8,200
Vermilion Energy, Inc.	403	13,334
West Fraser Timber Co. Ltd.	228	7,789
Yamana Gold, Inc.	3,764	15,873

		4,460,445

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Chile — 0.3%
Aguas Andinas SA, Class A	5,909	$3,239
Antofagasta PLC (a)	1,625	10,097
Banco de Chile	404,132	40,683
Banco de Credito e Inversiones	244	9,865
Banco Santander Chile	614,086	27,608
Cencosud SA	6,864	18,155
Cia Cervecerias Unidas SA	1,143	12,401
Colbun SA	26,289	6,345
Empresa Nacional de Electricidad SA	9,996	8,680
Empresas CMPC SA	5,757	11,984
Empresas Copec SA	1,492	12,722
Endesa Americas SA	9,996	4,177
Enersis Americas SA	66,511	10,080
Enersis Chile SA	66,511	7,612
Itau CorpBanca	1,089,169	8,653
LATAM Airlines Group SA*	842	5,108

		197,409

China — 4.3%
3SBio, Inc., 144A*	5,800	5,650
58.com, Inc., ADR*(a)	165	8,918
AAC Technologies Holdings, Inc.	3,546	28,703
Agricultural Bank of China Ltd., Class H	100,326	36,667
Air China Ltd., Class H	11,192	7,403
Alibaba Group Holding Ltd., ADR*(a)	2,014	165,148
Aluminum Corp. of China Ltd., Class H*	24,405	7,381
Anhui Conch Cement Co. Ltd., Class H	7,018	16,979
Anta Sports Products Ltd.	5,520	12,005
AviChina Industry & Technology Co. Ltd., Class H	10,700	7,518
Baidu, Inc., ADR*	552	98,554
Bank of China Ltd., Class H	326,843	132,912
Bank of Communications Co. Ltd., Class H*	44,895	27,790
Beijing Capital International Airport Co. Ltd., Class H	14,415	15,527
Belle International Holdings Ltd.	25,286	14,838
Byd Co. Ltd., Class H*	2,523	14,594
CGN Power Co. Ltd., Class H, 144A	34,098	10,356
China Cinda Asset Management Co. Ltd., Class H	32,291	10,555
China CITIC Bank Corp. Ltd., Class H	37,959	22,275
China Communications Construction Co. Ltd., Class H	19,810	22,434
China Communications Services Corp. Ltd., Class H	26,709	12,546
China Conch Venture Holdings Ltd.*	4,723	9,518
China Construction Bank Corp., Class H	282,886	182,384
China Everbright Bank Co. Ltd., Class H*	22,867	9,829
China Galaxy Securities Co. Ltd., Class H (a)	10,570	9,318
China Huishan Dairy Holdings Co. Ltd. (a)	32,065	12,627
China Life Insurance Co. Ltd., Class H	22,720	50,815
China Longyuan Power Group Corp. Ltd., Class H	13,362	9,182
China Medical System Holdings Ltd.	7,541	10,791
China Mengniu Dairy Co. Ltd.	13,805	22,846

	Number of Shares	Value
China (Continued)
China Merchants Bank Co. Ltd., Class H	18,836	$38,638
China Minsheng Banking Corp. Ltd., Class H	28,148	26,515
China Pacific Insurance Group Co. Ltd., Class H*	11,361	38,817
China Petroleum & Chemical Corp., Class H	102,077	69,621
China Railway Construction Corp. Ltd., Class H	8,738	10,919
China Railway Group Ltd., Class H	11,009	8,458
China Shenhua Energy Co. Ltd., Class H	11,959	18,991
China Southern Airlines Co. Ltd., Class H	6,785	3,982
China Telecom Corp. Ltd., Class H	57,861	26,955
China Vanke Co. Ltd., Class H	6,597	15,723
Chongqing Rural Commercial Bank Co. Ltd., Class H	13,497	6,913
CITIC Securities Co. Ltd., Class H	6,216	13,471
CNOOC Ltd.	64,579	77,122
Country Garden Holdings Co. Ltd.	30,728	12,298
CRRC Corp. Ltd., Class H	15,091	14,352
CSPC Pharmaceutical Group Ltd.*	21,474	19,565
Ctrip.com International, Ltd., ADR*(a)	716	32,764
Dalian Wanda Commercial Properties Co. Ltd., Class H, 144A	696	4,411
Dongfeng Motor Group Co. Ltd., Class H	11,316	12,611
ENN Energy Holdings Ltd.	3,090	15,329
Evergrande Real Estate Group Ltd.	10,567	7,071
Fosun International Ltd.	12,313	17,493
Geely Automobile Holdings Ltd.	22,254	11,770
GF Securities Co. Ltd., Class H*	3,590	8,316
GOME Electrical Appliances Holding Ltd.	50,217	6,010
Great Wall Motor Co. Ltd., Class H	11,233	8,644
Guangzhou Automobile Group Co. Ltd., Class H	17,402	19,909
Guangzhou R&F Properties Co. Ltd., Class H	8,294	11,015
Haitian International Holdings Ltd.	2,396	3,848
Haitong Securities Co. Ltd., Class H (a)	9,647	15,766
Hengan International Group Co. Ltd.	3,991	36,003
Huadian Power International Corp. Ltd., Class H*	14,375	7,622
Huaneng Power International, Inc., Class H	26,722	18,260
Huaneng Renewables Corp. Ltd., Class H	15,223	4,623
Huatai Securities Co. Ltd., Class H, 144A*(a)	4,488	9,414
Industrial & Commercial Bank of China Ltd., Class H	267,977	142,080
JD.com, Inc., ADR*(a)	1,373	33,790
Jiangsu Expressway Co. Ltd., Class H	7,565	10,358
Jiangxi Copper Co. Ltd., Class H	4,893	5,258
Kingsoft Corp. Ltd.	2,689	5,135
Lenovo Group Ltd. (a)	30,412	18,668
Longfor Properties Co. Ltd.	9,946	13,439
Luye Pharma Group Ltd.*	9,290	5,738
NetEase, Inc., ADR	193	34,323
New China Life Insurance Co. Ltd., Class H	2,806	9,605
New Oriental Education & Technology Group, Inc., ADR	464	19,604

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
China (Continued)
People’s Insurance Co. (Group) of China Ltd., Class H	26,709	$10,689
PetroChina Co. Ltd., Class H	77,816	53,475
PICC Property & Casualty Co. Ltd., Class H	18,713	34,147
Ping An Insurance Group Co. of China Ltd., Class H	18,647	83,268
Qihoo 360 Technology Co. Ltd., ADR*	221	16,420
Qunar Cayman Islands Ltd., ADR*	169	5,489
Semiconductor Manufacturing International Corp.*	103,593	8,665
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	16,462	9,448
Shanghai Electric Group Co. Ltd., Class H*(a)	11,857	5,096
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	2,776	7,216
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	4,157	8,977
Shenzhou International Group Holdings Ltd.	3,007	15,130
Sino-Ocean Land Holdings Ltd.	10,593	4,294
Sinopec Engineering Group Co. Ltd., Class H	14,145	12,414
Sinopec Shanghai Petrochemical Co. Ltd., Class H*	22,459	10,983
Sinopharm Group Co. Ltd., Class H	5,718	26,490
Soho China Ltd.	16,560	7,267
SouFun Holdings Ltd., ADR*(a)	740	4,018
TAL Education Group, ADR*(a)	201	10,737
Tencent Holdings Ltd.	22,588	503,748
Tingyi Cayman Islands Holding Corp.	8,580	7,795
TravelSky Technology Ltd., Class H	3,877	7,344
Tsingtao Brewery Co. Ltd., Class H	2,679	9,636
Vipshop Holdings Ltd., ADR*	908	10,596
Want Want China Holdings Ltd. (a)	35,280	24,971
Weichai Power Co. Ltd., Class H	6,104	7,132
YY, Inc., ADR*	114	4,953
Zhejiang Expressway Co. Ltd., Class H	10,730	10,052
Zhuzhou CRRC Times Electric Co. Ltd.	2,621	14,672
Zijin Mining Group Co. Ltd., Class H	43,895	12,653
ZTE Corp., Class H	4,802	6,303

		2,901,358

Colombia — 0.0%
Ecopetrol SA	11,583	5,021
Grupo Argos SA	603	3,371
Grupo de Inversiones Suramericana SA	1,018	12,252

		20,644

Czech Republic — 0.1%
CEZ AS	371	6,738
Komercni Banka AS	805	31,656
O2 Czech Republic AS	1,280	12,386

		50,780

Denmark — 1.5%
A.P. Moeller — Maersk A/S, Class A	22	27,431
A.P. Moeller — Maersk A/S, Class B	32	41,216

	Number of Shares	Value
Denmark (Continued)
Carlsberg A/S, Class B	419	$40,429
Chr Hansen Holding A/S	265	16,797
Coloplast A/S, Class B	478	36,182
Danske Bank A/S	2,822	81,434
DSV A/S	783	35,714
Genmab A/S*	198	35,781
ISS A/S	518	20,884
Novo Nordisk A/S, Class B	7,807	434,222
Novozymes A/S, Class B	964	45,859
Pandora A/S	513	76,243
TDC A/S	3,301	16,523
Tryg A/S	300	5,915
Vestas Wind Systems A/S	987	70,725
William Demant Holding A/S*(a)	595	12,550

		997,905

Egypt — 0.1%
Commercial International Bank Egypt SAE	7,593	36,409
Talaat Moustafa Group	12,325	8,092

		44,501

Finland — 0.7%
Elisa OYJ	717	27,315
Fortum OYJ (a)	1,873	28,092
Kone OYJ, Class B	1,158	54,733
Metso OYJ	557	13,083
Neste OYJ	597	20,120
Nokia OYJ*	22,156	126,710
Nokian Renkaat OYJ (a)	536	18,923
Orion OYJ, Class B	417	14,963
Sampo OYJ, Class A	1,602	71,423
Stora Enso OYJ, Class R	2,345	20,104
UPM-Kymmene OYJ	2,198	42,284
Wartsila OYJ Abp	558	23,127

		460,877

France — 6.9%
Accor SA	730	31,762
Aeroports de Paris	177	21,082
Air Liquide SA (a)	1,319	141,665
Airbus Group SE	2,359	147,037
Alstom SA*	733	18,407
Arkema SA (a)	315	25,845
Atos SE	360	33,270
AXA SA	8,017	201,415
BNP Paribas SA*	4,264	236,101
Bollore SA (a)	2,447	8,846
Bouygues SA	717	23,295
Bureau Veritas SA (a)	964	20,722
Capgemini SA (a)	658	62,743
Carrefour SA (a)	2,186	59,225
Casino Guichard-Perrachon SA	196	11,661
Christian Dior SE	214	34,894
Cie de Saint-Gobain	1,778	79,369
Cie Generale des Etablissements Michelin	727	73,884
CNP Assurances	650	11,029
Credit Agricole SA (a)	4,183	42,004
Danone SA	2,363	165,849

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
France (Continued)
Dassault Systemes SA	513	$40,845
Edenred	826	15,302
Eiffage SA	156	11,508
Electricite de France (a)	1,018	13,564
Engie	5,920	91,195
Essilor International SA (a)	779	101,713
Eurazeo SA	191	12,434
Eutelsat Communications SA	718	14,316
Fonciere des Regions REIT	118	10,545
Gecina SA REIT	177	25,001
Groupe Eurotunnel SE	1,983	25,583
Hermes International	79	28,563
ICADE REIT (a)	180	13,000
Iliad SA	120	26,296
Imerys SA	173	12,198
Ingenico Group	229	27,900
JCDecaux SA	359	14,817
Kering	299	48,289
Klepierre REIT	608	27,810
Lagardere SCA	724	17,138
Legrand SA	1,035	56,929
L’Oreal SA	1,031	193,751
LVMH Moet Hennessy Louis Vuitton SE	1,078	172,778
Natixis SA	3,994	19,278
Numericable-SFR SA	517	16,069
Orange SA	7,848	136,351
Pernod Ricard SA	848	92,380
Peugeot SA*(a)	1,868	29,399
Publicis Groupe SA (a)	787	56,970
Remy Cointreau SA	104	8,637
Renault SA	781	73,289
Rexel SA	1,203	18,398
Safran SA (a)	1,156	81,032
Sanofi	4,760	390,276
Schneider Electric SE	2,190	141,596
SCOR SE	590	19,727
Societe BIC SA	108	14,414
Societe Generale SA	3,070	126,351
Sodexo SA	354	37,233
Suez	1,322	22,218
Technip SA	419	23,000
Thales SA	412	35,692
Total SA (a)	8,832	429,189
Unibail-Rodamco SE REIT	457	123,001
Valeo SA*	326	49,203
Veolia Environnement SA	1,685	37,834
Vinci SA	1,859	139,804
Vivendi SA	4,913	97,466
Wendel SA	177	20,432
Zodiac Aerospace	717	16,745

		4,707,564

Germany — 6.1%
adidas AG	883	113,131
Allianz SE	1,874	305,883
Axel Springer SE	237	13,480
BASF SE	3,670	283,511

	Number of Shares	Value
Germany (Continued)
Bayer AG	3,355	$319,650
Bayerische Motoren Werke AG	1,344	113,485
Beiersdorf AG	385	34,989
Brenntag AG	599	32,064
Commerzbank AG	4,098	35,109
Continental AG	450	96,533
Covestro AG, 144A	200	8,481
Daimler AG	3,902	266,527
Deutsche Bank AG*(c)	5,568	99,464
Deutsche Boerse AG	783	68,607
Deutsche Lufthansa AG	1,025	14,364
Deutsche Post AG	4,173	121,718
Deutsche Telekom AG	13,157	232,322
Deutsche Wohnen AG	1,083	34,782
E.ON SE*	8,119	79,811
Evonik Industries AG	464	13,681
Fraport AG Frankfurt Airport Services Worldwide	179	10,247
Fresenius Medical Care AG & Co. KGaA	826	71,685
Fresenius SE & Co. KGaA	1,588	119,847
GEA Group AG	777	36,020
Hannover Rueck SE	237	26,726
HeidelbergCement AG	597	51,074
Henkel AG & Co. KGaA	408	42,786
HOCHTIEF AG	100	12,651
Hugo Boss AG	231	14,195
Infineon Technologies AG	4,707	70,598
K+S AG (a)	725	17,892
LANXESS AG	472	22,551
Linde AG	741	110,891
MAN SE*	59	6,253
Merck KGaA	503	50,341
Metro AG	674	22,145
Muenchener Rueckversicherungs-Gesellschaft AG	670	125,873
OSRAM Licht AG	417	22,192
ProSiebenSat.1 Media SE*	1,023	51,431
RWE AG*	1,980	25,919
SAP SE	3,891	315,866
Siemens AG	3,100	333,848
Symrise AG	538	33,755
Telefonica Deutschland Holding AG	2,044	9,140
thyssenkrupp AG	1,629	35,860
TUI AG	2,459	37,645
United Internet AG	538	25,375
Volkswagen AG*(a)	155	23,929
Vonovia SE	1,693	58,028
Zalando SE, 144A*(a)	338	9,908

		4,082,263

Hong Kong — 3.2%
AIA Group Ltd.	44,705	261,473
Alibaba Health Information Technology Ltd.*	10,759	7,850
Alibaba Pictures Group Ltd.*	41,053	9,668
ASM Pacific Technology Ltd.	1,347	9,898
Bank of East Asia Ltd.	4,012	14,792

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Hong Kong (Continued)
Beijing Enterprises Holdings Ltd.	3,771	$19,605
Beijing Enterprises Water Group Ltd.	20,015	12,853
BOC Hong Kong (Holdings) Ltd.	12,030	37,000
Brilliance China Automotive Holdings Ltd.	14,407	13,998
Cathay Pacific Airways Ltd.	4,857	7,600
Cheung Kong Infrastructure Holdings Ltd.	1,078	10,085
Cheung Kong Property Holdings Ltd.	10,473	65,568
China Everbright International Ltd.	13,362	14,324
China Gas Holdings Ltd.	7,405	10,482
China Jinmao Holdings Group Ltd.	32,231	9,291
China Merchants Holdings International Co. Ltd.	4,825	13,784
China Mobile Ltd.	26,615	303,457
China Overseas Land & Investment Ltd.	17,399	52,282
China Power International Development Ltd.	11,671	4,926
China Resources Beer Holdings Co. Ltd.	6,025	13,057
China Resources Gas Group Ltd.	5,279	14,776
China Resources Land Ltd.	6,459	15,444
China Resources Power Holdings Co. Ltd.	12,615	19,805
China State Construction International Holdings Ltd.	6,764	8,661
China Taiping Insurance Holdings Co. Ltd.*	6,204	12,008
China Unicom (Hong Kong) Ltd.	26,731	28,861
CITIC Ltd.	12,138	17,619
CK Hutchison Holdings Ltd.	11,155	129,483
CLP Holdings Ltd.	6,666	62,879
COSCO Pacific Ltd.	6,658	6,734
Far East Horizon Ltd.	13,362	10,128
First Pacific Co. Ltd.	7,070	4,640
Galaxy Entertainment Group Ltd.	9,653	32,422
GCL-Poly Energy Holdings Ltd.	63,282	9,039
Guangdong Investment Ltd.	22,386	31,574
Haier Electronics Group Co. Ltd.	4,358	7,044
Hanergy Thin Film Power Group Ltd.*	36,104	0
Hang Lung Properties Ltd.	10,889	20,795
Hang Seng Bank Ltd.	2,680	47,559
Henderson Land Development Co. Ltd.	5,412	32,838
HKT Trust and HKT Ltd. (b)	7,136	10,340
Hong Kong and China Gas Co. Ltd.	31,117	59,745
Hong Kong Exchanges & Clearing Ltd.	4,636	110,967
Hongkong Land Holdings Ltd.	3,800	22,952
Hysan Development Co. Ltd.	1,976	8,519
Jardine Matheson Holdings Ltd.	700	39,900
Kerry Properties Ltd.	2,680	6,698
Kunlun Energy Co. Ltd.	22,972	18,802
Li & Fung Ltd.	28,345	14,445
Link REIT	9,750	59,912
Melco Crown Entertainment Ltd., ADR	343	4,963
MTR Corp. Ltd.	4,085	19,372
New World Development Co. Ltd.	22,456	21,211
Nine Dragons Paper Holdings Ltd.	9,344	6,758
Noble Group Ltd.*	30,700	6,576
NWS Holdings Ltd.	10,662	16,822
PCCW Ltd.	18,829	12,285
Power Assets Holdings Ltd.	5,337	51,751

	Number of Shares	Value
Hong Kong (Continued)
Shimao Property Holdings Ltd.	6,844	$8,666
Sino Biopharmaceutical Ltd.	25,118	17,035
Sino Land Co. Ltd.	17,693	27,095
SJM Holdings Ltd.	13,362	8,563
Sun Art Retail Group Ltd.	19,149	12,050
Sun Hung Kai Properties Ltd.	6,477	76,183
Swire Pacific Ltd., Class A	3,264	35,199
Swire Properties Ltd.	3,900	10,665
Techtronic Industries Co. Ltd.	5,818	23,397
WH Group Ltd., 144A	20,129	15,490
Wharf Holdings Ltd.	5,542	29,990
Wheelock & Co. Ltd.	1,011	4,554
Yue Yuen Industrial (Holdings) Ltd.	2,735	10,312

		2,175,519

Hungary — 0.1%
MOL Hungarian Oil and Gas PLC	314	17,269
OTP Bank PLC	980	23,684
Richter Gedeon Nyrt	984	19,727

		60,680

India — 1.2%
Axis Bank Ltd. GDR	3,703	143,491
Dr. Reddy’s Laboratories Ltd., ADR	798	37,634
ICICI Bank Ltd., ADR	23,242	167,110
Infosys Ltd., ADR (a)	3,760	73,095
Larsen & Toubro Ltd., GDR	5,503	119,965
Reliance Industries Ltd., GDR, 144A	5,088	144,499
Tata Motors Ltd., ADR*(a)	2,551	85,433
Wipro Ltd., ADR	5,192	62,356

		833,583

Indonesia — 0.6%
PT Astra International Tbk	82,426	39,825
PT Bank Central Asia Tbk	53,562	50,974
PT Bank Danamon Indonesia Tbk	16,349	3,926
PT Bank Mandiri Persero Tbk	33,057	21,840
PT Bank Negara Indonesia Persero Tbk	27,106	9,525
PT Bank Rakyat Indonesia Persero Tbk	43,603	33,037
PT Bumi Serpong Damai Tbk	52,464	7,028
PT Charoen Pokphand Indonesia Tbk	38,138	9,772
PT Gudang Garam Tbk	3,002	15,208
PT Hanjaya Mandala Sampoerna Tbk	1,503	10,453
PT Indocement Tunggal Prakarsa Tbk	7,535	9,184
PT Indofood CBP Sukses Makmur Tbk*	7,535	8,936
PT Indofood Sukses Makmur Tbk*	15,063	7,636
PT Jasa Marga Persero Tbk	15,738	6,221
PT Kalbe Farma Tbk*	117,549	12,306
PT Lippo Karawaci Tbk	131,378	9,185
PT Matahari Department Store Tbk	12,341	17,143
PT Media Nusantara Citra Tbk	25,596	3,935
PT Perusahaan Gas Negara Persero Tbk	49,348	8,959
PT Semen Indonesia Persero Tbk	15,065	9,926
PT Summarecon Agung Tbk	31,685	3,711
PT Surya Citra Media Tbk	31,646	7,761
PT Telekomunikasi Indonesia Persero Tbk	204,894	55,498
PT Tower Bersama Infrastructure Tbk	16,582	8,073
PT Unilever Indonesia Tbk	9,135	28,823

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Indonesia (Continued)
PT United Tractors Tbk	6,381	$6,633
PT XL Axiata Tbk*	25,596	6,615

		412,133

Ireland — 0.5%
AerCap Holdings NV*	300	11,727
Bank of Ireland*	110,264	33,616
CRH PLC	3,068	92,969
DCC PLC	325	29,608
Experian PLC	3,668	69,382
James Hardie Industries PLC CDI	2,164	32,970
Kerry Group PLC, Class A	543	48,998
Paddy Power Betfair PLC	295	39,814

		359,084

Israel — 0.6%
Azrieli Group	338	14,344
Bank Hapoalim BM	5,905	30,501
Bank Leumi Le-Israel BM*	9,277	34,048
Bezeq The Israeli Telecommunication Corp. Ltd.	6,227	12,041
Check Point Software Technologies Ltd.*(a)	391	33,223
Israel Chemicals Ltd.	3,551	14,609
Mizrahi Tefahot Bank Ltd.	1,085	12,774
Mobileye NV*(a)	259	9,834
NICE Systems Ltd.	299	19,193
Teva Pharmaceutical Industries Ltd.	3,796	197,155

		377,722

Italy — 1.4%
Assicurazioni Generali SpA	4,227	61,282
Atlantia SpA	1,865	50,300
Enel SpA (a)	29,523	133,825
Eni SpA	9,850	150,474
EXOR SpA (a)	357	13,541
Ferrari NV*	423	17,932
Intesa Sanpaolo SpA	62,337	160,080
Intesa Sanpaolo SpA-RSP (a)	4,337	10,520
Leonardo-Finmeccanica SpA*(a)	2,183	25,843
Luxottica Group SpA	598	32,396
Mediobanca SpA	3,857	29,911
Poste Italiane SpA, 144A*	1,400	10,717
Prysmian SpA	843	20,626
Saipem SpA*	19,196	7,858
Snam SpA	8,732	49,987
Telecom Italia SpA*	41,597	39,387
Telecom Italia SpA-RSP	25,828	19,929
Terna Rete Elettrica Nazionale SpA (a)	6,988	38,751
UniCredit SpA	18,291	58,531
Unione di Banche Italiane SpA (a)	2,365	8,789
UnipolSai SpA (a)	4,201	8,400

		949,079

Japan — 16.5%
ABC-Mart, Inc.	100	6,484
Acom Co. Ltd.*(a)	3,100	17,105
Aeon Co. Ltd.	3,500	53,210

	Number of Shares	Value
Japan (Continued)
AEON Financial Service Co. Ltd.	400	$8,839
AIR WATER, Inc.	1,000	15,668
AISIN SEIKI Co. Ltd.	600	24,789
Ajinomoto Co., Inc.	2,100	50,739
Alfresa Holdings Corp.	500	10,552
Alps Electric Co. Ltd.	600	12,148
Amada Holdings Co. Ltd.	1,100	12,129
ANA Holdings, Inc.	3,000	8,775
Aozora Bank Ltd.	4,000	13,618
Asahi Glass Co. Ltd.	3,000	18,206
Asahi Group Holdings Ltd.	2,100	71,571
Asahi Kasei Corp.	5,000	33,544
ASICS Corp.	600	13,660
Astellas Pharma, Inc.	9,700	132,884
Bandai Namco Holdings, Inc.	700	17,359
Bank of Kyoto Ltd.	1,000	6,610
Benesse Holdings, Inc.	200	4,425
Bridgestone Corp.	3,500	120,928
Brother Industries Ltd.	300	3,600
Calbee, Inc.	300	11,081
Canon, Inc.	5,400	156,633
Casio Computer Co. Ltd.	700	10,904
Central Japan Railway Co.	500	88,635
Chiba Bank Ltd.	2,000	10,512
Chubu Electric Power Co., Inc.	4,000	54,707
Chugai Pharmaceutical Co. Ltd.	800	28,139
Chugoku Electric Power Co., Inc.	400	5,017
Concordia Financial Group Ltd.*	3,100	14,454
Credit Saison Co. Ltd.	500	9,536
CYBERDYNE, Inc.*	400	9,392
Dai Nippon Printing Co. Ltd.	2,000	20,517
Daicel Corp.	1,000	12,498
Daihatsu Motor Co. Ltd.	300	4,113
Dai-ichi Life Insurance Co. Ltd.	5,700	75,178
Daiichi Sankyo Co. Ltd.	3,000	69,802
Daikin Industries Ltd.	900	77,179
Daito Trust Construction Co. Ltd.	300	43,604
Daiwa House Industry Co. Ltd.	1,300	37,767
Daiwa Securities Group, Inc.	2,000	11,671
DENSO Corp.	1,400	55,236
Dentsu, Inc.	600	30,397
Don Quijote Holdings Co. Ltd.	300	9,645
East Japan Railway Co.	1,100	100,677
Eisai Co. Ltd.	900	55,901
Electric Power Development Co. Ltd.	400	10,371
FamilyMart Co. Ltd.	200	10,512
FANUC Corp.	700	107,337
Fast Retailing Co. Ltd.	100	26,988
Fuji Electric Co. Ltd.	1,000	4,046
Fuji Heavy Industries Ltd.	2,700	101,188
FUJIFILM Holdings Corp.	1,400	56,918
Fujitsu Ltd.	5,000	20,228
Fukuoka Financial Group, Inc.	2,000	7,297
Hamamatsu Photonics KK	500	13,636
Hankyu Hanshin Holdings, Inc.	4,000	27,489
Hikari Tsushin, Inc.	100	8,164
Hino Motors Ltd.	300	3,078

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Japan (Continued)
Hirose Electric Co. Ltd.	100	$12,426
Hiroshima Bank Ltd.	1,000	3,775
Hisamitsu Pharmaceutical Co., Inc.	200	10,710
Hitachi Chemical Co. Ltd.	400	7,495
Hitachi Construction Machinery Co. Ltd.	400	6,184
Hitachi High-Technologies Corp.	200	5,834
Hitachi Ltd.	23,200	107,269
Hitachi Metals Ltd.	700	7,522
Honda Motor Co. Ltd.	6,000	170,732
Hoshizaki Electric Co. Ltd.	200	19,163
Hoya Corp.	1,900	67,037
Hulic Co. Ltd.	3,700	36,721
Idemitsu Kosan Co. Ltd.	300	6,009
IHI Corp.	5,000	12,914
Iida Group Holdings Co. Ltd.	500	10,484
INPEX Corp.	4,900	40,382
Isetan Mitsukoshi Holdings Ltd.	2,800	27,384
Isuzu Motors Ltd.	1,500	18,097
ITOCHU Corp.	5,700	71,626
Iyo Bank Ltd.	4,500	29,991
J. Front Retailing Co. Ltd.	400	4,797
Japan Airlines Co. Ltd.	100	3,433
Japan Airport Terminal Co. Ltd.	100	3,459
Japan Exchange Group, Inc.	2,200	30,000
Japan Post Holdings Co. Ltd.	1,200	15,529
Japan Prime Realty Investment Corp. REIT	1	4,285
Japan Real Estate Investment Corp. REIT	2	11,722
Japan Retail Fund Investment Corp. REIT	3	6,982
Japan Tobacco, Inc.	4,800	190,812
JFE Holdings, Inc.	2,700	36,367
JGC Corp.	1,000	15,469
Joyo Bank Ltd.	1,000	3,703
JSR Corp.	600	8,832
JTEKT Corp.	1,600	22,179
JX Holdings, Inc.	11,200	43,795
Kajima Corp.	3,000	20,454
Kakaku.com, Inc.	400	7,586
Kamigumi Co. Ltd.	1,000	9,157
Kaneka Corp.	1,000	7,965
Kansai Electric Power Co., Inc.*	4,000	38,795
Kansai Paint Co. Ltd.	800	16,204
Kao Corp.	2,300	126,720
Kawasaki Heavy Industries Ltd.	4,000	12,462
KDDI Corp.	8,500	248,472
Keihan Holdings Co. Ltd.	3,000	20,265
Keikyu Corp.	1,000	9,482
Keio Corp.	2,000	17,158
Keisei Electric Railway Co. Ltd.	1,000	13,437
Keyence Corp.	100	63,575
Kikkoman Corp.	1,000	35,942
Kintetsu Group Holdings Co. Ltd.	7,000	28,193
Kirin Holdings Co. Ltd.	3,100	52,182
Kobe Steel Ltd.	11,000	9,934
Koito Manufacturing Co. Ltd.	400	18,892
Komatsu Ltd.	4,800	82,901
Konami Holdings Corp.	300	11,379
Konica Minolta, Inc.	3,400	29,353

	Number of Shares	Value
Japan (Continued)
Kose Corp.	100	$8,994
Kubota Corp.	4,300	63,315
Kuraray Co. Ltd.	2,800	37,220
Kurita Water Industries Ltd.	400	9,381
Kyocera Corp.	1,100	55,032
Kyowa Hakko Kirin Co. Ltd.	1,000	18,242
Kyushu Electric Power Co., Inc.*	2,800	28,446
Lawson, Inc.	100	7,920
LIXIL Group Corp.	900	16,271
M3, Inc.	700	20,134
Mabuchi Motor Co. Ltd.	100	4,732
Makita Corp.	400	25,936
Marubeni Corp.	10,700	51,493
Marui Group Co. Ltd.	1,500	22,039
Maruichi Steel Tube Ltd.	200	6,683
Mazda Motor Corp.	2,700	46,595
Medipal Holdings Corp.	300	5,215
MEIJI Holdings Co. Ltd.	400	36,158
Minebea Co. Ltd.	1,100	8,831
Miraca Holdings, Inc.	200	8,462
Mitsubishi Chemical Holdings Corp.	7,900	40,265
Mitsubishi Corp.	6,000	106,579
Mitsubishi Electric Corp.	7,000	84,675
Mitsubishi Estate Co. Ltd.	2,000	38,642
Mitsubishi Gas Chemical Co., Inc.	1,000	5,680
Mitsubishi Heavy Industries Ltd.	10,000	40,610
Mitsubishi Logistics Corp.	1,000	14,097
Mitsubishi Materials Corp.	3,000	8,669
Mitsubishi Motors Corp.	4,000	20,915
Mitsubishi Tanabe Pharma Corp.	600	10,094
Mitsubishi UFJ Financial Group, Inc.	55,400	277,063
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,900	29,722
Mitsui & Co. Ltd.	9,300	112,119
Mitsui Chemicals, Inc.	4,000	15,063
Mitsui Fudosan Co. Ltd.	2,000	49,153
Mitsui OSK Lines Ltd.	3,000	6,827
Mixi, Inc.	300	11,595
Mizuho Financial Group, Inc.	111,300	175,290
MS&AD Insurance Group Holdings, Inc.	3,100	88,519
Murata Manufacturing Co. Ltd.	700	81,862
Nabtesco Corp.	300	7,637
Nagoya Railroad Co. Ltd.	3,000	15,117
NEC Corp.	8,000	18,856
Nexon Co. Ltd.	1,400	23,048
NGK Insulators Ltd.	1,000	22,026
NGK Spark Plug Co. Ltd.	500	9,703
NH Foods Ltd.	1,000	23,371
Nidec Corp.	900	69,547
Nikon Corp.	1,100	15,467
Nintendo Co. Ltd.	400	59,421
Nippon Building Fund, Inc. REIT	3	17,853
Nippon Electric Glass Co. Ltd.	2,000	9,645
Nippon Express Co. Ltd.	3,000	12,950
Nippon Paint Holdings Co. Ltd.	600	17,122
Nippon Prologis REIT, Inc. REIT	2	4,342
Nippon Steel & Sumitomo Metal Corp.	4,010	82,927
Nippon Telegraph & Telephone Corp.	2,100	92,071

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Japan (Continued)
Nippon Yusen KK	3,000	$5,689
Nissan Motor Co. Ltd.	11,900	120,897
Nisshin Seifun Group, Inc.	1,550	26,413
Nissin Foods Holdings Co. Ltd.	200	10,042
Nitori Holdings Co. Ltd.	300	30,505
Nitto Denko Corp.	600	39,494
Nomura Holdings, Inc.	17,100	74,185
Nomura Real Estate Master Fund, Inc. REIT	6	9,482
Nomura Research Institute Ltd.	820	30,990
NSK Ltd.	2,700	24,017
NTT Data Corp.	500	25,827
NTT DOCOMO, Inc.	5,800	145,556
NTT Urban Development Corp.	4,100	41,098
Obayashi Corp.	2,300	24,239
Obic Co. Ltd.	200	10,891
Odakyu Electric Railway Co. Ltd.	2,000	21,746
Oji Holdings Corp.	3,000	12,354
Olympus Corp.	1,000	42,399
Omron Corp.	700	22,567
Ono Pharmaceutical Co. Ltd.	1,600	71,146
Oracle Corp. Japan	100	5,319
Oriental Land Co. Ltd.	700	46,096
ORIX Corp.	5,700	79,270
Osaka Gas Co. Ltd.	3,000	11,270
OTSUKA Corp.	100	4,741
Otsuka Holdings Co. Ltd.	1,400	57,272
Panasonic Corp.	10,200	95,013
Park24 Co. Ltd.	300	8,588
Pola Orbis Holdings, Inc.	100	8,669
Rakuten, Inc.	4,600	49,620
Recruit Holdings Co. Ltd.	900	30,681
Resona Holdings, Inc.	12,000	45,666
Ricoh Co. Ltd.	5,400	47,107
Rinnai Corp.	100	8,724
Rohm Co. Ltd.	200	8,552
Ryohin Keikaku Co. Ltd.	100	23,055
Sankyo Co. Ltd.	200	7,468
Santen Pharmaceutical Co. Ltd.	1,400	20,633
Secom Co. Ltd.	700	54,901
Sega Sammy Holdings, Inc.	600	7,326
Seibu Holdings, Inc.	500	9,432
Seiko Epson Corp.	900	16,222
Sekisui Chemical Co. Ltd.	1,200	15,670
Sekisui House Ltd.	3,500	62,771
Seven & i Holdings Co. Ltd.	3,400	145,659
Seven Bank Ltd.	9,300	34,266
Shikoku Electric Power Co., Inc.	300	3,579
Shimadzu Corp.	1,000	15,262
Shimamura Co. Ltd.	100	13,004
Shimano, Inc.	200	31,228
Shimizu Corp.	1,000	8,958
Shin-Etsu Chemical Co. Ltd.	1,900	110,978
Shionogi & Co. Ltd.	1,100	61,956
Shiseido Co. Ltd.	1,900	50,179
Shizuoka Bank Ltd.	2,000	14,973
Showa Shell Sekiyu KK	800	8,120

	Number of Shares	Value
Japan (Continued)
SMC Corp.	100	$25,511
SoftBank Group Corp.	4,100	230,594
Sohgo Security Services Co. Ltd.	200	9,861
Sompo Japan Nipponkoa Holdings, Inc.	700	19,761
Sony Corp.	5,300	148,372
Stanley Electric Co. Ltd.	400	8,492
Start Today Co. Ltd.	200	9,139
Sumitomo Chemical Co. Ltd.	6,000	27,525
Sumitomo Corp.	5,600	57,525
Sumitomo Dainippon Pharma Co. Ltd.	500	7,324
Sumitomo Electric Industries Ltd.	4,800	68,033
Sumitomo Heavy Industries Ltd.	1,000	4,867
Sumitomo Metal Mining Co. Ltd.	2,000	20,644
Sumitomo Mitsui Financial Group, Inc.	6,400	209,047
Sumitomo Mitsui Trust Holdings, Inc.	20,100	70,010
Sumitomo Realty & Development Co. Ltd.	1,000	27,977
Sundrug Co. Ltd.	100	8,281
Suntory Beverage & Food Ltd.	500	23,615
Suruga Bank Ltd.	600	13,443
Suzuken Co. Ltd.	200	6,466
Suzuki Motor Corp.	1,000	25,728
Sysmex Corp.	500	36,574
T&D Holdings, Inc.	4,200	41,968
Taiheiyo Cement Corp.	4,000	10,548
Taisei Corp.	4,000	29,693
Taisho Pharmaceutical Holdings Co. Ltd.	100	9,329
Taiyo Nippon Sanso Corp.	500	4,502
Takashimaya Co. Ltd.	1,000	7,080
Takeda Pharmaceutical Co. Ltd.	3,300	142,955
TDK Corp.	400	23,407
Teijin Ltd.	3,000	10,566
Terumo Corp.	1,800	75,748
THK Co. Ltd.	300	5,681
Tobu Railway Co. Ltd.	4,000	20,337
Toho Gas Co. Ltd.	1,000	7,423
Tohoku Electric Power Co., Inc.	3,400	43,907
Tokio Marine Holdings, Inc.	4,500	156,008
Tokyo Electric Power Co. Holdings, Inc.*	6,900	32,464
Tokyo Electron Ltd.	500	37,125
Tokyo Gas Co. Ltd.	4,000	16,179
Tokyo Tatemono Co. Ltd.	300	3,831
Tokyu Corp.	3,000	25,737
Tokyu Fudosan Holdings Corp.	6,800	44,951
TonenGeneral Sekiyu KK	1,000	9,527
Toppan Printing Co. Ltd.	2,000	18,097
Toray Industries, Inc.	6,000	51,967
Toshiba Corp.*(a)	20,100	49,662
TOTO Ltd.	500	19,009
Toyo Seikan Group Holdings Ltd.	600	12,684
Toyo Suisan Kaisha Ltd.	300	11,636
Toyota Industries Corp.	100	4,339
Toyota Motor Corp.	11,800	616,241
Toyota Tsusho Corp.	700	16,562
Trend Micro, Inc.	400	14,521
TSURUHA HOLDINGS, Inc.	100	10,412
Unicharm Corp.	1,300	25,458
United Urban Investment Corp. REIT	34	53,732

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Japan (Continued)
USS Co. Ltd.	2,000	$31,697
West Japan Railway Co.	500	31,309
Yahoo Japan Corp.	6,000	26,983
Yakult Honsha Co. Ltd.	300	14,738
Yamada Denki Co. Ltd.	5,600	26,398
Yamaha Corp.	600	18,206
Yamaha Motor Co. Ltd.	900	15,946
Yamato Holdings Co. Ltd.	2,400	48,798
Yamazaki Baking Co. Ltd.	1,000	24,572
Yaskawa Electric Corp.	800	10,143
Yokogawa Electric Corp.	800	9,247

		11,202,435

Jersey Island — 0.0%
Randgold Resources Ltd.	409	34,358

Jordan — 0.0%
Hikma Pharmaceuticals PLC	561	18,672

Luxembourg — 0.2%
ArcelorMittal*	7,136	35,094
Millicom International Cellular SA SDR	240	13,983
RTL Group SA	180	16,144
SES SA FDR	1,267	28,378
Tenaris SA	1,805	23,919

		117,518

Macau — 0.1%
MGM China Holdings Ltd.	4,523	6,507
Sands China Ltd.	9,867	37,839
Wynn Macau Ltd.	6,900	10,798

		55,144

Malaysia — 0.7%
Alliance Financial Group Bhd	7,400	7,258
AMMB Holdings Bhd	10,500	10,960
Astro Malaysia Holdings Bhd	17,100	11,430
Berjaya Sports Toto Bhd	11,525	8,513
Dialog Group Bhd	23,810	8,938
DiGi.Com Bhd	19,500	21,158
Genting Bhd	3,000	6,074
Genting Malaysia Bhd	20,500	21,895
Genting Plantations Bhd	4,500	11,335
Hartalega Holdings Bhd	3,600	3,636
Hong Leong Bank Bhd	4,700	15,208
Hong Leong Financial Group Bhd	2,000	7,208
IHH Healthcare Bhd	16,500	25,815
IJM Corp. Bhd	11,800	9,974
IOI Corp. Bhd	17,700	17,747
Kuala Lumpur Kepong Bhd	3,800	21,204
Lafarge Malaysia Bhd	4,900	9,423
Malayan Banking Bhd	19,000	37,549
Malaysia Airports Holdings Bhd	5,800	8,976
Maxis Bhd	12,500	16,651
MISC Bhd	5,800	10,844
Petronas Chemicals Group Bhd	11,900	18,964
Petronas Dagangan Bhd	1,800	10,218
Petronas Gas Bhd	5,100	26,729
Public Bank Bhd	11,800	54,642

	Number of Shares	Value
Malaysia (Continued)
Sime Darby Bhd	11,800	$21,177
Telekom Malaysia Bhd	9,000	14,669
Tenaga Nasional Bhd	6,400	21,669
UMW Holdings Bhd	4,800	5,789
Westports Holdings Bhd	3,600	3,784
YTL Corp. Bhd	13,200	5,211
YTL Power International Bhd	17,365	6,098

		480,746

Malta — 0.0%
Brait SE*(a)	1,882	19,102

Mexico — 1.0%
Alfa SAB de CV, Class A	11,435	20,049
America Movil SAB de CV, Series L	138,164	84,515
Arca Continental SAB de CV	1,507	10,016
Cemex SAB de CV, Series CPO*	60,464	38,427
Coca-Cola Femsa SAB de CV, Series L	1,902	15,243
El Puerto de Liverpool SAB de CV, Class C1	1,507	16,203
Fibra Uno Administracion SA de CV REIT	9,037	19,566
Fomento Economico Mexicano SAB de CV	8,388	75,778
Fresnillo PLC	1,138	16,631
Gentera SAB de CV	4,507	8,207
Gruma SAB de CV, Class B	812	11,673
Grupo Aeroportuario del Pacifico SAB de CV, Class B	925	9,351
Grupo Aeroportuario del Sureste SAB de CV, Class B*	638	10,060
Grupo Bimbo SAB de CV, Series A	6,030	17,776
Grupo Carso SAB de CV, Series A1	1,504	6,364
Grupo Comercial Chedraui SA de CV	1,510	3,771
Grupo Financiero Banorte SAB de CV, Class O	11,065	57,859
Grupo Financiero Inbursa SAB de CV, Class O	13,559	22,612
Grupo Financiero Santander Mexico SAB de CV, Class B	8,070	14,582
Grupo Mexico SAB de CV, Series B	16,582	36,737
Grupo Televisa SAB, Series CPO	11,372	60,678
Industrias Penoles SAB de CV	1,120	17,864
Kimberly-Clark de Mexico SAB de CV, Class A	6,030	14,323
Mexichem SAB de CV	5,138	10,809
OHL Mexico SAB de CV*	3,038	3,824
Promotora y Operadora de Infraestructura SAB de CV	803	9,594
Wal-Mart de Mexico SAB de CV	22,597	52,450

		664,962

Netherlands — 2.9%
ABN AMRO Group NV, 144A	900	18,330
Aegon NV (a)	7,399	38,034
Akzo Nobel NV	952	64,613
Altice NV, Class A*(a)	1,260	21,716
Altice NV, Class B*	420	7,262
ASML Holding NV	1,451	144,332
Gemalto NV (a)	354	21,636

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Netherlands (Continued)
Heineken Holding NV	399	$32,737
Heineken NV	933	86,650
ING Groep NV	15,629	194,676
Koninklijke Ahold NV	3,216	71,243
Koninklijke Boskalis Westminster NV (a)	360	13,038
Koninklijke DSM NV (a)	717	42,672
Koninklijke KPN NV (a)	13,363	53,035
Koninklijke Philips NV	3,708	99,924
Koninklijke Vopak NV	289	15,058
NN Group NV	1,200	40,075
NXP Semiconductors NV*	579	54,710
OCI NV*(a)	465	6,690
QIAGEN NV*	934	20,026
Randstad Holding NV	488	26,358
Royal Dutch Shell PLC, Class A	16,769	402,564
Royal Dutch Shell PLC, Class B	15,388	370,080
Steinhoff International Holdings NV	11,628	68,238
Wolters Kluwer NV	1,387	55,286

		1,968,983

New Zealand — 0.2%
Auckland International Airport Ltd.	9,295	39,243
Contact Energy Ltd.	7,134	26,017
Fletcher Building Ltd.	3,541	21,443
Meridian Energy Ltd.	9,274	16,816
Ryman Healthcare Ltd.	3,927	25,507
Spark New Zealand Ltd.	5,220	13,068

		142,094

Norway — 0.5%
DNB ASA	4,144	53,152
Gjensidige Forsikring ASA	909	15,680
Marine Harvest ASA*	1,602	26,752
Norsk Hydro ASA	5,529	22,042
Orkla ASA	3,640	32,938
Schibsted ASA, Class A	237	7,366
Schibsted ASA, Class B	258	7,649
Statoil ASA	4,557	72,667
Telenor ASA (a)	3,076	51,257
Yara International ASA (a)	737	26,579

		316,082

Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR*	779	7,447
Credicorp Ltd.	183	25,657
Southern Copper Corp. (a)	193	5,028

		38,132

Philippines — 0.4%
Aboitiz Equity Ventures, Inc.	15,640	26,421
Aboitiz Power Corp.	17,800	17,509
Alliance Global Group, Inc.	11,700	3,808
Ayala Corp.	1,200	21,721
Ayala Land, Inc.	29,900	22,825
Bank of the Philippine Islands	7,770	15,327
BDO Unibank, Inc.	7,180	15,507
DMCI Holdings Inc.	15,400	4,182
Energy Development Corp.	30,000	3,625

	Number of Shares	Value
Philippines (Continued)
Globe Telecom, Inc.	200	$10,307
GT Capital Holdings, Inc.	200	5,966
International Container Terminal Services, Inc.	5,990	7,243
JG Summit Holdings, Inc.	9,190	16,232
Jollibee Foods Corp.	2,990	15,051
Metro Pacific Investments Corp.	51,900	6,692
Metropolitan Bank & Trust Co.	4,800	8,940
Philippine Long Distance Telephone Co.	325	13,204
Security Bank Corp.	1,100	4,775
SM Investments Corp.	1,170	23,518
SM Prime Holdings, Inc.	47,800	24,531
Universal Robina Corp.	5,980	24,935

		292,319

Poland — 0.3%
Alior Bank SA*	783	10,257
Bank Pekao SA	904	34,190
Bank Zachodni WBK SA	477	31,207
CCC SA	343	14,829
Cyfrowy Polsat SA*	5,272	29,945
Polski Koncern Naftowy Orlen SA	1,167	20,472
Polskie Gornictwo Naftowe i Gazownictwo SA	9,991	13,402
Powszechny Zaklad Ubezpieczen SA	3,580	28,342

		182,644

Portugal — 0.1%
EDP — Energias de Portugal SA	10,371	34,560
Galp Energia SGPS SA	1,595	20,906
Jeronimo Martins SGPS SA	1,407	22,793

		78,259

Qatar — 0.2%
Barwa Real Estate Co.	964	8,023
Ezdan Holding Group QSC	4,018	18,664
Industries Qatar QSC	416	10,970
Masraf Al Rayan QSC	1,507	13,598
Qatar Electricity & Water Co. QSC	250	13,700
Qatar Gas Transport Co. Ltd.	2,709	17,398
Qatar Insurance Co. SAQ	333	6,586
Qatar National Bank SAQ	790	28,970

		117,909

Romania — 0.0%
New Europe Property Investments PLC	495	5,795

Russia — 0.7%
Gazprom PAO, ADR	9,992	43,685
Lukoil PJSC, ADR	1,410	53,932
Magnit PJSC, GDR	1,886	66,764
MegaFon PJSC, GDR	2,259	25,301
Mobile TeleSystems PJSC, ADR	4,793	41,987
NovaTek OAO, GDR	793	79,617
PhosAgro OAO GDR	1,300	19,500
Rosneft Oil Co. OJSC, GDR	11,242	54,389
Severstal PAO, GDR	3,026	31,622
Sistema JSFC, GDR	2,160	16,092

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Russia (Continued)
Surgutneftegas OJSC, ADR	7,882	$39,962
VTB Bank PJSC, GDR	13,896	28,250

		501,101

Singapore — 0.9%
Ascendas Real Estate Investment Trust REIT	15,100	25,110
CapitaLand Commercial Trust REIT	21,300	21,499
CapitaLand Ltd.	13,200	28,660
CapitaLand Mall Trust REIT	16,700	24,618
ComfortDelGro Corp. Ltd.	14,400	28,651
DBS Group Holdings Ltd.	8,100	91,170
Genting Singapore PLC	27,700	14,885
Global Logistic Properties Ltd.	11,800	15,509
Golden Agri-Resources Ltd.	11,800	3,342
Hutchison Port Holdings Trust, Class U	30,000	12,900
Jardine Cycle & Carriage Ltd.	200	4,909
Keppel Corp. Ltd.	6,100	23,831
Oversea-Chinese Banking Corp. Ltd.	11,300	70,733
Sembcorp Industries Ltd.	2,500	5,065
Sembcorp Marine Ltd. (a)	3,300	3,714
Singapore Airlines Ltd.	1,400	10,858
Singapore Exchange Ltd.	1,800	10,130
Singapore Press Holdings Ltd. (a)	1,800	5,045
Singapore Technologies Engineering Ltd.	9,800	22,986
Singapore Telecommunications Ltd.	34,100	95,830
United Overseas Bank Ltd.	4,400	58,215
Wilmar International Ltd.	10,000	24,109

		601,769

South Africa — 1.4%
Anglo American Platinum Ltd.*	328	7,332
AngloGold Ashanti Ltd.*	1,964	26,255
Aspen Pharmacare Holdings Ltd.*	1,203	24,647
Barclays Africa Group Ltd.	1,600	14,858
Bid Corp. Ltd.*	979	18,850
Bidvest Group Ltd.	1,239	9,885
Capitec Bank Holdings Ltd.	178	6,739
Discovery Ltd.	1,059	8,100
Exxaro Resources Ltd.	1,680	6,687
FirstRand Ltd.	13,066	35,333
Fortress Income Fund Ltd.	4,294	9,973
Fortress Income Fund Ltd., Class A	4,977	4,994
Foschini Group Ltd. (a)	680	6,057
Gold Fields Ltd.	4,273	14,850
Growthpoint Properties Ltd. REIT	8,171	12,218
Hyprop Investments Ltd. REIT	905	6,791
Impala Platinum Holdings Ltd.*	3,116	8,922
Imperial Holdings Ltd.	559	4,980
Investec Ltd.	640	4,321
Investec PLC	2,280	15,481
Life Healthcare Group Holdings Ltd.	2,934	7,169
Mediclinic International PLC	1,349	16,930
Mondi Ltd.	498	9,649
Mondi PLC	1,438	28,034
Mr Price Group Ltd.	843	9,896
MTN Group Ltd.	6,408	49,947
Naspers Ltd., Class N	1,750	257,393

	Number of Shares	Value
South Africa (Continued)
Nedbank Group Ltd.	629	$7,084
PSG Group Ltd.	311	3,716
Rand Merchant Investment Holdings Ltd.	1,928	5,016
Redefine Properties Ltd. REIT	19,199	13,377
Remgro Ltd.	1,862	28,801
Resilient REIT Ltd.	1,299	10,754
RMB Holdings Ltd.	2,088	7,025
Sanlam Ltd.	5,869	23,239
Sappi Ltd.*	2,285	10,720
Sasol Ltd.	2,445	74,208
Shoprite Holdings Ltd.	1,395	14,638
Sibanye Gold Ltd.	4,420	12,656
SPAR Group Ltd.	436	5,613
Standard Bank Group Ltd.	5,201	41,039
Tiger Brands Ltd. (a)	550	12,161
Truworths International Ltd.	1,211	7,245
Vodacom Group Ltd. (a)	1,442	15,084
Woolworths Holdings Ltd.	3,474	18,391

		937,058

South Korea — 3.1%
Amorepacific Corp.	122	42,738
AMOREPACIFIC Group	110	15,414
BGF Retail Co. Ltd.	42	7,735
BNK Financial Group, Inc.	1,069	7,848
Celltrion, Inc.*	325	27,024
Cheil Worldwide, Inc.	558	7,608
CJ CheilJedang Corp.	52	16,689
CJ Corp.	67	12,199
CJ E&M Corp.	114	7,203
Coway Co. Ltd.	308	26,619
Daelim Industrial Co. Ltd.	119	8,118
DGB Financial Group, Inc.	1,131	8,797
Dongbu Insurance Co. Ltd.	292	17,861
E-MART, Inc.	120	18,325
GS Engineering & Construction Corp.*	297	7,376
GS Holdings	120	5,276
GS Retail Co. Ltd.	132	5,859
Hana Financial Group, Inc.	1,186	25,724
Hankook Tire Co. Ltd.	420	18,043
Hanmi Pharm. Co. Ltd.	21	11,154
Hanmi Science Co. Ltd.	52	6,719
Hanon Systems	1,398	14,487
Hanssem Co. Ltd.	36	5,573
Hanwha Chemical Corp.	414	8,285
Hanwha Corp.	332	10,725
Hanwha Life Insurance Co. Ltd.	1,778	9,533
Hotel Shilla Co. Ltd.	104	5,751
Hyosung Corp.	132	13,014
Hyundai Department Store Co. Ltd.	115	12,785
Hyundai Development Co.-Engineering & Construction	241	9,059
Hyundai Engineering & Construction Co. Ltd.	238	6,830
Hyundai Glovis Co. Ltd.	97	14,813
Hyundai Heavy Industries Co. Ltd.*	120	11,025
Hyundai Marine & Fire Insurance Co. Ltd.	489	12,966

See Notes to Financial Statements.	41

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
South Korea (Continued)
Hyundai Mobis Co. Ltd.	300	$64,189
Hyundai Motor Co.	578	67,655
Hyundai Steel Co.	346	14,196
Hyundai Wia Corp.	106	8,236
Kakao Corp.	99	8,539
Kangwon Land, Inc.	600	21,421
KB Financial Group, Inc.	1,331	38,083
KCC Corp.	34	11,540
KEPCO Plant Service & Engineering Co. Ltd.	71	4,188
Kia Motors Corp.	1,025	40,121
Korea Aerospace Industries Ltd.	292	16,391
Korea Electric Power Corp.	878	46,338
Korea Gas Corp.	99	3,302
Korea Investment Holdings Co. Ltd.	179	6,706
Korea Zinc Co. Ltd.	53	20,879
KT Corp.	175	4,713
KT&G Corp.	550	58,840
Kumho Petrochemical Co. Ltd.	127	6,799
LG Chem Ltd.	212	48,206
LG Corp.	267	14,764
LG Display Co. Ltd.	783	16,950
LG Electronics, Inc.	417	19,629
LG Household & Health Care Ltd.	47	41,645
LG Innotek Co. Ltd.	59	4,302
LG Uplus Corp.	1,554	15,060
Lotte Chemical Corp.	85	20,255
Lotte Chilsung Beverage Co. Ltd.	2	3,259
Lotte Shopping Co. Ltd.	60	11,504
Mirae Asset Securities Co. Ltd.	226	4,447
NAVER Corp.	114	68,871
NCSoft Corp.	93	18,767
OCI Co. Ltd.*	113	9,282
Orion Corp.	19	15,464
Ottogi Corp.	5	3,558
POSCO	341	59,513
Posco Daewoo Corp.	178	3,525
S-1 Corp.	161	13,509
Samsung C&T Corp.	305	30,710
Samsung Card Co. Ltd.	291	9,364
Samsung Electro-Mechanics Co. Ltd.	240	10,512
Samsung Electronics Co. Ltd.	415	449,891
Samsung Fire & Marine Insurance Co. Ltd.	162	37,788
Samsung Heavy Industries Co. Ltd.*	478	3,826
Samsung Life Insurance Co. Ltd.	368	32,113
Samsung SDI Co. Ltd.	222	20,956
Samsung SDS Co. Ltd.	113	17,351
Samsung Securities Co. Ltd.	180	5,384
Shinhan Financial Group Co. Ltd.	1,685	55,917
Shinsegae Co. Ltd.	57	9,924
SK Holdings Co. Ltd.	163	31,320
SK Hynix, Inc.	2,221	53,484
SK Innovation Co. Ltd.	217	29,770
SK Telecom Co. Ltd.	63	11,735
S-Oil Corp.	119	8,577
Yuhan Corp.	58	15,427

		2,107,870

	Number of Shares	Value
Spain — 2.2%
Abertis Infraestructuras SA	1,867	$28,584
ACS Actividades de Construccion y Servicios SA	860	28,371
Aena SA, 144A*	300	40,506
Amadeus IT Holding SA, Class A	1,630	75,510
Banco Bilbao Vizcaya Argentaria SA	26,129	173,300
Banco de Sabadell SA	20,300	34,693
Banco Popular Espanol SA	7,738	12,742
Banco Santander SA	57,415	274,120
Bankia SA	22,267	19,349
Bankinter SA	3,843	29,230
CaixaBank SA	9,747	26,646
Distribuidora Internacional de Alimentacion SA*	1,985	11,871
Enagas SA	1,025	30,724
Endesa SA	851	17,498
Ferrovial SA	1,686	35,699
Gas Natural SDG SA	1,550	30,681
Grifols SA	1,194	27,055
Iberdrola SA	21,211	143,867
Industria de Diseno Textil SA	4,445	150,152
Mapfre SA	5,080	12,876
Red Electrica Corp. SA	514	45,775
Repsol SA	4,331	55,778
Telefonica SA (a)	18,241	190,597
Zardoya Otis SA	477	4,946

		1,500,570

Sweden — 2.0%
Alfa Laval AB	1,021	15,435
Assa Abloy AB, Class B	3,885	80,761
Atlas Copco AB, Class A	2,618	67,636
Atlas Copco AB, Class B	1,417	33,789
Boliden AB	1,150	20,349
Electrolux AB, Series B	992	26,616
Getinge AB, Class B	788	16,816
Hennes & Mauritz AB, Class B	3,997	122,670
Hexagon AB, Class B	968	37,588
Husqvarna AB, Class B	1,832	14,539
ICA Gruppen AB (a)	287	10,105
Industrivarden AB, Class C	802	13,557
Investor AB, Class B	1,875	65,232
Kinnevik AB*	955	2,049
Kinnevik AB, Class B	955	23,241
Lundin Petroleum AB*	897	16,088
Nordea Bank AB	12,486	121,172
Sandvik AB	4,110	40,182
Securitas AB, Class B	1,213	19,123
Skandinaviska Enskilda Banken AB, Class A	6,018	57,681
Skanska AB, Class B	1,327	29,145
SKF AB, Class B	1,482	26,082
Svenska Cellulosa AB SCA, Class B	2,442	78,167
Svenska Handelsbanken AB, Class A	5,857	74,991
Swedbank AB, Class A	3,556	78,271
Swedish Match AB	697	23,781
Tele2 AB, Class B (a)	1,144	10,039

See Notes to Financial Statements.	42

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Sweden (Continued)
Telefonaktiebolaget LM Ericsson, Class B	12,157	$93,713
Telia Co. AB	9,778	45,823
Volvo AB, Class B	6,071	67,578

		1,332,219

Switzerland — 6.8%
ABB Ltd.*	8,708	181,168
Actelion Ltd.*	419	68,751
Adecco Group AG	651	39,460
Aryzta AG*	357	14,208
Baloise Holding AG	240	29,650
Barry Callebaut AG*	10	11,821
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	4	24,648
Cie Financiere Richemont SA	2,120	124,875
Coca-Cola HBC AG CDI*	964	18,751
Credit Suisse Group AG*	7,043	96,505
Dufry AG*	91	12,222
EMS-Chemie Holding AG	46	22,803
Galenica AG	7	9,246
Geberit AG	175	66,901
Givaudan SA	40	76,660
Glencore PLC*	48,675	92,424
Julius Baer Group Ltd.*	783	34,841
Kuehne + Nagel International AG	359	50,491
LafargeHolcim Ltd.*	1,725	77,573
Lonza Group AG*	179	30,902
Nestle SA	12,819	946,594
Novartis AG	9,066	719,625
Pargesa Holding SA	177	11,690
Partners Group Holding AG	108	45,525
Roche Holding AG	2,783	730,468
Schindler Holding AG	120	22,117
Schindler Holding AG Participation Certificates	235	43,525
SGS SA	24	51,211
Sika AG	6	25,956
Sonova Holding AG	273	36,446
STMicroelectronics NV	2,769	16,566
Swatch Group AG — Bearer	131	38,615
Swatch Group AG — Registered	180	10,440
Swiss Life Holding AG*	105	27,222
Swiss Prime Site AG*	538	46,114
Swiss Re AG	1,491	133,950
Swisscom AG	136	64,798
Syngenta AG	381	149,679
UBS Group AG	14,596	225,548
Wolseley PLC	966	56,678
Zurich Insurance Group AG*	571	138,154

		4,624,821

Taiwan — 2.6%
Acer, Inc.*	34,311	13,467
Advanced Semiconductor Engineering, Inc.	30,484	34,492
Advantech Co. Ltd.	1,670	12,341
Asia Cement Corp.	7,242	5,518
Asustek Computer, Inc.	2,576	22,117

	Number of Shares	Value
Taiwan (Continued)
AU Optronics Corp.	68,822	$19,119
Casetek Holdings Ltd.	1,195	4,544
Catcher Technology Co. Ltd.	3,229	24,555
Cathay Financial Holding Co. Ltd.	44,823	51,815
Chang Hwa Commercial Bank Ltd.	7,945	4,032
Cheng Shin Rubber Industry Co. Ltd.	7,818	16,061
Chicony Electronics Co. Ltd.	1,892	4,560
China Development Financial Holding Corp.	49,112	12,379
China Life Insurance Co. Ltd.	10,939	8,352
China Steel Corp.	47,786	29,672
Chunghwa Telecom Co. Ltd.	16,113	54,348
Compal Electronics, Inc.	18,392	10,828
CTBC Financial Holding Co. Ltd.	67,752	35,525
Delta Electronics, Inc.	9,653	44,399
E.Sun Financial Holding Co. Ltd.	20,528	11,487
Eclat Textile Co. Ltd.	1,003	10,764
Far EasTone Telecommunications Co. Ltd.	6,832	15,733
Feng Tay Enterprise Co. Ltd.	2,309	9,664
First Financial Holding Co. Ltd.	14,492	7,332
Formosa Chemicals & Fibre Corp.	11,416	28,774
Formosa Petrochemical Corp.	2,188	5,971
Formosa Plastics Corp.	15,893	38,499
Foxconn Technology Co. Ltd.	5,514	12,596
Fubon Financial Holding Co. Ltd.	32,519	38,390
Giant Manufacturing Co. Ltd.	1,194	7,121
Hermes Microvision, Inc.	183	6,481
Hiwin Technologies Corp.	1,212	5,129
Hon Hai Precision Industry Co. Ltd.	66,861	164,218
Hotai Motor Co. Ltd.	942	8,997
HTC Corp.	1,766	4,603
Hua Nan Financial Holdings Co. Ltd.	9,276	4,622
Innolux Corp.	34,014	10,086
Inotera Memories, Inc.*	16,040	14,337
Inventec Corp.	11,921	7,932
Largan Precision Co. Ltd.	508	42,369
Lite-On Technology Corp.	7,890	10,161
MediaTek, Inc.	6,597	44,503
Mega Financial Holding Co. Ltd.	29,405	21,549
Nan Ya Plastics Corp.	25,480	48,597
Nien Made Enterprise Co. Ltd.*	900	8,251
Novatek Microelectronics Corp.	2,218	7,379
OBI Pharma, Inc.*	534	9,955
Pegatron Corp.	8,262	17,202
Phison Electronics Corp.	651	5,350
Pou Chen Corp.	9,266	12,430
Powertech Technology, Inc.	3,379	7,284
President Chain Store Corp.	2,525	19,162
Quanta Computer, Inc.	10,189	18,121
Realtek Semiconductor Corp.	1,384	3,751
Siliconware Precision Industries Co. Ltd.	13,055	21,216
Synnex Technology International Corp.	3,640	3,616
TaiMed Biologics, Inc.*	800	6,366
Taiwan Cement Corp.	11,726	10,805
Taiwan Cooperative Financial Holding Co. Ltd.	20,828	9,133
Taiwan Mobile Co. Ltd.	7,154	24,459

See Notes to Financial Statements.	43

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Taiwan (Continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	105,034	$504,034
Teco Electric & Machinery Co. Ltd.	6,416	5,145
Uni-President Enterprises Corp.	21,051	40,085
United Microelectronics Corp.	59,121	22,116
Vanguard International Semiconductor Corp.	4,144	6,798
Wistron Corp.	6,996	4,494
WPG Holdings Ltd.	5,700	6,266
Yuanta Financial Holding Co. Ltd.	48,381	16,319
Zhen Ding Technology Holding Ltd.	1,841	3,466

		1,781,242

Thailand — 0.4%
Indorama Ventures PCL, NVDR	34,900	32,482
IRPC PCL, NVDR	155,090	21,619
Kasikornbank PCL, NVDR	10,400	50,654
Krung Thai Bank PCL, NVDR	65,100	31,161
PTT Exploration & Production PCL, NVDR	20,100	43,745
PTT PCL, NVDR	6,600	55,608
Siam Commercial Bank PCL, NVDR	11,800	44,260
Thai Oil PCL, NVDR	8,100	14,397

		293,926

Turkey — 0.3%
Akbank TAS	7,892	21,307
Anadolu Efes Biracilik Ve Malt Sanayii AS	535	3,389
Arcelik AS	1,115	7,407
BIM Birlesik Magazalar AS	903	17,711
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	12,282	11,233
Eregli Demir ve Celik Fabrikalari TAS	10,193	14,225
Ford Otomotiv Sanayi AS	737	8,733
Haci Omer Sabanci Holding AS	4,800	14,943
KOC Holding AS	3,398	15,090
TAV Havalimanlari Holding AS	1,987	10,190
Tofas Turk Otomobil Fabrikasi AS	1,198	8,985
Tupras Turkiye Petrol Rafinerileri AS	665	15,003
Turk Hava Yollari Anonim Ortakligi*	2,881	6,070
Turkcell Iletisim Hizmetleri AS*	3,785	13,796
Turkiye Garanti Bankasi AS	10,771	27,583
Turkiye Halk Bankasi AS	2,400	7,227
Turkiye Is Bankasi, Class C	6,651	10,161
Turkiye Sise ve Cam Fabrikalari AS	8,086	9,641

		222,694

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	6,030	9,784
Aldar Properties PJSC	13,560	9,709
DP World Ltd.	1,392	23,942
Dubai Islamic Bank PJSC	3,024	4,199
Emaar Malls Group PJSC	19,707	14,647
Emaar Properties PJSC	14,688	24,993
Emirates Telecommunications Group Co. PJSC	3,183	15,338
First Gulf Bank PJSC	9,385	30,278
National Bank of Abu Dhabi PJSC	4,563	9,690

		142,580

	Number of Shares	Value
United Kingdom — 12.5%
3i Group PLC	4,141	$33,677
Aberdeen Asset Management PLC (a)	3,906	15,789
Admiral Group PLC	902	25,710
Aggreko PLC	1,113	18,119
Anglo American PLC	6,007	52,210
ARM Holdings PLC	5,791	82,784
Ashtead Group PLC	1,715	24,243
Associated British Foods PLC	1,490	63,533
AstraZeneca PLC	5,028	293,332
Auto Trader Group PLC, 144A	3,057	17,401
Aviva PLC	15,775	102,769
Babcock International Group PLC	994	14,929
BAE Systems PLC	11,892	83,294
Barclays PLC	66,915	176,776
Barratt Developments PLC	4,004	34,331
Berkeley Group Holdings PLC	441	20,918
BP PLC	73,814	381,931
British American Tobacco PLC	7,466	453,946
British Land Co. PLC REIT	4,205	45,068
BT Group PLC	34,218	219,450
Bunzl PLC	1,339	39,640
Burberry Group PLC	1,807	28,108
Capita PLC	2,507	38,634
Centrica PLC	20,588	60,770
CNH Industrial NV	3,845	27,123
Cobham PLC (a)	4,380	10,340
Compass Group PLC	6,359	118,534
Croda International PLC	605	25,762
Diageo PLC	9,902	268,259
Direct Line Insurance Group PLC	5,305	28,836
Dixons Carphone PLC	3,842	24,484
easyJet PLC	777	17,252
Fiat Chrysler Automobiles NV	4,032	28,779
G4S PLC	6,015	16,282
GKN PLC	6,717	26,744
GlaxoSmithKline PLC	19,451	407,084
Hammerson PLC REIT	2,873	24,093
Hargreaves Lansdown PLC	1,025	20,027
HSBC Holdings PLC	78,900	508,581
ICAP PLC	2,405	15,048
IMI PLC	1,142	16,623
Imperial Brands PLC	3,866	210,591
Inmarsat PLC	1,924	20,050
InterContinental Hotels Group PLC	754	29,060
International Consolidated Airlines Group SA	4,325	33,806
Intertek Group PLC	674	30,623
Intu Properties PLC REIT	3,486	15,132
ITV PLC	17,017	52,941
J Sainsbury PLC	4,662	18,130
Johnson Matthey PLC	815	34,043
Kingfisher PLC	10,132	53,885
Land Securities Group PLC REIT	3,425	57,841
Legal & General Group PLC	22,956	79,597
Lloyds Banking Group PLC	252,872	263,772
London Stock Exchange Group PLC	1,076	42,623
Marks & Spencer Group PLC	6,988	38,430

See Notes to Financial Statements.	44

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
United Kingdom (Continued)
Meggitt PLC	3,185	$17,898
Merlin Entertainments PLC, 144A	2,113	12,933
National Grid PLC	14,891	217,184
Next PLC	637	50,189
Old Mutual PLC	19,750	50,945
Pearson PLC	3,604	43,769
Persimmon PLC	1,266	38,543
Petrofac Ltd. (a)	1,225	13,804
Provident Financial PLC	443	18,684
Prudential PLC	10,251	204,889
Reckitt Benckiser Group PLC	2,625	261,382
RELX NV	4,493	77,911
RELX PLC	4,618	83,606
Rexam PLC (a)	2,941	26,772
Rio Tinto Ltd.	1,786	57,687
Rio Tinto PLC	4,981	140,137
Rolls-Royce Holdings PLC*	7,202	64,568
Rolls-Royce Holdings PLC, Class C*	613,581	889
Rolls-Royce Holdings PLC — Entitlement*	548,049	794
Royal Bank of Scotland Group PLC*	13,079	46,694
Royal Mail PLC	2,820	22,096
RSA Insurance Group PLC	3,721	26,408
SABMiller PLC	4,370	271,812
Sage Group PLC	4,746	42,137
Schroders PLC	538	21,117
Segro PLC REIT	2,523	16,002
Severn Trent PLC	1,166	38,707
Sky PLC	4,323	60,327
Smith & Nephew PLC	3,776	64,096
Smiths Group PLC	1,625	26,407
SSE PLC	4,107	91,129
St James’s Place PLC	1,642	22,058
Standard Chartered PLC	13,136	100,702
Standard Life PLC	7,836	38,485
Tate & Lyle PLC	2,285	20,800
Taylor Wimpey PLC	13,431	39,956
Tesco PLC*	31,859	76,182
Travis Perkins PLC	943	26,264
Unilever NV	6,626	297,586
Unilever PLC	5,293	241,176
United Utilities Group PLC	3,120	43,833
Vodafone Group PLC	105,678	353,337
Weir Group PLC	903	15,681
Whitbread PLC	717	43,740
William Hill PLC	3,425	15,432
Wm Morrison Supermarkets PLC (a)	8,924	25,618
Worldpay Group PLC, 144A*	4,640	18,622
WPP PLC	5,283	121,814

		8,502,539

United States(d) — 0.4%
Carnival PLC	725	35,796
Shire PLC	2,371	146,290
Thomson Reuters Corp.	1,507	63,286

	Number of Shares	Value
United States(d) (Continued)
Valeant Pharmaceuticals International, Inc.*	1,254	$35,784

		281,156

TOTAL COMMON STOCKS (Cost $70,502,617)		66,518,681

PREFERRED STOCKS — 1.1%
Brazil — 0.5%
Banco Bradesco SA	11,199	70,660
Braskem SA, Class A	885	5,143
Cia Brasileira de Distribuicao	633	7,086
Cia Energetica de Minas Gerais	3,402	5,300
Gerdau SA	3,746	5,774
Itau Unibanco Holding SA	12,126	97,482
Itausa — Investimentos Itau SA	16,646	32,890
Lojas Americanas SA	1,972	8,388
Petroleo Brasileiro SA*	15,952	35,492
Suzano Papel e Celulose SA, Class A	1,507	6,114
Telefonica Brasil SA	1,221	14,154
Vale SA	7,816	24,311

		312,794

Chile — 0.0%
Embotelladora Andina SA, Class B	2,520	7,926
Sociedad Quimica y Minera de Chile SA, Class B	478	10,470

		18,396

Colombia — 0.0%
Bancolombia SA	2,142	17,519
Grupo Aval Acciones y Valores SA	16,003	5,876

		23,395

Germany — 0.4%
Bayerische Motoren Werke AG	238	17,504
FUCHS PETROLUB SE	300	12,212
Henkel AG & Co. KGaA	707	82,400
Porsche Automobil Holding SE*	627	34,526
Schaeffler AG	600	9,680
Volkswagen AG*	748	111,814

		268,136

South Korea — 0.2%
Amorepacific Corp.	31	6,503
Hyundai Motor Co.	103	8,565
Hyundai Motor Co. — 2nd Preferred	161	14,184
LG Chem Ltd.	59	9,703
Samsung Electronics Co. Ltd.	79	70,396

		109,351

TOTAL PREFERRED STOCKS (Cost $834,261)		732,072

RIGHTS — 0.0%
Poland — 0.0%
Alior Bank SA*, expires 07/30/16	822	2,069

See Notes to Financial Statements.	45

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Spain — 0.0%
Abertis Infraestructuras SA*, expires 06/30/16	1,867	$1,431
Banco Popular Espanol SA*, expires 06/30/16	7,738	1,929
Ferrovial SA*, expires 07/30/16	1,686	602

		3,962

United Arab Emirates — 0.0%
Dubai Islamic Bank PJSC*, expires 07/31/16	756	383

TOTAL RIGHTS (Cost $3,859)		6,414

SECURITIES LENDING COLLATERAL — 3.9%
Daily Assets Fund “Capital Shares”, 0.48% (e)(f) (Cost $2,639,988)	2,639,988	2,639,988

TOTAL INVESTMENTS — 103.0%
(Cost $73,980,725)†		$69,897,155
Other assets and liabilities, net — (3.0%)		(2,024,001)

NET ASSETS — 100.0%		$67,873,154

*	Non-income producing security.
†	The cost for federal income tax purposes was $74,619,326. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $4,722,171. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,488,983 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,211,154.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $2,255,373, which is 3.3% of net assets.
(b)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(d)	Securities are domiciled in the United States and trade on a non-US securities exchange.
(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interest
CPO:	Ordinary Participation Certificates
FDR:	Fiduciary Depositary Receipt
GDR:	Global Depositary Receipt
NVDR:	Non Voting Depositary Receipt
OJSC:	Open Joint Stock Company
PJSC:	Private Joint Stock Company
REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
SDR:	Swedish Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	46

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/2/2016	AED	50,000	USD	13,612	$0
State Street Bank & Trust Co.	6/2/2016	AED	30,000	USD	8,166	(2)
State Street Bank & Trust Co.	6/2/2016	AED	80,000	USD	21,778	(2)
The Bank of New York Mellon	6/2/2016	AED	7,600	USD	2,069	0
The Bank of New York Mellon	6/2/2016	AED	367,200	USD	99,958	(12)
Bank of Montreal	6/2/2016	AUD	103,800	USD	79,114	4,093
JP Morgan & Chase Co.	6/2/2016	AUD	2,528,107	USD	1,926,544	99,349
State Street Bank & Trust Co.	6/2/2016	AUD	1,828,000	USD	1,393,292	72,101
State Street Bank & Trust Co.	6/2/2016	AUD	35,900	USD	26,008	61
State Street Bank & Trust Co.	6/2/2016	AUD	202,000	USD	153,958	7,962
The Bank of New York Mellon	6/2/2016	AUD	2,800	USD	2,055	31
The Bank of Nova Scotia	6/2/2016	AUD	452,300	USD	344,734	17,833
Bank of Montreal	6/2/2016	CHF	98,800	USD	103,203	3,807
State Street Bank & Trust Co.	6/2/2016	CHF	85,500	USD	85,999	(17)
State Street Bank & Trust Co.	6/2/2016	CHF	2,026,774	USD	2,117,149	78,141
State Street Bank & Trust Co.	6/2/2016	CHF	162,000	USD	169,216	6,238
State Street Bank & Trust Co.	6/2/2016	CHF	52,000	USD	54,229	1,915
The Bank of Nova Scotia	6/2/2016	CHF	2,523,596	USD	2,636,023	97,193
Bank of Montreal	6/2/2016	CZK	23,100	USD	979	28
JP Morgan & Chase Co.	6/2/2016	CZK	682,000	USD	28,896	814
State Street Bank & Trust Co.	6/2/2016	CZK	557,000	USD	23,600	665
The Bank of New York Mellon	6/2/2016	CZK	69,700	USD	2,953	83
The Bank of New York Mellon	6/2/2016	CZK	15,600	USD	655	12
The Bank of New York Mellon	6/2/2016	CZK	11,500	USD	475	1
Bank of Montreal	6/2/2016	DKK	184,000	USD	28,338	812
State Street Bank & Trust Co.	6/2/2016	DKK	96,000	USD	14,785	423
State Street Bank & Trust Co.	6/2/2016	DKK	77,800	USD	11,644	5
State Street Bank & Trust Co.	6/2/2016	DKK	2,607,000	USD	401,516	11,521
State Street Bank & Trust Co.	6/2/2016	DKK	81,000	USD	12,459	341
The Bank of New York Mellon	6/2/2016	DKK	22,500	USD	3,414	48
The Bank of Nova Scotia	6/2/2016	DKK	4,003,400	USD	616,572	17,682
Bank of Montreal	6/2/2016	EUR	367,500	USD	421,269	12,372
State Street Bank & Trust Co.	6/2/2016	EUR	296,000	USD	339,296	9,953
State Street Bank & Trust Co.	6/2/2016	EUR	340,700	USD	379,284	206
State Street Bank & Trust Co.	6/2/2016	EUR	6,040,854	USD	6,924,752	203,431
State Street Bank & Trust Co.	6/2/2016	EUR	169,000	USD	193,485	5,448
The Bank of Nova Scotia	6/2/2016	EUR	7,541,626	USD	8,645,079	253,933
Bank of Montreal	6/2/2016	GBP	51,300	USD	75,153	853
JP Morgan & Chase Co.	6/2/2016	GBP	3,670,736	USD	5,377,463	60,946
State Street Bank & Trust Co.	6/2/2016	GBP	34,000	USD	49,721	477
State Street Bank & Trust Co.	6/2/2016	GBP	193,000	USD	282,730	3,198
State Street Bank & Trust Co.	6/2/2016	GBP	3,322,353	USD	4,867,211	55,275
State Street Bank & Trust Co.	6/2/2016	GBP	126,900	USD	184,703	907
Bank of Montreal	6/2/2016	HKD	1,020,000	USD	131,524	262
JP Morgan & Chase Co.	6/2/2016	HKD	22,141,796	USD	2,855,053	5,676
State Street Bank & Trust Co.	6/2/2016	HKD	8,460,200	USD	1,090,923	2,199
State Street Bank & Trust Co.	6/2/2016	HKD	668,000	USD	86,133	169
The Bank of New York Mellon	6/2/2016	HKD	4,600	USD	593	1
The Bank of New York Mellon	6/2/2016	HKD	5,782,700	USD	745,656	1,494
Bank of Montreal	6/2/2016	HUF	583,500	USD	2,144	73
JP Morgan & Chase Co.	6/2/2016	HUF	10,222,000	USD	37,553	1,283
State Street Bank & Trust Co.	6/2/2016	HUF	8,612,100	USD	31,638	1,080
The Bank of Nova Scotia	6/2/2016	HUF	741,900	USD	2,725	93
Bank of Montreal	6/2/2016	ILS	34,700	USD	9,300	293
JP Morgan & Chase Co.	6/2/2016	ILS	738,698	USD	197,980	6,245
State Street Bank & Trust Co.	6/2/2016	ILS	22,000	USD	5,713	3

See Notes to Financial Statements.	47

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	6/2/2016	ILS	21,000	USD	5,627	$177
State Street Bank & Trust Co.	6/2/2016	ILS	710,500	USD	190,411	5,995
The Bank of Nova Scotia	6/2/2016	ILS	5,000	USD	1,340	42
Bank of Montreal	6/2/2016	NOK	60,500	USD	7,512	280
JP Morgan & Chase Co.	6/2/2016	NOK	1,468,000	USD	182,279	6,798
State Street Bank & Trust Co.	6/2/2016	NOK	96,000	USD	11,920	444
State Street Bank & Trust Co.	6/2/2016	NOK	50,700	USD	6,062	2
State Street Bank & Trust Co.	6/2/2016	NOK	925,100	USD	114,869	4,285
Bank of Montreal	6/2/2016	NZD	1,500	USD	1,047	32
JP Morgan & Chase Co.	6/2/2016	NZD	76,116	USD	53,133	1,633
State Street Bank & Trust Co.	6/2/2016	NZD	162,700	USD	113,582	3,499
State Street Bank & Trust Co.	6/2/2016	NZD	7,700	USD	5,209	0
The Bank of Nova Scotia	6/2/2016	NZD	13,500	USD	9,424	290
JP Morgan & Chase Co.	6/2/2016	PLN	864,392	USD	226,127	6,938
JP Morgan & Chase Co.	6/2/2016	PLN	9,300	USD	2,358	0
JP Morgan & Chase Co.	6/2/2016	PLN	5,500	USD	1,394	0
State Street Bank & Trust Co.	6/2/2016	PLN	117,700	USD	30,792	946
Bank of Montreal	6/2/2016	SEK	271,000	USD	33,813	1,324
JP Morgan & Chase Co.	6/2/2016	SEK	6,362,000	USD	793,795	31,089
State Street Bank & Trust Co.	6/2/2016	SEK	107,000	USD	13,321	494
State Street Bank & Trust Co.	6/2/2016	SEK	276,700	USD	33,125	(47)
State Street Bank & Trust Co.	6/2/2016	SEK	170,000	USD	21,211	831
State Street Bank & Trust Co.	6/2/2016	SEK	5,230,900	USD	652,709	25,604
Bank of Montreal	6/2/2016	TRY	23,000	USD	8,164	373
JP Morgan & Chase Co.	6/2/2016	TRY	366,646	USD	130,116	5,917
State Street Bank & Trust Co.	6/2/2016	TRY	428,800	USD	152,170	6,918
State Street Bank & Trust Co.	6/2/2016	TRY	31,000	USD	11,000	499
State Street Bank & Trust Co.	6/2/2016	TRY	16,500	USD	5,589	(1)
The Bank of Nova Scotia	6/2/2016	TRY	23,700	USD	8,412	384
Bank of Montreal	6/2/2016	USD	75,198	AUD	103,800	(176)
Bank of Montreal	6/2/2016	USD	99,376	CHF	98,800	20
Bank of Montreal	6/2/2016	USD	952	CZK	23,100	0
Bank of Montreal	6/2/2016	USD	27,538	DKK	184,000	(12)
Bank of Montreal	6/2/2016	USD	409,119	EUR	367,500	(223)
Bank of Montreal	6/2/2016	USD	74,667	GBP	51,300	(367)
Bank of Montreal	6/2/2016	USD	131,305	HKD	1,020,000	(44)
Bank of Montreal	6/2/2016	USD	2,071	HUF	583,500	(1)
Bank of Montreal	6/2/2016	USD	9,011	ILS	34,700	(4)
Bank of Montreal	6/2/2016	USD	7,234	NOK	60,500	(2)
Bank of Montreal	6/2/2016	USD	1,015	NZD	1,500	0
Bank of Montreal	6/2/2016	USD	32,442	SEK	271,000	46
Bank of Montreal	6/2/2016	USD	7,790	TRY	23,000	1
JP Morgan & Chase Co.	6/2/2016	USD	13,613	AED	50,000	(1)
JP Morgan & Chase Co.	6/2/2016	USD	1,831,487	AUD	2,528,107	(4,292)
JP Morgan & Chase Co.	6/2/2016	USD	28,095	CZK	682,000	(13)
JP Morgan & Chase Co.	6/2/2016	USD	5,342,756	GBP	3,670,736	(26,239)
JP Morgan & Chase Co.	6/2/2016	USD	2,850,331	HKD	22,141,796	(954)
JP Morgan & Chase Co.	6/2/2016	USD	36,288	HUF	10,222,000	(18)
JP Morgan & Chase Co.	6/2/2016	USD	191,827	ILS	738,698	(92)
JP Morgan & Chase Co.	6/2/2016	USD	175,532	NOK	1,468,000	(51)
JP Morgan & Chase Co.	6/2/2016	USD	51,497	NZD	76,116	4
JP Morgan & Chase Co.	6/2/2016	USD	219,158	PLN	864,392	31
JP Morgan & Chase Co.	6/2/2016	USD	761,620	SEK	6,362,000	1,086
JP Morgan & Chase Co.	6/2/2016	USD	124,183	TRY	366,646	15
State Street Bank & Trust Co.	6/2/2016	USD	29,949	AED	110,000	(2)
State Street Bank & Trust Co.	6/2/2016	USD	1,145,138	AUD	1,580,700	(2,684)
State Street Bank & Trust Co.	6/2/2016	USD	160,290	AUD	210,300	(8,295)

See Notes to Financial Statements.	48

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	6/2/2016	USD	172,602	AUD	239,000	$136
State Street Bank & Trust Co.	6/2/2016	USD	1,828,077	CHF	1,817,474	368
State Street Bank & Trust Co.	6/2/2016	USD	212,365	CHF	203,300	(7,838)
State Street Bank & Trust Co.	6/2/2016	USD	222,088	CHF	220,000	(760)
State Street Bank & Trust Co.	6/2/2016	USD	2,532	CZK	61,000	(20)
State Street Bank & Trust Co.	6/2/2016	USD	20,433	CZK	496,000	(10)
State Street Bank & Trust Co.	6/2/2016	USD	17,819	DKK	115,700	(511)
State Street Bank & Trust Co.	6/2/2016	USD	49,038	DKK	325,000	(420)
State Street Bank & Trust Co.	6/2/2016	USD	350,702	DKK	2,343,300	(155)
State Street Bank & Trust Co.	6/2/2016	USD	6,058,680	EUR	5,442,336	(3,298)
State Street Bank & Trust Co.	6/2/2016	USD	120,000	EUR	104,018	(4,265)
State Street Bank & Trust Co.	6/2/2016	USD	381,151	EUR	332,500	(11,197)
State Street Bank & Trust Co.	6/2/2016	USD	703,515	EUR	627,000	(5,888)
State Street Bank & Trust Co.	6/2/2016	USD	432,611	GBP	295,300	(4,913)
State Street Bank & Trust Co.	6/2/2016	USD	457,917	GBP	316,000	(238)
State Street Bank & Trust Co.	6/2/2016	USD	4,276,336	GBP	2,938,053	(21,002)
State Street Bank & Trust Co.	6/2/2016	USD	961,258	HKD	7,467,200	(322)
State Street Bank & Trust Co.	6/2/2016	USD	213,858	HKD	1,661,000	(108)
State Street Bank & Trust Co.	6/2/2016	USD	22,461	HUF	6,326,900	(11)
State Street Bank & Trust Co.	6/2/2016	USD	3,122	HUF	881,000	4
State Street Bank & Trust Co.	6/2/2016	USD	5,159	HUF	1,404,200	(176)
State Street Bank & Trust Co.	6/2/2016	USD	12,247	ILS	45,700	(386)
State Street Bank & Trust Co.	6/2/2016	USD	15,957	ILS	62,000	135
State Street Bank & Trust Co.	6/2/2016	USD	161,990	ILS	623,800	(78)
State Street Bank & Trust Co.	6/2/2016	USD	13,456	NOK	112,000	(68)
State Street Bank & Trust Co.	6/2/2016	USD	9,797	NOK	78,900	(365)
State Street Bank & Trust Co.	6/2/2016	USD	99,269	NOK	830,200	(29)
State Street Bank & Trust Co.	6/2/2016	USD	94,582	NZD	139,800	7
State Street Bank & Trust Co.	6/2/2016	USD	7,609	NZD	10,900	(234)
State Street Bank & Trust Co.	6/2/2016	USD	8,118	NZD	12,000	2
State Street Bank & Trust Co.	6/2/2016	USD	8,634	PLN	33,000	(266)
State Street Bank & Trust Co.	6/2/2016	USD	10,160	PLN	40,000	(17)
State Street Bank & Trust Co.	6/2/2016	USD	14,127	PLN	54,000	(434)
State Street Bank & Trust Co.	6/2/2016	USD	62,528	SEK	520,000	(188)
State Street Bank & Trust Co.	6/2/2016	USD	530,488	SEK	4,431,300	757
State Street Bank & Trust Co.	6/2/2016	USD	69,452	SEK	556,600	(2,724)
State Street Bank & Trust Co.	6/2/2016	USD	5,572	TRY	15,700	(253)
State Street Bank & Trust Co.	6/2/2016	USD	12,051	TRY	36,000	143
State Street Bank & Trust Co.	6/2/2016	USD	138,225	TRY	408,100	16
The Bank of New York Mellon	6/2/2016	USD	93,741	AED	344,300	(5)
The Bank of New York Mellon	6/2/2016	USD	2,314	AED	8,500	0
The Bank of New York Mellon	6/2/2016	USD	5,990	AED	22,000	0
The Bank of New York Mellon	6/2/2016	USD	28,464	AUD	38,700	(494)
The Bank of New York Mellon	6/2/2016	USD	5,037	CHF	5,000	(7)
The Bank of New York Mellon	6/2/2016	USD	68,037	CHF	64,800	(2,846)
The Bank of New York Mellon	6/2/2016	USD	16,091	CHF	15,700	(297)
The Bank of New York Mellon	6/2/2016	USD	1,821	CZK	44,200	(1)
The Bank of New York Mellon	6/2/2016	USD	2,171	CZK	52,600	(5)
The Bank of New York Mellon	6/2/2016	USD	15,294	DKK	100,300	(290)
The Bank of New York Mellon	6/2/2016	USD	136,259	EUR	118,300	(4,633)
The Bank of New York Mellon	6/2/2016	USD	66,534	EUR	59,700	(109)
The Bank of New York Mellon	6/2/2016	USD	110,181	EUR	95,600	(3,813)
The Bank of New York Mellon	6/2/2016	USD	11,383	EUR	10,000	(257)
The Bank of New York Mellon	6/2/2016	USD	29,366	EUR	25,900	(548)
The Bank of New York Mellon	6/2/2016	USD	35,666	EUR	31,200	(952)
The Bank of New York Mellon	6/2/2016	USD	13,320	GBP	9,200	5
The Bank of New York Mellon	6/2/2016	USD	7,894	GBP	5,400	(73)

See Notes to Financial Statements.	49

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	6/2/2016	USD	151,870	GBP	105,100	$352
The Bank of New York Mellon	6/2/2016	USD	10,507	GBP	7,200	(78)
The Bank of New York Mellon	6/2/2016	USD	39,923	HKD	309,700	(69)
The Bank of New York Mellon	6/2/2016	USD	40,735	HKD	316,100	(57)
The Bank of New York Mellon	6/2/2016	USD	664,444	HKD	5,161,500	(222)
The Bank of New York Mellon	6/2/2016	USD	5,717	ILS	22,000	(6)
The Bank of New York Mellon	6/2/2016	USD	6,065	NOK	50,700	(4)
The Bank of New York Mellon	6/2/2016	USD	5,266	NZD	7,700	(56)
The Bank of New York Mellon	6/2/2016	USD	1,387	PLN	5,500	8
The Bank of New York Mellon	6/2/2016	USD	6,982	SEK	57,400	(101)
The Bank of New York Mellon	6/2/2016	USD	27,032	SEK	219,300	(741)
The Bank of New York Mellon	6/2/2016	USD	5,589	TRY	16,500	0
The Bank of Nova Scotia	6/2/2016	USD	327,669	AUD	452,300	(768)
The Bank of Nova Scotia	6/2/2016	USD	2,538,319	CHF	2,523,596	511
The Bank of Nova Scotia	6/2/2016	USD	599,154	DKK	4,003,400	(264)
The Bank of Nova Scotia	6/2/2016	USD	8,395,715	EUR	7,541,626	(4,570)
The Bank of Nova Scotia	6/2/2016	USD	2,634	HUF	741,900	(1)
The Bank of Nova Scotia	6/2/2016	USD	1,298	ILS	5,000	(1)
The Bank of Nova Scotia	6/2/2016	USD	9,133	NZD	13,500	1
The Bank of Nova Scotia	6/2/2016	USD	8,029	TRY	23,700	(1)
JP Morgan & Chase Co.	6/3/2016	BRL	651,530	USD	186,711	6,580
State Street Bank & Trust Co.	6/3/2016	BRL	158,000	USD	45,311	1,628
State Street Bank & Trust Co.	6/3/2016	BRL	458,000	USD	131,345	4,720
State Street Bank & Trust Co.	6/3/2016	BRL	35,000	USD	10,049	372
The Bank of New York Mellon	6/3/2016	BRL	2,524,480	USD	723,554	25,601
Bank of Montreal	6/3/2016	CAD	154,000	USD	122,947	5,511
JP Morgan & Chase Co.	6/3/2016	CAD	95,000	USD	75,843	3,399
State Street Bank & Trust Co.	6/3/2016	CAD	117,600	USD	89,900	222
State Street Bank & Trust Co.	6/3/2016	CAD	2,073,200	USD	1,655,137	74,175
State Street Bank & Trust Co.	6/3/2016	CAD	173,000	USD	138,104	6,179
State Street Bank & Trust Co.	6/3/2016	CAD	7,000	USD	5,579	241
The Bank of Nova Scotia	6/3/2016	CAD	3,826,788	USD	3,055,125	136,926
Bank of Montreal	6/3/2016	CLP	4,126,000	USD	6,250	297
JP Morgan & Chase Co.	6/3/2016	CLP	95,944,000	USD	145,086	6,654
State Street Bank & Trust Co.	6/3/2016	CLP	67,067,280	USD	101,295	4,527
Bank of Montreal	6/3/2016	COP	4,457,000	USD	1,561	120
JP Morgan & Chase Co.	6/3/2016	COP	124,064,000	USD	43,139	3,027
State Street Bank & Trust Co.	6/3/2016	COP	21,604,780	USD	7,541	556
Bank of Montreal	6/3/2016	IDR	137,191,500	USD	10,361	324
JP Morgan & Chase Co.	6/3/2016	IDR	2,917,359,000	USD	219,548	6,109
State Street Bank & Trust Co.	6/3/2016	IDR	3,177,571,500	USD	239,998	7,520
Bank of Montreal	6/3/2016	INR	1,292,500	USD	19,459	260
JP Morgan & Chase Co.	6/3/2016	INR	23,679,246	USD	354,825	3,099
State Street Bank & Trust Co.	6/3/2016	INR	26,381,991	USD	395,295	3,423
State Street Bank & Trust Co.	6/3/2016	INR	1,071,000	USD	16,047	139
Bank of Montreal	6/3/2016	JPY	24,861,600	USD	232,497	7,956
JP Morgan & Chase Co.	6/3/2016	JPY	700,391,722	USD	6,549,145	223,464
State Street Bank & Trust Co.	6/3/2016	JPY	17,934,000	USD	167,939	5,966
State Street Bank & Trust Co.	6/3/2016	JPY	463,644,473	USD	4,335,995	148,528
State Street Bank & Trust Co.	6/3/2016	JPY	4,528,200	USD	40,830	(67)
The Bank of New York Mellon	6/3/2016	JPY	4,400,300	USD	40,365	624
The Bank of New York Mellon	6/3/2016	JPY	8,618,200	USD	80,593	2,756
The Bank of Nova Scotia	6/3/2016	JPY	60,474,000	USD	565,505	19,326
Bank of Montreal	6/3/2016	KRW	68,934,500	USD	60,331	2,494
JP Morgan & Chase Co.	6/3/2016	KRW	1,553,631,000	USD	1,355,462	51,944
State Street Bank & Trust Co.	6/3/2016	KRW	1,292,105,011	USD	1,130,747	46,653
Bank of Montreal	6/3/2016	MXN	82,000	USD	4,772	331

See Notes to Financial Statements.	50

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/3/2016	MXN	5,615,493	USD	326,803	$22,661
State Street Bank & Trust Co.	6/3/2016	MXN	6,610,500	USD	384,717	26,684
The Bank of New York Mellon	6/3/2016	MXN	141,500	USD	8,236	572
Bank of Montreal	6/3/2016	MYR	59,000	USD	15,085	799
JP Morgan & Chase Co.	6/3/2016	MYR	1,419,000	USD	362,406	18,816
State Street Bank & Trust Co.	6/3/2016	MYR	996,423	USD	254,840	13,571
Bank of Montreal	6/3/2016	PHP	303,500	USD	6,459	(30)
JP Morgan & Chase Co.	6/3/2016	PHP	5,613,000	USD	119,280	(726)
State Street Bank & Trust Co.	6/3/2016	PHP	7,137,500	USD	151,862	(738)
JP Morgan & Chase Co.	6/3/2016	RUB	6,778,000	USD	103,894	2,337
State Street Bank & Trust Co.	6/3/2016	RUB	11,815,076	USD	181,435	4,405
Bank of Montreal	6/3/2016	SGD	18,200	USD	13,530	314
JP Morgan & Chase Co.	6/3/2016	SGD	511,707	USD	380,367	8,803
State Street Bank & Trust Co.	6/3/2016	SGD	26,000	USD	18,885	6
State Street Bank & Trust Co.	6/3/2016	SGD	271,000	USD	201,458	4,678
The Bank of Nova Scotia	6/3/2016	SGD	145,000	USD	107,787	2,498
Bank of Montreal	6/3/2016	THB	293,000	USD	8,388	187
JP Morgan & Chase Co.	6/3/2016	THB	7,352,000	USD	210,255	4,472
State Street Bank & Trust Co.	6/3/2016	THB	3,160,931	USD	90,537	2,062
Bank of Montreal	6/3/2016	TWD	1,310,500	USD	40,635	448
JP Morgan & Chase Co.	6/3/2016	TWD	22,001,297	USD	681,260	6,588
State Street Bank & Trust Co.	6/3/2016	TWD	36,751,650	USD	1,140,116	13,123
Bank of Montreal	6/3/2016	USD	117,727	CAD	154,000	(291)
Bank of Montreal	6/3/2016	USD	5,972	CLP	4,126,000	(19)
Bank of Montreal	6/3/2016	USD	1,441	COP	4,457,000	0
Bank of Montreal	6/3/2016	USD	10,058	IDR	137,191,500	(21)
Bank of Montreal	6/3/2016	USD	19,251	INR	1,292,500	(52)
Bank of Montreal	6/3/2016	USD	224,175	JPY	24,861,600	366
Bank of Montreal	6/3/2016	USD	57,904	KRW	68,934,500	(67)
Bank of Montreal	6/3/2016	USD	4,453	MXN	82,000	(11)
Bank of Montreal	6/3/2016	USD	14,352	MYR	59,000	(66)
Bank of Montreal	6/3/2016	USD	6,492	PHP	303,500	(3)
Bank of Montreal	6/3/2016	USD	13,220	SGD	18,200	(4)
Bank of Montreal	6/3/2016	USD	8,202	THB	293,000	0
Bank of Montreal	6/3/2016	USD	40,423	TWD	1,310,500	(236)
JP Morgan & Chase Co.	6/3/2016	USD	180,880	BRL	651,530	(749)
JP Morgan & Chase Co.	6/3/2016	USD	72,624	CAD	95,000	(179)
JP Morgan & Chase Co.	6/3/2016	USD	139,184	CLP	95,944,000	(752)
JP Morgan & Chase Co.	6/3/2016	USD	40,175	COP	124,064,000	(63)
JP Morgan & Chase Co.	6/3/2016	USD	214,212	IDR	2,917,359,000	(773)
JP Morgan & Chase Co.	6/3/2016	USD	352,501	INR	23,679,246	(775)
JP Morgan & Chase Co.	6/3/2016	USD	6,315,240	JPY	700,391,722	10,441
JP Morgan & Chase Co.	6/3/2016	USD	1,305,572	KRW	1,553,631,000	(2,054)
JP Morgan & Chase Co.	6/3/2016	USD	305,107	MXN	5,615,493	(964)
JP Morgan & Chase Co.	6/3/2016	USD	344,995	MYR	1,419,000	(1,406)
JP Morgan & Chase Co.	6/3/2016	USD	120,172	PHP	5,613,000	(167)
JP Morgan & Chase Co.	6/3/2016	USD	102,791	RUB	6,778,000	(1,233)
JP Morgan & Chase Co.	6/3/2016	USD	371,678	SGD	511,707	(114)
JP Morgan & Chase Co.	6/3/2016	USD	206,151	THB	7,352,000	(368)
JP Morgan & Chase Co.	6/3/2016	USD	675,073	TWD	22,001,297	(401)
JP Morgan & Chase Co.	6/3/2016	USD	103,281	ZAR	1,624,732	29
State Street Bank & Trust Co.	6/3/2016	USD	180,663	BRL	651,000	(678)
State Street Bank & Trust Co.	6/3/2016	USD	221,723	CAD	291,000	186
State Street Bank & Trust Co.	6/3/2016	USD	1,385,887	CAD	1,812,900	(3,422)
State Street Bank & Trust Co.	6/3/2016	USD	119,194	CAD	149,300	(5,342)
State Street Bank & Trust Co.	6/3/2016	USD	10,455	CLP	7,235,000	(16)
State Street Bank & Trust Co.	6/3/2016	USD	70,161	CLP	48,396,280	(333)

See Notes to Financial Statements.	51

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	6/3/2016	USD	17,272	CLP	11,436,000	$(772)
State Street Bank & Trust Co.	6/3/2016	USD	4,665	COP	14,418,780	(3)
State Street Bank & Trust Co.	6/3/2016	USD	2,349	COP	7,186,000	(26)
State Street Bank & Trust Co.	6/3/2016	USD	204,728	IDR	2,786,758,500	(843)
State Street Bank & Trust Co.	6/3/2016	USD	8,719	IDR	115,444,000	(273)
State Street Bank & Trust Co.	6/3/2016	USD	20,199	IDR	275,369,000	(52)
State Street Bank & Trust Co.	6/3/2016	USD	34,894	INR	2,355,000	87
State Street Bank & Trust Co.	6/3/2016	USD	373,816	INR	25,097,991	(1,016)
State Street Bank & Trust Co.	6/3/2016	USD	106,734	JPY	11,412,000	(3,665)
State Street Bank & Trust Co.	6/3/2016	USD	3,741,298	JPY	414,920,473	6,111
State Street Bank & Trust Co.	6/3/2016	USD	501,665	JPY	55,246,000	(2,703)
State Street Bank & Trust Co.	6/3/2016	USD	927,312	KRW	1,103,075,011	(1,817)
State Street Bank & Trust Co.	6/3/2016	USD	116,123	KRW	137,652,000	(631)
State Street Bank & Trust Co.	6/3/2016	USD	44,962	KRW	51,378,000	(1,855)
State Street Bank & Trust Co.	6/3/2016	USD	31,225	MXN	573,000	(190)
State Street Bank & Trust Co.	6/3/2016	USD	318,094	MXN	5,854,500	(1,007)
State Street Bank & Trust Co.	6/3/2016	USD	10,652	MXN	183,000	(741)
State Street Bank & Trust Co.	6/3/2016	USD	29,206	MYR	119,000	(392)
State Street Bank & Trust Co.	6/3/2016	USD	43,478	MYR	170,000	(2,315)
State Street Bank & Trust Co.	6/3/2016	USD	172,164	MYR	707,423	(872)
State Street Bank & Trust Co.	6/3/2016	USD	134,971	PHP	6,304,500	(181)
State Street Bank & Trust Co.	6/3/2016	USD	13,458	PHP	628,000	(31)
State Street Bank & Trust Co.	6/3/2016	USD	4,362	PHP	205,000	21
State Street Bank & Trust Co.	6/3/2016	USD	155,448	RUB	10,278,076	(1,448)
State Street Bank & Trust Co.	6/3/2016	USD	22,961	RUB	1,537,000	69
State Street Bank & Trust Co.	6/3/2016	USD	30,384	SGD	42,000	113
State Street Bank & Trust Co.	6/3/2016	USD	166,333	SGD	229,000	(50)
State Street Bank & Trust Co.	6/3/2016	USD	14,318	THB	511,000	(15)
State Street Bank & Trust Co.	6/3/2016	USD	74,276	THB	2,649,931	(104)
State Street Bank & Trust Co.	6/3/2016	USD	929,025	TWD	30,267,650	(865)
State Street Bank & Trust Co.	6/3/2016	USD	78,885	TWD	2,579,000	200
State Street Bank & Trust Co.	6/3/2016	USD	121,142	TWD	3,905,000	(1,394)
State Street Bank & Trust Co.	6/3/2016	USD	40,671	ZAR	637,000	(167)
State Street Bank & Trust Co.	6/3/2016	USD	202,719	ZAR	3,189,000	57
The Bank of New York Mellon	6/3/2016	USD	9,745	BRL	35,000	(69)
The Bank of New York Mellon	6/3/2016	USD	646,059	BRL	2,326,457	(2,854)
The Bank of New York Mellon	6/3/2016	USD	45,614	BRL	163,023	(542)
The Bank of New York Mellon	6/3/2016	USD	86,582	CAD	111,900	(1,250)
The Bank of New York Mellon	6/3/2016	USD	4,332	CAD	5,700	15
The Bank of New York Mellon	6/3/2016	USD	164,605	JPY	17,546,700	(6,130)
The Bank of New York Mellon	6/3/2016	USD	4,167	MXN	76,700	(13)
The Bank of New York Mellon	6/3/2016	USD	3,501	MXN	64,800	8
The Bank of New York Mellon	6/3/2016	USD	15,444	SGD	21,000	(196)
The Bank of New York Mellon	6/3/2016	USD	3,617	SGD	5,000	14
The Bank of New York Mellon	6/3/2016	USD	530,740	ZAR	8,349,140	151
The Bank of Nova Scotia	6/3/2016	USD	2,925,456	CAD	3,826,788	(7,257)
The Bank of Nova Scotia	6/3/2016	USD	545,277	JPY	60,474,000	901
The Bank of Nova Scotia	6/3/2016	USD	84,039	SGD	115,700	(26)
The Bank of Nova Scotia	6/3/2016	USD	21,780	SGD	29,300	(505)
JP Morgan & Chase Co.	6/3/2016	ZAR	1,624,732	USD	113,885	10,574
State Street Bank & Trust Co.	6/3/2016	ZAR	3,736,000	USD	261,868	24,310
State Street Bank & Trust Co.	6/3/2016	ZAR	90,000	USD	6,275	553
The Bank of New York Mellon	6/3/2016	ZAR	8,187,140	USD	573,824	53,234
The Bank of New York Mellon	6/3/2016	ZAR	162,000	USD	10,166	(135)
JP Morgan & Chase Co.	6/6/2016	EGP	484,000	USD	53,481	(679)
The Bank of Nova Scotia	6/6/2016	EGP	78,000	USD	8,590	(138)
The Bank of Nova Scotia	6/6/2016	EGP	297,000	USD	32,709	(525)

See Notes to Financial Statements.	52

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	6/6/2016	QAR	50,000	USD	13,726	$(6)
The Bank of New York Mellon	6/6/2016	QAR	459,000	USD	125,981	(84)
JP Morgan & Chase Co.	6/6/2016	USD	3,051	EGP	27,000	(30)
JP Morgan & Chase Co.	6/6/2016	USD	52,050	EGP	457,000	(911)
State Street Bank & Trust Co.	6/6/2016	USD	13,733	QAR	50,000	(1)
The Bank of New York Mellon	6/6/2016	USD	6,041	QAR	22,000	1
The Bank of New York Mellon	6/6/2016	USD	120,024	QAR	437,000	0
The Bank of Nova Scotia	6/6/2016	USD	42,469	EGP	375,000	(506)
Bank of Montreal	7/5/2016	AUD	103,800	USD	75,104	186
JP Morgan & Chase Co.	7/5/2016	AUD	2,528,107	USD	1,829,262	4,573
State Street Bank & Trust Co.	7/5/2016	AUD	199,000	USD	143,984	354
State Street Bank & Trust Co.	7/5/2016	AUD	1,580,700	USD	1,143,747	2,859
State Street Bank & Trust Co.	7/5/2016	AUD	42,000	USD	30,380	66
The Bank of Nova Scotia	7/5/2016	AUD	452,300	USD	327,264	811
Bank of Montreal	7/5/2016	CHF	98,800	USD	99,528	(38)
State Street Bank & Trust Co.	7/5/2016	CHF	69,000	USD	69,507	(28)
State Street Bank & Trust Co.	7/5/2016	CHF	1,817,474	USD	1,830,923	(637)
The Bank of Nova Scotia	7/5/2016	CHF	2,523,596	USD	2,542,205	(949)
Bank of Montreal	7/5/2016	DKK	184,000	USD	27,568	7
State Street Bank & Trust Co.	7/5/2016	DKK	2,343,300	USD	351,101	93
State Street Bank & Trust Co.	7/5/2016	DKK	125,000	USD	18,728	4
The Bank of Nova Scotia	7/5/2016	DKK	4,003,400	USD	599,837	160
Bank of Montreal	7/5/2016	EUR	367,500	USD	409,581	143
State Street Bank & Trust Co.	7/5/2016	EUR	5,442,336	USD	6,065,641	2,252
The Bank of Nova Scotia	7/5/2016	EUR	7,541,626	USD	8,405,218	2,977
Bank of Montreal	7/5/2016	GBP	51,300	USD	74,683	362
JP Morgan & Chase Co.	7/5/2016	GBP	3,670,736	USD	5,343,868	25,914
State Street Bank & Trust Co.	7/5/2016	GBP	2,938,053	USD	4,277,277	20,791
Bank of Montreal	7/5/2016	HKD	1,020,000	USD	131,361	31
JP Morgan & Chase Co.	7/5/2016	HKD	22,141,796	USD	2,851,505	655
State Street Bank & Trust Co.	7/5/2016	HKD	7,467,200	USD	961,679	246
The Bank of New York Mellon	7/5/2016	HKD	5,161,500	USD	664,735	170
Bank of Montreal	7/5/2016	HUF	583,500	USD	2,070	1
JP Morgan & Chase Co.	7/5/2016	HUF	10,222,000	USD	36,271	18
State Street Bank & Trust Co.	7/5/2016	HUF	6,326,900	USD	22,449	10
The Bank of Nova Scotia	7/5/2016	HUF	741,900	USD	2,632	1
Bank of Montreal	7/5/2016	ILS	34,700	USD	9,015	3
JP Morgan & Chase Co.	7/5/2016	ILS	738,698	USD	191,917	57
State Street Bank & Trust Co.	7/5/2016	ILS	623,800	USD	162,034	16
The Bank of Nova Scotia	7/5/2016	ILS	5,000	USD	1,299	0
Bank of Montreal	7/5/2016	JPY	24,861,600	USD	224,423	(387)
JP Morgan & Chase Co.	7/5/2016	JPY	700,391,722	USD	6,322,109	(11,155)
State Street Bank & Trust Co.	7/5/2016	JPY	414,920,473	USD	3,745,611	(6,290)
State Street Bank & Trust Co.	7/5/2016	JPY	9,498,000	USD	85,737	(148)
State Street Bank & Trust Co.	7/5/2016	JPY	1,897,000	USD	17,158	4
The Bank of Nova Scotia	7/5/2016	JPY	60,474,000	USD	545,895	(939)
Bank of Montreal	7/5/2016	MXN	82,000	USD	4,437	12
JP Morgan & Chase Co.	7/5/2016	MXN	5,615,493	USD	304,034	1,020
State Street Bank & Trust Co.	7/5/2016	MXN	5,854,500	USD	316,964	1,053
The Bank of New York Mellon	7/5/2016	MXN	76,700	USD	4,152	14
Bank of Montreal	7/5/2016	NOK	60,500	USD	7,233	2
JP Morgan & Chase Co.	7/5/2016	NOK	1,468,000	USD	175,518	55
State Street Bank & Trust Co.	7/5/2016	NOK	830,200	USD	99,260	30
Bank of Montreal	7/5/2016	NZD	1,500	USD	1,013	0
JP Morgan & Chase Co.	7/5/2016	NZD	76,116	USD	51,409	5
State Street Bank & Trust Co.	7/5/2016	NZD	15,000	USD	10,130	0
State Street Bank & Trust Co.	7/5/2016	NZD	139,800	USD	94,420	8

See Notes to Financial Statements.	53

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of Nova Scotia	7/5/2016	NZD	13,500	USD	9,118	$1
JP Morgan & Chase Co.	7/5/2016	PLN	864,392	USD	218,972	(16)
Bank of Montreal	7/5/2016	SEK	271,000	USD	32,485	(53)
JP Morgan & Chase Co.	7/5/2016	SEK	6,362,000	USD	762,624	(1,251)
State Street Bank & Trust Co.	7/5/2016	SEK	4,431,300	USD	531,200	(859)
Bank of Montreal	7/5/2016	SGD	18,200	USD	13,212	4
JP Morgan & Chase Co.	7/5/2016	SGD	511,707	USD	371,489	132
State Street Bank & Trust Co.	7/5/2016	SGD	229,000	USD	166,246	56
The Bank of Nova Scotia	7/5/2016	SGD	115,700	USD	83,987	21
JP Morgan & Chase Co.	7/5/2016	USD	1,393	PLN	5,500	0
JP Morgan & Chase Co.	7/5/2016	USD	2,356	PLN	9,300	0
State Street Bank & Trust Co.	7/5/2016	USD	25,976	AUD	35,900	(65)
State Street Bank & Trust Co.	7/5/2016	USD	9,080	CHF	9,000	(10)
State Street Bank & Trust Co.	7/5/2016	USD	86,133	CHF	85,500	30
State Street Bank & Trust Co.	7/5/2016	USD	11,657	DKK	77,800	(3)
State Street Bank & Trust Co.	7/5/2016	USD	379,720	EUR	340,700	(141)
State Street Bank & Trust Co.	7/5/2016	USD	82,480	EUR	74,000	(35)
State Street Bank & Trust Co.	7/5/2016	USD	7,811	EUR	7,000	(12)
State Street Bank & Trust Co.	7/5/2016	USD	184,744	GBP	126,900	(898)
State Street Bank & Trust Co.	7/5/2016	USD	43,552	GBP	30,000	(90)
State Street Bank & Trust Co.	7/5/2016	USD	94,635	GBP	65,000	(466)
State Street Bank & Trust Co.	7/5/2016	USD	176,712	HKD	1,372,000	(61)
State Street Bank & Trust Co.	7/5/2016	USD	13,256	ILS	51,000	(10)
State Street Bank & Trust Co.	7/5/2016	USD	5,715	ILS	22,000	(1)
State Street Bank & Trust Co.	7/5/2016	USD	40,877	JPY	4,528,200	69
State Street Bank & Trust Co.	7/5/2016	USD	6,062	NOK	50,700	(2)
State Street Bank & Trust Co.	7/5/2016	USD	5,201	NZD	7,700	0
State Street Bank & Trust Co.	7/5/2016	USD	6,587	PLN	26,000	0
State Street Bank & Trust Co.	7/5/2016	USD	21,819	SEK	182,000	34
State Street Bank & Trust Co.	7/5/2016	USD	33,169	SEK	276,700	54
State Street Bank & Trust Co.	7/5/2016	USD	18,875	SGD	26,000	(6)
State Street Bank & Trust Co.	7/5/2016	USD	14,522	SGD	20,000	(7)
State Street Bank & Trust Co.	7/5/2016	USD	4,296	ZAR	68,000	(1)
JP Morgan & Chase Co.	7/5/2016	ZAR	1,624,732	USD	102,614	14
State Street Bank & Trust Co.	7/5/2016	ZAR	124,000	USD	7,851	21
State Street Bank & Trust Co.	7/5/2016	ZAR	3,189,000	USD	201,415	34
The Bank of New York Mellon	7/5/2016	ZAR	8,349,140	USD	527,242	7
JP Morgan & Chase Co.	7/6/2016	BRL	651,530	USD	179,203	886
State Street Bank & Trust Co.	7/6/2016	BRL	651,000	USD	178,920	747
The Bank of New York Mellon	7/6/2016	BRL	2,326,457	USD	639,752	3,022
Bank of Montreal	7/6/2016	CAD	154,000	USD	117,728	294
JP Morgan & Chase Co.	7/6/2016	CAD	95,000	USD	72,625	182
State Street Bank & Trust Co.	7/6/2016	CAD	1,812,900	USD	1,385,885	3,438
State Street Bank & Trust Co.	7/6/2016	CAD	91,000	USD	69,568	175
The Bank of Nova Scotia	7/6/2016	CAD	3,826,788	USD	2,925,456	7,295
Bank of Montreal	7/6/2016	CLP	4,126,000	USD	5,953	19
JP Morgan & Chase Co.	7/6/2016	CLP	95,944,000	USD	138,694	688
State Street Bank & Trust Co.	7/6/2016	CLP	48,396,280	USD	69,967	354
Bank of Montreal	7/6/2016	COP	4,457,000	USD	1,433	2
JP Morgan & Chase Co.	7/6/2016	COP	124,064,000	USD	39,900	58
State Street Bank & Trust Co.	7/6/2016	COP	14,418,780	USD	4,638	7
Bank of Montreal	7/6/2016	KRW	68,934,500	USD	57,855	57
JP Morgan & Chase Co.	7/6/2016	KRW	1,553,631,000	USD	1,304,312	1,662
State Street Bank & Trust Co.	7/6/2016	KRW	1,103,075,011	USD	926,627	1,748
JP Morgan & Chase Co.	7/6/2016	RUB	6,778,000	USD	101,849	1,219
State Street Bank & Trust Co.	7/6/2016	RUB	10,278,076	USD	154,025	1,431
Bank of Montreal	7/6/2016	TWD	1,310,500	USD	40,398	182

See Notes to Financial Statements.	54

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	7/6/2016	TWD	22,001,297	USD	674,473	$(681)
State Street Bank & Trust Co.	7/6/2016	TWD	354,000	USD	10,854	(9)
State Street Bank & Trust Co.	7/6/2016	TWD	30,267,650	USD	928,029	(795)
State Street Bank & Trust Co.	7/6/2016	USD	103,311	BRL	376,000	(403)
State Street Bank & Trust Co.	7/6/2016	USD	89,900	CAD	117,600	(223)
State Street Bank & Trust Co.	7/6/2016	USD	7,129	CLP	4,931,000	(36)
State Street Bank & Trust Co.	7/6/2016	USD	85,214	KRW	101,440,000	(161)
State Street Bank & Trust Co.	7/6/2016	USD	4,601	RUB	307,000	(43)
Bank of Montreal	7/7/2016	CZK	23,100	USD	952	0
JP Morgan & Chase Co.	7/7/2016	CZK	682,000	USD	28,121	7
State Street Bank & Trust Co.	7/7/2016	CZK	496,000	USD	20,449	4
The Bank of New York Mellon	7/7/2016	CZK	44,200	USD	1,822	0
Bank of Montreal	7/7/2016	INR	1,292,500	USD	19,147	67
JP Morgan & Chase Co.	7/7/2016	INR	23,679,246	USD	350,471	918
State Street Bank & Trust Co.	7/7/2016	INR	5,540,740	USD	82,000	208
State Street Bank & Trust Co.	7/7/2016	INR	25,097,991	USD	371,767	1,271
Bank of Montreal	7/7/2016	PHP	303,500	USD	6,483	6
JP Morgan & Chase Co.	7/7/2016	PHP	5,613,000	USD	119,951	171
State Street Bank & Trust Co.	7/7/2016	PHP	475,000	USD	10,150	13
State Street Bank & Trust Co.	7/7/2016	PHP	6,304,500	USD	134,712	175
Bank of Montreal	7/7/2016	THB	293,000	USD	8,201	5
JP Morgan & Chase Co.	7/7/2016	THB	7,352,000	USD	205,896	231
State Street Bank & Trust Co.	7/7/2016	THB	2,649,931	USD	74,213	84
State Street Bank & Trust Co.	7/7/2016	THB	308,000	USD	8,620	4
Bank of Montreal	7/8/2016	MYR	59,000	USD	14,341	89
JP Morgan & Chase Co.	7/8/2016	MYR	1,419,000	USD	344,551	1,801
State Street Bank & Trust Co.	7/8/2016	MYR	707,423	USD	171,997	1,124
Bank of Montreal	7/8/2016	TRY	23,000	USD	7,717	4
JP Morgan & Chase Co.	7/8/2016	TRY	366,646	USD	123,001	45
State Street Bank & Trust Co.	7/8/2016	TRY	408,100	USD	136,904	46
The Bank of Nova Scotia	7/8/2016	TRY	23,700	USD	7,955	7
State Street Bank & Trust Co.	7/8/2016	USD	19,937	MYR	82,000	(130)
State Street Bank & Trust Co.	7/8/2016	USD	23,154	TRY	69,000	(15)
State Street Bank & Trust Co.	7/8/2016	USD	5,535	TRY	16,500	(2)
JP Morgan & Chase Co.	7/11/2016	AED	50,000	USD	13,610	(1)
State Street Bank & Trust Co.	7/11/2016	AED	110,000	USD	29,943	(1)
The Bank of New York Mellon	7/11/2016	AED	344,300	USD	93,725	1
State Street Bank & Trust Co.	7/11/2016	QAR	50,000	USD	13,724	2
The Bank of New York Mellon	7/11/2016	QAR	437,000	USD	119,882	(48)
State Street Bank & Trust Co.	7/11/2016	USD	13,614	AED	50,000	(3)
State Street Bank & Trust Co.	7/11/2016	USD	7,686	QAR	28,000	(2)
JP Morgan & Chase Co.	7/12/2016	EGP	457,000	USD	49,877	611
The Bank of Nova Scotia	7/12/2016	EGP	375,000	USD	41,574	1,148
Bank of Montreal	7/12/2016	IDR	137,191,500	USD	10,016	48
JP Morgan & Chase Co.	7/12/2016	IDR	2,917,359,000	USD	212,977	1,007
State Street Bank & Trust Co.	7/12/2016	IDR	2,786,758,500	USD	203,562	1,081
State Street Bank & Trust Co.	7/12/2016	USD	12,985	IDR	177,766,000	(69)

Total net unrealized appreciation						$2,081,092

See Notes to Financial Statements.	55

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2016

Currency Abbreviations

AED	Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Kronua
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Sheqel
INR	Indian Rupee

JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Phillippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (g)	$66,518,681	$—	$0	$66,518,681
Preferred Stocks (g)	732,072	—	—	732,072
Rights (g)	6,414	—	—	6,414
Short-Term Investments	2,639,988	—	—	2,639,988
Derivatives (h) Forward Foreign Currency Exchange Contracts	—	2,306,671	—	2,306,671

TOTAL	$69,897,155	$2,306,671	$0	$72,203,826

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (h) Forward Foreign Currency Exchange Contracts	$—	$(225,579)	$—	$(225,579)

TOTAL	$—	$(225,579)	$—	$(225,579)

(g)	See Schedule of investments for additional detailed categorizations.
(h)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

During the year ended May 31, 2016, the amount of transfers between Level 3 and Level 1 was $ 10,895. Investments were transferred from Level 3 to Level 1 as a result of the resumption of trading on a securities exchange.

Transfers between price levels are recognized at the beginning of the reporting period.

See Notes to Financial Statements.	56

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 98.9%
Australia — 21.4%
AGL Energy Ltd.	895	$12,025
Alumina Ltd. (a)	3,413	3,490
Amcor Ltd.	1,372	16,143
AMP Ltd.	3,401	13,864
APA Group (b)	1,416	8,975
Aristocrat Leisure Ltd.	532	4,945
Asciano Ltd.	879	5,648
ASX Ltd.	229	7,367
Aurizon Holdings Ltd.	2,765	9,013
AusNet Services	3,161	3,598
Australia & New Zealand Banking Group Ltd.	3,282	60,440
Bank of Queensland Ltd.	432	3,631
Bendigo and Adelaide Bank Ltd.	518	3,834
BHP Billiton Ltd.	3,654	50,389
Boral Ltd.	843	4,143
Brambles Ltd.	1,808	16,792
Caltex Australia Ltd.	262	6,196
Challenger Ltd.	564	3,901
CIMIC Group Ltd.	140	3,784
Coca-Cola Amatil Ltd.	843	5,410
Cochlear Ltd.	66	5,756
Commonwealth Bank of Australia	1,936	108,344
Computershare Ltd.	573	4,448
Crown Resorts Ltd.	336	2,924
CSL Ltd.	522	43,674
Dexus Property Group REIT	1,160	7,260
Domino’s Pizza Enterprises Ltd.	66	3,285
DUET Group (b)	2,108	3,580
Flight Centre Travel Group Ltd. (a)	46	1,051
Fortescue Metals Group Ltd. (a)	1,930	4,157
Goodman Group REIT	1,924	9,887
GPT Group REIT	2,295	8,924
Harvey Norman Holdings Ltd.	958	3,157
Healthscope Ltd.	2,210	4,792
Incitec Pivot Ltd.	1,934	4,822
Insurance Australia Group Ltd.	2,905	12,346
LendLease Group (b)	516	5,009
Macquarie Group Ltd.	345	18,669
Medibank Pvt Ltd.	4,168	9,640
Mirvac Group REIT	4,045	5,686
National Australia Bank Ltd.	2,965	58,181
Newcrest Mining Ltd.*	908	12,515
Oil Search Ltd.	1,321	6,483
Orica Ltd.	431	4,236
Origin Energy Ltd.	1,842	7,602
Platinum Asset Management Ltd. (a)	139	661
Qantas Airways Ltd.*	698	1,554
QBE Insurance Group Ltd.	1,729	15,545
Ramsay Health Care Ltd.	171	8,991
REA Group Ltd.	37	1,497
Santos Ltd.	1,729	5,661
Scentre Group REIT	6,145	20,696
Seek Ltd.	353	4,159
Sonic Healthcare Ltd.	548	8,476
South32 Ltd.*	6,289	7,091

	Number of Shares	Value
Australia (Continued)
Stockland REIT	2,732	$8,945
Suncorp Group Ltd.	1,567	14,701
Sydney Airport (b)	1,486	7,604
Tabcorp Holdings Ltd.	621	1,984
Tatts Group Ltd.	1,459	4,155
Telstra Corp. Ltd.	4,743	19,163
TPG Telecom Ltd.	377	3,357
Transurban Group (b)	2,492	21,703
Treasury Wine Estates Ltd.	995	7,436
Vicinity Centres REIT	4,310	10,155
Vocus Communications Ltd.	439	2,986
Wesfarmers Ltd.	1,247	36,619
Westfield Corp. REIT	2,458	19,044
Westpac Banking Corp.	3,774	83,739
Woodside Petroleum Ltd.	755	14,952
Woolworths Ltd.	1,433	22,910

		953,800

China — 18.5%
3SBio, Inc., 144A*	1,700	1,656
58.com, Inc., ADR*	46	2,486
AAC Technologies Holdings, Inc.	1,041	8,426
Agricultural Bank of China Ltd., Class H	25,380	9,276
Air China Ltd., Class H	1,467	970
Alibaba Group Holding Ltd., ADR*(a)	562	46,084
Aluminum Corp. of China Ltd., Class H*	6,222	1,882
Anhui Conch Cement Co. Ltd., Class H	1,689	4,086
Anta Sports Products Ltd.	1,935	4,208
AviChina Industry & Technology Co. Ltd., Class H	3,428	2,409
Baidu, Inc., ADR*	154	27,495
Bank of China Ltd., Class H	79,629	32,381
Bank of Communications Co. Ltd., Class H*	5,494	3,401
Beijing Capital International Airport Co. Ltd., Class H	3,515	3,786
Belle International Holdings Ltd.	8,337	4,892
BYD Co. Ltd., Class H*	737	4,263
CGN Power Co. Ltd., Class H, 144A	9,850	2,991
China Cinda Asset Management Co. Ltd., Class H	8,594	2,809
China CITIC Bank Corp. Ltd., Class H	4,994	2,931
China Communications Construction Co. Ltd., Class H	5,832	6,604
China Communications Services Corp. Ltd., Class H	3,204	1,505
China Conch Venture Holdings Ltd.*	1,420	2,862
China Construction Bank Corp., Class H	85,183	54,920
China COSCO Holdings Co. Ltd., Class H*	3,703	1,330
China Everbright Bank Co. Ltd., Class H*	5,450	2,343
China Galaxy Securities Co. Ltd., Class H (a)	3,090	2,724
China Huishan Dairy Holdings Co. Ltd. (a)	10,899	4,292
China Life Insurance Co. Ltd., Class H	7,345	16,428
China Longyuan Power Group Corp. Ltd., Class H	5,412	3,719
China Medical System Holdings Ltd.	2,248	3,217
China Mengniu Dairy Co. Ltd. (a)	3,986	6,597
China Merchants Bank Co. Ltd., Class H	4,369	8,962

See Notes to Financial Statements.	57

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
China (Continued)
China Minsheng Banking Corp. Ltd., Class H	7,064	$6,654
China National Building Material Co. Ltd., Class H	1,811	823
China Oilfield Services Ltd., Class H	2,283	1,736
China Pacific Insurance Group Co. Ltd., Class H*	2,899	9,905
China Petroleum & Chemical Corp., Class H	31,267	21,326
China Railway Construction Corp. Ltd., Class H	2,892	3,614
China Railway Group Ltd., Class H	3,185	2,447
China Shenhua Energy Co. Ltd., Class H	3,984	6,327
China Shipping Container Lines Co. Ltd., Class H*	2,124	462
China Southern Airlines Co. Ltd., Class H	1,598	938
China Telecom Corp. Ltd., Class H	16,419	7,649
China Vanke Co. Ltd., Class H	1,932	4,605
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,152	590
CITIC Securities Co. Ltd., Class H (a)	1,904	4,126
CNOOC Ltd.	17,713	21,153
Country Garden Holdings Co. Ltd.	7,878	3,153
CRRC Corp. Ltd., Class H (a)	4,123	3,921
CSPC Pharmaceutical Group Ltd.*	6,259	5,703
Ctrip.com International, Ltd., ADR*(a)	203	9,289
Dalian Wanda Commercial Properties Co. Ltd., Class H, 144A	448	2,839
Dongfeng Motor Group Co. Ltd., Class H	3,989	4,446
ENN Energy Holdings Ltd.	1,149	5,700
Evergrande Real Estate Group Ltd.	5,015	3,356
Fosun International Ltd.	3,307	4,698
Geely Automobile Holdings Ltd.	7,634	4,038
GF Securities Co. Ltd., Class H*	1,262	2,923
GOME Electrical Appliances Holding Ltd. (a)	10,737	1,285
Great Wall Motor Co. Ltd., Class H	3,605	2,774
Guangzhou Automobile Group Co. Ltd., Class H	3,989	4,564
Guangzhou R&F Properties Co. Ltd., Class H	1,831	2,432
Haitian International Holdings Ltd.	797	1,280
Haitong Securities Co. Ltd., Class H (a)	2,948	4,818
Hengan International Group Co. Ltd.	1,051	9,481
Huadian Power International Corp. Ltd., Class H*	3,194	1,693
Huaneng Power International, Inc., Class H	5,188	3,545
Huaneng Renewables Corp. Ltd., Class H	3,599	1,093
Huatai Securities Co. Ltd., Class H, 144A*(a)	1,478	3,100
Industrial & Commercial Bank of China Ltd., Class H	81,212	43,058
JD.com, Inc., ADR*(a)	436	10,730
Jiangsu Expressway Co. Ltd., Class H	2,916	3,993
Jiangxi Copper Co. Ltd., Class H	1,722	1,850
Kingsoft Corp. Ltd.	871	1,663
Lenovo Group Ltd. (a)	8,633	5,299
Longfor Properties Co. Ltd.	2,280	3,081
Luye Pharma Group Ltd.*	2,966	1,832
NetEase, Inc., ADR	51	9,070

	Number of Shares	Value
China (Continued)
New China Life Insurance Co. Ltd., Class H	722	$2,471
New Oriental Education & Technology Group, Inc., ADR	100	4,225
People’s Insurance Co. (Group) of China Ltd., Class H	7,207	2,884
PetroChina Co. Ltd., Class H	23,225	15,960
PICC Property & Casualty Co. Ltd., Class H	4,729	8,629
Ping An Insurance Group Co. of China Ltd., Class H	5,429	24,243
Qihoo 360 Technology Co. Ltd., ADR*	61	4,532
Qunar Cayman Islands Ltd., ADR*	23	747
Semiconductor Manufacturing International Corp.*	31,072	2,599
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	4,184	2,401
Shanghai Electric Group Co. Ltd., Class H*(a)	4,999	2,149
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	831	2,160
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,294	2,794
Shenzhou International Group Holdings Ltd.	1,095	5,510
Sino-Ocean Land Holdings Ltd.	2,154	873
Sinopec Engineering Group Co. Ltd., Class H	3,324	2,917
Sinopec Shanghai Petrochemical Co. Ltd., Class H*	6,532	3,194
Sinopharm Group Co. Ltd., Class H	1,653	7,658
Sinotrans Ltd., Class H	2,332	1,005
Soho China Ltd.	4,738	2,079
SouFun Holdings Ltd., ADR*	148	804
Sunac China Holdings Ltd.	2,320	1,442
TAL Education Group, ADR*	35	1,870
Tencent Holdings Ltd.	6,446	143,756
Tingyi Cayman Islands Holding Corp. (a)	2,687	2,441
TravelSky Technology Ltd., Class H	1,055	1,999
Tsingtao Brewery Co. Ltd., Class H	1,114	4,007
Vipshop Holdings Ltd., ADR*	248	2,894
Want Want China Holdings Ltd. (a)	9,263	6,556
Weichai Power Co. Ltd., Class H	1,995	2,331
Yangzijiang Shipbuilding Holdings Ltd.	3,202	2,128
Yanzhou Coal Mining Co. Ltd., Class H	315	169
YY, Inc., ADR*	19	826
Zhejiang Expressway Co. Ltd., Class H	2,697	2,527
Zhuzhou CRRC Times Electric Co. Ltd.	696	3,896
Zijin Mining Group Co. Ltd., Class H	11,877	3,424
ZTE Corp., Class H	1,127	1,479

		822,576

Hong Kong — 13.9%
AIA Group Ltd.	13,711	80,194
Alibaba Health Information Technology Ltd.*	3,285	2,397
Alibaba Pictures Group Ltd.*(a)	12,967	3,054
ASM Pacific Technology Ltd.	420	3,086
Bank of East Asia Ltd.	1,148	4,233

See Notes to Financial Statements.	58

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Hong Kong (Continued)
Beijing Enterprises Holdings Ltd.	992	$5,157
Beijing Enterprises Water Group Ltd.	7,105	4,563
BOC Hong Kong (Holdings) Ltd.	3,985	12,256
Brilliance China Automotive Holdings Ltd. (a)	3,941	3,829
Cathay Pacific Airways Ltd.	1,088	1,703
Cheung Kong Infrastructure Holdings Ltd.	670	6,268
Cheung Kong Property Holdings Ltd.	3,029	18,964
China Everbright International Ltd.	3,534	3,788
China Everbright Ltd.	1,132	2,173
China Gas Holdings Ltd.	3,086	4,368
China Jinmao Holdings Group Ltd.	7,239	2,087
China Merchants Holdings International Co. Ltd.	1,911	5,459
China Mobile Ltd.	7,174	81,796
China Overseas Land & Investment Ltd.	4,557	13,693
China Power International Development Ltd.	2,179	920
China Resources Beer Holdings Co. Ltd.	1,970	4,269
China Resources Gas Group Ltd.	1,734	4,853
China Resources Land Ltd.	2,392	5,719
China Resources Power Holdings Co. Ltd.	3,394	5,329
China State Construction International Holdings Ltd.	2,715	3,476
China Taiping Insurance Holdings Co. Ltd.*	1,485	2,874
China Unicom Ltd.	6,809	7,352
CITIC Ltd. (a)	3,995	5,799
CK Hutchison Holdings Ltd.	3,123	36,251
CLP Holdings Ltd.	1,894	17,866
COSCO Pacific Ltd.	1,596	1,614
Far East Horizon Ltd.	2,992	2,268
First Pacific Co. Ltd.	1,995	1,309
Galaxy Entertainment Group Ltd. (a)	2,592	8,706
GCL-Poly Energy Holdings Ltd.	11,663	1,666
Guangdong Investment Ltd.	5,234	7,382
Haier Electronics Group Co. Ltd.	1,586	2,563
Hanergy Thin Film Power Group Ltd.*	36,273	0
Hang Lung Properties Ltd.	2,786	5,321
Hang Seng Bank Ltd.	919	16,309
Henderson Land Development Co. Ltd.	1,313	7,967
HKT Trust and HKT Ltd. (b)	2,822	4,089
Hong Kong and China Gas Co. Ltd.	7,590	14,573
Hong Kong Exchanges & Clearing Ltd.	1,293	30,949
Hongkong Land Holdings Ltd.	300	1,812
Hysan Development Co. Ltd.	842	3,630
Jardine Matheson Holdings Ltd.	200	11,400
Kerry Properties Ltd.	848	2,119
Kunlun Energy Co. Ltd.	4,817	3,943
Li & Fung Ltd.	7,063	3,599
Link REIT	2,701	16,597
Melco Crown Entertainment Ltd., ADR	111	1,606
MTR Corp. Ltd.	1,587	7,526
New World Development Co. Ltd.	6,296	5,947
Nine Dragons Paper Holdings Ltd.	1,997	1,444
Noble Group Ltd.*	6,852	1,468
NWS Holdings Ltd.	1,208	1,906
PCCW Ltd.	3,018	1,969

	Number of Shares	Value
Hong Kong (Continued)
Power Assets Holdings Ltd.	1,606	$15,573
Shanghai Industrial Holdings Ltd.	336	758
Shangri-La Asia Ltd.	792	904
Shimao Property Holdings Ltd.	1,407	1,782
Sino Biopharmaceutical Ltd.	8,185	5,551
Sino Land Co. Ltd.	3,678	5,632
SJM Holdings Ltd.	3,040	1,948
Sun Art Retail Group Ltd.	5,048	3,177
Sun Hung Kai Properties Ltd.	1,757	20,666
Swire Pacific Ltd., Class A	598	6,449
Swire Properties Ltd.	1,236	3,380
Techtronic Industries Co. Ltd.	1,639	6,591
WH Group Ltd., 144A	7,712	5,935
Wharf Holdings Ltd.	1,607	8,696
Wheelock & Co. Ltd.	1,088	4,900
Yue Yuen Industrial (Holdings) Ltd.	912	3,439

		618,839

India — 5.4%
Axis Bank Ltd. GDR	1,000	38,750
Dr. Reddy’s Laboratories Ltd., ADR	219	10,328
ICICI Bank Ltd., ADR	7,276	52,314
Infosys Ltd., ADR (a)	1,193	23,192
Larsen & Toubro Ltd., GDR	1,512	32,961
Reliance Industries Ltd., GDR, 144A	1,374	39,022
Tata Motors Ltd., ADR*(a)	769	25,754
Wipro Ltd., ADR	1,687	20,261

		242,582

Indonesia — 2.6%
PT Adaro Energy Tbk	234	12
PT AKR Corporindo Tbk	1,439	674
PT Astra International Tbk	24,446	11,811
PT Bank Central Asia Tbk	14,275	13,585
PT Bank Danamon Indonesia Tbk	3,768	905
PT Bank Mandiri Persero Tbk	9,668	6,388
PT Bank Negara Indonesia Persero Tbk	7,269	2,554
PT Bank Rakyat Indonesia Persero Tbk	11,584	8,777
PT Bumi Serpong Damai Tbk	8,508	1,140
PT Charoen Pokphand Indonesia Tbk	7,063	1,810
PT Global Mediacom Tbk	13,964	1,017
PT Gudang Garam Tbk	628	3,181
PT Hanjaya Mandala Sampoerna Tbk	443	3,081
PT Indocement Tunggal Prakarsa Tbk	2,877	3,507
PT Indofood CBP Sukses Makmur Tbk*	2,630	3,119
PT Indofood Sukses Makmur Tbk*	4,467	2,265
PT Jasa Marga Persero Tbk	4,658	1,841
PT Kalbe Farma Tbk*	30,802	3,224
PT Lippo Karawaci Tbk	29,202	2,042
PT Matahari Department Store Tbk	3,690	5,126
PT Media Nusantara Citra Tbk	4,923	757
PT Perusahaan Gas Negara Persero Tbk	15,646	2,841
PT Semen Indonesia Persero Tbk	5,035	3,317
PT Summarecon Agung Tbk	7,040	825
PT Surya Citra Media Tbk	8,257	2,025
PT Telekomunikasi Indonesia Persero Tbk	65,233	17,669
PT Tower Bersama Infrastructure Tbk	3,933	1,915
PT Unilever Indonesia Tbk	2,611	8,238

See Notes to Financial Statements.	59

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Indonesia (Continued)
PT United Tractors Tbk	1,322	$1,374
PT Waskita Karya Persero Tbk	3,800	698
PT XL Axiata Tbk*	7,701	1,990

		117,708

Ireland — 0.2%
James Hardie Industries PLC CDI (c)	522	7,953

Macau — 0.3%
MGM China Holdings Ltd.	1,045	1,504
Sands China Ltd.	2,681	10,281
Wynn Macau Ltd.	1,695	2,652

		14,437

Malaysia — 3.0%
Alliance Financial Group Bhd	1,976	1,938
AMMB Holdings Bhd	3,100	3,236
Astro Malaysia Holdings Bhd	1,400	936
Axiata Group Bhd	1,600	2,023
Berjaya Sports Toto Bhd	2,995	2,212
British American Tobacco Malaysia Bhd	350	4,243
CIMB Group Holdings Bhd	1,050	1,116
Dialog Group Bhd	1,000	375
DiGi.Com Bhd	5,502	5,970
Felda Global Ventures Holdings Bhd	1,727	573
Gamuda Bhd	400	465
Genting Bhd	1,800	3,644
Genting Malaysia Bhd	5,953	6,358
Genting Plantations Bhd	100	252
Hap Seng Consolidated Bhd	400	754
Hartalega Holdings Bhd	1,500	1,515
Hong Leong Bank Bhd	1,351	4,371
Hong Leong Financial Group Bhd	625	2,252
IHH Healthcare Bhd	4,676	7,316
IJM Corp. Bhd	1,900	1,606
IOI Corp. Bhd	1,900	1,905
IOI Properties Group Bhd	2,300	1,354
Kuala Lumpur Kepong Bhd	800	4,464
Lafarge Malaysia Bhd	1,200	2,308
Malayan Banking Bhd	5,327	10,528
Malaysia Airports Holdings Bhd	1,325	2,051
Maxis Bhd	3,401	4,530
MISC Bhd	1,725	3,225
Petronas Chemicals Group Bhd	2,500	3,984
Petronas Dagangan Bhd	300	1,703
Petronas Gas Bhd	1,175	6,158
PPB Group Bhd	400	1,581
Public Bank Bhd	3,626	16,791
Sime Darby Bhd	4,228	7,588
Telekom Malaysia Bhd	2,251	3,669
Tenaga Nasional Bhd	1,000	3,386
UMW Holdings Bhd	1,876	2,263
Westports Holdings Bhd	1,300	1,366
YTL Power International Bhd	6,131	2,153

		132,162

New Zealand — 0.8%
Auckland International Airport Ltd.	1,834	7,743
Contact Energy Ltd.	1,846	6,732

	Number of Shares	Value
New Zealand (Continued)
Fletcher Building Ltd.	990	$5,995
Mighty River Power Ltd.	1,992	4,003
Ryman Healthcare Ltd.	865	5,619
Spark New Zealand Ltd.	1,751	4,383

		34,475

Philippines — 1.9%
Aboitiz Equity Ventures, Inc.	5,037	8,509
Aboitiz Power Corp.	3,950	3,885
Ayala Corp.	245	4,435
Ayala Land, Inc.	6,426	4,906
Bank of the Philippine Islands	2,698	5,322
BDO Unibank, Inc.	1,350	2,916
DMCI Holdings Inc.	6,600	1,792
Energy Development Corp.	18,100	2,187
Globe Telecom, Inc.	55	2,834
GT Capital Holdings, Inc.	100	2,983
International Container Terminal Services, Inc.	2,083	2,519
JG Summit Holdings, Inc.	2,860	5,052
Jollibee Foods Corp.	1,268	6,383
Metro Pacific Investments Corp.	16,600	2,140
Metropolitan Bank & Trust Co.	310	577
Philippine Long Distance Telephone Co.	155	6,297
Robinsons Land Corp.	1,200	744
Security Bank Corp.	400	1,736
SM Investments Corp.	125	2,513
SM Prime Holdings, Inc.	18,357	9,421
Universal Robina Corp.	1,890	7,881

		85,032

Singapore — 3.9%
Ascendas Real Estate Investment Trust REIT	2,650	4,407
CapitaLand Commercial Trust REIT	2,850	2,877
CapitaLand Ltd.	3,451	7,493
CapitaLand Mall Trust REIT	2,901	4,276
City Developments Ltd.	650	3,866
ComfortDelGro Corp. Ltd.	1,800	3,581
DBS Group Holdings Ltd.	1,900	21,385
Genting Singapore PLC	5,803	3,118
Global Logistic Properties Ltd.	4,101	5,390
Golden Agri-Resources Ltd.	10,303	2,918
Hutchison Port Holdings Trust, Class U	6,852	2,946
Jardine Cycle & Carriage Ltd.	200	4,909
Keppel Corp. Ltd.	2,000	7,814
Oversea-Chinese Banking Corp. Ltd.	3,050	19,092
Sembcorp Industries Ltd.	950	1,925
Sembcorp Marine Ltd. (a)	950	1,069
Singapore Airlines Ltd.	300	2,327
Singapore Exchange Ltd.	1,050	5,909
Singapore Press Holdings Ltd. (a)	1,050	2,943
Singapore Technologies Engineering Ltd.	2,150	5,043
Singapore Telecommunications Ltd.	8,803	24,739
StarHub Ltd.	500	1,282
Suntec Real Estate Investment Trust REIT	800	967
United Overseas Bank Ltd.	1,600	21,169
UOL Group Ltd.	850	3,506

See Notes to Financial Statements.	60

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Singapore (Continued)
Wilmar International Ltd.	2,850	$6,871

		171,822

South Korea — 13.4%
Amorepacific Corp.	42	14,713
AMOREPACIFIC Group	41	5,745
BGF Retail Co. Ltd.	14	2,578
BNK Financial Group, Inc.	321	2,357
Celltrion, Inc.*	94	7,816
Cheil Worldwide, Inc.	150	2,045
CJ CheilJedang Corp.	8	2,568
CJ Corp.	20	3,642
CJ E&M Corp.	25	1,580
CJ Korea Express Corp.*	5	898
Coway Co. Ltd.	69	5,963
Daelim Industrial Co. Ltd.	19	1,296
Daewoo Engineering & Construction Co. Ltd.*	20	98
DGB Financial Group, Inc.	235	1,828
Dongbu Insurance Co. Ltd.	74	4,526
Dongsuh Cos., Inc.	48	1,341
Doosan Heavy Industries & Construction Co. Ltd.	33	671
E-MART, Inc.	31	4,734
GS Engineering & Construction Corp.*	79	1,962
GS Holdings	27	1,187
GS Retail Co. Ltd.	33	1,465
Hana Financial Group, Inc.	346	7,505
Hankook Tire Co. Ltd.	82	3,523
Hanmi Pharm. Co. Ltd.	7	3,718
Hanmi Science Co. Ltd.	16	2,067
Hanon Systems	229	2,373
Hanssem Co. Ltd.	13	2,013
Hanwha Chemical Corp.	185	3,702
Hanwha Corp.	68	2,197
Hanwha Life Insurance Co. Ltd.	260	1,394
Hotel Shilla Co. Ltd.	38	2,101
Hyosung Corp.	34	3,352
Hyundai Department Store Co. Ltd.	17	1,890
Hyundai Development Co.-Engineering & Construction	41	1,541
Hyundai Engineering & Construction Co. Ltd.	42	1,205
Hyundai Glovis Co. Ltd.	23	3,512
Hyundai Heavy Industries Co. Ltd.*	36	3,308
Hyundai Marine & Fire Insurance Co. Ltd.	105	2,784
Hyundai Mobis Co. Ltd.	77	16,475
Hyundai Motor Co.	161	18,845
Hyundai Steel Co.	127	5,211
Hyundai Wia Corp.	18	1,399
Industrial Bank of Korea	331	3,166
Kakao Corp.	32	2,760
Kangwon Land, Inc.	139	4,963
KB Financial Group, Inc.	445	12,732
KCC Corp.	3	1,018
KEPCO Plant Service & Engineering Co. Ltd.	34	2,006
Kia Motors Corp.	316	12,369

	Number of Shares	Value
South Korea (Continued)
Korea Aerospace Industries Ltd.	75	$4,210
Korea Electric Power Corp.	334	17,628
Korea Investment Holdings Co. Ltd.	44	1,648
Korea Zinc Co. Ltd.	14	5,515
Korean Air Lines Co. Ltd.*	22	511
KT Corp.	80	2,155
KT&G Corp.	149	15,940
Kumho Petrochemical Co. Ltd.	28	1,499
LG Chem Ltd.	60	13,643
LG Corp.	83	4,589
LG Display Co. Ltd.	222	4,806
LG Electronics, Inc.	116	5,460
LG Household & Health Care Ltd.	13	11,519
LG Innotek Co. Ltd.	12	875
LG Uplus Corp.	353	3,421
Lotte Chemical Corp.	24	5,719
Lotte Chilsung Beverage Co. Ltd.	1	1,630
Lotte Confectionery Co. Ltd.	3	546
Lotte Shopping Co. Ltd.	12	2,301
MIRAE ASSET DAEWOO Co. Ltd.	164	1,091
Mirae Asset Securities Co. Ltd.	72	1,417
NAVER Corp.	33	19,936
NCSoft Corp.	24	4,843
NH Investment & Securities Co. Ltd.	114	869
OCI Co. Ltd.*	17	1,396
Orion Corp.	5	4,069
Ottogi Corp.	2	1,423
Paradise Co. Ltd.	97	1,408
POSCO	93	16,231
POSCO Daewoo Corp.	31	614
S-1 Corp.	33	2,769
Samsung C&T Corp.	95	9,565
Samsung Card Co. Ltd.	60	1,931
Samsung Electro-Mechanics Co. Ltd.	57	2,497
Samsung Electronics Co. Ltd.	117	126,837
Samsung Fire & Marine Insurance Co. Ltd.	43	10,030
Samsung Heavy Industries Co. Ltd.*	15	120
Samsung Life Insurance Co. Ltd.	96	8,377
Samsung SDI Co. Ltd.	49	4,625
Samsung SDS Co. Ltd.	35	5,374
Samsung Securities Co. Ltd.	61	1,825
Shinhan Financial Group Co. Ltd.	515	17,090
Shinsegae Co. Ltd.	8	1,393
SK Holdings Co. Ltd.	49	9,415
SK Hynix, Inc.	673	16,207
SK Innovation Co. Ltd.	68	9,329
SK Networks Co. Ltd.	72	373
SK Telecom Co. Ltd.	23	4,284
S-Oil Corp.	36	2,595
Woori Bank	395	3,298
Yuhan Corp.	10	2,660

		595,648

Taiwan — 11.5%
Acer, Inc.*	5,015	1,968
Advanced Semiconductor Engineering, Inc.	9,133	10,334
Advantech Co. Ltd.	465	3,436
Asia Cement Corp.	2,581	1,967

See Notes to Financial Statements.	61

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Taiwan (Continued)
Asia Pacific Telecom Co. Ltd.*	4,563	$1,469
Asustek Computer, Inc.	891	7,650
AU Optronics Corp.	12,655	3,516
Catcher Technology Co. Ltd.	895	6,806
Cathay Financial Holding Co. Ltd.	9,039	10,449
Chailease Holding Co. Ltd.	219	335
Chang Hwa Commercial Bank Ltd.	3,196	1,622
Cheng Shin Rubber Industry Co. Ltd.	2,625	5,393
Chicony Electronics Co. Ltd.	673	1,622
China Airlines Ltd.*	2,446	776
China Life Insurance Co. Ltd.	2,018	1,541
China Steel Corp.	15,684	9,739
Chunghwa Telecom Co. Ltd.	4,757	16,045
Compal Electronics, Inc.	6,712	3,952
CTBC Financial Holding Co. Ltd.	17,368	9,107
Delta Electronics, Inc.	2,419	11,126
E.Sun Financial Holding Co. Ltd.	4,477	2,505
Eclat Textile Co. Ltd.	267	2,865
EVA Airways Corp.*	1,709	776
Far Eastern New Century Corp.	2,308	1,628
Far EasTone Telecommunications Co. Ltd.	2,136	4,919
Feng Tay Enterprise Co. Ltd.	489	2,047
First Financial Holding Co. Ltd.	5,457	2,761
Formosa Chemicals & Fibre Corp.	4,670	11,771
Formosa Petrochemical Corp.	1,004	2,740
Formosa Plastics Corp.	5,494	13,309
Formosa Taffeta Co. Ltd.	1,184	1,133
Foxconn Technology Co. Ltd.	1,480	3,381
Fubon Financial Holding Co. Ltd.	7,092	8,372
Giant Manufacturing Co. Ltd.	463	2,761
Hermes Microvision, Inc.	45	1,594
Highwealth Construction Corp.	154	232
Hiwin Technologies Corp.	11	47
Hon Hai Precision Industry Co. Ltd.	17,740	43,571
Hotai Motor Co. Ltd.	319	3,047
HTC Corp.	803	2,093
Hua Nan Financial Holdings Co. Ltd.	6,111	3,045
Innolux Corp.	9,982	2,960
Inotera Memories, Inc.*	2,720	2,431
Inventec Corp.	3,804	2,531
Largan Precision Co. Ltd.	131	10,926
Lite-On Technology Corp.	2,413	3,108
MediaTek, Inc.	1,777	11,987
Mega Financial Holding Co. Ltd.	7,497	5,494
Merida Industry Co. Ltd.	338	1,425
Nan Ya Plastics Corp.	7,578	14,453
Nanya Technology Corp.	500	609
Nien Made Enterprise Co. Ltd.*	300	2,750
Novatek Microelectronics Corp.	644	2,142
OBI Pharma, Inc.*	155	2,890
Pegatron Corp.	2,694	5,609
Phison Electronics Corp.	168	1,381
Pou Chen Corp.	3,199	4,291
Powertech Technology, Inc.	1,409	3,037
President Chain Store Corp.	777	5,897
Quanta Computer, Inc.	3,630	6,456
Realtek Semiconductor Corp.	468	1,269
Ruentex Industries Ltd.	537	789

	Number of Shares	Value
Taiwan (Continued)
Siliconware Precision Industries Co. Ltd.	3,614	$5,873
Simplo Technology Co. Ltd.	392	1,316
SinoPac Financial Holdings Co. Ltd.	1,183	347
Standard Foods Corp.	489	1,165
Synnex Technology International Corp.	1,507	1,497
TaiMed Biologics, Inc.*	200	1,591
Taishin Financial Holding Co. Ltd.	1,929	727
Taiwan Business Bank*	731	185
Taiwan Cement Corp.	4,075	3,755
Taiwan Cooperative Financial Holding Co. Ltd.	7,170	3,144
Taiwan Fertilizer Co. Ltd.	692	911
Taiwan Mobile Co. Ltd.	2,213	7,566
Taiwan Semiconductor Manufacturing Co. Ltd.	28,230	135,469
Teco Electric & Machinery Co. Ltd.	1,831	1,468
Transcend Information, Inc.	266	760
Uni-President Enterprises Corp.	6,187	11,781
United Microelectronics Corp.	19,375	7,248
Vanguard International Semiconductor Corp.	1,070	1,755
Wistron Corp.	4,492	2,886
WPG Holdings Ltd.	2,379	2,615
Yuanta Financial Holding Co. Ltd.	4,384	1,479
Yulon Motor Co. Ltd.	1,013	853
Zhen Ding Technology Holding Ltd.	498	938

		511,214

Thailand — 1.8%
Indorama Ventures PCL, NVDR	8,926	8,308
IRPC PCL, NVDR	23,183	3,232
Kasikornbank PCL, NVDR	2,700	13,150
Krung Thai Bank PCL, NVDR	34,504	16,515
PTT Exploration & Production PCL, NVDR	3,600	7,835
PTT PCL, NVDR	1,225	10,321
Siam Commercial Bank PCL, NVDR	4,200	15,754
Thai Oil PCL, NVDR	2,751	4,890

		80,005

United Kingdom — 0.3%
Rio Tinto Ltd.	480	15,504

TOTAL COMMON STOCKS (Cost $4,900,978)		4,403,757

PREFERRED STOCKS — 0.6%
South Korea — 0.6%
Amorepacific Corp.	9	1,888
Hyundai Motor Co.	15	1,247
Hyundai Motor Co. — 2nd Preferred	34	2,995
LG Chem Ltd.	15	2,467
Samsung Electronics Co. Ltd.	22	19,604

		28,201

TOTAL PREFERRED STOCKS (Cost $27,886)		28,201

See Notes to Financial Statements.	62

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 4.0%
Daily Assets Fund “Capital Shares”, 0.48% (d)(e) (Cost $178,089)	178,089	$178,089

TOTAL INVESTMENTS — 103.5% (Cost $5,106,953)†		$4,610,047
Other assets and liabilities, net — (3.5%)		(155,718)

NET ASSETS — 100.0%		$4,454,329

*	Non-income producing security.
†	The cost for federal income tax purposes was $5,157,549. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $547,502. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $284,758 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $832,260.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $174,144, which is 3.9% of net assets.
(b)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Security is listed in country of domicile. Significant business activities of company are in Australia, New Zealand and the United States.
(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interest
GDR:	Global Depositary Receipt
NVDR:	Non Voting Depositary Receipt
REIT:	Real Estate Investment Trust
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/2/2016	AUD	1,253,609	USD	955,312	$49,264
State Street Bank & Trust Co.	6/2/2016	AUD	36,000	USD	27,439	1,420
State Street Bank & Trust Co.	6/2/2016	AUD	57,000	USD	43,444	2,247
JP Morgan & Chase Co.	6/2/2016	HKD	9,609,625	USD	1,239,104	2,464
State Street Bank & Trust Co.	6/2/2016	HKD	185,000	USD	23,854	47
State Street Bank & Trust Co.	6/2/2016	HKD	876,000	USD	112,958	228
The Bank of New York Mellon	6/2/2016	HKD	11,300	USD	1,456	2
JP Morgan & Chase Co.	6/2/2016	NZD	49,932	USD	34,855	1,071
JP Morgan & Chase Co.	6/2/2016	USD	46,028	AUD	60,400	(2,374)
JP Morgan & Chase Co.	6/2/2016	USD	864,420	AUD	1,193,209	(2,026)
JP Morgan & Chase Co.	6/2/2016	USD	46,085	HKD	357,400	(92)
JP Morgan & Chase Co.	6/2/2016	USD	1,191,046	HKD	9,252,225	(398)
JP Morgan & Chase Co.	6/2/2016	USD	32,158	NZD	47,532	2
JP Morgan & Chase Co.	6/2/2016	USD	1,675	NZD	2,400	(51)
State Street Bank & Trust Co.	6/2/2016	USD	67,374	AUD	93,000	(158)
State Street Bank & Trust Co.	6/2/2016	USD	136,583	HKD	1,061,000	(46)
The Bank of New York Mellon	6/2/2016	USD	1,455	HKD	11,300	0
JP Morgan & Chase Co.	6/3/2016	IDR	2,543,408,000	USD	191,406	5,326
State Street Bank & Trust Co.	6/3/2016	IDR	950,238,000	USD	69,809	288
JP Morgan & Chase Co.	6/3/2016	INR	27,675,572	USD	414,709	3,622
State Street Bank & Trust Co.	6/3/2016	INR	544,000	USD	8,151	71
State Street Bank & Trust Co.	6/3/2016	INR	13,173,034	USD	196,202	533

See Notes to Financial Statements.	63

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/3/2016	KRW	1,272,775,880	USD	1,110,431	$42,554
State Street Bank & Trust Co.	6/3/2016	KRW	524,557,590	USD	440,975	864
JP Morgan & Chase Co.	6/3/2016	MYR	1,185,000	USD	302,643	15,713
State Street Bank & Trust Co.	6/3/2016	MYR	590,443	USD	143,695	728
JP Morgan & Chase Co.	6/3/2016	PHP	5,459,000	USD	116,007	(706)
State Street Bank & Trust Co.	6/3/2016	PHP	1,803,933	USD	38,620	52
JP Morgan & Chase Co.	6/3/2016	SGD	235,779	USD	175,262	4,056
State Street Bank & Trust Co.	6/3/2016	SGD	22,000	USD	16,355	380
JP Morgan & Chase Co.	6/3/2016	THB	4,918,000	USD	140,647	2,991
State Street Bank & Trust Co.	6/3/2016	THB	2,388,887	USD	66,959	93
Bank of Montreal	6/3/2016	TWD	386,160	USD	11,974	132
JP Morgan & Chase Co.	6/3/2016	TWD	22,260,983	USD	689,301	6,666
State Street Bank & Trust Co.	6/3/2016	TWD	7,057,635	USD	216,625	202
Bank of Montreal	6/3/2016	USD	11,911	TWD	386,160	(70)
JP Morgan & Chase Co.	6/3/2016	USD	186,754	IDR	2,543,408,000	(674)
JP Morgan & Chase Co.	6/3/2016	USD	411,992	INR	27,675,572	(905)
JP Morgan & Chase Co.	6/3/2016	USD	1,069,560	KRW	1,272,775,880	(1,683)
JP Morgan & Chase Co.	6/3/2016	USD	288,104	MYR	1,185,000	(1,174)
JP Morgan & Chase Co.	6/3/2016	USD	116,875	PHP	5,459,000	(162)
JP Morgan & Chase Co.	6/3/2016	USD	165,810	SGD	228,279	(51)
JP Morgan & Chase Co.	6/3/2016	USD	5,575	SGD	7,500	(129)
JP Morgan & Chase Co.	6/3/2016	USD	137,902	THB	4,918,000	(246)
JP Morgan & Chase Co.	6/3/2016	USD	683,041	TWD	22,260,983	(405)
State Street Bank & Trust Co.	6/3/2016	USD	71,770	IDR	950,238,000	(2,249)
State Street Bank & Trust Co.	6/3/2016	USD	200,520	INR	13,382,734	(1,736)
State Street Bank & Trust Co.	6/3/2016	USD	5,000	INR	334,300	(34)
State Street Bank & Trust Co.	6/3/2016	USD	442,348	KRW	505,471,590	(18,251)
State Street Bank & Trust Co.	6/3/2016	USD	16,703	KRW	19,086,000	(689)
State Street Bank & Trust Co.	6/3/2016	USD	144,870	MYR	566,443	(7,715)
State Street Bank & Trust Co.	6/3/2016	USD	6,138	MYR	24,000	(327)
State Street Bank & Trust Co.	6/3/2016	USD	38,382	PHP	1,803,933	186
State Street Bank & Trust Co.	6/3/2016	USD	15,980	SGD	22,000	(5)
State Street Bank & Trust Co.	6/3/2016	USD	68,424	THB	2,388,887	(1,558)
State Street Bank & Trust Co.	6/3/2016	USD	19,544	TWD	630,000	(225)
State Street Bank & Trust Co.	6/3/2016	USD	199,399	TWD	6,427,635	(2,295)
JP Morgan & Chase Co.	7/5/2016	AUD	1,193,209	USD	863,370	2,158
State Street Bank & Trust Co.	7/5/2016	AUD	93,000	USD	67,292	168
State Street Bank & Trust Co.	7/5/2016	AUD	12,000	USD	8,680	19
State Street Bank & Trust Co.	7/5/2016	AUD	52,000	USD	37,624	93
JP Morgan & Chase Co.	7/5/2016	HKD	9,252,225	USD	1,191,537	274
State Street Bank & Trust Co.	7/5/2016	HKD	1,061,000	USD	136,643	35
The Bank of New York Mellon	7/5/2016	HKD	11,300	USD	1,455	0
JP Morgan & Chase Co.	7/5/2016	NZD	47,532	USD	32,103	3
State Street Bank & Trust Co.	7/5/2016	NZD	6,000	USD	4,052	0
JP Morgan & Chase Co.	7/5/2016	SGD	228,279	USD	165,726	59
State Street Bank & Trust Co.	7/5/2016	SGD	22,000	USD	15,971	5
State Street Bank & Trust Co.	7/5/2016	USD	46,754	HKD	363,000	(16)
State Street Bank & Trust Co.	7/5/2016	USD	5,083	SGD	7,000	(3)
JP Morgan & Chase Co.	7/6/2016	KRW	1,272,775,880	USD	1,068,527	1,362
Bank of Montreal	7/6/2016	TWD	386,160	USD	11,904	54
JP Morgan & Chase Co.	7/6/2016	TWD	22,260,983	USD	682,434	(689)
State Street Bank & Trust Co.	7/6/2016	TWD	165,000	USD	5,059	(4)
State Street Bank & Trust Co.	7/6/2016	USD	13,413	KRW	15,967,000	(25)
State Street Bank & Trust Co.	7/6/2016	USD	440,649	KRW	524,557,590	(831)
State Street Bank & Trust Co.	7/6/2016	USD	216,392	TWD	7,057,635	185
JP Morgan & Chase Co.	7/7/2016	INR	27,675,572	USD	409,620	1,073
State Street Bank & Trust Co.	7/7/2016	INR	945,980	USD	14,000	35

See Notes to Financial Statements.	64

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	7/7/2016	INR	684,000	USD	10,132	$35
JP Morgan & Chase Co.	7/7/2016	PHP	5,459,000	USD	116,660	167
JP Morgan & Chase Co.	7/7/2016	THB	4,918,000	USD	137,731	154
State Street Bank & Trust Co.	7/7/2016	USD	195,127	INR	13,173,034	(667)
State Street Bank & Trust Co.	7/7/2016	USD	38,546	PHP	1,803,933	(50)
State Street Bank & Trust Co.	7/7/2016	USD	66,902	THB	2,388,887	(75)
JP Morgan & Chase Co.	7/8/2016	MYR	1,185,000	USD	287,733	1,504
State Street Bank & Trust Co.	7/8/2016	USD	4,133	MYR	17,000	(27)
State Street Bank & Trust Co.	7/8/2016	USD	143,555	MYR	590,443	(938)
JP Morgan & Chase Co.	7/12/2016	IDR	2,543,408,000	USD	185,677	878
State Street Bank & Trust Co.	7/12/2016	USD	69,411	IDR	950,238,000	(369)

Total net unrealized appreciation						$99,335

Currency Abbreviations

AUD	Australian Dollar
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MYR	Malaysian Ringgit

NZD	New Zealand Dollar
PHP	Phillippine Peso
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$4,403,757	$—	$0	$4,403,757
Preferred Stocks	28,201	—	—	28,201
Short-Term Investments	178,089	—	—	178,089
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	149,463	—	149,463

TOTAL	$4,610,047	$149,463	$0	$4,759,510

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Forward Foreign Currency Exchange Contracts	$—	$(50,128)	$—	$(50,128)

TOTAL	$—	$(50,128)	$—	$(50,128)

(f)	See Schedule of investments for additional detailed categorizations.
(g)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

During the year ended May 31, 2016, the amount of transfers between Level 3 and Level 1 was $19,633. Investments were transferred from Level 3 to Level 1 as a result of the resumption of trading on a securities exchange.

Transfers between price levels are recognized at the beginning of the reporting period.

See Notes to Financial Statements.	65

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Brazil Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 64.3%
Consumer Discretionary — 3.7%
Kroton Educacional SA	19,290	$59,147
Lojas Americanas SA	2,547	7,598
Lojas Renner SA	8,925	51,620

		118,365

Consumer Staples — 18.8%
Ambev SA	65,688	347,381
BRF SA	8,432	106,567
Hypermarcas SA	4,832	38,109
JBS SA	9,950	27,535
M Dias Branco SA	470	11,915
Natura Cosmeticos SA	2,349	14,639
Raia Drogasil SA	3,224	51,515

		597,661

Energy — 7.2%
Cosan SA Industria e Comercio	1,668	15,154
Petroleo Brasileiro SA*	41,502	116,917
Ultrapar Participacoes SA	5,038	95,152

		227,223

Financials — 13.9%
Banco Bradesco SA	11,652	79,032
Banco do Brasil SA	11,979	54,598
Banco Santander Brasil SA	5,710	27,463
BB Seguridade Participacoes SA	9,766	73,672
BM&F Bovespa SA	24,038	105,901
BR Malls Participacoes SA*	7,970	25,474
CETIP SA — Mercados Organizados	3,127	36,768
Multiplan Empreendimentos Imobiliarios SA	1,148	17,362
Porto Seguro SA	1,536	11,222
Sul America SA	2,458	10,189

		441,681

Health Care — 0.8%
Odontoprev SA	3,711	11,512
Qualicorp SA	3,073	12,969

		24,481

Industrials — 5.3%
CCR SA	12,349	52,115
Embraer SA	9,317	48,473
Localiza Rent a Car SA	2,246	20,666
Rumo Logistica Operadora Multimodal SA*	11,100	14,560
WEG SA	7,838	31,212

		167,026

Information Technology — 4.4%
Cielo SA	14,262	125,310
Totvs SA	1,708	14,000

		139,310

Materials — 5.2%
Cia Siderurgica Nacional SA*	8,672	15,695
Duratex SA	4,280	8,587
Fibria Celulose SA	3,482	32,183

	Number of Shares	Value
Materials (Continued)
Klabin SA	7,745	$38,901
Vale SA	17,934	70,573

		165,939

Telecommunication Services — 0.7%
Tim Participacoes SA	11,772	23,195

Utilities — 4.3%
AES Tiete Energia SA	2,700	10,617
Cia de Saneamento Basico do Estado de Sao Paulo	4,740	33,567
CPFL Energia SA	2,841	14,372
EDP — Energias do Brasil SA	4,147	14,012
Equatorial Energia SA	2,770	34,955
Tractebel Energia SA	2,206	21,659
Transmissora Alianca de Energia Eletrica SA	1,277	6,661

		135,843

TOTAL COMMON STOCKS (Cost $2,241,723)		2,040,724

PREFERRED STOCKS — 35.0%
Consumer Discretionary — 1.1%
Lojas Americanas SA	8,190	34,835

Consumer Staples — 0.8%
Cia Brasileira de Distribuicao	2,222	24,873

Energy — 3.8%
Petroleo Brasileiro SA*	54,701	121,706

Financials — 21.2%
Banco Bradesco SA	38,739	244,423
Itau Unibanco Holding SA	40,122	322,544
Itausa — Investimentos Itau SA	54,257	107,205

		674,172

Materials — 4.4%
Braskem SA, Class A	2,148	12,483
Gerdau SA	12,784	19,705
Suzano Papel e Celulose SA, Class A	5,674	23,019
Vale SA	26,864	83,560

		138,767

Telecommunication Services — 2.3%
Telefonica Brasil SA	6,244	72,382

Utilities — 1.4%
Centrais Eletricas Brasileiras SA, Class B*	3,167	10,955
Cia Energetica de Minas Gerais	10,480	16,328
Cia Energetica de Sao Paulo, Class B	2,546	8,532

See Notes to Financial Statements.	66

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Brazil Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Utilities (Continued)
Cia Paranaense de Energia, Class B	1,385	$9,076

		44,891

TOTAL PREFERRED STOCKS (Cost $1,379,246)		1,111,626

TOTAL INVESTMENTS — 99.3% (Cost $3,620,969)†		$3,152,350
Other assets and liabilities, net — 0.7%		22,336

NET ASSETS — 100.0%		$3,174,686

*	Non-income producing security.
†	The cost for federal income tax purposes was $4,599,880. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $1,447,530. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $63,008 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,510,538.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/3/2016	BRL	9,301,086	USD	2,665,449	$93,941
State Street Bank & Trust Co.	6/3/2016	BRL	476,000	USD	136,507	4,906
State Street Bank & Trust Co.	6/3/2016	BRL	123,000	USD	35,314	1,308
State Street Bank & Trust Co.	6/3/2016	BRL	6,019,455	USD	1,726,256	62,033
The Bank of New York Mellon	6/3/2016	BRL	3,475,730	USD	965,212	4,263
JP Morgan & Chase Co.	6/3/2016	USD	2,582,200	BRL	9,301,086	(10,692)
State Street Bank & Trust Co.	6/3/2016	USD	1,836,725	BRL	6,618,455	(6,894)
The Bank of New York Mellon	6/3/2016	USD	883,414	BRL	3,082,230	(31,257)
The Bank of New York Mellon	6/3/2016	USD	1,724	BRL	6,000	(65)
The Bank of New York Mellon	6/3/2016	USD	702	BRL	2,500	(11)
The Bank of New York Mellon	6/3/2016	USD	107,019	BRL	385,000	(576)
JP Morgan & Chase Co.	7/6/2016	BRL	9,301,086	USD	2,558,265	12,644
State Street Bank & Trust Co.	7/6/2016	BRL	6,618,455	USD	1,819,006	7,597
State Street Bank & Trust Co.	7/6/2016	USD	5,776	BRL	21,000	(29)
The Bank of New York Mellon	7/6/2016	USD	359,609	BRL	1,307,000	(1,895)
The Bank of New York Mellon	7/6/2016	USD	955,790	BRL	3,475,730	(4,515)

Total net unrealized appreciation						$130,758

Currency Abbreviations

BRL	Brazilian Real
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

See Notes to Financial Statements.	67

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Brazil Hedged Equity ETF (Continued)

May 31, 2016

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$2,040,724	$—	$—	$2,040,724
Preferred Stocks (a)	1,111,626	—	—	1,111,626
Derivatives (b)
Forward Foreign Currency Exchange Contracts	—	186,692	—	186,692

TOTAL	$3,152,350	$186,692	$—	$3,339,042

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Exchange Contracts	$—	$(55,934)	$—	$(55,934)

TOTAL	$—	$(55,934)	$—	$(55,934)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

See Notes to Financial Statements.	68

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 95.6%
Brazil — 4.1%
AES Tiete Energia SA	5,900	$23,201
Ambev SA	142,482	753,495
Banco Bradesco SA	30,631	207,761
Banco do Brasil SA	30,723	140,029
Banco Santander Brasil SA	21,823	104,960
BB Seguridade Participacoes SA	24,006	181,095
BM&F Bovespa SA	67,870	299,007
BR Malls Participacoes SA*	24,036	76,825
BRF SA	25,621	323,808
CCR SA	32,822	138,514
CETIP SA — Mercados Organizados	5,163	60,708
Cia de Saneamento Basico do Estado de Sao Paulo	16,211	114,800
Cia Siderurgica Nacional SA*	25,188	45,586
Cielo SA	33,842	297,344
Cosan SA Industria e Comercio	5,686	51,658
CPFL Energia SA	11,444	57,891
Duratex SA	18,121	36,356
EDP — Energias do Brasil SA	10,590	35,783
Embraer SA	30,127	156,738
Equatorial Energia SA	4,491	56,672
Fibria Celulose SA	7,903	73,046
Hypermarcas SA	10,004	78,900
JBS SA	28,104	77,773
Klabin SA	23,167	116,361
Kroton Educacional SA	49,760	152,574
Localiza Rent a Car SA	6,869	63,204
Lojas Americanas SA	6,420	19,152
Lojas Renner SA	22,118	127,924
Multiplan Empreendimentos Imobiliarios SA	3,508	53,053
Natura Cosmeticos SA	8,494	52,935
Odontoprev SA	31,276	97,024
Petroleo Brasileiro SA*	106,536	300,126
Porto Seguro SA	2,165	15,817
Qualicorp SA	14,578	61,522
Raia Drogasil SA	5,990	95,711
Rumo Logistica Operadora Multimodal SA*	26,631	34,932
Sul America SA	4,089	16,951
Tim Participacoes SA	35,347	69,645
Totvs SA	8,785	72,009
Tractebel Energia SA	7,134	70,045
Ultrapar Participacoes SA	17,843	337,000
Vale SA	47,484	186,856
WEG SA	11,036	43,947

		5,378,738

Chile — 1.4%
AES Gener SA	198,884	89,447
Banco de Chile	2,413,747	242,984
Banco de Credito e Inversiones	3,837	155,140
Banco Santander Chile	3,597,265	161,723
Cencosud SA	60,301	159,490
Cia Cervecerias Unidas SA	9,578	103,915
Colbun SA	371,388	89,636

	Number of Shares	Value
Chile (Continued)
Empresa Nacional de Electricidad SA	160,806	$139,642
Empresa Nacional de Telecomunicaciones SA*	3,669	31,284
Empresas CMPC SA	62,350	129,788
Empresas Copec SA	18,030	153,735
Endesa Americas SA	160,806	67,195
Enersis Americas SA	624,621	94,665
Enersis Chile SA	624,621	71,488
Itau CorpBanca	9,930,073	78,896
LATAM Airlines Group SA*	8,905	54,023

		1,823,051

China — 20.3%
3SBio, Inc., 144A*	53,300	51,923
58.com, Inc., ADR*(a)	940	50,807
AAC Technologies Holdings, Inc.	34,273	277,421
Agricultural Bank of China Ltd., Class H	700,402	255,978
Air China Ltd., Class H	139,350	92,174
Alibaba Group Holding Ltd., ADR*	18,488	1,516,016
Aluminum Corp. of China Ltd., Class H*(a)	171,201	51,774
Anhui Conch Cement Co. Ltd., Class H	72,162	174,584
Anta Sports Products Ltd.	78,194	170,058
AviChina Industry & Technology Co. Ltd., Class H	60,467	42,486
Baidu, Inc., ADR*	5,137	917,160
Bank of China Ltd., Class H	2,899,485	1,179,085
Bank of Communications Co. Ltd., Class H*	384,700	238,125
Beijing Capital International Airport Co. Ltd., Class H	62,605	67,433
Belle International Holdings Ltd.	233,163	136,824
BYD Co. Ltd., Class H*	31,443	181,882
CGN Power Co. Ltd., Class H, 144A	273,318	83,007
China Cinda Asset Management Co. Ltd., Class H	190,570	62,291
China CITIC Bank Corp. Ltd., Class H	352,661	206,947
China Communications Construction Co. Ltd., Class H	202,752	229,607
China Communications Services Corp. Ltd., Class H	202,162	94,958
China Conch Venture Holdings Ltd.*	40,918	82,460
China Construction Bank Corp., Class H	2,854,517	1,840,380
China COSCO Holdings Co. Ltd., Class H*	77,503	27,827
China Everbright Bank Co. Ltd., Class H*	125,838	54,087
China Galaxy Securities Co. Ltd., Class H (a)	67,330	59,352
China Huishan Dairy Holdings Co. Ltd. (a)	219,688	86,510
China Life Insurance Co. Ltd., Class H	205,936	460,595
China Longyuan Power Group Corp. Ltd., Class H	190,195	130,701
China Medical System Holdings Ltd.	69,576	99,564
China Mengniu Dairy Co. Ltd. (a)	129,212	213,836
China Merchants Bank Co. Ltd., Class H	156,462	320,948
China Minsheng Banking Corp. Ltd., Class H	271,660	255,902

See Notes to Financial Statements.	69

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
China (Continued)
China National Building Material Co. Ltd., Class H	125,542	$57,030
China Oilfield Services Ltd., Class H	73,286	55,737
China Pacific Insurance Group Co. Ltd., Class H*	87,625	299,385
China Petroleum & Chemical Corp., Class H	1,016,603	693,369
China Railway Construction Corp. Ltd., Class H	45,437	56,776
China Railway Group Ltd., Class H	116,320	89,365
China Shenhua Energy Co. Ltd., Class H	144,787	229,923
China Shipping Container Lines Co. Ltd., Class H*	176,690	38,427
China Southern Airlines Co. Ltd., Class H	78,680	46,171
China Telecom Corp. Ltd., Class H	656,348	305,759
China Vanke Co. Ltd., Class H	77,852	185,544
Chongqing Rural Commercial Bank Co. Ltd., Class H	40,830	20,912
CITIC Securities Co. Ltd., Class H	50,659	109,783
CNOOC Ltd.	670,654	800,910
Country Garden Holdings Co. Ltd.	283,481	113,454
CRRC Corp. Ltd., Class H (a)	132,802	126,295
CSPC Pharmaceutical Group Ltd.*	198,862	181,185
Ctrip.com International, Ltd., ADR*(a)	6,544	299,453
Dalian Wanda Commercial Properties Co. Ltd., Class H, 144A	17,819	112,934
Dongfeng Motor Group Co. Ltd., Class H	173,267	193,095
ENN Energy Holdings Ltd.	27,556	136,703
Evergrande Real Estate Group Ltd.	136,457	91,314
Fosun International Ltd.	126,121	179,182
Geely Automobile Holdings Ltd.	194,372	102,805
GF Securities Co. Ltd., Class H*	32,779	75,929
GOME Electrical Appliances Holding Ltd. (a)	315,499	37,759
Great Wall Motor Co. Ltd., Class H	141,369	108,791
Guangzhou Automobile Group Co. Ltd., Class H	91,052	104,167
Guangzhou R&F Properties Co. Ltd., Class H	80,178	106,481
Haitian International Holdings Ltd.	18,149	29,148
Haitong Securities Co. Ltd., Class H (a)	79,808	130,433
Hengan International Group Co. Ltd. (a)	28,013	252,705
Huadian Power International Corp. Ltd., Class H*	34,781	18,441
Huaneng Power International, Inc., Class H	94,381	64,493
Huaneng Renewables Corp. Ltd., Class H	72,235	21,938
Huatai Securities Co. Ltd., Class H, 144A*(a)	40,699	85,371
Industrial & Commercial Bank of China Ltd., Class H	2,488,509	1,319,391
JD.com, Inc., ADR*	12,808	315,205
Jiangsu Expressway Co. Ltd., Class H	41,139	56,329
Jiangxi Copper Co. Ltd., Class H	51,144	54,956
Kingsoft Corp. Ltd.	31,206	59,595
Lenovo Group Ltd. (a)	285,516	175,261
Longfor Properties Co. Ltd.	102,612	138,651

	Number of Shares	Value
China (Continued)
Luye Pharma Group Ltd.*	89,005	$54,978
NetEase, Inc., ADR	1,464	260,358
New China Life Insurance Co. Ltd., Class H	15,520	53,126
New Oriental Education & Technology Group, Inc., ADR	3,054	129,031
People’s Insurance Co. (Group) of China Ltd., Class H	96,496	38,619
PetroChina Co. Ltd., Class H	842,363	578,865
PICC Property & Casualty Co. Ltd., Class H	179,671	327,862
Ping An Insurance Group Co. of China Ltd., Class H	178,199	795,741
Qihoo 360 Technology Co. Ltd., ADR*	1,559	115,834
Qunar Cayman Islands Ltd., ADR*	740	24,035
Semiconductor Manufacturing International Corp.*	800,833	66,987
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	127,243	73,031
Shanghai Electric Group Co. Ltd., Class H*	108,591	46,674
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	25,957	67,475
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	37,880	81,797
Shenzhou International Group Holdings Ltd.	26,360	132,635
Sinopec Engineering Group Co. Ltd., Class H	120,632	105,873
Sinopec Shanghai Petrochemical Co. Ltd., Class H*	230,326	112,632
Sinopharm Group Co. Ltd., Class H	52,122	241,469
Sinotrans Ltd., Class H	53,920	23,245
Soho China Ltd.	268,640	117,886
SouFun Holdings Ltd., ADR*(a)	7,997	43,424
Sunac China Holdings Ltd.	35,230	21,898
TAL Education Group, ADR*	1,098	58,655
Tencent Holdings Ltd.	204,956	4,570,843
Tingyi Cayman Islands Holding Corp.	107,096	97,300
TravelSky Technology Ltd., Class H	31,591	59,842
Tsingtao Brewery Co. Ltd., Class H	22,404	80,583
Vipshop Holdings Ltd., ADR*	7,569	88,330
Want Want China Holdings Ltd. (a)	307,912	217,935
Weichai Power Co. Ltd., Class H	28,454	33,248
Yanzhou Coal Mining Co. Ltd., Class H	52,309	28,138
YY, Inc., ADR*	449	19,509
Zhejiang Expressway Co. Ltd., Class H	45,049	42,204
Zhuzhou CRRC Times Electric Co. Ltd.	17,744	99,329
Zijin Mining Group Co. Ltd., Class H	474,961	136,912
ZTE Corp., Class H	22,464	29,487

		26,469,047

Colombia — 0.0%
Ecopetrol SA	108,977	47,243
Grupo Argos SA	3,158	17,655

		64,898

See Notes to Financial Statements.	70

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Czech Republic — 0.2%
CEZ AS	7,286	$132,335
O2 Czech Republic AS	15,687	151,795

		284,130

Egypt — 0.3%
Commercial International Bank Egypt SAE	69,267	332,140
Talaat Moustafa Group	73,781	48,440

		380,580

Hong Kong — 4.9%
Alibaba Health Information Technology Ltd.*	94,007	68,593
Alibaba Pictures Group Ltd.*(a)	394,803	92,976
Beijing Enterprises Holdings Ltd.	28,417	147,740
Beijing Enterprises Water Group Ltd.	264,910	170,112
Brilliance China Automotive Holdings Ltd.	109,196	106,094
China Everbright International Ltd.	154,574	165,699
China Everbright Ltd.	12,974	24,910
China Gas Holdings Ltd.	114,100	161,516
China Merchants Holdings International Co. Ltd.	40,215	114,889
China Mobile Ltd.	232,860	2,655,007
China Overseas Land & Investment Ltd.	162,206	487,406
China Power International Development Ltd.	54,431	22,975
China Resources Beer (Holdings) Co. Ltd.	60,749	131,649
China Resources Gas Group Ltd.	45,030	126,037
China Resources Land Ltd.	63,378	151,538
China Resources Power Holdings Co. Ltd.	107,187	168,283
China State Construction International Holdings Ltd.	105,378	134,931
China Taiping Insurance Holdings Co. Ltd.*	39,864	77,155
China Unicom Ltd.	176,482	190,546
CITIC Ltd.	63,476	92,142
COSCO Pacific Ltd.	47,317	47,860
GCL-Poly Energy Holdings Ltd.	355,263	50,747
Guangdong Investment Ltd.	170,263	240,142
Haier Electronics Group Co. Ltd.	43,705	70,641
Hanergy Thin Film Power Group Ltd.*	792,724	0
Kunlun Energy Co. Ltd.	168,136	137,612
Nine Dragons Paper Holdings Ltd.	173,060	125,161
Shanghai Industrial Holdings Ltd.	54,072	121,911
Shimao Property Holdings Ltd.	54,266	68,716
Sino Biopharmaceutical Ltd.	313,157	212,378
Sun Art Retail Group Ltd.	90,645	57,041

		6,422,407

Hungary — 0.4%
MOL Hungarian Oil and Gas PLC	2,897	159,330
OTP Bank PLC	10,527	254,409
Richter Gedeon Nyrt	7,473	149,817

		563,556

	Number of Shares	Value
India — 6.1%
Axis Bank Ltd. GDR	33,678	$1,305,022
Dr. Reddy’s Laboratories Ltd., ADR	9,254	436,419
ICICI Bank Ltd., ADR	219,172	1,575,847
Infosys Ltd., ADR (a)	37,535	729,680
Larsen & Toubro Ltd., GDR	49,379	1,076,462
Reliance Industries Ltd., GDR, 144A	46,860	1,330,824
Tata Motors Ltd., ADR*(a)	24,773	829,648
Wipro Ltd., ADR	52,007	624,604

		7,908,506

Indonesia — 2.9%
PT AKR Corporindo Tbk	38,226	17,910
PT Astra International Tbk	874,164	422,363
PT Bank Central Asia Tbk	494,194	470,317
PT Bank Danamon Indonesia Tbk	182,816	43,897
PT Bank Mandiri Persero Tbk	295,928	195,516
PT Bank Negara Indonesia Persero Tbk	265,194	93,187
PT Bank Rakyat Indonesia Persero Tbk	353,467	267,817
PT Bumi Serpong Damai Tbk	259,644	34,784
PT Charoen Pokphand Indonesia Tbk	156,444	40,085
PT Global Mediacom Tbk	217,111	15,815
PT Gudang Garam Tbk	31,165	157,878
PT Hanjaya Mandala Sampoerna Tbk	13,101	91,112
PT Indocement Tunggal Prakarsa Tbk	99,662	121,477
PT Indofood CBP Sukses Makmur Tbk*	25,816	30,616
PT Indofood Sukses Makmur Tbk*	120,856	61,269
PT Jasa Marga Persero Tbk	55,210	21,825
PT Kalbe Farma Tbk*	921,089	96,424
PT Lippo Karawaci Tbk	1,125,450	78,683
PT Matahari Department Store Tbk	124,613	173,099
PT Media Nusantara Citra Tbk	119,767	18,412
PT Perusahaan Gas Negara Persero Tbk	480,076	87,159
PT Semen Indonesia Persero Tbk	141,210	93,037
PT Summarecon Agung Tbk	310,706	36,393
PT Surya Citra Media Tbk	233,575	57,282
PT Telekomunikasi Indonesia Persero Tbk	2,086,315	565,107
PT Tower Bersama Infrastructure Tbk	144,804	70,494
PT Unilever Indonesia Tbk	82,824	261,326
PT United Tractors Tbk	109,511	113,840
PT Waskita Karya Persero Tbk	100,800	18,522
PT XL Axiata Tbk*	231,038	59,705

		3,815,351

Malaysia — 3.2%
Alliance Financial Group Bhd	42,300	41,491
AMMB Holdings Bhd	78,800	82,254
Astro Malaysia Holdings Bhd	28,700	19,184
Axiata Group Bhd	14,800	18,711
Berjaya Sports Toto Bhd	27,116	20,030
British American Tobacco Malaysia Bhd	10,400	126,090
CIMB Group Holdings Bhd	59,600	63,367
DiGi.Com Bhd	170,600	185,102
Genting Bhd	11,800	23,892
Genting Malaysia Bhd	139,300	148,780
Hap Seng Consolidated Bhd	9,400	17,712
Hartalega Holdings Bhd	35,800	36,155
Hong Leong Bank Bhd	45,600	147,546

See Notes to Financial Statements.	71

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Malaysia (Continued)
IHH Healthcare Bhd	130,300	$203,860
IJM Corp. Bhd	41,000	34,655
IOI Corp. Bhd	171,400	171,857
IOI Properties Group Bhd	75,966	44,708
Kuala Lumpur Kepong Bhd	27,600	154,009
Lafarge Malaysia Bhd	57,000	109,610
Malayan Banking Bhd	169,900	335,768
Maxis Bhd	106,700	142,129
Petronas Chemicals Group Bhd	151,700	241,750
Petronas Dagangan Bhd	12,500	70,961
Petronas Gas Bhd	28,800	150,940
PPB Group Bhd	10,400	41,106
Public Bank Bhd	122,800	568,645
RHB Capital Bhd	19,600	28,956
Sime Darby Bhd	112,100	201,177
Telekom Malaysia Bhd	75,400	122,897
Tenaga Nasional Bhd	103,200	349,415
UMW Holdings Bhd	78,900	95,162
Westports Holdings Bhd	42,300	44,462
YTL Corp. Bhd	224,293	88,544
YTL Power International Bhd	160,370	56,318

		4,187,243

Malta — 0.2%
Brait SE*	21,390	217,109

Mexico — 4.7%
Alfa SAB de CV, Class A	118,230	207,291
America Movil SAB de CV, Series L	1,163,579	711,762
Arca Continental SAB de CV	34,647	230,276
Cemex SAB de CV, Series CPO*	540,438	343,470
Coca-Cola Femsa SAB de CV, Series L	17,046	136,614
El Puerto de Liverpool SAB de CV, Class C1	4,668	50,189
Fibra Uno Administracion SA de CV REIT	102,848	222,672
Fomento Economico Mexicano SAB de CV	83,712	756,262
Gentera SAB de CV	38,889	70,817
Gruma SAB de CV, Class B	5,404	77,684
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3,027	30,602
Grupo Aeroportuario del Sureste SAB de CV, Class B*	3,814	60,142
Grupo Bimbo SAB de CV, Series A	77,183	227,533
Grupo Carso SAB de CV, Series A1	26,666	112,837
Grupo Comercial Chedraui SA de CV	10,493	26,209
Grupo Financiero Banorte SAB de CV, Class O	106,126	554,931
Grupo Financiero Inbursa SAB de CV, Class O	146,266	243,925
Grupo Financiero Santander Mexico SAB de CV, Class B	88,188	159,349
Grupo Lala SAB de CV	8,908	21,415
Grupo Mexico SAB de CV, Series B	169,359	375,206
Grupo Televisa SAB, Series CPO	88,110	470,130
Industrias Penoles SAB de CV	7,797	124,360
Kimberly-Clark de Mexico SAB de CV, Class A	54,558	129,591

	Number of Shares	Value
Mexico (Continued)
Mexichem SAB de CV	56,864	$119,633
OHL Mexico SAB de CV*	33,410	42,050
Promotora y Operadora de Infraestructura SAB de CV	7,304	87,268
Wal-Mart de Mexico SAB de CV	232,554	539,781

		6,131,999

Netherlands — 0.5%
Steinhoff International Holdings NV	105,773	620,723

Peru — 0.2%
Cia de Minas Buenaventura SAA, ADR*	5,461	52,207
Credicorp Ltd.	1,292	181,139

		233,346

Philippines — 2.1%
Aboitiz Equity Ventures, Inc.	90,520	152,915
Aboitiz Power Corp.	167,700	164,957
Ayala Corp.	4,960	89,782
Ayala Land, Inc.	390,400	298,028
Bank of the Philippine Islands	86,920	171,461
BDO Unibank, Inc.	86,019	185,778
DMCI Holdings Inc.	145,800	39,595
Energy Development Corp.	714,300	86,299
Globe Telecom, Inc.	2,525	130,124
GT Capital Holdings, Inc.	2,430	72,487
International Container Terminal Services, Inc.	41,110	49,712
JG Summit Holdings, Inc.	78,950	139,447
Jollibee Foods Corp.	27,550	138,678
Metro Pacific Investments Corp.	446,400	57,560
Metropolitan Bank & Trust Co.	76,579	142,629
Philippine Long Distance Telephone Co.	4,640	188,517
Robinsons Land Corp.	26,200	16,247
Security Bank Corp.	10,600	46,013
SM Investments Corp.	8,460	170,050
SM Prime Holdings, Inc.	225,900	115,933
Universal Robina Corp.	65,730	274,080

		2,730,292

Poland — 1.3%
Bank Pekao SA	8,183	309,487
Bank Zachodni WBK SA	2,232	146,023
CCC SA	1,966	84,999
Cyfrowy Polsat SA*	33,862	192,339
Eurocash SA	6,469	80,362
Grupa Azoty SA*	2,785	48,121
LPP SA	41	56,142
PGE Polska Grupa Energetyczna SA	38,274	122,384
Polski Koncern Naftowy Orlen SA	7,343	128,814
Polskie Gornictwo Naftowe i Gazownictwo SA	96,873	129,947
Powszechna Kasa Oszczednosci Bank Polski SA*	17,359	108,989
Powszechny Zaklad Ubezpieczen SA	39,224	310,522

		1,718,129

See Notes to Financial Statements.	72

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Qatar — 0.6%
Barwa Real Estate Co.	3,777	$31,436
Ezdan Holding Group QSC	34,110	158,440
Industries Qatar QSC	5,925	156,242
Masraf Al Rayan QSC	9,106	82,168
Qatar Gas Transport Co. Ltd.	5,462	35,078
Qatar National Bank SAQ	10,451	383,246

		846,610

Romania — 0.0%
New Europe Property Investments PLC	2,541	29,749

Russia — 3.6%
Gazprom PAO, ADR	102,604	448,585
Lukoil PJSC, ADR	12,616	482,562
Magnit PJSC, GDR	17,520	620,208
MegaFon PJSC, GDR	20,534	229,981
Mobile TeleSystems PJSC, ADR	44,462	389,487
NovaTek OAO, GDR	7,532	756,213
PhosAgro OAO GDR	11,300	169,500
Rosneft Oil Co. OJSC, GDR	112,366	543,627
Severstal PAO, GDR	25,303	264,416
Sistema JSFC, GDR	23,238	173,123
Surgutneftegas OJSC, ADR	66,534	337,327
VTB Bank PJSC, GDR	118,586	241,085

		4,656,114

South Africa — 6.6%
Anglo American Platinum Ltd.*	2,960	66,171
AngloGold Ashanti Ltd.*	18,477	247,007
Aspen Pharmacare Holdings Ltd.*	11,590	237,460
Barclays Africa Group Ltd.	12,823	119,082
Bid Corp. Ltd.*	9,932	191,230
Bidvest Group Ltd.	11,916	95,070
Capitec Bank Holdings Ltd.	3,174	120,162
Coronation Fund Managers Ltd. (a)	5,040	21,768
Discovery Ltd.	10,634	81,337
Exxaro Resources Ltd.	10,101	40,208
FirstRand Ltd.	126,367	341,723
Fortress Income Fund Ltd.	52,870	122,787
Fortress Income Fund Ltd., Class A	41,717	41,860
Foschini Group Ltd. (a)	6,905	61,510
Gold Fields Ltd.	42,079	146,241
Growthpoint Properties Ltd. REIT	74,357	111,184
Hyprop Investments Ltd. REIT	7,719	57,926
Impala Platinum Holdings Ltd.*	24,522	70,213
Imperial Holdings Ltd.	4,611	41,075
Investec Ltd.	7,042	47,545
Liberty Holdings Ltd.	2,562	19,407
Life Healthcare Group Holdings Ltd.	27,720	67,729
MMI Holdings Ltd.	34,679	49,648
Mondi Ltd.	4,847	93,916
Mr Price Group Ltd.	7,392	86,778
MTN Group Ltd.	59,253	461,846
Naspers Ltd., Class N	16,040	2,359,188
Nedbank Group Ltd.	5,824	65,591
Netcare Ltd. (a)	33,736	70,128
Pioneer Foods Group Ltd.	1,563	16,248
PSG Group Ltd.	5,916	70,685

	Number of Shares	Value
South Africa (Continued)
Rand Merchant Investment Holdings Ltd.	17,634	$45,880
Redefine Properties Ltd. REIT	183,496	127,847
Remgro Ltd.	16,936	261,967
Resilient REIT Ltd.	14,643	121,225
RMB Holdings Ltd.	23,134	77,838
Sanlam Ltd.	59,879	237,097
Sappi Ltd.*	29,385	137,855
Sasol Ltd.	22,295	676,670
Shoprite Holdings Ltd.	14,589	153,082
Sibanye Gold Ltd.	35,659	102,102
SPAR Group Ltd.	3,830	49,307
Standard Bank Group Ltd.	45,310	357,521
Telkom SA SOC Ltd.	7,277	26,841
Tiger Brands Ltd. (a)	4,553	100,671
Truworths International Ltd.	13,291	79,511
Vodacom Group Ltd. (a)	16,997	177,797
Woolworths Holdings Ltd.	34,504	182,660

		8,538,594

South Korea — 14.7%
Amorepacific Corp.	1,250	437,888
AMOREPACIFIC Group	959	134,379
BGF Retail Co. Ltd.	626	115,294
BNK Financial Group, Inc.	6,583	48,331
Celltrion, Inc.*	3,339	277,643
Cheil Worldwide, Inc.	2,864	39,050
CJ CheilJedang Corp.	283	90,827
CJ Corp.	518	94,316
CJ E&M Corp.	796	50,293
CJ Korea Express Corp.*	222	39,862
Coway Co. Ltd.	2,965	256,247
Daelim Industrial Co. Ltd.	488	33,289
Daewoo Engineering & Construction Co. Ltd.*	10,906	53,350
DGB Financial Group, Inc.	7,298	56,765
Dongbu Insurance Co. Ltd.	2,222	135,915
Dongsuh Cos., Inc.	1,383	38,642
Doosan Heavy Industries & Construction Co. Ltd.	3,223	65,580
E-MART, Inc.	1,146	175,006
GS Engineering & Construction Corp.*	1,671	41,502
GS Holdings	703	30,909
GS Retail Co. Ltd.	1,128	50,068
Hana Financial Group, Inc.	9,856	213,775
Hankook Tire Co. Ltd.	2,686	115,391
Hanmi Pharm. Co. Ltd.	222	117,911
Hanmi Science Co. Ltd.	540	69,777
Hanon Systems	8,173	84,693
Hanssem Co. Ltd.	526	81,429
Hanwha Chemical Corp.	5,321	106,483
Hanwha Corp.	3,342	107,960
Hanwha Life Insurance Co. Ltd.	18,194	97,550
Hotel Shilla Co. Ltd.	1,297	71,717
Hyosung Corp.	807	79,562
Hyundai Department Store Co. Ltd.	600	66,706
Hyundai Development Co.-Engineering & Construction	1,643	61,761

See Notes to Financial Statements.	73

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
South Korea (Continued)
Hyundai Engineering & Construction Co. Ltd.	4,082	$117,137
Hyundai Glovis Co. Ltd.	611	93,306
Hyundai Heavy Industries Co. Ltd.*	1,025	94,175
Hyundai Marine & Fire Insurance Co. Ltd.	3,880	102,876
Hyundai Mobis Co. Ltd.	2,834	606,369
Hyundai Motor Co.	5,910	691,765
Hyundai Steel Co.	2,850	116,937
Hyundai Wia Corp.	840	65,266
Industrial Bank of Korea	1,870	17,887
Kakao Corp.	1,004	86,601
Kangwon Land, Inc.	4,629	165,266
KB Financial Group, Inc.	8,674	248,182
KCC Corp.	126	42,765
KEPCO Plant Service & Engineering Co. Ltd.	865	51,023
Kia Motors Corp.	12,164	476,129
Korea Aerospace Industries Ltd.	2,224	124,841
Korea Electric Power Corp.	6,573	346,905
Korea Investment Holdings Co. Ltd.	1,017	38,101
Korea Zinc Co. Ltd.	310	122,122
Korean Air Lines Co. Ltd.*	1,389	32,283
KT&G Corp.	5,181	554,269
Kumho Petrochemical Co. Ltd.	1,105	59,153
LG Chem Ltd.	2,040	463,870
LG Corp.	4,714	260,658
LG Display Co. Ltd.	6,501	140,733
LG Electronics, Inc.	4,125	194,171
LG Household & Health Care Ltd.	435	385,434
LG Innotek Co. Ltd.	349	25,447
LG Uplus Corp.	12,997	125,957
Lotte Chemical Corp.	851	202,789
Lotte Chilsung Beverage Co. Ltd.	22	35,848
Lotte Confectionery Co. Ltd.	154	28,040
Lotte Shopping Co. Ltd.	834	159,900
NAVER Corp.	970	586,004
NCSoft Corp.	716	144,486
Neo Holdings Co. Ltd.*	26	0
OCI Co. Ltd.*	978	80,337
Orion Corp.	119	96,853
Ottogi Corp.	47	33,442
Paradise Co. Ltd.	2,136	31,006
POSCO	2,504	437,013
Posco Daewoo Corp.	3,223	63,822
S-1 Corp.	701	58,819
Samsung C&T Corp.	3,179	320,087
Samsung Card Co. Ltd.	2,858	91,965
Samsung Electro-Mechanics Co. Ltd.	1,874	82,080
Samsung Electronics Co. Ltd.	3,768	4,084,793
Samsung Fire & Marine Insurance Co. Ltd.	1,541	359,455
Samsung Heavy Industries Co. Ltd.*	8,371	67,007
Samsung Life Insurance Co. Ltd.	3,559	310,569
Samsung SDI Co. Ltd.	2,279	215,126
Samsung SDS Co. Ltd.	1,123	172,436
Samsung Securities Co. Ltd.	1,180	35,297

	Number of Shares	Value
South Korea (Continued)
Shinhan Financial Group Co. Ltd.	15,466	$513,241
Shinsegae Co. Ltd.	231	40,219
SK Holdings Co. Ltd.	1,909	366,807
SK Hynix, Inc.	20,571	495,375
SK Innovation Co. Ltd.	1,980	271,631
SK Networks Co. Ltd.	10,906	56,461
SK Telecom Co. Ltd.	588	109,528
S-Oil Corp.	1,536	110,708
Woori Bank	8,701	72,642
Yuhan Corp.	388	103,202

		19,226,487

Taiwan — 12.7%
Acer, Inc.*	189,935	74,547
Advanced Semiconductor Engineering, Inc.	283,772	321,079
Advantech Co. Ltd.	19,549	144,463
Asia Cement Corp.	57,640	43,920
Asia Pacific Telecom Co. Ltd.*	87,038	28,023
Asustek Computer, Inc.	30,227	259,519
AU Optronics Corp.	476,619	132,408
Catcher Technology Co. Ltd.	29,418	223,708
Cathay Financial Holding Co. Ltd.	290,940	336,326
Chailease Holding Co. Ltd.	46,003	70,389
Cheng Shin Rubber Industry Co. Ltd.	72,761	149,482
Chicony Electronics Co. Ltd.	26,683	64,309
China Airlines Ltd.*	134,447	42,668
China Life Insurance Co. Ltd.	139,636	106,614
China Steel Corp.	473,301	293,886
Chunghwa Telecom Co. Ltd.	159,932	539,441
Compal Electronics, Inc.	182,300	107,326
CTBC Financial Holding Co. Ltd.	583,259	305,825
Delta Electronics, Inc.	85,366	392,638
E.Sun Financial Holding Co. Ltd.	248,911	139,291
Eclat Textile Co. Ltd.	9,003	96,621
EVA Airways Corp.*	109,531	49,707
Evergreen Marine Corp. (Taiwan) Ltd.	86,663	30,560
Far Eastern New Century Corp.	78,326	55,239
Far EasTone Telecommunications Co. Ltd.	74,153	170,759
Feng Tay Enterprise Co. Ltd.	20,037	83,865
First Financial Holding Co. Ltd.	212,107	107,314
Formosa Chemicals & Fibre Corp.	119,153	300,326
Formosa Petrochemical Corp.	19,666	53,669
Formosa Plastics Corp.	159,462	386,278
Formosa Taffeta Co. Ltd.	26,172	25,038
Foxconn Technology Co. Ltd.	50,687	115,789
Fubon Financial Holding Co. Ltd.	265,400	313,312
Giant Manufacturing Co. Ltd.	12,816	76,434
Hermes Microvision, Inc.	2,246	79,544
Highwealth Construction Corp.	37,693	56,807
Hiwin Technologies Corp.	12,767	54,024
Hon Hai Precision Industry Co. Ltd.	565,949	1,390,035
Hotai Motor Co. Ltd.	9,353	89,336
HTC Corp.	22,066	57,512
Hua Nan Financial Holdings Co. Ltd.	123,476	61,525
Innolux Corp.	174,032	51,603
Inotera Memories, Inc.*	129,605	115,845

See Notes to Financial Statements.	74

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Taiwan (Continued)
Inventec Corp.	107,569	$71,575
Largan Precision Co. Ltd.	3,202	267,058
Lite-On Technology Corp.	82,665	106,460
MediaTek, Inc.	54,774	369,499
Mega Financial Holding Co. Ltd.	295,795	216,773
Merida Industry Co. Ltd.	8,804	37,119
Nan Ya Plastics Corp.	175,035	333,834
Nien Made Enterprise Co. Ltd.*	7,600	69,679
Novatek Microelectronics Corp.	24,811	82,545
OBI Pharma, Inc.*	4,469	83,316
Pegatron Corp.	90,969	189,400
Phison Electronics Corp.	7,344	60,351
Pou Chen Corp.	101,356	135,970
Powertech Technology, Inc.	34,204	73,731
President Chain Store Corp.	22,536	171,028
Quanta Computer, Inc.	113,970	202,691
Realtek Semiconductor Corp.	23,376	63,363
Siliconware Precision Industries Co. Ltd.	123,032	199,945
Simplo Technology Co. Ltd.	14,344	48,162
SinoPac Financial Holdings Co. Ltd.	280,850	82,500
Standard Foods Corp.	11,788	28,085
Synnex Technology International Corp.	61,825	61,422
TaiMed Biologics, Inc.*	7,200	57,291
Taishin Financial Holding Co. Ltd.	156,331	58,961
Taiwan Business Bank*	72,021	18,241
Taiwan Cement Corp.	112,554	103,710
Taiwan Cooperative Financial Holding Co. Ltd.	161,227	70,695
Taiwan Fertilizer Co. Ltd.	19,618	25,837
Taiwan Mobile Co. Ltd.	72,323	247,268
Taiwan Semiconductor Manufacturing Co. Ltd.	931,795	4,471,473
Teco Electric & Machinery Co. Ltd.	38,957	31,237
Transcend Information, Inc.	15,802	45,159
Uni-President Enterprises Corp.	188,687	359,294
United Microelectronics Corp.	531,422	198,799
Vanguard International Semiconductor Corp.	50,908	83,513
Wistron Corp.	90,195	57,941
WPG Holdings Ltd.	74,935	82,374
Zhen Ding Technology Holding Ltd.	19,748	37,180

		16,500,483

Thailand — 2.0%
Indorama Ventures PCL, NVDR	498,500	463,964
IRPC PCL, NVDR	1,565,448	218,221
Kasikornbank PCL, NVDR	87,500	426,172
Krung Thai Bank PCL, NVDR	962,900	460,898
PTT Exploration & Production PCL, NVDR	62,800	136,675
PTT PCL, NVDR	20,200	170,195
Siam Commercial Bank PCL, NVDR	134,500	504,493
Thai Oil PCL, NVDR	130,100	231,248

		2,611,866

Turkey — 1.6%
Akbank TAS	77,466	209,141
Anadolu Efes Biracilik Ve Malt Sanayii AS	7,202	45,621

	Number of Shares	Value
Turkey (Continued)
Arcelik AS	9,956	$66,135
BIM Birlesik Magazalar AS	13,608	266,896
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	60,043	54,915
Eregli Demir ve Celik Fabrikalari TAS	82,907	115,706
Ford Otomotiv Sanayi AS	7,140	84,603
Haci Omer Sabanci Holding AS	41,245	128,397
KOC Holding AS	26,064	115,748
Petkim Petrokimya Holding AS*	12,275	17,672
TAV Havalimanlari Holding AS	7,365	37,772
Tofas Turk Otomobil Fabrikasi AS	7,173	53,796
Tupras Turkiye Petrol Rafinerileri AS	6,324	142,671
Turk Hava Yollari Anonim Ortakligi*	29,203	61,530
Turkcell Iletisim Hizmetleri AS*	28,946	105,504
Turkiye Garanti Bankasi AS	90,705	232,285
Turkiye Halk Bankasi AS	20,541	61,857
Turkiye Is Bankasi, Class C	72,304	110,461
Turkiye Sise ve Cam Fabrikalari AS	16,679	19,888
Turkiye Vakiflar Bankasi TAO, Class D	40,891	61,778
Ulker Biskuvi Sanayi AS	5,366	38,789

		2,031,165

United Arab Emirates — 1.0%
Abu Dhabi Commercial Bank PJSC	82,365	133,646
Aldar Properties PJSC	128,782	92,210
Arabtec Holding PJSC*	80,191	29,910
DP World Ltd.	8,402	144,515
Dubai Financial Market PJSC	124,601	41,725
Dubai Islamic Bank PJSC	64,273	89,241
Emaar Malls Group PJSC	21,853	16,242
Emaar Properties PJSC	154,413	262,743
Emirates Telecommunications Group Co. PJSC	33,964	163,666
First Gulf Bank PJSC	62,138	200,467
National Bank of Abu Dhabi PJSC	46,568	98,889

		1,273,254

TOTAL COMMON STOCKS (Cost $142,192,117)		124,663,427

PREFERRED STOCKS — 3.2%
Brazil — 2.2%
Banco Bradesco SA	100,972	637,083
Braskem SA, Class A	9,080	52,767
Centrais Eletricas Brasileiras SA, Class B*	7,946	27,486
Cia Brasileira de Distribuicao	6,017	67,353
Cia Energetica de Minas Gerais	27,422	42,724
Gerdau SA	35,147	54,176
Itau Unibanco Holding SA	109,024	876,452
Itausa — Investimentos Itau SA	145,725	287,933
Lojas Americanas SA	16,486	70,121
Petroleo Brasileiro SA*	141,854	315,615
Suzano Papel e Celulose SA, Class A	11,129	45,149
Telefonica Brasil SA	15,797	183,124
Vale SA	71,374	222,007

		2,881,990

See Notes to Financial Statements.	75

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Chile — 0.1%
Embotelladora Andina SA, Class B	12,803	$40,269
Sociedad Quimica y Minera de Chile SA, Class B	3,547	77,694

		117,963

Colombia — 0.1%
Bancolombia SA	13,731	112,300

South Korea — 0.8%
Amorepacific Corp.	317	66,496
Hyundai Motor Co.	703	58,455
Hyundai Motor Co. — 2nd Preferred	1,129	99,467
LG Chem Ltd.	437	71,868
LG Household & Health Care Ltd.	100	50,764
Samsung Electronics Co. Ltd.	714	636,238

		983,288

TOTAL PREFERRED STOCKS (Cost $5,012,901)		4,095,541

	Number of Shares	Value
RIGHTS — 0.0%
United Arab Emirates — 0.0%
Dubai Islamic Bank PJSC*, expires 07/31/16 (Cost $0)	16,068	$8,137

SECURITIES LENDING COLLATERAL — 1.8%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $2,403,639)	2,403,639	2,403,639

TOTAL INVESTMENTS — 100.6%
(Cost $149,608,657)†		$131,170,744
Other assets and liabilities, net — (0.6%)		(818,269)

NET ASSETS — 100.0%		$130,352,475

*	Non-income producing security.
†	The cost for federal income tax purposes was $153,036,254. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $21,865,510. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,940,743 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,806,253.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $2,341,141, which is 1.8% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR:	American Depositary Receipt
CPO:	Ordinary Participation Certificates
GDR:	Global Depositary Receipt
NVDR:	Non Voting Depositary Receipt
OJSC:	Open Joint Stock Company
PJSC:	Private Joint Stock Company
REIT:	Real Estate Investment Trust
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At May 31, 2016, open future contract purchased was as follows:

Contract Description	Currency	Number of Contracts	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
E-mini MSCI Emerging Markets Index Futures	EUR	12	$483,360	6/17/2016	$(18,180)

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	AED	1,520,000	USD	413,772	$(47)
JP Morgan & Chase Co.	6/2/2016	AED	2,137,000	USD	581,783	(15)
State Street Bank & Trust Co.	6/2/2016	AED	852,000	USD	231,933	(24)
State Street Bank & Trust Co.	6/2/2016	AED	311,000	USD	84,653	(17)
The Bank of New York Mellon	6/2/2016	AED	430,000	USD	117,074	7
The Bank of New York Mellon	6/2/2016	AED	331,179	USD	90,168	5
JP Morgan & Chase Co.	6/2/2016	CZK	1,131,500	USD	47,942	1,351

See Notes to Financial Statements.	76

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/2/2016	CZK	336,500	USD	13,961	$105
State Street Bank & Trust Co.	6/2/2016	CZK	336,500	USD	13,961	105
State Street Bank & Trust Co.	6/2/2016	CZK	262,000	USD	11,100	312
State Street Bank & Trust Co.	6/2/2016	CZK	185,000	USD	7,838	221
The Bank of New York Mellon	6/2/2016	CZK	4,993,100	USD	211,555	5,957
State Street Bank & Trust Co.	6/2/2016	EUR	6,000	USD	6,869	193
State Street Bank & Trust Co.	6/2/2016	EUR	1,076	USD	1,234	36
JP Morgan & Chase Co.	6/2/2016	HKD	216,811,363	USD	27,956,541	55,584
State Street Bank & Trust Co.	6/2/2016	HKD	5,021,000	USD	647,414	1,273
State Street Bank & Trust Co.	6/2/2016	HKD	12,602,000	USD	1,624,999	3,276
The Bank of New York Mellon	6/2/2016	HKD	22,345,000	USD	2,876,763	1,237
JP Morgan & Chase Co.	6/2/2016	HUF	11,040,500	USD	39,014	(161)
JP Morgan & Chase Co.	6/2/2016	HUF	180,655,400	USD	663,687	22,673
State Street Bank & Trust Co.	6/2/2016	HUF	28,542,700	USD	104,856	3,579
State Street Bank & Trust Co.	6/2/2016	HUF	3,938,000	USD	14,465	492
State Street Bank & Trust Co.	6/2/2016	HUF	11,040,500	USD	39,015	(160)
JP Morgan & Chase Co.	6/2/2016	PLN	403,000	USD	101,660	(531)
JP Morgan & Chase Co.	6/2/2016	PLN	8,243,800	USD	2,156,595	66,170
State Street Bank & Trust Co.	6/2/2016	PLN	401,500	USD	105,037	3,226
State Street Bank & Trust Co.	6/2/2016	PLN	113,000	USD	29,519	865
State Street Bank & Trust Co.	6/2/2016	PLN	403,000	USD	101,661	(530)
JP Morgan & Chase Co.	6/2/2016	TRY	13,500	USD	4,572	(1)
JP Morgan & Chase Co.	6/2/2016	TRY	343,500	USD	114,478	(1,880)
JP Morgan & Chase Co.	6/2/2016	TRY	6,759,872	USD	2,398,949	109,097
State Street Bank & Trust Co.	6/2/2016	TRY	38,000	USD	13,470	598
State Street Bank & Trust Co.	6/2/2016	TRY	236,000	USD	83,742	3,799
State Street Bank & Trust Co.	6/2/2016	TRY	343,500	USD	114,470	(1,888)
State Street Bank & Trust Co.	6/2/2016	TRY	540,500	USD	191,810	8,720
JP Morgan & Chase Co.	6/2/2016	USD	581,829	AED	2,137,000	(32)
JP Morgan & Chase Co.	6/2/2016	USD	10,701	CZK	251,500	(345)
JP Morgan & Chase Co.	6/2/2016	USD	50,115	CZK	1,216,500	(23)
JP Morgan & Chase Co.	6/2/2016	USD	25,301,888	HKD	196,548,863	(8,466)
JP Morgan & Chase Co.	6/2/2016	USD	1,099,132	HKD	8,529,000	(1,554)
JP Morgan & Chase Co.	6/2/2016	USD	1,512,965	HKD	11,733,500	(3,008)
JP Morgan & Chase Co.	6/2/2016	USD	622,301	HUF	175,295,400	(305)
JP Morgan & Chase Co.	6/2/2016	USD	29,504	HUF	8,040,000	(976)
JP Morgan & Chase Co.	6/2/2016	USD	30,715	HUF	8,360,500	(1,049)
JP Morgan & Chase Co.	6/2/2016	USD	1,923,989	PLN	7,588,500	268
JP Morgan & Chase Co.	6/2/2016	USD	79,244	PLN	303,500	(2,284)
JP Morgan & Chase Co.	6/2/2016	USD	197,457	PLN	754,800	(6,058)
JP Morgan & Chase Co.	6/2/2016	USD	87,734	TRY	261,000	677
JP Morgan & Chase Co.	6/2/2016	USD	193,658	TRY	545,700	(8,807)
JP Morgan & Chase Co.	6/2/2016	USD	2,132,684	TRY	6,296,672	262
State Street Bank & Trust Co.	6/2/2016	USD	316,644	AED	1,163,000	(17)
State Street Bank & Trust Co.	6/2/2016	USD	10,701	CZK	251,500	(345)
State Street Bank & Trust Co.	6/2/2016	USD	21,916	CZK	532,000	(10)
State Street Bank & Trust Co.	6/2/2016	USD	7,878	EUR	7,076	(4)
State Street Bank & Trust Co.	6/2/2016	USD	1,170,678	HKD	9,094,000	(392)
State Street Bank & Trust Co.	6/2/2016	USD	1,099,125	HKD	8,529,000	(1,548)
State Street Bank & Trust Co.	6/2/2016	USD	29,504	HUF	8,040,000	(976)
State Street Bank & Trust Co.	6/2/2016	USD	125,959	HUF	35,481,200	(62)
State Street Bank & Trust Co.	6/2/2016	USD	115,908	PLN	443,000	(3,574)
State Street Bank & Trust Co.	6/2/2016	USD	43,355	PLN	171,000	6
State Street Bank & Trust Co.	6/2/2016	USD	79,243	PLN	303,500	(2,283)
State Street Bank & Trust Co.	6/2/2016	USD	87,762	TRY	261,000	650
State Street Bank & Trust Co.	6/2/2016	USD	303,817	TRY	897,000	35
The Bank of New York Mellon	6/2/2016	USD	413,842	AED	1,520,000	(23)

See Notes to Financial Statements.	77

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	6/2/2016	USD	3,213	AED	11,800	$0
The Bank of New York Mellon	6/2/2016	USD	89,851	AED	330,000	(8)
The Bank of New York Mellon	6/2/2016	USD	23,596	AED	86,679	3
The Bank of New York Mellon	6/2/2016	USD	90,566	AED	332,700	11
The Bank of New York Mellon	6/2/2016	USD	205,694	CZK	4,993,100	(96)
The Bank of New York Mellon	6/2/2016	USD	2,419,122	HKD	18,792,100	(809)
The Bank of New York Mellon	6/2/2016	USD	66,479	HKD	516,000	(76)
The Bank of New York Mellon	6/2/2016	USD	391,373	HKD	3,036,900	(561)
The Bank of New York Mellon	6/2/2016	USD	4,562	TRY	13,500	11
JP Morgan & Chase Co.	6/3/2016	BRL	18,292,797	USD	5,242,240	184,757
State Street Bank & Trust Co.	6/3/2016	BRL	1,304,000	USD	373,960	13,438
State Street Bank & Trust Co.	6/3/2016	BRL	7,405,055	USD	2,123,618	76,312
State Street Bank & Trust Co.	6/3/2016	BRL	293,000	USD	84,123	3,116
The Bank of New York Mellon	6/3/2016	BRL	5,493,280	USD	1,574,457	55,708
The Bank of New York Mellon	6/3/2016	BRL	3,207,787	USD	902,204	15,334
Bank of Montreal	6/3/2016	CLP	139,820,000	USD	202,388	650
JP Morgan & Chase Co.	6/3/2016	CLP	1,944,188,800	USD	2,939,994	134,829
JP Morgan & Chase Co.	6/3/2016	CLP	72,476,500	USD	104,208	(365)
State Street Bank & Trust Co.	6/3/2016	CLP	2,804,000	USD	4,236	190
State Street Bank & Trust Co.	6/3/2016	CLP	72,476,500	USD	104,230	(342)
State Street Bank & Trust Co.	6/3/2016	CLP	416,096,500	USD	603,222	2,859
Bank of Montreal	6/3/2016	COP	49,081,500	USD	15,873	4
JP Morgan & Chase Co.	6/3/2016	COP	1,918,880,100	USD	667,228	46,821
JP Morgan & Chase Co.	6/3/2016	COP	20,546,500	USD	6,695	52
State Street Bank & Trust Co.	6/3/2016	COP	20,546,500	USD	6,697	54
State Street Bank & Trust Co.	6/3/2016	COP	1,448,557,000	USD	468,683	339
State Street Bank & Trust Co.	6/3/2016	COP	26,023,000	USD	9,083	669
State Street Bank & Trust Co.	6/3/2016	COP	18,916,000	USD	6,609	494
Bank of Montreal	6/3/2016	IDR	4,761,989,500	USD	349,119	723
JP Morgan & Chase Co.	6/3/2016	IDR	54,743,239,500	USD	4,119,750	114,625
JP Morgan & Chase Co.	6/3/2016	IDR	2,692,646,500	USD	197,567	568
State Street Bank & Trust Co.	6/3/2016	IDR	2,692,646,500	USD	197,611	612
State Street Bank & Trust Co.	6/3/2016	IDR	2,301,701,000	USD	173,844	5,447
Bank of Montreal	6/3/2016	INR	43,290,500	USD	644,780	1,752
JP Morgan & Chase Co.	6/3/2016	INR	628,161,144	USD	9,412,769	82,202
JP Morgan & Chase Co.	6/3/2016	INR	23,635,000	USD	349,723	(1,346)
State Street Bank & Trust Co.	6/3/2016	INR	140,495,406	USD	2,092,574	5,686
State Street Bank & Trust Co.	6/3/2016	INR	23,635,000	USD	349,501	(1,568)
State Street Bank & Trust Co.	6/3/2016	INR	10,316,000	USD	154,570	1,338
State Street Bank & Trust Co.	6/3/2016	INR	2,039,000	USD	30,519	233
Bank of Montreal	6/3/2016	KRW	2,194,755,000	USD	1,843,557	2,127
JP Morgan & Chase Co.	6/3/2016	KRW	1,276,015,500	USD	1,077,470	6,875
JP Morgan & Chase Co.	6/3/2016	KRW	25,248,111,500	USD	22,027,667	844,148
State Street Bank & Trust Co.	6/3/2016	KRW	1,405,900,900	USD	1,230,332	50,762
State Street Bank & Trust Co.	6/3/2016	KRW	1,276,015,500	USD	1,076,570	5,975
JP Morgan & Chase Co.	6/3/2016	MXN	6,221,000	USD	335,631	(1,307)
JP Morgan & Chase Co.	6/3/2016	MXN	463,000	USD	25,156	80
JP Morgan & Chase Co.	6/3/2016	MXN	113,066,662	USD	6,580,109	456,269
State Street Bank & Trust Co.	6/3/2016	MXN	6,221,000	USD	335,624	(1,313)
State Street Bank & Trust Co.	6/3/2016	MXN	7,239,500	USD	421,324	29,223
State Street Bank & Trust Co.	6/3/2016	MXN	363,000	USD	21,070	1,409
Bank of Montreal	6/3/2016	MYR	1,777,000	USD	432,255	1,981
JP Morgan & Chase Co.	6/3/2016	MYR	22,152,832	USD	5,657,727	293,752
JP Morgan & Chase Co.	6/3/2016	MYR	982,000	USD	240,110	2,333
State Street Bank & Trust Co.	6/3/2016	MYR	1,958,141	USD	476,549	2,415
State Street Bank & Trust Co.	6/3/2016	MYR	982,000	USD	239,893	2,116
Bank of Montreal	6/3/2016	PHP	9,947,000	USD	212,770	104

See Notes to Financial Statements.	78

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/3/2016	PHP	89,428,000	USD	1,900,398	$(11,568)
JP Morgan & Chase Co.	6/3/2016	PHP	6,342,500	USD	135,718	116
State Street Bank & Trust Co.	6/3/2016	PHP	6,342,500	USD	135,639	37
State Street Bank & Trust Co.	6/3/2016	PHP	42,257,216	USD	899,090	(4,368)
JP Morgan & Chase Co.	6/3/2016	RUB	87,176,155	USD	1,336,252	30,056
JP Morgan & Chase Co.	6/3/2016	RUB	15,563,000	USD	232,124	(1,063)
State Street Bank & Trust Co.	6/3/2016	RUB	69,672,198	USD	1,069,905	25,978
State Street Bank & Trust Co.	6/3/2016	RUB	11,300,000	USD	173,526	4,213
State Street Bank & Trust Co.	6/3/2016	RUB	15,563,000	USD	232,110	(1,076)
The Bank of New York Mellon	6/3/2016	RUB	6,878,000	USD	103,918	862
Bank of Montreal	6/3/2016	THB	6,907,500	USD	193,352	10
JP Morgan & Chase Co.	6/3/2016	THB	4,318,500	USD	120,958	82
JP Morgan & Chase Co.	6/3/2016	THB	116,965,500	USD	3,345,025	71,143
State Street Bank & Trust Co.	6/3/2016	THB	25,924,710	USD	726,651	1,014
State Street Bank & Trust Co.	6/3/2016	THB	257,000	USD	7,349	156
State Street Bank & Trust Co.	6/3/2016	THB	4,318,500	USD	120,931	55
Bank of Montreal	6/3/2016	TWD	46,861,500	USD	1,445,450	8,437
JP Morgan & Chase Co.	6/3/2016	TWD	27,125,000	USD	831,673	(119)
JP Morgan & Chase Co.	6/3/2016	TWD	469,013,884	USD	14,522,802	140,439
State Street Bank & Trust Co.	6/3/2016	TWD	99,900,906	USD	3,099,144	35,672
State Street Bank & Trust Co.	6/3/2016	TWD	27,125,000	USD	831,545	(246)
Bank of Montreal	6/3/2016	USD	211,796	CLP	139,820,000	(10,057)
Bank of Montreal	6/3/2016	USD	17,191	COP	49,081,500	(1,322)
Bank of Montreal	6/3/2016	USD	359,640	IDR	4,761,989,500	(11,243)
Bank of Montreal	6/3/2016	USD	651,741	INR	43,290,500	(8,713)
Bank of Montreal	6/3/2016	USD	1,920,843	KRW	2,194,755,000	(79,413)
Bank of Montreal	6/3/2016	USD	454,348	MYR	1,777,000	(24,074)
Bank of Montreal	6/3/2016	USD	211,689	PHP	9,947,000	977
Bank of Montreal	6/3/2016	USD	197,752	THB	6,907,500	(4,410)
Bank of Montreal	6/3/2016	USD	1,453,029	TWD	46,861,500	(16,016)
Bank of Montreal	6/3/2016	USD	418,685	ZAR	6,586,330	115
Bank of Montreal	6/3/2016	USD	253,432	ZAR	3,615,900	(23,510)
JP Morgan & Chase Co.	6/3/2016	USD	5,078,511	BRL	18,292,797	(21,028)
JP Morgan & Chase Co.	6/3/2016	USD	2,846,578	CLP	1,962,231,300	(15,380)
JP Morgan & Chase Co.	6/3/2016	USD	80,782	CLP	54,434,000	(2,242)
JP Morgan & Chase Co.	6/3/2016	USD	4,985	COP	14,811,500	(196)
JP Morgan & Chase Co.	6/3/2016	USD	623,234	COP	1,924,615,100	(973)
JP Morgan & Chase Co.	6/3/2016	USD	150,501	IDR	2,018,215,000	(2,844)
JP Morgan & Chase Co.	6/3/2016	USD	4,069,144	IDR	55,417,671,000	(14,676)
JP Morgan & Chase Co.	6/3/2016	USD	253,545	INR	16,988,000	(1,209)
JP Morgan & Chase Co.	6/3/2016	USD	9,450,065	INR	634,808,144	(20,765)
JP Morgan & Chase Co.	6/3/2016	USD	817,846	KRW	954,484,000	(17,021)
JP Morgan & Chase Co.	6/3/2016	USD	21,487,095	KRW	25,569,643,000	(33,806)
JP Morgan & Chase Co.	6/3/2016	USD	6,055,640	MXN	111,454,062	(19,140)
JP Morgan & Chase Co.	6/3/2016	USD	257,187	MXN	4,588,500	(8,668)
JP Morgan & Chase Co.	6/3/2016	USD	188,854	MXN	3,245,100	(13,095)
JP Morgan & Chase Co.	6/3/2016	USD	5,450,228	MYR	22,417,332	(22,208)
JP Morgan & Chase Co.	6/3/2016	USD	178,305	MYR	717,500	(4,573)
JP Morgan & Chase Co.	6/3/2016	USD	1,952,471	PHP	91,196,000	(2,705)
JP Morgan & Chase Co.	6/3/2016	USD	96,494	PHP	4,574,500	1,308
JP Morgan & Chase Co.	6/3/2016	USD	1,461,153	RUB	96,348,155	(17,529)
JP Morgan & Chase Co.	6/3/2016	USD	95,162	RUB	6,391,000	597
JP Morgan & Chase Co.	6/3/2016	USD	89,861	THB	3,158,000	(1,468)
JP Morgan & Chase Co.	6/3/2016	USD	3,312,275	THB	118,126,000	(5,910)
JP Morgan & Chase Co.	6/3/2016	USD	595,933	TWD	19,313,000	(3,698)
JP Morgan & Chase Co.	6/3/2016	USD	14,630,600	TWD	476,825,884	(8,681)
JP Morgan & Chase Co.	6/3/2016	USD	7,885,679	ZAR	124,050,616	2,241

See Notes to Financial Statements.	79

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/3/2016	USD	358,369	ZAR	5,428,500	$(13,190)
State Street Bank & Trust Co.	6/3/2016	USD	2,498,211	BRL	9,002,055	(9,377)
State Street Bank & Trust Co.	6/3/2016	USD	80,883	CLP	54,434,000	(2,343)
State Street Bank & Trust Co.	6/3/2016	USD	51,683	CLP	34,219,000	(2,310)
State Street Bank & Trust Co.	6/3/2016	USD	608,253	CLP	402,724,000	(27,184)
State Street Bank & Trust Co.	6/3/2016	USD	523,292	COP	1,499,231,000	(38,565)
State Street Bank & Trust Co.	6/3/2016	USD	4,987	COP	14,811,500	(198)
State Street Bank & Trust Co.	6/3/2016	USD	63,943	IDR	846,605,000	(2,004)
State Street Bank & Trust Co.	6/3/2016	USD	156,445	IDR	2,129,527,500	(644)
State Street Bank & Trust Co.	6/3/2016	USD	150,647	IDR	2,018,215,000	(2,990)
State Street Bank & Trust Co.	6/3/2016	USD	200,000	INR	13,372,000	(1,375)
State Street Bank & Trust Co.	6/3/2016	USD	1,899,690	INR	126,785,306	(16,449)
State Street Bank & Trust Co.	6/3/2016	USD	290,000	INR	19,340,100	(2,726)
State Street Bank & Trust Co.	6/3/2016	USD	253,590	INR	16,988,000	(1,254)
State Street Bank & Trust Co.	6/3/2016	USD	22,784	KRW	26,115,000	(873)
State Street Bank & Trust Co.	6/3/2016	USD	937,590	KRW	1,115,300,400	(1,837)
State Street Bank & Trust Co.	6/3/2016	USD	818,036	KRW	954,484,000	(17,210)
State Street Bank & Trust Co.	6/3/2016	USD	512,835	KRW	586,017,000	(21,159)
State Street Bank & Trust Co.	6/3/2016	USD	412,933	MXN	7,600,000	(1,307)
State Street Bank & Trust Co.	6/3/2016	USD	95,171	MXN	1,635,000	(6,618)
State Street Bank & Trust Co.	6/3/2016	USD	257,195	MXN	4,588,500	(8,676)
State Street Bank & Trust Co.	6/3/2016	USD	10,982	MYR	43,000	(570)
State Street Bank & Trust Co.	6/3/2016	USD	141,176	MYR	552,000	(7,518)
State Street Bank & Trust Co.	6/3/2016	USD	178,172	MYR	717,500	(4,440)
State Street Bank & Trust Co.	6/3/2016	USD	416,276	MYR	1,627,641	(22,168)
State Street Bank & Trust Co.	6/3/2016	USD	161,234	PHP	7,578,000	783
State Street Bank & Trust Co.	6/3/2016	USD	775,320	PHP	36,215,216	(1,041)
State Street Bank & Trust Co.	6/3/2016	USD	4,936	PHP	232,000	24
State Street Bank & Trust Co.	6/3/2016	USD	96,498	PHP	4,574,500	1,304
State Street Bank & Trust Co.	6/3/2016	USD	95,189	RUB	6,391,000	570
State Street Bank & Trust Co.	6/3/2016	USD	1,354,667	RUB	89,569,198	(12,615)
State Street Bank & Trust Co.	6/3/2016	USD	8,827	RUB	575,000	(212)
State Street Bank & Trust Co.	6/3/2016	USD	774,470	THB	27,039,210	(17,638)
State Street Bank & Trust Co.	6/3/2016	USD	8,679	THB	303,000	(198)
State Street Bank & Trust Co.	6/3/2016	USD	89,869	THB	3,158,000	(1,476)
State Street Bank & Trust Co.	6/3/2016	USD	2,583,392	TWD	84,166,906	(2,404)
State Street Bank & Trust Co.	6/3/2016	USD	595,841	TWD	19,313,000	(3,606)
State Street Bank & Trust Co.	6/3/2016	USD	724,740	TWD	23,362,000	(8,342)
State Street Bank & Trust Co.	6/3/2016	USD	5,700	TWD	184,000	(58)
State Street Bank & Trust Co.	6/3/2016	USD	358,396	ZAR	5,428,500	(13,218)
State Street Bank & Trust Co.	6/3/2016	USD	935,090	ZAR	14,710,000	264
The Bank of New York Mellon	6/3/2016	USD	703,822	BRL	2,509,479	(10,017)
The Bank of New York Mellon	6/3/2016	USD	1,719,408	BRL	6,191,588	(7,595)
The Bank of New York Mellon	6/3/2016	USD	25,844	MXN	463,000	(767)
The Bank of New York Mellon	6/3/2016	USD	105,669	RUB	6,878,000	(2,613)
The Bank of New York Mellon	6/3/2016	USD	20,183	ZAR	301,800	(993)
The Bank of New York Mellon	6/3/2016	USD	22,901	ZAR	349,000	(709)
Bank of Montreal	6/3/2016	ZAR	10,202,230	USD	715,055	66,333
JP Morgan & Chase Co.	6/3/2016	ZAR	122,027,116	USD	8,553,433	794,180
JP Morgan & Chase Co.	6/3/2016	ZAR	7,452,000	USD	473,043	(802)
JP Morgan & Chase Co.	6/3/2016	ZAR	650,800	USD	41,370	(12)
State Street Bank & Trust Co.	6/3/2016	ZAR	7,452,000	USD	473,038	(808)
State Street Bank & Trust Co.	6/3/2016	ZAR	902,000	USD	63,218	5,863
State Street Bank & Trust Co.	6/3/2016	ZAR	11,039,500	USD	773,793	71,832
State Street Bank & Trust Co.	6/3/2016	ZAR	745,000	USD	51,946	4,574
JP Morgan & Chase Co.	6/6/2016	EGP	470,000	USD	52,455	(138)
JP Morgan & Chase Co.	6/6/2016	EGP	10,338,001	USD	1,142,321	(14,512)

See Notes to Financial Statements.	80

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of Nova Scotia	6/6/2016	EGP	4,694,000	USD	531,597	$6,334
The Bank of Nova Scotia	6/6/2016	EGP	886,000	USD	97,577	(1,567)
JP Morgan & Chase Co.	6/6/2016	QAR	1,199,000	USD	329,207	(102)
State Street Bank & Trust Co.	6/6/2016	QAR	372,000	USD	102,125	(46)
State Street Bank & Trust Co.	6/6/2016	QAR	30,000	USD	8,234	(5)
The Bank of New York Mellon	6/6/2016	QAR	319,000	USD	87,604	(11)
The Bank of New York Mellon	6/6/2016	QAR	1,522,380	USD	417,846	(280)
JP Morgan & Chase Co.	6/6/2016	USD	21,517	EGP	191,501	(88)
JP Morgan & Chase Co.	6/6/2016	USD	1,187,358	EGP	10,425,000	(20,790)
JP Morgan & Chase Co.	6/6/2016	USD	21,517	EGP	191,500	(88)
JP Morgan & Chase Co.	6/6/2016	USD	329,318	QAR	1,199,000	(9)
State Street Bank & Trust Co.	6/6/2016	USD	110,417	QAR	402,000	(6)
The Bank of New York Mellon	6/6/2016	USD	4,890	QAR	17,800	(1)
The Bank of New York Mellon	6/6/2016	USD	65,659	QAR	239,000	(17)
The Bank of New York Mellon	6/6/2016	USD	435,211	QAR	1,584,580	(1)
The Bank of Nova Scotia	6/6/2016	USD	614,537	EGP	5,580,000	9,870
State Street Bank & Trust Co.	7/5/2016	EUR	7,076	USD	7,887	3
JP Morgan & Chase Co.	7/5/2016	HKD	196,548,863	USD	25,312,315	5,812
State Street Bank & Trust Co.	7/5/2016	HKD	9,094,000	USD	1,171,190	299
The Bank of New York Mellon	7/5/2016	HKD	18,792,100	USD	2,420,181	618
JP Morgan & Chase Co.	7/5/2016	HUF	175,295,400	USD	622,003	303
State Street Bank & Trust Co.	7/5/2016	HUF	35,481,200	USD	125,895	57
State Street Bank & Trust Co.	7/5/2016	HUF	4,033,000	USD	14,308	5
JP Morgan & Chase Co.	7/5/2016	MXN	111,454,062	USD	6,034,346	20,238
State Street Bank & Trust Co.	7/5/2016	MXN	7,600,000	USD	411,466	1,367
State Street Bank & Trust Co.	7/5/2016	MXN	408,000	USD	22,087	71
State Street Bank & Trust Co.	7/5/2016	MXN	452,000	USD	24,459	69
JP Morgan & Chase Co.	7/5/2016	PLN	7,588,500	USD	1,922,360	(142)
State Street Bank & Trust Co.	7/5/2016	PLN	171,000	USD	43,319	(3)
JP Morgan & Chase Co.	7/5/2016	USD	25,068	MXN	463,000	(84)
JP Morgan & Chase Co.	7/5/2016	USD	41,103	ZAR	650,800	(6)
State Street Bank & Trust Co.	7/5/2016	USD	5,573	EUR	5,000	(2)
State Street Bank & Trust Co.	7/5/2016	USD	928,895	HKD	7,212,000	(319)
State Street Bank & Trust Co.	7/5/2016	USD	77,022	PLN	304,000	(5)
State Street Bank & Trust Co.	7/5/2016	USD	90,143	ZAR	1,427,000	(30)
Bank of Montreal	7/5/2016	ZAR	6,586,330	USD	415,993	77
JP Morgan & Chase Co.	7/5/2016	ZAR	124,050,616	USD	7,834,693	1,095
State Street Bank & Trust Co.	7/5/2016	ZAR	14,710,000	USD	929,072	159
State Street Bank & Trust Co.	7/5/2016	ZAR	1,106,000	USD	70,028	186
JP Morgan & Chase Co.	7/6/2016	BRL	18,292,797	USD	5,031,438	24,868
State Street Bank & Trust Co.	7/6/2016	BRL	9,002,055	USD	2,474,112	10,332
The Bank of New York Mellon	7/6/2016	BRL	6,191,588	USD	1,702,623	8,043
JP Morgan & Chase Co.	7/6/2016	CLP	1,962,231,300	USD	2,836,537	14,073
JP Morgan & Chase Co.	7/6/2016	COP	1,924,615,100	USD	618,971	896
JP Morgan & Chase Co.	7/6/2016	KRW	25,569,643,000	USD	21,466,350	27,355
State Street Bank & Trust Co.	7/6/2016	KRW	1,115,300,400	USD	936,897	1,767
JP Morgan & Chase Co.	7/6/2016	RUB	96,348,155	USD	1,447,768	17,331
State Street Bank & Trust Co.	7/6/2016	RUB	12,313,600	USD	185,000	2,186
State Street Bank & Trust Co.	7/6/2016	RUB	89,569,198	USD	1,342,263	12,470
JP Morgan & Chase Co.	7/6/2016	TWD	476,825,884	USD	14,617,593	(14,759)
State Street Bank & Trust Co.	7/6/2016	TWD	84,166,906	USD	2,580,620	(2,210)
State Street Bank & Trust Co.	7/6/2016	TWD	403,000	USD	12,354	(12)
State Street Bank & Trust Co.	7/6/2016	TWD	401,000	USD	12,295	(11)
Bank of Montreal	7/6/2016	USD	201,746	CLP	139,820,000	(629)
Bank of Montreal	7/6/2016	USD	15,781	COP	49,081,500	(19)
Bank of Montreal	7/6/2016	USD	1,842,010	KRW	2,194,755,000	(1,807)
Bank of Montreal	7/6/2016	USD	1,444,559	TWD	46,861,500	(6,521)

See Notes to Financial Statements.	81

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	7/6/2016	USD	16,779	BRL	61,000	$(83)
State Street Bank & Trust Co.	7/6/2016	USD	878,967	BRL	3,199,000	(3,430)
State Street Bank & Trust Co.	7/6/2016	USD	72,559	CLP	50,189,000	(367)
State Street Bank & Trust Co.	7/6/2016	USD	601,556	CLP	416,096,500	(3,045)
State Street Bank & Trust Co.	7/6/2016	USD	4,493	COP	13,961,000	(10)
State Street Bank & Trust Co.	7/6/2016	USD	17,546	COP	54,550,000	(28)
State Street Bank & Trust Co.	7/6/2016	USD	465,924	COP	1,448,557,000	(731)
State Street Bank & Trust Co.	7/6/2016	USD	559,466	KRW	665,999,000	(1,055)
State Street Bank & Trust Co.	7/6/2016	USD	331,740	RUB	22,137,000	(3,082)
State Street Bank & Trust Co.	7/6/2016	USD	8,746	RUB	583,000	(90)
The Bank of New York Mellon	7/6/2016	USD	102,964	RUB	6,878,000	(850)
JP Morgan & Chase Co.	7/7/2016	CZK	1,216,500	USD	50,159	13
State Street Bank & Trust Co.	7/7/2016	CZK	532,000	USD	21,934	4
The Bank of New York Mellon	7/7/2016	CZK	4,993,100	USD	205,821	(2)
JP Morgan & Chase Co.	7/7/2016	INR	634,808,144	USD	9,395,657	24,621
State Street Bank & Trust Co.	7/7/2016	INR	56,420,950	USD	835,000	2,114
State Street Bank & Trust Co.	7/7/2016	INR	21,616,000	USD	320,190	1,094
JP Morgan & Chase Co.	7/7/2016	PHP	91,196,000	USD	1,948,882	2,784
State Street Bank & Trust Co.	7/7/2016	PHP	36,215,216	USD	773,829	1,006
State Street Bank & Trust Co.	7/7/2016	PHP	3,166,000	USD	67,650	88
JP Morgan & Chase Co.	7/7/2016	THB	118,126,000	USD	3,308,175	3,706
State Street Bank & Trust Co.	7/7/2016	THB	1,831,000	USD	51,247	26
Bank of Montreal	7/7/2016	USD	641,297	INR	43,290,500	(2,243)
Bank of Montreal	7/7/2016	USD	212,465	PHP	9,947,000	(198)
Bank of Montreal	7/7/2016	USD	193,351	THB	6,907,500	(120)
State Street Bank & Trust Co.	7/7/2016	USD	9,196	CZK	223,000	(4)
State Street Bank & Trust Co.	7/7/2016	USD	2,081,105	INR	140,495,406	(7,112)
State Street Bank & Trust Co.	7/7/2016	USD	10,928	INR	738,000	(34)
State Street Bank & Trust Co.	7/7/2016	USD	726,040	THB	25,924,710	(819)
JP Morgan & Chase Co.	7/8/2016	MYR	22,417,332	USD	5,443,214	28,458
JP Morgan & Chase Co.	7/8/2016	TRY	6,296,672	USD	2,112,384	771
State Street Bank & Trust Co.	7/8/2016	TRY	897,000	USD	300,913	101
Bank of Montreal	7/8/2016	USD	431,919	MYR	1,777,000	(2,696)
JP Morgan & Chase Co.	7/8/2016	USD	4,529	TRY	13,500	(2)
State Street Bank & Trust Co.	7/8/2016	USD	96,523	MYR	397,000	(631)
State Street Bank & Trust Co.	7/8/2016	USD	476,086	MYR	1,958,141	(3,110)
State Street Bank & Trust Co.	7/8/2016	USD	12,886	MYR	53,000	(84)
State Street Bank & Trust Co.	7/8/2016	USD	198,320	TRY	591,000	(126)
JP Morgan & Chase Co.	7/11/2016	AED	2,137,000	USD	581,675	(55)
State Street Bank & Trust Co.	7/11/2016	AED	1,163,000	USD	316,583	(6)
The Bank of New York Mellon	7/11/2016	AED	1,520,000	USD	413,775	4
JP Morgan & Chase Co.	7/11/2016	QAR	1,199,000	USD	328,934	(119)
State Street Bank & Trust Co.	7/11/2016	QAR	402,000	USD	110,344	19
The Bank of New York Mellon	7/11/2016	QAR	1,584,580	USD	434,697	(174)
State Street Bank & Trust Co.	7/11/2016	USD	79,233	AED	291,000	(18)
State Street Bank & Trust Co.	7/11/2016	USD	49,412	QAR	180,000	(13)
The Bank of New York Mellon	7/11/2016	USD	90,154	AED	331,179	(1)
JP Morgan & Chase Co.	7/12/2016	EGP	10,425,000	USD	1,137,790	13,931
JP Morgan & Chase Co.	7/12/2016	IDR	55,417,671,000	USD	4,045,676	19,139
State Street Bank & Trust Co.	7/12/2016	IDR	2,129,527,500	USD	155,554	826
Bank of Montreal	7/12/2016	USD	347,667	IDR	4,761,989,500	(1,670)
State Street Bank & Trust Co.	7/12/2016	USD	85,512	IDR	1,170,661,000	(454)
The Bank of Nova Scotia	7/12/2016	USD	34,778	EGP	313,000	(1,035)
The Bank of Nova Scotia	7/12/2016	USD	520,399	EGP	4,694,000	(14,366)

Total net unrealized appreciation						$3,372,618

See Notes to Financial Statements.	82

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2016

Currency Abbreviations

AED	Arab Emirates Dirham
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee

KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Phillippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish New Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$124,634,471	$—	$28,956	$124,663,427
Preferred Stocks (d)	4,095,541	—	—	4,095,541
Rights	8,137	—	—	8,137
Short-Term Investments	2,403,639	—	—	2,403,639
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	4,273,009	—	4,273,009

TOTAL	$131,141,788	$4,273,009	$28,956	$135,443,753

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Futures Contracts	$(18,180)	$—	$—	$(18,180)
Forward Foreign Currency Exchange Contracts	$—	$(900,391)	$—	$(900,391)

TOTAL	$(18,180)	$(900,391)	$—	$(918,571)

(d)	See Schedule of investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

During the period ended May 31, 2016, the amount of transfers between Level 1 and Level 3 was $57,550 and between Level 3 and Level 1 was $399,271. Investments were transferred from Level 1 to Level 3 as a result of a halt in trading on a securities exchange. Investments were transferred from Level 3 to Level 1 as a result of the resumption of trading on a securities exchange.

Transfers between price levels are recognized at the beginning of the reporting period.

See Notes to Financial Statements.	83

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 98.5%
Australia — 0.3%
BHP Billiton PLC	893,345	$10,648,614

Austria — 0.3%
ANDRITZ AG	32,403	1,650,326
Erste Group Bank AG	118,166	3,162,015
OMV AG (a)	61,265	1,707,562
Raiffeisen Bank International AG*(a)	48,824	653,243
voestalpine AG	47,277	1,619,367

		8,792,513

Belgium — 2.2%
Ageas	85,187	3,445,829
Anheuser-Busch InBev NV	340,120	43,084,541
Colruyt SA	29,169	1,733,082
Delhaize Group (a)	44,097	4,623,326
Groupe Bruxelles Lambert SA	34,125	2,901,210
KBC Groep NV*	106,104	6,281,759
Proximus SA	63,198	2,053,253
Solvay SA	31,348	3,180,980
Telenet Group Holding NV*	21,971	1,046,040
UCB SA	53,476	3,864,509
Umicore SA	39,536	1,992,724

		74,207,253

Chile — 0.0%
Antofagasta PLC (c)	163,860	1,018,133

Denmark — 3.1%
A.P. Moeller — Maersk A/S, Class A	1,583	1,973,807
A.P. Moeller — Maersk A/S, Class B	2,872	3,699,182
Carlsberg A/S, Class B	45,246	4,365,741
Chr Hansen Holding A/S	41,828	2,651,207
Coloplast A/S, Class B	51,265	3,880,517
Danske Bank A/S	298,632	8,617,606
DSV A/S	81,422	3,713,789
Genmab A/S*	23,980	4,333,454
ISS A/S	70,680	2,849,531
Novo Nordisk A/S, Class B	785,165	43,670,523
Novozymes A/S, Class B (a)	98,693	4,694,956
Pandora A/S	49,142	7,303,630
TDC A/S	338,225	1,692,972
Tryg A/S	48,134	949,042
Vestas Wind Systems A/S	94,778	6,791,429
William Demant Holding A/S*(a)	50,870	1,072,998

		102,260,384

Finland — 1.5%
Elisa OYJ	59,030	2,248,862
Fortum OYJ (a)	187,877	2,817,862
Kone OYJ, Class B (a)	142,499	6,735,233
Metso OYJ	46,889	1,101,325
Neste OYJ (a)	53,328	1,797,260
Nokia OYJ*	2,440,308	13,956,099
Nokian Renkaat OYJ	47,602	1,680,550
Orion OYJ, Class B	42,440	1,522,865
Sampo OYJ, Class A (a)	189,085	8,430,099
Stora Enso OYJ, Class R (a)	228,694	1,960,576

	Number of Shares	Value
Finland (Continued)
UPM-Kymmene OYJ	225,755	$4,342,988
Wartsila OYJ Abp	62,571	2,593,317

		49,187,036

France — 15.1%
Accor SA	87,733	3,817,258
Aeroports de Paris	12,338	1,469,561
Air Liquide SA (a)	145,597	15,637,632
Airbus Group SE	249,137	15,528,789
Alstom SA*	63,850	1,603,425
Arkema SA (a)	28,350	2,326,015
Atos SE	37,220	3,439,732
AXA SA	821,058	20,627,854
BNP Paribas SA*	448,107	24,812,013
Bollore SA (a)	360,700	1,303,924
Bouygues SA	87,590	2,845,730
Bureau Veritas SA (a)	112,042	2,408,487
Capgemini SA (a)	69,187	6,597,229
Carrefour SA (a)	234,264	6,346,887
Casino Guichard-Perrachon SA	23,534	1,400,110
Christian Dior SE	23,060	3,760,117
Cie de Saint-Gobain	201,674	9,002,582
Cie Generale des Etablissements Michelin	77,354	7,861,403
CNP Assurances	71,312	1,210,009
Credit Agricole SA (a)	446,544	4,484,022
Danone SA	249,323	17,498,882
Dassault Systemes SA	54,294	4,322,932
Edenred (a)	86,393	1,600,476
Eiffage SA	24,300	1,792,570
Electricite de France (a)	105,582	1,406,765
Engie	618,033	9,520,525
Essilor International SA (a)	86,978	11,356,612
Eurazeo SA	17,437	1,135,163
Eutelsat Communications SA	73,843	1,472,325
Fonciere des Regions REIT	14,098	1,259,904
Gecina SA REIT	17,393	2,456,764
Groupe Eurotunnel SE	197,739	2,551,052
Hermes International	11,164	4,036,385
ICADE REIT (a)	15,674	1,132,003
Iliad SA	11,170	2,447,741
Imerys SA	14,928	1,052,547
Ingenico Group	23,218	2,828,754
JCDecaux SA	30,988	1,278,984
Kering	32,045	5,175,277
Klepierre REIT	93,075	4,257,325
Lagardere SCA	49,058	1,161,277
Legrand SA	112,906	6,210,232
L’Oreal SA	107,157	20,137,542
LVMH Moet Hennessy Louis Vuitton SE	117,941	18,903,157
Natixis SA	389,506	1,880,009
Numericable-SFR SA	45,620	1,417,948
Orange SA	840,302	14,599,354
Pernod Ricard SA	89,813	9,784,137
Peugeot SA*(a)	205,213	3,229,714
Publicis Groupe SA (a)	80,010	5,791,814

See Notes to Financial Statements.	84

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
France (Continued)
Remy Cointreau SA (a)	10,132	$841,440
Renault SA	81,304	7,629,600
Rexel SA	125,348	1,916,984
Safran SA (a)	132,294	9,273,357
Sanofi	497,045	40,753,089
Schneider Electric SE	236,111	15,265,933
SCOR SE	69,022	2,307,747
Societe BIC SA	11,959	1,596,068
Societe Generale SA	323,966	13,333,373
Sodexo SA	39,878	4,194,298
Suez	137,714	2,314,489
Technip SA	45,310	2,487,170
Thales SA	44,616	3,865,105
Total SA (a)	934,175	45,395,982
Unibail-Rodamco SE REIT	41,723	11,229,687
Valeo SA	33,611	5,072,914
Veolia Environnement SA	190,630	4,280,245
Vinci SA	211,880	15,934,142
Vivendi SA	491,982	9,760,157
Wendel SA	11,943	1,378,662
Zodiac Aerospace	84,063	1,963,241

		498,974,632

Germany — 12.9%
adidas AG	79,644	10,204,066
Allianz SE	193,298	31,551,044
Axel Springer SE	18,536	1,054,297
BASF SE	388,490	30,011,194
Bayer AG	349,775	33,325,063
Bayerische Motoren Werke AG	140,045	11,825,198
Beiersdorf AG	42,636	3,874,793
Brenntag AG	65,350	3,498,140
Commerzbank AG	450,255	3,857,496
Continental AG	46,529	9,981,298
Covestro AG, 144A	30,000	1,272,086
Daimler AG	407,260	27,817,984
Deutsche Bank AG*(b)	583,393	10,421,441
Deutsche Boerse AG	81,634	7,152,830
Deutsche Lufthansa AG	96,783	1,356,293
Deutsche Post AG	410,368	11,969,599
Deutsche Telekom AG	1,363,936	24,083,920
Deutsche Wohnen AG	142,717	4,583,567
E.ON SE*	846,365	8,319,946
Evonik Industries AG	58,025	1,710,871
Fraport AG Frankfurt Airport Services Worldwide	17,247	987,314
Fresenius Medical Care AG & Co. KGaA	92,633	8,039,270
Fresenius SE & Co. KGaA	173,124	13,065,781
GEA Group AG	77,349	3,585,769
Hannover Rueck SE	25,505	2,876,109
HeidelbergCement AG	59,613	5,099,964
Henkel AG & Co. KGaA	43,955	4,609,416
HOCHTIEF AG	8,800	1,113,267
Hugo Boss AG	27,800	1,708,347
Infineon Technologies AG	478,374	7,174,865
K+S AG (a)	79,499	1,961,912
LANXESS AG	38,019	1,816,431
Linde AG	78,560	11,756,554

	Number of Shares	Value
Germany (Continued)
MAN SE	14,634	$1,550,902
Merck KGaA	54,666	5,471,101
Metro AG	75,399	2,477,338
Muenchener Rueckversicherungs-Gesellschaft AG	70,571	13,258,171
OSRAM Licht AG	36,966	1,967,248
ProSiebenSat.1 Media SE*	92,545	4,652,684
RWE AG*	206,996	2,709,631
SAP SE	415,698	33,745,745
Siemens AG	328,729	35,401,753
Symrise AG	52,162	3,272,748
Telefonica Deutschland Holding AG	309,077	1,382,105
thyssenkrupp AG	155,594	3,425,194
TUI AG	210,964	3,229,664
United Internet AG	52,026	2,453,805
Volkswagen AG*(a)	14,681	2,266,444
Vonovia SE	197,105	6,755,774
Zalando SE, 144A*(a)	35,895	1,052,176

		426,738,608

Ireland — 1.1%
AerCap Holdings NV*	37,089	1,449,809
Bank of Ireland	11,635,416	3,547,225
CRH PLC	348,156	10,550,123
DCC PLC	37,500	3,416,300
Experian PLC	405,965	7,679,020
Kerry Group PLC, Class A	66,955	6,041,714
Paddy Power Betfair PLC	33,574	4,531,272

		37,215,463

Italy — 3.0%
Assicurazioni Generali SpA	493,885	7,160,222
Atlantia SpA	174,642	4,710,181
Enel SpA (a)	3,225,158	14,619,357
Eni SpA	1,076,009	16,437,763
EXOR SpA (a)	46,033	1,746,033
Ferrari NV*	52,349	2,219,165
Intesa Sanpaolo SpA	5,366,512	13,781,109
Intesa Sanpaolo SpA-RSP (a)	387,730	940,464
Leonardo-Finmeccanica SpA*	168,134	1,990,460
Luxottica Group SpA (a)	71,602	3,879,013
Mediobanca SpA	234,277	1,816,848
Poste Italiane SpA, 144A*	221,000	1,691,753
Prysmian SpA	80,970	1,981,097
Saipem SpA*	2,531,249	1,036,146
Snam SpA	1,036,468	5,933,317
Telecom Italia SpA*	4,760,893	4,507,900
Telecom Italia SpA-RSP	2,502,052	1,930,630
Terna Rete Elettrica Nazionale SpA (a)	637,627	3,535,908
UniCredit SpA	2,145,352	6,865,050
Unione di Banche Italiane SpA (a)	374,956	1,393,423
UnipolSai SpA (a)	462,294	924,321

		99,100,160

Jersey Island — 0.1%
Randgold Resources Ltd.	39,542	3,321,702

See Notes to Financial Statements.	85

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Jordan — 0.1%
Hikma Pharmaceuticals PLC	60,800	$2,023,614

Luxembourg — 0.4%
ArcelorMittal*	778,024	3,826,234
Millicom International Cellular SA SDR	27,502	1,602,375
RTL Group SA	16,111	1,445,000
SES SA FDR	138,067	3,092,359
Tenaris SA	199,734	2,646,793

		12,612,761

Mexico — 0.0%
Fresnillo PLC (c)	91,846	1,342,226

Netherlands — 6.1%
ABN AMRO Group NV, 144A	99,400	2,024,475
Aegon NV	771,915	3,967,964
Akzo Nobel NV	104,734	7,108,432
Altice NV, Class A*(a)	156,307	2,693,929
Altice NV, Class B*	45,501	786,735
ASML Holding NV	155,794	15,496,889
Gemalto NV (a)	33,883	2,070,846
Heineken Holding NV	42,640	3,498,457
Heineken NV	97,453	9,050,694
ING Groep NV	1,636,808	20,388,163
Koninklijke Ahold NV	352,916	7,818,058
Koninklijke Boskalis Westminster NV	36,692	1,328,858
Koninklijke DSM NV	76,738	4,567,088
Koninklijke KPN NV (a)	1,444,955	5,734,739
Koninklijke Philips NV (a)	394,894	10,641,698
Koninklijke Vopak NV	29,261	1,524,648
NN Group NV	134,030	4,476,068
NXP Semiconductors NV*	62,273	5,884,176
OCI NV*(a)	40,107	576,999
QIAGEN NV*	91,848	1,969,281
Randstad Holding NV	53,094	2,867,782
Royal Dutch Shell PLC, Class A	1,780,560	42,744,890
Royal Dutch Shell PLC, Class B	1,584,233	38,100,615
Wolters Kluwer NV	127,694	5,089,943

		200,411,427

Norway — 1.0%
DNB ASA	413,361	5,301,907
Gjensidige Forsikring ASA	83,156	1,434,375
Marine Harvest ASA*	161,900	2,703,623
Norsk Hydro ASA	558,341	2,225,862
Orkla ASA	344,783	3,119,929
Schibsted ASA, Class A	31,489	978,668
Schibsted ASA, Class B	37,074	1,099,067
Statoil ASA	472,047	7,527,382
Telenor ASA (a)	317,537	5,291,271
Yara International ASA (a)	75,629	2,727,511

		32,409,595

Portugal — 0.2%
EDP — Energias de Portugal SA	979,519	3,264,119
Galp Energia SGPS SA	195,710	2,565,161
Jeronimo Martins SGPS SA	104,785	1,697,527

		7,526,807

	Number of Shares	Value
South Africa — 0.2%
Investec PLC	261,151	$1,773,182
Mediclinic International PLC	153,014	1,920,321
Mondi PLC	155,333	3,028,188

		6,721,691

Spain — 4.8%
Abertis Infraestructuras SA	219,426	3,359,408
ACS Actividades de Construccion y Servicios SA	81,283	2,681,518
Aena SA, 144A*	28,551	3,854,938
Amadeus IT Holding SA, Class A	185,610	8,598,371
Banco Bilbao Vizcaya Argentaria SA	2,751,463	18,249,000
Banco de Sabadell SA (a)	2,249,894	3,845,117
Banco Popular Espanol SA (a)	719,126	1,184,194
Banco Santander SA	6,105,371	29,149,213
Bankia SA (a)	1,914,692	1,663,820
Bankinter SA	280,043	2,130,017
CaixaBank SA	1,126,116	3,078,538
Distribuidora Internacional de Alimentacion SA*	263,282	1,574,548
Enagas SA	95,929	2,875,436
Endesa SA	134,347	2,762,398
Ferrovial SA	201,308	4,262,418
Gas Natural SDG SA	148,142	2,932,314
Grifols SA (a)	126,169	2,858,863
Iberdrola SA	2,299,955	15,599,855
Industria de Diseno Textil SA	461,389	15,585,663
Mapfre SA	447,973	1,135,434
Red Electrica Corp. SA	45,773	4,076,362
Repsol SA	455,225	5,862,777
Telefonica SA	1,893,929	19,789,362
Zardoya Otis SA (a)	75,408	781,969

		157,891,533

Sweden — 4.3%
Alfa Laval AB	121,920	1,843,120
Assa Abloy AB, Class B	423,943	8,812,928
Atlas Copco AB, Class A	284,032	7,338,008
Atlas Copco AB, Class B	165,052	3,935,675
Boliden AB	113,530	2,008,911
Electrolux AB, Series B	101,760	2,730,240
Getinge AB, Class B	83,327	1,778,154
Hennes & Mauritz AB, Class B	401,585	12,324,835
Hexagon AB, Class B	109,313	4,244,694
Husqvarna AB, Class B	173,082	1,373,642
ICA Gruppen AB (a)	33,439	1,177,391
Industrivarden AB, Class C	68,183	1,152,548
Investor AB, Class B	192,657	6,702,639
Kinnevik AB*	97,602	209,448
Kinnevik AB, Class B (a)	97,602	2,375,300
Lundin Petroleum AB*	90,523	1,623,507
Nordea Bank AB	1,284,759	12,468,155
Sandvik AB (a)	450,984	4,409,088
Securitas AB, Class B	130,101	2,051,021
Skandinaviska Enskilda Banken AB, Class A	642,499	6,158,211
Skanska AB, Class B	157,480	3,458,713
SKF AB, Class B	168,385	2,963,419

See Notes to Financial Statements.	86

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Sweden (Continued)
Svenska Cellulosa AB SCA, Class B	256,251	$8,202,391
Svenska Handelsbanken AB, Class A	633,372	8,109,494
Swedbank AB, Class A	383,045	8,431,137
Swedish Match AB	83,114	2,835,781
Tele2 AB, Class B (a)	132,637	1,163,964
Telefonaktiebolaget LM Ericsson, Class B	1,287,226	9,922,690
Telia Co. AB	1,098,900	5,149,766
Volvo AB, Class B	652,133	7,259,083

		142,213,953

Switzerland — 14.5%
ABB Ltd.*	832,209	17,313,966
Actelion Ltd.*	43,446	7,128,816
Adecco Group AG	70,108	4,249,504
Aryzta AG*	36,394	1,448,437
Baloise Holding AG	21,149	2,612,774
Barry Callebaut AG	942	1,113,531
Chocoladefabriken Lindt & Spruengli AG	44	3,253,521
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	422	2,600,352
Cie Financiere Richemont SA	220,791	13,005,345
Coca-Cola HBC AG CDI*(a)	83,116	1,616,720
Credit Suisse Group AG*	786,519	10,777,051
Dufry AG*	16,696	2,242,370
EMS-Chemie Holding AG	3,403	1,686,950
Galenica AG	1,650	2,179,527
Geberit AG	15,988	6,112,113
Givaudan SA	3,906	7,485,845
Glencore PLC*	5,175,274	9,826,754
Julius Baer Group Ltd.*	94,665	4,212,307
Kuehne + Nagel International AG	22,841	3,212,446
Lafarge Holcim Ltd.*	192,529	8,657,994
Lonza Group AG*	22,384	3,864,280
Nestle SA	1,348,601	99,584,822
Novartis AG	962,447	76,395,441
Pargesa Holding SA	14,697	970,682
Partners Group Holding AG	7,341	3,094,446
Roche Holding AG	297,164	77,998,076
Schindler Holding AG	8,519	1,570,101
Schindler Holding AG Participation Certificates	18,711	3,465,488
SGS SA	2,316	4,941,887
Sika AG	923	3,992,857
Sonova Holding AG	22,545	3,009,780
STMicroelectronics NV	264,903	1,584,832
Swatch Group AG — Bearer	13,045	3,845,257
Swatch Group AG — Registered	20,702	1,200,674
Swiss Life Holding AG*	13,570	3,518,098
Swiss Prime Site AG*	29,461	2,525,229
Swiss Re AG	146,007	13,117,128
Swisscom AG	10,956	5,220,082
Syngenta AG	39,314	15,444,786
UBS Group AG	1,546,942	23,904,456
Wolseley PLC	107,964	6,334,543
Zurich Insurance Group AG*	63,621	15,393,210

		481,712,478

	Number of Shares	Value
United Kingdom — 26.7%
3i Group PLC	411,398	$3,345,692
Aberdeen Asset Management PLC (a)	384,188	1,553,022
Admiral Group PLC	89,328	2,546,166
Aggreko PLC (a)	106,446	1,732,885
Anglo American PLC	592,952	5,153,677
ARM Holdings PLC	595,722	8,515,984
Ashtead Group PLC	212,900	3,009,536
Associated British Foods PLC	150,685	6,425,129
AstraZeneca PLC	534,734	31,196,173
Auto Trader Group PLC, 144A	423,416	2,410,093
Aviva PLC	1,712,506	11,156,439
Babcock International Group PLC	104,744	1,573,193
BAE Systems PLC	1,339,421	9,381,612
Barclays PLC	7,108,871	18,780,170
Barratt Developments PLC	423,938	3,634,947
Berkeley Group Holdings PLC	54,912	2,604,669
BP PLC	7,818,991	40,457,310
British American Tobacco PLC	788,513	47,943,016
British Land Co. PLC REIT	413,585	4,432,723
BT Group PLC	3,581,595	22,969,849
Bunzl PLC	141,777	4,197,210
Burberry Group PLC	188,226	2,927,912
Capita PLC	281,095	4,331,804
Centrica PLC	2,294,848	6,773,797
CNH Industrial NV	429,950	3,032,938
Cobham PLC (a)	473,240	1,117,231
Compass Group PLC	695,450	12,963,388
Croda International PLC	55,514	2,363,872
Diageo PLC	1,064,396	28,835,999
Direct Line Insurance Group PLC	581,586	3,161,306
Dixons Carphone PLC	413,980	2,638,190
easyJet PLC	65,997	1,465,347
Fiat Chrysler Automobiles NV	380,439	2,715,426
G4S PLC	645,850	1,748,296
GKN PLC	724,965	2,886,462
GlaxoSmithKline PLC	2,059,907	43,111,141
Hammerson PLC REIT	331,793	2,782,402
Hargreaves Lansdown PLC	108,370	2,117,362
HSBC Holdings PLC	8,326,756	53,673,350
ICAP PLC	230,715	1,443,556
IMI PLC	113,302	1,649,217
Imperial Brands PLC	405,507	22,088,984
Inmarsat PLC	186,706	1,945,643
InterContinental Hotels Group PLC	81,530	3,142,218
International Consolidated Airlines Group SA	342,263	2,675,239
Intertek Group PLC	68,262	3,101,470
Intu Properties PLC REIT	391,219	1,698,168
ITV PLC	1,588,780	4,942,789
J Sainsbury PLC (a)	559,212	2,174,677
Johnson Matthey PLC	81,860	3,419,330
Kingfisher PLC	964,753	5,130,892
Land Securities Group PLC REIT	334,427	5,647,730
Legal & General Group PLC	2,516,200	8,724,557
Lloyds Banking Group PLC	27,170,116	28,341,228
London Stock Exchange Group PLC	132,618	5,253,320
Marks & Spencer Group PLC	686,135	3,773,325

See Notes to Financial Statements.	87

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
United Kingdom (Continued)
Meggitt PLC	321,889	$1,808,889
Merlin Entertainments PLC, 144A	295,201	1,806,847
National Grid PLC	1,584,332	23,107,328
Next PLC	60,262	4,748,063
Old Mutual PLC	2,084,673	5,377,444
Pearson PLC	347,522	4,220,456
Persimmon PLC	130,096	3,960,689
Petrofac Ltd. (a)	108,234	1,219,600
Provident Financial PLC	62,259	2,625,836
Prudential PLC	1,088,118	21,748,491
Reckitt Benckiser Group PLC	268,943	26,779,780
RELX NV	420,789	7,296,716
RELX PLC	468,314	8,478,543
Rexam PLC (a)	298,373	2,716,057
Rio Tinto PLC	523,068	14,716,117
Rolls-Royce Holdings PLC*	777,714	6,972,437
Rolls-Royce Holdings PLC, Class C*	75,008,575	108,639
Rolls-Royce Holdings PLC — Entitlement*	56,376,414	81,653
Royal Bank of Scotland Group PLC*	1,475,135	5,266,508
Royal Mail PLC	380,674	2,982,803
RSA Insurance Group PLC	430,191	3,053,033
SABMiller PLC	411,359	25,586,311
Sage Group PLC	456,517	4,053,139
Schroders PLC	57,361	2,251,438
Segro PLC REIT	310,700	1,970,563
Severn Trent PLC	99,486	3,302,559
Sky PLC	436,716	6,094,315
Smith & Nephew PLC	378,766	6,429,433
Smiths Group PLC	167,117	2,715,736
SSE PLC	425,601	9,443,554
St James’s Place PLC	221,923	2,981,194
Standard Chartered PLC	1,386,571	10,629,628
Standard Life PLC	833,251	4,092,396
Tate & Lyle PLC	194,256	1,768,291
Taylor Wimpey PLC	1,378,575	4,101,143
Tesco PLC*	3,443,433	8,234,036
Travis Perkins PLC	105,700	2,943,936
Unilever NV	689,016	30,945,003
Unilever PLC	542,866	24,735,769
United Utilities Group PLC	288,419	4,052,002
Vodafone Group PLC	11,232,475	37,556,006
Weir Group PLC	88,921	1,544,179
Whitbread PLC	77,182	4,708,455
William Hill PLC	367,496	1,655,872
Wm Morrison Supermarkets PLC (a)	938,318	2,693,567

	Number of Shares	Value
United Kingdom (Continued)
Worldpay Group PLC, 144A*	592,160	$2,376,565
WPP PLC	547,641	12,627,375

		885,386,455

United States(d) — 0.6%
Carnival PLC	80,174	3,958,536
Shire PLC	250,647	15,464,866

		19,423,402

TOTAL COMMON STOCKS (Cost $3,571,956,185)		3,261,140,440

PREFERRED STOCKS — 0.9%
Germany — 0.9%
Bayerische Motoren Werke AG	22,653	1,666,032
FUCHS PETROLUB SE	28,910	1,176,813
Henkel AG & Co. KGaA	75,358	8,782,935
Porsche Automobil Holding SE*	64,768	3,566,434
Schaeffler AG	70,300	1,134,174
Volkswagen AG*	78,498	11,734,174

		28,060,562

TOTAL PREFERRED STOCKS (Cost $33,345,795)		28,060,562

RIGHTS — 0.0%
Spain — 0.0%
Abertis Infraestructuras SA*, expires 06/30/16	214,970	164,799
Banco Popular Espanol SA*, expires 06/30/16	719,126	179,229
Ferrovial SA*, expires 07/30/16	197,550	70,557

		414,585

TOTAL RIGHTS (Cost $68,267)		414,585

SECURITIES LENDING COLLATERAL — 5.8%
Daily Assets Fund “Capital Shares”, 0.48% (e)(f) (Cost $193,320,226)	193,320,226	193,320,226

TOTAL INVESTMENTS — 105.2% (Cost $3,798,690,473)†		$3,482,935,813
Other assets and liabilities, net — (5.2%)		(172,688,226)

NET ASSETS — 100.0%		$3,310,247,587

*	Non-income producing security.
†	The cost for federal income tax purposes was $3,852,135,567. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $369,199,754. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,948,695 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $456,148,449.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $169,842,726, which is 5.1% of net assets.
(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Listed on London Stock Exchange.
(d)	Securities are domiciled in United States and trade on a non-US securities exchange.
(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

See Notes to Financial Statements.	88

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

CDI:	Chess Depositary Interest
FDR:	Fiduciary Depositary Receipt
REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
SDR:	Swedish Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	CHF	84,109,940	USD	87,858,419	$3,240,774
Canadian Imperial Bank of Commerce	6/2/2016	CHF	54,743,500	USD	57,182,924	2,108,980
JP Morgan & Chase Co.	6/2/2016	CHF	80,202,991	USD	83,772,539	3,085,425
RBC Capital Markets	6/2/2016	CHF	88,501,200	USD	92,443,548	3,408,135
State Street Bank & Trust Co.	6/2/2016	CHF	80,402,814	USD	83,988,010	3,099,867
The Bank of New York Mellon	6/2/2016	CHF	532,200	USD	548,792	13,379
The Bank of New York Mellon	6/2/2016	CHF	790,400	USD	799,018	3,847
The Bank of New York Mellon	6/2/2016	CHF	612,100	USD	631,578	15,783
The Bank of New York Mellon	6/2/2016	CHF	5,637,500	USD	5,888,651	217,122
The Bank of Nova Scotia	6/2/2016	CHF	15,004,000	USD	15,671,611	577,043
The Bank of Nova Scotia	6/2/2016	CHF	57,468,994	USD	60,029,242	2,213,352
The Bank of Nova Scotia	6/2/2016	CHF	5,423,000	USD	5,653,316	197,582
Bank of Montreal	6/2/2016	DKK	93,705,800	USD	14,431,597	413,645
Canadian Imperial Bank of Commerce	6/2/2016	DKK	76,295,200	USD	11,750,504	337,097
JP Morgan & Chase Co.	6/2/2016	DKK	125,748,387	USD	19,365,867	554,494
RBC Capital Markets	6/2/2016	DKK	44,368,000	USD	6,833,100	195,854
State Street Bank & Trust Co.	6/2/2016	DKK	96,074,856	USD	14,796,924	424,572
The Bank of New York Mellon	6/2/2016	DKK	42,178,200	USD	6,495,850	186,188
The Bank of New York Mellon	6/2/2016	DKK	837,700	USD	128,161	2,845
The Bank of New York Mellon	6/2/2016	DKK	971,700	USD	148,715	3,353
The Bank of New York Mellon	6/2/2016	DKK	1,168,500	USD	175,809	1,007
The Bank of New York Mellon	6/2/2016	DKK	861,000	USD	129,773	971
The Bank of New York Mellon	6/2/2016	DKK	849,000	USD	128,811	1,805
The Bank of Nova Scotia	6/2/2016	DKK	7,898,000	USD	1,216,327	34,823
The Bank of Nova Scotia	6/2/2016	DKK	196,164,500	USD	30,211,690	866,394
The Bank of Nova Scotia	6/2/2016	DKK	8,467,000	USD	1,301,976	35,353
Bank of Montreal	6/2/2016	EUR	247,485,013	USD	283,694,545	8,331,809
Canadian Imperial Bank of Commerce	6/2/2016	EUR	164,772,270	USD	188,879,277	5,546,385
JP Morgan & Chase Co.	6/2/2016	EUR	241,448,685	USD	276,767,074	8,120,623
RBC Capital Markets	6/2/2016	EUR	273,218,191	USD	313,192,744	9,198,140
State Street Bank & Trust Co.	6/2/2016	EUR	248,328,392	USD	284,663,802	8,362,685
The Bank of New York Mellon	6/2/2016	EUR	18,618,879	USD	21,342,932	626,747
The Bank of Nova Scotia	6/2/2016	EUR	17,582,000	USD	20,123,742	561,233
The Bank of Nova Scotia	6/2/2016	EUR	206,835,500	USD	237,098,636	6,964,340
The Bank of Nova Scotia	6/2/2016	EUR	165,721	USD	184,489	100
The Bank of Nova Scotia	6/2/2016	EUR	36,955,000	USD	42,359,854	1,242,091
Bank of Montreal	6/2/2016	GBP	121,557,508	USD	178,078,710	2,020,678
Canadian Imperial Bank of Commerce	6/2/2016	GBP	149,234,300	USD	218,593,926	2,450,162
JP Morgan & Chase Co.	6/2/2016	GBP	110,206,150	USD	161,447,051	1,829,777
RBC Capital Markets	6/2/2016	GBP	137,566,721	USD	201,532,219	2,287,215
State Street Bank & Trust Co.	6/2/2016	GBP	126,417,325	USD	185,199,991	2,103,233
The Bank of New York Mellon	6/2/2016	GBP	2,763,300	USD	4,019,737	17,506
The Bank of New York Mellon	6/2/2016	GBP	349,400	USD	505,878	(176)
The Bank of New York Mellon	6/2/2016	GBP	502,200	USD	725,752	(1,610)
The Bank of New York Mellon	6/2/2016	GBP	76,200	USD	111,695	1,330
The Bank of New York Mellon	6/2/2016	GBP	3,432,382	USD	5,028,399	57,102
The Bank of Nova Scotia	6/2/2016	GBP	17,371,000	USD	25,446,865	287,546
The Bank of Nova Scotia	6/2/2016	GBP	3,565,000	USD	5,213,064	49,690

See Notes to Financial Statements.	89

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of Nova Scotia	6/2/2016	GBP	46,370,483	USD	67,931,598	$770,827
Bank of Montreal	6/2/2016	NOK	40,578,200	USD	5,038,517	187,914
Canadian Imperial Bank of Commerce	6/2/2016	NOK	41,110,300	USD	5,106,362	192,154
JP Morgan & Chase Co.	6/2/2016	NOK	46,249,592	USD	5,742,731	214,186
RBC Capital Markets	6/2/2016	NOK	18,217,500	USD	2,262,009	84,341
State Street Bank & Trust Co.	6/2/2016	NOK	47,044,000	USD	5,841,396	217,890
The Bank of New York Mellon	6/2/2016	NOK	6,841,600	USD	849,507	31,682
The Bank of New York Mellon	6/2/2016	NOK	259,800	USD	31,045	(11)
The Bank of New York Mellon	6/2/2016	NOK	16,300	USD	2,003	54
The Bank of New York Mellon	6/2/2016	NOK	223,200	USD	27,162	481
The Bank of Nova Scotia	6/2/2016	NOK	9,163,000	USD	1,137,688	42,370
The Bank of Nova Scotia	6/2/2016	NOK	3,200,000	USD	396,269	13,750
The Bank of Nova Scotia	6/2/2016	NOK	51,273,000	USD	6,366,430	237,402
Bank of Montreal	6/2/2016	SEK	230,891,200	USD	28,808,644	1,128,329
Canadian Imperial Bank of Commerce	6/2/2016	SEK	220,111,500	USD	27,472,814	1,084,819
JP Morgan & Chase Co.	6/2/2016	SEK	215,910,891	USD	26,939,495	1,055,089
RBC Capital Markets	6/2/2016	SEK	247,489,200	USD	30,880,912	1,210,750
State Street Bank & Trust Co.	6/2/2016	SEK	241,264,445	USD	30,104,845	1,180,937
The Bank of New York Mellon	6/2/2016	SEK	2,271,250	USD	283,403	11,114
The Bank of Nova Scotia	6/2/2016	SEK	13,929,000	USD	1,737,899	68,025
The Bank of Nova Scotia	6/2/2016	SEK	11,165,000	USD	1,390,342	51,829
The Bank of Nova Scotia	6/2/2016	SEK	10,429,550	USD	1,248,562	(1,781)
The Bank of Nova Scotia	6/2/2016	SEK	82,826,000	USD	10,334,583	405,015
Bank of Montreal	6/2/2016	USD	1,685,975	CHF	1,670,000	(5,894)
Bank of Montreal	6/2/2016	USD	81,650,010	CHF	81,176,440	16,429
Bank of Montreal	6/2/2016	USD	1,318,858	CHF	1,263,500	(47,731)
Bank of Montreal	6/2/2016	USD	385,138	DKK	2,557,000	(2,622)
Bank of Montreal	6/2/2016	USD	295,451	DKK	1,918,500	(8,452)
Bank of Montreal	6/2/2016	USD	13,354,331	DKK	89,230,300	(5,893)
Bank of Montreal	6/2/2016	USD	4,495,644	EUR	3,922,500	(131,298)
Bank of Montreal	6/2/2016	USD	265,553,556	EUR	238,539,013	(144,534)
Bank of Montreal	6/2/2016	USD	5,626,541	EUR	5,023,500	(37,173)
Bank of Montreal	6/2/2016	USD	170,417,229	GBP	117,085,008	(836,950)
Bank of Montreal	6/2/2016	USD	3,670,952	GBP	2,515,000	(28,347)
Bank of Montreal	6/2/2016	USD	2,860,559	GBP	1,957,500	(25,411)
Bank of Montreal	6/2/2016	USD	4,656,882	NOK	38,946,200	(1,364)
Bank of Montreal	6/2/2016	USD	88,734	NOK	714,500	(3,325)
Bank of Montreal	6/2/2016	USD	109,721	NOK	917,500	(46)
Bank of Montreal	6/2/2016	USD	26,704,241	SEK	223,067,200	38,097
Bank of Montreal	6/2/2016	USD	425,857	SEK	3,416,000	(16,331)
Bank of Montreal	6/2/2016	USD	527,537	SEK	4,408,000	915
Canadian Imperial Bank of Commerce	6/2/2016	USD	2,396,558	CHF	2,336,500	(45,954)
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,318,907	CHF	1,263,500	(47,781)
Canadian Imperial Bank of Commerce	6/2/2016	USD	51,441,863	CHF	51,143,500	10,350
Canadian Imperial Bank of Commerce	6/2/2016	USD	10,596,505	DKK	70,803,200	(4,676)
Canadian Imperial Bank of Commerce	6/2/2016	USD	295,480	DKK	1,918,500	(8,481)
Canadian Imperial Bank of Commerce	6/2/2016	USD	546,513	DKK	3,573,500	(11,934)
Canadian Imperial Bank of Commerce	6/2/2016	USD	8,143,736	EUR	7,157,000	(180,542)
Canadian Imperial Bank of Commerce	6/2/2016	USD	171,098,477	EUR	153,692,770	(93,124)
Canadian Imperial Bank of Commerce	6/2/2016	USD	4,495,832	EUR	3,922,500	(131,486)
Canadian Imperial Bank of Commerce	6/2/2016	USD	2,860,700	GBP	1,957,500	(25,552)
Canadian Imperial Bank of Commerce	6/2/2016	USD	209,170,342	GBP	143,710,300	(1,027,273)
Canadian Imperial Bank of Commerce	6/2/2016	USD	5,151,952	GBP	3,566,500	13,595
Canadian Imperial Bank of Commerce	6/2/2016	USD	4,675,846	NOK	39,104,800	(1,369)
Canadian Imperial Bank of Commerce	6/2/2016	USD	88,737	NOK	714,500	(3,328)
Canadian Imperial Bank of Commerce	6/2/2016	USD	157,300	NOK	1,291,000	(2,977)
Canadian Imperial Bank of Commerce	6/2/2016	USD	425,877	SEK	3,416,000	(16,351)

See Notes to Financial Statements.	90

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/2/2016	USD	25,200,072	SEK	210,502,500	$35,951
Canadian Imperial Bank of Commerce	6/2/2016	USD	759,573	SEK	6,193,000	(17,128)
JP Morgan & Chase Co.	6/2/2016	USD	80,670,882	CHF	80,202,991	16,232
JP Morgan & Chase Co.	6/2/2016	USD	18,819,678	DKK	125,748,387	(8,305)
JP Morgan & Chase Co.	6/2/2016	USD	268,792,748	EUR	241,448,685	(146,297)
JP Morgan & Chase Co.	6/2/2016	USD	160,405,052	GBP	110,206,150	(787,778)
JP Morgan & Chase Co.	6/2/2016	USD	5,530,164	NOK	46,249,592	(1,620)
JP Morgan & Chase Co.	6/2/2016	USD	25,847,531	SEK	215,910,891	36,875
RBC Capital Markets	6/2/2016	USD	82,713,438	CHF	82,233,700	16,643
RBC Capital Markets	6/2/2016	USD	920,795	CHF	894,000	(21,399)
RBC Capital Markets	6/2/2016	USD	3,065,756	CHF	3,037,000	(10,424)
RBC Capital Markets	6/2/2016	USD	2,396,334	CHF	2,336,500	(45,730)
RBC Capital Markets	6/2/2016	USD	546,496	DKK	3,573,500	(11,918)
RBC Capital Markets	6/2/2016	USD	210,425	DKK	1,371,500	(5,255)
RBC Capital Markets	6/2/2016	USD	5,204,550	DKK	34,775,500	(2,297)
RBC Capital Markets	6/2/2016	USD	701,261	DKK	4,647,500	(6,016)
RBC Capital Markets	6/2/2016	USD	282,919,898	EUR	254,138,691	(153,986)
RBC Capital Markets	6/2/2016	USD	8,143,056	EUR	7,157,000	(179,862)
RBC Capital Markets	6/2/2016	USD	10,266,953	EUR	9,150,500	(85,703)
RBC Capital Markets	6/2/2016	USD	3,163,570	EUR	2,772,000	(79,321)
RBC Capital Markets	6/2/2016	USD	2,012,098	GBP	1,394,500	7,629
RBC Capital Markets	6/2/2016	USD	6,665,002	GBP	4,599,500	(3,308)
RBC Capital Markets	6/2/2016	USD	186,313,054	GBP	128,006,221	(915,017)
RBC Capital Markets	6/2/2016	USD	5,151,535	GBP	3,566,500	14,012
RBC Capital Markets	6/2/2016	USD	61,855	NOK	507,500	(1,190)
RBC Capital Markets	6/2/2016	USD	200,884	NOK	1,672,000	(1,018)
RBC Capital Markets	6/2/2016	USD	157,290	NOK	1,291,000	(2,968)
RBC Capital Markets	6/2/2016	USD	1,763,331	NOK	14,747,000	(516)
RBC Capital Markets	6/2/2016	USD	759,532	SEK	6,193,000	(17,086)
RBC Capital Markets	6/2/2016	USD	968,586	SEK	8,055,000	(2,915)
RBC Capital Markets	6/2/2016	USD	293,818	SEK	2,391,000	(7,173)
RBC Capital Markets	6/2/2016	USD	27,635,974	SEK	230,850,200	39,426
State Street Bank & Trust Co.	6/2/2016	USD	3,065,828	CHF	3,037,000	(10,496)
State Street Bank & Trust Co.	6/2/2016	USD	76,917,938	CHF	76,471,814	15,476
State Street Bank & Trust Co.	6/2/2016	USD	920,808	CHF	894,000	(21,412)
State Street Bank & Trust Co.	6/2/2016	USD	701,247	DKK	4,647,500	(6,002)
State Street Bank & Trust Co.	6/2/2016	USD	13,477,885	DKK	90,055,856	(5,948)
State Street Bank & Trust Co.	6/2/2016	USD	210,413	DKK	1,371,500	(5,243)
State Street Bank & Trust Co.	6/2/2016	USD	8,000,000	EUR	6,934,548	(284,316)
State Street Bank & Trust Co.	6/2/2016	USD	3,163,631	EUR	2,772,000	(79,382)
State Street Bank & Trust Co.	6/2/2016	USD	255,458,973	EUR	229,471,343	(139,040)
State Street Bank & Trust Co.	6/2/2016	USD	10,267,172	EUR	9,150,500	(85,922)
State Street Bank & Trust Co.	6/2/2016	USD	2,012,145	GBP	1,394,500	7,582
State Street Bank & Trust Co.	6/2/2016	USD	175,276,150	GBP	120,423,325	(860,813)
State Street Bank & Trust Co.	6/2/2016	USD	6,665,154	GBP	4,599,500	(3,460)
State Street Bank & Trust Co.	6/2/2016	USD	5,364,546	NOK	44,864,500	(1,571)
State Street Bank & Trust Co.	6/2/2016	USD	61,854	NOK	507,500	(1,189)
State Street Bank & Trust Co.	6/2/2016	USD	200,885	NOK	1,672,000	(1,019)
State Street Bank & Trust Co.	6/2/2016	USD	293,814	SEK	2,391,000	(7,170)
State Street Bank & Trust Co.	6/2/2016	USD	27,632,173	SEK	230,818,445	39,421
State Street Bank & Trust Co.	6/2/2016	USD	968,586	SEK	8,055,000	(2,915)
The Bank of New York Mellon	6/2/2016	USD	3,108,429	CHF	3,090,400	625
The Bank of New York Mellon	6/2/2016	USD	575,512	CHF	570,000	(2,072)
The Bank of New York Mellon	6/2/2016	USD	4,107,200	CHF	3,911,800	(171,788)
The Bank of New York Mellon	6/2/2016	USD	6,428,945	DKK	42,956,600	(2,837)
The Bank of New York Mellon	6/2/2016	USD	605,379	DKK	3,909,500	(20,536)
The Bank of New York Mellon	6/2/2016	USD	1,121,208	EUR	1,000,000	(8,564)

See Notes to Financial Statements.	91

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	6/2/2016	USD	14,405,410	EUR	12,499,000	$(498,472)
The Bank of New York Mellon	6/2/2016	USD	1,677,840	EUR	1,500,000	(8,874)
The Bank of New York Mellon	6/2/2016	USD	566,904	EUR	500,000	(10,581)
The Bank of New York Mellon	6/2/2016	USD	3,419,094	EUR	3,000,000	(81,162)
The Bank of New York Mellon	6/2/2016	USD	328,957	EUR	285,600	(11,186)
The Bank of New York Mellon	6/2/2016	USD	146,184	GBP	100,000	(1,349)
The Bank of New York Mellon	6/2/2016	USD	9,423,759	GBP	6,500,000	(9,472)
The Bank of New York Mellon	6/2/2016	USD	431,239	GBP	296,282	(2,118)
The Bank of New York Mellon	6/2/2016	USD	333,147	GBP	227,200	(4,081)
The Bank of New York Mellon	6/2/2016	USD	444,143	NOK	3,591,700	(14,801)
The Bank of New York Mellon	6/2/2016	USD	22,984	NOK	184,500	(930)
The Bank of New York Mellon	6/2/2016	USD	426,239	NOK	3,564,700	(125)
The Bank of New York Mellon	6/2/2016	USD	1,501,494	SEK	12,045,500	(57,423)
The Bank of New York Mellon	6/2/2016	USD	82,182	SEK	655,300	(3,622)
The Bank of Nova Scotia	6/2/2016	USD	1,686,051	CHF	1,670,000	(5,971)
The Bank of Nova Scotia	6/2/2016	USD	76,670,684	CHF	76,225,994	15,427
The Bank of Nova Scotia	6/2/2016	USD	385,146	DKK	2,557,000	(2,631)
The Bank of Nova Scotia	6/2/2016	USD	31,424,776	DKK	209,972,500	(13,868)
The Bank of Nova Scotia	6/2/2016	USD	5,626,822	EUR	5,023,500	(37,455)
The Bank of Nova Scotia	6/2/2016	USD	285,380,524	EUR	256,349,000	(155,325)
The Bank of Nova Scotia	6/2/2016	USD	94,304,003	GBP	64,791,483	(463,144)
The Bank of Nova Scotia	6/2/2016	USD	3,671,133	GBP	2,515,000	(28,528)
The Bank of Nova Scotia	6/2/2016	USD	7,499,387	NOK	62,718,500	(2,196)
The Bank of Nova Scotia	6/2/2016	USD	109,726	NOK	917,500	(51)
The Bank of Nova Scotia	6/2/2016	USD	527,564	SEK	4,408,000	888
The Bank of Nova Scotia	6/2/2016	USD	12,391,824	SEK	103,512,000	17,679
Bank of Montreal	7/5/2016	CHF	81,176,440	USD	81,774,209	(31,335)
Canadian Imperial Bank of Commerce	7/5/2016	CHF	51,143,500	USD	51,520,112	(19,742)
JP Morgan & Chase Co.	7/5/2016	CHF	80,202,991	USD	80,789,930	(34,622)
RBC Capital Markets	7/5/2016	CHF	82,233,700	USD	82,838,838	(32,160)
State Street Bank & Trust Co.	7/5/2016	CHF	76,471,814	USD	77,037,656	(26,803)
The Bank of New York Mellon	7/5/2016	CHF	3,090,400	USD	3,113,220	(1,130)
The Bank of Nova Scotia	7/5/2016	CHF	76,225,994	USD	76,788,083	(28,651)
The Bank of Nova Scotia	7/5/2016	CHF	7,194,000	USD	7,246,756	(2,996)
Bank of Montreal	7/5/2016	DKK	89,230,300	USD	13,369,237	3,259
Canadian Imperial Bank of Commerce	7/5/2016	DKK	70,803,200	USD	10,608,333	2,586
JP Morgan & Chase Co.	7/5/2016	DKK	125,748,387	USD	18,840,827	4,734
RBC Capital Markets	7/5/2016	DKK	34,775,500	USD	5,210,304	1,215
State Street Bank & Trust Co.	7/5/2016	DKK	90,055,856	USD	13,493,232	3,592
The Bank of New York Mellon	7/5/2016	DKK	42,956,600	USD	6,436,072	1,521
The Bank of Nova Scotia	7/5/2016	DKK	14,417,000	USD	2,160,018	468
The Bank of Nova Scotia	7/5/2016	DKK	209,972,500	USD	31,460,561	8,376
Bank of Montreal	7/5/2016	EUR	238,539,013	USD	265,852,923	92,977
Canadian Imperial Bank of Commerce	7/5/2016	EUR	153,692,770	USD	171,292,130	60,674
JP Morgan & Chase Co.	7/5/2016	EUR	241,448,685	USD	269,086,108	84,453
RBC Capital Markets	7/5/2016	EUR	254,138,691	USD	283,237,571	97,786
State Street Bank & Trust Co.	7/5/2016	EUR	229,471,343	USD	255,752,467	94,950
The Bank of Nova Scotia	7/5/2016	EUR	256,349,000	USD	285,703,524	101,200
Bank of Montreal	7/5/2016	GBP	117,085,008	USD	170,452,940	826,801
Canadian Imperial Bank of Commerce	7/5/2016	GBP	143,710,300	USD	209,214,892	1,015,535
JP Morgan & Chase Co.	7/5/2016	GBP	110,206,150	USD	160,438,444	778,005
RBC Capital Markets	7/5/2016	GBP	128,006,221	USD	186,352,736	904,561
State Street Bank & Trust Co.	7/5/2016	GBP	120,423,325	USD	175,314,685	852,181
The Bank of New York Mellon	7/5/2016	GBP	296,282	USD	431,335	2,097
The Bank of Nova Scotia	7/5/2016	GBP	64,791,483	USD	94,324,413	458,176
Bank of Montreal	7/5/2016	NOK	38,946,200	USD	4,656,408	1,365
Canadian Imperial Bank of Commerce	7/5/2016	NOK	39,104,800	USD	4,675,343	1,343

See Notes to Financial Statements.	92

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	7/5/2016	NOK	46,249,592	USD	5,529,714	$1,734
RBC Capital Markets	7/5/2016	NOK	14,747,000	USD	1,763,160	525
State Street Bank & Trust Co.	7/5/2016	NOK	44,864,500	USD	5,364,049	1,621
The Bank of New York Mellon	7/5/2016	NOK	3,564,700	USD	426,191	121
The Bank of Nova Scotia	7/5/2016	NOK	62,718,500	USD	7,500,432	4,006
Bank of Montreal	7/5/2016	SEK	223,067,200	USD	26,739,613	(43,695)
Canadian Imperial Bank of Commerce	7/5/2016	SEK	210,502,500	USD	25,233,694	(40,992)
JP Morgan & Chase Co.	7/5/2016	SEK	215,910,891	USD	25,881,614	(42,448)
RBC Capital Markets	7/5/2016	SEK	230,850,200	USD	27,672,912	(44,888)
State Street Bank & Trust Co.	7/5/2016	SEK	230,818,445	USD	27,669,271	(44,716)
The Bank of Nova Scotia	7/5/2016	SEK	103,512,000	USD	12,408,312	(20,202)
The Bank of Nova Scotia	7/5/2016	USD	919,023	CHF	911,000	(963)
The Bank of Nova Scotia	7/5/2016	USD	67,357	DKK	449,000	(100)
The Bank of Nova Scotia	7/5/2016	USD	778,880	EUR	698,000	(1,228)
The Bank of Nova Scotia	7/5/2016	USD	11,637,372	EUR	10,441,000	(4,894)
The Bank of Nova Scotia	7/5/2016	USD	184,698	EUR	165,721	(65)
The Bank of Nova Scotia	7/5/2016	USD	9,490,980	GBP	6,519,000	(46,621)
The Bank of Nova Scotia	7/5/2016	USD	4,681,652	GBP	3,226,000	(8,005)
The Bank of Nova Scotia	7/5/2016	USD	318,175	NOK	2,661,000	(119)
The Bank of Nova Scotia	7/5/2016	USD	61,048	NOK	510,000	(90)
The Bank of Nova Scotia	7/5/2016	USD	1,250,223	SEK	10,429,550	2,035
The Bank of Nova Scotia	7/5/2016	USD	2,176,605	SEK	18,156,000	3,356
The Bank of Nova Scotia	7/5/2016	USD	266,367	SEK	2,215,000	(415)

Total net unrealized appreciation						$86,215,598

Currency Abbreviations

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (g)	$3,261,140,440	$—	$—	$3,261,140,440
Preferred Stocks	28,060,562	—	—	28,060,562
Rights	414,585	—	—	414,585
Short-Term Investments	193,320,226	—	—	193,320,226
Derivatives (h)
Forward Foreign Currency Exchange Contracts	—	95,241,545	—	95,241,545

TOTAL	$3,482,935,813	$95,241,545	$—	$3,578,177,358

See Notes to Financial Statements.	93

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2016

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (h)
Forward Foreign Currency Exchange Contracts	$—	$(9,025,947)	$—	$(9,025,947)

TOTAL	$—	$(9,025,947)	$—	$(9,025,947)

(g)	See Schedule of Investments for additional detailed categorizations.
(h)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

See Notes to Financial Statements.	94

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 98.0%
Austria — 0.9%
ANDRITZ AG	1,464	$74,563
Austria Technologie & Systemtechnik AG	568	7,135
BUWOG AG*	1,480	31,864
CA Immobilien Anlagen AG*	1,473	26,206
Conwert Immobilien Invest SE*	1,237	20,095
DO & CO AG	135	13,963
Erste Group Bank AG*	5,488	146,854
EVN AG	880	10,232
Immofinanz AG*	15,816	36,673
Lenzing AG	164	15,045
Oesterreichische Post AG*	696	24,932
OMV AG (a)	2,932	81,720
Palfinger AG	302	8,737
Raiffeisen Bank International AG*	2,359	31,562
RHI AG	579	11,387
S IMMO AG*	1,034	9,946
Schoeller-Bleckmann Oilfield Equipment AG	239	14,570
Semperit AG Holding	239	8,252
UNIQA Insurance Group AG	2,610	18,774
Vienna Insurance Group AG Wiener Versicherung Gruppe	800	17,709
Voestalpine AG	2,284	78,233
Wienerberger AG	2,395	43,076
Zumtobel Group AG	635	9,153

		740,681

Belgium — 5.1%
Ablynx NV*	1,052	16,767
Ackermans & van Haaren NV	473	61,364
Aedifica SA REIT	285	21,246
Ageas	4,028	162,933
Agfa Gevaert NV*	3,648	13,330
Anheuser-Busch InBev NV	15,983	2,024,639
Barco NV	214	14,696
Befimmo SA REIT	383	25,428
Bekaert SA	744	33,112
bpost SA	2,007	52,902
Celyad SA*	100	5,419
Cofinimmo SA/NV REIT	409	49,830
Colruyt SA	1,325	78,725
Compagnie d’Entreprises CFE SA	167	15,865
Delhaize Group (a)	2,077	217,762
D’ieteren SA	541	25,561
Econocom Group SA*	1,298	15,475
Elia System Operator SA (a)	634	32,008
Euronav NV	2,644	27,318
EVS Broadcast Equipment SA	284	9,748
Galapagos NV*	791	45,572
Gimv NV	403	23,200
Groupe Bruxelles Lambert SA	1,606	136,538
Intervest Offices & Warehouses NV REIT	300	8,340
Ion Beam Applications	426	18,689
KBC Ancora	730	28,355
KBC Groep NV*	4,979	294,776
Kinepolis Group NV	316	14,667

	Number of Shares	Value
Belgium (Continued)
Melexis NV	425	$25,715
Nyrstar NV*	15,170	11,646
Ontex Group NV*	1,480	48,158
Orange Belgium SA*	631	15,144
Proximus SA	3,028	98,377
Sofina SA	300	41,073
Solvay SA	1,484	150,586
Telenet Group Holding NV*	1,072	51,038
Tessenderlo Chemie NV*	626	22,243
UCB SA	2,522	182,255
Umicore SA	1,913	96,421
Van de Velde NV	100	7,179
Warehouses De Pauw Comm. VA REIT	282	26,799

		4,250,899

Finland — 3.5%
Amer Sports OYJ	2,402	71,572
Cargotec OYJ, Class B	738	28,584
Caverion Corp.	2,101	14,400
Citycon OYJ	8,091	19,355
Cramo OYJ	815	17,592
Elisa OYJ	2,816	107,281
Fortum OYJ (a)	8,819	132,271
F-Secure OYJ	2,033	6,809
Huhtamaki OYJ	1,839	76,874
Kemira OYJ	2,116	25,521
Kesko OYJ, Class B	1,301	52,155
Kone OYJ, Class B (a)	6,662	314,880
Konecranes OYJ	1,059	29,292
Metsa Board OYJ	3,992	22,297
Metso OYJ	2,284	53,646
Neste OYJ	2,537	85,502
Nokia OYJ*	114,379	654,132
Nokian Renkaat OYJ (a)	2,285	80,670
Oriola-KD OYJ	2,607	12,067
Orion OYJ, Class B	2,056	73,775
Outokumpu OYJ*	6,009	25,139
Outotec OYJ*	3,357	13,081
PKC Group OYJ (a)	504	9,842
Ramirent OYJ	1,580	11,515
Sampo OYJ, Class A	8,795	392,113
Sanoma OYJ	1,633	9,130
Sponda OYJ	4,510	19,099
Stora Enso OYJ, Class R	11,058	94,799
Technopolis OYJ	2,376	9,411
Tieto OYJ	1,113	30,526
UPM-Kymmene OYJ	10,641	204,708
Uponor OYJ (a)	1,160	19,037
Valmet OYJ	2,492	30,777
Wartsila OYJ Abp	2,951	122,307
YIT OYJ (a)	2,423	16,728

		2,886,887

France — 30.1%
AB Science SA*	346	6,310
Accor SA	3,543	154,156
Aeroports de Paris (a)	588	70,036

See Notes to Financial Statements.	95

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
France (Continued)
Air France-KLM*	2,814	$22,668
Air Liquide SA (a)	6,850	735,714
Airbus Group SE	11,729	731,072
Akka Technologies	241	8,581
Albioma SA	647	10,366
Alstom SA*	3,137	78,778
Altamir	600	7,330
Alten SA	587	37,979
Altran Technologies SA*	2,707	40,194
Arkema SA (a)	1,349	110,681
Atos SE	1,750	161,728
AXA SA	38,541	968,285
Beneteau SA	900	9,914
BNP Paribas SA*(a)	21,029	1,164,391
Boiron SA	151	12,826
Bollore SA (a)	17,507	63,287
Bonduelle SCA	350	9,035
Bourbon SA	610	8,212
Bouygues SA	4,159	135,123
Bureau Veritas SA (a)	5,345	114,898
Capgemini SA (a)	3,254	310,281
Carrefour SA (a)	11,002	298,076
Casino Guichard-Perrachon SA	1,142	67,941
Cegid Group SA	111	7,626
Cellectis SA*	525	16,899
CGG*	14,246	11,096
Christian Dior SE	1,091	177,896
Cie de Saint-Gobain	9,508	424,430
Cie Generale des Etablissements Michelin (a)	3,622	368,100
CNP Assurances	3,460	58,709
Coface SA	2,063	15,707
Credit Agricole SA (a)	21,056	211,436
Danone SA	11,713	822,084
Dassault Systemes SA	2,544	202,555
DBV Technologies SA*	350	23,393
Edenred	4,216	78,104
Eiffage SA	1,161	85,645
Electricite de France (a)	5,032	67,046
Elior Participations SCA, 144A	2,164	48,553
Elis SA	1,805	34,342
Engie	29,078	447,934
Essilor International SA (a)	4,087	533,635
Etablissements Maurel et Prom*	2,786	10,353
Euler Hermes Group	292	25,098
Eurazeo SA	826	53,773
Europcar Groupe SA, 144A*	1,749	18,014
Eutelsat Communications SA	3,533	70,443
Faiveley Transport SA	160	16,063
Faurecia	1,390	55,290
FFP	148	11,168
Fonciere des Regions REIT	663	59,251
Gameloft SE*	1,037	9,496
Gaztransport Et Technigaz SA	481	16,315
Gecina SA REIT	803	113,424
Genfit*	482	15,212
Groupe Eurotunnel SE	9,373	120,922

	Number of Shares	Value
France (Continued)
Groupe Fnac SA*	234	$13,591
Guerbet	124	8,464
Havas SA	3,550	29,909
Hermes International	525	189,816
ICADE REIT (a)	741	53,516
ID Logistics Group*	50	6,481
Iliad SA	527	115,484
Imerys SA	737	51,965
Ingenico Group	1,098	133,774
Innate Pharma SA*	931	13,549
Ipsen SA*	760	47,938
Ipsos	714	22,443
JCDecaux SA	1,496	61,745
Kering	1,516	244,834
Klepierre REIT	4,300	196,685
Korian SA	914	29,766
Lagardere SCA	2,428	57,474
Legrand SA	5,329	293,114
LISI	383	10,632
L’Oreal SA	5,039	946,957
LVMH Moet Hennessy Louis Vuitton SE	5,540	887,931
Marie Brizard Wine & Spirits SA*	430	8,650
Mercialys SA REIT	1,047	22,780
Metropole Television SA	1,250	22,941
Natixis SA	18,794	90,712
Naturex*	131	11,010
Neopost SA	736	17,770
Nexans SA*	539	27,737
Nexity SA*	832	44,842
Numericable-SFR SA	2,198	68,318
Orange SA	39,478	685,888
Orpea	853	71,257
Parrot SA*	409	7,172
Pernod Ricard SA	4,235	461,357
Peugeot SA*(a)	9,708	152,788
Plastic Omnium SA	1,248	41,616
Publicis Groupe SA (a)	3,770	272,905
Rallye SA	505	9,052
Remy Cointreau SA	459	38,119
Renault SA	3,832	359,596
Rexel SA	6,117	93,549
Rubis SCA	800	60,635
Safran SA (a)	6,225	436,351
Saft Groupe SA	542	22,102
Sanofi	23,371	1,916,206
Sartorius Stedim Biotech	561	36,852
Schneider Electric SE	11,120	718,972
SCOR SE	3,282	109,734
SEB SA	462	56,827
Societe BIC SA	586	78,209
Societe Generale SA	15,246	627,475
Societe Television Francaise 1 (a)	2,469	31,180
Sodexo SA	1,883	198,051
Sopra Steria Group	291	38,076
SPIE SA	1,628	32,614
Suez	6,568	110,385
Tarkett SA	396	13,309

See Notes to Financial Statements.	96

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
France (Continued)
Technicolor SA	7,204	$47,844
Technip SA	2,151	118,073
Teleperformance	1,162	101,337
Thales SA	2,090	181,058
Total SA (a)	43,915	2,134,038
Trigano SA	193	11,609
Ubisoft Entertainment SA*	1,786	65,875
Unibail-Rodamco SE REIT	1,951	525,109
Valeo SA*	1,586	239,375
Vallourec SA	6,257	24,325
Veolia Environnement SA	9,000	202,078
Vicat SA	383	25,117
Vilmorin & Cie SA	167	11,242
Vinci SA	9,930	746,772
Virbac SA	90	15,516
Vivendi SA	23,039	457,058
Wendel SA	587	67,761
Worldline SA, 144A*	800	24,549
Zodiac Aerospace	4,073	95,123

		25,072,838

Germany — 26.6%
Aareal Bank AG	1,215	44,598
adidas AG	3,745	479,813
ADLER Real Estate AG*	490	6,769
ADO Properties SA, 144A	510	18,425
ADVA Optical Networking SE*	906	9,092
AIXTRON SE*	2,283	14,365
Allianz SE	9,068	1,480,123
alstria office REIT-AG*	2,337	30,540
Amadeus Fire AG	122	8,689
AURELIUS SE & Co. KGaA	485	29,140
Aurubis AG	692	36,153
Axel Springer SE (a)	868	49,370
BASF SE	18,274	1,411,683
Bayer AG	16,443	1,566,619
Bayerische Motoren Werke AG	6,584	555,944
BayWa AG*	291	9,875
Bechtle AG	296	32,868
Beiersdorf AG	2,013	182,943
Bertrandt AG	120	13,130
Bilfinger SE*	716	30,404
Borussia Dortmund GmbH & Co. KGaA	1,608	7,446
Brenntag AG	3,089	165,352
CANCOM SE	341	19,187
Capital Stage AG	1,010	6,811
Carl Zeiss Meditec AG (a)	667	25,789
Cewe Stiftung & Co. KGaA	121	8,122
comdirect bank AG	645	7,126
Commerzbank AG	21,232	181,902
CompuGroup Medical SE	494	21,552
Continental AG	2,182	468,078
Covestro AG, 144A	1,400	59,364
CTS Eventim AG & Co. KGaA	981	33,837
Daimler AG	19,157	1,308,523
Deutsche Bank AG*(b)	27,486	490,996
Deutsche Beteiligungs AG	271	8,468

	Number of Shares	Value
Germany (Continued)
Deutsche Boerse AG	3,824	$335,062
Deutsche Euroshop AG	924	42,337
Deutsche Lufthansa AG	4,648	65,136
Deutsche Pfandbriefbank AG, 144A	2,224	25,389
Deutsche Post AG	19,236	561,075
Deutsche Telekom AG	64,035	1,130,708
Deutsche Wohnen AG	6,614	212,418
Deutz AG	2,005	9,722
DIC Asset AG	1,024	9,854
DMG Mori AG*(a)	804	36,986
Drillisch AG	892	36,528
Duerr AG	527	40,922
E.ON SE*	39,900	392,225
ElringKlinger AG*	603	13,687
Evonik Industries AG	2,799	82,529
Evotec AG*	2,541	11,337
Fraport AG Frankfurt Airport Services Worldwide	837	47,915
Freenet AG	2,572	70,899
Fresenius Medical Care AG & Co. KGaA	4,352	377,694
Fresenius SE & Co. KGaA	8,126	613,275
GEA Group AG	3,653	169,347
Gerresheimer AG	637	50,704
Gerry Weber International AG	595	7,809
GFT Technologies Se	330	7,896
Grammer AG	230	9,507
GRENKE AG	177	35,557
Hamborner REIT AG REIT	1,328	14,480
Hamburger Hafen Und Logistik AG	531	9,025
Hannover Rueck SE	1,195	134,756
HeidelbergCement AG	2,811	240,484
Heidelberger Druckmaschinen AG*	5,350	15,530
Henkel AG & Co. KGaA	2,073	217,389
HOCHTIEF AG	400	50,603
Hugo Boss AG (a)	1,352	83,082
Hypoport AG*	100	9,708
Indus Holding AG	395	20,705
Infineon Technologies AG	22,553	338,260
Jenoptik AG	1,078	17,182
K+S AG (a)	3,839	94,741
KION Group AG	1,294	71,607
Kloeckner & Co. SE*	1,597	19,688
Koenig & Bauer AG*	300	14,977
Krones AG	292	34,796
KUKA AG	465	54,842
KWS Saat SE	43	14,492
LANXESS AG (a)	1,842	88,005
LEG Immobilien AG*	1,230	109,758
Leoni AG	680	22,668
Linde AG	3,698	553,408
MAN SE*	695	73,656
Merck KGaA	2,577	257,912
Metro AG	3,551	116,673
MorphoSys AG*(a)	520	29,160
MTU Aero Engines AG	1,046	98,797
Muenchener Rueckversicherungs-Gesellschaft AG	3,312	622,225

See Notes to Financial Statements.	97

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Germany (Continued)
Nemetschek SE	312	$18,107
Nordex SE*(a)	1,315	37,383
Norma Group SE*	663	32,930
OSRAM Licht AG	1,785	94,994
PATRIZIA Immobilien AG*	772	21,461
Pfeiffer Vacuum Technology AG	151	14,363
ProSiebenSat.1 Media SE*	4,340	218,193
Rational AG	69	32,582
Rheinmetall AG	795	54,586
Rhoen-Klinikum AG	709	21,757
RIB Software AG (a)	789	8,235
RWE AG*	9,798	128,258
SAF-Holland SA	974	12,311
Salzgitter AG*	808	25,793
SAP SE	19,518	1,584,442
SGL Carbon SE*	812	10,602
Siemens AG	15,199	1,636,823
Sixt SE	254	14,885
SLM Solutions Group AG*	288	8,123
SMA Solar Technology AG*(a)	255	14,050
Software AG*	1,035	40,190
STADA Arzneimittel AG	1,256	66,883
STRATEC Biomedical AG*	115	6,398
Stroeer SE & Co. KGaA	566	30,783
Suedzucker AG	1,466	28,733
Symrise AG	2,464	154,596
TAG Immobilien AG (a)	2,494	34,076
Takkt AG	775	17,220
Telefonica Deutschland Holding AG	14,827	66,302
thyssenkrupp AG	7,350	161,800
TLG Immobilien AG	1,365	29,828
United Internet AG	2,443	115,224
Volkswagen AG*(a)	646	99,729
Vonovia SE	9,203	315,433
Vossloh AG*	183	11,779
VTG AG	238	7,784
Wacker Chemie AG	322	30,238
Wacker Neuson SE*	634	11,142
WCM Beteiligungs & Grundbesitz-AG*	2,200	7,613
Wincor Nixdorf AG*	602	34,268
Wirecard AG (a)	2,346	104,306
Wuestenrot & Wuerttembergische AG	500	10,453
XING AG	60	12,057
Zalando SE, 144A*(a)	1,759	51,561
zooplus AG*	122	17,782

		22,104,279

Ireland — 2.1%
AerCap Holdings NV*	3,405	133,102
Bank of Ireland*	546,906	166,732
C&C Group PLC	6,775	31,155
CRH PLC	16,363	495,846
Glanbia PLC	3,888	72,244
Green REIT PLC REIT	13,200	21,325
Hibernia REIT PLC REIT	14,208	20,551
Irish Continental Group PLC	3,297	19,809
Irish Residential Properties REIT PLC REIT	8,100	10,400

	Number of Shares	Value
Ireland (Continued)
Kerry Group PLC, Class A	3,139	$283,249
Kingspan Group PLC	3,018	84,805
Origin Enterprises PLC	2,747	19,204
Paddy Power Betfair PLC	1,585	213,918
Permanent TSB Group Holdings PLC*	3,048	7,383
Ryanair Holdings PLC	2,385	37,430
Smurfit Kappa Group PLC	4,692	128,007

		1,745,160

Italy — 7.4%
A2A SpA	32,935	46,942
ACEA SpA	1,225	17,923
Amplifon SpA	1,939	18,985
Anima Holding SpA, 144A	4,662	28,607
Ansaldo STS SpA	2,305	26,313
Assicurazioni Generali SpA	23,242	336,957
ASTM SpA	780	10,197
Atlantia SpA	8,132	219,324
Autogrill SpA*	2,705	23,190
Azimut Holding SpA	2,340	51,447
Banca Carige SpA*(a)	15,450	9,627
Banca Generali SpA	1,214	31,797
Banca IFIS SpA	472	12,494
Banca Mediolanum SpA	5,268	44,166
Banca Monte dei Paschi di Siena SpA*	54,349	37,674
Banca Popolare dell’Emilia Romagna SC	9,863	49,910
Banca Popolare di Milano Scarl	89,678	51,686
Banca Popolare di Sondrio Scarl	9,540	31,249
Banco Popolare SC (a)	7,492	37,078
Beni Stabili SpA SIIQ REIT*(a)	23,453	17,327
Brembo SpA	610	35,191
Brunello Cucinelli SpA	640	12,625
Buzzi Unicem SpA	1,384	27,503
Buzzi Unicem SpA-RSP	886	10,302
Cerved Information Solutions SpA	4,088	34,023
Compagnie Industriali Riunite SpA	8,537	10,031
Credito Emiliano SpA	1,941	13,735
Credito Valtellinese SC	24,245	15,134
Danieli & C Officine Meccaniche Spa-RSP	856	12,001
Datalogic SpA	467	8,412
Davide Campari-Milano SpA	5,910	57,110
De’ Longhi	1,261	33,827
DiaSorin SpA	465	28,145
EI Towers SpA*	366	21,074
Enel SpA (a)	149,471	677,539
Engineering SpA*	96	7,050
Eni SpA	50,569	772,523
ERG SpA	1,255	15,304
EXOR SpA (a)	2,230	84,584
Ferrari NV*	2,450	103,860
FinecoBank Banca Fineco SpA	4,291	31,320
Hera SpA	13,955	40,370
Immobiliare Grande Distribuzione SIIQ SpA REIT	9,795	8,828
Industria Macchine Automatiche SpA	309	19,631
Infrastrutture Wireless Italiane SpA, 144A	5,139	24,873
Interpump Group SpA	1,518	24,186

See Notes to Financial Statements.	98

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Italy (Continued)
Intesa Sanpaolo SpA	250,980	$644,512
Intesa Sanpaolo SpA-RSP (a)	19,642	47,643
Iren SpA	12,661	23,244
Italcementi SpA*	3,897	45,441
Italmobiliare SpA-RSP	366	10,995
Leonardo-Finmeccanica SpA*(a)	8,169	96,709
Luxottica Group SpA	3,375	182,839
Maire Tecnimont SpA	2,539	7,289
MARR SpA	725	14,343
Mediaset SpA	15,558	69,415
Mediobanca SpA	11,496	89,153
Moncler SpA	2,844	47,434
OVS SpA, 144A*	2,426	16,628
Piaggio & C SpA (a)	3,898	7,620
Poste Italiane SpA, 144A*	10,500	80,377
Prysmian SpA	3,949	96,620
RAI Way SpA, 144A	2,109	9,973
Recordati SpA	2,109	62,278
Reply SpA	87	12,681
Saipem SpA*	123,587	50,589
Salini Impregilo SpA	4,233	14,553
Salvatore Ferragamo SpA	1,074	22,980
Saras SpA	7,115	12,461
Snam SpA	47,938	274,424
Societa Cattolica DI Assicurazioni Scrl	2,968	20,375
Societa Iniziative Autostradali e Servizi SpA	1,563	15,269
Telecom Italia SpA*	202,233	191,486
Telecom Italia SpA-RSP	121,468	93,727
Terna Rete Elettrica Nazionale SpA (a)	29,579	164,028
Tod’s SpA (a)	296	17,817
UniCredit SpA	101,280	324,092
Unione di Banche Italiane SpA (a)	18,406	68,401
Unipol Gruppo Finanziario SpA	9,070	33,504
UnipolSai SpA (a)	23,409	46,804
Yoox Net-A-Porter Group SpA*	1,156	32,451

		6,180,229

Luxembourg — 0.8%
APERAM SA	961	38,301
ArcelorMittal*	36,823	181,091
BRAAS Monier Building Group SA	505	14,123
Eurofins Scientific SE	186	72,123
Grand City Properties SA	2,283	48,047
RTL Group SA	764	68,523
SES SA FDR	6,523	146,099
Tenaris SA	9,428	124,936

		693,243

Netherlands — 8.0%
Aalberts Industries NV (a)	1,995	70,387
ABN AMRO Group NV, 144A	4,700	95,725
Accell Group	469	9,850
Aegon NV	36,303	186,612
Akzo Nobel NV	4,917	333,723
Altice NV, Class A*(a)	7,357	126,797
Altice NV, Class B*	2,199	38,022
Amsterdam Commodities NV	378	9,671

	Number of Shares	Value
Netherlands (Continued)
Arcadis NV	1,389	$23,151
ASM International NV (a)	966	38,994
ASML Holding NV	7,324	728,521
BE Semiconductor Industries NV	705	19,885
BinckBank NV	1,464	8,974
Brunel International NV	522	10,239
Corbion NV	1,173	29,170
Delta Lloyd NV (a)	9,252	46,591
Eurocommercial Properties NV	966	45,443
Euronext NV, 144A	1,193	50,115
Flow Traders, 144A	570	19,613
Fugro NV*	1,208	21,525
Gemalto NV (a)	1,601	97,849
Heineken Holding NV	1,978	162,288
Heineken NV	4,536	421,269
IMCD Group NV (a)	1,021	42,333
ING Groep NV	76,830	956,998
Intertrust NV, 144A*	700	13,825
InterXion Holding NV*	1,395	52,257
Kendrion NV	264	7,211
Koninklijke Ahold NV (a)	16,492	365,343
Koninklijke BAM Groep NV	4,744	22,312
Koninklijke Boskalis Westminster NV (a)	1,772	64,176
Koninklijke DSM NV (a)	3,614	215,088
Koninklijke KPN NV (a)	67,693	268,660
Koninklijke Philips NV	18,490	498,273
Koninklijke Vopak NV	1,404	73,156
NN Group NV	6,303	210,495
NSI NV REIT	3,071	13,555
NXP Semiconductors NV*	5,857	553,428
OCI NV*(a)	1,935	27,838
PostNL NV*	8,475	37,323
QIAGEN NV*	4,441	95,218
Randstad Holding NV	2,375	128,282
Refresco Group NV, 144A	1,025	16,765
SBM Offshore NV (a)	3,632	42,917
TKH Group NV	831	32,246
TomTom NV*	2,154	19,120
USG People NV*	1,344	26,125
Vastned Retail NV REIT	403	17,815
Wereldhave NV REIT	820	41,754
Wessanen NV	1,627	17,082
Wolters Kluwer NV	5,964	237,728

		6,691,737

Portugal — 0.6%
Banco BPI SA*	8,035	10,415
Banco Comercial Portugues SA, Class R*(a)	910,327	30,994
CTT-Correios de Portugal SA	2,993	26,917
EDP — Energias de Portugal SA	46,452	154,795
Galp Energia SGPS SA	9,254	121,292
Jeronimo Martins SGPS SA	5,027	81,438
Navigator Co. SA	5,048	16,344
NOS SGPS SA	4,798	35,640
REN — Redes Energeticas Nacionais SGPS SA	3,717	10,968

See Notes to Financial Statements.	99

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Portugal (Continued)
Semapa-Sociedade de Investimento e Gestao	621	$7,656
Sonae SGPS SA	17,140	17,640

		514,099

Spain — 10.1%
Abertis Infraestructuras SA	10,191	156,024
Acciona SA	586	44,578
Acerinox SA	3,266	37,792
ACS Actividades de Construccion y Servicios SA	3,844	126,813
Aena SA, 144A*	1,334	180,116
Almirall SA	1,272	20,097
Amadeus IT Holding SA, Class A	8,715	403,722
Applus Services SA	2,296	19,620
Atresmedia Corp. de Medios de Comunicacion SA	1,890	24,646
Axiare Patrimonio SOCIMI SA REIT	1,506	21,968
Banco Bilbao Vizcaya Argentaria SA	129,113	856,338
Banco de Sabadell SA	105,750	180,729
Banco Popular Espanol SA	34,992	57,622
Banco Santander SA	286,801	1,369,290
Bankia SA	91,598	79,596
Bankinter SA	13,345	101,503
Bolsas y Mercados Espanoles SHMSF SA	1,531	48,651
CaixaBank SA	52,711	144,100
Cellnex Telecom SAU, 144A	3,036	48,981
Cia de Distribucion Integral Logista Holdings SA	827	18,670
CIE Automotive SA	938	17,429
Construcciones y Auxiliar de Ferrocarriles SA	40	12,987
Corp. Financiera Alba SA	318	13,505
Distribuidora Internacional de Alimentacion SA*	12,502	74,768
Ebro Foods SA	1,464	34,313
Enagas SA	4,529	135,755
Ence Energia y Celulosa S.A	3,125	8,762
Endesa SA	6,207	127,626
Euskaltel SA, 144A*	2,059	20,733
Faes Farma SA	5,533	19,115
Ferrovial SA	9,478	200,684
Fomento de Construcciones y Contratas SA*	3,916	32,983
Gamesa Corp. Tecnologica SA	4,488	89,409
Gas Natural SDG SA	6,949	137,548
Grifols SA	5,959	135,025
Grupo Catalana Occidente SA	870	27,152
Hispania Activos Inmobiliarios SA*	2,260	29,999
Iberdrola SA	107,468	728,921
Indra Sistemas SA*	2,184	24,908
Industria de Diseno Textil SA	21,718	733,631
Inmobiliaria Colonial SA*	44,541	35,137
Lar Espana Real Estate Socimi SA REIT	1,286	12,463
Liberbank SA*	9,102	9,560
Mapfre SA	21,738	55,097
Mediaset Espana Comunicacion SA	4,077	54,390

	Number of Shares	Value
Spain (Continued)
Melia Hotels International SA	1,895	$23,130
Merlin Properties Socimi SA REIT	6,410	70,564
Miquel y Costas & Miquel SA	167	6,791
NH Hotel Group SA*	4,102	20,858
Obrascon Huarte Lain SA	2,612	15,255
Pharma Mar SA*	3,932	10,915
Promotora de Informaciones SA, Class A*	1,236	8,788
Prosegur Compania de Seguridad SA	5,913	35,790
Red Electrica Corp. SA	2,140	190,580
Repsol SA	21,561	277,681
Sacyr SA	7,212	14,661
Saeta Yield SA	1,123	11,175
Talgo SA, 144A*	2,127	10,243
Tecnicas Reunidas SA	702	22,077
Telefonica SA	88,999	929,936
Viscofan SA	871	48,669
Zardoya Otis SA	3,709	38,462

		8,448,331

Switzerland — 0.1%
STMicroelectronics NV	12,915	77,266

United Kingdom — 2.7%
CNH Industrial NV	20,300	143,199
Dialog Semiconductor PLC*	1,576	50,028
Fiat Chrysler Automobiles NV	18,012	128,563
International Consolidated Airlines Group SA	16,064	125,561
RELX NV	19,599	339,858
Unilever NV	32,396	1,454,965
VTTI Energy Partners LP	403	8,181
Zeal Network SE	154	6,383

		2,256,738

TOTAL COMMON STOCKS (Cost $85,054,038)		81,662,387

PREFERRED STOCKS — 1.8%
Germany — 1.8%
Bayerische Motoren Werke AG	1,093	80,386
Biotest AG	450	8,011
Draegerwerk AG & Co. KGaA	171	11,456
FUCHS PETROLUB SE (a)	1,412	57,477
Henkel AG & Co. KGaA	3,553	414,100
Jungheinrich AG	334	31,822
Porsche Automobil Holding SE*	3,058	168,388
Sartorius AG	180	49,719
Schaeffler AG	3,300	53,240
Sixt SE	349	15,336
STO SE & Co. KGaA	58	6,889
Volkswagen AG*	3,697	552,641

		1,449,465

TOTAL PREFERRED STOCKS (Cost $1,462,171)		1,449,465

See Notes to Financial Statements.	100

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
RIGHTS — 0.0%
Spain — 0.0%
Abertis Infraestructuras SA*, expires 06/30/16	10,316	$7,908
Banco Popular Espanol SA*, expires 06/30/16	34,657	8,638
Ferrovial SA*, expires 07/30/16	9,267	3,310

		19,856

TOTAL RIGHTS (Cost $3,202)		19,856

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 10.3%
Daily Assets Fund “Capital Shares”, 0.48% (c)(d) (Cost $8,622,595)	8,622,595	$8,622,595

TOTAL INVESTMENTS — 110.1%
(Cost $95,142,006)†		$91,754,303
Other assets and liabilities, net — (10.1%)		(8,436,179)

NET ASSETS — 100.0%		$83,318,124

*	Non-income producing security.
†	The cost for federal income tax purposes was $95,759,628. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $4,005,325. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,402,928 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,408,253.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $7,315,939, which is 8.8% of net assets.
(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

FDR:	Fiduciary Depositary Receipt
REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	EUR	2,183,000	USD	2,442,847	$13,945
Bank of Montreal	6/2/2016	EUR	21,219,916	USD	24,324,602	714,388
Canadian Imperial Bank of Commerce	6/2/2016	EUR	25,862,909	USD	29,646,782	870,569
JP Morgan & Chase Co.	6/2/2016	EUR	2,183,000	USD	2,442,814	13,912
JP Morgan & Chase Co.	6/2/2016	EUR	7,232,873	USD	8,290,876	243,262
RBC Capital Markets	6/2/2016	EUR	985,000	USD	1,127,490	31,536
RBC Capital Markets	6/2/2016	EUR	24,163,180	USD	27,698,494	813,475
RBC Capital Markets	6/2/2016	EUR	1,646,000	USD	1,886,779	55,366
Bank of Montreal	6/2/2016	USD	3,040,564	EUR	2,643,500	(99,290)
Bank of Montreal	6/2/2016	USD	3,774,736	EUR	3,293,500	(110,243)
Bank of Montreal	6/2/2016	USD	125,000	EUR	108,379	(4,413)
Bank of Montreal	6/2/2016	USD	19,827,148	EUR	17,810,148	(10,791)
Canadian Imperial Bank of Commerce	6/2/2016	USD	25,808,317	EUR	23,182,858	(14,047)
Canadian Imperial Bank of Commerce	6/2/2016	USD	3,774,894	EUR	3,293,500	(110,401)
Canadian Imperial Bank of Commerce	6/2/2016	USD	63,571	EUR	55,457	(1,867)
JP Morgan & Chase Co.	6/2/2016	USD	10,733,691	EUR	9,641,761	(5,842)
RBC Capital Markets	6/2/2016	USD	27,372,204	EUR	24,587,652	(14,898)
RBC Capital Markets	6/2/2016	USD	300,000	EUR	262,787	(7,611)
RBC Capital Markets	6/2/2016	USD	3,040,559	EUR	2,643,500	(99,284)
Bank of Montreal	7/5/2016	EUR	17,790,093	USD	19,827,148	6,934
Canadian Imperial Bank of Commerce	7/5/2016	EUR	23,156,649	USD	25,808,317	9,142
JP Morgan & Chase Co.	7/5/2016	EUR	9,631,250	USD	10,733,691	3,369
RBC Capital Markets	7/5/2016	EUR	24,560,075	USD	27,372,204	9,450

See Notes to Financial Statements.	101

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
RBC Capital Markets	7/5/2016	USD	41,285	EUR	37,000	$(63)
RBC Capital Markets	7/5/2016	USD	582,919	EUR	523,000	(236)

Total net unrealized appreciation						$2,306,362

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$81,662,387	$—	$—	$81,662,387
Preferred Stocks	1,449,465	—	—	1,449,465
Rights (e)	19,856	—	—	19,856
Short-Term Investments	8,622,595	—	—	8,622,595
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	2,785,348	—	2,785,348

TOTAL	$91,754,303	$2,785,348	$—	$94,539,651

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Exchange Contracts	$—	$(478,986)	$—	$(478,986)

TOTAL	$—	$(478,986)	$—	$(478,986)

(e)	See Schedule of investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

See Notes to Financial Statements.	102

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Germany Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 92.9%
Consumer Discretionary — 15.6%
adidas AG	19,076	$2,444,036
Axel Springer SE	4,371	248,615
Bayerische Motoren Werke AG	33,543	2,832,323
Continental AG	11,144	2,390,586
Daimler AG	97,543	6,662,696
Hugo Boss AG	6,776	416,394
ProSiebenSat.1 Media SE*	22,166	1,114,392
RTL Group SA (Luxembourg)	3,809	341,630
Volkswagen AG*(a)	3,289	507,754
Zalando SE, 144A*	8,506	249,333

		17,207,759

Consumer Staples — 2.4%
Beiersdorf AG	10,212	928,074
Henkel AG & Co. KGaA	10,528	1,104,037
Metro AG	18,059	593,353

		2,625,464

Financials — 17.6%
Allianz SE	46,297	7,556,823
Commerzbank AG	107,841	923,913
Deutsche Bank AG*(b)	139,729	2,496,049
Deutsche Boerse AG	19,553	1,713,248
Deutsche Wohnen AG	34,183	1,097,837
Hannover Rueck SE	6,109	688,890
Muenchener Rueckversicherungs-Gesellschaft AG	16,903	3,175,566
Vonovia SE	47,209	1,618,088

		19,270,414

Health Care — 13.5%
Bayer AG	83,775	7,981,723
Fresenius Medical Care AG & Co. KGaA	22,187	1,925,526
Fresenius SE & Co. KGaA	41,465	3,129,391
Merck KGaA	13,093	1,310,378
QIAGEN NV (Netherlands)*	22,401	480,292

		14,827,310

Industrials — 13.3%
Brenntag AG	15,652	837,841
Deutsche Lufthansa AG	22,982	322,064
Deutsche Post AG	98,288	2,866,861
Fraport AG Frankfurt Airport Services Worldwide	4,120	235,852
GEA Group AG	18,526	858,834
HOCHTIEF AG	2,200	278,317
MAN SE*	3,571	378,452
OSRAM Licht AG	9,015	479,758
Siemens AG	77,499	8,346,086

		14,604,065

Information Technology — 9.4%
Infineon Technologies AG	114,576	1,718,462
SAP SE	99,564	8,082,457

	Number of Shares	Value
Information Technology (Continued)
United Internet AG	12,461	$587,723

		10,388,642

Materials — 13.2%
BASF SE	93,048	7,188,040
Covestro AG, 144A	7,200	305,301
Evonik Industries AG	14,163	417,597
HeidelbergCement AG	14,278	1,221,500
K+S AG (a)	19,390	478,515
LANXESS AG	9,272	442,988
Linde AG	18,816	2,815,826
Symrise AG	12,494	783,898
ThyssenKrupp AG	37,267	820,383

		14,474,048

Telecommunication Services — 5.5%
Deutsche Telekom AG	326,677	5,768,352
Telefonica Deutschland Holding AG	75,335	336,877

		6,105,229

Utilities — 2.4%
E.ON SE*	202,713	1,992,711
RWE AG*	49,578	648,989

		2,641,700

TOTAL COMMON STOCKS (Cost $117,461,606)		102,144,631

PREFERRED STOCKS — 6.1%
Consumer Discretionary — 3.9%
Bayerische Motoren Werke AG	5,522	406,120
Porsche Automobil Holding SE*	15,513	854,219
Schaeffler AG	16,900	272,653
Volkswagen AG*	18,801	2,810,444

		4,343,436

Consumer Staples — 1.9%
Henkel AG & Co. KGaA	18,049	2,103,601

Materials — 0.3%
FUCHS PETROLUB SE	7,041	286,612

TOTAL PREFERRED STOCKS (Cost $9,353,549)		6,733,649

SECURITIES LENDING COLLATERAL — 0.8%
Daily Assets Fund “Capital Shares”, 0.48% (c)(d) (Cost $934,762)	934,762	934,762

TOTAL INVESTMENTS — 99.8% (Cost $127,749,917)†		$109,813,042
Other assets and liabilities, net — 0.2%		173,880

NET ASSETS — 100.0%		$109,986,922

See Notes to Financial Statements.	103

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Germany Hedged Equity ETF (Continued)

May 31, 2016

*	Non-income producing security.
†	The cost for federal income tax purposes was $128,857,087. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $19,044,045. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,094,434 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,138,479
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $875,509, which is 0.8% of net assets.
(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At May 31, 2016, open future contract purchased was as follows:

Contract Description	Currency	Number of Contracts	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
DAX Index Future	EUR	3	$856,472	6/17/2016	$6,684

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	EUR	17,490,558	USD	20,049,601	$588,836
Canadian Imperial Bank of Commerce	6/2/2016	EUR	22,563,624	USD	25,864,795	759,512
JP Morgan & Chase Co.	6/2/2016	EUR	23,486,180	USD	26,921,669	789,909
RBC Capital Markets	6/2/2016	EUR	1,269,000	USD	1,452,574	40,628
RBC Capital Markets	6/2/2016	EUR	18,805,434	USD	21,556,857	633,102
RBC Capital Markets	6/2/2016	EUR	2,134,000	USD	2,446,164	71,781
State Street Bank & Trust Co.	6/2/2016	EUR	18,081,717	USD	20,727,434	608,918
The Bank of New York Mellon	6/2/2016	EUR	520,036	USD	596,121	17,506
The Bank of New York Mellon	6/2/2016	EUR	7,000	USD	7,849	61
Bank of Montreal	6/2/2016	USD	20,049,601	EUR	18,009,972	(10,912)
Canadian Imperial Bank of Commerce	6/2/2016	USD	23,040,032	EUR	20,696,189	(12,540)
Canadian Imperial Bank of Commerce	6/2/2016	USD	2,824,762	EUR	2,482,500	(62,623)
JP Morgan & Chase Co.	6/2/2016	USD	26,921,669	EUR	24,182,949	(14,653)
RBC Capital Markets	6/2/2016	USD	22,631,068	EUR	20,328,828	(12,317)
RBC Capital Markets	6/2/2016	USD	2,824,526	EUR	2,482,500	(62,388)
State Street Bank & Trust Co.	6/2/2016	USD	200,000	EUR	179,206	(608)
State Street Bank & Trust Co.	6/2/2016	USD	2,194,699	EUR	1,956,000	(18,367)
State Street Bank & Trust Co.	6/2/2016	USD	18,332,735	EUR	16,467,761	(9,978)
The Bank of New York Mellon	6/2/2016	USD	355,438	EUR	319,280	(193)
The Bank of New York Mellon	6/2/2016	USD	109,969	EUR	97,000	(2,043)
The Bank of New York Mellon	6/2/2016	USD	24,184	EUR	21,700	(40)
The Bank of New York Mellon	6/2/2016	USD	114,378	EUR	100,000	(3,114)
Bank of Montreal	7/5/2016	EUR	17,989,691	USD	20,049,601	7,012
Canadian Imperial Bank of Commerce	7/5/2016	EUR	20,672,791	USD	23,040,032	8,161
JP Morgan & Chase Co.	7/5/2016	EUR	24,156,585	USD	26,921,669	8,450
RBC Capital Markets	7/5/2016	EUR	20,306,028	USD	22,631,068	7,813
State Street Bank & Trust Co.	7/5/2016	EUR	16,448,863	USD	18,332,735	6,806
The Bank of New York Mellon	7/5/2016	EUR	318,914	USD	355,438	131
RBC Capital Markets	7/5/2016	USD	54,675	EUR	49,000	(83)
RBC Capital Markets	7/5/2016	USD	1,452,281	EUR	1,303,000	(589)

Total net unrealized appreciation						$3,338,178

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

See Notes to Financial Statements.	104

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Germany Hedged Equity ETF (Continued)

May 31, 2016

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign exchange currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$102,144,631	$—	$—	$102,144,631
Preferred Stocks (e)	6,733,649	—	—	6,733,649
Short-Term Investments	934,762	—	—	934,762
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	3,548,626	—	3,548,626
Futures Contracts	6,684	—	—	6,684

TOTAL	$109,819,726	$3,548,626	$—	$113,368,352

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Exchange Contracts	$—	$(210,448)	$—	$(210,448)

TOTAL	$—	$(210,448)	$—	$(210,448)

(e)	See Schedule of investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	105

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Japan Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 98.2%
Consumer Discretionary — 20.2%
ABC-Mart, Inc.	10,600	$687,298
AISIN SEIKI Co. Ltd.	68,100	2,813,541
ASICS Corp.	56,300	1,281,729
Bandai Namco Holdings, Inc.	71,900	1,782,972
Benesse Holdings, Inc.	22,400	495,598
Bridgestone Corp.	233,900	8,081,468
Casio Computer Co. Ltd.	82,200	1,280,489
Daihatsu Motor Co. Ltd.	68,300	936,284
DENSO Corp.	174,900	6,900,601
Dentsu, Inc.	77,400	3,921,199
Don Quijote Holdings Co. Ltd.	40,700	1,308,457
Fast Retailing Co. Ltd.	19,019	5,132,820
Fuji Heavy Industries Ltd.	211,205	7,915,300
Hakuhodo DY Holdings, Inc.	82,800	1,040,842
Hikari Tsushin, Inc.	7,100	579,618
Honda Motor Co. Ltd.	586,300	16,683,355
Iida Group Holdings Co. Ltd.	54,000	1,132,325
Isetan Mitsukoshi Holdings Ltd.	125,900	1,231,315
Isuzu Motors Ltd.	207,900	2,508,280
J. Front Retailing Co. Ltd.	82,900	994,186
Koito Manufacturing Co. Ltd.	40,500	1,912,810
Marui Group Co. Ltd.	79,900	1,173,950
Mazda Motor Corp.	204,900	3,536,045
McDonald’s Holdings Co. Japan Ltd.	22,400	588,851
Mitsubishi Motors Corp.	247,600	1,294,626
NGK Spark Plug Co. Ltd.	63,300	1,228,444
NHK Spring Co. Ltd.	74,600	642,691
Nikon Corp.	120,400	1,692,896
Nissan Motor Co. Ltd.	894,100	9,083,510
Nitori Holdings Co. Ltd.	28,800	2,928,505
NOK Corp.	29,700	533,197
Oriental Land Co. Ltd.	78,500	5,169,296
Panasonic Corp.	793,900	7,395,203
Rakuten, Inc.	326,500	3,521,960
Rinnai Corp.	13,600	1,186,400
Ryohin Keikaku Co. Ltd.	8,900	2,051,899
Sankyo Co. Ltd.	18,400	687,082
Sega Sammy Holdings, Inc.	66,200	808,258
Sekisui Chemical Co. Ltd.	145,100	1,894,745
Sekisui House Ltd.	216,900	3,890,038
Shimamura Co. Ltd.	8,200	1,066,330
Shimano, Inc.	26,663	4,163,122
Sony Corp.	454,000	12,709,622
Stanley Electric Co. Ltd.	51,800	1,099,759
Start Today Co. Ltd.	21,300	973,297
Sumitomo Electric Industries Ltd.	271,200	3,843,847
Sumitomo Rubber Industries Ltd.	60,300	887,606
Suzuki Motor Corp.	129,300	3,326,642
Takashimaya Co. Ltd.	106,000	750,476
Toho Co. Ltd.	39,300	1,075,351
Toyoda Gosei Co. Ltd.	21,600	424,256
Toyota Industries Corp.	57,400	2,490,694
Toyota Motor Corp.	960,300	50,150,494
USS Co. Ltd.	78,500	1,244,119
Yamada Denki Co. Ltd.	238,600	1,124,750
Yamaha Corp.	59,100	1,793,254

	Number of Shares	Value
Consumer Discretionary (Continued)
Yamaha Motor Co. Ltd.	100,600	$1,782,428
Yokohama Rubber Co. Ltd.	39,000	599,783

		207,433,913

Consumer Staples — 8.4%
Aeon Co. Ltd.	230,500	3,504,283
Ajinomoto Co., Inc.	200,700	4,849,170
Asahi Group Holdings Ltd.	137,700	4,693,004
Calbee, Inc.	28,900	1,067,422
FamilyMart Co. Ltd.	22,500	1,182,553
Japan Tobacco, Inc.	395,600	15,726,114
Kao Corp.	181,200	9,983,304
Kikkoman Corp.	55,000	1,976,791
Kirin Holdings Co. Ltd.	295,800	4,979,195
Kose Corp.	11,900	1,070,339
Lawson, Inc.	24,400	1,932,433
MEIJI Holdings Co. Ltd.	42,000	3,796,632
NH Foods Ltd.	64,600	1,509,774
Nisshin Seifun Group, Inc.	76,185	1,298,244
Nissin Foods Holdings Co. Ltd.	24,300	1,220,102
Pola Orbis Holdings, Inc.	8,300	719,556
Seven & i Holdings Co. Ltd.	271,000	11,609,916
Shiseido Co. Ltd.	136,700	3,610,233
Sundrug Co. Ltd.	13,300	1,101,377
Suntory Beverage & Food Ltd.	48,400	2,285,926
Toyo Suisan Kaisha Ltd.	31,900	1,237,283
TSURUHA HOLDINGS, Inc.	13,200	1,374,416
Unicharm Corp.	145,100	2,841,463
Yakult Honsha Co. Ltd.	31,600	1,552,391
Yamazaki Baking Co. Ltd.	47,400	1,164,721

		86,286,642

Energy — 0.8%
Idemitsu Kosan Co. Ltd. (a)	28,600	572,852
INPEX Corp.	334,300	2,755,066
JX Holdings, Inc.	791,600	3,095,343
Showa Shell Sekiyu KK	67,700	687,179
TonenGeneral Sekiyu KK	111,000	1,057,525

		8,167,965

Financials — 17.1%
Acom Co. Ltd.*(a)	139,500	769,716
AEON Financial Service Co. Ltd.	36,600	808,780
AEON Mall Co. Ltd.	39,850	526,487
Aozora Bank Ltd.	425,500	1,448,625
Bank of Kyoto Ltd.	134,000	885,790
Chiba Bank Ltd.	251,600	1,322,357
Chugoku Bank Ltd.	56,400	641,239
Concordia Financial Group Ltd.*	409,100	1,907,422
Credit Saison Co. Ltd.	54,500	1,039,455
Dai-ichi Life Insurance Co. Ltd.	381,200	5,027,702
Daito Trust Construction Co. Ltd.	25,700	3,735,418
Daiwa House Industry Co. Ltd.	210,100	6,103,686
Daiwa Securities Group, Inc.	586,320	3,421,502
Fukuoka Financial Group, Inc.	278,000	1,014,241
Hachijuni Bank Ltd.	142,200	629,232
Hiroshima Bank Ltd.	187,100	706,261

See Notes to Financial Statements.	106

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Financials (Continued)
Hulic Co. Ltd.	109,600	$1,087,736
Iyo Bank Ltd.	86,300	575,151
Japan Exchange Group, Inc.	194,840	2,656,869
Japan Post Bank Co. Ltd.	143,225	1,715,053
Japan Post Holdings Co. Ltd.	157,642	2,040,014
Japan Prime Realty Investment Corp. REIT	298	1,276,931
Japan Real Estate Investment Corp. REIT	471	2,760,455
Japan Retail Fund Investment Corp. REIT	888	2,066,534
Joyo Bank Ltd.	229,000	847,880
Kyushu Financial Group, Inc.	122,900	663,694
Mitsubishi Estate Co. Ltd.	450,600	8,705,998
Mitsubishi UFJ Financial Group, Inc.	4,585,800	22,934,177
Mitsubishi UFJ Lease & Finance Co. Ltd.	173,400	746,935
Mitsui Fudosan Co. Ltd.	320,800	7,884,203
Mizuho Financial Group, Inc.	8,503,340	13,392,175
MS&AD Insurance Group Holdings, Inc.	182,200	5,202,659
Nippon Building Fund, Inc. REIT	507	3,017,230
Nippon Prologis REIT, Inc. REIT	539	1,170,141
Nomura Holdings, Inc.	1,305,900	5,665,367
Nomura Real Estate Holdings, Inc.	44,600	801,902
Nomura Real Estate Master Fund, Inc. REIT	1,252	1,978,598
NTT Urban Development Corp.	41,100	411,984
ORIX Corp.	476,160	6,621,993
Resona Holdings, Inc.	780,100	2,968,656
SBI Holdings, Inc.	76,228	796,458
Seven Bank Ltd.	218,900	806,531
Shinsei Bank Ltd.	633,000	1,017,510
Shizuoka Bank Ltd.	199,000	1,489,782
Sompo Japan Nipponkoa Holdings, Inc.	126,950	3,583,742
Sony Financial Holdings, Inc.	65,800	805,156
Sumitomo Mitsui Financial Group, Inc.	483,100	15,779,769
Sumitomo Mitsui Trust Holdings, Inc.	1,169,900	4,074,867
Sumitomo Realty & Development Co. Ltd.	125,000	3,497,088
Suruga Bank Ltd.	64,000	1,433,910
T&D Holdings, Inc.	202,400	2,022,446
Tokio Marine Holdings, Inc.	245,200	8,500,680
Tokyo Tatemono Co. Ltd.	72,800	929,599
Tokyu Fudosan Holdings Corp.	181,200	1,197,800
United Urban Investment Corp. REIT	956	1,510,814
Yamaguchi Financial Group, Inc.	73,500	718,174

		175,344,574

Health Care — 8.5%
Alfresa Holdings Corp.	67,600	1,426,660
Astellas Pharma, Inc.	759,100	10,399,194
Chugai Pharmaceutical Co. Ltd.	80,200	2,820,960
CYBERDYNE, Inc.*	36,200	849,957
Daiichi Sankyo Co. Ltd.	224,500	5,223,500
Eisai Co. Ltd. (a)	90,700	5,633,581
Hisamitsu Pharmaceutical Co., Inc.	22,300	1,194,193
Hoya Corp.	145,000	5,115,952
Kyowa Hakko Kirin Co. Ltd.	93,300	1,701,955
M3, Inc.	69,100	1,987,479

	Number of Shares	Value
Health Care (Continued)
Medipal Holdings Corp.	61,600	$1,070,845
Miraca Holdings, Inc.	20,300	858,857
Mitsubishi Tanabe Pharma Corp.	83,000	1,396,388
Olympus Corp.	104,800	4,443,365
Ono Pharmaceutical Co. Ltd.	148,300	6,594,385
Otsuka Holdings Co. Ltd.	139,000	5,686,278
Santen Pharmaceutical Co. Ltd.	132,300	1,949,822
Shionogi & Co. Ltd.	107,300	6,043,528
Sumitomo Dainippon Pharma Co. Ltd.	56,000	820,265
Suzuken Co. Ltd.	27,850	900,375
Sysmex Corp.	56,200	4,110,895
Taisho Pharmaceutical Holdings Co. Ltd.	12,400	1,156,744
Takeda Pharmaceutical Co. Ltd.	255,700	11,076,831
Terumo Corp.	122,900	5,171,933

		87,633,942

Industrials — 19.5%
Amada Holdings Co. Ltd.	120,200	1,325,364
ANA Holdings, Inc.	410,000	1,199,250
Asahi Glass Co. Ltd.	363,000	2,202,881
Central Japan Railway Co.	51,898	9,199,962
Dai Nippon Printing Co. Ltd.	191,000	1,959,417
Daikin Industries Ltd.	84,300	7,229,086
East Japan Railway Co.	120,000	10,982,977
FANUC Corp.	70,320	10,782,802
Fuji Electric Co. Ltd.	220,000	890,053
Hankyu Hanshin Holdings, Inc.	434,200	2,983,936
Hino Motors Ltd.	92,100	944,829
Hitachi Construction Machinery Co. Ltd.	37,000	572,032
Hoshizaki Electric Co. Ltd.	18,300	1,753,402
IHI Corp.	504,000	1,301,702
ITOCHU Corp.	538,100	6,761,784
Japan Airlines Co. Ltd.	41,778	1,434,038
Japan Airport Terminal Co. Ltd. (a)	15,800	546,476
JGC Corp.	77,000	1,191,141
JTEKT Corp.	80,200	1,111,726
Kajima Corp.	323,000	2,202,240
Kamigumi Co. Ltd.	87,000	796,659
Kawasaki Heavy Industries Ltd.	494,000	1,539,080
Keihan Holdings Co. Ltd.	190,800	1,288,828
Keikyu Corp.	175,000	1,659,367
Keio Corp.	216,000	1,853,073
Keisei Electric Railway Co. Ltd.	103,000	1,384,061
Kintetsu Group Holdings Co. Ltd.	642,000	2,585,741
Komatsu Ltd.	332,000	5,733,959
Kubota Corp.	380,500	5,602,612
Kurita Water Industries Ltd.	36,300	851,322
LIXIL Group Corp.	92,400	1,670,518
Mabuchi Motor Co. Ltd.	19,500	922,743
Makita Corp.	41,500	2,690,838
Marubeni Corp.	582,300	2,802,255
Minebea Co. Ltd.	118,100	948,128
Mitsubishi Corp.	543,300	9,650,708
Mitsubishi Electric Corp.	695,000	8,407,030
Mitsubishi Heavy Industries Ltd.	1,153,100	4,682,793
Mitsubishi Logistics Corp.	42,000	592,062

See Notes to Financial Statements.	107

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Industrials (Continued)
Mitsui & Co. Ltd.	613,700	$7,398,650
Mitsui OSK Lines Ltd.	407,000	926,211
Nabtesco Corp.	43,400	1,104,841
Nagoya Railroad Co. Ltd.	330,600	1,665,912
NGK Insulators Ltd.	96,000	2,114,453
Nidec Corp.	85,800	6,630,158
Nippon Express Co. Ltd.	299,000	1,290,667
Nippon Yusen KK	569,000	1,079,063
NSK Ltd.	164,600	1,464,135
Obayashi Corp.	228,700	2,410,195
Odakyu Electric Railway Co. Ltd.	220,000	2,392,017
Park24 Co. Ltd.	36,700	1,050,607
Recruit Holdings Co. Ltd.	101,700	3,466,993
Secom Co. Ltd.	75,000	5,882,287
Seibu Holdings, Inc.	61,500	1,160,189
Shimizu Corp.	197,700	1,771,061
SMC Corp.	20,600	5,255,339
Sohgo Security Services Co. Ltd.	25,700	1,267,187
Sumitomo Corp.	427,300	4,389,342
Sumitomo Heavy Industries Ltd.	218,000	1,061,110
Taisei Corp.	379,000	2,813,365
THK Co. Ltd.	42,800	810,508
Tobu Railway Co. Ltd.	341,000	1,733,716
Tokyu Corp.	387,000	3,320,088
Toppan Printing Co. Ltd.	196,000	1,773,531
Toshiba Corp.*(a)	1,436,000	3,548,016
TOTO Ltd.	49,350	1,876,223
Toyota Tsusho Corp.	75,900	1,795,801
West Japan Railway Co.	58,000	3,631,842
Yamato Holdings Co. Ltd. (a)	130,000	2,643,202

		199,963,584

Information Technology — 9.9%
Alps Electric Co. Ltd.	65,600	1,328,173
Brother Industries Ltd.	84,500	1,014,137
Canon, Inc.	383,700	11,129,674
FUJIFILM Holdings Corp.	157,300	6,395,129
Fujitsu Ltd.	661,000	2,674,204
GungHo Online Entertainment, Inc. (a)	147,330	428,412
Hamamatsu Photonics KK	49,600	1,352,707
Hirose Electric Co. Ltd.	11,210	1,392,962
Hitachi High-Technologies Corp.	21,800	635,878
Hitachi Ltd.	1,738,000	8,035,906
Kakaku.com, Inc.	52,600	997,517
Keyence Corp.	16,460	10,464,478
Konami Holdings Corp.	31,300	1,187,159
Konica Minolta, Inc.	158,600	1,369,229
Kyocera Corp.	115,400	5,773,387
Mixi, Inc.	15,800	610,683
Murata Manufacturing Co. Ltd.	68,800	8,045,875
NEC Corp.	937,000	2,208,489
Nexon Co. Ltd.	62,500	1,028,920
Nintendo Co. Ltd.	40,841	6,067,047
Nippon Electric Glass Co. Ltd.	149,000	718,526
Nomura Research Institute Ltd.	43,620	1,648,528
NTT Data Corp.	45,400	2,345,130
Obic Co. Ltd.	23,200	1,263,340

	Number of Shares	Value
Information Technology (Continued)
Omron Corp.	69,600	$2,243,843
Oracle Corp. Japan	14,300	760,618
OTSUKA Corp.	19,600	929,245
Ricoh Co. Ltd.	250,600	2,186,116
Rohm Co. Ltd.	32,400	1,385,416
Seiko Epson Corp.	97,500	1,757,439
Shimadzu Corp.	94,000	1,434,596
TDK Corp.	43,300	2,533,833
Tokyo Electron Ltd.	56,400	4,187,662
Trend Micro, Inc.	40,400	1,466,637
Yahoo Japan Corp. (a)	500,700	2,251,760
Yaskawa Electric Corp.	85,000	1,077,708
Yokogawa Electric Corp.	82,600	954,784

		101,285,147

Materials — 5.5%
AIR WATER, Inc.	62,500	979,252
Asahi Kasei Corp.	453,300	3,041,103
Daicel Corp.	101,900	1,273,577
Hitachi Chemical Co. Ltd.	34,400	644,602
Hitachi Metals Ltd.	76,700	824,247
JFE Holdings, Inc.	187,800	2,529,496
JSR Corp.	64,100	943,541
Kaneka Corp.	110,000	876,146
Kansai Paint Co. Ltd.	83,000	1,681,212
Kobe Steel Ltd.	1,087,000	981,623
Kuraray Co. Ltd.	125,700	1,670,930
Maruichi Steel Tube Ltd.	17,600	588,071
Mitsubishi Chemical Holdings Corp.	478,900	2,440,883
Mitsubishi Gas Chemical Co., Inc.	145,000	823,633
Mitsubishi Materials Corp.	384,000	1,109,676
Mitsui Chemicals, Inc.	331,000	1,246,462
Nippon Paint Holdings Co. Ltd. (a)	58,500	1,669,391
Nippon Steel & Sumitomo Metal Corp.	290,514	6,007,830
Nitto Denko Corp.	58,200	3,830,946
Oji Holdings Corp.	306,000	1,260,089
Shin-Etsu Chemical Co. Ltd.	142,800	8,340,908
Sumitomo Chemical Co. Ltd.	566,000	2,596,541
Sumitomo Metal Mining Co. Ltd.	185,000	1,909,559
Taiheiyo Cement Corp.	420,000	1,107,509
Taiyo Nippon Sanso Corp.	58,500	526,703
Teijin Ltd.	336,000	1,183,366
Toray Industries, Inc.	528,000	4,573,123
Toyo Seikan Group Holdings Ltd.	57,500	1,215,582

		55,876,001

Telecommunication Services — 6.1%
KDDI Corp.	677,452	19,803,243
Nippon Telegraph & Telephone Corp.	248,800	10,908,241
NTT DOCOMO, Inc.	514,300	12,906,847
SoftBank Group Corp.	345,400	19,426,118

		63,044,449

Utilities — 2.2%
Chubu Electric Power Co., Inc.	226,800	3,101,897
Chugoku Electric Power Co., Inc.	103,900	1,303,266
Electric Power Development Co. Ltd.	51,200	1,327,450
Hokuriku Electric Power Co.	63,200	790,464

See Notes to Financial Statements.	108

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Utilities (Continued)
Kansai Electric Power Co., Inc.*	249,300	$2,417,918
Kyushu Electric Power Co., Inc.*	148,900	1,512,733
Osaka Gas Co. Ltd.	666,000	2,501,973
Shikoku Electric Power Co., Inc.	63,100	752,744
Toho Gas Co. Ltd.	152,000	1,128,315
Tohoku Electric Power Co., Inc.	158,600	2,048,115
Tokyo Electric Power Co. Holdings, Inc.*	509,200	2,395,748
Tokyo Gas Co. Ltd.	732,000	2,960,788

		22,241,411

TOTAL COMMON STOCKS (Cost $1,061,970,356)		1,007,277,628

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 1.1%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $11,076,100)	11,076,100	$11,076,100

TOTAL INVESTMENTS — 99.3% (Cost $1,073,046,456)†		$1,018,353,728
Other assets and liabilities, net — 0.7%		7,808,147

NET ASSETS — 100.0%		$1,026,161,875

*	Non-income producing security.
†	The cost for federal income tax purposes was $1,099,204,830. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $80,851,102. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,146,191 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $128,997,293
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $10,567,555, which is 1.0% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT:	Real Estate Investment Trust

At May 31, 2016, open future contract purchased was as follows:

Contract Description	Currency	Number of Contracts	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
TOPIX Index Futures	JPY	17	$2,113,966	6/09/2016	$(9,271)

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/3/2016	JPY	10,323,491,276	USD	96,541,678	$3,303,694
Canadian Imperial Bank of Commerce	6/3/2016	JPY	1,665,730,000	USD	15,579,218	534,956
Canadian Imperial Bank of Commerce	6/3/2016	JPY	20,591,496,359	USD	192,579,777	6,604,939
JP Morgan & Chase Co.	6/3/2016	JPY	31,742,397,155	USD	296,813,259	10,127,577
RBC Capital Markets	6/3/2016	JPY	6,083,149,527	USD	56,888,018	1,947,244
State Street Bank & Trust Co.	6/3/2016	JPY	27,920,699,440	USD	261,113,891	8,944,380
The Bank of New York Mellon	6/3/2016	JPY	1,081,161,418	USD	10,110,464	345,811
The Bank of Nova Scotia	6/3/2016	JPY	18,006,601,957	USD	168,383,568	5,754,547
Bank of Montreal	6/3/2016	USD	96,541,678	JPY	10,706,713,468	157,429
Canadian Imperial Bank of Commerce	6/3/2016	USD	198,618,751	JPY	22,027,812,524	328,368
Canadian Imperial Bank of Commerce	6/3/2016	USD	9,540,245	JPY	1,020,046,000	(327,563)
JP Morgan & Chase Co.	6/3/2016	USD	5,152,828	JPY	556,171,000	(129,696)
JP Morgan & Chase Co.	6/3/2016	USD	291,660,431	JPY	32,346,600,090	482,190
RBC Capital Markets	6/3/2016	USD	33,665,681	JPY	3,733,692,303	55,658
RBC Capital Markets	6/3/2016	USD	1,594,706	JPY	170,735,500	(52,686)
RBC Capital Markets	6/3/2016	USD	21,627,631	JPY	2,381,811,000	(115,988)
State Street Bank & Trust Co.	6/3/2016	USD	1,500,000	JPY	165,178,800	(8,166)
State Street Bank & Trust Co.	6/3/2016	USD	5,152,561	JPY	556,171,000	(129,428)
State Street Bank & Trust Co.	6/3/2016	USD	21,628,192	JPY	2,381,811,000	(116,549)
State Street Bank & Trust Co.	6/3/2016	USD	1,594,745	JPY	170,735,500	(52,724)
State Street Bank & Trust Co.	6/3/2016	USD	6,344,760	JPY	687,286,500	(137,441)

See Notes to Financial Statements.	109

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	6/3/2016	USD	224,893,633	JPY	24,941,333,601	$367,339
The Bank of New York Mellon	6/3/2016	USD	11,797	JPY	1,286,000	(182)
The Bank of New York Mellon	6/3/2016	USD	1,700,000	JPY	187,637,500	(5,327)
The Bank of New York Mellon	6/3/2016	USD	314,604	JPY	34,241,000	(5,352)
The Bank of New York Mellon	6/3/2016	USD	160,610	JPY	17,673,000	(994)
The Bank of New York Mellon	6/3/2016	USD	7,426,365	JPY	823,596,458	12,056
The Bank of New York Mellon	6/3/2016	USD	457,840	JPY	50,000,000	(6,259)
The Bank of New York Mellon	6/3/2016	USD	39,248	JPY	4,186,000	(1,441)
The Bank of Nova Scotia	6/3/2016	USD	6,345,089	JPY	687,286,500	(137,770)
The Bank of Nova Scotia	6/3/2016	USD	162,038,478	JPY	17,970,877,436	267,891
Bank of Montreal	7/5/2016	JPY	10,694,887,112	USD	96,541,678	(166,411)
Canadian Imperial Bank of Commerce	7/5/2016	JPY	170,724,000	USD	1,544,657	892
Canadian Imperial Bank of Commerce	7/5/2016	JPY	22,002,985,180	USD	198,618,751	(342,363)
Canadian Imperial Bank of Commerce	7/5/2016	JPY	20,416,000	USD	184,291	(320)
JP Morgan & Chase Co.	7/5/2016	JPY	32,311,455,008	USD	291,660,431	(514,609)
RBC Capital Markets	7/5/2016	JPY	3,729,534,591	USD	33,665,681	(58,487)
State Street Bank & Trust Co.	7/5/2016	JPY	24,912,614,684	USD	224,893,633	(377,689)
The Bank of New York Mellon	7/5/2016	JPY	822,674,104	USD	7,426,365	(12,633)
The Bank of Nova Scotia	7/5/2016	JPY	17,950,541,607	USD	162,038,478	(278,576)

Total net unrealized appreciation						$36,256,317

Currency Abbreviations

JPY	Japanese Yen
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$1,007,277,628	$—	$—	$1,007,277,628
Short-Term Investments	11,076,100	—	—	11,076,100
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	39,234,971	—	39,234,971

TOTAL	$1,018,353,728	$39,234,971	$—	$1,057,588,699

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Futures Contracts	$(9,271)	$—	$—	$(9,271)
Forward Foreign Currency Exchange Contracts	—	(2,978,654)	—	(2,978,654)

TOTAL	$(9,271)	$(2,978,654)	$—	$(2,987,925)

(d)	See Schedule of investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	110

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Mexico Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.6%
Consumer Discretionary — 10.5%
Alsea SAB de CV	13,960	$53,021
Consorcio ARA SAB de CV	29,102	10,012
Corpovael SA de CV	2,600	2,175
El Puerto de Liverpool SAB de CV, Class C1	5,181	55,704
Grupo Famsa SAB de CV, Class A*	11,020	4,580
Grupo Televisa SAB, Series CPO	57,663	307,673
Hoteles City Express SAB de CV*	9,600	10,455
Rassini SAB de CV, Class Series CP	500	2,159
TV Azteca SAB de CV	53,401	6,047

		451,826

Consumer Staples — 29.1%
Arca Continental SAB de CV	10,932	72,658
Coca-Cola Femsa SAB de CV, Series L	10,070	80,705
Fomento Economico Mexicano SAB de CV	44,120	398,584
Gruma SAB de CV, Class B	5,213	74,938
Grupo Bimbo SAB de CV, Series A	43,186	127,311
Grupo Comercial Chedraui SA de CV	9,486	23,694
Grupo Herdez SAB de CV	7,700	16,229
Grupo Lala SAB de CV	17,449	41,947
Industrias Bachoco SAB de CV, Series B	5,620	23,130
Kimberly-Clark de Mexico SAB de CV, Class A	40,559	96,339
La Comer SAB de CV*	12,557	13,076
Wal-Mart de Mexico SAB de CV	123,038	285,584

		1,254,195

Financials — 21.2%
Banregio Grupo Financiero SAB de CV	6,640	36,307
Bolsa Mexicana de Valores SAB de CV	12,640	19,792
Concentradora Fibra Hotelera Mexicana SA de CV REIT	14,840	11,691
Corp. Inmobiliaria Vesta SAB de CV	16,820	24,596
Credito Real SAB de CV, SOFOM, ER	6,652	13,858
Fibra Shop Portafolios Inmobiliarios SAPI de CV REIT	12,740	11,148
Fibra Uno Administracion SA de CV REIT	62,553	135,431
Gentera SAB de CV	29,147	53,077
Grupo Financiero Banorte SAB de CV, Class O	58,879	307,877
Grupo Financiero Inbursa SAB de CV, Class O	61,547	102,641
Grupo Financiero Interacciones SA de CV, Class O	2,700	13,884
Grupo Financiero Santander Mexico SAB de CV, Class B	48,883	88,328
Grupo GICSA SA de CV*	4,700	3,384
Macquarie Mexico Real Estate Management SA de CV REIT*	23,921	30,172
PLA Administradora Industrial S de RL de CV REIT*	17,940	29,860

	Number of Shares	Value
Financials (Continued)
Prologis Property Mexico SA de CV REIT*	11,640	$17,526
Qualitas Controladora SAB de CV	8,060	11,088
Unifin Financiera SAB de CV SOFOM ENR	1,500	4,027

		914,687

Health Care — 0.6%
Genomma Lab Internacional SAB de CV, Class B*	26,552	27,003

Industrials — 13.5%
Alfa SAB de CV, Class A	73,710	129,235
Controladora Vuela Cia de Aviacion SAB de CV, Class A*	13,280	25,744
Elementia SAB de CV, 144A*	4,000	4,891
Empresas ICA SAB de CV*	26,441	3,696
Grupo Aeromexico SAB de CV*	11,820	24,394
Grupo Aeroportuario del Centro Norte SAB de CV	6,380	36,603
Grupo Aeroportuario del Pacifico SAB de CV, Class B	8,370	84,617
Grupo Aeroportuario del Sureste SAB de CV, Class B*	5,640	88,936
Grupo Carso SAB de CV, Series A1	15,427	65,280
Grupo Rotoplas SAB de CV	6,880	12,324
OHL Mexico SAB de CV*	21,732	27,352
Promotora y Operadora de Infraestructura SAB de CV	6,691	79,944

		583,016

Materials — 12.8%
Cemex SAB de CV, Series CPO*	301,631	191,699
Grupo Mexico SAB de CV, Series B	86,896	192,514
Grupo Simec SAB de CV, Series B*	4,040	11,798
Industrias CH SAB de CV, Series B*	4,738	19,333
Industrias Penoles SAB de CV	3,890	62,044
Mexichem SAB de CV	28,693	60,365
Minera Frisco SAB de CV, Class A1*	23,949	14,066

		551,819

Telecommunication Services — 11.9%
America Movil SAB de CV, Series L	779,503	476,822
Axtel SAB de CV*	27,361	9,562
Telesites SAB de CV*	38,985	25,135

		511,519

TOTAL COMMON STOCKS (Cost $5,185,243)		4,294,065

TOTAL INVESTMENTS — 99.6% (Cost $5,185,243)†		$4,294,065
Other assets and liabilities, net — 0.4%		16,380

NET ASSETS — 100.0%		$4,310,445

*	Non-income producing security.
†	The cost for federal income tax purposes was $5,306,208. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $1,012,143. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $129,551 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,141,694.

See Notes to Financial Statements.	111

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Mexico Hedged Equity ETF (Continued)

May 31, 2016

CPO:	Ordinary Participation Certificates
REIT:	Real Estate Investment Trust
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/3/2016	MXN	51,173	USD	2,779	$7
Bank of Montreal	6/3/2016	MXN	30,564,798	USD	1,778,652	123,222
Bank of Montreal	6/3/2016	MXN	269,000	USD	15,614	1,045
JP Morgan & Chase Co.	6/3/2016	MXN	45,190,647	USD	2,629,948	182,362
Bank of Montreal	6/3/2016	USD	1,713,917	MXN	31,564,281	(4,353)
Bank of Montreal	6/3/2016	USD	6,786	MXN	116,621	(470)
Bank of Montreal	6/3/2016	USD	63,563	MXN	1,092,000	(4,418)
Bank of Montreal	6/3/2016	USD	10,000	MXN	176,060	(464)
JP Morgan & Chase Co.	6/3/2016	USD	2,629,948	MXN	48,404,185	(8,313)
The Bank of New York Mellon	6/3/2016	USD	2,779	MXN	50,000	(71)
Bank of Montreal	7/5/2016	MXN	31,676,268	USD	1,713,917	4,652
Bank of Montreal	7/5/2016	MXN	337,000	USD	18,236	51
Bank of Montreal	7/5/2016	MXN	295,000	USD	15,971	53
JP Morgan & Chase Co.	7/5/2016	MXN	48,575,000	USD	2,629,948	8,820
Bank of Montreal	7/5/2016	USD	2,779	MXN	51,354	(8)

Total net unrealized appreciation						$302,115

Currency Abbreviations

MXN	Mexican Peso
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$4,290,369	$—	$3,696	$4,294,065
Derivatives (b)
Forward Foreign Currency Exchange Contracts	—	320,212	—	320,212

TOTAL	$4,290,369	$320,212	$3,696	$4,614,277

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Exchange Contracts	$—	$(18,097)	$—	$(18,097)

TOTAL	$—	$(18,097)	$—	$(18,097)

(a)	See Schedule of investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

During the year ended May 31, 2016, the amount of transfers between Level 1 and Level 3 was $23,595. Investments were transferred from Level 1 to Level 3 as a result of a halt in trading on a securities exchange.

Transfers between price levels are recognized at the beginning of the reporting period.

See Notes to Financial Statements.	112

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI South Korea Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 95.0%
Consumer Discretionary — 14.2%
Cheil Worldwide, Inc.	19,964	$272,206
CJ E&M Corp.	4,112	259,803
Coway Co. Ltd.	12,214	1,055,581
Hankook Tire Co. Ltd.	17,024	731,355
Hanon Systems	45,326	469,690
Hanssem Co. Ltd.	2,306	356,987
Hotel Shilla Co. Ltd.	7,753	428,698
Hyundai Department Store Co. Ltd.	3,633	403,904
Hyundai Mobis Co. Ltd.	15,117	3,234,465
Hyundai Motor Co.	33,937	3,972,320
Hyundai Wia Corp.	3,934	305,662
Kangwon Land, Inc.	26,686	952,752
Kia Motors Corp.	58,408	2,286,234
LG Electronics, Inc.	23,882	1,124,165
Lotte Shopping Co. Ltd.	2,582	495,039
Paradise Co. Ltd.	11,780	170,997
Shinsegae Co. Ltd.	1,701	296,155

		16,816,013

Consumer Staples — 9.8%
Amorepacific Corp.	7,133	2,498,764
AMOREPACIFIC Group	6,399	896,655
BGF Retail Co. Ltd.	2,166	398,923
CJ CheilJedang Corp.	1,837	589,573
Dongsuh Cos., Inc.	7,507	209,753
E-MART, Inc.	4,815	735,300
GS Retail Co. Ltd.	5,837	259,085
KT&G Corp.	25,882	2,768,883
LG Household & Health Care Ltd.	2,095	1,856,285
Lotte Chilsung Beverage Co. Ltd.	133	216,719
Lotte Confectionery Co. Ltd.	1,409	256,547
Orion Corp.	828	673,905
Ottogi Corp.	258	183,574

		11,543,966

Energy — 2.7%
GS Holdings	11,941	525,011
SK Innovation Co. Ltd.	14,337	1,966,857
S-Oil Corp.	10,341	745,336

		3,237,204

Financials — 13.2%
BNK Financial Group, Inc.	62,523	459,034
DGB Financial Group, Inc.	40,911	318,212
Dongbu Insurance Co. Ltd.	10,909	667,282
Hana Financial Group, Inc.	66,499	1,442,356
Hanwha Life Insurance Co. Ltd.	53,545	287,089
Hyundai Marine & Fire Insurance Co. Ltd.	14,960	396,657
Industrial Bank of Korea	60,130	575,165
KB Financial Group, Inc.	85,713	2,452,436
Korea Investment Holdings Co. Ltd.	9,295	348,231
Mirae Asset Daewoo Co. Ltd.	43,164	287,205
Mirae Asset Securities Co. Ltd.	16,177	318,301
NH Investment & Securities Co. Ltd.	35,111	267,501
Samsung Card Co. Ltd.	8,698	279,886
Samsung Fire & Marine Insurance Co. Ltd.	7,783	1,815,467

	Number of Shares	Value
Financials (Continued)
Samsung Life Insurance Co. Ltd.	17,851	$1,557,731
Samsung Securities Co. Ltd.	13,590	406,514
Shinhan Financial Group Co. Ltd.	94,686	3,142,164
Woori Bank	73,430	613,046

		15,634,277

Health Care — 2.4%
Celltrion, Inc.*	16,654	1,384,806
Hanmi Pharm. Co. Ltd.	1,147	609,205
Hanmi Science Co. Ltd.	2,537	327,822
Yuhan Corp.	1,856	493,667

		2,815,500

Industrials — 10.6%
CJ Corp.	3,361	611,963
CJ Korea Express Corp.*	1,697	304,714
Daelim Industrial Co. Ltd.	6,580	448,862
Daewoo Engineering & Construction Co. Ltd.*	28,967	141,700
Doosan Heavy Industries & Construction Co. Ltd.	12,855	261,565
GS Engineering & Construction Corp.*	12,503	310,529
Hanwha Corp.	10,975	354,537
Hyundai Development Co.-Engineering & Construction	13,284	499,348
Hyundai Engineering & Construction Co. Ltd.	17,463	501,120
Hyundai Glovis Co. Ltd.	4,123	629,624
Hyundai Heavy Industries Co. Ltd.*	9,527	875,320
KCC Corp.	1,360	461,588
KEPCO Plant Service & Engineering Co. Ltd.	5,189	306,080
Korea Aerospace Industries Ltd.	13,335	748,541
Korean Air Lines Co. Ltd.*	8,793	204,368
LG Corp.	21,289	1,177,165
Posco Daewoo Corp.	11,855	234,752
S-1 Corp.	4,578	384,125
Samsung C&T Corp.	16,801	1,691,660
Samsung Heavy Industries Co. Ltd.*	36,531	292,420
SK Holdings Co. Ltd.	10,133	1,947,019
SK Networks Co. Ltd.	29,722	153,872

		12,540,872

Information Technology — 30.4%
Kakao Corp.	6,652	573,775
LG Display Co. Ltd.	52,550	1,137,599
LG Innotek Co. Ltd.	3,377	246,234
NAVER Corp.	6,218	3,756,469
NCSoft Corp.	3,866	780,142
Samsung Electro-Mechanics Co. Ltd.	13,781	603,598
Samsung Electronics Co. Ltd.	21,579	23,393,244
Samsung SDI Co. Ltd.	12,438	1,174,085
Samsung SDS Co. Ltd.	7,698	1,182,022
SK Hynix, Inc.	129,188	3,111,005

		35,958,173

See Notes to Financial Statements.	113

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI South Korea Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Materials — 7.6%
Hanwha Chemical Corp.	24,589	$492,069
Hyosung Corp.	5,308	523,318
Hyundai Steel Co.	18,224	747,737
Korea Zinc Co. Ltd.	1,944	765,823
Kumho Petrochemical Co. Ltd.	3,931	210,436
LG Chem Ltd.	10,285	2,338,677
Lotte Chemical Corp.	3,501	834,271
OCI Co. Ltd.*	4,119	338,354
POSCO	15,469	2,699,741

		8,950,426

Telecommunication Services — 1.3%
KT Corp.	7,998	215,419
LG Uplus Corp.	50,851	492,808
SK Telecom Co. Ltd.	4,451	829,100

		1,537,327

Utilities — 2.8%
Korea Electric Power Corp.	56,961	3,006,249
Korea Gas Corp.	7,147	238,373

		3,244,622

TOTAL COMMON STOCKS (Cost $103,240,051)		112,278,380

	Number of Shares	Value
PREFERRED STOCKS — 4.0%
Consumer Discretionary — 1.0%
Hyundai Motor Co.	5,604	$465,981
Hyundai Motor Co. — 2nd Preferred	8,592	756,973

		1,222,954

Consumer Staples — 0.6%
Amorepacific Corp.	1,961	411,352
LG Household & Health Care Ltd.	500	253,818

		665,170

Information Technology — 2.2%
Samsung Electronics Co. Ltd.	2,873	2,560,099

Materials — 0.2%
LG Chem Ltd.	1,860	305,890

TOTAL PREFERRED STOCKS (Cost $4,306,222)		4,754,113

TOTAL INVESTMENTS — 99.0% (Cost $107,546,273)†		$117,032,493
Other assets and liabilities, net — 1.0%		1,128,772

NET ASSETS — 100.0%		$118,161,265

*	Non-income producing security.
†	The cost for federal income tax purposes was $129,612,302. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $12,579,809. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,760,577 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,340,386.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/3/2016	KRW	11,581,211,000	USD	9,728,023	$11,224
JP Morgan & Chase Co.	6/3/2016	KRW	83,833,949,340	USD	73,140,769	2,802,912
RBC Capital Markets	6/3/2016	KRW	5,157,037,500	USD	4,513,423	186,597
State Street Bank & Trust Co.	6/3/2016	KRW	60,451,489,500	USD	52,902,327	2,182,681
Bank of Montreal	6/3/2016	USD	10,135,840	KRW	11,581,211,000	(419,042)
JP Morgan & Chase Co.	6/3/2016	USD	70,448,697	KRW	83,833,949,340	(110,840)
RBC Capital Markets	6/3/2016	USD	4,335,211	KRW	5,157,037,500	(8,385)
State Street Bank & Trust Co.	6/3/2016	USD	49,190,075	KRW	58,513,561,500	(96,377)
State Street Bank & Trust Co.	6/3/2016	USD	135,450	KRW	155,253,000	(5,191)
State Street Bank & Trust Co.	6/3/2016	USD	1,560,055	KRW	1,782,675,000	(64,366)
JP Morgan & Chase Co.	7/6/2016	KRW	83,833,949,340	USD	70,380,682	89,688
RBC Capital Markets	7/6/2016	KRW	5,157,037,500	USD	4,325,793	1,849
State Street Bank & Trust Co.	7/6/2016	KRW	58,513,561,500	USD	49,153,712	92,724
Bank of Montreal	7/6/2016	USD	9,719,858	KRW	11,581,211,000	(9,534)
State Street Bank & Trust Co.	7/6/2016	USD	1,936,195	KRW	2,304,885,000	(3,652)

Total net unrealized appreciation						$4,650,288

Currency Abbreviations

KRW	South Korean Won
USD	U.S. Dollar

See Notes to Financial Statements.	114

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI South Korea Hedged Equity ETF (Continued)

May 31, 2016

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$112,278,380	$—	$—	$112,278,380
Preferred Stocks (a)	4,754,113	—	—	4,754,113
Derivatives (b)
Forward Foreign Currency Exchange Contracts	—	5,367,675	—	5,367,675

TOTAL	$117,032,493	$5,367,675	$—	$122,400,168

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Exchange Contracts	$—	$(717,387)	$—	$(717,387)

TOTAL	$—	$(717,387)	$—	$(717,387)

(a)	See Schedule of investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

See Notes to Financial Statements.	115

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 98.5%
Consumer Discretionary — 10.3%
Barratt Developments PLC	2,334	$20,012
Berkeley Group Holdings PLC	304	14,420
Burberry Group PLC	1,035	16,100
Carnival PLC	442	21,823
Compass Group PLC	3,825	71,299
Dixons Carphone PLC	2,279	14,523
GKN PLC	3,992	15,894
InterContinental Hotels Group PLC	434	16,727
ITV PLC	8,443	26,267
Kingfisher PLC	5,307	28,224
Marks & Spencer Group PLC	3,774	20,755
Merlin Entertainments PLC, 144A	1,661	10,166
Next PLC	333	26,237
Pearson PLC	1,912	23,220
Persimmon PLC	717	21,829
RELX PLC	2,576	46,637
Sky PLC	2,402	33,520
Taylor Wimpey PLC	7,580	22,550
TUI AG	1,161	17,774
Whitbread PLC	424	25,866
William Hill PLC	2,070	9,327
WPP PLC	3,012	69,450

		572,620

Consumer Staples — 19.7%
Associated British Foods PLC	828	35,305
British American Tobacco PLC	4,337	263,697
Coca-Cola HBC AG CDI	420	8,170
Diageo PLC	5,855	158,620
Imperial Brands PLC	2,230	121,474
J Sainsbury PLC	3,136	12,195
Reckitt Benckiser Group PLC	1,479	147,270
SABMiller PLC	2,262	140,695
Tate & Lyle PLC	1,092	9,940
Tesco PLC*	18,942	45,295
Unilever PLC	2,986	136,058
Wm Morrison Supermarkets PLC (a)	5,167	14,833

		1,093,552

Energy — 12.1%
BP PLC	43,012	222,554
Petrofac Ltd. (a)	607	6,840
Royal Dutch Shell PLC, Class A	9,795	235,143
Royal Dutch Shell PLC, Class B	8,714	209,571

		674,108

Financials — 21.4%
3i Group PLC	2,266	18,428
Aberdeen Asset Management PLC (a)	2,169	8,768
Admiral Group PLC	491	13,995
Aviva PLC	9,420	61,368
Barclays PLC	39,106	103,310
British Land Co. PLC REIT	2,275	24,383
Direct Line Insurance Group PLC	3,203	17,410
Hammerson PLC REIT	1,827	15,321
Hargreaves Lansdown PLC	609	11,899

	Number of Shares	Value
Financials (Continued)
HSBC Holdings PLC	45,806	$295,260
ICAP PLC	1,302	8,147
Intu Properties PLC REIT	2,213	9,606
Investec PLC	1,436	9,750
Land Securities Group PLC REIT	1,839	31,057
Legal & General Group PLC	13,841	47,992
Lloyds Banking Group PLC	149,465	155,907
London Stock Exchange Group PLC	729	28,878
Old Mutual PLC	11,482	29,618
Provident Financial PLC	342	14,424
Prudential PLC	5,985	119,624
Royal Bank of Scotland Group PLC*	8,091	28,886
RSA Insurance Group PLC	2,369	16,813
Schroders PLC	315	12,364
Segro PLC REIT	1,750	11,099
St James’s Place PLC	1,222	16,416
Standard Chartered PLC	7,627	58,470
Standard Life PLC	4,589	22,538

		1,191,731

Health Care — 9.9%
AstraZeneca PLC	2,941	171,577
GlaxoSmithKline PLC	11,331	237,143
Hikma Pharmaceuticals PLC	300	9,985
Mediclinic International PLC	863	10,831
Shire PLC	1,378	85,022
Smith & Nephew PLC	2,083	35,358

		549,916

Industrials — 6.9%
Aggreko PLC	602	9,800
Ashtead Group PLC	1,172	16,567
Babcock International Group PLC	586	8,801
BAE Systems PLC	7,368	51,607
Bunzl PLC	784	23,210
Capita PLC	1,553	23,933
Cobham PLC (a)	2,677	6,320
DCC PLC	200	18,220
easyJet PLC	373	8,282
Experian PLC	2,233	42,238
G4S PLC	3,632	9,832
IMI PLC	639	9,301
Intertek Group PLC	378	17,174
Meggitt PLC	1,814	10,194
Rolls-Royce Holdings PLC*	4,278	38,354
Rolls-Royce Holdings PLC, Class C*	305,353	442
Rolls-Royce Holdings PLC — Entitlement*	309,844	449
Royal Mail PLC	2,096	16,423
Smiths Group PLC	920	14,951
Travis Perkins PLC	579	16,126
Weir Group PLC	500	8,683
Wolseley PLC	593	34,793

		385,700

Information Technology — 1.7%
ARM Holdings PLC	3,284	46,946
Auto Trader Group PLC, 144A	2,329	13,257

See Notes to Financial Statements.	116

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Information Technology (Continued)
Sage Group PLC	2,512	$22,302
Worldpay Group PLC, 144A*	3,261	13,088

		95,593

Materials — 5.7%
Anglo American PLC	3,261	28,343
Antofagasta PLC (a)	923	5,735
BHP Billiton PLC	4,914	58,574
Croda International PLC	306	13,030
Fresnillo PLC (b)	517	7,555
Glencore PLC*	28,469	54,057
Johnson Matthey PLC	453	18,922
Mondi PLC	854	16,649
Randgold Resources Ltd.	218	18,313
Rexam PLC (a)	1,641	14,938
Rio Tinto PLC	2,877	80,942

		317,058

Telecommunication Services — 6.2%
BT Group PLC	19,702	126,355
Inmarsat PLC	1,046	10,900
Vodafone Group PLC	61,790	206,596

		343,851

	Number of Shares	Value
Utilities — 4.6%
Centrica PLC	12,624	$37,263
National Grid PLC	8,715	127,107
Severn Trent PLC	547	18,158
SSE PLC	2,341	51,944
United Utilities Group PLC	1,588	22,310

		256,782

TOTAL COMMON STOCKS (Cost $6,021,154)		5,480,911

SECURITIES LENDING COLLATERAL — 1.0%
Daily Assets Fund “Capital Shares”, 0.48% (c)(d) (Cost $58,288)	58,288	58,288

TOTAL INVESTMENTS — 99.5% (Cost $6,079,442)†		$5,539,199
Other assets and liabilities, net — 0.5%		24,145

NET ASSETS — 100.0%		$5,563,344

*	Non-income producing security.
†	The cost for federal income tax purposes was $6,255,363. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $716,164. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $309,052 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,025,216.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $46,362, which is 0.8% of net assets.
(b)	Listed on London Stock Exchange.
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CDI:	Chess Depositary Interest
REIT:	Real Estate Investment Trust
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	GBP	1,927,563	USD	2,823,832	$32,042
Bank of Montreal	6/2/2016	GBP	1,236	USD	1,799	9
Bank of Montreal	6/2/2016	GBP	20,000	USD	29,246	279
Bank of Montreal	6/2/2016	GBP	109,000	USD	159,678	1,808
JP Morgan & Chase Co.	6/2/2016	GBP	1,807,780	USD	2,648,316	30,015
The Bank of New York Mellon	6/2/2016	GBP	17,200	USD	25,021	109
Bank of Montreal	6/2/2016	USD	1,411	GBP	963	(16)
Bank of Montreal	6/2/2016	USD	3,011,345	GBP	2,068,942	(14,789)
JP Morgan & Chase Co.	6/2/2016	USD	2,648,316	GBP	1,819,524	(13,006)
The Bank of New York Mellon	6/2/2016	USD	723	GBP	500	2
The Bank of New York Mellon	6/2/2016	USD	26,097	GBP	18,000	(26)

See Notes to Financial Statements.	117

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	7/5/2016	GBP	2,068,509	USD	3,011,345	$14,607
JP Morgan & Chase Co.	7/5/2016	GBP	1,819,145	USD	2,648,316	12,842
Bank of Montreal	7/5/2016	USD	55,322	GBP	38,000	(270)
Bank of Montreal	7/5/2016	USD	1,799	GBP	1,235	(9)
Bank of Montreal	7/5/2016	USD	26,127	GBP	18,000	(50)

Total net unrealized appreciation						$63,547

Currency Abbreviations

GBP	Pound Sterling
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$5,480,911	$—	$—	$5,480,911
Short-Term Investments	58,288	—	—	58,288
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	91,713	—	91,713

TOTAL	$5,539,199	$91,713	$—	$5,630,912

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Exchange Contracts	$—	$(28,166)	$—	$(28,166)

TOTAL	$—	$(28,166)	$—	$(28,166)

(e)	See Schedule of investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

See Notes to Financial Statements.	118

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119

DBX ETF Trust

Statements of assets and liabilities

May 31, 2016

	Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	Deutsche X-trackers MSCI Brazil Hedged Equity ETF
Assets
Investments in non-affiliated securities at value	$67,157,703	$4,431,958	$3,152,350
Investment in affiliated securities at value (See Note 4)	99,464	—	—
Investment in Daily Assets Fund*	2,639,988	178,089	—
Cash	22,458	9,519	244
Foreign currency at value	79,686	6,832	4,419
Unrealized appreciation on forward foreign currency exchange contracts	2,306,671	149,463	186,692
Receivables:
Investment securities sold	1,803,308	81,369	21,887
Capital shares	1,367	—	—
Dividends	246,284	14,181	10,996
Securities lending income	5,991	142	—
Foreign tax reclaim	66,310	—	—

Total Assets	$74,429,230	$4,871,553	$3,376,588

Liabilities
Payable upon return of securities loaned	$2,639,988	$178,089	$—
Unrealized depreciation on forward foreign currency exchange contracts	225,579	50,128	55,934
Payables:
Investment securities purchased	3,667,191	186,792	144,260
Investment advisory fees	23,318	2,215	1,708

Total Liabilities	6,556,076	417,224	201,902

Net Assets, at value	$67,873,154	$4,454,329	$3,174,686

Net Assets Consist of
Paid-in capital	$74,240,159	$5,814,515	$9,467,552
Undistributed net investment income	767,934	9,022	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,132,365)	(971,431)	(5,954,465)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(2,002,574)	(397,777)	(338,401)

Net Assets, at value	$67,873,154	$4,454,329	$3,174,686

Number of Common Shares outstanding	3,000,001	200,001	350,800

Net Asset Value	$22.62	$22.27	$9.05

Investments in non-affiliated securities at cost	$71,185,970	$4,928,864	$3,620,969

Investments in affiliated securities at cost	$154,767	$—	$—

Value of securities loaned	$2,255,373	$174,144	$—

Investment in Daily Assets Fund at cost*	$2,639,988	$178,089	$—

Foreign currency at cost	$79,854	$6,898	$4,432

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	120

DBX ETF Trust

Statements of assets and liabilities (Continued)

May 31, 2016

	Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	Deutsche X-trackers MSCI Europe Hedged Equity ETF	Deutsche X-trackers MSCI Eurozone Hedged Equity ETF
Assets
Investments in non-affiliated securities at value	$128,767,105	$3,279,194,146	$82,640,712
Investment in affiliated securities at value (See Note 4)	—	10,421,441	490,996
Investment in Daily Assets Fund*	2,403,639	193,320,226	8,622,595
Cash	833,853	638,950	264,947
Foreign currency at value	219,862	1,135,046	81,028
Unrealized appreciation on forward foreign currency exchange contracts	4,273,009	95,241,545	2,785,348
Deposit with broker for futures contracts	45,000	—	—
Receivables:
Investment securities sold	3,704,346	7,848,500	763,367
Capital shares	—	90,200	128,920
Dividends	161,588	8,896,034	143,293
Securities lending income	2,071	702,032	18,571
Foreign tax reclaim	5,641	6,742,699	90,085

Total Assets	$140,416,114	$3,604,230,819	$96,029,862

Liabilities
Payable upon return of securities loaned	$2,403,639	$193,320,226	$8,622,595
Unrealized depreciation on forward foreign currency exchange contracts	900,391	9,025,947	478,986
Unrealized depreciation on futures contracts	18,180	—	—
Payables:
Investment securities purchased	6,675,593	90,379,421	3,580,604
Investment advisory fees	65,836	1,257,638	29,553

Total Liabilities	10,063,639	293,983,232	12,711,738

Net Assets, at value	$130,352,475	$3,310,247,587	$83,318,124

Net Assets Consist of
Paid-in capital	$162,379,977	$3,585,781,924	$87,967,668
Undistributed net investment income	549,614	79,275,760	1,737,099
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(17,491,097)	(125,125,526)	(5,302,582)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(15,086,019)	(229,684,571)	(1,084,061)

Net Assets, at value	$130,352,475	$3,310,247,587	$83,318,124

Number of Common Shares outstanding	7,000,800	129,050,001	3,250,001

Net Asset Value	$18.62	$25.65	$25.64

Investments in non-affiliated securities at cost	$147,205,018	$3,587,517,366	$85,787,173

Investments in affiliated securities at cost	$—	$17,852,881	$732,238

Value of securities loaned	$2,341,141	$169,842,726	$7,315,939

Investment in Daily Assets Fund at cost*	$2,403,639	$193,320,226	$8,622,595

Foreign currency at cost	$220,115	$1,135,924	$80,884

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	121

DBX ETF Trust

Statements of assets and liabilities (Continued)

May 31, 2016

	Deutsche X-trackers MSCI Germany Hedged Equity ETF	Deutsche X-trackers MSCI Japan Hedged Equity ETF	Deutsche X-trackers MSCI Mexico Hedged Equity ETF
Assets
Investments in non-affiliated securities at value	$106,382,231	$1,007,277,628	$4,294,065
Investment in affiliated securities at value (See Note 4)	2,496,049	—	—
Investment in Daily Assets Fund*	934,762	11,076,100	—
Cash	—	81,141	1,357
Foreign currency at value	1,372	897,075	13,432
Unrealized appreciation on forward foreign currency exchange contracts	3,548,626	39,234,971	320,212
Deposit with broker for futures contracts	75,740	118,130	—
Unrealized appreciation on future contracts	6,684	—	—
Receivables:
Investment securities sold	307,036	5,304,130	9,572
Dividends	193,322	8,823,476	111
Securities lending income	3,171	7,775	8
Foreign tax reclaim	831,580	2,427,129	—

Total Assets	$114,780,573	$1,075,247,555	$4,638,757

Liabilities
Due to custodian	$19,949	$—	$—
Payable upon return of securities loaned	934,762	11,076,100	—
Unrealized depreciation on forward foreign currency exchange contracts	210,448	2,978,654	18,097
Unrealized depreciation on future contracts	—	9,271	—
Payables:
Investment securities purchased	3,586,217	34,629,942	308,381
Investment advisory fees	42,275	391,713	1,834

Total Liabilities	4,793,651	49,085,680	328,312

Net Assets, at value	$109,986,922	$1,026,161,875	$4,310,445

Net Assets Consist of
Paid-in capital	$133,152,045	$1,279,481,180	$4,928,630
Undistributed net investment income	2,512,500	14,091,038	61,484
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(11,057,613)	(249,227,630)	(90,467)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(14,620,010)	(18,182,713)	(589,202)

Net Assets, at value	$109,986,922	$1,026,161,875	$4,310,445

Number of Common Shares outstanding	4,700,800	29,900,800	200,001

Net Asset Value	$23.40	$34.32	$21.55

Investments in non-affiliated securities at cost	$122,199,289	$1,061,970,356	$5,185,243

Investments in affiliated securities at cost	$4,615,866	$—	$—

Value of securities loaned	$875,509	$10,567,555	$—

Investment in Daily Assets Fund at cost*	$934,762	$11,076,100	$—

Foreign currency at cost	$1,372	$899,139	$13,571

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	122

DBX ETF Trust

Statements of assets and liabilities (Continued)

May 31, 2016

	Deutsche X-trackers MSCI South Korea Hedged Equity ETF	Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF
Assets
Investments in non-affiliated securities at value	$117,032,493	$5,480,911
Investment in Daily Assets Fund*	—	58,288
Cash	461,449	604
Foreign currency at value	—	14,950
Unrealized appreciation on forward foreign currency exchange contracts	5,367,675	91,713
Receivables:
Investment securities sold	993,862	36,601
Dividends	—	31,971
Securities lending income	—	213

Total Assets	$123,855,479	$5,715,251

Liabilities
Payable upon return of securities loaned	$—	$58,288
Unrealized depreciation on forward foreign currency exchange contracts	717,387	28,166
Payables:
Investment securities purchased	4,919,248	63,356
Investment advisory fees	57,579	2,097

Total Liabilities	5,694,214	151,907

Net Assets, at value	$118,161,265	$5,563,344

Net Assets Consist of
Paid-in capital	$129,279,931	$6,113,246
Undistributed net investment income	430,429	121,600
Accumulated net realized gain (loss) on investments and foreign currency transactions	(25,685,603)	(194,666)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	14,136,508	(476,836)

Net Assets, at value	$118,161,265	$5,563,344

Number of Common Shares outstanding	5,150,001	250,001

Net Asset Value	$22.94	$22.25

Investments in non-affiliated securities at cost	$107,546,273	$6,021,154

Value of securities loaned	$—	$46,362

Investment in Daily Assets Fund at cost*	$—	$58,288

Foreign currency at cost	$—	$14,977

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	123

DBX ETF Trust

Statements of operations

For the Year Ended May 31, 2016

	Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	Deutsche X-trackers MSCI Brazil Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	$1,910,730	$243,259	$112,614
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	44,426	2,226	—

Total Investment Income	1,955,156	245,485	112,614

Expenses
Investment advisory fees	247,752	45,396	21,350

Net Investment income (loss)	1,707,404	200,089	91,264

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,608,957)	(871,687)	(1,887,800)
Investments in affiliates	(16,051)	—	—
In-kind redemptions	210,531	(288,237)	—
In-kind redemptions in affiliates	(1,957)	—	—
Foreign currency transactions	(834,037)	413,374	280,513

Net realized gain (loss)	(3,250,471)	(746,550)	(1,607,287)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,711,114)	(1,075,045)	842,203
Foreign currency translations	1,212,394	(67,774)	(174,330)

Net change in unrealized appreciation (depreciation)	(4,498,720)	(1,142,819)	667,873

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7,749,191)	(1,889,369)	(939,414)

Net increase (decrease) in Net Assets Resulting from Operations	$(6,041,787)	$(1,689,280)	$(848,150)

* Unaffiliated foreign tax withheld	$202,717	$20,010	$9,262

See Notes to Financial Statements.	124

DBX ETF Trust

Statements of operations (Continued)

For the Year Ended May 31, 2016

	Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	Deutsche X-trackers MSCI Europe Hedged Equity ETF	Deutsche X-trackers MSCI Eurozone Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	$4,532,126	$111,878,076	$1,961,678
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	49,196	3,695,310	89,927

Total Investment Income	4,581,322	115,573,386	2,051,605

Expenses
Investment advisory fees	1,044,369	14,740,930	259,618

Net Investment income (loss)	3,536,953	100,832,456	1,791,987

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(21,868,855)	(102,331,130)	(1,800,920)
Investments in affiliates	—	(991,698)	(42,750)
In-kind redemptions	(961,593)	9,070,438	1,326,566
In-kind redemptions in affiliates	—	(538,009)	(3,728)
Futures contracts	(21,900)	—	—
Foreign currency transactions	8,785,274	33,330,697	(2,369,114)

Net realized gain (loss)	(14,067,074)	(61,459,702)	(2,889,946)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,905,911)	(361,833,015)	(3,468,843)
Futures contracts	(30,040)	—	—
Foreign currency translations	(134,908)	52,703,559	1,865,112

Net change in unrealized appreciation (depreciation)	(22,070,859)	(309,129,456)	(1,603,731)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(36,137,933)	(370,589,158)	(4,493,677)

Net increase (decrease) in Net Assets Resulting from Operations	$(32,600,980)	$(269,756,702)	$(2,701,690)

* Unaffiliated foreign tax withheld	$625,972	$11,170,460	$303,641

See Notes to Financial Statements.	125

DBX ETF Trust

Statements of operations (Continued)

For the Year Ended May 31, 2016

	Deutsche X-trackers MSCI Germany Hedged Equity ETF	Deutsche X-trackers MSCI Japan Hedged Equity ETF	Deutsche X-trackers MSCI Mexico Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	2,802,836	23,715,631	131,675
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	8,375	158,551	610

Total Investment Income	2,811,211	23,874,182	132,285

Expenses
Investment advisory fees	695,688	6,175,043	22,728
Other expenses	—	—	343

Total Expenses	695,688	6,175,043	23,071

Net Investment income (loss)	2,115,523	17,699,139	109,214

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,694,452)	(65,935,077)	(315,885)
Investments in affiliates	(587,697)	—	—
In-kind redemptions	(2,426,547)	55,403,602	(49,927)
In-kind redemptions in affiliates	(506,732)	—	—
Futures contracts	(42,472)	(180,300)	—
Foreign currency transactions	(1,374,530)	(142,945,005)	427,897

Net realized gain (loss)	(9,632,430)	(153,656,780)	62,085
Net change in unrealized appreciation (depreciation) on:
Investments	(11,622,216)	(149,819,576)	(414,294)
Futures contracts	23,035	(217,334)	—
Foreign currency translations	(1,378,131)	(4,402,100)	299,323

Net change in unrealized appreciation (depreciation)	(12,977,312)	(154,439,010)	(114,971)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(22,609,742)	(308,095,790)	(52,886)

Net increase (decrease) in Net Assets Resulting from Operations	$(20,494,219)	$(290,396,651)	$56,328

* Unaffiliated foreign tax withheld	$530,441	$2,637,452	$1,296

See Notes to Financial Statements.	126

DBX ETF Trust

Statements of operations (Continued)

For the Year Ended May 31, 2016

	Deutsche X-trackers MSCI South Korea Hedged Equity ETF	Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	1,609,643	207,352
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	—	2,032

Total Investment Income	1,609,643	209,384

Expenses
Investment advisory fees	716,110	21,005

Net Investment income (loss)	893,533	188,379

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(23,867,463)	(256,601)
Foreign currency transactions	8,710,340	147,251

Net realized gain (loss)	(15,157,123)	(109,350)
Net change in unrealized appreciation (depreciation) on:
Investments	2,715,726	(501,928)
Foreign currency translations	(538,941)	37,340

Net change in unrealized appreciation (depreciation)	2,176,785	(464,588)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(12,980,338)	(573,938)

Net increase (decrease) in Net Assets Resulting from Operations	$(12,086,805)	$(385,559)

* Unaffiliated foreign tax withheld	$462,361	$2,820

See Notes to Financial Statements.	127

DBX ETF Trust

Statements of changes in net assets

	Deutsche X-trackers MSCI All World ex US Hedged Equity ETF		Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2016	2015	2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,707,404	$614,758	$200,089	$189,378
Net realized gain (loss)	(3,250,471)	(31,374)	(746,550)	169,540
Net change in unrealized appreciation (depreciation)	(4,498,720)	2,363,949	(1,142,819)	388,805

Net increase (decrease) in net assets resulting from operations	(6,041,787)	2,947,333	(1,689,280)	747,723

Distributions to Shareholders from
Net investment income	(1,777,313)	(363,724)	(417,566)	(323,116)
Net realized gains	(1,089,202)	(7,810)	(344,439)	—

Total distributions	(2,866,515)	(371,534)	(762,005)	(323,116)

Fund Shares Transactions
Proceeds from shares sold	39,978,605	39,333,293	—	4,120,508
Value of shares redeemed	(10,227,798)	—	(4,255,798)	—

Net increase (decrease) in net assets resulting from fund share transactions	29,750,807	39,333,293	(4,255,798)	4,120,508

Total net increase (decrease) in Net Assets	20,842,505	41,909,092	(6,707,083)	4,545,115

Net Assets
Beginning of year	47,030,649	5,121,557	11,161,412	6,616,297

End of year	$67,873,154	$47,030,649	$4,454,329	$11,161,412

Undistributed net investment income	$767,934	$1,334,726	$9,022	$285,031

Changes in Shares Outstanding
Shares outstanding, beginning of year	1,750,001	200,001	400,001	250,001
Shares sold	1,700,000	1,550,000	—	150,000
Shares redeemed	(450,000)	—	(200,000)	—

Shares outstanding, end of year	3,000,001	1,750,001	200,001	400,001

See Notes to Financial Statements.	128

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers MSCI Brazil Hedged Equity ETF		Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2016	2015	2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$91,264	$202,521	$3,536,953	$1,374,039
Net realized gain (loss)	(1,607,287)	(532,624)	(14,067,074)	(1,307,463)
Net change in unrealized appreciation (depreciation)	667,873	(811,160)	(22,070,859)	5,663,153

Net increase (decrease) in net assets resulting from operations	(848,150)	(1,141,263)	(32,600,980)	5,729,729

Distributions to Shareholders from
Net investment income	(1,037,444)	(243,907)	(6,061,629)	(956,998)
Return of capital	(3,755)	—	—	—

Total distributions	(1,041,199)	(243,907)	(6,061,629)	(956,998)

Fund Shares Transactions
Proceeds from shares sold	1,581,261	10,339,307	18,231,512	210,396,502
Value of shares redeemed	(3,043,710)	(8,221,419)	(93,758,507)	—

Net increase (decrease) in net assets resulting from fund share transactions	(1,462,449)	2,117,888	(75,526,995)	210,396,502

Total net increase (decrease) in Net Assets	(3,351,798)	732,718	(114,189,604)	215,169,233

Net Assets
Beginning of year	6,526,484	5,793,766	244,542,079	29,372,846

End of year	$3,174,686	$6,526,484	$130,352,475	$244,542,079

Undistributed net investment income	$—	$1,037,444	$549,614	$3,233,625

Changes in Shares Outstanding
Shares outstanding, beginning of year	500,800	400,800	10,900,800	1,350,800
Shares sold	150,000	700,000	1,000,000	9,550,000
Shares redeemed	(300,000)	(600,000)	(4,900,000)	—

Shares outstanding, end of year	350,800	500,800	7,000,800	10,900,800

See Notes to Financial Statements.	129

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers MSCI Europe Hedged Equity ETF		Deutsche X-trackers MSCI Eurozone Hedged Equity ETF
	Year Ended May 31,		Year Ended May 31, 2016	For the Period December 10, 2014(1) to May 31, 2015
	2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$100,832,456	$43,275,210	$1,791,987	$318,178
Net realized gain (loss)	(61,459,702)	28,985,989	(2,889,946)	(291,227)
Net change in unrealized appreciation (depreciation)	(309,129,456)	75,976,111	(1,603,731)	519,670

Net increase (decrease) in net assets resulting from operations	(269,756,702)	148,237,310	(2,701,690)	546,621

Distributions to Shareholders from
Net investment income	(120,694,283)	(24,329,020)	(1,359,253)	—
Net realized gains	(21,395,440)	(65,401)	—	—

Total distributions	(142,089,723)	(24,394,421)	(1,359,253)	—

Fund Shares Transactions
Proceeds from shares sold	1,634,503,636	2,387,879,956	82,581,476	21,430,076
Value of shares redeemed	(580,661,063)	(7,202,324)	(17,179,131)	—

Net increase (decrease) in net assets resulting from fund share transactions	1,053,842,573	2,380,677,632	65,402,345	21,430,076

Total net increase (decrease) in Net Assets	641,996,148	2,504,520,521	61,341,402	21,976,697

Net Assets
Beginning of year	2,668,251,439	163,730,918	21,976,722	25

End of year	$3,310,247,587	$2,668,251,439	$83,318,124	$21,976,722

Undistributed net investment income	$79,275,760	$102,860,945	$1,737,099	$920,255

Changes in Shares Outstanding
Shares outstanding, beginning of year	90,550,001	5,900,001	750,001	1
Shares sold	62,500,000	84,900,000	3,200,000	750,000
Shares redeemed	(24,000,000)	(250,000)	(700,000)	—

Shares outstanding, end of year	129,050,001	90,550,001	3,250,001	750,001

(1)	Commencement of operations.

See Notes to Financial Statements.	130

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers MSCI Germany Hedged Equity ETF		Deutsche X-trackers MSCI Japan Hedged Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2016	2015	2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,115,523	$4,266,017	$17,699,139	$8,953,553
Net realized gain (loss)	(9,632,430)	2,718,383	(153,656,780)	80,877,064
Net change in unrealized appreciation (depreciation)	(12,977,312)	(5,155,413)	(154,439,010)	147,043,634

Net increase (decrease) in net assets resulting from operations	(20,494,219)	1,828,987	(290,396,651)	236,874,251

Distributions to Shareholders from
Net investment income	(10,562,800)	(4,112,744)	(44,182,466)	(62,464,849)
Net realized gains	—	—	(38,800,971)	—

Total distributions	(10,562,800)	(4,112,744)	(82,983,437)	(62,464,849)

Fund Shares Transactions
Proceeds from shares sold	20,164,894	192,112,959	927,313,581	697,274,666
Value of shares redeemed	(112,914,893)	(1,130,265)	(790,640,177)	(49,970,009)

Net increase (decrease) in net assets resulting from fund share transactions	(92,749,999)	190,982,694	136,673,404	647,304,657

Total net increase (decrease) in Net Assets	(123,807,018)	188,698,937	(236,706,684)	821,714,059

Net Assets
Beginning of year	233,793,940	45,095,003	1,262,868,559	441,154,500

End of year	$109,986,922	$233,793,940	$1,026,161,875	$1,262,868,559

Undistributed net investment income	$2,512,500	$9,876,983	$14,091,038	$42,626,377

Changes in Shares Outstanding
Shares outstanding, beginning of year	8,550,800	1,700,800	28,350,800	12,450,800
Shares sold	850,000	6,900,000	24,450,000	17,200,000
Shares redeemed	(4,700,000)	(50,000)	(22,900,000)	(1,300,000)

Shares outstanding, end of year	4,700,800	8,550,800	29,900,800	28,350,800

See Notes to Financial Statements.	131

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers MSCI Mexico Hedged Equity ETF		Deutsche X-trackers MSCI South Korea Hedged Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2016	2015	2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$109,214	$52,836	$893,533	$(190,237)
Net realized gain (loss)	62,085	628,796	(15,157,123)	(10,413,006)
Net change in unrealized appreciation (depreciation)	(114,971)	(440,876)	2,176,785	11,756,072

Net increase (decrease) in net assets resulting from operations	56,328	240,756	(12,086,805)	1,152,829

Distributions to Shareholders from
Net investment income	(558,149)	(36,482)	(154,180)	—
Net realized gains	(264,905)	(14,040)	—	—

Total distributions	(823,054)	(50,522)	(154,180)	—

Fund Shares Transactions
Proceeds from shares sold	1,145,870	—	124,679,916	249,685,690
Value of shares redeemed	(1,116,660)	—	(131,675,567)	(118,455,955)

Net increase (decrease) in net assets resulting from fund share transactions	29,210	—	(6,995,651)	131,229,735

Total net increase (decrease) in Net Assets	(737,516)	190,234	(19,236,636)	132,382,564

Net Assets
Beginning of year	5,047,961	4,857,727	137,397,901	5,015,337

End of year	$4,310,445	$5,047,961	$118,161,265	$137,397,901

Net investment loss	$—	$—	$—	$(789,801)

Undistributed net investment income	$61,484	$505,631	$430,429	$—

Changes in Shares Outstanding
Shares outstanding, beginning of year	200,001	200,001	5,650,001	200,001
Shares sold	50,000	—	5,550,000	10,350,000
Shares redeemed	(50,000)	—	(6,050,000)	(4,900,000)

Shares outstanding, end of year	200,001	200,001	5,150,001	5,650,001

See Notes to Financial Statements.	132

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF
	Year Ended May 31,
	2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$188,379	$183,195
Net realized gain (loss)	(109,350)	356,306
Net change in unrealized appreciation (depreciation)	(464,588)	(337,065)

Net increase (decrease) in net assets resulting from operations	(385,559)	202,436

Distributions to Shareholders from
Net investment income	(302,668)	(316,148)
Net realized gains	(22,960)	(4,896)

Total distributions	(325,628)	(321,044)

Fund Shares Transactions
Proceeds from shares sold	1,087,925	—

Net increase (decrease) in net assets resulting from fund share transactions	1,087,925	—

Total net increase (decrease) in Net Assets	376,738	(118,608)

Net Assets
Beginning of year	5,186,606	5,305,214

End of year	$5,563,344	$5,186,606

Undistributed net investment income	$121,600	$256,438

Changes in Shares Outstanding
Shares outstanding, beginning of year	200,001	200,001
Shares sold	50,000	—
Shares redeemed	—	—

Shares outstanding, end of year	250,001	200,001

See Notes to Financial Statements.	133

DBX ETF Trust

Financial highlights

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015	Period Ended 5/31/2014(a)

Selected Per Share Data
Net Asset Value, beginning of period	$26.87	$25.61	$25.00

Income (loss) from investment operations:
Net investment income (loss) (c)	0.64	0.96	0.45
Net realized and unrealized gain (loss)	(3.57)	2.16	0.16

Total from investment operations	(2.93)	3.12	0.61

Less distributions from:
Net investment income	(0.86)	(1.82)	—
Net realized gains	(0.46)	(0.04)	—

Total distributions	(1.32)	(1.86)	—

Net Asset Value, end of period	$22.62	$26.87	$25.61

Total Return (%)	(11.17)	13.01	2.44	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	47	5
Ratio of expenses (%)	0.40	0.40	0.40	*
Ratio of net investment income (loss) (%)	2.76	3.70	5.18	*
Portfolio turnover rate (%) (d)	24	24	3	**

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015	Period Ended 5/31/2014(b)

Selected Per Share Data
Net Asset Value, beginning of period	$27.90	$26.47	$25.00

Income (loss) from investment operations:
Net investment income (loss) (c)	0.63	0.68	0.40
Net realized and unrealized gain (loss)	(4.19)	2.04	1.08

Total from investment operations	(3.56)	2.72	1.48

Less distributions from:
Net investment income	(1.09)	(1.29)	(0.01)
Net realized gains	(0.98)	—	—

Total distributions	(2.07)	(1.29)	(0.01)

Net Asset Value, end of period	$22.27	$27.90	$26.47

Total Return (%)	(12.98)	10.78	5.94	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	11	7
Ratio of expenses (%)	0.60	0.60	0.60	*
Ratio of net investment income (loss) (%)	2.64	2.51	2.33	*
Portfolio turnover rate (%) (d)	34	19	20	**

(a)	For the period January 23, 2014 (commencement of operations) through May 31, 2014.
(b)	For the period October 1, 2013 (commencement of operations) through May 31, 2014.
(c)	Based on average shares outstanding during the period.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	134

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers MSCI Brazil Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015	Year Ended 5/31/2014		Year Ended 5/31/2013	Period Ended 5/31/2012(a)

Selected Per Share Data
Net Asset Value, beginning of period	$13.03	$14.46	$19.28		$20.74	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.24	0.42	0.47		0.54	0.64
Net realized and unrealized gain (loss)	(1.91)	(1.44)	(2.30)		(0.15)	(4.18)

Total from investment operations	(1.67)	(1.02)	(1.83)		0.39	(3.54)

Less distributions from:
Net investment income	(2.30)	(0.41)	(2.95)		(0.54)	(0.29)
Net realized gains	—	—	—		(1.31)	(0.43)
Return of capital	(0.01)	—	(0.04)		—	—

Total distributions	(2.31)	(0.41)	(2.99)		(1.85)	(0.72)

Net Asset Value, end of period	$9.05	$13.03	$14.46		$19.28	$20.74

Total Return (%)	(15.83)	(6.96)	(9.83	)(c)	1.43 (c)	(14.28	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	7	6		8	4
Ratio of expenses before fee waiver (%)	0.60	0.60	0.63		0.92	1.13	*
Ratio of expenses after fee waiver (%)	0.60	0.60	0.60		0.68	1.13	*
Ratio of net investment income (loss) (%)	2.56	2.97	2.93		2.66	2.89	*
Portfolio turnover rate (%) (d)	59	141	89		25	34	**

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015	Year Ended 5/31/2014		Year Ended 5/31/2013	Period Ended 5/31/2012(a)

Selected Per Share Data
Net Asset Value, beginning of period	$22.43	$21.74	$21.96		$21.22	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.43	0.36	0.38		0.38	0.21
Net realized and unrealized gain (loss)	(3.60)	0.77	(0.17)		1.01	(3.34)

Total from investment operations	(3.17)	1.13	0.21		1.39	(3.13)

Less distributions from:
Net investment income	(0.64)	(0.44)	(0.43)		(0.40)	(0.06)
Net realized gains	—	—	—		(0.25)	(0.59)

Total distributions	(0.64)	(0.44)	(0.43)		(0.65)	(0.65)

Net Asset Value, end of period	$18.62	$22.43	$21.74		$21.96	$21.22

Total Return (%)	(14.32)	5.35	1.17	(c)	6.54 (c)	(12.52	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	245	29		9	4
Ratio of expenses before fee waiver (%)	0.65	0.65	0.66		0.94	1.19	*
Ratio of expenses after fee waiver (%)	0.65	0.65	0.65		0.72	1.19	*
Ratio of net investment income (loss) (%)	2.20	1.64	1.81		1.72	0.97	*
Portfolio turnover rate (%) (d)	32	58	16		15	19	**

(a)	For the period June 9, 2011 (commencement of operations) through May 31, 2012.
(b)	Based on average shares outstanding during the period.
(c)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	135

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers MSCI Europe Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015		Period Ended 5/31/2014(a)

Selected Per Share Data
Net Asset Value, beginning of period	$29.47	$27.75		$25.00

Income (loss) from investment operations:
Net investment income (loss) (c)	0.79	1.33		1.27
Net realized and unrealized gain (loss)	(3.19)	1.54		1.72

Total from investment operations	(2.40)	2.87		2.99

Less distributions from:
Net investment income	(1.28)	(1.15)		(0.24)
Net realized gains	(0.14)	(0.00	)(d)	—

Total distributions	(1.42)	(1.15)		(0.24)

Net Asset Value, end of period	$25.65	$29.47		$27.75

Total Return (%)	(8.46)	10.88		12.05	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,310	2,668		164
Ratio of expenses (%)	0.45	0.45		0.45	*
Ratio of net investment income (loss) (%)	3.08	4.74		7.30	*
Portfolio turnover rate (%) (e)	18	13		4	**

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	Year Ended 5/31/2016	Period Ended 5/31/2015(b)

Selected Per Share Data
Net Asset Value, beginning of period	$29.30	$25.00

Income (loss) from investment operations:
Net investment income (loss) (c)	0.78	0.81
Net realized and unrealized gain (loss)	(3.15)	3.49

Total from investment operations	(2.37)	4.30

Less distributions from:
Net investment income	(1.29)	—

Total distributions	(1.29)	—

Net Asset Value, end of period	$25.64	$29.30

Total Return (%)	(8.45)	17.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	22
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	3.11	6.04	*
Portfolio turnover rate (%) (e)	22	8	**

(a)	For the period October 1, 2013 (commencement of operations) through May 31, 2014.
(b)	For the period December 10, 2014 (commencement of operations) through May 31, 2015.
(c)	Based on average shares outstanding during the period.
(d)	Amount represents less than $0.005.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	136

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers MSCI Germany Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015	Year Ended 5/31/2014	Year Ended 5/31/2013	Period Ended 5/31/2012(a)

Selected Per Share Data
Net Asset Value, beginning of period	$27.34	$26.51	$23.22	$21.57	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.33	1.38	1.03	0.44	0.27
Net realized and unrealized gain (loss)	(2.93)	1.93 (e)	3.11	2.08	(3.30)

Total from investment operations	(2.60)	3.31	4.14	2.52	(3.03)

Less distributions from:
Net investment income	(1.34)	(2.48)	(0.85)	(0.44)	(0.12)
Net realized gains	—	—	—	(0.43)	(0.28)

Total distributions	(1.34)	(2.48)	(0.85)	(0.87)	(0.40)

Net Asset Value, end of period	$23.40	$27.34	$26.51	$23.22	$21.57

Total Return (%)	(9.99)	13.92	18.70 (c)	11.86 (c)	(12.14	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	234	45	5	4
Ratio of expenses before fee waiver (%)	0.45	0.45	0.47	0.82	1.04	*
Ratio of expenses after fee waiver (%)	0.45	0.45	0.47	0.58	1.04	*
Ratio of net investment income (loss) (%)	1.37	5.14	4.15	1.93	1.20	*
Portfolio turnover rate (%) (d)	16	20	12	108	17	**

Deutsche X-trackers MSCI Japan Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015	Year Ended 5/31/2014	Year Ended 5/31/2013	Period Ended 5/31/2012(a)

Selected Per Share Data
Net Asset Value, beginning of period	$44.54	$35.43	$34.08	$21.79	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.48	0.52	0.55	0.39	0.27
Net realized and unrealized gain (loss)	(8.44)	12.49	1.51	12.31	(3.31)

Total from investment operations	(7.96)	13.01	2.06	12.70	(3.04)

Less distributions from:
Net investment income	(1.39)	(3.90)	(0.71)	(0.41)	(0.17)
Net realized gains	(0.87)	—	—	—	—

Total distributions	(2.26)	(3.90)	(0.71)	(0.41)	(0.17)

Net Asset Value, end of period	$34.32	$44.54	$35.43	$34.08	$21.79

Total Return (%)	(18.65)	39.00	6.21 (c)	59.04 (c)	(12.16	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,026	1,263	441	109	4
Ratio of expenses before fee waiver (%)	0.45	0.45	0.48	0.66	1.03	*
Ratio of expenses after fee waiver (%)	0.45	0.45	0.48	0.52	1.03	*
Ratio of net investment income (loss) (%)	1.29	1.32	1.56	1.27	1.15	*
Portfolio turnover rate (%) (d)	15	14	13	12	16	**

(a)	For the period June 9, 2011 (commencement of operations) through May 31, 2012.
(b)	Based on average shares outstanding during the period.
(c)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(e)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	137

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers MSCI Mexico Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015		Period Ended 5/31/2014(a)

Selected Per Share Data
Net Asset Value, beginning of period	$25.24	$24.29		$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.53	0.26		0.07
Net realized and unrealized gain (loss)	(0.11)	0.94		(0.78)

Total from investment operations	0.42	1.20		(0.71)

Less distributions from:
Net investment income	(2.79)	(0.18)		—
Net realized gains	(1.32)	(0.07)		—

Total distributions	(4.11)	(0.25)		—

Net Asset Value, end of period	$21.55	$25.24		$24.29

Total Return (%)	2.09	4.99		(2.84	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5		5
Ratio of expenses (%)	0.51	0.50		0.50	*
Ratio of net investment income (loss) (%)	2.40	1.04		0.79	*
Portfolio turnover rate (%) (c)	34	22		7	**

Deutsche X-trackers MSCI South Korea Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015		Period Ended 5/31/2014(a)

Selected Per Share Data
Net Asset Value, beginning of period	$24.32	$25.08		$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.16	(0.11)		(0.02)
Net realized and unrealized gain (loss)	(1.51)	(0.65	)(d)	0.10	(d)

Total from investment operations	(1.35)	(0.76)		0.08

Less distributions from:
Net investment income	(0.03)	—		—

Total distributions	(0.03)	—		—

Net Asset Value, end of period	$22.94	$24.32		$25.08

Total Return (%)	(5.55)	(3.07)		0.32	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	137		5
Ratio of expenses (%)	0.58	0.58		0.58	*
Ratio of net investment income (loss) (%)	0.72	(0.47)		(0.26	)*
Portfolio turnover rate (%) (c)	124	287		8	**

(a)	For the period January 23, 2014 (commencement of operations) through May 31, 2014.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(d)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	138

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	Year Ended 5/31/2016	Year Ended 5/31/2015	Period Ended 5/31/2014(a)

Selected Per Share Data
Net Asset Value, beginning of period	$25.93	$26.53	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.89	0.92	1.32
Net realized and unrealized gain (loss)	(2.95)	0.08	0.63

Total from investment operations	(2.06)	1.00	1.95

Less distributions from:
Net investment income	(1.51)	(1.58)	(0.42)
Net realized gains	(0.11)	(0.02)	—

Total distributions	(1.62)	(1.60)	(0.42)

Net Asset Value, end of period	$22.25	$25.93	$26.53

Total Return (%)	(8.25)	4.27	7.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	5
Ratio of expenses (%)	0.45	0.45	0.45	*
Ratio of net investment income (loss) (%)	4.04	3.57	7.70	*
Portfolio turnover rate (%) (c)	24	19	11	**

(a)	For the period October 1, 2013 (commencement of operations) through May 31, 2014.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	139

DBX ETF Trust

Notes to financial statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2016, the Trust consists of thirty-six investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF
Deutsche X-trackers MSCI Brazil Hedged Equity ETF
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF
Deutsche X-trackers MSCI Europe Hedged Equity ETF
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF
Deutsche X-trackers MSCI Germany Hedged Equity ETF
Deutsche X-trackers MSCI Japan Hedged Equity ETF
Deutsche X-trackers MSCI Mexico Hedged Equity ETF
Deutsche X-trackers MSCI South Korea Hedged Equity ETF
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees.

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	MSCI ACWI ex USA US Dollar Hedged Index
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	MSCI Asia Pacific ex Japan US Dollar Hedged Index
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	MSCI Brazil US Dollar Hedged Index
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	MSCI EM US Dollar Hedged Index
Deutsche X-trackers MSCI Europe Hedged Equity ETF	MSCI Europe US Dollar Hedged Index
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	MSCI EMU IMI US Dollar Hedged Index
Deutsche X-trackers MSCI Germany Hedged Equity ETF	MSCI Germany US Dollar Hedged Index
Deutsche X-trackers MSCI Japan Hedged Equity ETF	MSCI Japan US Dollar Hedged Index
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	MSCI Mexico IMI 25/50 US Dollar Hedged Index
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	MSCI Korea 25/50 US Dollar Hedged Index
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	MSCI United Kingdom US Dollar Hedged Index

MSCI, Inc. (“MSCI”) is the creator of each MSCI Hedged Underlying Index. Each MSCI Hedged Underlying Index is comprised of securities listed in countries in the MSCI Global Index Series. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real Estate Investment Trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

140

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Notes to financial statements (Continued)

The MSCI Hedged Underlying Indices are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indices marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between each Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Each Fund, except Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF and Deutsche X-trackers MSCI Japan Hedged Equity ETF, is non-diversified and is not limited by the Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The Net Asset Value (“NAV”), of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In

141

DBX ETF Trust

Notes to financial statements (Continued)

accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange- traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends from its net investment income, if any, to investors semi-annually sufficient to relieve it from all, or substantially all, Federal income and excise taxes. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex- dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. The Advisor does not believe that the unrecognized tax benefits will change significantly in the next 12 months.

The Funds recognize interest and penalties, if any, related to uncertain tax provisions as income tax expense on the Statements of Operations. For the year ended May 31, 2016, the Funds did not incur any interest or penalties.

142

DBX ETF Trust

Notes to financial statements (Continued)

As of May 31, 2016, the components of accumulated earnings (losses) were as follows:

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$767,934	$—	$(2,527,578)	$(4,607,361)	$(6,367,005)
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF	9,022	—	(843,723)	(525,485)	(1,360,186)
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	—	—	(4,845,276)	(1,447,590)	(6,292,866)
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	549,614	—	(11,234,378)	(21,342,738)	(32,027,502)
Deutsche X-trackers MSCI Europe Hedged Equity ETF	79,275,760	13,415,685	(1,299,467)	(366,926,315)	(275,534,337)
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	1,737,099	—	(2,389,472)	(3,997,171)	(4,649,544)
Deutsche X-trackers MSCI Germany Hedged Equity ETF	2,512,500	—	(6,582,081)	(19,095,542)	(23,165,123)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	14,091,038	—	(186,720,182)	(80,690,161)	(253,319,305)
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	214,584	178,603	—	(1,011,372)	(618,185)
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	430,429	1,064,017	—	(12,613,112)	(11,118,666)
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	167,068	—	—	(716,970)	(549,902)

The tax character of dividends and distributions declared for the years ended May 31, 2016 and May 31, 2015 were as follows:

	Year Ended May 31, 2016

	Ordinary Income*	Long Term Capital Gains	Return of Capital
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$2,321,724	$544,791	$—
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF	606,913	155,092	—
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	1,037,444	—	3,755
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	6,061,629	—	—
Deutsche X-trackers MSCI Europe Hedged Equity ETF	123,776,401	18,313,322	—
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	1,359,253	—	—
Deutsche X-trackers MSCI Germany Hedged Equity ETF	10,562,800	—	—
Deutsche X-trackers MSCI Japan Hedged Equity ETF	59,783,319	23,200,118	—
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	670,959	152,095	—
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	154,180	—	—
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	313,158	12,470	—

143

DBX ETF Trust

Notes to financial statements (Continued)

Year Ended May 31, 2015
Ordinary Income*
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$371,534
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF	323,116
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	243,907
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	956,998
Deutsche X-trackers MSCI Europe Hedged Equity ETF	24,394,421
Deutsche X-trackers MSCI Germany Hedged Equity ETF	4,112,744
Deutsche X-trackers MSCI Japan Hedged Equity ETF	62,464,849
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	50,522
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	321,044

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At May 31, 2016 for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, as provided by regulations, to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	$2,079,570	$1,684,928	$3,764,498
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	502,271	—	502,271
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	33,309	85,724	119,033
Deutsche X-trackers MSCI Germany Hedged Equity ETF	1,851,136	2,925,397	4,776,533
Deutsche X-trackers MSCI Japan Hedged Equity ETF	11,799,790	18,520,568	30,320,358

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

During the fiscal year ended May 31, 2016, the Fund incurred and elected to defer net capital losses as follows:

Post-October Losses on Capital
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$2,527,578
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF	843,723
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	1,080,778
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	10,732,107
Deutsche X-trackers MSCI Europe Hedged Equity ETF	1,299,467
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	2,270,439
Deutsche X-trackers MSCI Germany Hedged Equity ETF	1,805,548
Deutsche X-trackers MSCI Japan Hedged Equity ETF	156,399,824

In order to present paid-in capital and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income or loss and accumulated net realized gains or losses on investments. These differences are primarily due to recognition of certain foreign currency gains (losses) as ordinary income (loss), net ordinary loss, distribution re-class, nondeductible excise tax, investments in futures,

144

DBX ETF Trust

Notes to financial statements (Continued)

Passive Foreign Investment Companies (“PFICs”) and redemptions-in-kind. For the fiscal year ended May 31, 2016, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Capital Gains (Accumulated Losses)	Paid-In Capital
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$(496,883)	$350,273	$146,610
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF	(58,532)	377,079	(318,547)
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	(91,264)	101,447	(10,183)
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	(159,335)	1,990,795	(1,831,460)
Deutsche X-trackers MSCI Europe Hedged Equity ETF	(3,723,358)	13,107,357	(9,383,999)
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	384,110	(1,519,664)	1,135,554
Deutsche X-trackers MSCI Germany Hedged Equity ETF	1,082,794	6,197,062	(7,279,856)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	(2,052,012)	(38,277,758)	40,329,770
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	4,788	99,712	(104,500)
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	480,877	(480,877)	—
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	(20,550)	20,550	—

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of May 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at year end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds may lend securities to certain financial institutions under the terms of their securities lending agreement. The Funds retain benefits of owning the securities they have loaned and continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of year end, any

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securities on loan were collateralized by cash. The Funds may invest the cash collateral into a joint trading account in an affiliated money market fund. During the year ended May 31, 2016 the Funds invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of May 31, 2016) on the cash collateral Invested in Daily Assets Fund. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2016, the funds listed below had securities on loan, which were classified as common stocks in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at year end.

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF
Deutsche X-trackers MSCI Europe Hedged Equity ETF
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF
Deutsche X-trackers MSCI Germany Hedged Equity ETF
Deutsche X-trackers MSCI Japan Hedged Equity ETF
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF

As of May 31, 2016, the funds listed below had no securities on loan.

Deutsche X-trackers MSCI Brazil Hedged Equity ETF
Deutsche X-trackers MSCI Mexico Hedged Equity ETF
Deutsche X-trackers MSCI South Korea Hedged Equity ETF

Derivatives

Forward Foreign Currency Exchange Contracts    Each Fund may enter into forward foreign currency exchange contracts (“forward currency contracts”) designed to offset a Fund’s exposure to non-U.S. currencies. In addition, the Funds may enter into forward currency contracts and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the year ended May 31, 2016, The Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF, Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Deutsche X-trackers MSCI Europe Hedged Equity ETF, Deutsche X-trackers MSCI Eurozone Hedged Equity ETF and Deutsche X-trackers MSCI All World ex US Hedged Equity ETF invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. Similarly, the Deutsche X-trackers MSCI Brazil Hedged Equity ETF, Deutsche X-trackers MSCI Germany Hedged Equity ETF, Deutsche X-trackers MSCI Japan Hedged Equity ETF, Deutsche X-trackers MSCI South Korea Hedged Equity ETF, Deutsche X-trackers MSCI United Kingdom ETF and Deutsche X-trackers MSCI Mexico Hedged Equity ETF each invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against the Brazilian real, the euro, the Japanese yen, the South Korean won, the British Pound sterling and the Mexican peso, respectively.

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the respective Fund has in that particular currency contract.

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A summary of the open forward currency contracts as of May 31, 2016 is included in a table following the Funds’ Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the respective Fund had to the value of non U.S currencies during the year ended May 31, 2016.

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts in seeking performance that corresponds to its Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2016 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Type	Statement of Asset and Liabilities Location	Fair Value	Statement of Asset and Liabilities Location	Fair Value
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,306,671	Unrealized depreciation on forward foreign currency exchange contracts	$225,579

	Total	$2,306,671	Total	$225,579

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$149,463	Unrealized depreciation on forward foreign currency exchange contracts	$50,128

	Total	$149,463	Total	$50,128

Deutsche X-trackers MSCI Brazil Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$186,692	Unrealized depreciation on forward foreign currency exchange contracts	$55,934

	Total	$186,692	Total	$55,934

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	Asset Derivatives		Liability Derivatives
Risk Type	Statement of Asset and Liabilities Location	Fair Value	Statement of Asset and Liabilities Location	Fair Value
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$18,180

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	4,273,009	Unrealized depreciation on forward foreign currency exchange contracts	900,391

	Total	$4,273,009	Total	$918,571

Deutsche X-trackers MSCI Europe Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$95,241,545	Unrealized depreciation on forward foreign currency exchange contracts	$9,025,947

	Total	$95,241,545	Total	$9,025,947

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,785,348	Unrealized depreciation on forward foreign currency exchange contracts	$478,986

	Total	$2,785,348	Total	$478,986

Deutsche X-trackers MSCI Germany Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts	$6,684	Unrealized depreciation on futures contracts	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	3,548,626	Unrealized depreciation on forward foreign currency exchange contracts	210,448

	Total	$3,465,310	Total	$210,448

Deutsche X-trackers MSCI Japan Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$9,271

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	39,234,971	Unrealized depreciation on forward foreign currency exchange contracts	2,978,654

	Total	$39,234,971	Total	$2,987,925

Deutsche X-trackers MSCI Mexico Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$320,212	Unrealized depreciation on forward foreign currency exchange contracts	$18,097

	Total	$320,212	Total	$18,097

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	Asset Derivatives		Liability Derivatives
Risk Type	Statement of Asset and Liabilities Location	Fair Value	Statement of Asset and Liabilities Location	Fair Value
Deutsche X-trackers MSCI South Korea Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$5,367,675	Unrealized depreciation on forward foreign currency exchange contracts	$717,387

	Total	$5,367,675	Total	$717,387

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$91,713	Unrealized depreciation on forward foreign currency exchange contracts	$28,166

	Total	$91,713	Total	$28,166

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) on:

	Equity Contracts	Foreign Exchange Contracts	Total
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$—	$(340,374)	$(340,374)
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF	—	431,981	431,981
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	—	389,626	389,626
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	(21,900)	8,587,332	8,565,432
Deutsche X-trackers MSCI Europe Hedged Equity ETF	—	34,547,427	34,547,427
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	—	(2,479,541)	(2,479,541)
Deutsche X-trackers MSCI Germany Hedged Equity ETF	(42,472)	(1,154,050)	(1,196,522)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	(180,300)	(147,705,512)	(147,885,812)
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	—	433,974	433,974
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	—	8,726,018	8,726,018
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	—	150,036	150,036

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Net Change in Unrealized Appreciation (Depreciation) on:

	Equity Contracts	Foreign Exchange Contracts	Total
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$—	$1,208,167	$1,208,167
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF	—	(68,655)	(68,655)
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	—	(175,970)	(175,970)
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	(30,040)	(136,161)	(166,201)
Deutsche X-trackers MSCI Europe Hedged Equity ETF	—	52,755,700	52,755,700
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	—	1,867,295	1,867,295
Deutsche X-trackers MSCI Germany Hedged Equity ETF	23,035	(1,388,274)	(1,365,239)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	(217,334)	(5,059,459)	(5,276,793)
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	—	299,441	299,441
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	—	(538,941)	(538,941)
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	—	37,101	37,101

For the year ended May 31, 2016 the average monthly volume of derivatives was as follows:

	Futures Contracts (Contract Value)	Forward Foreign Currency Exchange Contracts (Market Value)
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$—	$(61,511,519)
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	—	(7,518,694)
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	—	(3,551,530)
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	218,029	(156,574,257)
Deutsche X-trackers MSCI Europe Hedged Equity ETF	—	(3,269,016,711)
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	—	(59,007,168)
Deutsche X-trackers MSCI Germany Hedged Equity ETF	355,259	(157,703,257)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	2,137,045	(1,368,702,889)
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	—	(4,420,456)
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	—	(125,304,521)
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	—	(4,739,601)

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Notes to financial statements (Continued)

As of May 31, 2016, the Funds have transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a default with respect to all of the transactions with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF
JP Morgan & Chase Co.	$658,750	$(57,108)	$—	$601,642	$57,108	$(57,108)	$—	$—
State Street Bank & Trust Co.	954,062	(122,917)	—	831,145	122,917	(122,917)	—	—
The Bank of New York Mellon	88,225	(26,997)	—	61,228	26,997	(26,997)	—	—
Bank of Montreal	45,600	(2,107)	—	43,493	2,107	(2,107)	—	—
The Bank of Nova Scotia	560,034	(16,450)	—	543,584	16,450	(16,450)	—	—

	$2,306,671	$(225,579)	$—	$2,081,092	$225,579	$(225,579)	$—	$—

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF
JP Morgan & Chase Co.	$141,361	$(11,765)	$—	$129,596	$11,765	$(11,765)	$—	$—
State Street Bank & Trust Co.	7,914	(7,914)	—	—	38,293	(7,914)	—	30,379
The Bank of New York Mellon	2	—	—	2	—	—	—	—
Bank of Montreal	186	(70)	—	116	70	(70)	—	—

	$149,463	$(19,749)	$—	$129,714	$50,128	$(19,749)	$—	$30,379

Deutsche X-trackers MSCI Brazil Hedged Equity ETF
JP Morgan & Chase Co.	$106,585	$(10,692)	$—	$95,893	$10,692	$(10,692)	$—	$—
The Bank of New York Mellon	4,263	(4,263)	—	—	38,319	(4,263)	—	34,056
State Street Bank & Trust Co.	75,844	(6,923)	—	68,921	6,923	(6,923)	—	—

	$186,692	$(21,878)	$—	$164,814	$55,934	$(21,878)	$—	$34,056

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF
Bank of Montreal	$83,290	$(83,290)	$—	$—	$194,708	$(83,290)	$—	$111,418
JP Morgan & Chase Co.	3,669,054	(353,976)	—	3,315,078	353,976	(353,976)	—	—
State Street Bank & Trust Co.	416,661	(309,135)	—	107,526	309,135	(309,135)	—	—
The Bank of New York Mellon	87,800	(25,604)	—	62,196	25,604	(25,604)	—	—
The Bank of Nova Scotia	16,204	(16,204)	—	—	16,968	(16,204)	—	764

	$4,273,009	$(788,209)	$—	$3,484,800	$900,391	$(788,209)	$—	$112,182

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	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Deutsche X-trackers MSCI Europe Hedged Equity ETF
Canadian Imperial Bank of Commerce	$12,859,631	$(1,678,690)	$—	$11,180,941	$1,678,690	$(1,678,690)	$—	$—
RBC Capital Markets	17,466,232	(1,630,150)	—	15,836,082	1,630,150	(1,630,150)	—	—
The Bank of New York Mellon	1,196,680	(912,920)	—	283,760	912,920	(912,920)	—	—
Bank of Montreal	16,302,992	(1,370,401)	—	14,932,591	1,370,401	(1,370,401)	—	—
JP Morgan & Chase Co.	15,781,627	(1,021,070)	—	14,760,557	1,021,070	(1,021,070)	—	—
State Street Bank & Trust Co.	16,404,007	(1,587,417)	—	14,816,590	1,587,417	(1,587,417)	—	—
The Bank of Nova Scotia	15,230,376	(825,299)	—	14,405,077	825,299	(825,299)	—	—

	$95,241,545	$(9,025,947)	$—	$86,215,598	$9,025,947	$(9,025,947)	$—	$—

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF
Bank of Montreal	$735,267	$(224,737)	$—	$510,530	$224,737	$(224,737)	$—	$—
Canadian Imperial Bank of Commerce	879,711	(126,315)	—	753,396	126,315	(126,315)	—	—
JP Morgan & Chase Co.	260,543	(5,842)	—	254,701	5,842	(5,842)	—	—
RBC Capital Markets	909,827	(122,092)	—	787,735	122,092	(122,092)	—	—

	$2,785,348	$(478,986)	$—	$2,306,362	$478,986	$(478,986)	$—	$—

Deutsche X-trackers MSCI Germany Hedged Equity ETF
Canadian Imperial Bank of Commerce	$767,673	$(75,163)	$—	$692,510	$75,163	$(75,163)	$—	$—
RBC Capital Markets	753,324	(75,376)	—	677,948	75,376	(75,376)	—	—
The Bank of New York Mellon	17,698	(5,391)	—	12,307	5,391	(5,391)	—	—
Bank of Montreal	595,848	(10,912)	—	584,936	10,912	(10,912)	—	—
JP Morgan & Chase Co.	798,359	(14,653)	—	783,706	14,653	(14,653)	—	—
State Street Bank & Trust Co.	615,724	(28,953)	—	586,771	28,953	(28,953)	—	—

	$3,548,626	$(210,448)	$—	$3,338,178	$210,448	$(210,448)	$—	$—

Deutsche X-trackers MSCI Japan Hedged Equity ETF
Bank of Montreal	$3,461,123	$(166,411)	$—	$3,294,712	$166,411	$(166,411)	$—	$—
Canadian Imperial Bank of Commerce	7,469,155	(670,246)	—	6,798,909	670,246	(670,246)	—	—
JP Morgan & Chase Co.	10,609,767	(644,305)	—	9,965,462	644,305	(644,305)	—	—
RBC Capital Markets	2,002,902	(227,161)	—	1,775,741	227,161	(227,161)	—	—
State Street Bank & Trust Co.	9,311,719	(821,997)	—	8,489,722	821,997	(821,997)	—	—
The Bank of New York Mellon	357,867	(32,188)	—	325,679	32,188	(32,188)	—	—
The Bank of Nova Scotia	6,022,438	(416,346)	—	5,606,092	416,346	(416,346)	—	—

	$39,234,971	$(2,978,654)	$—	$36,256,317	$2,978,654	$(2,978,654)	$—	$—

Deutsche X-trackers MSCI Mexico Hedged Equity ETF
Bank of Montreal	$129,030	$(9,714)	$—	$119,316	$9,714	$(9,714)	$—	$—
JP Morgan & Chase Co.	191,182	(8,313)	—	182,869	8,313	(8,313)	—	—
The Bank of New York Mellon	—	—	—	—	70	—	—	70

	$320,212	$(18,027)	$—	$302,185	$18,097	$(18,027)	$—	$70

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	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Deutsche X-trackers MSCI South Korea Hedged Equity ETF
RBC Capital Markets	$188,446	$(8,385)	$—	$180,061	$8,385	$(8,385)	$—	$—
Bank of Montreal	11,224	(11,224)	—	—	428,576	(11,224)	—	417,352
JP Morgan & Chase Co.	2,892,600	(110,840)	—	2,781,760	110,840	(110,840)	—	—
State Street Bank & Trust Co.	2,275,405	(169,586)	—	2,105,819	169,586	(169,586)	—	—

	$5,367,675	$(300,035)	$—	$5,067,640	$717,387	$(300,035)	$—	$417,352

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF
The Bank of New York Mellon	$111	$(26)	$—	$85	$26	$(26)	$—	$—
Bank of Montreal	48,745	(15,134)	—	33,611	15,134	(15,134)	—	—
JP Morgan & Chase Co.	42,857	(13,006)	—	29,851	13,006	(13,006)	—	—

	$91,713	$(28,166)	$—	$63,547	$28,166	$(28,166)	$—	$—

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging subadvisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

TDAM USA Inc. (“TDAM”) serves as investment sub-advisor to each Fund. TDAM is responsible for day-to-day management of the Funds, subject to the replication strategy for each Fund with regard to its underlying index and for general administration, compliance and management services as may be agreed between the Advisor and TDAM from time to time.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary management fee from each Fund based on each Fund’s average daily net assets at an annual rate equal to:

Fund	Unitary Management Fee
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	0.40%
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	0.60%
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	0.60%
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Deutsche X-trackers MSCI Europe Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI Germany Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	0.50%
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	0.58%
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	0.45%

Out of the unitary management fee, the Advisor pays substantially all expenses of each Fund, including the payments to the sub-advisor, the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, taxes, brokerage expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

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Notes to financial statements (Continued)

The Board of Trustees is currently comprised of four Trustees, including three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

4. Transactions with Affiliates

The Advisor is an indirect wholly-owned subsidiary of Deutsche Bank AG. Therefore, Deutsche Bank AG is considered to be affiliated with the Funds. The table below shows the transactions in and earnings from investments in Deutsche Bank AG securities for the six months ended May 31, 2016.

	Value at 5/31/15	Purchases Cost	Sales Proceeds	Realized Gain/(Loss)	Income	Value at 5/31/16
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF
Deutsche Bank AG (Common Stock)	$98,068	$136,266	$(68,391)	$(18,008)	$—	$99,464
Deutsche X-trackers MSCI Europe Hedged Equity ETF
Deutsche Bank AG (Common Stock)	12,693,883	9,832,081	(4,077,002)	(1,529,707)	—	10,421,441
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF
Deutsche Bank AG (Common Stock)	205,048	738,144	(183,975)	(46,478)	—	490,996
Deutsche X-trackers MSCI Germany Hedged Equity ETF
Deutsche Bank AG (Common Stock)	8,184,755	1,294,589	(4,817,505)	(1,094,429)	—	2,496,049
5. Investment Portfolio Transactions

For the year ended May 31, 2016, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$16,672,399	$14,582,736
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	2,559,898	4,968,682
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	2,141,199	4,450,725
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	51,264,089	83,879,157
Deutsche X-trackers MSCI Europe Hedged Equity ETF	610,607,249	584,855,565
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	12,933,787	14,162,405
Deutsche X-trackers MSCI Germany Hedged Equity ETF	24,640,507	36,821,797
Deutsche X-trackers MSCI Japan Hedged Equity ETF	198,246,423	398,110,095
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	1,553,001	1,528,583
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	157,152,052	155,537,426
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	1,143,597	1,137,179

For the year ended May 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$35,053,016	$8,756,564
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	—	2,049,349
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	6,103,989	42,623,678
Deutsche X-trackers MSCI Europe Hedged Equity ETF	1,631,184,151	583,963,833
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	83,593,621	17,241,228
Deutsche X-trackers MSCI Germany Hedged Equity ETF	20,210,791	113,517,383
Deutsche X-trackers MSCI Japan Hedged Equity ETF	918,433,843	801,424,201
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	1,143,226	1,119,565
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	1,094,033	—

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Notes to financial statements (Continued)

6. Fund Share Transactions

As of May 31, 2016, there were unlimited Fund shares, no par value authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. The purchase of Creation Units for Deutsche X-trackers MSCI Brazil Hedged Equity ETF and Deutsche X-trackers MSCI South Korea Hedged Equity ETF are generally issued in exchange for a specific amount of cash totaling the NAV of the Creation Units. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

7. Investing in Emerging Markets

Investment in emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflations, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

8. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Deutsche X-trackers MSCI All World ex US Hedged Equity ETF, Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF and certain other funds managed by the Advisor to borrow up to $130 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Fund’s status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Each Fund may borrow up to a maximum of 33 percent of its net assets as permitted by the Act. The Funds had no outstanding loans at May 31, 2016.

155

DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To Board of Trustees and Shareholders of

DBX ETF Trust:

We have audited the accompanying statements of assets and liabilities of Deutsche X-trackers MSCI All World ex US Hedged Equity ETF, Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Deutsche X-trackers MSCI Brazil Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF, Deutsche X-trackers MSCI Europe Hedged Equity ETF, Deutsche X-trackers MSCI Eurozone Hedged Equity ETF, Deutsche X-trackers MSCI Germany Hedged Equity ETF, Deutsche X-trackers MSCI Japan Hedged Equity ETF, Deutsche X-trackers MSCI Mexico Hedged Equity ETF, Deutsche X-trackers MSCI South Korea Hedged Equity ETF and Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF (the “Funds” within DBX ETF Trust), including the schedules of investments, as of May 31, 2016, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche X-trackers MSCI All World ex US Hedged Equity ETF, Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Deutsche X-trackers MSCI Brazil Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF, Deutsche X-trackers MSCI Europe Hedged Equity ETF, Deutsche X-trackers MSCI Eurozone Hedged Equity ETF, Deutsche X-trackers MSCI Germany Hedged Equity ETF, Deutsche X-trackers MSCI Japan Hedged Equity ETF, Deutsche X-trackers MSCI Mexico Hedged Equity ETF, Deutsche X-trackers MSCI South Korea Hedged Equity ETF and Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF at May 31, 2016, the results of their operations for the year then ended and changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

New York, New York

July 26, 2016

156

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Trustees and officers (Unaudited)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Independent Trustees
J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	36	Ilex Partners (Asia), LLC; Old Westbury Funds; MAN Long/Short Fund; GLG Investment Series Trust.
Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Lead Independent Trustee, Member of the Audit and Nominating Committees	Since 2011 (Trustee and Member of Committees) (Lead Independent Trustee since 2015)	Independent Consultant (2014-present).	36	The Arbitrage Funds; Sierra Income Corporation; College of William and Mary, Graduate School of Business; Lighthouse Growth Advisors LLC; Founders Asset Management, LLC.
George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Since 2011 (Chairman of the Audit Committee since 2015)	Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-present); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	36	Celldex Therapeutics, Inc.

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Trustees and officers (Unaudited) (Continued)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustee
Alex Depetris (1980) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board, President and Chief Executive Officer	Since 2010	Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG (2008-present); Manager and Chief Operating Officer of the Adviser (2012-present); Associate, Arnold & Porter (2006-2008).	36	Director, Chairman of the Board of db-X Exchange Traded Funds Inc.

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Michael Gilligan (1966) 60 Wall Street New York, New York 10005	Treasurer, Chief Financial Officer and Controller	Since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).
Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management, (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).
Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

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Trustees and officers (Unaudited) (Continued)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management (2014-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Funds’ SAI includes additional information about the Funds’ Trustees and is available by calling 855-329-3837, or on the Company’s website at www.dbxus.com.

159

DBX ETF Trust

Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited)

Deutsche X-trackers MSCI Brazil Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF, Deutsche X-trackers MSCI Germany Hedged Equity ETF, Deutsche X-trackers MSCI Japan Hedged Equity ETF, Deutsche X-trackers MSCI Asia Pacific ex-Japan Hedged Equity ETF, Deutsche X-trackers MSCI Europe Hedged Equity ETF, Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF, Deutsche X-trackers MSCI All World ex US Hedged Equity ETF, Deutsche X-trackers MSCI South Korea Hedged Equity ETF, Deutsche X-trackers MSCI Mexico Hedged Equity ETF and Deutsche X-trackers MSCI Eurozone Hedged Equity ETF

After discussions at meetings of the Board of Trustees (“Board” or “Trustees”) held on February 25, 2016 and February 28, 2016, at the February 28 meeting the Trustees, including the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF, Deutsche X-trackers MSCI Brazil Hedged Equity ETF, Deutsche X-trackers MSCI Germany Hedged Equity ETF, Deutsche X-trackers MSCI Japan Hedged Equity ETF, Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Deutsche X-trackers MSCI Europe Hedged Equity ETF, Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF, Deutsche X-trackers MSCI All World ex US Hedged Equity ETF, Deutsche X-trackers MSCI South Korea Hedged Equity ETF, Deutsche X-trackers MSCI Mexico Hedged Equity ETF and Deutsche X-trackers MSCI Eurozone Hedged Equity ETF (the “Funds”). The Independent Trustees were advised throughout the review and meetings by Independent Trustee Counsel.

In reaching this decision with respect to the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX Advisors LLC (“DBX” or the “Adviser”) and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Funds; and (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies.

In reaching this decision with respect to the Sub-Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the performance of TDAM USA Inc. (“TDAM” or “Sub-Adviser”) with respect to its management of the Funds, as well as TDAM’s financial resources and its resulting ability to perform its obligations under the Sub-Advisory Agreement; (3) the total cost of the services provided by and the profits realized by TDAM from its relationship with the Funds; and (4) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies.

The Board reached a determination, with the assistance of Trust Counsel and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays for the compensation of officers of the Trust who are also officers or employees of the Adviser, except as may otherwise be determined by the Board. The Board also considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and

160

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Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

accounting, and other non-distribution services necessary for the Funds’ operation. The Board also considered the role played by the Adviser in working with TDAM to manage the Funds’ portfolios, noting that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal and regulatory requirements applicable to the Funds.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Adviser in supervising third party service providers to the Funds, such as the administrator and custodian. The Board further considered the compliance program of the Adviser which supports the Funds’ compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that the Adviser had the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee to that of other exchange-traded funds (“ETFs”), and noted that each Fund’s fee is competitive with the fees of its respective peer group. The Board noted that the fee for the Funds is a unitary fee pursuant to which the Adviser pays all of the Funds’ costs. The Board also noted that the Funds’ portfolios are managed on a day-to-day basis by the Sub-Adviser, which receives a fee from the Adviser. The Board considered the allocation of responsibilities between the Adviser and Sub-Adviser and noted that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services to the Funds, and the information provided by the Adviser to the Board regarding the Funds’ profitability. The Board noted that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. The Board also noted that while the Adviser had provided information about the Adviser’s expenses relating to marketing the Funds, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that the Adviser’s profitability with respect to each Fund was not excessive. The Board also noted that since the fee paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement contained breakpoints, the Adviser could experience increased profitability as the Funds’ assets increased. The Board considered whether the Adviser would benefit in other ways from its relationships with the Funds, and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale.    The Board noted that while certain Funds had experienced dramatic asset inflows during 2015, it was too early to determine whether those Funds were realizing economies of scale. The Board also noted that most of the Funds were not experiencing economies of scale at this time and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

The Board considered the following in determining whether to approve the Sub-Advisory Agreement:

Nature, Extent and Quality of Services.    In considering the nature, extent and quality of services that TDAM provides to the Funds, the Board reviewed in detail the nature, extent and quality of services provided by TDAM under the Sub-Advisory Agreement. The Board noted that these services include, among other things, furnishing

161

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Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities.

The Board also considered TDAM’s operational capabilities and resources. The Board considered the professional experience and qualifications of TDAM’s senior management and key professional personnel, as well as TDAM’s depth and breadth of experience in managing investment portfolios consisting of U.S. and non-U.S. equity securities. The Board gave special consideration to TDAM’s experience and capabilities in implementing currency hedging strategies, and their techniques for implementing such strategies while minimizing index tracking error. In addition, the Board considered TDAM’s operational capabilities and resources, and TDAM’s experience in managing index funds covering various asset classes.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by TDAM under the Sub-Advisory Agreement are reasonable and appropriate in relation to the fees paid to TDAM, taking special consideration of the fact that the fees paid to TDAM are payable by the Adviser and not the Funds.

Performance of TDAM; TDAM’s Financial Resources.    The Board considered TDAM’s performance in managing the Funds and its ability to minimize tracking error. The Board concluded that, given TDAM’s capabilities and experience in managing the Funds, TDAM had generally been able to keep the Funds’ tracking error within acceptable ranges.

The Board also considered TDAM’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that TDAM had the financial resources necessary to perform its obligations under the Sub-Advisory Agreement.

Reasonableness of Sub-Advisory Fee.    The Board noted that the fee paid to TDAM in respect of the Funds would be paid by the Adviser and not the Funds. The Board further noted that the fee for the Funds was a unitary fee pursuant to which the Adviser would pay all of the Funds’ costs, and thus was not directly affected by the amount of the sub-advisory fee paid to TDAM. Based on its review, the Board concluded that the sub-advisory fee was reasonable in light of the services provided.

Costs of Services and Profitability.    The Board noted that the fees paid by the Adviser to TDAM under the Sub-Advisory Agreement contain breakpoints. The Board further noted that specific information about TDAM’s profitability with respect to its services provided to the Funds was not available because TDAM does not calculate the profitability of its sub-advisory services on a per-Fund level. The Board also noted that the overall fees paid by each Fund remained reasonable.

The Board also considered whether TDAM would benefit in other ways from its relationship with the Funds. The Board discussed TDAM’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage services to TDAM. The Board discussed the potential benefits TDAM might derive from the Funds’ soft dollar arrangements, whereby brokers provide brokerage services to the Funds or TDAM in return for allocating fund brokerage.

Economies of Scale.    The Board noted that while certain Funds had experienced dramatic asset inflows during 2015, it was too early to determine whether those Funds were realizing economies of scale. The Board also noted that most of the Funds were not experiencing economies of scale at this time and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Sub-Advisory Agreement was fair and reasonable and it was unanimously approved.

162

DBX ETF Trust

Additional information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended May 31 are available on our Web site — www.deutsche-etfs.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Company at 855-329-3837. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily at www.deutsche-etfs.com.

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the Net Asset Value of the Fund can be found at www.deutsche-etfs.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended May 31, 2016.

Qualified Dividend Income*
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	55%
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF	43%
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	1%
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	51%
Deutsche X-trackers MSCI Europe Hedged Equity ETF	41%
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	43%
Deutsche X-trackers MSCI Germany Hedged Equity ETF	35%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	14%
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	19%
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	100%
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	39%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

163

DBX ETF Trust

Additional information (Unaudited) (Continued)

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$ 2,113,515	$ 147,818
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged ETF	263,346	19,809
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	5,158,876	610,883
Deutsche X-trackers MSCI Europe Hedged Equity ETF	123,062,288	5,017,919
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	2,265,444	169,471
Deutsche X-trackers MSCI Germany Hedged Equity ETF	3,333,497	513,813
Deutsche X-trackers MSCI Japan Hedged Equity ETF	26,357,873	2,614,539
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	133,073	1,009
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	2,083,658	462,361
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	209,883	1,253

164

DBX ETF Trust

Privacy policy notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax adviser, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.deutsche-etfs.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

165

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

Carefully consider a Fund’s investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-855-DBX-ETFS (1-855-329-3837), or by viewing or downloading a prospectus at www.deutsche-etfs.com. Read the prospectus carefully before investing.

Investing involves risk, including the possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in US companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Funds’ use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. See the prospectus for details.

In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on the United Kingdom’s economy and on markets in the United Kingdom and throughout the world.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the New York Stock Exchange. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

Deutsche Asset Management is the brand name for the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries. Clients will be provided Deutsche Asset Management products or services by one or more legal entities that will be identified to clients pursuant to the contracts, agreements, offering materials or other documentation relevant to such products or services.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX and any related funds.

Copyright © 2016 Deutsche Bank AG. All rights reserved. Deutsche X-trackers® is a registered trademark of Deutsche Bank AG. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 345 Park Ave. New York, NY 10154	Investment sub-advisor TDAM USA Inc. 161 Bay Street, 35th Floor TD Canada Trust Tower Toronto, Ontario Canada M5J 2T2	Administrator, custodian, fund accountant, lending agent & transfer agent The Bank of New York Mellon 101 Barclay Street New York, NY 10286

Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, CO 80203	Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036

R-35361-3 (7/16) DBX 002025 (7/17)

May 31, 2016

Annual Report

DBX ETF Trust

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (DBEF)

DBX ETF Trust

To our shareholders: (Unaudited)

Dear Shareholder,

We are pleased to provide this annual report for Deutsche X-trackers MSCI EAFE Hedged Equity ETF for the period ended May 31, 2016.

Global growth fell short of expectations over the reporting period with markets reacting to China’s slowing growth, falling commodity prices and divergent central bank policies. The Federal Reserve Board (FRB) hiked rates in December on the back of improving labor market conditions and strong macroeconomic growth, while the European Central Bank (ECB) further eased monetary policy in March 2016 and cut bank deposit rates by 10 basis points (100 basis points equals one percentage point) to -0.4%. In addition, the ECB raised the volume of monthly asset purchases from EUR 60 billion to EUR 80 billion. China lowered its reserve ratio and cut interest rates to foster liquidity and growth. The increasing divergence in monetary policies between the US and other major economies has played a role in strengthening the USD.

Growth in the Eurozone continued at a moderate pace, supported by accommodative monetary policy from the ECB and low oil prices. Equity markets were subject to periods of volatility, with markets reacting negatively to the devaluation of the Renminbi (RMB) and concerns over growth in the US and China. Greece secured a bailout package and received approval for additional loans from its creditors easing concerns of its exit from the Euro currency. Germany continued to grow steadily, fueled by booming construction activity, a buoyant labor market, the ECB’s monetary stimulus and low commodity prices. Growth prospects in France are improving, with the economy picking up steam in the first quarter of this year, supported by steady private consumption and investment. France’s attempt to deal with unemployment through its recent labor reforms has created some unease in markets. The recovery in the UK remained fragile due to global headwinds and Britain’s anticipated departure from the EU. The service sector and consumer demand contributed positively, while the slowdown was led by a weak external sector.

Japan continued to grow at a subdued rate despite introducing a ‘Quantitative and Qualitative Easing’ (QQE) program to help spur wage growth, consumer spending and investment. The QQE involves pursuing monetary easing via negative interest rates, JPY 80 trillion of purchases and buying a broader mix of assets. Markets reacted negatively to this unconventional move and were further weighed down by the slowdown in China’s economy and a strengthening JPY. Australia continued to grow at a modest pace, with growth accelerating in the latter half of 2015. The Reserve Bank of Australia cut cash rates to a record low on the back of unexpectedly weak inflation data and a challenging external environment.

The world economy remained on a moderate growth path, despite the challenging macroeconomic backdrop and political uncertainties. While Japanese and European equities are expected to be supported by further monetary policy initiatives, US equities could face headwinds from a strong USD as the FRB continues to lift rates at a cautious pace to offset the softer pace of global economic growth. In the current market environment, hedging currency exposure plays a significant role in managing investments in international equities. In the backdrop of a strengthening USD, our currency-hedged strategy has made a positive contribution to the funds’ overall performance.

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Alex N. Depetris

Alex N. Depetris

Chairman, President and Chief Executive Officer

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results

1

This Page is Intentionally Left Blank

2

DBX ETF Trust

Management’s discussion of fund performance (Unaudited)

The Deutsche X-trackers MSCI EAFE Hedged Equity ETF (DBEF) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the DBEF Index). The DBEF Index is designed to provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and select non-US currencies. The DBEF Index included, among others, securities from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For the 12-month period ended May 31, 2016, DBEF shares returned -10.90%, compared with the DBEF Index return of -10.52%.

Consumer Staples was the only sector that contributed positively to the DBEF Index, while Financials, Consumer Discretionary and Materials were the main contributors to negative performance. In terms of contribution by region, UK, Japan and Switzerland contributed negatively to performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.deutsche-etfs.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 4-5 of this report for additional performance information, including performance data based on market value.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

3

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (DBEF)

The Deutsche X-trackers MSCI EAFE Hedged Equity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and select non-U.S. currencies. As of May 31, 2016, the Index included securities from the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. It is not possible to invest directly into and index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI EAFE US Dollar Hedged Index	MSCI EAFE Index
One Year	-10.90%	-11.29%	-10.52%	-9.68%
Since Inception[1]	7.09%	7.04%	7.55%	2.66%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI EAFE US Dollar Hedged Index	MSCI EAFE Index
One Year	-10.90%	-11.29%	-10.52%	-9.68%
Since Inception[1]	40.69%	40.38%	43.69%	13.95%

1 Total returns are calculated based on the commencement of operations, 6/9/11 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.35%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

4

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (DBEF) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 6/9/11.

Sector Diversification* as of 5/31/16

Financials	23.9%
Industrials	13.4%
Consumer Staples	12.7%
Consumer Discretionary	12.7%
Health Care	11.7%
Materials	6.7%
Information Technology	5.2%
Telecommunication Services	5.2%
Energy	4.7%
Utilities	3.8%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (12.2% of Net Assets)

Description	% of Net Assets
Nestle SA (Switzerland)	1.9%
Royal Dutch Shell PLC (Netherlands)	1.6%
Roche Holding AG (Switzerland)	1.5%
Novartis AG (Switzerland)	1.5%
Toyota Motor Corp. (Japan)	1.2%
HSBC Holdings PLC (United Kingdom)	1.0%
British American Tobacco PLC (United Kingdom)	0.9%
Total SA (France)	0.9%
Novo Nordisk A/S (Denmark)	0.9%
GlaxoSmithKline PLC (United Kingdom)	0.8%

Country Diversification* as of 5/31/16

Japan	23.3%
United Kingdom	17.5%
France	9.8%
Switzerland	9.4%
Germany	9.0%
Australia	7.1%
Netherlands	3.9%
Spain	3.1%
Hong Kong	3.1%
Sweden	2.8%
Denmark	2.0%
Other	9.0%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 7.

5

DBX ETF Trust

Fees and expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Deutsche X-trackers MSCI EAFE Hedged Equity ETF
Actual	$1,000.00	$940.80	0.35%	$1.70
Hypothetical (5% return before expenses)	$1,000.00	$1,023.25	0.35%	$1.77

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

6

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 98.5%
Australia — 7.0%
AGL Energy Ltd.	664,154	$8,923,549
Alumina Ltd. (a)	2,506,216	2,563,093
Amcor Ltd.	1,140,018	13,413,915
AMP Ltd.	2,911,453	11,868,022
APA Group (b)	1,096,870	6,952,551
Aristocrat Leisure Ltd.	522,646	4,857,782
Asciano Ltd.	607,192	3,901,371
ASX Ltd.	190,566	6,130,451
Aurizon Holdings Ltd.	2,060,592	6,716,732
AusNet Services	1,680,194	1,912,623
Australia & New Zealand Banking Group Ltd.	2,871,904	52,888,200
Bank of Queensland Ltd.	364,173	3,061,096
Bendigo and Adelaide Bank Ltd.	442,566	3,275,423
BHP Billiton Ltd.	3,161,432	43,596,504
BHP Billiton PLC	2,079,020	24,781,784
Boral Ltd.	720,573	3,541,411
Brambles Ltd.	1,554,253	14,434,917
Caltex Australia Ltd.	265,775	6,285,168
Challenger Ltd.	552,949	3,824,604
CIMIC Group Ltd.	98,346	2,658,384
Coca-Cola Amatil Ltd.	555,007	3,562,057
Cochlear Ltd.	54,767	4,776,477
Commonwealth Bank of Australia	1,680,824	94,063,459
Computershare Ltd.	454,633	3,529,025
Crown Resorts Ltd.	352,936	3,071,227
CSL Ltd.	455,616	38,119,477
Dexus Property Group REIT	952,801	5,963,614
Domino’s Pizza Enterprises Ltd.	60,400	3,006,467
DUET Group (b)	2,244,528	3,812,258
Flight Centre Travel Group Ltd. (a)	53,634	1,225,333
Fortescue Metals Group Ltd. (a)	1,508,498	3,249,006
Goodman Group REIT	1,750,490	8,995,363
GPT Group REIT	1,768,800	6,877,814
Harvey Norman Holdings Ltd.	532,190	1,753,965
Healthscope Ltd.	1,681,470	3,645,859
Incitec Pivot Ltd.	1,634,927	4,076,683
Insurance Australia Group Ltd.	2,393,336	10,171,159
LendLease Group (b)	528,807	5,132,898
Macquarie Group Ltd.	301,480	16,313,825
Medibank Pvt Ltd.	2,710,906	6,269,803
Mirvac Group REIT	3,544,740	4,983,029
National Australia Bank Ltd.	2,596,611	50,952,579
Newcrest Mining Ltd.*	754,516	10,399,407
Oil Search Ltd.	1,348,978	6,620,093
Orica Ltd. (a)	354,466	3,484,199
Origin Energy Ltd.	1,722,519	7,108,690
Platinum Asset Management Ltd. (a)	224,762	1,068,903
Qantas Airways Ltd.*	493,805	1,099,248
QBE Insurance Group Ltd.	1,349,812	12,136,211
Ramsay Health Care Ltd.	139,244	7,321,481
REA Group Ltd.	51,001	2,063,852
Santos Ltd.	1,606,248	5,258,965
Scentre Group REIT	5,240,977	17,651,744
Seek Ltd.	317,084	3,735,523
Sonic Healthcare Ltd.	386,546	5,978,668

	Number of Shares	Value
Australia (Continued)
South32 Ltd.*	5,240,451	$5,908,574
Stockland REIT	2,354,610	7,709,152
Suncorp Group Ltd.	1,266,467	11,881,137
Sydney Airport (b)	1,075,344	5,502,628
Tabcorp Holdings Ltd.	803,978	2,568,360
Tatts Group Ltd.	1,402,617	3,994,154
Telstra Corp. Ltd.	4,212,018	17,017,332
TPG Telecom Ltd.	334,079	2,974,742
Transurban Group (b)	2,003,679	17,450,370
Treasury Wine Estates Ltd.	726,584	5,429,950
Vicinity Centres REIT	3,312,197	7,804,107
Vocus Communications Ltd.	437,800	2,977,521
Wesfarmers Ltd.	1,108,509	32,551,836
Westfield Corp. REIT	1,943,292	15,056,440
Westpac Banking Corp.	3,283,574	72,857,561
Woodside Petroleum Ltd.	729,916	14,454,827
Woolworths Ltd.	1,251,049	20,000,870

		839,205,502

Austria — 0.2%
ANDRITZ AG	74,706	3,804,872
Erste Group Bank AG*	274,999	7,358,723
OMV AG (a)	141,055	3,931,448
Raiffeisen Bank International AG*(a)	112,227	1,501,546
Voestalpine AG	108,909	3,730,433

		20,327,022

Belgium — 1.4%
Ageas	198,249	8,019,207
Anheuser-Busch InBev NV	791,538	100,267,704
Colruyt SA	68,305	4,058,355
Delhaize Group (a)	102,622	10,759,347
Groupe Bruxelles Lambert SA	79,417	6,751,806
KBC Groep NV*	246,927	14,619,015
Proximus SA	145,674	4,732,833
Solvay SA	72,954	7,402,871
Telenet Group Holding NV*	51,044	2,430,207
UCB SA	124,451	8,993,605
Umicore SA	91,180	4,595,725

		172,630,675

Chile — 0.0%
Antofagasta PLC (a)	382,110	2,374,213

China — 0.0%
Yangzijiang Shipbuilding Holdings Ltd.	1,837,900	1,221,174

Denmark — 2.0%
A.P. Moeller — Maersk A/S, Class A	3,651	4,552,349
A.P. Moeller — Maersk A/S, Class B	6,661	8,579,474
Carlsberg A/S, Class B	105,298	10,160,098
Chr Hansen Holding A/S	97,342	6,169,881
Coloplast A/S, Class B	119,304	9,030,745
Danske Bank A/S	694,986	20,055,171
DSV A/S	189,488	8,642,855
Genmab A/S*(a)	55,807	10,084,949
ISS A/S	164,487	6,631,449
Novo Nordisk A/S, Class B	1,827,259	101,631,322

See Notes to Financial Statements.	7

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Denmark (Continued)
Novozymes A/S, Class B (a)	229,680	$10,926,181
Pandora A/S	114,365	16,997,266
TDC A/S	786,891	3,938,752
Tryg A/S (a)	111,983	2,207,931
Vestas Wind Systems A/S	220,568	15,805,058
William Demant Holding A/S*(a)	118,385	2,497,088

		237,910,569

Finland — 1.0%
Elisa OYJ	136,225	5,189,755
Fortum OYJ (a)	437,233	6,557,814
Kone OYJ, Class B	331,626	15,674,343
Metso OYJ (a)	109,278	2,566,712
Neste OYJ (a)	124,217	4,186,360
Nokia OYJ*	5,679,158	32,479,051
Nokian Renkaat OYJ	109,638	3,870,681
Orion OYJ, Class B	99,023	3,553,220
Sampo OYJ, Class A	440,045	19,618,812
Stora Enso OYJ, Class R (a)	527,556	4,522,697
UPM-Kymmene OYJ	525,384	10,107,136
Wartsila OYJ Abp	145,616	6,035,200

		114,361,781

France — 9.7%
Accor SA	173,753	7,559,984
Aeroports de Paris (a)	28,745	3,423,775
Air Liquide SA (a)	338,836	36,392,184
Airbus Group SE	579,800	36,139,121
Alstom SA*	148,617	3,732,126
Arkema SA (a)	65,977	5,413,174
Atos SE	86,619	8,005,000
AXA SA	1,910,790	48,005,739
BNP Paribas SA*(a)	1,042,849	57,743,314
Bollore SA (a)	840,953	3,040,029
Bouygues SA	203,841	6,622,632
Bureau Veritas SA (a)	253,999	5,460,035
Capgemini SA (a)	161,013	15,353,169
Carrefour SA (a)	545,186	14,770,661
Casino Guichard-Perrachon SA	54,857	3,263,612
Christian Dior SE	53,665	8,750,507
Cie de Saint-Gobain	469,341	20,951,045
Cie Generale des Etablissements Michelin (a)	179,637	18,256,313
CNP Assurances	165,981	2,816,336
Credit Agricole SA (a)	1,039,210	10,435,345
Danone SA	580,232	40,723,925
Dassault Systemes SA	126,355	10,060,488
Edenred (a)	199,005	3,686,672
Eiffage SA	56,400	4,160,532
Electricite de France (a)	245,712	3,273,845
Engie	1,438,306	22,156,467
Essilor International SA (a)	202,416	26,429,211
Eurazeo SA	40,646	2,646,087
Eutelsat Communications SA	171,849	3,426,425
Fonciere des Regions REIT	32,810	2,932,150
Gecina SA REIT	40,476	5,717,242
Groupe Eurotunnel SE	460,185	5,936,896
Hermes International	25,980	9,393,165

	Number of Shares	Value
France (Continued)
ICADE REIT (a)	36,476	$2,634,360
Iliad SA	25,995	5,696,421
Imerys SA	34,784	2,452,559
Ingenico Group	54,033	6,583,085
JCDecaux SA	71,942	2,969,300
Kering	74,575	12,043,884
Klepierre REIT	216,606	9,907,731
Lagardere SCA	114,334	2,706,458
Legrand SA	262,757	14,452,571
L’Oreal SA	249,378	46,864,507
LVMH Moet Hennessy Louis Vuitton SE	274,476	43,992,020
Natixis SA	898,774	4,338,068
Numericable-SFR SA	106,157	3,299,541
Orange SA	1,955,575	33,976,038
Pernod Ricard SA	209,015	22,769,881
Peugeot SA*(a)	477,577	7,516,274
Publicis Groupe SA (a)	186,200	13,478,762
Remy Cointreau SA (a)	23,552	1,955,941
Renault SA	189,212	17,755,730
Rexel SA	289,097	4,421,245
Safran SA (a)	307,878	21,581,194
Sanofi (a)	1,156,738	94,841,808
Schneider Electric SE	549,485	35,527,364
SCOR SE	160,630	5,370,657
Societe BIC SA	27,650	3,690,215
Societe Generale SA (a)	753,942	31,029,768
Sodexo SA	92,804	9,760,962
Suez	320,491	5,386,328
Technip SA	105,446	5,788,173
Thales SA	103,831	8,994,928
Total SA (a)	2,174,041	105,646,937
Unibail-Rodamco SE REIT	97,098	26,133,791
Valeo SA*(a)	78,220	11,805,758
Veolia Environnement SA	443,639	9,961,096
Vinci SA	493,092	37,082,300
Vivendi SA	1,144,954	22,714,106
Wendel SA	27,890	3,219,533
Zodiac Aerospace	194,008	4,530,940

		1,159,557,440

Germany — 8.3%
adidas AG	185,348	23,746,965
Allianz SE	449,849	73,426,552
Axel Springer SE (a)	43,147	2,454,131
BASF SE	904,106	69,842,983
Bayer AG	814,007	77,555,097
Bayerische Motoren Werke AG	325,916	27,519,878
Beiersdorf AG	99,223	9,017,463
Brenntag AG	152,083	8,140,898
Commerzbank AG	1,047,846	8,977,273
Continental AG	108,282	23,228,414
Covestro AG, 144A	69,800	2,959,720
Daimler AG	947,786	64,738,732
Deutsche Bank AG*(c)	1,357,689	24,253,079
Deutsche Boerse AG	189,980	16,646,185
Deutsche Lufthansa AG (a)	225,014	3,153,290

See Notes to Financial Statements.	8

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Germany (Continued)
Deutsche Post AG	955,021	$27,856,019
Deutsche Telekom AG	3,174,194	56,048,844
Deutsche Wohnen AG	332,134	10,666,972
E.ON SE*	1,969,687	19,362,438
Evonik Industries AG	133,892	3,947,815
Fraport AG Frankfurt Airport Services Worldwide	40,192	2,300,813
Fresenius Medical Care AG & Co. KGaA	215,577	18,709,117
Fresenius SE & Co. KGaA	402,900	30,407,124
GEA Group AG	180,009	8,344,914
Hannover Rueck SE	59,355	6,693,254
HeidelbergCement AG	138,732	11,868,690
Henkel AG & Co. KGaA	102,293	10,727,130
HOCHTIEF AG	20,500	2,593,406
Hugo Boss AG	64,767	3,980,018
Infineon Technologies AG	1,113,287	16,697,571
K+S AG (a)	183,307	4,523,732
LANXESS AG (a)	87,648	4,187,553
Linde AG	182,827	27,360,176
MAN SE*	34,154	3,619,619
Merck KGaA	127,220	12,732,475
Metro AG	175,471	5,765,342
Muenchener Rueckversicherungs-Gesellschaft AG	164,234	30,854,634
OSRAM Licht AG	85,215	4,534,952
ProSiebenSat.1 Media SE*	215,374	10,827,890
RWE AG*	481,726	6,305,917
SAP SE	967,424	78,534,041
Siemens AG	763,401	82,212,807
Symrise AG	121,393	7,616,440
Telefonica Deutschland Holding AG	712,201	3,184,761
thyssenkrupp AG	362,104	7,971,236
TUI AG	490,962	7,516,176
United Internet AG	121,076	5,710,547
Volkswagen AG*(a)	33,914	5,235,622
Vonovia SE	458,709	15,722,251
Zalando SE, 144A*(a)	83,697	2,453,377

		992,734,333

Hong Kong — 3.0%
AIA Group Ltd.	11,859,886	69,366,769
ASM Pacific Technology Ltd.	233,909	1,718,779
Bank of East Asia Ltd. (a)	1,138,184	4,196,374
BOC Hong Kong (Holdings) Ltd.	3,642,609	11,203,340
Cathay Pacific Airways Ltd.	1,128,322	1,765,646
Cheung Kong Infrastructure Holdings Ltd.	652,459	6,104,143
Cheung Kong Property Holdings Ltd.	2,659,512	16,650,292
CK Hutchison Holdings Ltd.	2,659,842	30,874,465
CLP Holdings Ltd.	1,616,739	15,250,390
First Pacific Co. Ltd.	2,247,161	1,474,828
Galaxy Entertainment Group Ltd. (a)	2,307,579	7,750,579
Hang Lung Properties Ltd.	2,153,463	4,112,523
Hang Seng Bank Ltd.	752,836	13,359,854
Henderson Land Development Co. Ltd.	1,108,282	6,724,640

	Number of Shares	Value
Hong Kong (Continued)
HK Electric Investments & HK Electric Investments Ltd., 144A (b)	2,568,160	$2,263,861
HKT Trust and HKT Ltd. (b)	2,567,410	3,720,238
Hong Kong and China Gas Co. Ltd.	6,828,156	13,110,200
Hong Kong Exchanges & Clearing Ltd. (a)	1,130,161	27,051,436
Hongkong Land Holdings Ltd.	563,900	3,405,956
Hysan Development Co. Ltd.	616,354	2,657,126
Jardine Matheson Holdings Ltd.	242,000	13,794,000
Kerry Properties Ltd.	622,807	1,556,466
Li & Fung Ltd.	5,708,539	2,909,090
Link REIT	2,214,321	13,606,644
Melco Crown Entertainment Ltd., ADR (a)	91,025	1,317,132
MTR Corp. Ltd.	1,442,253	6,839,369
New World Development Co. Ltd.	5,473,572	5,170,160
Noble Group Ltd.*(a)	4,518,200	967,881
NWS Holdings Ltd.	1,459,791	2,303,129
PCCW Ltd.	4,052,499	2,644,039
Power Assets Holdings Ltd.	1,365,615	13,241,848
Shangri-La Asia Ltd.	1,199,734	1,369,448
Sino Land Co. Ltd.	2,913,135	4,461,128
SJM Holdings Ltd.	1,895,772	1,214,934
Sun Hung Kai Properties Ltd.	1,424,286	16,752,532
Swire Pacific Ltd., Class A	563,455	6,076,316
Swire Properties Ltd.	1,133,566	3,099,865
Techtronic Industries Co. Ltd.	1,316,760	5,295,338
WH Group Ltd., 144A	5,611,630	4,318,444
Wharf Holdings Ltd.	1,343,290	7,268,969
Wheelock & Co. Ltd.	885,223	3,987,106
Yue Yuen Industrial (Holdings) Ltd.	717,391	2,704,959

		363,660,236

Ireland — 0.8%
AerCap Holdings NV*	85,109	3,326,911
Bank of Ireland*	27,078,299	8,255,212
CRH PLC	810,239	24,552,560
DCC PLC	87,200	7,944,036
Experian PLC	944,774	17,870,848
James Hardie Industries PLC CDI	438,523	6,681,169
Kerry Group PLC, Class A	155,819	14,060,395
Paddy Power Betfair PLC	77,901	10,513,809

		93,204,940

Israel — 0.7%
Azrieli Group (a)	41,782	1,773,135
Bank Hapoalim BM	1,047,859	5,412,411
Bank Leumi Le-Israel BM*	1,340,912	4,921,353
Bezeq The Israeli Telecommunication Corp. Ltd.	2,041,626	3,947,910
Check Point Software Technologies Ltd.*	64,889	5,513,618
Israel Chemicals Ltd.	494,127	2,032,837
Mizrahi Tefahot Bank Ltd.	133,225	1,568,533
Mobileye NV*(a)	86,394	3,280,380
NICE Systems Ltd.	59,726	3,833,737
Taro Pharmaceutical Industries Ltd.*	7,516	1,098,238

See Notes to Financial Statements.	9

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Israel (Continued)
Teva Pharmaceutical Industries Ltd.	904,909	$46,998,804

		80,380,956

Italy — 1.9%
Assicurazioni Generali SpA	1,149,383	16,663,470
Atlantia SpA	406,431	10,961,644
Enel SpA (a)	7,505,687	34,022,619
Eni SpA	2,504,120	38,254,448
EXOR SpA (a)	106,120	4,025,135
Ferrari NV*	120,730	5,117,955
Intesa Sanpaolo SpA	12,489,112	32,071,822
Intesa Sanpaolo SpA-RSP (a)	901,666	2,187,049
Leonardo-Finmeccanica SpA*(a)	387,605	4,588,674
Luxottica Group SpA	166,633	9,027,283
Mediobanca SpA	539,955	4,187,421
Poste Italiane SpA, 144A*	514,300	3,936,962
Prysmian SpA	186,794	4,570,297
Saipem SpA*(a)	5,900,597	2,415,361
Snam SpA	2,412,100	13,808,196
Telecom Italia SpA*(a)	11,047,999	10,460,910
Telecom Italia SpA-RSP	5,772,994	4,454,550
Terna Rete Elettrica Nazionale SpA (a)	1,483,904	8,228,868
UniCredit SpA	4,992,728	15,976,552
Unione di Banche Italiane SpA (a)	873,884	3,247,555
UnipolSai SpA (a)	1,077,615	2,154,606

		230,361,377

Japan — 23.1%
ABC-Mart, Inc.	32,400	2,100,799
Acom Co. Ltd.*(a)	383,000	2,113,270
Aeon Co. Ltd.	643,800	9,787,667
AEON Financial Service Co. Ltd.	99,600	2,200,941
AEON Mall Co. Ltd.	108,100	1,428,187
AIR WATER, Inc. (a)	156,000	2,444,214
AISIN SEIKI Co. Ltd.	188,600	7,791,981
Ajinomoto Co., Inc.	543,800	13,138,907
Alfresa Holdings Corp.	185,100	3,906,432
Alps Electric Co. Ltd.	176,100	3,565,415
Amada Holdings Co. Ltd.	327,700	3,613,326
ANA Holdings, Inc.	1,109,000	3,243,826
Aozora Bank Ltd.	1,165,000	3,966,271
Asahi Glass Co. Ltd.	993,000	6,026,062
Asahi Group Holdings Ltd.	380,900	12,981,592
Asahi Kasei Corp.	1,242,800	8,337,708
ASICS Corp.	153,300	3,490,037
Astellas Pharma, Inc.	2,077,800	28,464,556
Bandai Namco Holdings, Inc.	196,700	4,877,755
Bank of Kyoto Ltd.	335,000	2,214,476
Benesse Holdings, Inc. (a)	65,400	1,446,968
Bridgestone Corp.	640,400	22,126,432
Brother Industries Ltd.	228,100	2,737,571
Calbee, Inc.	79,000	2,917,867
Canon, Inc.	1,050,400	30,468,098
Casio Computer Co. Ltd. (a)	225,100	3,506,547
Central Japan Railway Co.	142,004	25,173,057
Chiba Bank Ltd.	688,000	3,615,984
Chubu Electric Power Co., Inc.	634,300	8,675,192

	Number of Shares	Value
Japan (Continued)
Chugai Pharmaceutical Co. Ltd.	220,400	$7,752,364
Chugoku Bank Ltd.	167,600	1,905,526
Chugoku Electric Power Co., Inc. (a)	285,200	3,577,395
Concordia Financial Group Ltd.*	1,134,500	5,289,586
Credit Saison Co. Ltd.	142,700	2,721,654
CYBERDYNE, Inc.*	98,900	2,322,120
Dai Nippon Printing Co. Ltd.	534,000	5,478,160
Daicel Corp.	280,400	3,504,525
Daihatsu Motor Co. Ltd.	184,000	2,522,346
Dai-ichi Life Insurance Co. Ltd.	1,061,404	13,999,011
Daiichi Sankyo Co. Ltd.	614,400	14,295,404
Daikin Industries Ltd.	230,900	19,800,663
Daito Trust Construction Co. Ltd.	69,400	10,087,082
Daiwa House Industry Co. Ltd.	577,400	16,774,243
Daiwa Securities Group, Inc.	1,636,064	9,547,339
DENSO Corp.	478,700	18,886,895
Dentsu, Inc.	213,000	10,790,897
Don Quijote Holdings Co. Ltd.	113,400	3,645,677
East Japan Railway Co.	328,500	30,065,901
Eisai Co. Ltd. (a)	248,200	15,416,260
Electric Power Development Co. Ltd.	141,000	3,655,673
FamilyMart Co. Ltd. (a)	57,500	3,022,080
FANUC Corp.	192,596	29,532,488
Fast Retailing Co. Ltd.	52,300	14,114,648
Fuji Electric Co. Ltd.	549,000	2,221,086
Fuji Heavy Industries Ltd.	578,020	21,662,374
FUJIFILM Holdings Corp.	446,000	18,132,406
Fujitsu Ltd.	1,834,600	7,422,231
Fukuoka Financial Group, Inc. (a)	760,000	2,772,746
GungHo Online Entertainment, Inc. (a)	404,532	1,176,316
Hachijuni Bank Ltd.	398,000	1,761,141
Hakuhodo DY Holdings, Inc.	226,000	2,840,945
Hamamatsu Photonics KK	136,300	3,717,217
Hankyu Hanshin Holdings, Inc.	1,189,700	8,175,931
Hikari Tsushin, Inc.	21,200	1,730,690
Hino Motors Ltd.	252,000	2,585,199
Hirose Electric Co. Ltd.	31,520	3,916,695
Hiroshima Bank Ltd.	491,000	1,853,416
Hisamitsu Pharmaceutical Co., Inc.	60,900	3,261,272
Hitachi Chemical Co. Ltd.	100,400	1,881,338
Hitachi Construction Machinery Co. Ltd.	103,600	1,601,690
Hitachi High-Technologies Corp.	67,600	1,971,807
Hitachi Ltd.	4,758,000	21,999,332
Hitachi Metals Ltd.	206,800	2,222,351
Hokuriku Electric Power Co.	160,100	2,002,425
Honda Motor Co. Ltd.	1,604,800	45,665,100
Hoshizaki Electric Co. Ltd.	49,900	4,781,135
Hoya Corp. (a)	400,900	14,144,727
Hulic Co. Ltd.	286,400	2,842,404
Idemitsu Kosan Co. Ltd. (a)	86,400	1,730,575
IHI Corp.	1,447,000	3,737,228
Iida Group Holdings Co. Ltd. (a)	141,800	2,973,401
INPEX Corp.	935,704	7,711,414
Isetan Mitsukoshi Holdings Ltd. (a)	338,400	3,309,588
Isuzu Motors Ltd.	584,700	7,054,312

See Notes to Financial Statements.	10

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Japan (Continued)
ITOCHU Corp.	1,521,000	$19,112,941
Iyo Bank Ltd.	234,900	1,565,505
J. Front Retailing Co. Ltd.	233,400	2,799,072
Japan Airlines Co. Ltd.	114,500	3,930,234
Japan Airport Terminal Co. Ltd. (a)	45,800	1,584,088
Japan Exchange Group, Inc.	527,000	7,186,255
Japan Post Bank Co. Ltd.	389,158	4,659,986
Japan Post Holdings Co. Ltd.	442,998	5,732,751
Japan Prime Realty Investment Corp. REIT (a)	814	3,487,994
Japan Real Estate Investment Corp. REIT	1,289	7,554,621
Japan Retail Fund Investment Corp. REIT	2,513	5,848,197
Japan Tobacco, Inc.	1,082,800	43,044,075
JFE Holdings, Inc.	514,100	6,924,461
JGC Corp.	202,700	3,135,640
Joyo Bank Ltd.	602,000	2,228,925
JSR Corp.	189,200	2,784,991
JTEKT Corp.	219,700	3,045,464
JX Holdings, Inc.	2,162,400	8,455,495
Kajima Corp.	885,000	6,034,000
Kakaku.com, Inc. (a)	139,000	2,636,023
Kamigumi Co. Ltd.	229,000	2,096,952
Kaneka Corp. (a)	275,000	2,190,364
Kansai Electric Power Co., Inc.*	693,100	6,722,259
Kansai Paint Co. Ltd.	224,500	4,547,374
Kao Corp.	496,200	27,338,386
Kawasaki Heavy Industries Ltd. (a)	1,358,000	4,230,912
KDDI Corp.	1,854,230	54,202,759
Keihan Holdings Co. Ltd.	500,000	3,377,433
Keikyu Corp.	460,500	4,366,506
Keio Corp.	567,800	4,871,179
Keisei Electric Railway Co. Ltd.	270,000	3,628,121
Keyence Corp.	44,910	28,551,623
Kikkoman Corp.	144,000	5,175,599
Kintetsu Group Holdings Co. Ltd.	1,783,400	7,182,882
Kirin Holdings Co. Ltd.	809,800	13,631,347
Kobe Steel Ltd.	3,016,000	2,723,619
Koito Manufacturing Co. Ltd.	110,800	5,233,070
Komatsu Ltd.	909,000	15,699,305
Konami Holdings Corp.	90,700	3,440,105
Konica Minolta, Inc.	437,700	3,778,762
Kose Corp.	29,700	2,671,350
Kubota Corp.	1,079,900	15,900,817
Kuraray Co. Ltd.	341,700	4,542,217
Kurita Water Industries Ltd.	102,500	2,403,870
Kyocera Corp.	316,000	15,809,274
Kyowa Hakko Kirin Co. Ltd. (a)	255,400	4,658,942
Kyushu Electric Power Co., Inc.*	411,400	4,179,573
Kyushu Financial Group, Inc.	337,700	1,823,674
Lawson, Inc.	64,000	5,068,677
LIXIL Group Corp.	255,300	4,615,619
M3, Inc.	191,210	5,499,651
Mabuchi Motor Co. Ltd.	48,700	2,304,493
Makita Corp.	114,600	7,430,605
Marubeni Corp.	1,625,300	7,821,577

	Number of Shares	Value
Japan (Continued)
Marui Group Co. Ltd.	215,500	$3,166,284
Maruichi Steel Tube Ltd.	55,600	1,857,768
Mazda Motor Corp.	561,000	9,681,411
McDonald’s Holdings Co. Japan Ltd.	64,600	1,698,204
Medipal Holdings Corp.	168,500	2,929,178
MEIJI Holdings Co. Ltd.	117,700	10,639,608
Minebea Co. Ltd.	334,000	2,681,411
Miraca Holdings, Inc.	53,400	2,259,259
Mitsubishi Chemical Holdings Corp.	1,334,500	6,801,750
Mitsubishi Corp.	1,487,000	26,413,772
Mitsubishi Electric Corp.	1,903,000	23,019,538
Mitsubishi Estate Co. Ltd.	1,232,000	23,803,350
Mitsubishi Gas Chemical Co., Inc.	379,000	2,152,806
Mitsubishi Heavy Industries Ltd.	3,155,200	12,813,414
Mitsubishi Logistics Corp.	111,000	1,564,736
Mitsubishi Materials Corp.	1,068,000	3,086,287
Mitsubishi Motors Corp.	677,800	3,544,012
Mitsubishi Tanabe Pharma Corp.	217,200	3,654,162
Mitsubishi UFJ Financial Group, Inc.	12,552,500	62,776,669
Mitsubishi UFJ Lease & Finance Co. Ltd.	479,100	2,063,762
Mitsui & Co. Ltd.	1,680,000	20,253,759
Mitsui Chemicals, Inc.	906,000	3,411,767
Mitsui Fudosan Co. Ltd.	916,000	22,512,250
Mitsui OSK Lines Ltd. (a)	1,095,000	2,491,895
Mixi, Inc.	45,700	1,766,343
Mizuho Financial Group, Inc.	23,275,800	36,657,782
MS&AD Insurance Group Holdings, Inc.	498,800	14,243,063
Murata Manufacturing Co. Ltd. (a)	195,200	22,827,832
Nabtesco Corp.	116,500	2,965,761
Nagoya Railroad Co. Ltd.	905,700	4,563,874
NEC Corp.	2,516,000	5,930,158
Nexon Co. Ltd.	171,000	2,815,126
NGK Insulators Ltd.	257,000	5,660,568
NGK Spark Plug Co. Ltd.	170,300	3,304,960
NH Foods Ltd.	170,000	3,973,089
NHK Spring Co. Ltd.	204,300	1,760,078
Nidec Corp.	234,800	18,144,070
Nikon Corp.	326,600	4,592,190
Nintendo Co. Ltd.	111,600	16,578,498
Nippon Building Fund, Inc. REIT	1,390	8,272,091
Nippon Electric Glass Co. Ltd.	391,000	1,885,528
Nippon Express Co. Ltd.	815,000	3,518,039
Nippon Paint Holdings Co. Ltd. (a)	160,200	4,571,563
Nippon Prologis REIT, Inc. REIT	1,504	3,265,107
Nippon Steel & Sumitomo Metal Corp.	795,200	16,444,737
Nippon Telegraph & Telephone Corp.	681,000	29,857,362
Nippon Yusen KK	1,556,000	2,950,828
Nissan Motor Co. Ltd.	2,447,500	24,865,106
Nisshin Seifun Group, Inc.	205,400	3,500,156
Nissin Foods Holdings Co. Ltd.	63,400	3,183,311
Nitori Holdings Co. Ltd.	78,900	8,022,883
Nitto Denko Corp.	162,500	10,696,370
NOK Corp. (a)	92,600	1,662,426
Nomura Holdings, Inc.	3,574,700	15,508,068

See Notes to Financial Statements.	11

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Japan (Continued)
Nomura Real Estate Holdings, Inc.	120,000	$2,157,583
Nomura Real Estate Master Fund, Inc. REIT	3,390	5,357,385
Nomura Research Institute Ltd.	118,410	4,475,061
NSK Ltd.	448,700	3,991,236
NTT Data Corp.	121,600	6,281,230
NTT DOCOMO, Inc.	1,407,692	35,327,368
NTT Urban Development Corp.	109,100	1,093,611
Obayashi Corp.	639,200	6,736,320
Obic Co. Ltd.	63,500	3,457,850
Odakyu Electric Railway Co. Ltd.	609,500	6,626,974
Oji Holdings Corp.	838,600	3,453,304
Olympus Corp.	286,800	12,159,895
Omron Corp.	187,500	6,044,837
Ono Pharmaceutical Co. Ltd.	406,100	18,057,853
Oracle Corp. Japan	37,500	1,994,627
Oriental Land Co. Ltd. (a)	214,800	14,144,774
ORIX Corp.	1,303,400	18,126,482
Osaka Gas Co. Ltd.	1,806,000	6,784,630
OTSUKA Corp.	51,300	2,432,158
Otsuka Holdings Co. Ltd.	384,400	15,725,218
Panasonic Corp.	2,173,200	20,243,426
Park24 Co. Ltd.	100,600	2,879,866
Pola Orbis Holdings, Inc.	22,600	1,959,272
Rakuten, Inc.	915,400	9,874,433
Recruit Holdings Co. Ltd.	278,300	9,487,357
Resona Holdings, Inc.	2,173,400	8,270,834
Ricoh Co. Ltd. (a)	677,700	5,911,936
Rinnai Corp.	35,900	3,131,747
Rohm Co. Ltd. (a)	94,600	4,045,072
Ryohin Keikaku Co. Ltd.	23,400	5,394,880
Sankyo Co. Ltd.	48,400	1,807,324
Santen Pharmaceutical Co. Ltd.	358,600	5,285,007
SBI Holdings, Inc. (a)	205,600	2,148,184
Secom Co. Ltd.	206,700	16,211,582
Sega Sammy Holdings, Inc.	177,700	2,169,598
Seibu Holdings, Inc.	168,400	3,176,842
Seiko Epson Corp.	268,500	4,839,716
Sekisui Chemical Co. Ltd.	400,800	5,233,727
Sekisui House Ltd.	593,800	10,649,630
Seven & i Holdings Co. Ltd.	741,700	31,775,182
Seven Bank Ltd.	568,600	2,094,991
Shikoku Electric Power Co., Inc.	170,000	2,027,995
Shimadzu Corp.	247,000	3,769,630
Shimamura Co. Ltd. (a)	21,700	2,821,872
Shimano, Inc.	76,600	11,960,211
Shimizu Corp.	580,000	5,195,828
Shin-Etsu Chemical Co. Ltd.	395,300	23,089,361
Shinsei Bank Ltd.	1,702,000	2,735,865
Shionogi & Co. Ltd. (a)	293,800	16,547,890
Shiseido Co. Ltd.	374,100	9,879,943
Shizuoka Bank Ltd.	522,000	3,907,870
Showa Shell Sekiyu KK	181,500	1,842,290
SMC Corp.	56,400	14,388,405
SoftBank Group Corp.	945,500	53,177,171
Sohgo Security Services Co. Ltd.	70,400	3,471,206
Sompo Japan Nipponkoa Holdings, Inc.	347,600	9,812,594

	Number of Shares	Value
Japan (Continued)
Sony Corp.	1,242,700	$34,789,091
Sony Financial Holdings, Inc.	169,400	2,072,850
Stanley Electric Co. Ltd.	148,800	3,159,153
Start Today Co. Ltd.	58,200	2,659,430
Sumitomo Chemical Co. Ltd.	1,549,000	7,106,082
Sumitomo Corp.	1,169,500	12,013,422
Sumitomo Dainippon Pharma Co. Ltd. (a)	152,700	2,236,686
Sumitomo Electric Industries Ltd.	742,500	10,523,807
Sumitomo Heavy Industries Ltd.	543,000	2,643,040
Sumitomo Metal Mining Co. Ltd. (a)	485,000	5,006,141
Sumitomo Mitsui Financial Group, Inc.	1,322,400	43,194,300
Sumitomo Mitsui Trust Holdings, Inc.	3,267,000	11,379,256
Sumitomo Realty & Development Co. Ltd.	347,100	9,710,713
Sumitomo Rubber Industries Ltd. (a)	162,700	2,394,916
Sundrug Co. Ltd.	36,400	3,014,295
Suntory Beverage & Food Ltd.	136,900	6,465,770
Suruga Bank Ltd. (a)	174,000	3,898,442
Suzuken Co. Ltd.	76,110	2,460,593
Suzuki Motor Corp.	359,000	9,236,384
Sysmex Corp.	153,800	11,250,102
T&D Holdings, Inc.	570,200	5,697,623
Taiheiyo Cement Corp.	1,124,000	2,963,905
Taisei Corp.	1,038,000	7,705,206
Taisho Pharmaceutical Holdings Co. Ltd.	35,534	3,314,817
Taiyo Nippon Sanso Corp.	148,400	1,336,116
Takashimaya Co. Ltd.	279,000	1,975,310
Takeda Pharmaceutical Co. Ltd. (a)	700,100	30,328,078
TDK Corp. (a)	118,600	6,940,245
Teijin Ltd.	919,000	3,236,646
Terumo Corp.	336,500	14,160,744
THK Co. Ltd.	115,400	2,185,342
Tobu Railway Co. Ltd.	984,000	5,002,863
Toho Co. Ltd.	108,400	2,966,108
Toho Gas Co. Ltd.	398,000	2,954,405
Tohoku Electric Power Co., Inc.	445,600	5,754,350
Tokio Marine Holdings, Inc.	671,200	23,269,398
Tokyo Electric Power Co. Holdings, Inc.*	1,423,700	6,698,403
Tokyo Electron Ltd. (a)	165,200	12,265,990
Tokyo Gas Co. Ltd.	2,192,400	8,867,801
Tokyo Tatemono Co. Ltd.	197,400	2,520,645
Tokyu Corp.	1,083,600	9,296,248
Tokyu Fudosan Holdings Corp.	491,600	3,249,661
TonenGeneral Sekiyu KK	277,000	2,639,048
Toppan Printing Co. Ltd.	515,000	4,660,044
Toray Industries, Inc.	1,446,200	12,525,854
Toshiba Corp.*	3,963,000	9,791,636
TOTO Ltd.	135,600	5,155,335
Toyo Seikan Group Holdings Ltd.	156,500	3,308,498
Toyo Suisan Kaisha Ltd.	87,100	3,378,286
Toyoda Gosei Co. Ltd.	63,200	1,241,342
Toyota Industries Corp.	156,900	6,808,186
Toyota Motor Corp.	2,628,700	137,280,644

See Notes to Financial Statements.	12

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Japan (Continued)
Toyota Tsusho Corp.	204,700	$4,843,220
Trend Micro, Inc.	110,500	4,011,469
TSURUHA HOLDINGS, Inc.	36,000	3,748,408
Unicharm Corp.	397,300	7,780,242
United Urban Investment Corp. REIT	2,641	4,173,703
USS Co. Ltd.	211,700	3,355,159
West Japan Railway Co.	162,100	10,150,372
Yahoo Japan Corp. (a)	1,401,600	6,303,308
Yakult Honsha Co. Ltd. (a)	86,400	4,244,512
Yamada Denki Co. Ltd.	654,500	3,085,285
Yamaguchi Financial Group, Inc. (a)	194,400	1,899,497
Yamaha Corp.	160,700	4,876,073
Yamaha Motor Co. Ltd.	275,600	4,883,074
Yamato Holdings Co. Ltd. (a)	355,800	7,234,241
Yamazaki Baking Co. Ltd.	131,000	3,218,955
Yaskawa Electric Corp.	249,400	3,162,122
Yokogawa Electric Corp.	221,000	2,554,567
Yokohama Rubber Co. Ltd.	98,900	1,520,989

		2,764,046,779

Jersey Island — 0.1%
Randgold Resources Ltd.	92,023	7,730,337

Jordan — 0.0%
Hikma Pharmaceuticals PLC	141,400	4,706,234

Luxembourg — 0.2%
ArcelorMittal*	1,810,642	8,904,532
Millicom International Cellular SA SDR (a)	63,312	3,688,807
RTL Group SA	37,440	3,358,003
SES SA FDR	321,312	7,196,594
Tenaris SA	464,826	6,159,684

		29,307,620

Macau — 0.1%
MGM China Holdings Ltd. (a)	909,782	1,308,929
Sands China Ltd.	2,382,921	9,138,249
Wynn Macau Ltd. (a)	1,491,383	2,333,780

		12,780,958

Mexico — 0.0%
Fresnillo PLC	213,749	3,123,700

Netherlands — 3.9%
ABN AMRO Group NV, 144A	231,400	4,712,912
Aegon NV (a)	1,796,423	9,234,361
Akzo Nobel NV	243,740	16,542,948
Altice NV, Class A*(a)	363,762	6,269,386
Altice NV, Class B*	105,825	1,829,766
ASML Holding NV	362,569	36,064,877
Gemalto NV (a)	76,720	4,688,938
Heineken Holding NV	99,233	8,141,708
Heineken NV	226,796	21,063,089
ING Groep NV	3,809,231	47,447,974
Koninklijke Ahold NV	821,316	18,194,403
Koninklijke Boskalis Westminster NV	85,186	3,085,144
Koninklijke DSM NV (a)	178,586	10,628,605
Koninklijke KPN NV	3,362,744	13,346,063
Koninklijke Philips NV	917,054	24,712,991

	Number of Shares	Value
Netherlands (Continued)
Koninklijke Vopak NV	68,144	$3,550,651
NN Group NV	311,917	10,416,784
NXP Semiconductors NV*	144,842	13,686,121
OCI NV*(a)	93,337	1,342,792
QIAGEN NV*	211,753	4,540,122
Randstad Holding NV	122,701	6,627,487
Royal Dutch Shell PLC, Class A	4,143,774	99,477,223
Royal Dutch Shell PLC, Class B	3,686,874	88,668,882
Wolters Kluwer NV	297,173	11,845,457

		466,118,684

New Zealand — 0.2%
Auckland International Airport Ltd.	923,123	3,897,405
Contact Energy Ltd.	704,739	2,570,091
Fletcher Building Ltd.	661,412	4,005,221
Meridian Energy Ltd.	1,245,111	2,257,742
Mighty River Power Ltd.	670,419	1,347,207
Ryman Healthcare Ltd.	363,315	2,359,859
Spark New Zealand Ltd.	1,752,269	4,386,660

		20,824,185

Norway — 0.6%
DNB ASA	961,986	12,338,756
Gjensidige Forsikring ASA	193,766	3,342,311
Marine Harvest ASA*	376,600	6,288,972
Norsk Hydro ASA	1,288,004	5,134,710
Orkla ASA	802,389	7,260,788
Schibsted ASA, Class A (a)	73,238	2,276,212
Schibsted ASA, Class B	86,344	2,559,686
Statoil ASA	1,098,562	17,517,951
Telenor ASA (a)	738,981	12,313,994
Yara International ASA	176,007	6,347,580

		75,380,960

Portugal — 0.1%
EDP — Energias de Portugal SA (a)	2,279,565	7,596,352
Galp Energia SGPS SA	455,462	5,969,716
Jeronimo Martins SGPS SA	243,926	3,951,625

		17,517,693

Singapore — 1.2%
Ascendas Real Estate Investment Trust REIT	2,149,800	3,574,934
CapitaLand Commercial Trust REIT	1,998,200	2,016,918
CapitaLand Ltd.	2,524,500	5,481,269
CapitaLand Mall Trust REIT	2,398,100	3,535,069
City Developments Ltd.	390,900	2,324,792
ComfortDelGro Corp. Ltd.	2,059,500	4,097,763
DBS Group Holdings Ltd.	1,732,800	19,503,595
Genting Singapore PLC	5,857,500	3,147,593
Global Logistic Properties Ltd.	3,046,000	4,003,529
Golden Agri-Resources Ltd.	6,842,900	1,937,936
Hutchison Port Holdings Trust, Class U	5,475,109	2,354,297
Jardine Cycle & Carriage Ltd.	113,400	2,783,327
Keppel Corp. Ltd.	1,431,600	5,592,918
Oversea-Chinese Banking Corp. Ltd.	3,042,800	19,046,501
Sembcorp Industries Ltd.	953,900	1,932,598

See Notes to Financial Statements.	13

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Singapore (Continued)
Sembcorp Marine Ltd. (a)	806,700	$907,984
Singapore Airlines Ltd.	518,100	4,018,087
Singapore Exchange Ltd.	773,000	4,350,265
Singapore Press Holdings Ltd. (a)	1,532,200	4,294,744
Singapore Technologies Engineering Ltd.	1,509,500	3,540,545
Singapore Telecommunications Ltd.	7,847,100	22,052,340
StarHub Ltd.	578,200	1,482,133
Suntec Real Estate Investment Trust REIT	2,318,700	2,803,453
United Overseas Bank Ltd.	1,275,400	16,874,438
UOL Group Ltd.	463,700	1,912,582
Wilmar International Ltd.	1,840,300	4,436,712

		148,006,322

South Africa — 0.1%
Investec PLC	607,757	4,126,593
Mediclinic International PLC	353,036	4,430,590
Mondi PLC	361,494	7,047,259

		15,604,442

Spain — 3.1%
Abertis Infraestructuras SA	510,653	7,818,089
ACS Actividades de Construccion y Servicios SA	189,163	6,240,468
Aena SA, 144A*	66,444	8,971,226
Amadeus IT Holding SA, Class A	431,956	20,010,334
Banco Bilbao Vizcaya Argentaria SA	6,403,288	42,469,625
Banco de Sabadell SA	5,236,021	8,948,472
Banco Popular Espanol SA (a)	1,657,324	2,729,137
Banco Santander SA	14,208,607	67,836,945
Bankia SA	4,412,191	3,834,084
Bankinter SA	645,645	4,910,798
CaixaBank SA (a)	2,620,732	7,164,469
Distribuidora Internacional de Alimentacion SA*	612,716	3,664,325
Enagas SA	223,249	6,691,807
Endesa SA	312,656	6,428,727
Ferrovial SA	468,490	9,919,628
Gas Natural SDG SA	344,761	6,824,178
Grifols SA	293,623	6,653,203
Iberdrola SA	5,352,525	36,304,455
Industria de Diseno Textil SA	1,073,758	36,271,410
Mapfre SA	1,044,321	2,646,939
Red Electrica Corp. SA	106,523	9,486,516
Repsol SA	1,057,159	13,614,998
Telefonica SA	4,407,608	46,054,394
Zardoya Otis SA (a)	174,978	1,814,494

		367,308,721

Sweden — 2.8%
Alfa Laval AB (a)	281,210	4,251,180
Assa Abloy AB, Class B	986,613	20,509,713
Atlas Copco AB, Class A	661,007	17,077,213
Atlas Copco AB, Class B	384,113	9,159,198
Boliden AB	261,942	4,635,058
Electrolux AB, Series B	236,818	6,353,872
Getinge AB, Class B	191,672	4,090,179

	Number of Shares	Value
Sweden (Continued)
Hennes & Mauritz AB, Class B	934,580	$28,682,705
Hexagon AB, Class B (a)	254,397	9,878,400
Husqvarna AB, Class B	403,474	3,202,117
ICA Gruppen AB (a)	78,208	2,753,714
Industrivarden AB, Class C	159,100	2,689,385
Investor AB, Class B (a)	448,357	15,598,578
Kinnevik AB*	225,434	483,767
Kinnevik AB, Class B (a)	225,434	5,486,294
Lundin Petroleum AB*	211,053	3,785,182
Nordea Bank AB	2,989,931	29,016,276
Sandvik AB (a)	1,049,543	10,260,957
Securitas AB, Class B	299,880	4,727,558
Skandinaviska Enskilda Banken AB, Class A	1,495,243	14,331,574
Skanska AB, Class B	365,880	8,035,775
SKF AB, Class B	391,871	6,896,565
Svenska Cellulosa AB SCA, Class B	596,355	19,088,851
Svenska Handelsbanken AB, Class A	1,474,003	18,872,667
Swedbank AB, Class A	891,433	19,621,176
Swedish Match AB	193,425	6,599,502
Tele2 AB, Class B (a)	308,584	2,707,997
Telefonaktiebolaget LM Ericsson, Class B	2,995,672	23,092,390
Telia Co. AB	2,557,394	11,984,694
Volvo AB, Class B	1,517,664	16,893,561

		330,766,098

Switzerland — 9.3%
ABB Ltd.*	1,936,742	40,293,586
Actelion Ltd.*	101,109	16,590,420
Adecco Group AG	163,158	9,889,607
Aryzta AG*	84,528	3,364,112
Baloise Holding AG	49,218	6,080,453
Barry Callebaut AG*	2,120	2,506,036
Chocoladefabriken Lindt & Spruengli AG	99	7,320,423
Chocoladefabriken Lindt & Spruengli AG Participation Certificates (a)	958	5,903,169
Cie Financiere Richemont SA	513,832	30,266,462
Coca-Cola HBC AG CDI*	193,284	3,759,638
Credit Suisse Group AG*	1,830,411	25,080,682
Dufry AG*	38,700	5,197,636
EMS-Chemie Holding AG	7,871	3,901,846
Galenica AG	3,737	4,936,299
Geberit AG	37,207	14,224,004
Givaudan SA	9,090	17,420,976
Glencore PLC*	12,044,057	22,869,125
Julius Baer Group Ltd.*	220,308	9,803,041
Kuehne + Nagel International AG	53,155	7,475,925
LafargeHolcim Ltd.*	448,059	20,149,132
Lonza Group AG*	52,092	8,992,945
Nestle SA	3,138,505	231,756,808
Novartis AG	2,239,836	177,789,799
Pargesa Holding SA	34,203	2,258,981
Partners Group Holding AG	17,084	7,201,404
Roche Holding AG	691,569	181,519,469
Schindler Holding AG	19,762	3,642,252

See Notes to Financial Statements.	14

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Switzerland (Continued)
Schindler Holding AG Participation Certificates	43,545	$8,065,025
SGS SA	5,390	11,501,197
Sika AG	2,118	9,162,374
Sonova Holding AG	52,467	7,004,397
STMicroelectronics NV	617,584	3,694,812
Swatch Group AG — Bearer (a)	30,358	8,948,586
Swatch Group AG — Registered	48,102	2,789,819
Swiss Life Holding AG*	31,580	8,187,290
Swiss Prime Site AG*	68,562	5,876,743
Swiss Re AG	339,069	30,461,632
Swisscom AG	25,496	12,147,792
Syngenta AG	91,492	35,943,286
UBS Group AG	3,600,091	55,631,185
Wolseley PLC	251,258	14,741,993
Zurich Insurance Group AG*	148,060	35,823,370

		1,120,173,731

United Kingdom — 17.3%
3i Group PLC	957,417	7,786,189
Aberdeen Asset Management PLC	894,035	3,614,002
Admiral Group PLC	207,887	5,925,520
Aggreko PLC (a)	245,286	3,993,127
Anglo American PLC	1,379,936	11,993,795
ARM Holdings PLC	1,386,381	19,818,638
Ashtead Group PLC	495,468	7,003,893
Associated British Foods PLC	350,679	14,952,769
AstraZeneca PLC	1,244,450	72,600,727
Auto Trader Group PLC, 144A	985,387	5,608,845
Aviva PLC	3,985,397	25,963,611
Babcock International Group PLC	244,290	3,669,091
BAE Systems PLC	3,117,142	21,833,177
Barclays PLC	16,543,982	43,705,786
Barratt Developments PLC	986,602	8,459,365
Berkeley Group Holdings PLC	127,793	6,061,672
BP PLC	18,196,596	94,153,495
British American Tobacco PLC	1,835,052	111,574,479
British Land Co. PLC REIT	962,507	10,315,961
BT Group PLC	8,335,198	53,456,139
Bunzl PLC	329,946	9,767,824
Burberry Group PLC	438,046	6,813,936
Capita PLC	654,172	10,081,093
Centrica PLC	5,340,641	15,764,189
CNH Industrial NV	1,000,593	7,058,347
Cobham PLC (a)	1,103,347	2,604,796
Compass Group PLC	1,618,472	30,168,783
Croda International PLC	129,194	5,501,280
Diageo PLC	2,477,095	67,108,021
Direct Line Insurance Group PLC	1,353,483	7,357,079
Dixons Carphone PLC	963,426	6,139,671
easyJet PLC	153,981	3,418,876
Fiat Chrysler Automobiles NV	885,369	6,319,420
G4S PLC	1,486,005	4,022,570
GKN PLC	1,687,159	6,717,456
GlaxoSmithKline PLC	4,793,878	100,329,554
Hammerson PLC REIT	772,158	6,475,284
Hargreaves Lansdown PLC	249,833	4,881,304
HSBC Holdings PLC	19,378,285	124,910,285

	Number of Shares	Value
United Kingdom (Continued)
ICAP PLC	536,601	$3,357,448
IMI PLC	263,486	3,835,285
Imperial Brands PLC	943,708	51,406,144
Inmarsat PLC	430,592	4,487,152
InterContinental Hotels Group PLC	189,444	7,301,293
International Consolidated Airlines Group SA	796,525	6,225,898
Intertek Group PLC	158,862	7,217,862
Intu Properties PLC REIT	901,466	3,913,003
ITV PLC	3,687,807	11,472,987
J Sainsbury PLC (a)	1,289,687	5,015,366
Johnson Matthey PLC	190,505	7,957,483
Kingfisher PLC	2,245,201	11,940,760
Land Securities Group PLC REIT	778,287	13,143,541
Legal & General Group PLC	5,855,777	20,304,053
Lloyds Banking Group PLC	63,231,129	65,956,577
London Stock Exchange Group PLC	308,632	12,225,661
Marks & Spencer Group PLC	1,573,306	8,652,226
Meggitt PLC	742,400	4,171,995
Merlin Entertainments PLC, 144A	679,616	4,159,749
National Grid PLC	3,687,106	53,776,081
Next PLC	139,827	11,017,016
Old Mutual PLC	4,851,515	12,514,553
Pearson PLC	808,762	9,821,953
Persimmon PLC	302,762	9,217,394
Petrofac Ltd. (a)	251,421	2,833,056
Provident Financial PLC	144,891	6,110,923
Prudential PLC	2,532,302	50,613,765
Reckitt Benckiser Group PLC	625,892	62,322,686
RELX NV	979,272	16,981,123
RELX PLC	1,089,874	19,731,512
Rexam PLC (a)	694,382	6,320,884
Rio Tinto Ltd.	417,555	13,486,942
Rio Tinto PLC	1,217,299	34,247,774
Rolls-Royce Holdings PLC*	1,809,920	16,226,471
Rolls-Royce Holdings PLC, Class C*	198,656,285	287,724
Rolls-Royce Holdings PLC — Entitlement*	128,526,898	186,152
Royal Bank of Scotland Group PLC*	3,432,980	12,256,381
Royal Mail PLC	885,916	6,941,668
RSA Insurance Group PLC	1,001,153	7,105,106
SABMiller PLC	957,328	59,545,291
Sage Group PLC	1,062,420	9,432,586
Schroders PLC	133,491	5,239,566
Segro PLC REIT	716,090	4,541,681
Severn Trent PLC	227,319	7,546,132
Sky PLC	1,016,338	14,182,864
Smith & Nephew PLC	881,476	14,962,776
Smiths Group PLC	388,919	6,320,131
SSE PLC	990,471	21,977,313
St James’s Place PLC	516,465	6,937,913
Standard Chartered PLC	3,226,869	24,737,584
Standard Life PLC	1,939,168	9,523,954
Tate & Lyle PLC	451,999	4,114,498
Taylor Wimpey PLC	3,208,260	9,544,299
Tesco PLC*	8,013,662	19,162,499
Travis Perkins PLC	245,988	6,851,210
Unilever NV	1,603,500	72,016,197

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
United Kingdom (Continued)
Unilever PLC	1,263,375	$57,565,867
United Utilities Group PLC	671,218	9,429,950
Vodafone Group PLC	26,140,562	87,401,494
Weir Group PLC	207,274	3,599,466
Whitbread PLC	179,619	10,957,581
William Hill PLC	856,820	3,860,679
Wm Morrison Supermarkets PLC (a)	2,183,681	6,268,547
Worldpay Group PLC, 144A*	1,378,092	5,530,811
WPP PLC	1,274,485	29,386,770

		2,073,311,355

United States — 0.4%
Carnival PLC	186,583	9,212,407
Shire PLC	583,313	35,990,287

		45,202,694

TOTAL COMMON STOCKS (Cost $13,107,694,635)		11,809,840,731

PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	52,200	3,839,089
FUCHS PETROLUB SE	67,323	2,740,456
Henkel AG & Co. KGaA	175,375	20,439,863
Porsche Automobil Holding SE*	150,729	8,299,855
Schaeffler AG	163,500	2,637,801
Volkswagen AG*	182,681	27,307,838

		65,264,902

TOTAL PREFERRED STOCKS (Cost $86,287,745)		65,264,902

	Number of Shares	Value
RIGHTS — 0.0%
Spain — 0.0%
Abertis Infraestructuras SA*, expires 06/30/16	499,471	$382,900
Banco Popular Espanol SA*(a), expires 06/30/16	1,657,324	413,059
Ferrovial SA*, expires 07/30/16	458,230	163,661

		959,620

TOTAL RIGHTS (Cost $158,349)		959,620

SECURITIES LENDING COLLATERAL — 4.5%
Daily Assets Fund “Capital Shares”, 0.48% (d)(e) (Cost $541,008,659)	541,008,659	541,008,659

TOTAL INVESTMENTS — 103.6% (Cost $13,735,149,388)†		$12,417,073,912
Other assets and liabilities, net — (3.6%)		(433,026,073)

NET ASSETS — 100.0%		$11,984,047,839

*	Non-income producing security.
†	The cost for federal income tax purposes was $13,826,496,011. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $1,409,422,099. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $392,578,722 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,802,000,821.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $467,557,716, which is 3.9% of net assets.
(b)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interest
FDR:	Fiduciary Depositary Receipt
REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
SDR:	Swedish Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	16

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

At May 31, 2016, open future contract purchased was as follows:

Contract Description	Number of Contracts	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
E-mini MSCI EAFE Index	120	$9,963,000	6/17/2016	$(157,800)

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	AUD	52,283,000	USD	39,848,058	$2,060,403
Bank of Montreal	6/2/2016	AUD	1,224,500	USD	887,089	2,079
Bank of Montreal	6/2/2016	AUD	819,000	USD	621,806	29,872
Bank of Montreal	6/2/2016	AUD	116,120,100	USD	88,504,418	4,578,355
Canadian Imperial Bank of Commerce	6/2/2016	AUD	172,520,200	USD	131,492,309	6,802,948
Canadian Imperial Bank of Commerce	6/2/2016	AUD	10,145,900	USD	7,350,197	17,225
JP Morgan & Chase Co.	6/2/2016	AUD	236,673,679	USD	180,357,177	9,300,745
State Street Bank & Trust Co.	6/2/2016	AUD	316,282,679	USD	241,069,077	12,475,062
The Bank of New York Mellon	6/2/2016	AUD	3,059,000	USD	2,207,405	(3,494)
The Bank of New York Mellon	6/2/2016	AUD	1,424,300	USD	1,041,427	12,011
The Bank of Nova Scotia	6/2/2016	AUD	274,792,500	USD	209,441,348	10,834,453
Bank of Montreal	6/2/2016	CHF	12,304,000	USD	12,827,624	449,354
Bank of Montreal	6/2/2016	CHF	35,399,000	USD	36,975,680	1,363,004
Bank of Montreal	6/2/2016	CHF	168,368,800	USD	175,872,396	6,487,285
Canadian Imperial Bank of Commerce	6/2/2016	CHF	15,723,600	USD	15,815,329	(3,182)
Canadian Imperial Bank of Commerce	6/2/2016	CHF	179,150,700	USD	187,133,829	6,901,737
JP Morgan & Chase Co.	6/2/2016	CHF	249,163,563	USD	260,252,941	9,585,372
RBC Capital Markets	6/2/2016	CHF	91,132,400	USD	95,191,956	3,509,461
State Street Bank & Trust Co.	6/2/2016	CHF	280,742,482	USD	293,260,910	10,823,806
The Bank of New York Mellon	6/2/2016	CHF	1,689,700	USD	1,743,469	43,569
The Bank of Nova Scotia	6/2/2016	CHF	105,550,500	USD	110,252,781	4,065,155
Bank of Montreal	6/2/2016	DKK	19,227,000	USD	2,956,476	80,207
Bank of Montreal	6/2/2016	DKK	428,042,900	USD	65,922,733	1,889,508
Bank of Montreal	6/2/2016	DKK	17,859,000	USD	2,750,389	78,766
Canadian Imperial Bank of Commerce	6/2/2016	DKK	221,701,600	USD	34,145,078	979,551
JP Morgan & Chase Co.	6/2/2016	DKK	381,226,396	USD	58,710,732	1,681,038
RBC Capital Markets	6/2/2016	DKK	116,933,600	USD	18,008,902	516,180
State Street Bank & Trust Co.	6/2/2016	DKK	291,034,896	USD	44,823,602	1,286,136
The Bank of New York Mellon	6/2/2016	DKK	1,475,900	USD	225,881	5,093
The Bank of New York Mellon	6/2/2016	DKK	78,841,700	USD	12,142,384	348,033
The Bank of New York Mellon	6/2/2016	DKK	3,968,300	USD	597,057	3,418
The Bank of Nova Scotia	6/2/2016	DKK	24,796,300	USD	3,818,928	109,517
Bank of Montreal	6/2/2016	EUR	160,065,048	USD	183,484,165	5,388,736
Bank of Montreal	6/2/2016	EUR	39,906,000	USD	45,679,321	1,278,146
Canadian Imperial Bank of Commerce	6/2/2016	EUR	75,862,900	USD	84,454,373	45,966
Canadian Imperial Bank of Commerce	6/2/2016	EUR	1,046,130,104	USD	1,199,184,169	35,213,694
JP Morgan & Chase Co.	6/2/2016	EUR	755,424,170	USD	865,925,351	25,407,115
RBC Capital Markets	6/2/2016	EUR	85,277,000	USD	97,751,405	2,868,455
RBC Capital Markets	6/2/2016	EUR	182,167,000	USD	208,819,854	6,132,818
State Street Bank & Trust Co.	6/2/2016	EUR	890,858,895	USD	1,021,209,368	30,000,486
The Bank of Nova Scotia	6/2/2016	EUR	279,731,000	USD	320,659,841	9,418,798
Bank of Montreal	6/2/2016	GBP	8,094,000	USD	11,835,905	112,945
Bank of Montreal	6/2/2016	GBP	128,098,327	USD	187,660,847	2,129,407
Canadian Imperial Bank of Commerce	6/2/2016	GBP	26,262,900	USD	38,225,651	187,733
Canadian Imperial Bank of Commerce	6/2/2016	GBP	322,748,000	USD	472,751,588	5,298,949
JP Morgan & Chase Co.	6/2/2016	GBP	353,024,849	USD	517,165,518	5,861,351
RBC Capital Markets	6/2/2016	GBP	131,929,192	USD	193,273,364	2,193,484
State Street Bank & Trust Co.	6/2/2016	GBP	361,492,037	USD	529,581,858	6,014,224
State Street Bank & Trust Co.	6/2/2016	GBP	42,780,000	USD	62,669,278	708,789
The Bank of New York Mellon	6/2/2016	GBP	16,900	USD	24,334	(143)
The Bank of New York Mellon	6/2/2016	GBP	2,113,500	USD	3,054,314	(6,778)
The Bank of Nova Scotia	6/2/2016	GBP	344,303,800	USD	504,396,459	5,723,439

See Notes to Financial Statements.	17

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	HKD	160,000	USD	20,629	$39
Bank of Montreal	6/2/2016	HKD	66,572,000	USD	8,583,906	16,908
Bank of Montreal	6/2/2016	HKD	518,984,200	USD	66,920,370	133,483
Canadian Imperial Bank of Commerce	6/2/2016	HKD	768,024,448	USD	99,034,247	198,941
JP Morgan & Chase Co.	6/2/2016	HKD	657,191,570	USD	84,740,960	168,484
RBC Capital Markets	6/2/2016	HKD	13,152,000	USD	1,695,912	3,411
State Street Bank & Trust Co.	6/2/2016	HKD	468,520,870	USD	60,414,674	121,797
The Bank of New York Mellon	6/2/2016	HKD	3,117,900	USD	401,895	659
The Bank of New York Mellon	6/2/2016	HKD	363,789,900	USD	46,909,279	93,991
The Bank of Nova Scotia	6/2/2016	HKD	84,450,700	USD	10,889,137	21,370
Bank of Montreal	6/2/2016	ILS	66,186,000	USD	17,738,054	558,933
Bank of Montreal	6/2/2016	ILS	2,109,000	USD	564,274	16,866
Bank of Montreal	6/2/2016	ILS	1,807,000	USD	484,257	15,236
Canadian Imperial Bank of Commerce	6/2/2016	ILS	355,000	USD	92,187	44
Canadian Imperial Bank of Commerce	6/2/2016	ILS	46,532,300	USD	12,472,472	394,631
JP Morgan & Chase Co.	6/2/2016	ILS	59,317,918	USD	15,897,928	501,474
RBC Capital Markets	6/2/2016	ILS	23,151,200	USD	6,204,342	195,258
State Street Bank & Trust Co.	6/2/2016	ILS	61,216,518	USD	16,405,804	516,553
The Bank of New York Mellon	6/2/2016	ILS	25,671,400	USD	6,880,236	217,013
The Bank of New York Mellon	6/2/2016	ILS	515,200	USD	134,421	696
The Bank of New York Mellon	6/2/2016	ILS	376,000	USD	98,558	964
Bank of Montreal	6/2/2016	NOK	33,817,100	USD	4,199,004	156,604
Bank of Montreal	6/2/2016	NOK	7,306,000	USD	904,734	31,395
Bank of Montreal	6/2/2016	NOK	21,341,000	USD	2,649,805	98,762
Canadian Imperial Bank of Commerce	6/2/2016	NOK	91,288,000	USD	11,338,997	426,690
Canadian Imperial Bank of Commerce	6/2/2016	NOK	12,087,500	USD	1,445,329	423
JP Morgan & Chase Co.	6/2/2016	NOK	141,706,619	USD	17,595,462	656,256
RBC Capital Markets	6/2/2016	NOK	128,245,800	USD	15,923,876	593,738
State Street Bank & Trust Co.	6/2/2016	NOK	172,799,419	USD	21,456,291	800,340
The Bank of Nova Scotia	6/2/2016	NOK	25,189,100	USD	3,127,663	116,629
Bank of Montreal	6/2/2016	NZD	118,000	USD	82,169	2,330
Bank of Montreal	6/2/2016	NZD	10,562,600	USD	7,373,751	227,105
Bank of Montreal	6/2/2016	NZD	615,000	USD	429,318	13,209
Canadian Imperial Bank of Commerce	6/2/2016	NZD	4,494,600	USD	3,136,602	95,559
JP Morgan & Chase Co.	6/2/2016	NZD	3,827,680	USD	2,671,912	82,107
RBC Capital Markets	6/2/2016	NZD	2,116,500	USD	1,477,543	45,521
State Street Bank & Trust Co.	6/2/2016	NZD	6,796,480	USD	4,744,663	146,171
The Bank of Nova Scotia	6/2/2016	NZD	3,119,500	USD	2,177,754	67,103
Bank of Montreal	6/2/2016	SEK	172,527,900	USD	21,526,567	843,116
Bank of Montreal	6/2/2016	SEK	25,329,000	USD	3,154,414	117,855
Bank of Montreal	6/2/2016	SEK	41,592,000	USD	5,189,367	203,124
Canadian Imperial Bank of Commerce	6/2/2016	SEK	638,321,600	USD	79,670,943	3,145,968
Canadian Imperial Bank of Commerce	6/2/2016	SEK	78,041,900	USD	9,342,699	(13,329)
JP Morgan & Chase Co.	6/2/2016	SEK	705,782,358	USD	88,061,422	3,448,936
RBC Capital Markets	6/2/2016	SEK	273,762,300	USD	34,159,185	1,339,282
State Street Bank & Trust Co.	6/2/2016	SEK	872,479,258	USD	108,867,484	4,270,595
The Bank of Nova Scotia	6/2/2016	SEK	299,219,400	USD	37,334,989	1,463,169
Bank of Montreal	6/2/2016	USD	122,592,950	AUD	169,222,100	(287,298)
Bank of Montreal	6/2/2016	USD	217,332,328	CHF	216,071,800	43,729
Bank of Montreal	6/2/2016	USD	69,611,838	DKK	465,128,900	(30,720)
Bank of Montreal	6/2/2016	USD	222,617,769	EUR	199,971,048	(121,165)
Bank of Montreal	6/2/2016	USD	198,227,932	GBP	136,192,327	(973,533)
Bank of Montreal	6/2/2016	USD	75,399,703	HKD	585,716,200	(25,228)
Bank of Montreal	6/2/2016	USD	18,204,293	ILS	70,102,000	(8,741)
Bank of Montreal	6/2/2016	USD	7,468,968	NOK	62,464,100	(2,187)
Bank of Montreal	6/2/2016	USD	7,642,038	NZD	11,295,600	555
Bank of Montreal	6/2/2016	USD	28,665,358	SEK	239,448,900	40,895
Canadian Imperial Bank of Commerce	6/2/2016	USD	121,043,424	AUD	167,083,200	(283,667)
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,097,851	AUD	1,489,500	(21,311)
Canadian Imperial Bank of Commerce	6/2/2016	USD	2,158,507	AUD	2,954,500	(23,136)

See Notes to Financial Statements.	18

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/2/2016	USD	717,155	AUD	993,000	$538
Canadian Imperial Bank of Commerce	6/2/2016	USD	2,705,224	CHF	2,624,500	(64,882)
Canadian Imperial Bank of Commerce	6/2/2016	USD	175,323,074	CHF	174,306,200	35,276
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,369,679	CHF	1,329,000	(32,657)
Canadian Imperial Bank of Commerce	6/2/2016	USD	902,800	CHF	891,000	(6,421)
Canadian Imperial Bank of Commerce	6/2/2016	USD	203,555	DKK	1,348,500	(1,826)
Canadian Imperial Bank of Commerce	6/2/2016	USD	308,642	DKK	2,009,000	(8,105)
Canadian Imperial Bank of Commerce	6/2/2016	USD	32,079,934	DKK	214,350,100	(14,157)
Canadian Imperial Bank of Commerce	6/2/2016	USD	611,463	DKK	3,994,000	(13,979)
Canadian Imperial Bank of Commerce	6/2/2016	USD	4,602,000	EUR	4,026,000	(122,495)
Canadian Imperial Bank of Commerce	6/2/2016	USD	9,164,889	EUR	8,047,000	(211,442)
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,148,177,221	EUR	1,031,374,104	(624,923)
Canadian Imperial Bank of Commerce	6/2/2016	USD	3,011,372	EUR	2,683,000	(26,148)
Canadian Imperial Bank of Commerce	6/2/2016	USD	5,792,897	GBP	4,020,500	30,201
Canadian Imperial Bank of Commerce	6/2/2016	USD	2,924,728	GBP	2,025,000	8,185
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,974,311	GBP	1,353,000	(14,691)
Canadian Imperial Bank of Commerce	6/2/2016	USD	458,991,197	GBP	315,349,500	(2,254,189)
Canadian Imperial Bank of Commerce	6/2/2016	USD	303,489	HKD	2,356,000	(301)
Canadian Imperial Bank of Commerce	6/2/2016	USD	97,170,748	HKD	754,836,948	(32,512)
Canadian Imperial Bank of Commerce	6/2/2016	USD	464,393	HKD	3,602,500	(795)
Canadian Imperial Bank of Commerce	6/2/2016	USD	931,430	HKD	7,229,000	(1,147)
Canadian Imperial Bank of Commerce	6/2/2016	USD	61,018	ILS	234,500	(152)
Canadian Imperial Bank of Commerce	6/2/2016	USD	179,329	ILS	678,000	(3,349)
Canadian Imperial Bank of Commerce	6/2/2016	USD	94,543	ILS	355,000	(2,400)
Canadian Imperial Bank of Commerce	6/2/2016	USD	11,754,496	ILS	45,264,800	(5,644)
Canadian Imperial Bank of Commerce	6/2/2016	USD	10,593,616	NOK	88,596,000	(3,103)
Canadian Imperial Bank of Commerce	6/2/2016	USD	89,951	NOK	734,500	(2,151)
Canadian Imperial Bank of Commerce	6/2/2016	USD	177,917	NOK	1,464,000	(2,914)
Canadian Imperial Bank of Commerce	6/2/2016	USD	59,356	NOK	493,500	(364)
Canadian Imperial Bank of Commerce	6/2/2016	USD	18,506	NZD	27,500	100
Canadian Imperial Bank of Commerce	6/2/2016	USD	2,939,677	NZD	4,345,100	214
Canadian Imperial Bank of Commerce	6/2/2016	USD	27,964	NZD	41,000	(223)
Canadian Imperial Bank of Commerce	6/2/2016	USD	54,771	NZD	81,000	33
Canadian Imperial Bank of Commerce	6/2/2016	USD	859,684	SEK	7,013,500	(18,873)
Canadian Imperial Bank of Commerce	6/2/2016	USD	429,588	SEK	3,492,500	(10,891)
Canadian Imperial Bank of Commerce	6/2/2016	USD	282,376	SEK	2,357,000	192
Canadian Imperial Bank of Commerce	6/2/2016	USD	74,876,078	SEK	625,458,600	106,820
JP Morgan & Chase Co.	6/2/2016	USD	140,993,748	AUD	194,621,779	(330,421)
JP Morgan & Chase Co.	6/2/2016	USD	30,328,752	AUD	39,798,900	(1,564,008)
JP Morgan & Chase Co.	6/2/2016	USD	1,685,321	AUD	2,253,000	(56,960)
JP Morgan & Chase Co.	6/2/2016	USD	2,087,379	CHF	1,989,500	(85,870)
JP Morgan & Chase Co.	6/2/2016	USD	204,720,794	CHF	203,533,413	41,191
JP Morgan & Chase Co.	6/2/2016	USD	45,582,939	CHF	43,640,650	(1,678,865)
JP Morgan & Chase Co.	6/2/2016	USD	461,831	DKK	2,984,500	(15,363)
JP Morgan & Chase Co.	6/2/2016	USD	56,608,208	DKK	378,241,896	(24,982)
JP Morgan & Chase Co.	6/2/2016	USD	7,054,463	EUR	6,125,000	(239,518)
JP Morgan & Chase Co.	6/2/2016	USD	710,461,644	EUR	638,186,970	(386,686)
JP Morgan & Chase Co.	6/2/2016	USD	127,365,359	EUR	111,112,200	(3,737,027)
JP Morgan & Chase Co.	6/2/2016	USD	76,234,207	GBP	52,038,600	(864,009)
JP Morgan & Chase Co.	6/2/2016	USD	4,484,043	GBP	3,084,000	(17,327)
JP Morgan & Chase Co.	6/2/2016	USD	433,596,724	GBP	297,902,249	(2,129,472)
JP Morgan & Chase Co.	6/2/2016	USD	714,336	HKD	5,543,500	(956)
JP Morgan & Chase Co.	6/2/2016	USD	83,887,164	HKD	651,648,070	(28,068)
JP Morgan & Chase Co.	6/2/2016	USD	146,968	ILS	555,500	(2,783)
JP Morgan & Chase Co.	6/2/2016	USD	15,259,597	ILS	58,762,418	(7,327)
JP Morgan & Chase Co.	6/2/2016	USD	136,988	NOK	1,111,500	(4,122)
JP Morgan & Chase Co.	6/2/2016	USD	14,445,026	NOK	120,805,919	(4,230)
JP Morgan & Chase Co.	6/2/2016	USD	2,457,190	NOK	19,789,200	(91,646)
JP Morgan & Chase Co.	6/2/2016	USD	41,096	NZD	59,500	(838)
JP Morgan & Chase Co.	6/2/2016	USD	532,473	NZD	762,800	(16,363)

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/2/2016	USD	2,033,290	NZD	3,005,380	$148
JP Morgan & Chase Co.	6/2/2016	USD	662,671	SEK	5,329,500	(23,745)
JP Morgan & Chase Co.	6/2/2016	USD	14,110,393	SEK	113,090,000	(552,635)
JP Morgan & Chase Co.	6/2/2016	USD	70,315,489	SEK	587,362,858	100,314
RBC Capital Markets	6/2/2016	USD	901,328	AUD	1,224,500	(16,317)
RBC Capital Markets	6/2/2016	USD	1,114,430	CHF	1,082,000	(25,899)
RBC Capital Markets	6/2/2016	USD	90,575,739	CHF	90,050,400	18,224
RBC Capital Markets	6/2/2016	USD	251,850	DKK	1,641,500	(6,290)
RBC Capital Markets	6/2/2016	USD	17,254,776	DKK	115,292,100	(7,615)
RBC Capital Markets	6/2/2016	USD	3,807,811	EUR	3,336,500	(95,474)
RBC Capital Markets	6/2/2016	USD	294,017,674	EUR	264,107,500	(160,026)
RBC Capital Markets	6/2/2016	USD	2,424,762	GBP	1,680,500	9,194
RBC Capital Markets	6/2/2016	USD	189,576,971	GBP	130,248,692	(931,047)
RBC Capital Markets	6/2/2016	USD	387,977	HKD	3,010,000	(627)
RBC Capital Markets	6/2/2016	USD	1,305,588	HKD	10,142,000	(437)
RBC Capital Markets	6/2/2016	USD	5,937,702	ILS	22,865,200	(2,851)
RBC Capital Markets	6/2/2016	USD	75,486	ILS	286,000	(1,253)
RBC Capital Markets	6/2/2016	USD	15,261,331	NOK	127,632,800	(4,470)
RBC Capital Markets	6/2/2016	USD	74,714	NOK	613,000	(1,437)
RBC Capital Markets	6/2/2016	USD	22,890	NZD	33,500	(224)
RBC Capital Markets	6/2/2016	USD	1,409,254	NZD	2,083,000	102
RBC Capital Markets	6/2/2016	USD	32,428,193	SEK	270,880,800	46,263
RBC Capital Markets	6/2/2016	USD	354,093	SEK	2,881,500	(8,645)
State Street Bank & Trust Co.	6/2/2016	USD	223,751,946	AUD	308,857,679	(524,366)
State Street Bank & Trust Co.	6/2/2016	USD	901,350	AUD	1,224,500	(16,339)
State Street Bank & Trust Co.	6/2/2016	USD	717,058	AUD	993,000	635
State Street Bank & Trust Co.	6/2/2016	USD	1,685,323	AUD	2,253,000	(56,962)
State Street Bank & Trust Co.	6/2/2016	USD	2,158,333	AUD	2,954,500	(22,962)
State Street Bank & Trust Co.	6/2/2016	USD	2,087,331	CHF	1,989,500	(85,822)
State Street Bank & Trust Co.	6/2/2016	USD	275,754,860	CHF	274,155,482	55,484
State Street Bank & Trust Co.	6/2/2016	USD	1,114,446	CHF	1,082,000	(25,915)
State Street Bank & Trust Co.	6/2/2016	USD	902,743	CHF	891,000	(6,365)
State Street Bank & Trust Co.	6/2/2016	USD	2,704,909	CHF	2,624,500	(64,567)
State Street Bank & Trust Co.	6/2/2016	USD	251,836	DKK	1,641,500	(6,276)
State Street Bank & Trust Co.	6/2/2016	USD	203,535	DKK	1,348,500	(1,806)
State Street Bank & Trust Co.	6/2/2016	USD	611,417	DKK	3,994,000	(13,933)
State Street Bank & Trust Co.	6/2/2016	USD	461,802	DKK	2,984,500	(15,335)
State Street Bank & Trust Co.	6/2/2016	USD	42,064,788	DKK	281,066,396	(18,563)
State Street Bank & Trust Co.	6/2/2016	USD	9,164,302	EUR	8,047,000	(210,855)
State Street Bank & Trust Co.	6/2/2016	USD	3,011,203	EUR	2,683,000	(25,979)
State Street Bank & Trust Co.	6/2/2016	USD	20,000,000	EUR	17,336,371	(710,790)
State Street Bank & Trust Co.	6/2/2016	USD	7,054,481	EUR	6,125,000	(239,536)
State Street Bank & Trust Co.	6/2/2016	USD	3,807,884	EUR	3,336,500	(95,547)
State Street Bank & Trust Co.	6/2/2016	USD	949,970,763	EUR	853,331,024	(517,044)
State Street Bank & Trust Co.	6/2/2016	USD	4,484,053	GBP	3,084,000	(17,336)
State Street Bank & Trust Co.	6/2/2016	USD	2,424,819	GBP	1,680,500	9,137
State Street Bank & Trust Co.	6/2/2016	USD	5,792,576	GBP	4,020,500	30,523
State Street Bank & Trust Co.	6/2/2016	USD	573,662,091	GBP	394,134,037	(2,817,359)
State Street Bank & Trust Co.	6/2/2016	USD	1,974,022	GBP	1,353,000	(14,402)
State Street Bank & Trust Co.	6/2/2016	USD	57,978,073	HKD	450,382,370	(19,399)
State Street Bank & Trust Co.	6/2/2016	USD	387,957	HKD	3,010,000	(607)
State Street Bank & Trust Co.	6/2/2016	USD	714,328	HKD	5,543,500	(947)
State Street Bank & Trust Co.	6/2/2016	USD	303,473	HKD	2,356,000	(285)
State Street Bank & Trust Co.	6/2/2016	USD	931,383	HKD	7,229,000	(1,099)
State Street Bank & Trust Co.	6/2/2016	USD	146,971	ILS	555,500	(2,786)
State Street Bank & Trust Co.	6/2/2016	USD	15,441,401	ILS	59,462,518	(7,415)
State Street Bank & Trust Co.	6/2/2016	USD	75,471	ILS	286,000	(1,238)
State Street Bank & Trust Co.	6/2/2016	USD	61,022	ILS	234,500	(156)
State Street Bank & Trust Co.	6/2/2016	USD	179,328	ILS	678,000	(3,348)
State Street Bank & Trust Co.	6/2/2016	USD	136,981	NOK	1,111,500	(4,115)

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	6/2/2016	USD	20,221,737	NOK	169,117,419	$(5,922)
State Street Bank & Trust Co.	6/2/2016	USD	59,352	NOK	493,500	(360)
State Street Bank & Trust Co.	6/2/2016	USD	177,904	NOK	1,464,000	(2,902)
State Street Bank & Trust Co.	6/2/2016	USD	74,713	NOK	613,000	(1,437)
State Street Bank & Trust Co.	6/2/2016	USD	41,095	NZD	59,500	(837)
State Street Bank & Trust Co.	6/2/2016	USD	22,891	NZD	33,500	(225)
State Street Bank & Trust Co.	6/2/2016	USD	18,509	NZD	27,500	97
State Street Bank & Trust Co.	6/2/2016	USD	54,773	NZD	81,000	32
State Street Bank & Trust Co.	6/2/2016	USD	4,461,834	NZD	6,594,980	324
State Street Bank & Trust Co.	6/2/2016	USD	662,636	SEK	5,329,500	(23,710)
State Street Bank & Trust Co.	6/2/2016	USD	859,628	SEK	7,013,500	(18,817)
State Street Bank & Trust Co.	6/2/2016	USD	102,343,131	SEK	854,897,758	146,006
State Street Bank & Trust Co.	6/2/2016	USD	354,088	SEK	2,881,500	(8,641)
State Street Bank & Trust Co.	6/2/2016	USD	282,361	SEK	2,357,000	208
The Bank of New York Mellon	6/2/2016	USD	10,759,923	AUD	14,629,200	(186,636)
The Bank of New York Mellon	6/2/2016	USD	17,993,036	CHF	17,413,300	(474,625)
The Bank of New York Mellon	6/2/2016	USD	9,497,183	DKK	63,457,800	(4,191)
The Bank of New York Mellon	6/2/2016	USD	3,201,909	DKK	20,828,100	(86,123)
The Bank of New York Mellon	6/2/2016	USD	9,192,774	EUR	8,218,400	(48,619)
The Bank of New York Mellon	6/2/2016	USD	1,121,208	EUR	1,000,000	(8,564)
The Bank of New York Mellon	6/2/2016	USD	10,810,655	EUR	9,456,900	(288,491)
The Bank of New York Mellon	6/2/2016	USD	28,741,115	EUR	24,953,000	(977,307)
The Bank of New York Mellon	6/2/2016	USD	37,151,182	EUR	32,234,600	(1,285,545)
The Bank of New York Mellon	6/2/2016	USD	41,028,460	GBP	28,393,300	95,026
The Bank of New York Mellon	6/2/2016	USD	5,711,205	HKD	44,304,100	(9,812)
The Bank of New York Mellon	6/2/2016	USD	41,529,026	HKD	322,603,700	(13,895)
The Bank of New York Mellon	6/2/2016	USD	544,948	ILS	2,033,300	(17,188)
The Bank of New York Mellon	6/2/2016	USD	5,366,581	ILS	20,665,900	(2,577)
The Bank of New York Mellon	6/2/2016	USD	1,021,415	ILS	3,863,400	(18,638)
The Bank of New York Mellon	6/2/2016	USD	1,477,354	NOK	12,087,500	(32,448)
The Bank of New York Mellon	6/2/2016	USD	9,619,886	SEK	78,041,900	(263,858)
The Bank of Nova Scotia	6/2/2016	USD	1,097,866	AUD	1,489,500	(21,326)
The Bank of Nova Scotia	6/2/2016	USD	197,994,358	AUD	273,303,000	(464,003)
The Bank of Nova Scotia	6/2/2016	USD	104,829,511	CHF	104,221,500	21,092
The Bank of Nova Scotia	6/2/2016	USD	1,369,637	CHF	1,329,000	(32,615)
The Bank of Nova Scotia	6/2/2016	USD	308,636	DKK	2,009,000	(8,099)
The Bank of Nova Scotia	6/2/2016	USD	3,410,379	DKK	22,787,300	(1,505)
The Bank of Nova Scotia	6/2/2016	USD	306,928,591	EUR	275,705,000	(167,053)
The Bank of Nova Scotia	6/2/2016	USD	4,601,919	EUR	4,026,000	(122,414)
The Bank of Nova Scotia	6/2/2016	USD	2,924,657	GBP	2,025,000	8,255
The Bank of Nova Scotia	6/2/2016	USD	498,186,793	GBP	342,278,800	(2,446,686)
The Bank of Nova Scotia	6/2/2016	USD	10,407,652	HKD	80,848,200	(3,482)
The Bank of Nova Scotia	6/2/2016	USD	464,381	HKD	3,602,500	(783)
The Bank of Nova Scotia	6/2/2016	USD	94,540	ILS	355,000	(2,397)
The Bank of Nova Scotia	6/2/2016	USD	2,924,090	NOK	24,454,600	(856)
The Bank of Nova Scotia	6/2/2016	USD	89,948	NOK	734,500	(2,148)
The Bank of Nova Scotia	6/2/2016	USD	27,963	NZD	41,000	(223)
The Bank of Nova Scotia	6/2/2016	USD	2,082,759	NZD	3,078,500	151
The Bank of Nova Scotia	6/2/2016	USD	429,578	SEK	3,492,500	(10,880)
The Bank of Nova Scotia	6/2/2016	USD	35,402,616	SEK	295,726,900	50,506
Bank of Montreal	6/3/2016	JPY	19,976,052,600	USD	186,809,054	6,392,678
Bank of Montreal	6/3/2016	JPY	4,258,852,000	USD	39,831,205	1,366,817
Canadian Imperial Bank of Commerce	6/3/2016	JPY	9,437,523,000	USD	88,263,429	3,027,185
JP Morgan & Chase Co.	6/3/2016	JPY	82,156,313,427	USD	768,218,071	26,212,400
RBC Capital Markets	6/3/2016	JPY	41,992,789,500	USD	392,705,547	13,442,083
State Street Bank & Trust Co.	6/3/2016	JPY	82,078,613,900	USD	767,597,755	26,293,837
The Bank of New York Mellon	6/3/2016	JPY	665,225,400	USD	6,064,595	56,523
The Bank of New York Mellon	6/3/2016	JPY	38,851,371,500	USD	363,317,977	12,426,648
The Bank of Nova Scotia	6/3/2016	JPY	27,922,837,467	USD	261,112,397	8,923,576
Bank of Montreal	6/3/2016	SGD	650,000	USD	482,482	10,501

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/3/2016	SGD	155,000	USD	115,222	$2,673
Bank of Montreal	6/3/2016	SGD	32,705,500	USD	24,313,465	565,177
Canadian Imperial Bank of Commerce	6/3/2016	SGD	37,734,900	USD	28,058,191	657,929
JP Morgan & Chase Co.	6/3/2016	SGD	42,843,416	USD	31,846,737	737,053
RBC Capital Markets	6/3/2016	SGD	17,317,900	USD	12,873,809	298,846
State Street Bank & Trust Co.	6/3/2016	SGD	61,384,868	USD	45,632,725	1,059,625
The Bank of New York Mellon	6/3/2016	SGD	15,770,500	USD	11,723,797	272,439
The Bank of Nova Scotia	6/3/2016	SGD	7,245,500	USD	5,385,988	124,848
Bank of Montreal	6/3/2016	USD	218,524,421	JPY	24,234,904,600	356,343
Bank of Montreal	6/3/2016	USD	24,340,895	SGD	33,510,500	(8,077)
Canadian Imperial Bank of Commerce	6/3/2016	USD	3,483,966	JPY	377,655,000	(73,125)
Canadian Imperial Bank of Commerce	6/3/2016	USD	46,591,646	JPY	5,167,246,500	77,028
Canadian Imperial Bank of Commerce	6/3/2016	USD	2,298,340	JPY	253,249,500	(11,084)
Canadian Imperial Bank of Commerce	6/3/2016	USD	6,839,661	JPY	740,831,000	(148,747)
Canadian Imperial Bank of Commerce	6/3/2016	USD	27,109,356	JPY	2,898,541,000	(930,797)
Canadian Imperial Bank of Commerce	6/3/2016	USD	132,030	SGD	182,500	488
Canadian Imperial Bank of Commerce	6/3/2016	USD	404,463	SGD	554,500	(1,827)
Canadian Imperial Bank of Commerce	6/3/2016	USD	199,824	SGD	273,000	(1,592)
Canadian Imperial Bank of Commerce	6/3/2016	USD	26,675,068	SGD	36,724,900	(8,193)
JP Morgan & Chase Co.	6/3/2016	USD	735,714,467	JPY	81,594,412,927	1,216,326
JP Morgan & Chase Co.	6/3/2016	USD	5,281,660	JPY	561,900,500	(206,781)
JP Morgan & Chase Co.	6/3/2016	USD	30,810,907	SGD	42,418,916	(9,463)
JP Morgan & Chase Co.	6/3/2016	USD	313,545	SGD	424,500	(5,305)
RBC Capital Markets	6/3/2016	USD	375,876,525	JPY	41,686,586,000	621,421
RBC Capital Markets	6/3/2016	USD	2,860,006	JPY	306,203,500	(94,489)
RBC Capital Markets	6/3/2016	USD	167,788	SGD	228,500	(1,868)
RBC Capital Markets	6/3/2016	USD	12,413,082	SGD	17,089,400	(4,038)
State Street Bank & Trust Co.	6/3/2016	USD	6,839,062	JPY	740,831,000	(148,148)
State Street Bank & Trust Co.	6/3/2016	USD	2,298,238	JPY	253,249,500	(10,982)
State Street Bank & Trust Co.	6/3/2016	USD	5,281,711	JPY	561,900,500	(206,832)
State Street Bank & Trust Co.	6/3/2016	USD	2,860,075	JPY	306,203,500	(94,558)
State Street Bank & Trust Co.	6/3/2016	USD	723,303,915	JPY	80,216,429,400	1,181,436
State Street Bank & Trust Co.	6/3/2016	USD	43,576,948	SGD	59,994,868	(13,162)
State Street Bank & Trust Co.	6/3/2016	USD	404,445	SGD	554,500	(1,808)
State Street Bank & Trust Co.	6/3/2016	USD	167,760	SGD	228,500	(1,840)
State Street Bank & Trust Co.	6/3/2016	USD	132,040	SGD	182,500	478
State Street Bank & Trust Co.	6/3/2016	USD	313,552	SGD	424,500	(5,311)
The Bank of New York Mellon	6/3/2016	USD	314,822	JPY	33,559,600	(11,724)
The Bank of New York Mellon	6/3/2016	USD	25,843,132	JPY	2,800,000,000	(554,560)
The Bank of New York Mellon	6/3/2016	USD	325,486,781	JPY	36,097,037,300	528,413
The Bank of New York Mellon	6/3/2016	USD	5,384,124	JPY	586,000,000	(91,587)
The Bank of New York Mellon	6/3/2016	USD	2,404,210	SGD	3,269,100	(30,434)
The Bank of New York Mellon	6/3/2016	USD	9,080,337	SGD	12,501,400	(2,756)
The Bank of Nova Scotia	6/3/2016	USD	248,367,364	JPY	27,545,182,467	410,615
The Bank of Nova Scotia	6/3/2016	USD	3,483,906	JPY	377,655,000	(73,065)
The Bank of Nova Scotia	6/3/2016	USD	5,064,463	SGD	6,972,500	(1,555)
The Bank of Nova Scotia	6/3/2016	USD	199,819	SGD	273,000	(1,587)
Bank of Montreal	7/5/2016	AUD	169,222,100	USD	122,440,650	302,705
Bank of Montreal	7/5/2016	AUD	43,619,000	USD	31,559,738	77,236
Bank of Montreal	7/5/2016	AUD	10,247,000	USD	7,409,585	13,698
Canadian Imperial Bank of Commerce	7/5/2016	AUD	167,083,200	USD	120,893,049	298,879
JP Morgan & Chase Co.	7/5/2016	AUD	194,621,779	USD	140,822,481	352,033
State Street Bank & Trust Co.	7/5/2016	AUD	308,857,679	USD	223,480,151	558,663
The Bank of Nova Scotia	7/5/2016	AUD	273,303,000	USD	197,749,752	490,252
Bank of Montreal	7/5/2016	CHF	216,071,800	USD	217,662,916	(83,406)
Bank of Montreal	7/5/2016	CHF	17,038,000	USD	17,163,034	(7,007)
Canadian Imperial Bank of Commerce	7/5/2016	CHF	174,306,200	USD	175,589,761	(67,284)
JP Morgan & Chase Co.	7/5/2016	CHF	203,533,413	USD	205,022,905	(87,860)
RBC Capital Markets	7/5/2016	CHF	90,050,400	USD	90,713,059	(35,217)
State Street Bank & Trust Co.	7/5/2016	CHF	274,155,482	USD	276,184,054	(96,090)

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of Nova Scotia	7/5/2016	CHF	104,221,500	USD	104,990,027	$(39,173)
Bank of Montreal	7/5/2016	DKK	465,128,900	USD	69,689,540	16,988
Bank of Montreal	7/5/2016	DKK	35,076,000	USD	5,255,259	1,157
Canadian Imperial Bank of Commerce	7/5/2016	DKK	214,350,100	USD	32,115,742	7,829
JP Morgan & Chase Co.	7/5/2016	DKK	378,241,896	USD	56,671,820	14,239
RBC Capital Markets	7/5/2016	DKK	115,292,100	USD	17,273,855	4,030
State Street Bank & Trust Co.	7/5/2016	DKK	281,066,396	USD	42,112,688	11,212
The Bank of New York Mellon	7/5/2016	DKK	63,457,800	USD	9,507,712	2,246
The Bank of Nova Scotia	7/5/2016	DKK	22,787,300	USD	3,414,262	909
Bank of Montreal	7/5/2016	EUR	199,971,048	USD	222,868,733	77,944
Canadian Imperial Bank of Commerce	7/5/2016	EUR	1,031,374,104	USD	1,149,476,753	407,161
JP Morgan & Chase Co.	7/5/2016	EUR	638,186,970	USD	711,237,041	223,222
RBC Capital Markets	7/5/2016	EUR	264,107,500	USD	294,347,809	101,622
State Street Bank & Trust Co.	7/5/2016	EUR	853,331,024	USD	951,062,173	353,087
The Bank of Nova Scotia	7/5/2016	EUR	275,705,000	USD	307,275,980	108,841
Bank of Montreal	7/5/2016	GBP	136,192,327	USD	198,269,471	961,728
Canadian Imperial Bank of Commerce	7/5/2016	GBP	315,349,500	USD	459,088,956	2,228,430
JP Morgan & Chase Co.	7/5/2016	GBP	297,902,249	USD	433,686,988	2,103,053
RBC Capital Markets	7/5/2016	GBP	130,248,692	USD	189,617,348	920,408
State Street Bank & Trust Co.	7/5/2016	GBP	394,134,037	USD	573,788,214	2,789,106
The Bank of Nova Scotia	7/5/2016	GBP	342,278,800	USD	498,294,611	2,420,438
Bank of Montreal	7/5/2016	HKD	350,000	USD	45,069	5
Bank of Montreal	7/5/2016	HKD	585,716,200	USD	75,431,553	18,096
Canadian Imperial Bank of Commerce	7/5/2016	HKD	754,836,948	USD	97,213,047	24,572
JP Morgan & Chase Co.	7/5/2016	HKD	651,648,070	USD	83,921,734	19,268
RBC Capital Markets	7/5/2016	HKD	10,142,000	USD	1,306,172	347
State Street Bank & Trust Co.	7/5/2016	HKD	450,382,370	USD	58,003,461	14,811
The Bank of New York Mellon	7/5/2016	HKD	322,603,700	USD	41,547,210	10,609
The Bank of Nova Scotia	7/5/2016	HKD	80,848,200	USD	10,411,941	2,391
Bank of Montreal	7/5/2016	ILS	70,102,000	USD	18,212,616	5,210
Canadian Imperial Bank of Commerce	7/5/2016	ILS	45,264,800	USD	11,759,076	2,570
JP Morgan & Chase Co.	7/5/2016	ILS	58,762,418	USD	15,266,733	4,526
RBC Capital Markets	7/5/2016	ILS	22,865,200	USD	5,939,943	1,225
State Street Bank & Trust Co.	7/5/2016	ILS	59,462,518	USD	15,445,532	1,490
The Bank of New York Mellon	7/5/2016	ILS	20,665,900	USD	5,369,030	1,530
Bank of Montreal	7/5/2016	JPY	24,234,904,600	USD	218,766,064	(377,091)
Bank of Montreal	7/5/2016	JPY	466,852,000	USD	4,222,421	931
Canadian Imperial Bank of Commerce	7/5/2016	JPY	5,167,246,500	USD	46,644,218	(80,402)
Canadian Imperial Bank of Commerce	7/5/2016	JPY	1,561,283,000	USD	14,093,355	(24,484)
JP Morgan & Chase Co.	7/5/2016	JPY	81,594,412,927	USD	736,514,701	(1,299,514)
RBC Capital Markets	7/5/2016	JPY	41,686,586,000	USD	376,295,555	(653,732)
State Street Bank & Trust Co.	7/5/2016	JPY	80,216,429,400	USD	724,137,730	(1,216,125)
The Bank of New York Mellon	7/5/2016	JPY	36,097,037,300	USD	325,851,705	(554,310)
The Bank of Nova Scotia	7/5/2016	JPY	27,545,182,467	USD	248,648,734	(427,476)
Bank of Montreal	7/5/2016	NOK	62,464,100	USD	7,468,209	2,190
Canadian Imperial Bank of Commerce	7/5/2016	NOK	88,596,000	USD	10,592,476	3,043
JP Morgan & Chase Co.	7/5/2016	NOK	120,805,919	USD	14,443,852	4,529
RBC Capital Markets	7/5/2016	NOK	127,632,800	USD	15,259,853	4,548
State Street Bank & Trust Co.	7/5/2016	NOK	169,117,419	USD	20,219,863	6,110
The Bank of Nova Scotia	7/5/2016	NOK	24,454,600	USD	2,924,497	1,562
Bank of Montreal	7/5/2016	NZD	1,122,000	USD	757,769	37
Bank of Montreal	7/5/2016	NZD	302,000	USD	204,104	151
Bank of Montreal	7/5/2016	NZD	11,295,600	USD	7,628,800	424
Canadian Imperial Bank of Commerce	7/5/2016	NZD	4,345,100	USD	2,934,594	172
JP Morgan & Chase Co.	7/5/2016	NZD	3,005,380	USD	2,029,837	182
RBC Capital Markets	7/5/2016	NZD	2,083,000	USD	1,406,848	114
State Street Bank & Trust Co.	7/5/2016	NZD	6,594,980	USD	4,454,217	360
The Bank of Nova Scotia	7/5/2016	NZD	3,078,500	USD	2,079,173	137
Bank of Montreal	7/5/2016	SEK	239,448,900	USD	28,703,328	(46,904)
Canadian Imperial Bank of Commerce	7/5/2016	SEK	625,458,600	USD	74,975,977	(121,798)

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	7/5/2016	SEK	587,362,858	USD	70,408,206	$(115,477)
RBC Capital Markets	7/5/2016	SEK	270,880,800	USD	32,471,536	(52,672)
State Street Bank & Trust Co.	7/5/2016	SEK	854,897,758	USD	102,480,536	(165,617)
The Bank of Nova Scotia	7/5/2016	SEK	295,726,900	USD	35,449,722	(57,715)
Bank of Montreal	7/5/2016	SGD	33,510,500	USD	24,325,806	6,561
Bank of Montreal	7/5/2016	SGD	748,000	USD	542,751	(87)
Canadian Imperial Bank of Commerce	7/5/2016	SGD	36,724,900	USD	26,660,544	8,545
JP Morgan & Chase Co.	7/5/2016	SGD	42,418,916	USD	30,795,249	10,987
RBC Capital Markets	7/5/2016	SGD	17,089,400	USD	12,405,954	3,832
State Street Bank & Trust Co.	7/5/2016	SGD	59,994,868	USD	43,554,234	14,749
The Bank of New York Mellon	7/5/2016	SGD	12,501,400	USD	9,075,295	2,777
The Bank of Nova Scotia	7/5/2016	SGD	6,972,500	USD	5,061,339	1,255
Bank of Montreal	7/5/2016	USD	885,987	AUD	1,224,500	(2,190)
Bank of Montreal	7/5/2016	USD	2,130,350	CHF	2,111,000	(2,990)
Bank of Montreal	7/5/2016	USD	156,340	DKK	1,042,000	(257)
Bank of Montreal	7/5/2016	USD	1,805,453	EUR	1,618,000	(2,815)
Bank of Montreal	7/5/2016	USD	10,845,645	GBP	7,472,000	(20,634)
Bank of Montreal	7/5/2016	USD	12,535,520	HKD	97,334,000	(3,353)
Bank of Montreal	7/5/2016	USD	3,636,111	ILS	13,995,000	(1,227)
Bank of Montreal	7/5/2016	USD	107,051	ILS	412,000	(43)
Bank of Montreal	7/5/2016	USD	141,774	NOK	1,184,000	(257)
Bank of Montreal	7/5/2016	USD	696,698	NOK	5,827,000	(226)
Bank of Montreal	7/5/2016	USD	4,803,736	SEK	40,072,000	7,643
Bank of Montreal	7/5/2016	USD	617,353	SEK	5,133,000	(1,042)
Bank of Montreal	7/5/2016	USD	4,522,682	SGD	6,230,000	(1,446)
Canadian Imperial Bank of Commerce	7/5/2016	USD	7,341,066	AUD	10,145,900	(18,149)
Canadian Imperial Bank of Commerce	7/5/2016	USD	15,839,386	CHF	15,723,600	6,070
Canadian Imperial Bank of Commerce	7/5/2016	USD	84,549,961	EUR	75,862,900	(29,949)
Canadian Imperial Bank of Commerce	7/5/2016	USD	38,233,792	GBP	26,262,900	(185,588)
Canadian Imperial Bank of Commerce	7/5/2016	USD	92,223	ILS	355,000	(20)
Canadian Imperial Bank of Commerce	7/5/2016	USD	1,445,173	NOK	12,087,500	(415)
Canadian Imperial Bank of Commerce	7/5/2016	USD	9,355,164	SEK	78,041,900	15,197
RBC Capital Markets	7/5/2016	USD	22,377,162	EUR	20,077,000	(9,070)
State Street Bank & Trust Co.	7/5/2016	USD	20,666,728	GBP	14,195,000	(101,814)

Total net unrealized appreciation						$344,319,532

Currency Abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli New Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2016

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$11,809,840,731	$—	$—	$11,809,840,731
Preferred Stocks	65,264,902	—	—	65,264,902
Rights	959,620	—	—	959,620
Short-Term Investments	541,008,659	—	—	541,008,659
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	384,091,524	—	384,091,524

Total	$12,417,073,912	$384,091,524	$—	$12,801,165,436

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Futures Contracts	$(157,800)	$—	$—	$(157,800)
Forward Foreign Currency Exchange Contracts	—	(39,771,992)	—	(39,771,992)

Total	$(157,800)	$(39,771,992)	$—	$(39,929,792)

(f)	See Schedule of investments for additional detailed categorizations.
(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

See Notes to Financial Statements.	25

DBX ETF Trust

Statement of assets and liabilities

May 31, 2016

Deutsche X-trackers MSCI EAFE Hedged Equity ETF
Assets
Investments in non-affiliated securities at value	$11,851,812,174
Investment in affiliated securities at value (See Note 4)	24,253,079
Investment in Daily Assets Fund*	541,008,659
Cash	1,254,095
Foreign currency at value	6,054,257
Unrealized appreciation on forward foreign currency exchange contracts	384,091,524
Deposit with broker for futures contracts	555,500
Receivables:
Investment securities sold	35,712,942
Dividends	53,489,532
Securities lending income	1,703,561
Foreign tax reclaim	19,812,989

Total Assets	$12,919,748,312

Liabilities
Payable upon return of securities loaned	$541,008,659
Unrealized depreciation on forward foreign currency exchange contracts	39,771,992
Unrealized depreciation on future contracts	157,800
Payables:
Investment securities purchased	351,282,039
Investment advisory fees	3,479,983

Total Liabilities	935,700,473

Net Assets, at value	$11,984,047,839

Net Assets Consist of
Paid-in capital	$13,505,844,265
Undistributed net investment income	240,133,461
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(788,203,806)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(973,726,081)

Net Assets, at value	$11,984,047,839

Number of Common Shares outstanding	452,550,800

Net Asset Value	$26.48

Investments in non-affiliated securities at cost	$13,150,014,045

Investments in affiliated securities at cost	$44,126,684

Value of securities loaned*	$467,557,716

Investment in Daily Assets Fund at cost	$541,008,659

Foreign currency at cost	$6,062,075

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	26

DBX ETF Trust

Statement of operations

For the Year Ended May 31, 2016

Deutsche X-trackers MSCI EAFE Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	$398,501,750
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	9,672,547

Total Investment Income	408,174,297

Expenses
Investment advisory fees	45,000,724

Net Investment income (loss)	363,173,573

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(378,170,545)
Investments in affiliates	(2,883,230)
In-kind redemptions	78,877,856
In-kind redemptions in affiliates	(685,830)
Futures contracts	(33,795)
Foreign currency transactions	(211,061,556)

Net realized gain (loss)	(513,957,100)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,570,286,797)
Futures contracts	(238,100)
Foreign currency translations	117,793,118

Net change in unrealized appreciation (depreciation)	(1,452,731,779)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1,966,688,879)

Net increase (decrease) in Net Assets Resulting from Operations	$(1,603,515,306)

* Unaffiliated foreign tax withheld	$34,295,742

See Notes to Financial Statements.	27

DBX ETF Trust

Statement of changes in net assets

	Deutsche X-trackers MSCI EAFE Hedged Equity ETF
	Year Ended May 31,
	2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$363,173,573	$156,253,508
Net realized gain (loss)	(513,957,100)	10,994,476
Net change in unrealized appreciation (depreciation)	(1,452,731,779)	444,128,055

Net increase (decrease) in net assets resulting from operations	(1,603,515,306)	611,376,039

Distributions to Shareholders from
Net investment income	(382,099,530)	(60,786,308)
Net realized gains	(58,292,903)	(18,620)

Total distributions	(440,392,433)	(60,804,928)

Fund Shares Transactions
Proceeds from shares sold	3,817,716,917	11,584,742,012
Value of shares redeemed	(2,057,792,137)	(430,415,811)

Net increase (decrease) in net assets resulting from fund share transactions	1,759,924,780	11,154,326,201

Total net increase (decrease) in Net Assets	(283,982,959)	11,704,897,312

Net Assets
Beginning of year	12,268,030,798	563,133,486

End of year	$11,984,047,839	$12,268,030,798

Undistributed net investment income	$240,133,461	$309,538,780

Changes in Shares Outstanding
Shares outstanding, beginning of year	398,950,800	20,250,800
Shares sold	132,200,000	392,850,000
Shares redeemed	(78,600,000)	(14,150,000)

Shares outstanding, end of year	452,550,800	398,950,800

See Notes to Financial Statements.	28

DBX ETF Trust

Financial highlights

Deutsche X-trackers MSCI EAFE Hedged Equity ETF Selected Per Share Data	Year Ended 5/31/2016	Year Ended 5/31/2015		Year Ended 5/31/2014	Year Ended 5/31/2013	Period Ended 5/31/2012(a)
Net Asset Value, beginning of period	$30.75	$27.81		$25.09	$22.12	$25.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.76	1.41		1.18	0.79	0.70
Net realized and unrealized gain (loss)	(4.03)	2.90		1.95	6.26	(3.48)

Total from investment operations	(3.27)	4.31		3.13	7.05	(2.78)

Less distributions from:
Net investment income	(0.88)	(1.37)		(0.41)	(1.68)	(0.10)
Net realized gains	(0.12)	(0.00	)(c)	—	(2.40)	—

Total distributions	(1.00)	(1.37)		(0.41)	(4.08)	(0.10)

Net Asset Value, end of period	$26.48	$30.75		$27.81	$25.09	$22.12

Total Return (%)	(10.90)	16.22		12.74 (d)	35.60 (d)	(11.14	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11,984	12,268		563	75	31
Ratio of expenses before fee waiver (%)	0.35	0.35		0.36	0.64	0.57	*
Ratio of expenses after fee waiver (%)	0.35	0.35		0.35	0.48	0.57	*
Ratio of net investment income (loss) (%)	2.82	4.81		4.48	3.35	3.04	*
Portfolio turnover rate (%)(e)	15	12		10	14	14	**

(a)	For the period June 9, 2011 (commencement of operations) through May 31, 2012.
(b)	Based on average shares outstanding during the period.
(c)	Amount represents less than $0.005.
(d)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	29

DBX ETF Trust

Notes to financial statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2016, the Trust consists of thirty-six investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on Deutsche X-trackers MSCI EAFE Hedged Equity ETF (the “Fund”), a diversified series of the Trust.

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as investment advisor to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees.

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value, only in large specified lots consisting of 200,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of shares may acquire those shares from the Fund, or tender such shares for redemption to the Fund, in Creation Units only.

The investment objective of the Fund is to track the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).

MSCI, Inc. (“MSCI”) is the creator of the Underlying Index. The Underlying Index is comprised of securities listed in countries in the MSCI Global Index Series. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real Estate Investment Trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

The Underlying Index is rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of the Underlying Index marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

The Fund is entitled to use its Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Fund in connection with the licensing agreement.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation    The Net Asset Value (“NAV”), of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

30

DBX ETF Trust

Notes to financial statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders    It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of the Fund to pay out dividends from its net investment income, if any, to investors semi-annually sufficient to relieve it from all, or substantially all, Federal income and excise taxes. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

31

DBX ETF Trust

Notes to financial statements (Continued)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. The Advisor does not believe that the unrecognized tax benefits will change significantly in the next 12 months.

The Fund recognizes interest and penalties, if any, related to uncertain tax provisions as income tax expense on the Statement of Operations. For the year ended May 31, 2016, the Fund did not incur any interest or penalties.

As of May 31, 2016, the components of accumulated earnings (losses) were as follows:

Undistributed Net Investment Income	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
$240,133,461	$(362,575,595)	$(1,399,354,292)	$(1,521,796,426)

The tax character of dividends and distributions declared for the years ended May 31, 2016 and May 31, 2015 were as follows:

	Ordinary Income*	Long-Term Capital Gains
2016	$400,634,790	$39,757,643
2015	60,804,928	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2016, the Fund incurred and elected to defer net capital losses as follows:

Post-October Losses on Capital
$362,575,595

In order to present paid-in capital and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income or loss and accumulated net realized gains or losses on investments. These differences are primarily due to recognition of certain foreign currency gain (losses) as ordinary income (loss), passive foreign investment companies (“PFICs”), redemptions-in-kind and tax equalization utilized. For the fiscal year ended May 31, 2016, the adjustments were as follows:

Undistributed Net Investment Income (Loss)	Undistributed Capital Gains (Accumulated Losses)	Paid-in Capital
$(50,479,362)	$16,320,781	$34,158,581

Foreign Taxes    The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in the Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of May 31, 2016, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

32

DBX ETF Trust

Notes to financial statements (Continued)

Foreign Currency Translations    The books and records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at year end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Fund may lend securities to certain financial institutions under the terms of its securities lending agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of year end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the year ended May 31, 2016 the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of May 31, 2016) on the cash collateral Invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2016, the Fund had securities on loan, which were classified as common stock and rights in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at year end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2016

	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$540,819,833	$—	$—	$—	$540,819,833
Rights	188,826	—	—	—	188,826

Total Borrowings	$541,008,659	$—	$—	$—	$541,008,659

Gross amount of recognized liabilities for securities lending transitions					$541,008,659

Derivatives

Forward Foreign Currency Exchange Contracts    The Fund may enter into forward foreign currency exchange contracts (“forward currency contracts”) designed to offset the Fund’s exposure to non-U.S. currencies. In addition, the Fund may enter into forward currency contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders.

33

DBX ETF Trust

Notes to financial statements (Continued)

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the year ended May 31, 2016, the Fund invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies.

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

A summary of the open forward currency contracts as of May 31, 2016 is included in a table following the Fund’s Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the Fund had to the value of non U.S currencies during the year ended May 31, 2016.

Futures Contracts    The Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. The Fund may enter into futures contracts in seeking performance that corresponds to its Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange- traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2016 is included in a table following the Fund’s Schedule of Investments.

The following table summarizes the value of the Fund’s derivative instruments held as of May 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Type	Statement of Asset and Liabilities Location	Fair Value	Statement of Asset and Liabilities Location	Fair Value

Equity contracts	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$157,800
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	384,091,524	Unrealized depreciation on forward foreign currency exchange contracts	39,771,992

	Total	$384,091,524	Total	$39,929,792

34

DBX ETF Trust

Notes to financial statements (Continued)

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Fund’s earnings during the year ended May 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Net Realized Gain (Loss) on:

Futures Contracts	Foreign Exchange Contracts	Total
$(33,795)	$(220,400,678)	$(220,434,473)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts	Foreign Exchange Contracts	Total
$(238,100)	$116,460,036	$116,221,936

For the year ended May 31, 2016 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)	Forward Foreign Currency Exchange Contracts (Market Value)
$2,991,846	$(12,840,274,870)

As of May 31, 2016, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a default with respect to all of the transactions with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Bank of Montreal	$38,635,104	$(2,007,924)	$—	$36,627,180	$2,007,924	$(2,007,924)	$—	$—
Canadian Imperial Bank of Commerce	66,656,716	(5,528,813)	—	61,127,903	5,528,813	(5,528,813)	—	—
JP Morgan & Chase Co.	87,732,349	(13,587,621)	—	74,144,728	13,587,621	(13,587,621)	—	—
RBC Capital Markets	32,869,867	(2,113,698)	—	30,756,169	2,113,698	(2,113,698)	—	—
State Street Bank & Trust Co.	99,691,369	(7,674,592)	—	92,016,777	7,674,592	(7,674,592)	—	—
The Bank of New York Mellon	14,121,658	(4,974,303)	—	9,147,355	4,974,303	(4,974,303)	—	—
The Bank of Nova Scotia	44,384,461	(3,885,041)	—	40,499,420	3,885,041	(3,885,041)	—	—

	$384,091,524	$(39,771,992)	$—	$344,319,532	$39,771,992	$(39,771,992)	$—	$—

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

TDAM USA Inc. (“TDAM”) serves as investment sub-advisor to the Fund. TDAM is responsible for day-to-day management of the Fund, subject to the replication strategy for the Fund with regard to its underlying index and for general administration, compliance and management services as may be agreed between the Advisor and TDAM from time to time.

35

DBX ETF Trust

Notes to financial statements (Continued)

For its investment advisory services to the Fund below, the Advisor is entitled to receive a unitary management fee from the Fund based on the Fund’s daily average net assets at an annual rate equal to 0.35%.

Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the payments to the sub-advisor, the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. The Fund is responsible for the payment of interest expense, taxes, brokerage expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for the Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund.

The Board of Trustees is currently comprised of four Trustees, including three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee and attendance fees to each member of the Audit Committee (which is comprised of all of the Fund’s Independent Trustees).

4. Transactions with Affiliates

The Advisor is an indirect wholly-owned subsidiary of Deutsche Bank AG. Therefore, Deutsche Bank AG is considered to be affiliated with the Fund. Deutsche Bank AG is owned by the Fund in proportion with Deutsche Bank AG’s representation in the DBEF index. A summary of the Funds’ transactions with Deutsche Bank AG securities during the period ended May 31, 2016 is as follows:

	Value ($) at 5/31/15	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/(Loss) ($)	Income ($)	Value ($) at 5/31/16
Deutsche X-trackers MSCI EAFE Hedged Equity ETF
Deutsche Bank AG (Common Stock)	39,601,472	14,714,831	(10,813,133)	(3,569,060)	—	24,253,079

5. Investment Portfolio Transactions

For the year ended May 31, 2016, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	Sales
$1,948,944,111	$2,080,484,436

For the year ended May 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$3,671,731,695	$2,036,712,794

6. Fund Share Transactions

As of May 31, 2016, there were unlimited Fund shares, no par value authorized by the Trust. Fund shares are issued and redeemed by the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

36

DBX ETF Trust

Report of independent registered public accounting firm

To Board of Trustees and Shareholders of

DBX ETF Trust:

We have audited the accompanying statement of assets and liabilities of Deutsche X-trackers MSCI EAFE Hedged Equity ETF (the “Fund” within DBX ETF Trust), including the schedule of investments, as of May 31, 2016, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche X-trackers MSCI EAFE Hedged Equity ETF at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

New York, New York

July 26, 2016

37

DBX ETF Trust

Trustees and officers (Unaudited)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Independent Trustees
J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	36	Ilex Partners (Asia), LLC; Old Westbury Funds; MAN Long/Short Fund; GLG Investment Series Trust.
Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Lead Independent Trustee, Member of the Audit and Nominating Committees	Since 2011 (Trustee and Member of Committees) (Lead Independent Trustee since 2015)	Independent Consultant (2014-present).	36	The Arbitrage Funds; Sierra Income Corporation; College of William and Mary, Graduate School of Business; Lighthouse Growth Advisors LLC; Founders Asset Management, LLC.
George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Since 2011 (Chairman of the Audit Committee since 2015)	Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-present); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	36	Celldex Therapeutics, Inc.

38

DBX ETF Trust

Trustees and officers (Unaudited) (Continued)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustee
Alex Depetris (1980) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board, President and Chief Executive Officer	Since 2010	Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG (2008-present); Manager and Chief Operating Officer of the Adviser (2012-present); Associate, Arnold & Porter (2006-2008).	36	Director, Chairman of the Board of db-X Exchange Traded Funds Inc.

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Michael Gilligan (1966) 60 Wall Street New York, New York 10005	Treasurer, Chief Financial Officer and Controller	Since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).
Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management, (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).
Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management (2014-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Fund’s SAI includes additional information about the Fund’s Trustees and is available by calling 855-329-3837, or on the Company’s website at www.dbxus.com.

39

DBX ETF Trust

Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited)

Deutsche X-trackers MSCI EAFE Hedged Equity ETF

After discussions at meetings of the Board of Trustees (“Board” or “Trustees”) held on February 25, 2016 and February 28, 2016, at the February 28 meeting the Trustees, including the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to Deutsche X-trackers MSCI EAFE Hedged Equity ETF (the “Fund”). The Independent Trustees were advised throughout the review and meetings by Independent Trustee Counsel.

In reaching this decision with respect to the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Fund and its shareholders; (2) the financial resources of DBX Advisors LLC (“DBX” or the “Adviser”) and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Fund; and (5) the extent to which economies of scale have been realized, and if the Fund’s shareholders have benefitted from those economies.

In reaching this decision with respect to the Sub-Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Fund and its shareholders; (2) the performance of TDAM USA Inc. (“TDAM” or “Sub-Adviser”) with respect to its management of the Fund, as well as TDAM’s financial resources and its resulting ability to perform its obligations under the Sub-Advisory Agreement; (3) the total cost of the services provided by and the profits realized by TDAM from its relationship with the Fund; and (4) the extent to which economies of scale have been realized, and if the Fund’s shareholders have benefitted from those economies.

The Board reached a determination, with the assistance of Trust Counsel and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received thereunder is in the best interests of the Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays for the compensation of officers of the Trust who are also officers or employees of the Adviser, except as may otherwise be determined by the Board. The Board also considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Fund’s operation. The Board also considered the role played by the Adviser in working with TDAM to manage the Fund’s portfolio, noting that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal and regulatory requirements applicable to the Fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Fund’s service providers. The Board considered the

40

DBX ETF Trust

Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Fund. The Board also considered the expertise of the Adviser in supervising third party service providers to the Fund, such as the administrator and custodian. The Board further considered the compliance program of the Adviser which supports the Fund’s compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that the Adviser had the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared the Fund’s advisory fee to that of other exchange-traded funds (“ETFs”), and noted that the Fund’s fee is competitive with the fees of its respective peer group. The Board noted that the fee for the Fund is a unitary fee pursuant to which the Adviser pays all of the Fund’s costs. The Board also noted that the Fund’s portfolio is managed on a day-to-day basis by the Sub-Adviser, which receives a fee from the Adviser. The Board considered the allocation of responsibilities between the Adviser and Sub-Adviser and noted that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Fund. Based on its review, the Board concluded that the advisory fee is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services to the Fund, and the information provided by the Adviser to the Board regarding the Fund’s profitability. The Board noted that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. The Board also noted that while the Adviser had provided information about the Adviser’s expenses relating to marketing the Fund, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that the Adviser’s profitability with respect to the Fund was not excessive. The Board also noted that since the fee paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement contained breakpoints, the Adviser could experience increased profitability as the Fund’s assets increased. The Board considered whether the Adviser would benefit in other ways from its relationships with the Fund, and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale.    The Board noted that while the Fund had experienced dramatic asset inflows during 2015, it was too early to determine whether the Fund was realizing economies of scale and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Fund.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

The Board considered the following in determining whether to approve the Sub-Advisory Agreement:

Nature, Extent and Quality of Services.    In considering the nature, extent and quality of services that TDAM provides to the Fund, the Board reviewed in detail the nature, extent and quality of services provided by TDAM under the Sub-Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities.

The Board also considered TDAM’s operational capabilities and resources. The Board considered the professional experience and qualifications of TDAM’s senior management and key professional personnel, as well as TDAM’s depth and breadth of experience in managing investment portfolios consisting of U.S. and non-U.S. equity securities. The Board gave special consideration to TDAM’s experience and capabilities in implementing currency hedging strategies, and their techniques for implementing such strategies while minimizing index tracking error. In addition, the Board considered TDAM’s operational capabilities and resources, and TDAM’s experience in managing index funds covering various asset classes.

41

DBX ETF Trust

Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

Based on its review, the Board concluded that the nature, extent, and quality of services provided by TDAM under the Sub-Advisory Agreement are reasonable and appropriate in relation to the fees paid to TDAM, taking special consideration of the fact that the fees paid to TDAM are payable by the Adviser and not the Fund.

Performance of TDAM; TDAM’s Financial Resources.    The Board considered TDAM’s performance in managing the Fund and its ability to minimize tracking error. The Board concluded that, given TDAM’s capabilities and experience in managing the Fund, TDAM had generally been able to keep the Fund’s tracking error within acceptable ranges.

The Board also considered TDAM’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that TDAM had the financial resources necessary to perform its obligations under the Sub-Advisory Agreement.

Reasonableness of Sub-Advisory Fee.    The Board noted that the fee paid to TDAM in respect of the Fund would be paid by the Adviser and not the Fund. The Board further noted that the fee for the Fund was a unitary fee pursuant to which the Adviser would pay all of the Fund’s costs, and thus was not directly affected by the amount of the sub-advisory fee paid to TDAM. Based on its review, the Board concluded that the sub-advisory fee was reasonable in light of the services provided.

Costs of Services and Profitability.    The Board noted that the fees paid by the Adviser to TDAM under the Sub-Advisory Agreement contain breakpoints. The Board further noted that specific information about TDAM’s profitability with respect to its services provided to the Fund was not available because TDAM does not calculate the profitability of its sub-advisory services on a per-Fund level. The Board also noted that the overall fees paid by the Fund remained reasonable.

The Board also considered whether TDAM would benefit in other ways from its relationship with the Fund. The Board discussed TDAM’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage services to TDAM. The Board discussed the potential benefits TDAM might derive from the Fund’s soft dollar arrangements, whereby brokers provide brokerage services to the Fund or TDAM in return for allocating fund brokerage.

Economies of Scale.     The Board noted that while the Fund had experienced dramatic asset inflows during 2015, it was too early to determine whether the Fund was realizing economies of scale and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Fund.

Given all the information available to it and considering all material factors, the Board concluded that the Sub-Advisory Agreement was fair and reasonable and it was unanimously approved.

42

DBX ETF Trust

Additional information (Unaudited)

Proxy Voting Policies and Procedures

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.deutsche-etfs.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Quarterly Portfolio Disclosure

The Fund is required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Company at 855-329-3837. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about the Fund’s portfolio holdings is available daily at www.deutsche-etfs.com.

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the Net Asset Value of the Fund can be found at www.deutsche-etfs.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended May 31, 2016.

Qualified Divided Income*
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	53%

* The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	$432,800,266	$21,771,289

43

DBX ETF Trust

Privacy policy notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax adviser, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.deutsche-etfs.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

44

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

Carefully consider a Fund’s investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-855-DBX-ETFS (1-855-329-3837), or by viewing or downloading a prospectus at www.deutsche-etfs.com. Read the prospectus carefully before investing.

Investing involves risk, including the possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in US companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Performance of the Fund may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in the Fund should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the fund. See the prospectus for details.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the New York Stock Exchange. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

Deutsche Asset Management is the brand name for the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries. Clients will be provided Deutsche Asset Management products or services by one or more legal entities that will be identified to clients pursuant to the contracts, agreements, offering materials or other documentation relevant to such products or services.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX and any related funds.

Copyright © 2016 Deutsche Bank AG. All rights reserved. Deutsche X-trackers® is a registered trademark of Deutsche Bank AG. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 60 Wall Street New York, NY 10005	Investment sub-advisor TDAM USA Inc. 161 Bay Street, 35th Floor TD Canada Trust Tower Toronto, Ontario Canada M5J 2T2	Administrator, custodian, fund accountant, lending agent & transfer agent The Bank of New York Mellon 101 Barclay Street New York, NY 10286

Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, CO 80203	Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036

R-38753-2 (7/16) DBX 002024 (7/17)

May 31, 2016

Annual Report

DBX ETF Trust

Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF (EMIH)

Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF (HYIH)

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF (IGIH)

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF (RVNU)

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (HDAW)

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (HDEF)

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (HDEE)

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (HDEZ)

DBX ETF Trust

To our shareholders: (Unaudited)

Dear Shareholder,

We are pleased to provide this annual report for our eight ETFs tracking the fixed income and equity dividend markets for the period ended May 31, 2016.

The world economy has witnessed many significant events punctuated by central bank actions in the past 12 months. While Greece garnered a bailout, fears over slowing growth in China adversely impacted markets across the world. In the US, the Federal Reserve Board (FRB) finally opted to hike rates in December and as a result, equities mostly negated the gains from the previous quarter. By the turn of the year, the Bank of Japan (BoJ) announced an unexpected negative interest rate move and the European Central Bank (ECB) followed suit in March 2016, cutting its deposit rate to -0.40%.

Global Equities, as measured by the MSCI ACWI Index1, posted negative returns for the reporting period. While equities fell to multi-year lows at the start of 2016 on concerns over the global economy, they charted a V-shaped recovery, aided by supportive central bank actions, along with a revival in crude oil prices. While Emerging Market (EM) equities also rallied in the first quarter, it has started to underperform Developed Markets (DM), due to the rebound in USD.

Fixed Income experienced mixed performance, impacted by a risk-off attitude from investors. As expected in FRB tightening cycles, the US Treasury yield curve flattened. Diverging monetary policies of central banks drove bond markets, leading to an overall increase in yields. With oil prices plunging to 12-year lows, Treasury yields also fell as investors flocked to safe havens, while High Yield (HY) corporate bonds and EM debt came under selling pressure. As a result, HY bonds underperformed Investment Grade (IG) bonds and ended in losses. The ECB’s stimulus measures, announced in March, resulted in US and European firms aggressively issuing bonds in order to benefit from lower borrowing costs.

Municipal bond markets experienced strong performance and inflows. Municipal yields fell relative to Treasuries, given a large increase demand for municipal bonds. The overall default rate remains low, notwithstanding the default of Puerto Rican bonds. Recently the federal government has shown support to allow Puerto Rico to restructure its debt.

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Alex N. Depetris

Alex N. Depetris

Chairman, President and Chief Executive Officer

1 MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,476 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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This Page is Intentionally Left Blank

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DBX ETF Trust

Management’s discussion of fund performance (Unaudited)

Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF

The Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF (EMIH) seeks to track the performance, before fees and expenses, of the Solactive Emerging Markets Bond — Interest Rate Hedged Index (the EMIH Index). The EMIH Index provides exposure to USD-denominated emerging market bonds, while mitigating any interest rate risk. For the 12-month period ended May 31, 2016, EMIH returned 1.22% compared with the EMIH Index return of 0.90%.

Most countries in the Fund contributed positive returns with the exception of a few Latin American countries such as Brazil and Uruguay. The most significant positive contribution to Fund performance came from its exposure to Ukraine sovereign debt. About 40% of the portfolio remained invested in medium-grade bonds (Baa series), according to Moody’s ratings, and delivered positive returns.

Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF

The Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF (HYIH) seeks to track the performance, before fees and expenses, of the Solactive High Yield Corporate Bond — Interest Rate Hedged Index (the HYIH Index). The HYIH Index provides exposure to a basket of liquid USD-denominated high-yield corporate bonds, while mitigating any interest rate risk. For the 12-month period ended May 31, 2016, HYIH returned -4.06% compared with the HYIH Index return of -3.18%.

The high-yield bond basket fell for the period as it was hampered by crude oil price volatility. Most of the Fund losses were due to its exposure to the Energy sector; bonds in the Consumer Cyclical and Financials sectors posted maximum positive gains.

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF

The Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF (IGIH) seeks to track the performance, before fees and expenses, of the Solactive Investment Grade Bond — Interest Rate Hedged Index (the IGIH Index). The IGIH Index provides exposure to a basket of liquid USD-denominated Investment Grade corporate bonds, while mitigating any interest rate risk. For the 12-month period ended May 31, 2016, IGIH returned -0.04% compared with the IGIH Index return of -0.02%.

Almost all sectors in the corporate bond portfolio gave positive returns for the period, however the interest rate hedge in the portfolio negated most of these positive returns. Financials and Communications sectors, which together make up about a half of the portfolio, gave the highest returns. At the individual security level, Comcast bonds provided the maximum contribution to returns.

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF

The Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF (RVNU) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the RVNU Index). The RVNU Index is designed to track returns of the segment of the US long-term tax-exempt bond market that consists of infrastructure revenue bonds. For the 12-month period ended May 31, 2016, the fund returned 9.89% compared with the RVNU Index return of 10.25%.

The overall municipal bond market was healthy, despite the precarious debt situation in Puerto Rico and Atlantic City, to which RVNU did not have any exposure. Bonds classified as medium grade (Baa-rated) according to Moody’s ratings, provided most of the positive contribution driven by the quality-asset allocation strategy. With respect to sector performance, relative overweight to the transportation revenue sector provided positive outperformance versus the index for the period. RVNU was slightly underweight to the 10-15 year maturity range, leading to an underperformance for the period.

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (HDAW) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield US Dollar Hedged Index (the HDAW Index). The HDAW Index is designed to give investors exposure to high-quality international equities across developed and emerging market countries (excluding the US), and provide an alternative, potentially reliable income stream on a currency-hedged basis. For

3

DBX ETF Trust

Management’s discussion of fund performance (Unaudited) (Continued)

the period August 12, 2015 (commencement of operations) to May 31, 2016, HDAW shares returned -6.67% compared with the HDAW Index return of -6.51%.

While Canada and Italy delivered the most positive returns, the UK and China performed poorly, ending in losses. Moreover, as the Energy and Financials sectors also ended in losses, Consumer Staples and Utilities posted meager gains.

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF

The Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (HDEF) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield US Dollar Hedged Index (the HDEF Index). The HDEF Index is designed to give investors exposure to high-quality international equities across developed market countries (outside the US and Canada), and provide an alternative, potentially reliable income stream on a currency-hedged basis. For the period August 12, 2015 (commencement of operations) to May 31, 2016, HDEF shares returned -5.08% compared with the HDEF Index return of -4.87%.

Italy and New Zealand provided positive returns, while the UK and France ended in losses for the period. Financials, Healthcare, and Materials sectors returned negative, while Consumer Staples and Utilities posted positive returns for the period.

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF

The Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (HDEE) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Emerging Markets High Dividend Yield US Dollar Hedged Index (the HDEE Index). The HDEE index is designed to give investors exposure to high-quality international equities across emerging market countries, and provide an alternative, potentially reliable income stream on a currency-hedged basis. For the period August 12, 2015 (commencement of operations) to May 31, 2016, HDEE shares returned -11.67% compared with the HDEE Index return of -12.09%.

Geographically, the portfolio had its maximum exposure to China and South Africa, both of which performed poorly for the period, while Korea and Russia delivered the most positive returns. All sectors posted losses for the period, with Financials and Telecom sectors performing the worst.

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF

The Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (HDEZ) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU High Dividend Yield US Dollar Hedged Index (the HDEZ Index). The HDEZ Index is designed to give investors exposure to high-quality international equities across the Eurozone, and provide an alternative, potentially reliable income stream on a currency-hedged basis. For the period August 12, 2015 (commencement of operations) to May 31, 2016, HDEZ shares returned -2.52% compared with the HDEZ Index return of -2.66%.

While Italy and Austria managed to yield positive returns, France and Germany ended in losses for the period. With respect to sector performance, Financials and Consumer Discretionary fared poorly, whereas Utilities and Materials gave the highest returns.

Terms to know

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

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Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.deutsche-etfs.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-21 of this report for additional performance information, including performance data based on market value.

4

DBX ETF Trust

Management’s discussion of fund performance (Unaudited) (Continued)

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

5

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF (EMIH)

The Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Emerging Markets Bond — Interest Rate Hedged Index (name changed from DBIQ USD Emerging Markets Bond — Interest Rate Hedged Index effective August 10, 2015) (the “Underlying Index”). The Underlying Index is designed to track the performance of a basket of U.S. dollar denominated emerging markets bonds and is comprised of (a) long positions in U.S. dollar-denominated emerging markets bonds and (b) short positions in U.S. Treasury Securities of, in aggregate, approximate equivalent duration to the emerging markets bonds. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	Solactive Emerging Markets Bond — Interest Rate Hedged Index	Solactive Emerging Markets Bond Index (Long only component)
One Year	1.22%	1.03%	0.90%	5.11%
Since Inception[1]	1.71%	1.94%	1.35%	4.90%

Cumulative Total Returns
	Net Asset Value	Market Value	Solactive Emerging Markets Bond — Interest Rate Hedged Index	Solactive Emerging Markets Bond Index (Long only component)
One Year	1.22%	1.03%	0.90%	5.11%
Since Inception[1]	2.13%	2.43%	1.68%	6.15%

1 Total returns are calculated based on the commencement of operations, 3/3/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.50%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

6

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF (EMIH) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 3/3/15.

Country Diversification* as of 5/31/16

Russia	6.4%
Hungary	6.2%
Poland	6.1%
Brazil	6.1%
Peru	5.7%
Colombia	5.6%
South Africa	5.5%
Uruguay	5.4%
Qatar	4.8%
Philippines	4.6%
Mexico	4.6%
Indonesia	4.5%
Turkey	4.1%
Panama	4.0%
Ukraine	3.9%
Croatia	3.8%
Ecuador	3.5%
Kazakhstan	3.4%
Romania	3.3%
Lithuania	2.1%
Other	6.4%

Total	100.0%

Modified duration as of 5/31/16: 0.0 years

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current rate environment.

Quality* as of 5/31/16

Description	% of Market Value
AAA	3.0%
AA	4.7%
A	17.9%
BBB	39.2%
BB	22.3%
B	11.4%
CCC	1.5%

Total	100.0%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (S&P) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 24.

7

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF (HYIH)

The Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Yield Corporate Bond — Interest Rate Hedged Index (name changed from DBIQ USD High Yield Corporate Bond — Interest Rate Hedged Index effective August 10, 2015) (the “Underlying Index”). The Underlying Index is designed to track the performance of a basket of U.S. dollar-denominated high yield liquid corporate bonds and is comprised of (a) long positions in U.S. dollar denominated high yield corporate bonds and (b) short positions in U.S. Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the high yield bonds. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	Solactive High Yield Corporate Bond — Interest Rate Hedged Index	Solactive High Yield Corporate Bond Index (Long only component)
One Year	-4.06%	-4.67%	-3.18%	-0.74%
Since Inception[1]	-3.94%	-3.80%	-2.89%	-0.17%

Cumulative Total Returns
	Net Asset Value	Market Value	Solactive High Yield Corporate Bond — Interest Rate Hedged Index	Solactive High Yield Corporate Bond Index (Long only component)
One Year	-4.06%	-4.67%	-3.18%	-0.74%
Since Inception[1]	-4.89%	-4.72%	-3.60%	-0.22%

1 Total returns are calculated based on the commencement of operations, 3/3/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

8

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF (HYIH) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 3/3/15.

Sector Diversification* as of 5/31/16

Communications	24.3%
Consumer, Non-cyclical	15.8%
Consumer, Cyclical	15.5%
Energy	12.7%
Financial	9.7%
Industrial	8.1%
Technology	5.3%
Basic Materials	5.0%
Utilities	3.6%

Total	100.0%

Modified duration as of 5/31/16: 0.1 years

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current rate environment.

Quality* as of 5/31/16

% of Market Value
AAA	5.4%
BBB	7.6%
BB	49.6%
B	30.5%
CCC	6.9%

Total	100%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (S&P) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of 5/31/16

United States	94.1%
Canada	2.8%
United Kingdom	2.0%
Luxumberg	1.1%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 27.

9

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF (IGIH)

The Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Investment Grade Bond — Interest Rate Hedged Index (name changed from DBIQ USD Investment Grade Bond — Interest Rate Hedged Index effective August 10, 2015) (the “Underlying Index”). The Underlying Index is designed to track the performance of a basket of U.S. dollar denominated investment grade liquid corporate bonds. The Underlying Index is comprised of (a) long positions in U.S. dollar denominated investment-grade corporate bonds and (b) short positions in U.S. Treasury Securities of, in aggregate, approximate equivalent duration to the investment-grade corporate bonds. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	Solactive Investment Grade Bond — Interest Rate Hedged Index	Solactive Investment Grade Bond Index (Long only component)
One Year	-0.04%	-0.16%	-0.02%	4.72%
Since Inception[1]	-0.86%	-0.63%	-0.71%	3.10%

Cumulative Total Returns
	Net Asset Value	Market Value	Solactive Investment Grade Bond — Interest Rate Hedged Index	Solactive Investment Grade Bond Index (Long only component)
One Year	-0.04%	-0.16%	-0.02%	4.72%
Since Inception[1]	-1.07%	-0.79%	-0.88%	3.89%

1 Total returns are calculated based on the commencement of operations, 3/3/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.25%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

10

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF (IGIH) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 3/3/15.

Sector Diversification* as of 5/31/16

Financial	32.4%
Consumer, Non-cyclical	19.5%
Communications	14.2%
Energy	10.8%
Technology	7.3%
Consumer, Cyclical	6.2%
Industrial	5.6%
Basic Materials	2.7%
Utilities	1.3%

Total	100.0%

Modified duration as of 5/31/16: 0.0 years

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current rate environment.

Quality* as of 5/31/16

Description	% of Market Value
AAA	6.7%
AA	19.1%
A	42.2%
BBB	32.0%

Total	100%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (S&P) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of 5/31/16

United States	83.4%
United Kingdom	6.8%
Netherlands	3.2%
France	2.5%
Canada	2.3%
Luxembourg	1.2%
Australia	0.6%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 31.

11

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF (RVNU)

The Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (name changed from DBIQ Municipal Infrastructure Revenue Bond Index effective August 10, 2015) (the “Underlying Index”). The Underlying Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	Solactive Municipal Infrastructure Revenue Bond Index
One Year	9.89%	10.28%	10.25%
Since Inception[1]	6.06%	6.26%	6.16%

Cumulative Total Returns
	Net Asset Value	Market Value	Solactive Municipal Infrastructure Revenue Bond Index
One Year	9.89%	10.28%	10.25%
Since Inception[1]	19.24%	19.96%	19.59%

1 Total returns are calculated based on the commencement of operations, 6/4/13 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.30%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

12

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF (RVNU) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 6/4/13.

Sector Diversification* as of 5/31/16

Transportation	36.4%
General	20.0%
Water	14.2%
Airport	11.0%
Power	11.0%
Development	3.5%
Utilities	2.6%
Education	1.3%

100.0%

Modified duration as of 5/31/16: 6.5 years

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current rate environment.

Quality* as of 5/31/16

Description	% of Market Value
AAA	13.7%
AA	43.4%
A	37.9%
BBB	5.0%

Total	100%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (S&P) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 35.

13

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (HDAW)

The Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex US High Dividend Yield US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex USA Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI ACWI ex USA High Dividend Yield US Dollar Hedged Index	MSCI ACWI ex USA Index
Since Inception[1]	-6.67%	-6.44%	-6.51%	-7.57%

1 Total returns are calculated based on the commencement of operations, 8/12/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

14

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (HDAW) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/12/15.

Sector Diversification* as of 5/31/16

Financials	36.3%
Health Care	9.0%
Energy	8.9%
Telecommunication Services	8.7%
Consumer Staples	8.5%
Consumer Discretionary	7.6%
Materials	6.9%
Utilities	6.5%
Information Technology	4.7%
Industrials	2.9%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (30.4% of Net Assets)

Description	% of Net Assets
HSBC Holdings PLC (United Kingdom)	4.1%
British American Tobacco PLC (United Kingdom)	3.6%
Total SA (France)	3.5%
GlaxoSmithKline PLC (United Kingdom)	3.3%
Sanofi (France)	3.1%
Vodafone Group PLC (United Kingdom)	2.9%
Royal Bank of Canada (Canada)	2.8%
Allianz SE (Germany)	2.4%
AstraZeneca PLC (United Kingdom)	2.4%
BASF SE (Germany)	2.3%

Country Diversification* as of 5/31/16

United Kingdom	27.9%
Canada	10.5%
France	9.0%
Germany	8.7%
China	5.9%
Australia	5.3%
Taiwan	5.2%
Hong Kong	2.9%
Switzerland	2.7%
South Africa	2.6%
Sweden	2.4%
Singapore	2.3%
Other	14.6%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 38.

15

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (HDEF)

The Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equity securities in developed international stock markets in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI EAFE High Dividend Yield US Dollar Hedged Index	MSCI EAFE Index
Since Inception[1]	-5.08%	-4.94%	-4.87%	-8.29%

1 Total returns are calculated based on the commencement of operations, 8/12/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

16

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (HDEF) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/12/15.

Sector Diversification* as of 5/31/16

Financials	24.3%
Health Care	13.7%
Consumer Staples	10.4%
Utilities	10.0%
Consumer Discretionary	9.8%
Materials	8.9%
Telecommunication Services	8.7%
Energy	6.6%
Industrials	4.9%
Information Technology	2.7%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (40.9% of Net Assets)

Description	% of Net Assets
Total SA (France)	5.0%
GlaxoSmithKline PLC (United Kingdom)	4.9%
British American Tobacco PLC (United Kingdom)	4.9%
Sanofi (France)	4.8%
Vodafone Group PLC (United Kingdom)	4.4%
Allianz SE (Germany)	3.7%
AstraZeneca PLC (United Kingdom)	3.7%
BASF SE (Germany)	3.5%
Daimler AG (Germany)	3.3%
National Grid PLC (United Kingdom)	2.7%

Country Diversification* as of 5/31/16

United Kingdom	35.4%
Germany	14.5%
France	13.9%
Australia	10.8%
Hong Kong	4.3%
Switzerland	4.2%
Finland	2.8%
Singapore	2.7%
Sweden	2.3%
Other	9.1%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 48.

17

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (HDEE)

The Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Emerging Markets High Dividend Yield US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equity securities in the global emerging markets in its parent index, the MSCI Emerging Markets Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected emerging market currencies. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Emerging Markets High Dividend Yield US Dollar Hedged Index	MSCI Emerging Markets Index
Since Inception[1]	-11.67	-11.47	-12.09	-6.78

1 Total returns are calculated based on the commencement of operations, 8/12/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.65%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

18

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (HDEE) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/12/15.

Sector Diversification* as of 5/31/16

Financials	39.6%
Energy	17.4%
Information Technology	16.0%
Telecommunication Services	11.7%
Consumer Staples	5.8%
Consumer Discretionary	3.1%
Materials	3.0%
Industrials	2.0%
Utilities	1.0%
Health Care	0.4%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (38.3% of Net Assets)

Description	% of Net Assets
China Construction Bank Corp. (China)	5.1%
Hon Hai Precision Industry Co. Ltd. (Taiwan)	5.1%
Industrial & Commercial Bank of China Ltd. (China)	5.0%
Bank of China Ltd. (China)	4.8%
Ambev SA (Brazil)	3.9%
CNOOC Ltd. (China)	3.6%
Sasol Ltd. (South Africa)	2.9%
China Petroleum & Chemical Corp. (China)	2.8%
Rosneft Oil Co. OJSC, (Russia)	2.8%
Lukoil PJSC (Russia)	2.3%

Country Diversification* as of 5/31/16

China	25.0%
Taiwan	24.8%
South Africa	13.1%
Russia	8.4%
Brazil	7.1%
Malaysia	4.1%
United Arab Emirates	3.0%
Thailand	2.5%
Poland	2.5%
Other	9.5%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 53.

19

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (HDEZ)

The Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU High Dividend Yield US Dollar Hedged Index (the “Underlying Index”). Underlying Index is designed to provide exposure to equity securities from countries in the European Monetary Union (the “EMU”), or the “Eurozone”, in its parent index, the MSCI EMU Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI EMU High Dividend Yield US Dollar Hedged Index	MSCI EMU Index
Since Inception[1]	-2.52%	-2.26%	-2.66%	-9.67%

1 Total returns are calculated based on the commencement of operations, 8/12/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

20

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (HDEZ) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/12/15.

Sector Diversification* as of 5/31/16

Financials	28.1%
Consumer Discretionary	22.3%
Utilities	21.4%
Industrials	14.6%
Materials	5.4%
Energy	5.0%
Telecommunication Services	1.9%
Health Care	1.3%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (48.6% of Net Assets)

Description	% of Net Assets
AXA SA (France)	5.2%
Allianz SE (Germany)	5.2%
Bayerische Motoren Werke AG (Germany)	5.2%
Daimler AG (Germany)	5.2%
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	5.1%
Total SA (France)	5.0%
Sampo OYJ (Finland)	4.9%
Snam SpA (Italy)	4.8%
Atlantia SpA (Italy)	4.0%
ProSiebenSat.1 Media SE (Germany)	4.0%

Country Diversification* as of 5/31/16

Germany	27.3%
France	19.9%
Finland	18.3%
Italy	12.6%
Spain	12.5%
Belgium	2.9%
Portugal	2.8%
Luxembourg	2.6%
Netherlands	1.1%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 58.

21

DBX ETF Trust

Fees and expenses (Unaudited)

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Deutsche X-trackers Emerging Markets Bond—Int Rate Hedged ETF
Actual	$1,000.00	$1,017.80	0.50%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53
Deutsche X-trackers High Yield Corp Bond—Int Rate Hedged ETF
Actual	$1,000.00	$1,025.80	0.45%	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers Investment Grade Bond—Int Rate Hedged ETF
Actual	$1,000.00	$1,010.10	0.25%	$1.26
Hypothetical (5% return before expenses)	$1,000.00	$1,023.75	0.25%	$1.26
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF
Actual	$1,000.00	$1,060.50	0.30%	$1.55
Hypothetical (5% return before expenses)	$1,000.00	$1,023.50	0.30%	$1.52
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF
Actual	$1,000.00	$984.50	0.45%	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28

22

DBX ETF Trust

Fees and expenses (Unaudited) (Continued)

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF
Actual	$1,000.00	$987.50	0.45%	$2.24
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF
Actual	$1,000.00	$980.40	0.65%	$3.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF
Actual	$1,000.00	$953.00	0.45%	$2.20
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

23

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF

May 31, 2016

	Principal Amount	Value
SOVEREIGN BONDS — 95.9%
Brazil — 5.8%
Brazilian Government International Bond 4.875%, 1/22/21	$110,000	$111,375
10.125%, 5/15/27	30,000	40,950
8.25%, 1/20/34	35,000	39,025
5.00%, 1/27/45	200,000	157,000

		348,350

Colombia — 5.4%
Colombia Government International Bond 2.625%, 3/15/23	200,000	184,500
8.125%, 5/21/24	25,000	31,281
6.125%, 1/18/41	100,000	105,500

		321,281

Croatia — 3.6%
Croatia Government International Bond, 144A 6.75%, 11/05/19	100,000	109,303
6.625%, 7/14/20	100,000	109,135

		218,438

Ecuador — 3.4%
Ecuador Government International Bond, 144A 10.50%, 3/24/20	200,000	201,500

Egypt — 1.7%
Egypt Government International Bond, 144A 5.75%, 4/29/20	100,000	100,849

El Salvador — 0.4%
El Salvador Government International Bond, 144A 7.65%, 6/15/35	30,000	26,025

Hungary — 6.0%
Hungary Government International Bond 6.375%, 3/29/21	110,000	125,045
5.75%, 11/22/23	70,000	79,216
5.375%, 3/25/24	106,000	117,586
7.625%, 3/29/41	26,000	36,585

		358,432

Indonesia — 4.3%
Indonesia Government International Bond, 144A 8.50%, 10/12/35	100,000	138,936
6.625%, 2/17/37	100,000	118,506

		257,442

Kazakhstan — 3.3%
Kazakhstan Government International Bond, 144A 3.875%, 10/14/24	200,000	196,282

Lebanon — 0.8%
Lebanon Government International Bond GMTN, 6.375%, 3/09/20	50,000	51,063

	Principal Amount	Value
Lithuania — 2.0%
Lithuania Government International Bond, 144A 7.375%, 2/11/20	$100,000	$118,283

Mexico — 4.4%
Mexico Government International Bond 3.625%, 3/15/22	100,000	103,500
4.00%, 10/02/23	30,000	31,350
Series A MTN, 6.75%, 9/27/34	10,000	12,850
MTN, 4.75%, 3/08/44	60,000	59,700
5.55%, 1/21/45	35,000	39,069
5.75%, 10/12/10	20,000	20,200

		266,669

Panama — 3.8%
Panama Government International Bond 5.20%, 1/30/20	100,000	109,400
6.70%, 1/26/36	95,000	119,700

		229,100

Peru — 5.5%
Peruvian Government International Bond 7.35%, 7/21/25	100,000	132,125
8.75%, 11/21/33	75,000	111,937
5.625%, 11/18/50	75,000	85,500

		329,562

Philippines — 4.5%
Philippine Government International Bond 10.625%, 3/16/25	75,000	122,661
9.50%, 2/02/30	85,000	144,344

		267,005

Poland — 5.9%
Poland Government International Bond 6.375%, 7/15/19	90,000	102,206
5.125%, 4/21/21	70,000	78,467
5.00%, 3/23/22	50,000	56,027
3.00%, 3/17/23	40,000	40,409
4.00%, 1/22/24	70,000	74,949

		352,058

Qatar — 4.6%
Qatar Government International Bond, 144A 9.75%, 6/15/30	90,000	146,498
6.40%, 1/20/40	100,000	128,500

		274,998

Romania — 3.2%
Romanian Government International Bond, 144A 4.375%, 8/22/23	10,000	10,579
4.875%, 1/22/24	86,000	93,751
6.125%, 1/22/44	70,000	84,753

		189,083

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF (Continued)

May 31, 2016

	Principal Amount	Value
Russia — 6.1%
Russian Foreign Bond — Eurobond, 144A 4.875%, 9/16/23	$200,000	$212,360
12.75%, 6/24/28	90,000	154,977

		367,337

South Africa — 5.3%
South Africa Government International Bond
6.875%, 5/27/19	100,000	110,060
5.50%, 3/09/20	100,000	105,563
4.665%, 1/17/24	100,000	99,528

		315,151

Sri Lanka — 1.7%
Sri Lanka Government International Bond, 144A 6.25%, 10/04/20	100,000	100,611

Turkey — 3.9%
Turkey Government International Bond 7.00%, 6/05/20	20,000	22,460
7.375%, 2/05/25	55,000	65,374
11.875%, 1/15/30	20,000	33,722
8.00%, 2/14/34	80,000	102,810
7.25%, 3/05/38	10,000	12,083

		236,449

	Principal Amount	Value
Ukraine — 3.8%
Ukraine Government International Bond, 144A 7.75%, 9/01/20	$120,000	$115,050
7.75%, 9/01/24	120,000	111,600

		226,650

Uruguay — 5.1%
Uruguay Government International Bond 4.50%, 8/14/24	35,000	37,100
7.625%, 3/21/36	90,000	116,888
5.10%, 6/18/50	165,000	154,275

		308,263

Venezuela — 1.4%
Venezuela Government International Bond 9.25%, 9/15/27	200,000	85,500

TOTAL SOVEREIGN BONDS (Cost $5,773,896)		5,746,381

TOTAL INVESTMENTS — 95.9% (Cost $5,773,896)†		$5,746,381
Other assets and liabilities, net — 4.1%		243,664

NET ASSETS — 100.0%		$5,990,045

†	The cost for federal income tax purposes was $5,842,219. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $95,838. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $102,255 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $198,093.

GMTN:	Global Medium Term Note
MTN:	Medium Term Note
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At May 31, 2016, open futures contracts sold were as follows:

Contract Description	Number of Contracts	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	1	$217,906	9/30/2016	$(198)
5-Year U.S. Treasury Note	16	1,921,875	9/30/2016	(4,374)
10-Year Ultra U.S. Treasury Note	5	705,078	9/21/2016	(2,422)
10-Year U.S. Treasury Note	11	1,426,562	9/21/2016	(4,641)
Ultra Long U.S. Treasury Bond	1	175,125	9/21/2016	(1,273)
U.S. Treasury Long Bond	7	1,143,188	9/21/2016	(8,968)

		$5,589,734		$(21,876)

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF (Continued)

May 31, 2016

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Sovereign Bonds (a)	$—	$5,746,381	$—	$5,746,381

Total	$—	$5,746,381	$—	$5,746,381

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(21,876)	$—	$—	$(21,876)

Total	$(21,876)	$—	$—	$(21,876)

(a)	See Schedule of investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of investments

Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF

May 31, 2016

	Principal Amount	Value
CORPORATE BONDS — 93.9%
Basic Materials — 4.7%
Chemicals — 2.5%
Hexion, Inc. 8.875%, 2/01/18	$129,000	$110,295
Huntsman International LLC 4.875%, 11/15/20 (a)	106,000	108,385

		218,680

Mining — 2.2%
Alcoa, Inc. 5.125%, 10/01/24 (a)	93,000	90,181
Freeport-McMoRan, Inc. 3.10%, 3/15/20 (a)	115,000	105,441

		195,622

Communications — 22.8%
Advertising — 0.6%
Lamar Media Corp. 5.875%, 2/01/22	50,000	52,500

Internet — 1.0%
Netflix, Inc. 5.875%, 2/15/25 (a)	80,000	84,200

Media — 10.6%
Cablevision Systems Corp. 7.75%, 4/15/18	133,000	141,978
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 5/01/25, 144A	80,000	81,400
5.75%, 2/15/26, 144A	40,000	41,100
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22	60,000	58,800
CSC Holdings LLC 6.75%, 11/15/21	111,000	114,385
DISH DBS Corp. 5.00%, 3/15/23	155,000	141,438
iHeartCommunications, Inc. 9.00%, 12/15/19	97,000	76,509
Nexstar Broadcasting, Inc. 6.875%, 11/15/20 (a)	164,000	172,200
Nielsen Finance LLC / Nielsen Finance Co., 144A 5.00%, 4/15/22	21,000	21,551
Sirius XM Radio, Inc. 6.00%, 7/15/24, 144A	35,000	36,750
5.375%, 7/15/26, 144A	30,000	29,925
Univision Communications, Inc., 144A 8.50%, 5/15/21	28,000	29,295

		945,331

Telecommunications — 10.6%
Avaya, Inc., 144A 7.00%, 4/01/19	222,000	162,060
CenturyLink, Inc. 6.75%, 12/01/23	65,000	63,619
CommScope Technologies Finance LLC, 144A 6.00%, 6/15/25	26,000	26,585
Frontier Communications Corp. 7.125%, 1/15/23	23,000	20,642
11.00%, 9/15/25, 144A	60,000	61,275

	Principal Amount	Value
Telecommunications (Continued)
Level 3 Communications, Inc. 5.75%, 12/01/22	$151,000	$154,775
Sprint Communications, Inc. 7.00%, 8/15/20	231,000	198,780
T-Mobile USA, Inc. 6.633%, 4/28/21	244,000	257,420

		945,156

Consumer, Cyclical — 14.5%
Airlines — 1.1%
American Airlines Group, Inc., 144A 5.50%, 10/01/19	95,000	96,128

Auto Manufacturers — 2.6%
General Motors Co. 4.875%, 10/02/23	133,000	141,526
General Motors Financial Co., Inc. 4.00%, 1/15/25	88,000	87,746

		229,272

Auto Parts & Equipment — 1.7%
ZF North America Capital, Inc., 144A 4.75%, 4/29/25	150,000	150,563

Distribution/Wholesale — 0.3%
HD Supply, Inc. 7.50%, 7/15/20	28,000	29,610

Entertainment — 2.1%
GLP Capital LP / GLP Financing II, Inc. 4.875%, 11/01/20	90,000	94,612
Regal Entertainment Group 5.75%, 3/15/22	88,000	91,080

		185,692

Lodging — 2.8%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, 10/15/21	151,000	156,520
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 144A 5.50%, 3/01/25	99,000	95,906

		252,426

Retail — 3.9%
1011778 BC ULC / New Red Finance, Inc., 144A 6.00%, 4/01/22	21,000	21,814
Dollar Tree, Inc., 144A 5.75%, 3/01/23	98,000	104,002
L Brands, Inc. 5.625%, 2/15/22	111,000	118,770
Rite Aid Corp., 144A 6.125%, 4/01/23	99,000	105,064

		349,650

Consumer, Non-cyclical — 14.9%
Commercial Services — 2.3%
ADT Corp. 3.50%, 7/15/22	41,000	37,823

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of investments

Deutsche X-trackers High Yield Corporate Bond—Interest Rate Hedged ETF (Continued)

May 31, 2016

	Principal Amount	Value
Commercial Services (Continued)
Hertz Corp. 6.75%, 4/15/19	$55,000	$55,845
RR Donnelley & Sons Co. 6.00%, 4/01/24	45,000	40,275
United Rentals North America, Inc. 5.50%, 7/15/25	71,000	69,935

		203,878

Cosmetics/Personal Care — 0.2%
Edgewell Personal Care Co. 4.70%, 5/19/21	18,000	18,803

Food — 2.0%
Post Holdings, Inc. 7.375%, 2/15/22	83,000	87,980
Smithfield Foods, Inc. 7.75%, 7/01/17	80,000	85,280

		173,260

Healthcare-Products — 1.3%
Hologic, Inc., 144A 5.25%, 7/15/22	20,000	21,000
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A 5.50%, 4/15/25	105,000	95,288

		116,288

Healthcare-Services — 6.2%
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	87,000	75,202
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25	40,000	39,750
Fresenius Medical Care US Finance II, Inc., 144A 5.875%, 1/31/22	155,000	171,275
HCA, Inc. 7.50%, 2/15/22	133,000	151,121
Tenet Healthcare Corp. 8.125%, 4/01/22	80,000	80,900
6.75%, 6/15/23	35,000	33,031

		551,279

Pharmaceuticals — 2.9%
Endo Finance LLC, 144A 5.75%, 1/15/22	83,000	74,907
Valeant Pharmaceuticals International, 144A 6.375%, 10/15/20	204,000	182,580

		257,487

Energy — 11.9%
Energy-Alternate Sources — 0.4%
TerraForm Power Operating LLC, 144A 5.875%, 2/01/23	44,000	39,160

Oil & Gas — 8.6%
Antero Resources Corp. 5.375%, 11/01/21	102,000	99,960
California Resources Corp. 5.50%, 9/15/21	26,000	14,170
8.00%, 12/15/22, 144A	68,000	49,725

	Principal Amount	Value
Oil & Gas (Continued)
Cenovus Energy, Inc. 5.70%, 10/15/19	$65,000	$66,554
Chesapeake Energy Corp., 144A 8.00%, 12/15/22 (a)	67,000	54,019
Concho Resources, Inc. 5.50%, 4/01/23 (a)	106,000	106,530
Denbury Resources, Inc. 5.50%, 5/01/22	93,000	66,495
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, 5/01/20	88,000	56,980
Marathon Oil Corp. 5.90%, 3/15/18	30,000	31,026
Range Resources Corp. 5.00%, 3/15/23 (a)	89,000	83,215
Whiting Petroleum Corp. 5.75%, 3/15/21 (a)	91,000	77,577
WPX Energy, Inc. 8.25%, 8/01/23	55,000	54,038

		760,289

Pipelines — 2.9%
Energy Transfer Equity LP 5.875%, 1/15/24	21,000	19,582
Sabine Pass Liquefaction LLC 5.75%, 5/15/24	100,000	101,000
5.625%, 3/01/25	26,000	26,098
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.125%, 11/15/19	45,000	44,100
Williams Cos., Inc. 4.55%, 6/24/24	80,000	70,200

		260,980

Financial — 9.1%
Banks — 2.7%
CIT Group, Inc. 3.875%, 2/19/19	40,000	40,288
5.00%, 8/15/22	39,000	40,024
Royal Bank of Scotland Group PLC 6.125%, 12/15/22	155,000	165,054

		245,366

Diversified Financial Services — 3.3%
Ally Financial, Inc. 3.50%, 1/27/19	85,000	85,000
4.125%, 2/13/22	40,000	39,950
International Lease Finance Corp. 6.25%, 5/15/19	45,000	48,712
4.625%, 4/15/21	35,000	36,225
Navient Corp. 5.875%, 10/25/24	94,000	80,840

		290,727

Real Estate — 0.4%
Howard Hughes Corp., 144A 6.875%, 10/01/21	40,000	40,800

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of investments

Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF (Continued)

May 31, 2016

	Principal Amount	Value
Real Estate Investment Trusts — 2.7%
DuPont Fabros Technology LP 5.875%, 9/15/21	$60,000	$63,300
Equinix, Inc. 5.375%, 4/01/23	82,000	84,768
Iron Mountain, Inc. 5.75%, 8/15/24	88,000	88,440

		236,508

Industrial — 7.6%
Aerospace/Defense — 0.2%
TransDigm, Inc. 6.00%, 7/15/22	20,000	20,450

Building Materials — 0.7%
Masco Corp. 7.125%, 3/15/20	40,000	46,100
Standard Industries Inc/NJ, 144A 5.375%, 11/15/24	18,000	18,495

		64,595

Engineering & Construction — 1.4%
AECOM 5.75%, 10/15/22	119,000	123,463

Environmental Control — 0.5%
Covanta Holding Corp. 5.875%, 3/01/24	40,000	40,000

Machinery-Diversified — 0.6%
CNH Industrial Capital LLC 3.875%, 7/16/18	55,000	55,275

Miscellaneous Manufacturing — 1.0%
Gates Global LLC / Gates Global Co., 144A 6.00%, 7/15/22	105,000	92,636

Packaging & Containers — 2.5%
Berry Plastics Corp. 5.125%, 7/15/23	62,000	61,690
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, 1/15/23	18,000	18,292
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/20	133,000	137,489

		217,471

	Principal Amount	Value
Transportation — 0.7%
XPO Logistics, Inc., 144A 6.50%, 6/15/22	$60,000	$57,900

Technology — 5.0%
Computers — 1.0%
NCR Corp. 6.375%, 12/15/23	84,000	85,746

Semiconductors — 0.5%
Micron Technology, Inc. 5.50%, 2/01/25	55,000	46,337

Software — 3.5%
BMC Software Finance, Inc., 144A 8.125%, 7/15/21	110,000	81,675
First Data Corp., 144A 6.75%, 11/01/20	82,000	86,438
Open Text Corp., 144A 5.625%, 1/15/23	142,000	143,775

		311,888

Utilities — 3.4%
Electric — 3.4%
AES Corp. 7.375%, 7/01/21	119,000	136,255
Calpine Corp. 5.75%, 1/15/25	60,000	58,275
FirstEnergy Corp. 4.25%, 3/15/23	102,000	105,487

		300,017

TOTAL CORPORATE BONDS (Cost $8,750,433)		8,345,433

	Number of Shares
SECURITIES LENDING COLLATERAL — 6.1%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $544,146)	544,146	544,146

TOTAL INVESTMENTS — 100.0% (Cost $9,294,579)†		$8,889,579
Other assets and liabilities, net — 0.0%		1,073

NET ASSETS — 100.0%		$8,890,652

†	The cost for federal income tax purposes was $9,363,961. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $474,382. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $96,881 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $571,263.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $529,049, which is 6.0% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of investments

Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF (Continued)

May 31, 2016

At May 31, 2016, open futures contracts sold were as follows:

Contract Description	Number of Contracts	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	5	$1,089,531	9/30/2016	$(989)
5-Year U.S. Treasury Note	35	4,204,101	9/30/2016	(9,569)
10-Year Ultra U.S. Treasury Note	1	141,016	9/21/2016	(484)
10-Year U.S. Treasury Note	20	2,593,750	9/21/2016	(8,438)

		$8,028,398		$(19,480)

For information on the Fund’s policy and additional disclosures regarding open future contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (d)	$—	$8,345,433	$—	$8,345,433
Short-Term Investments	544,146	—	—	544,146

Total	$544,146	$8,345,433	$—	$8,889,579

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Futures Contracts	$(19,480)	$—	$—	$(19,480)

Total	$(19,480)	$—	$—	$(19,480)

(d)	See Schedule of investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF

May 31, 2016

	Principal Amount	Value
CORPORATE BONDS — 95.9%
Basic Materials — 2.6%
Chemicals — 0.9%
CF Industries, Inc. 3.45%, 6/01/23 (a)	$45,000	$44,341

Mining — 1.7%
BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	25,000	26,615
Rio Tinto Finance USA PLC 3.50%, 3/22/22	50,000	51,086

		77,701

Communications — 13.7%
Internet — 2.5%
Amazon.com, Inc. 4.80%, 12/05/34	45,000	51,078
eBay, Inc. 2.20%, 8/01/19	65,000	65,448

		116,526

Media — 3.9%
Comcast Corp. 4.20%, 8/15/34	95,000	101,161
Time Warner Cable, Inc. 5.50%, 9/01/41	45,000	45,541
Walt Disney Co., MTN 2.35%, 12/01/22	40,000	40,810

		187,512

Telecommunications — 7.3%
AT&T, Inc. 2.45%, 6/30/20	18,000	18,073
3.40%, 5/15/25	18,000	18,064
4.80%, 6/15/44	45,000	45,086
Cisco Systems, Inc. 5.50%, 1/15/40	40,000	50,991
Motorola Solutions, Inc.
3.75%, 5/15/22	40,000	39,326
Verizon Communications, Inc. 4.50%, 9/15/20	40,000	43,937
4.40%, 11/01/34	75,000	76,302
Vodafone Group PLC 2.95%, 2/19/23	55,000	54,502

		346,281

Consumer, Cyclical — 6.0%
Auto Manufacturers — 1.6%
Ford Motor Co. 4.75%, 1/15/43	50,000	51,308
Toyota Motor Credit Corp., MTN 2.15%, 3/12/20 (a)	25,000	25,412

		76,720

Retail — 4.4%
CVS Health Corp. 3.875%, 7/20/25	45,000	48,490
Target Corp. 4.00%, 7/01/42	75,000	77,716

	Principal Amount	Value
Retail (Continued)
Wal-Mart Stores, Inc. 6.20%, 4/15/38	$59,000	$80,979

		207,185

Consumer, Non-cyclical — 18.7%
Agriculture — 1.5%
Altria Group, Inc. 4.00%, 1/31/24	65,000	71,342

Beverages — 2.8%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21	40,000	40,737
3.65%, 2/01/26	27,000	28,112
4.625%, 2/01/44	40,000	43,890
PepsiCo, Inc. 2.15%, 10/14/20	10,000	10,166
4.45%, 4/14/46	10,000	11,030

		133,935

Biotechnology — 1.5%
Amgen, Inc. 5.375%, 5/15/43	40,000	45,456
Gilead Sciences, Inc. 4.75%, 3/01/46	25,000	26,819

		72,275

Food — 1.0%
Kraft Heinz Foods Co. 6.50%, 2/09/40	35,000	44,961

Healthcare-Products — 1.6%
Medtronic, Inc. 3.625%, 3/15/24	50,000	53,676
Zimmer Biomet Holdings, Inc. 4.45%, 8/15/45	20,000	20,120

		73,796

Healthcare-Services — 3.3%
Anthem, Inc. 2.25%, 8/15/19	90,000	90,747
Laboratory Corp. of America Holdings 3.60%, 2/01/25	65,000	66,536

		157,283

Pharmaceuticals — 7.0%
AbbVie, Inc. 4.70%, 5/14/45	75,000	76,787
Express Scripts Holding Co. 2.25%, 6/15/19	50,000	50,438
GlaxoSmithKline Capital PLC 2.85%, 5/08/22	40,000	41,494
GlaxoSmithKline Capital, Inc. 2.80%, 3/18/23	60,000	61,797
Johnson & Johnson 5.95%, 8/15/37	45,000	63,547
Pfizer, Inc. 2.10%, 5/15/19	40,000	40,735

		334,798

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF (Continued)

May 31, 2016

	Principal Amount	Value
Energy — 10.3%
Oil & Gas — 6.1%
Apache Corp. 5.10%, 9/01/40	$40,000	$40,037
BP Capital Markets PLC 3.814%, 2/10/24 (a)	40,000	42,087
Phillips 66 4.30%, 4/01/22	60,000	64,357
Shell International Finance BV 4.55%, 8/12/43	65,000	68,004
Total Capital International SA 3.70%, 1/15/24	70,000	74,561

		289,046

Oil & Gas Services — 1.1%
Schlumberger Investment SA 3.65%, 12/01/23	50,000	52,742

Pipelines — 3.1%
Enbridge, Inc. 4.00%, 10/01/23	55,000	53,940
Enterprise Products Operating LLC 5.10%, 2/15/45	45,000	45,926
Williams Partners LP / ACMP Finance Corp. 4.875%, 3/15/24	55,000	49,822

		149,688

Financial — 31.0%
Banks — 25.1%
Bank of America Corp., MTN 3.30%, 1/11/23	140,000	142,739
Bank of New York Mellon Corp., MTN 2.30%, 9/11/19	72,000	73,365
Bank of Nova Scotia 4.50%, 12/16/25	25,000	25,777
BNP Paribas SA, MTN 3.25%, 3/03/23	40,000	41,545
Capital One Financial Corp. 3.20%, 2/05/25	36,000	35,730
Citigroup, Inc. 2.40%, 2/18/20	40,000	40,285
5.30%, 5/06/44	40,000	42,139
Cooperatieve Rabobank UA 4.50%, 1/11/21	70,000	77,204
Goldman Sachs Group, Inc. 3.50%, 1/23/25	50,000	50,663
5.95%, 1/15/27	35,000	39,983
MTN, 4.80%, 7/08/44	40,000	42,886
HSBC Holdings PLC 5.10%, 4/05/21	75,000	82,419
4.00%, 3/30/22	40,000	42,093
JPMorgan Chase & Co. 2.25%, 1/23/20	45,000	45,211
3.125%, 1/23/25	37,000	37,359
5.60%, 7/15/41	45,000	55,999
Morgan Stanley GMTN, 3.70%, 10/23/24	45,000	46,523
GMTN, 4.35%, 9/08/26	40,000	41,345
4.30%, 1/27/45	40,000	40,886

	Principal Amount	Value
Banks (Continued)
PNC Funding Corp. 3.30%, 3/08/22	$30,000	$31,725
Royal Bank of Canada, MTN 2.35%, 10/30/20	22,000	22,365
US Bancorp, MTN 4.125%, 5/24/21	12,000	13,202
Wells Fargo & Co. MTN, 2.15%, 1/30/20	40,000	40,360
4.125%, 8/15/23	40,000	42,612
5.606%, 1/15/44	35,000	41,189

		1,195,604

Diversified Financial Services — 1.5%
Synchrony Financial 4.25%, 8/15/24	40,000	41,441
Visa, Inc. 3.15%, 12/14/25	30,000	31,126

		72,567

Insurance — 2.2%
American International Group, Inc. 4.50%, 7/16/44	50,000	47,849
Berkshire Hathaway, Inc. 2.10%, 8/14/19	55,000	56,235

		104,084

Real Estate Investment Trusts — 2.2%
American Tower Corp. 5.00%, 2/15/24	40,000	44,268
HCP, Inc. 5.375%, 2/01/21	55,000	60,757

		105,025

Industrial — 5.4%
Aerospace/Defense — 1.4%
United Technologies Corp. 3.10%, 6/01/22	65,000	68,236

Machinery-Construction & Mining — 0.4%
Caterpillar, Inc. 3.803%, 8/15/42	20,000	19,363

Miscellaneous Manufacturing — 2.7%
General Electric Co. 2.70%, 10/09/22	40,000	41,287
MTN, 5.875%, 1/14/38	65,000	85,450

		126,737

Transportation — 0.9%
United Parcel Service, Inc. 3.125%, 1/15/21	40,000	42,604

Technology — 7.0%
Computers — 2.7%
Apple, Inc. 2.00%, 5/06/20	17,000	17,324
3.20%, 5/13/25	17,000	17,715
4.375%, 5/13/45	18,000	19,111

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Investment Grade Bond—Interest Rate Hedged ETF (Continued)

May 31, 2016

	Principal Amount	Value
Transportation (Continued)
HP, Inc. 4.30%, 6/01/21	$70,000	$73,435

		127,585

Semiconductors — 0.9%
Intel Corp. 3.70%, 7/29/25	40,000	43,772

Software — 3.4%
Microsoft Corp. 3.50%, 2/12/35	85,000	85,851
Oracle Corp. 4.30%, 7/08/34	73,000	78,047

		163,898

Utilities — 1.2%
Electric — 1.2%
Pacific Gas & Electric Co. 6.05%, 3/01/34	45,000	59,172

TOTAL CORPORATE BONDS (Cost $4,549,313)		4,564,779

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 1.7%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $82,800)	82,800	$82,800

TOTAL INVESTMENTS — 97.6% (Cost $4,632,113)†		$4,647,579
Other assets and liabilities, net — 2.4%		109,979

NET ASSETS — 100.0%		$4,757,558

†	The cost for federal income tax purposes was $4,651,890. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $4,311. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,607 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $56,918.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $79,730, which is 1.7% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

GMTN:	Global Medium Term Note
MTN:	Medium Term Note

At May 31, 2016, open futures contracts sold were as follows:

Contract Description	Number of Contracts	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	10	$1,201,172	9/30/2016	$(2,734)
10-Year Ultra Long U.S. Treasury Note	4	564,062	9/21/2016	(1,938)
10-Year U.S. Treasury Note	8	1,037,500	9/21/2016	(3,375)
Ultra Long U.S. Treasury Bond	3	525,375	9/21/2016	(3,820)
U.S. Treasury Long Bond	6	979,875	9/21/2016	(7,687)

		$4,307,984		$(19,554)

For information on the Fund’s policy and additional disclosures regarding open futures contracts please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF (Continued)

May 31, 2016

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (d)	$—	$4,564,779	$—	$4,564,779
Short-Term Investments	82,800	—	—	82,800

Total	$82,800	$4,564,779	$—	$4,647,579

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Futures Contracts	$(19,554)	$—	$—	$(19,554)

Total	$(19,554)	$—	$—	$(19,554)

(d)	See Schedule of investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF

May 31, 2016

	Principal Amount	Value
MUNICIPAL BONDS — 96.6%
Arizona — 0.3%
Arizona Department of Transportation State Highway Fund, Fuel Sales Tax Revenue, Sub-Series A, 5.00%, 7/01/26	$100,000	$120,696

California — 9.0%
Bay Area Toll Authority, 5.00%, 10/01/54	1,100,000	1,294,656
City of San Francisco Public Utilities Commission, Water Revenue, 5.00%, 11/01/35	100,000	118,564
M-S-R Energy Authority, Natural Gas Revenue,
Series B, 6.125%, 11/01/29	100,000	131,315
Series A, 6.50%, 11/01/39	500,000	721,010
San Diego County Regional Airport Authority, Private Airport & Marina Revenue, Series B, AMT, 5.00%, 7/01/43	600,000	677,682
Southern California Public Power Authority, Natural Gas Revenue, Project No. 1, Series A, 5.00%, 11/01/33	300,000	372,579

		3,315,806

Colorado — 0.5%
City & County of Denver Airport System, Private Airport & Marina Revenue, Series B, 5.00%, 11/15/32	100,000	118,650
Regional Transportation District, Sales Tax Revenue, Fastracks Project, Series A, 5.00%, 11/01/26	50,000	60,832

		179,482

Florida — 8.6%
Central Florida Expressway Authority 5.00%, 7/01/35	200,000	235,394
County of Miami-Dade Aviation, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 10/01/30	50,000	58,013
5.00%, 10/01/36	700,000	805,308
County of Miami-Dade FL Transit System, Sales Tax Revenue, 5.00%, 7/01/42	1,200,000	1,398,972
County of Miami-Dade Transit System, Sales Tax Revenue, 5.00%, 7/01/37	50,000	58,427
County of Miami-Dade Water & Sewer System, Water Revenue, INS: AGM, 5.00%, 10/01/39	500,000	570,770

		3,126,884

Georgia — 4.9%
City of Atlanta GA Water & Wastewater Revenue 5.00%, 11/01/40	1,100,000	1,307,911

	Principal Amount	Value
Georgia (Continued)
County of DeKalb Water & Sewerage, Water Revenue, Series A, 5.25%, 10/01/41	$110,000	$129,581
Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, 3rd Series, 5.00%, 7/01/39	300,000	334,359

		1,771,851

Indiana — 6.1%
Indiana Finance Authority, Sewer Revenue, Series A, 5.00%, 10/01/41	700,000	810,705
Indiana Municipal Power Agency 5.00%, 1/01/42	1,200,000	1,427,016

		2,237,721

Louisiana — 3.7%
New Orleans Aviation Board, Series A, 5.00%, 1/01/45	1,200,000	1,363,860

Massachusetts — 10.7%
Commonwealth of Massachusetts Transportation Fund Revenue, Series A 5.00%, 6/01/44	1,100,000	1,309,693
Massachusetts Bay Transportation Authority, Sales Tax Revenue, Series A, 5.00%, 7/01/25	750,000	957,142
Massachusetts School Building Authority, Sales Tax Revenue, Series A, 5.00%, 8/15/25	750,000	913,147
Series A, 5.00%, 8/15/26	200,000	243,132
Series B, 5.00%, 8/15/28	400,000	484,736

		3,907,850

New Jersey — 5.8%
New Jersey State Turnpike Authority, Highway Tolls Revenue, Series A 5.00%, 1/01/43	700,000	810,586
New Jersey State Turnpike Authority, Highway Tolls Revenue, Series E 5.00%, 1/01/45	1,125,000	1,313,584

		2,124,170

New York — 20.5%
Hudson Yards Infrastructure Corp., Miscellaneous Tax Revenue,
Series A, 5.25%, 2/15/47	200,000	228,854
Series A, 5.75%, 2/15/47	55,000	64,704
Long Island Power Authority, 5.00%, 9/01/44	700,000	816,081
Metropolitan Transportation Authority, New York Transit Revenue, Series A, 5.00%, 11/15/38	100,000	118,108
5.00%, 11/15/45	1,300,000	1,533,038
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series F-1, 5.00%, 5/01/39	350,000	412,374

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2016

	Principal Amount	Value
New York (Continued)
New York City Water & Sewer System, Water Revenue,
Series GG, 5.00%, 6/15/43	$100,000	$115,786
Series FF, 5.00%, 6/15/45	300,000	349,098
Series BB, 5.00%, 6/15/47	450,000	527,841
New York Liberty Development Corp., Class 1, 5.00%, 9/15/40	530,000	623,784
New York State Thruway Authority, 5.00%, 1/01/31	1,000,000	1,211,800
Triborough Bridge & Tunnel Authority, New York Highway Tolls Revenue, Series B 5.00%, 11/15/25	200,000	245,228
Utility Debt Securitization Authority, New York Restructuring, Series TE, 5.00%, 12/15/41	1,100,000	1,319,637

		7,566,333

Pennsylvania — 1.7%
Pennsylvania Turnpike Commission, Highway Tolls Revenue, Series C, 5.00%, 12/01/44	520,000	606,861

South Carolina — 3.1%
South Carolina State Public Service Authority, Series E, 5.00%, 12/01/48	1,000,000	1,142,810

Texas — 15.5%
Central Texas Regional Mobility Authority, Series A 5.00%, 1/01/45	1,000,000	1,158,830
City of Houston TX Combined Utility System Revenue, Series B 5.00%, 11/15/35	1,000,000	1,229,790

	Principal Amount	Value
Texas (Continued)
Dallas Area Rapid Transit, Series A 5.00%, 12/01/46	$1,100,000	$1,318,911
Dallas/Fort Worth International Airport, Private Airport & Marina Revenue, Series E, AMT, 5.00%, 11/01/35	200,000	225,990
Series H, AMT, 5.00%, 11/01/37	300,000	339,228
Series C, 5.00%, 11/01/45	350,000	397,099
Texas Transportation Commission, Highway Tolls Revenue, Series A, 5.00%, 8/15/41	900,000	1,034,136

		5,703,984

Virginia — 1.6%
Virginia Small Business Financing Authority, Highway Tolls Revenue, Elizabeth River Crossings, AMT, 6.00%, 1/01/37	500,000	595,070

Washington — 4.6%
Central Puget Sound Regional Transit Authority, Series S1 5.00%, 11/01/45	1,000,000	1,201,150
Port of Seattle, Private Airport & Marina Revenue, Series A, 5.00%, 8/01/31	400,000	471,572

		1,672,722

TOTAL MUNICIPAL BONDS (Cost $33,453,688)		35,436,100

TOTAL INVESTMENTS — 96.6% (Cost $33,453,688)†		$35,436,100
Other assets and liabilities, net — 3.4%		1,238,063

NET ASSETS — 100.0%		$36,674,163

†	The cost for federal income tax purposes was $33,453,688. At May 31, 2016, net unrealized appreciation for all securities based on tax cost was $1,982,412. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,992,976 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,564.

AGM:	Assured Guaranty Municipal Corp
AMT:	Alternative Minimum Tax
INS:	Insured

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2016

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds (a)	$—	$35,436,100	$—	$35,436,100

Total	$—	$35,436,100	$—	$35,436,100

(a)	See Schedule of investments for additional detailed categorizations.

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.2%
Australia — 5.2%
Amcor Ltd.	1,287	$15,143
ASX Ltd.	230	7,399
Aurizon Holdings Ltd.	2,478	8,077
Bendigo and Adelaide Bank Ltd.	507	3,752
Crown Resorts Ltd.	434	3,777
Flight Centre Travel Group Ltd.	68	1,554
Harvey Norman Holdings Ltd.	611	2,014
Insurance Australia Group Ltd.	2,706	11,500
LendLease Group (a)	596	5,785
Platinum Asset Management Ltd.	308	1,465
Sonic Healthcare Ltd.	467	7,223
Suncorp Group Ltd.	1,485	13,931
Tatts Group Ltd.	1,694	4,824
Telstra Corp. Ltd.	4,849	19,591
Wesfarmers Ltd.	1,239	36,384
Woodside Petroleum Ltd.	804	15,922
Woolworths Ltd.	1,395	22,302

		180,643

Brazil — 1.4%
Ambev SA	5,357	28,330
BB Seguridade Participacoes SA	777	5,861
BM&FBovespa SA	1,866	8,221
CCR SA	1,043	4,401
CETIP SA — Mercados Organizados	117	1,376
Tractebel Energia SA	73	717
Transmissora Alianca de Energia Eletrica SA	28	146

		49,052

Canada — 10.5%
Bank of Montreal	698	43,806
Bank of Nova Scotia	1,303	63,732
BCE, Inc.	149	6,868
Canadian Imperial Bank of Commerce	387	30,028
CI Financial Corp.	338	7,397
Great-West Lifeco, Inc.	298	8,031
IGM Financial, Inc.	89	2,606
Peyto Exploration & Development Corp.	169	4,431
Potash Corp. of Saskatchewan, Inc.	894	14,589
Power Corp. of Canada	398	8,978
Power Financial Corp.	298	7,213
Rogers Communications, Inc., Class B	383	14,603
Royal Bank of Canada	1,592	95,701
Shaw Communications, Inc., Class B	500	9,563
TELUS Corp.	283	8,971
TransCanada Corp.	814	33,731

		360,248

Chile — 0.3%
Banco de Chile	41,227	4,150
Banco Santander Chile	119,338	5,365

		9,515

	Number of Shares	Value
China — 5.9%
Agricultural Bank of China Ltd., Class H	26,223	$9,584
Anhui Conch Cement Co. Ltd., Class H	1,566	3,789
Bank of China Ltd., Class H	84,786	34,478
China Construction Bank Corp., Class H	88,364	56,971
China Petroleum & Chemical Corp., Class H	29,751	20,291
CNOOC Ltd.	21,194	25,310
Country Garden Holdings Co. Ltd. (b)	5,562	2,226
Industrial & Commercial Bank of China Ltd., Class H	78,540	41,641
Jiangsu Expressway Co. Ltd., Class H	1,352	1,851
Sinopec Engineering Group Co. Ltd., Class H	1,581	1,388
Zhejiang Expressway Co. Ltd., Class H	1,855	1,738
Zijin Mining Group Co. Ltd., Class H	7,593	2,189

		201,456

Czech Republic — 0.2%
Komercni Banka AS	139	5,466

Denmark — 0.1%
Tryg A/S	130	2,563

Finland — 1.8%
Elisa OYJ	154	5,867
Fortum OYJ (b)	448	6,719
Metso OYJ	122	2,865
Nokian Renkaat OYJ (b)	137	4,837
Orion OYJ, Class B	103	3,696
Sampo OYJ, Class A	457	20,375
Stora Enso OYJ, Class R	595	5,101
UPM-Kymmene OYJ	582	11,196

		60,656

France — 8.9%
AXA SA	2,111	53,036
Bouygues SA	231	7,505
CNP Assurances	147	2,494
Edenred	223	4,131
Eutelsat Communications SA	181	3,609
Rexel SA	340	5,200
Sanofi	1,287	105,522
SCOR SE	162	5,417
Total SA	2,457	119,397

		306,311

Germany — 8.6%
Allianz SE	511	83,408
Axel Springer SE	56	3,185
BASF SE	1,024	79,105
Daimler AG	1,080	73,770
Muenchener Rueckversicherungs-Gesellschaft AG	184	34,568
ProSiebenSat.1 Media SE*(c)	265	13,323
TUI AG	571	8,741

		296,100

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Hong Kong — 2.9%
BOC Hong Kong (Holdings) Ltd.	4,009	$12,330
China Everbright Ltd.	907	1,742
China Power International Development Ltd.	4,623	1,951
China Resources Power Holdings Co. Ltd.	2,488	3,906
CLP Holdings Ltd.	1,665	15,706
Hang Lung Properties Ltd.	2,666	5,091
Hang Seng Bank Ltd.	806	14,303
HKT Trust and HKT Ltd. (a)	2,497	3,618
New World Development Co. Ltd.	6,896	6,514
NWS Holdings Ltd.	1,770	2,793
PCCW Ltd.	3,958	2,582
Power Assets Holdings Ltd.	1,456	14,118
Shimao Property Holdings Ltd.	971	1,230
Sino Land Co. Ltd.	3,369	5,159
Swire Pacific Ltd., Class A	575	6,201
Yue Yuen Industrial (Holdings) Ltd.	788	2,971

		100,215

Indonesia — 0.1%
PT Adaro Energy Tbk	17,555	913
PT Indocement Tunggal Prakarsa Tbk	1,642	2,001
PT United Tractors Tbk	1,652	1,717

		4,631

Ireland — 0.2%
James Hardie Industries PLC CDI	509	7,755

Italy — 0.8%
Snam SpA	2,576	14,747
Terna Rete Elettrica Nazionale SpA	1,511	8,379
UnipolSai SpA	1,499	2,997

		26,123

Japan — 1.1%
Canon, Inc.	1,200	34,807
Sony Financial Holdings, Inc.	300	3,671

		38,478

Luxembourg — 0.2%
SES SA FDR	359	8,041

Macau — 0.3%
Sands China Ltd.	2,762	10,592

Malaysia — 0.7%
Alliance Financial Group Bhd	1,400	1,373
AMMB Holdings Bhd	2,300	2,401
Astro Malaysia Holdings Bhd	2,500	1,671
British American Tobacco Malaysia Bhd	200	2,425
DiGi.Com Bhd	4,500	4,883
Malayan Banking Bhd	3,900	7,707
Maxis Bhd	2,600	3,463

		23,923

Mexico — 0.2%
Kimberly-Clark de Mexico SAB de CV, Class A	2,777	6,596

	Number of Shares	Value
Netherlands — 0.4%
Aegon NV (b)	2,092	$10,754
Koninklijke Boskalis Westminster NV	107	3,875

		14,629

New Zealand — 0.3%
Contact Energy Ltd.	596	2,174
Fletcher Building Ltd.	639	3,869
Spark New Zealand Ltd.	1,708	4,276

		10,319

Norway — 1.2%
Gjensidige Forsikring ASA	264	4,554
Orkla ASA	948	8,578
Statoil ASA	1,292	20,603
Yara International ASA (b)	205	7,393

		41,128

Poland — 0.5%
Bank Pekao SA	152	5,749
Bank Zachodni WBK SA	147	9,617
Powszechny Zaklad Ubezpieczen SA	345	2,731

		18,097

Portugal — 0.3%
EDP — Energias de Portugal SA	2,728	9,091

Qatar — 0.1%
Barwa Real Estate Co.	117	974
Masraf Al Rayan QSC	304	2,743
Qatar Islamic Bank SAQ	37	940

		4,657

Russia — 1.7%
Gazprom PAO, ADR	3,376	14,760
Lukoil PJSC, ADR	448	17,136
MegaFon PJSC, GDR	807	9,038
PhosAgro OAO, GDR	700	10,500
Severstal PAO, GDR	800	8,360

		59,794

Singapore — 2.3%
Oversea-Chinese Banking Corp. Ltd.	3,300	20,657
Singapore Exchange Ltd.	900	5,065
Singapore Press Holdings Ltd.	1,500	4,205
Singapore Technologies Engineering Ltd.	1,700	3,987
Singapore Telecommunications Ltd.	8,800	24,730
StarHub Ltd.	400	1,025
United Overseas Bank Ltd.	1,400	18,523

		78,192

South Africa — 2.6%
Barclays Africa Group Ltd.	495	4,597
Coronation Fund Managers Ltd.	162	700
FirstRand Ltd.	3,877	10,484
Foschini Group Ltd. (b)	237	2,111
Imperial Holdings Ltd.	174	1,550
Investec Ltd.	208	1,404
Investec PLC	667	4,529

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
South Africa (Continued)
Liberty Holdings Ltd.	106	$803
MMI Holdings Ltd.	969	1,387
MTN Group Ltd.	1,848	14,404
Nedbank Group Ltd.	244	2,748
RMB Holdings Ltd.	777	2,614
Sasol Ltd.	706	21,428
Standard Bank Group Ltd.	1,471	11,607
Truworths International Ltd.	506	3,027
Vodacom Group Ltd. (b)	464	4,854

		88,247

South Korea — 0.1%
SK Telecom Co. Ltd.	26	4,843

Spain — 1.1%
Enagas SA	245	7,344
Endesa SA	363	7,464
Gas Natural SDG SA	405	8,016
Mapfre SA	1,291	3,272
Red Electrica Corp. SA	118	10,509

		36,605

Sweden — 2.4%
Hennes & Mauritz AB, Class B	1,053	32,317
Industrivarden AB, Class C	192	3,246
Skanska AB, Class B	401	8,807
Telefonaktiebolaget LM Ericsson, Class B	3,238	24,960
Telia Co. AB	2,986	13,993

		83,323

Switzerland — 2.6%
Swiss Prime Site AG	80	6,857
Swiss Re AG	349	31,354
Swisscom AG	29	13,818
Zurich Insurance Group AG	162	39,196

		91,225

Taiwan — 5.2%
Advanced Semiconductor Engineering, Inc.	7,091	8,023
Asia Cement Corp.	3,914	2,982
Asustek Computer, Inc.	784	6,731
Cathay Financial Holding Co. Ltd.	8,580	9,919
Cheng Shin Rubber Industry Co. Ltd.	2,208	4,536
Chicony Electronics Co. Ltd.	588	1,417
Chunghwa Telecom Co. Ltd.	4,311	14,541
CTBC Financial Holding Co. Ltd.	16,326	8,560
Delta Electronics, Inc.	2,160	9,935
Far EasTone Telecommunications Co. Ltd.	1,917	4,414
First Financial Holding Co. Ltd.	9,265	4,688
Fubon Financial Holding Co. Ltd.	6,895	8,140
Hon Hai Precision Industry Co. Ltd.	15,446	37,937
Inventec Corp.	2,692	1,791
MediaTek, Inc.	1,681	11,340
Merida Industry Co. Ltd.	289	1,219
Nanya Technology Corp.	900	1,096
Novatek Microelectronics Corp.	683	2,272
Phison Electronics Corp.	174	1,430

	Number of Shares	Value
Taiwan (Continued)
Quanta Computer, Inc.	3,082	$5,481
Realtek Semiconductor Corp.	500	1,355
Ruentex Development Co. Ltd.	681	788
Ruentex Industries Ltd.	721	1,060
Siliconware Precision Industries Co. Ltd.	2,426	3,943
Simplo Technology Co. Ltd.	318	1,068
Synnex Technology International Corp.	1,598	1,588
Taiwan Cement Corp.	4,712	4,342
Taiwan Fertilizer Co. Ltd.	1,438	1,894
Taiwan Mobile Co. Ltd.	1,967	6,725
Teco Electric & Machinery Co. Ltd.	2,580	2,069
Transcend Information, Inc.	237	677
Vanguard International Semiconductor Corp.	992	1,627
WPG Holdings Ltd.	1,590	1,748
Yuanta Financial Holding Co. Ltd.	4,795	1,617
Zhen Ding Technology Holding Ltd.	519	977

		177,930

Thailand — 0.5%
Krung Thai Bank PCL, NVDR	15,900	7,611
Siam Commercial Bank PCL, NVDR	2,600	9,752

		17,363

Turkey — 0.3%
Eregli Demir ve Celik Fabrikalari TAS	1,243	1,735
TAV Havalimanlari Holding AS	87	446
Tupras Turkiye Petrol Rafinerileri AS	366	8,257

		10,438

United Arab Emirates — 0.5%
Abu Dhabi Commercial Bank PJSC	2,304	3,739
Dubai Islamic Bank PJSC	1,168	1,622
Emirates Telecommunications Group Co. PJSC	1,539	7,416
First Gulf Bank PJSC	1,278	4,123

		16,900

United Kingdom — 27.7%
Aberdeen Asset Management PLC (b)	1,021	4,127
Admiral Group PLC	229	6,527
AstraZeneca PLC	1,385	80,800
BAE Systems PLC	3,532	24,739
Berkeley Group Holdings PLC	146	6,925
British American Tobacco PLC	2,036	123,793
Centrica PLC	6,040	17,829
Direct Line Insurance Group PLC	1,518	8,251
G4S PLC	1,661	4,496
GlaxoSmithKline PLC	5,342	111,801
HSBC Holdings PLC	21,691	139,818
ICAP PLC	624	3,904
IMI PLC	302	4,396
Imperial Brands PLC	1,048	57,087
Inmarsat PLC	523	5,450
ITV PLC	4,026	12,525
Legal & General Group PLC	6,421	22,264
Marks & Spencer Group PLC	1,759	9,673

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
United Kingdom (Continued)
National Grid PLC	4,166	$60,761
Old Mutual PLC	5,366	13,842
Pearson PLC	929	11,282
Persimmon PLC	331	10,077
Provident Financial PLC	166	7,001
Rio Tinto Ltd.	472	15,246
Rio Tinto PLC	1,374	38,657
Rolls-Royce Holdings PLC — Entitlement*	133,409	193
Severn Trent PLC	256	8,498
Smiths Group PLC	444	7,215
SSE PLC	1,115	24,741
Standard Life PLC	2,135	10,486
Tate & Lyle PLC	501	4,561
Vodafone Group PLC	29,393	98,276

		955,241

TOTAL COMMON STOCKS (Cost $3,600,462)		3,416,386

	Number of Shares	Value
PREFERRED STOCKS — 0.2%
South Korea — 0.2%
Hyundai Motor Co.	34	$2,827
Hyundai Motor Co. — 2nd Preferred	50	4,405

		7,232

TOTAL PREFERRED STOCKS (Cost $7,236)		7,232

RIGHTS — 0.0%
United Arab Emirates — 0.0%
Dubai Islamic Bank PJSC*, expires 7/31/16 (Cost $0)	311	158

SECURITIES LENDING COLLATERAL — 1.4%
Daily Assets Fund “Capital Shares”, 0.48% (d)(e) (Cost $49,313)	49,313	49,313

TOTAL INVESTMENTS — 100.8% (Cost $3,657,011)†		$3,473,089
Other assets and liabilities, net — (0.8%)		(28,535)

NET ASSETS — 100.0%		$3,444,554

*	Non-income producing security.
†	The cost for federal income tax purposes was $3,665,230. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $192,141. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $73,633 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $265,774.
(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $32,870, which is 1.0% of net assets.
(c)	Company declared its annual dividend during the 12-month period ended May 31, 2016, the scheduled payment date was subsequent to May 31, 2016.
(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interest
FDR:	Fiduciary Depositary Receipt
GDR:	Global Depositary Receipt
NVDR:	Non Voting Depositary Receipt
PJSC:	Private Joint Stock Company

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
RBC Capital Markets	6/2/2016	AED	47,000	USD	12,794	$(2)
The Bank of New York Mellon	6/2/2016	AED	1,200	USD	327	0
The Bank of New York Mellon	6/2/2016	AED	16,900	USD	4,600	(1)
Bank of Montreal	6/2/2016	AUD	219,397	USD	167,220	8,650
RBC Capital Markets	6/2/2016	AUD	29,000	USD	22,104	1,144
RBC Capital Markets	6/2/2016	AUD	24,000	USD	18,293	947
State Street Bank & Trust Co.	6/2/2016	AUD	73,000	USD	55,640	2,879
Bank of Montreal	6/2/2016	CHF	68,500	USD	71,553	2,639

See Notes to Financial Statements.	41

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	CHF	300	USD	302	$0
RBC Capital Markets	6/2/2016	CHF	8,000	USD	8,356	308
State Street Bank & Trust Co.	6/2/2016	CHF	21,500	USD	22,459	829
The Bank of New York Mellon	6/2/2016	CHF	600	USD	619	15
The Bank of New York Mellon	6/2/2016	CZK	429,600	USD	18,202	513
Bank of Montreal	6/2/2016	DKK	21,500	USD	3,311	95
State Street Bank & Trust Co.	6/2/2016	DKK	16,500	USD	2,541	73
Bank of Montreal	6/2/2016	EUR	10,300	USD	11,466	6
Bank of Montreal	6/2/2016	EUR	397,929	USD	456,151	13,397
RBC Capital Markets	6/2/2016	EUR	85,000	USD	97,436	2,862
RBC Capital Markets	6/2/2016	EUR	25,000	USD	28,657	841
RBC Capital Markets	6/2/2016	EUR	7,000	USD	8,013	224
State Street Bank & Trust Co.	6/2/2016	EUR	140,636	USD	161,214	4,736
The Bank of New York Mellon	6/2/2016	EUR	1,400	USD	1,587	29
Bank of Montreal	6/2/2016	GBP	507,061	USD	742,832	8,429
Bank of Montreal	6/2/2016	GBP	500	USD	728	4
RBC Capital Markets	6/2/2016	GBP	158,000	USD	231,467	2,627
RBC Capital Markets	6/2/2016	GBP	4,000	USD	5,849	56
RBC Capital Markets	6/2/2016	GBP	23,000	USD	33,696	383
State Street Bank & Trust Co.	6/2/2016	GBP	103,526	USD	151,664	1,722
The Bank of New York Mellon	6/2/2016	GBP	8,500	USD	12,365	54
The Bank of New York Mellon	6/2/2016	GBP	2,200	USD	3,168	(19)
RBC Capital Markets	6/2/2016	HKD	903,000	USD	116,439	234
The Bank of New York Mellon	6/2/2016	HKD	5,200	USD	670	1
The Bank of New York Mellon	6/2/2016	HKD	5,105,000	USD	658,270	1,319
Bank of Montreal	6/2/2016	HUF	1,801,000	USD	6,616	226
RBC Capital Markets	6/2/2016	HUF	62,400	USD	222	0
RBC Capital Markets	6/2/2016	HUF	1,316,000	USD	4,834	165
State Street Bank & Trust Co.	6/2/2016	HUF	468,000	USD	1,719	59
Bank of Montreal	6/2/2016	NOK	292,700	USD	36,344	1,355
RBC Capital Markets	6/2/2016	NOK	89,000	USD	11,051	412
State Street Bank & Trust Co.	6/2/2016	NOK	67,500	USD	8,381	313
The Bank of New York Mellon	6/2/2016	NOK	20,400	USD	2,533	94
Bank of Montreal	6/2/2016	NZD	7,500	USD	5,236	161
State Street Bank & Trust Co.	6/2/2016	NZD	2,500	USD	1,745	54
The Bank of New York Mellon	6/2/2016	PLN	103,700	USD	27,130	834
The Bank of New York Mellon	6/2/2016	PLN	4,300	USD	1,106	16
The Bank of New York Mellon	6/2/2016	PLN	5,400	USD	1,413	44
RBC Capital Markets	6/2/2016	SEK	178,000	USD	22,210	871
The Bank of New York Mellon	6/2/2016	SEK	973,900	USD	121,522	4,766
The Bank of New York Mellon	6/2/2016	TRY	48,800	USD	17,319	788
The Bank of New York Mellon	6/2/2016	TRY	1,000	USD	354	15
Bank of Montreal	6/2/2016	USD	139,020	AUD	191,897	(326)
Bank of Montreal	6/2/2016	USD	20,960	AUD	27,500	(1,084)
Bank of Montreal	6/2/2016	USD	10,655	CHF	10,200	(393)
Bank of Montreal	6/2/2016	USD	58,640	CHF	58,300	12
Bank of Montreal	6/2/2016	USD	2,649	DKK	17,700	(1)
Bank of Montreal	6/2/2016	USD	585	DKK	3,800	(17)
Bank of Montreal	6/2/2016	USD	89,527	EUR	78,100	(2,629)
Bank of Montreal	6/2/2016	USD	356,050	EUR	319,829	(194)
Bank of Montreal	6/2/2016	USD	738,027	GBP	507,061	(3,625)
Bank of Montreal	6/2/2016	USD	6,846	HUF	1,863,400	(234)
Bank of Montreal	6/2/2016	USD	34,999	NOK	292,700	(10)
Bank of Montreal	6/2/2016	USD	4,817	NZD	6,900	(148)
Bank of Montreal	6/2/2016	USD	406	NZD	600	0
RBC Capital Markets	6/2/2016	USD	12,796	AED	47,000	(1)

See Notes to Financial Statements.	42

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
RBC Capital Markets	6/2/2016	USD	38,396	AUD	53,000	$(90)
RBC Capital Markets	6/2/2016	USD	8,047	CHF	8,000	2
RBC Capital Markets	6/2/2016	USD	130,250	EUR	117,000	(71)
RBC Capital Markets	6/2/2016	USD	269,268	GBP	185,000	(1,322)
RBC Capital Markets	6/2/2016	USD	108,134	HKD	840,000	(36)
RBC Capital Markets	6/2/2016	USD	8,123	HKD	63,000	(16)
RBC Capital Markets	6/2/2016	USD	4,672	HUF	1,316,000	(2)
RBC Capital Markets	6/2/2016	USD	10,642	NOK	89,000	(3)
RBC Capital Markets	6/2/2016	USD	16,760	SEK	140,000	24
RBC Capital Markets	6/2/2016	USD	4,742	SEK	38,000	(186)
State Street Bank & Trust Co.	6/2/2016	USD	52,885	AUD	73,000	(124)
State Street Bank & Trust Co.	6/2/2016	USD	21,625	CHF	21,500	4
State Street Bank & Trust Co.	6/2/2016	USD	2,469	DKK	16,500	(1)
State Street Bank & Trust Co.	6/2/2016	USD	156,564	EUR	140,636	(85)
State Street Bank & Trust Co.	6/2/2016	USD	38,507	GBP	26,285	(437)
State Street Bank & Trust Co.	6/2/2016	USD	112,424	GBP	77,241	(552)
State Street Bank & Trust Co.	6/2/2016	USD	1,661	HUF	468,000	(1)
State Street Bank & Trust Co.	6/2/2016	USD	8,071	NOK	67,500	(2)
State Street Bank & Trust Co.	6/2/2016	USD	1,691	NZD	2,500	0
The Bank of New York Mellon	6/2/2016	USD	1,715	AED	6,300	0
The Bank of New York Mellon	6/2/2016	USD	3,213	AED	11,800	0
The Bank of New York Mellon	6/2/2016	USD	945	CHF	900	(40)
The Bank of New York Mellon	6/2/2016	USD	5,998	CZK	145,600	(3)
The Bank of New York Mellon	6/2/2016	USD	6,016	CZK	142,000	(169)
The Bank of New York Mellon	6/2/2016	USD	6,016	CZK	142,000	(169)
The Bank of New York Mellon	6/2/2016	USD	6,915	EUR	6,000	(239)
The Bank of New York Mellon	6/2/2016	USD	6,520	EUR	5,700	(177)
The Bank of New York Mellon	6/2/2016	USD	16,238	GBP	11,200	(16)
The Bank of New York Mellon	6/2/2016	USD	292,643	HKD	2,269,500	(586)
The Bank of New York Mellon	6/2/2016	USD	174,529	HKD	1,353,500	(350)
The Bank of New York Mellon	6/2/2016	USD	191,448	HKD	1,487,200	(64)
The Bank of New York Mellon	6/2/2016	USD	2,439	NOK	20,400	(1)
The Bank of New York Mellon	6/2/2016	USD	9,941	PLN	38,000	(306)
The Bank of New York Mellon	6/2/2016	USD	9,482	PLN	37,400	1
The Bank of New York Mellon	6/2/2016	USD	9,941	PLN	38,000	(306)
The Bank of New York Mellon	6/2/2016	USD	22,772	SEK	182,500	(893)
The Bank of New York Mellon	6/2/2016	USD	75,767	SEK	632,900	108
The Bank of New York Mellon	6/2/2016	USD	19,777	SEK	158,500	(776)
The Bank of New York Mellon	6/2/2016	USD	6,211	TRY	17,500	(283)
The Bank of New York Mellon	6/2/2016	USD	6,211	TRY	17,500	(283)
The Bank of New York Mellon	6/2/2016	USD	5,013	TRY	14,800	1
RBC Capital Markets	6/3/2016	BRL	19,000	USD	5,434	181
The Bank of New York Mellon	6/3/2016	BRL	146,548	USD	42,003	1,486
The Bank of New York Mellon	6/3/2016	BRL	2,034	USD	582	20
Bank of Montreal	6/3/2016	CAD	7,700	USD	5,886	14
Bank of Montreal	6/3/2016	CAD	237,729	USD	189,793	8,508
RBC Capital Markets	6/3/2016	CAD	9,000	USD	7,185	322
RBC Capital Markets	6/3/2016	CAD	120,000	USD	95,803	4,295
State Street Bank & Trust Co.	6/3/2016	CAD	95,160	USD	75,971	3,405
Bank of Montreal	6/3/2016	CLP	122,000	USD	185	9
RBC Capital Markets	6/3/2016	CLP	7,364,000	USD	11,137	512
State Street Bank & Trust Co.	6/3/2016	CLP	122,000	USD	184	8
Bank of Montreal	6/3/2016	IDR	7,257,500	USD	548	17
RBC Capital Markets	6/3/2016	IDR	57,515,000	USD	4,337	130
State Street Bank & Trust Co.	6/3/2016	IDR	7,257,500	USD	548	17
Bank of Montreal	6/3/2016	JPY	6,419,400	USD	60,032	2,054

See Notes to Financial Statements.	43

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
RBC Capital Markets	6/3/2016	JPY	1,631,000	USD	15,253	$522
Bank of Montreal	6/3/2016	KRW	13,816,000	USD	11,605	13
RBC Capital Markets	6/3/2016	KRW	5,238,000	USD	4,584	189
State Street Bank & Trust Co.	6/3/2016	KRW	23,368,000	USD	20,450	844
Bank of Montreal	6/3/2016	MXN	82,000	USD	4,772	331
State Street Bank & Trust Co.	6/3/2016	MXN	16,000	USD	931	65
Bank of Montreal	6/3/2016	MYR	26,500	USD	6,776	359
RBC Capital Markets	6/3/2016	MYR	103,000	USD	26,349	1,410
State Street Bank & Trust Co.	6/3/2016	MYR	26,500	USD	6,777	361
State Street Bank & Trust Co.	6/3/2016	RUB	2,573,002	USD	39,512	959
The Bank of New York Mellon	6/3/2016	RUB	1,054,000	USD	16,126	334
The Bank of New York Mellon	6/3/2016	RUB	32,590	USD	492	4
Bank of Montreal	6/3/2016	SGD	44,400	USD	33,007	767
RBC Capital Markets	6/3/2016	SGD	38,000	USD	28,249	656
State Street Bank & Trust Co.	6/3/2016	SGD	1,500	USD	1,115	26
The Bank of New York Mellon	6/3/2016	SGD	3,600	USD	2,649	35
The Bank of New York Mellon	6/3/2016	SGD	4,650	USD	3,457	80
Bank of Montreal	6/3/2016	THB	59,000	USD	1,689	38
State Street Bank & Trust Co.	6/3/2016	THB	59,000	USD	1,690	38
The Bank of New York Mellon	6/3/2016	THB	735,000	USD	21,026	453
Bank of Montreal	6/3/2016	TWD	1,833,200	USD	56,545	330
RBC Capital Markets	6/3/2016	TWD	1,385,000	USD	42,944	473
State Street Bank & Trust Co.	6/3/2016	TWD	5,607,840	USD	173,967	2,002
Bank of Montreal	6/3/2016	USD	181,734	CAD	237,729	(449)
Bank of Montreal	6/3/2016	USD	177	CLP	122,000	(1)
Bank of Montreal	6/3/2016	USD	532	IDR	7,257,500	(1)
Bank of Montreal	6/3/2016	USD	20,523	JPY	2,276,000	33
Bank of Montreal	6/3/2016	USD	13,344	JPY	1,426,900	(457)
Bank of Montreal	6/3/2016	USD	25,404	JPY	2,716,500	(869)
Bank of Montreal	6/3/2016	USD	12,092	KRW	13,816,000	(500)
Bank of Montreal	6/3/2016	USD	3,687	MXN	67,900	(9)
Bank of Montreal	6/3/2016	USD	821	MXN	14,100	(57)
Bank of Montreal	6/3/2016	USD	6,446	MYR	26,500	(30)
Bank of Montreal	6/3/2016	USD	32,251	SGD	44,400	(11)
Bank of Montreal	6/3/2016	USD	1,652	THB	59,000	0
Bank of Montreal	6/3/2016	USD	56,842	TWD	1,833,200	(627)
Bank of Montreal	6/3/2016	USD	29,277	ZAR	460,550	8
Bank of Montreal	6/3/2016	USD	15,570	ZAR	222,150	(1,444)
RBC Capital Markets	6/3/2016	USD	5,273	BRL	19,000	(19)
RBC Capital Markets	6/3/2016	USD	98,615	CAD	129,000	(243)
RBC Capital Markets	6/3/2016	USD	10,678	CLP	7,364,000	(53)
RBC Capital Markets	6/3/2016	USD	4,223	IDR	57,515,000	(16)
RBC Capital Markets	6/3/2016	USD	10,351	JPY	1,148,000	17
RBC Capital Markets	6/3/2016	USD	4,517	JPY	483,000	(155)
RBC Capital Markets	6/3/2016	USD	4,403	KRW	5,238,000	(9)
RBC Capital Markets	6/3/2016	USD	25,087	MYR	103,000	(147)
RBC Capital Markets	6/3/2016	USD	27,602	SGD	38,000	(9)
RBC Capital Markets	6/3/2016	USD	31,031	TWD	1,011,000	(29)
RBC Capital Markets	6/3/2016	USD	11,596	TWD	374,000	(128)
RBC Capital Markets	6/3/2016	USD	28,415	ZAR	447,000	8
State Street Bank & Trust Co.	6/3/2016	USD	15,328	CAD	19,200	(687)
State Street Bank & Trust Co.	6/3/2016	USD	58,068	CAD	75,960	(143)
State Street Bank & Trust Co.	6/3/2016	USD	177	CLP	122,000	(1)
State Street Bank & Trust Co.	6/3/2016	USD	533	IDR	7,257,500	(2)
State Street Bank & Trust Co.	6/3/2016	USD	19,645	KRW	23,368,000	(38)
State Street Bank & Trust Co.	6/3/2016	USD	869	MXN	16,000	(3)

See Notes to Financial Statements.	44

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	6/3/2016	USD	6,449	MYR	26,500	$(33)
State Street Bank & Trust Co.	6/3/2016	USD	38,915	RUB	2,573,002	(362)
State Street Bank & Trust Co.	6/3/2016	USD	1,090	SGD	1,500	0
State Street Bank & Trust Co.	6/3/2016	USD	1,654	THB	59,000	(2)
State Street Bank & Trust Co.	6/3/2016	USD	172,125	TWD	5,607,840	(160)
State Street Bank & Trust Co.	6/3/2016	USD	21,550	ZAR	339,000	6
The Bank of New York Mellon	6/3/2016	USD	41,261	BRL	148,581	(182)
The Bank of New York Mellon	6/3/2016	USD	1,939	CAD	2,500	(33)
The Bank of New York Mellon	6/3/2016	USD	4,100	CAD	5,200	(135)
The Bank of New York Mellon	6/3/2016	USD	16,694	RUB	1,086,590	(413)
The Bank of New York Mellon	6/3/2016	USD	5,992	SGD	8,250	(2)
The Bank of New York Mellon	6/3/2016	USD	20,573	THB	735,000	0
The Bank of New York Mellon	6/3/2016	USD	515	ZAR	8,100	0
Bank of Montreal	6/3/2016	ZAR	682,700	USD	47,849	4,439
RBC Capital Markets	6/3/2016	ZAR	447,000	USD	31,331	2,908
State Street Bank & Trust Co.	6/3/2016	ZAR	339,000	USD	23,762	2,206
The Bank of New York Mellon	6/3/2016	ZAR	8,100	USD	513	(2)
The Bank of New York Mellon	6/6/2016	QAR	12,800	USD	3,516	1
The Bank of New York Mellon	6/6/2016	QAR	4,900	USD	1,345	0
The Bank of New York Mellon	6/6/2016	QAR	32,050	USD	8,797	(6)
The Bank of New York Mellon	6/6/2016	QAR	1,500	USD	412	0
The Bank of New York Mellon	6/6/2016	USD	14,076	QAR	51,250	0
Bank of Montreal	7/5/2016	AUD	191,897	USD	138,847	343
RBC Capital Markets	7/5/2016	AUD	53,000	USD	38,349	96
State Street Bank & Trust Co.	7/5/2016	AUD	73,000	USD	52,821	132
Bank of Montreal	7/5/2016	CHF	58,300	USD	58,729	(23)
RBC Capital Markets	7/5/2016	CHF	5,000	USD	5,037	(2)
RBC Capital Markets	7/5/2016	CHF	8,000	USD	8,059	(3)
State Street Bank & Trust Co.	7/5/2016	CHF	21,500	USD	21,659	(8)
Bank of Montreal	7/5/2016	DKK	17,700	USD	2,652	1
State Street Bank & Trust Co.	7/5/2016	DKK	16,500	USD	2,472	1
Bank of Montreal	7/5/2016	EUR	319,829	USD	356,452	125
RBC Capital Markets	7/5/2016	EUR	117,000	USD	130,397	45
State Street Bank & Trust Co.	7/5/2016	EUR	140,636	USD	156,743	58
Bank of Montreal	7/5/2016	GBP	507,061	USD	738,182	3,581
RBC Capital Markets	7/5/2016	GBP	185,000	USD	269,325	1,307
State Street Bank & Trust Co.	7/5/2016	GBP	77,241	USD	112,449	547
RBC Capital Markets	7/5/2016	HKD	840,000	USD	108,182	29
The Bank of New York Mellon	7/5/2016	HKD	1,487,200	USD	191,532	49
RBC Capital Markets	7/5/2016	HUF	1,316,000	USD	4,669	2
State Street Bank & Trust Co.	7/5/2016	HUF	468,000	USD	1,661	1
Bank of Montreal	7/5/2016	JPY	2,276,000	USD	20,545	(35)
RBC Capital Markets	7/5/2016	JPY	1,148,000	USD	10,363	(18)
Bank of Montreal	7/5/2016	MXN	67,900	USD	3,674	10
State Street Bank & Trust Co.	7/5/2016	MXN	16,000	USD	866	3
Bank of Montreal	7/5/2016	NOK	292,700	USD	34,995	10
RBC Capital Markets	7/5/2016	NOK	89,000	USD	10,641	3
State Street Bank & Trust Co.	7/5/2016	NOK	67,500	USD	8,070	2
The Bank of New York Mellon	7/5/2016	NOK	20,400	USD	2,439	1
Bank of Montreal	7/5/2016	NZD	600	USD	405	0
State Street Bank & Trust Co.	7/5/2016	NZD	2,500	USD	1,688	0
The Bank of New York Mellon	7/5/2016	PLN	37,400	USD	9,474	(1)
RBC Capital Markets	7/5/2016	SEK	140,000	USD	16,782	(27)
The Bank of New York Mellon	7/5/2016	SEK	632,900	USD	75,868	(123)
Bank of Montreal	7/5/2016	SGD	44,400	USD	32,231	9
RBC Capital Markets	7/5/2016	SGD	38,000	USD	27,586	8

See Notes to Financial Statements.	45

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	7/5/2016	SGD	1,500	USD	1,089	$0
The Bank of New York Mellon	7/5/2016	SGD	8,250	USD	5,989	2
Bank of Montreal	7/5/2016	USD	302	CHF	300	0
Bank of Montreal	7/5/2016	USD	11,479	EUR	10,300	(4)
Bank of Montreal	7/5/2016	USD	728	GBP	500	(4)
RBC Capital Markets	7/5/2016	USD	10,031	EUR	9,000	(4)
RBC Capital Markets	7/5/2016	USD	5,806	GBP	4,000	(11)
RBC Capital Markets	7/5/2016	USD	26,206	GBP	18,000	(128)
RBC Capital Markets	7/5/2016	USD	8,501	HKD	66,000	(3)
RBC Capital Markets	7/5/2016	USD	221	HUF	62,400	0
Bank of Montreal	7/5/2016	ZAR	460,550	USD	29,088	5
RBC Capital Markets	7/5/2016	ZAR	447,000	USD	28,231	4
State Street Bank & Trust Co.	7/5/2016	ZAR	339,000	USD	21,411	4
The Bank of New York Mellon	7/5/2016	ZAR	8,100	USD	512	0
RBC Capital Markets	7/6/2016	BRL	19,000	USD	5,224	24
The Bank of New York Mellon	7/6/2016	BRL	148,581	USD	40,858	193
Bank of Montreal	7/6/2016	CAD	237,729	USD	181,736	453
RBC Capital Markets	7/6/2016	CAD	7,000	USD	5,351	13
RBC Capital Markets	7/6/2016	CAD	129,000	USD	98,616	246
State Street Bank & Trust Co.	7/6/2016	CAD	75,960	USD	58,068	144
Bank of Montreal	7/6/2016	CLP	122,000	USD	176	1
RBC Capital Markets	7/6/2016	CLP	7,364,000	USD	10,641	48
State Street Bank & Trust Co.	7/6/2016	CLP	122,000	USD	176	1
RBC Capital Markets	7/6/2016	KRW	5,238,000	USD	4,394	2
State Street Bank & Trust Co.	7/6/2016	KRW	23,368,000	USD	19,630	37
State Street Bank & Trust Co.	7/6/2016	RUB	2,573,002	USD	38,558	358
State Street Bank & Trust Co.	7/6/2016	RUB	1,064,960	USD	16,000	189
RBC Capital Markets	7/6/2016	TWD	1,011,000	USD	30,994	(30)
State Street Bank & Trust Co.	7/6/2016	TWD	5,607,840	USD	171,941	(147)
Bank of Montreal	7/6/2016	USD	5,886	CAD	7,700	(15)
Bank of Montreal	7/6/2016	USD	11,595	KRW	13,816,000	(11)
Bank of Montreal	7/6/2016	USD	56,510	TWD	1,833,200	(255)
RBC Capital Markets	7/6/2016	USD	4,399	BRL	16,000	(20)
The Bank of New York Mellon	7/6/2016	USD	488	RUB	32,590	(4)
The Bank of New York Mellon	7/7/2016	CZK	145,600	USD	6,002	0
Bank of Montreal	7/7/2016	THB	59,000	USD	1,651	1
State Street Bank & Trust Co.	7/7/2016	THB	59,000	USD	1,652	2
The Bank of New York Mellon	7/7/2016	THB	735,000	USD	20,556	(5)
Bank of Montreal	7/8/2016	MYR	26,500	USD	6,441	40
RBC Capital Markets	7/8/2016	MYR	103,000	USD	25,040	161
State Street Bank & Trust Co.	7/8/2016	MYR	26,500	USD	6,443	42
The Bank of New York Mellon	7/8/2016	TRY	14,800	USD	4,965	1
RBC Capital Markets	7/11/2016	AED	47,000	USD	12,794	0
The Bank of New York Mellon	7/11/2016	AED	11,800	USD	3,212	0
The Bank of New York Mellon	7/11/2016	QAR	51,250	USD	14,059	(6)
Bank of Montreal	7/12/2016	IDR	7,257,500	USD	530	3
RBC Capital Markets	7/12/2016	IDR	57,515,000	USD	4,190	11
State Street Bank & Trust Co.	7/12/2016	IDR	7,257,500	USD	530	3

Total net unrealized appreciation						$89,958

See Notes to Financial Statements.	46

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Currency Abbreviations

AED	Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won

MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

For information on the Fund’s policy and additional disclosures regarding forward foreign exchange currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$3,416,386	$—	$—	$3,416,386
Preferred Stocks	7,232	—	—	7,232
Rights	158	—	—	158
Short-Term Investments	49,313	—	—	49,313
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	114,585	—	114,585

Total	$3,473,089	$114,585	$—	$3,587,674

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Forward Foreign Currency Exchange Contracts	$—	$(24,627)	$—	$(24,627)

Total	$—	$(24,627)	$—	$(24,627)

(f)	See Schedule of investments for additional detailed categorizations.
(g)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	47

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.3%
Australia — 10.8%
ASX Ltd.	443	$14,251
Aurizon Holdings Ltd.	4,827	15,734
Australia & New Zealand Banking Group Ltd.	6,723	123,809
Bendigo and Adelaide Bank Ltd.	1,048	7,756
BHP Billiton PLC	4,873	58,086
Flight Centre Travel Group Ltd.	119	2,719
Harvey Norman Holdings Ltd.	1,185	3,905
Insurance Australia Group Ltd.	5,602	23,807
LendLease Group (a)	1,272	12,347
Platinum Asset Management Ltd. (b)	498	2,368
Suncorp Group Ltd.	2,970	27,863
Tatts Group Ltd.	3,374	9,608
Telstra Corp. Ltd.	9,868	39,869
Wesfarmers Ltd.	2,597	76,262
Woodside Petroleum Ltd.	1,707	33,804
Woolworths Ltd.	2,933	46,891

		499,079

Denmark — 0.1%
Tryg A/S	246	4,850

Finland — 2.8%
Elisa OYJ	329	12,534
Fortum OYJ (b)	1,022	15,328
Metso OYJ	239	5,614
Nokian Renkaat OYJ	254	8,967
Orion OYJ, Class B	227	8,145
Sampo OYJ, Class A	1,038	46,278
Stora Enso OYJ, Class R	1,270	10,888
UPM-Kymmene OYJ	1,234	23,739

		131,493

France — 13.8%
AXA SA	4,480	112,553
Bouygues SA	482	15,660
CNP Assurances	364	6,176
Edenred	473	8,763
Eutelsat Communications SA	406	8,095
Rexel SA	693	10,598
Sanofi	2,714	222,523
SCOR SE	382	12,772
Suez	754	12,672
Total SA (b)	4,749	230,777

		640,589

Germany — 14.2%
Allianz SE	1,059	172,855
Axel Springer SE	94	5,347
BASF SE	2,117	163,540
Bayerische Motoren Werke AG	770	65,018
Daimler AG	2,220	151,638
Muenchener Rueckversicherungs-Gesellschaft AG	391	73,457
ProSiebenSat.1 Media SE*(f)	504	25,338

		657,193

	Number of Shares	Value
Hong Kong — 4.3%
BOC Hong Kong (Holdings) Ltd.	8,528	$26,229
CLP Holdings Ltd.	3,939	37,156
Hang Lung Properties Ltd.	5,181	9,894
Hang Seng Bank Ltd.	1,760	31,233
HKT Trust and HKT Ltd. (a)	6,103	8,843
New World Development Co. Ltd.	12,817	12,107
NWS Holdings Ltd.	3,506	5,532
PCCW Ltd.	9,658	6,301
Power Assets Holdings Ltd.	3,197	31,000
Sino Land Co. Ltd.	7,044	10,787
Swire Pacific Ltd., Class A	1,245	13,426
Yue Yuen Industrial (Holdings) Ltd.	1,708	6,440

		198,948

Ireland — 0.3%
James Hardie Industries PLC CDI (c)	1,021	15,556

Italy — 1.8%
Atlantia SpA	959	25,865
Snam SpA	5,649	32,338
Terna Rete Elettrica Nazionale SpA	3,474	19,265
UnipolSai SpA (b)	2,371	4,740

		82,208

Japan — 1.7%
Aozora Bank Ltd.	2,730	9,295
Canon, Inc.	2,459	71,326

		80,621

Luxembourg — 0.4%
SES SA FDR	753	16,865

Macau — 0.4%
Sands China Ltd.	5,580	21,399

Netherlands — 0.2%
Koninklijke Boskalis Westminster NV	210	7,606

New Zealand — 0.6%
Contact Energy Ltd.	1,564	5,704
Fletcher Building Ltd.	1,588	9,616
Mighty River Power Ltd.	1,487	2,988
Spark New Zealand Ltd.	4,220	10,565

		28,873

Norway — 1.4%
Gjensidige Forsikring ASA	455	7,848
Statoil ASA	2,578	41,109
Yara International ASA (b)	413	14,895

		63,852

Portugal — 0.4%
EDP — Energias de Portugal SA	5,337	17,785

Singapore — 2.7%
Singapore Exchange Ltd.	1,850	10,411
Singapore Press Holdings Ltd. (b)	3,680	10,315
Singapore Technologies Engineering Ltd.	3,590	8,421
Singapore Telecommunications Ltd.	18,370	51,624

See Notes to Financial Statements.	48

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Singapore (Continued)
StarHub Ltd.	1,200	$3,076
United Overseas Bank Ltd.	2,990	39,560

		123,407

Spain — 1.7%
Abertis Infraestructuras SA	1,254	19,199
Enagas SA	526	15,766
Gas Natural SDG SA	811	16,053
Mapfre SA	2,290	5,804
Red Electrica Corp. SA	249	22,175

		78,997

Sweden — 2.3%
Industrivarden AB, Class C	348	5,883
Skanska AB, Class B	772	16,955
Telefonaktiebolaget LM Ericsson, Class B	7,016	54,083
Telia Co. AB	5,991	28,076

		104,997

Switzerland — 4.2%
Swiss Prime Site AG	164	14,057
Swiss Re AG	768	68,996
Swisscom AG	54	25,729
Zurich Insurance Group AG	349	84,441

		193,223

United Kingdom — 35.2%
Aberdeen Asset Management PLC (b)	2,120	8,570
Admiral Group PLC	487	13,881
AstraZeneca PLC	2,917	170,177
BAE Systems PLC	7,303	51,152
Berkeley Group Holdings PLC	300	14,230
British American Tobacco PLC	3,750	228,007
Centrica PLC	12,505	36,911
Direct Line Insurance Group PLC	3,174	17,253
G4S PLC	3,568	9,658
GlaxoSmithKline PLC	10,908	228,290
ICAP PLC	1,269	7,940
IMI PLC	620	9,025
Imperial Brands PLC	2,210	120,384
Inmarsat PLC	1,040	10,838

	Number of Shares	Value
United Kingdom (Continued)
ITV PLC	8,365	$26,024
Legal & General Group PLC	13,711	47,541
Marks & Spencer Group PLC	3,741	20,573
National Grid PLC	8,631	125,882
Old Mutual PLC	11,358	29,298
Pearson PLC	1,899	23,062
Persimmon PLC	713	21,707
Rio Tinto Ltd.	982	31,718
Rio Tinto PLC	2,851	80,211
Rolls-Royce Holdings PLC — Entitlement*	265,327	384
Severn Trent PLC	539	17,893
Smiths Group PLC	913	14,837
SSE PLC	2,324	51,567
Tate & Lyle PLC	1,074	9,776
Vodafone Group PLC	61,198	204,617

		1,631,406

TOTAL COMMON STOCKS (Cost $4,828,913)		4,598,947

PREFERRED STOCK — 0.2%
Germany — 0.2%
Bayerische Motoren Werke AG (Cost $9,564)	130	9,561

RIGHTS — 0.0%
Spain — 0.0%
Abertis Infraestructuras SA*, expires 6/30/16 (Cost $0)	1,054	808

SECURITIES LENDING COLLATERAL — 5.7%
Daily Assets Fund “Capital Shares”, 0.48% (d)(e) (Cost $264,645)	264,645	264,645

TOTAL INVESTMENTS — 105.2% (Cost $5,103,122)†		$4,873,961
Other assets and liabilities, net — (5.2%)		(242,145)

NET ASSETS — 100.0%		$4,631,816

*	Non-income producing security.
†	The cost for federal income tax purposes was $5,131,552. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $257,591. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $81,655 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $339,246.
(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $243,120, which is 5.2% of net assets.
(c)	Security is listed in country of domicile. Significant business activities of company are in Australia, New Zealand and the United States.
(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Company declared its annual dividend during the 12-month period ended May 31, 2016, the scheduled payment date was subsequent to May 31, 2016.

CDI:	Chess Depositary Interest
FDR:	Fiduciary Depositary Receipt

See Notes to Financial Statements.	49

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	AUD	222,235	USD	169,383	$8,762
RBC Capital Markets	6/2/2016	AUD	456,000	USD	347,562	17,987
RBC Capital Markets	6/2/2016	AUD	55,000	USD	41,922	2,171
The Bank of New York Mellon	6/2/2016	AUD	1,900	USD	1,386	13
The Bank of New York Mellon	6/2/2016	AUD	28,800	USD	21,951	1,136
Bank of Montreal	6/2/2016	CHF	48,000	USD	50,139	1,849
RBC Capital Markets	6/2/2016	CHF	5,000	USD	5,223	192
RBC Capital Markets	6/2/2016	CHF	120,000	USD	125,345	4,621
RBC Capital Markets	6/2/2016	CHF	1,900	USD	1,911	0
The Bank of New York Mellon	6/2/2016	CHF	1,700	USD	1,742	32
Bank of Montreal	6/2/2016	DKK	29,000	USD	4,466	128
RBC Capital Markets	6/2/2016	DKK	75,800	USD	11,674	335
The Bank of New York Mellon	6/2/2016	DKK	3,000	USD	462	13
Bank of Montreal	6/2/2016	EUR	315,215	USD	361,335	10,612
RBC Capital Markets	6/2/2016	EUR	879,000	USD	1,007,606	29,592
RBC Capital Markets	6/2/2016	EUR	26,200	USD	29,167	16
RBC Capital Markets	6/2/2016	EUR	15,000	USD	17,170	480
RBC Capital Markets	6/2/2016	EUR	53,000	USD	60,753	1,783
Bank of Montreal	6/2/2016	GBP	320,411	USD	469,395	5,326
RBC Capital Markets	6/2/2016	GBP	7,000	USD	10,189	50
RBC Capital Markets	6/2/2016	GBP	42,000	USD	61,531	700
RBC Capital Markets	6/2/2016	GBP	6,000	USD	8,774	84
RBC Capital Markets	6/2/2016	GBP	928,440	USD	1,360,144	15,436
The Bank of New York Mellon	6/2/2016	GBP	4,500	USD	6,481	(37)
The Bank of New York Mellon	6/2/2016	GBP	900	USD	1,296	(8)
Bank of Montreal	6/2/2016	HKD	382,000	USD	49,257	98
RBC Capital Markets	6/2/2016	HKD	1,089,000	USD	140,423	282
The Bank of New York Mellon	6/2/2016	HKD	10,100	USD	1,301	2
The Bank of New York Mellon	6/2/2016	HKD	76,500	USD	9,864	20
Bank of Montreal	6/2/2016	NOK	225,000	USD	27,938	1,042
RBC Capital Markets	6/2/2016	NOK	609,800	USD	75,717	2,823
Bank of Montreal	6/2/2016	NZD	5,000	USD	3,491	107
RBC Capital Markets	6/2/2016	NZD	16,000	USD	11,170	344
The Bank of New York Mellon	6/2/2016	NZD	2,000	USD	1,396	43
Bank of Montreal	6/2/2016	SEK	287,000	USD	35,809	1,403
RBC Capital Markets	6/2/2016	SEK	731,000	USD	91,212	3,576
The Bank of New York Mellon	6/2/2016	SEK	58,500	USD	7,300	286
Bank of Montreal	6/2/2016	USD	160,998	AUD	222,235	(377)
Bank of Montreal	6/2/2016	USD	48,280	CHF	48,000	10
Bank of Montreal	6/2/2016	USD	4,340	DKK	29,000	(2)
Bank of Montreal	6/2/2016	USD	350,914	EUR	315,215	(191)
Bank of Montreal	6/2/2016	USD	466,359	GBP	320,411	(2,290)
Bank of Montreal	6/2/2016	USD	49,175	HKD	382,000	(16)
Bank of Montreal	6/2/2016	USD	26,904	NOK	225,000	(8)
Bank of Montreal	6/2/2016	USD	3,383	NZD	5,000	0
Bank of Montreal	6/2/2016	USD	34,358	SEK	287,000	49
RBC Capital Markets	6/2/2016	USD	370,194	AUD	511,000	(868)
RBC Capital Markets	6/2/2016	USD	3,134	CHF	3,000	(116)
RBC Capital Markets	6/2/2016	USD	122,712	CHF	122,000	25
RBC Capital Markets	6/2/2016	USD	11,344	DKK	75,800	(5)
RBC Capital Markets	6/2/2016	USD	29,142	EUR	25,423	(856)
RBC Capital Markets	6/2/2016	USD	1,025,946	EUR	921,577	(558)
RBC Capital Markets	6/2/2016	USD	1,417,824	GBP	974,115	(6,963)
RBC Capital Markets	6/2/2016	USD	3,407	GBP	2,325	(39)
RBC Capital Markets	6/2/2016	USD	140,188	HKD	1,089,000	(47)
RBC Capital Markets	6/2/2016	USD	70,595	NOK	590,400	(21)

See Notes to Financial Statements.	50

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
RBC Capital Markets	6/2/2016	USD	2,409	NOK	19,400	$(90)
RBC Capital Markets	6/2/2016	USD	10,825	NZD	16,000	1
RBC Capital Markets	6/2/2016	USD	78,652	SEK	657,000	112
RBC Capital Markets	6/2/2016	USD	9,234	SEK	74,000	(363)
The Bank of New York Mellon	6/2/2016	USD	18,763	AUD	25,900	(44)
The Bank of New York Mellon	6/2/2016	USD	3,594	AUD	4,800	(125)
The Bank of New York Mellon	6/2/2016	USD	3,780	CHF	3,600	(158)
The Bank of New York Mellon	6/2/2016	USD	449	DKK	3,000	0
The Bank of New York Mellon	6/2/2016	USD	2,277	EUR	2,000	(51)
The Bank of New York Mellon	6/2/2016	USD	10,427	EUR	9,200	(190)
The Bank of New York Mellon	6/2/2016	USD	5,878	EUR	5,100	(203)
The Bank of New York Mellon	6/2/2016	USD	11,403	EUR	9,900	(388)
The Bank of New York Mellon	6/2/2016	USD	1,018	GBP	700	(4)
The Bank of New York Mellon	6/2/2016	USD	16,963	GBP	11,700	(17)
The Bank of New York Mellon	6/2/2016	USD	11,148	HKD	86,600	(4)
The Bank of New York Mellon	6/2/2016	USD	1,353	NZD	2,000	0
The Bank of New York Mellon	6/2/2016	USD	7,003	SEK	58,500	10
Bank of Montreal	6/3/2016	JPY	4,376,749	USD	40,930	1,401
RBC Capital Markets	6/3/2016	JPY	3,050,000	USD	28,523	976
Bank of Montreal	6/3/2016	SGD	37,000	USD	27,506	639
RBC Capital Markets	6/3/2016	SGD	104,000	USD	77,312	1,795
The Bank of New York Mellon	6/3/2016	SGD	45,400	USD	33,750	784
Bank of Montreal	6/3/2016	USD	39,438	JPY	4,373,749	64
Bank of Montreal	6/3/2016	USD	28	JPY	3,000	(1)
Bank of Montreal	6/3/2016	USD	26,876	SGD	37,000	(9)
RBC Capital Markets	6/3/2016	USD	23,380	JPY	2,593,000	39
RBC Capital Markets	6/3/2016	USD	4,274	JPY	457,000	(147)
RBC Capital Markets	6/3/2016	USD	75,542	SGD	104,000	(25)
The Bank of New York Mellon	6/3/2016	USD	32,976	SGD	45,400	(10)
Bank of Montreal	7/5/2016	AUD	222,235	USD	160,798	398
RBC Capital Markets	7/5/2016	AUD	12,000	USD	8,683	22
RBC Capital Markets	7/5/2016	AUD	511,000	USD	369,747	927
RBC Capital Markets	7/5/2016	AUD	7,000	USD	5,064	12
The Bank of New York Mellon	7/5/2016	AUD	25,900	USD	18,740	47
Bank of Montreal	7/5/2016	CHF	48,000	USD	48,353	(19)
RBC Capital Markets	7/5/2016	CHF	122,000	USD	122,898	(48)
RBC Capital Markets	7/5/2016	CHF	9,000	USD	9,066	(3)
Bank of Montreal	7/5/2016	DKK	29,000	USD	4,345	1
RBC Capital Markets	7/5/2016	DKK	75,800	USD	11,357	3
The Bank of New York Mellon	7/5/2016	DKK	3,000	USD	449	0
Bank of Montreal	7/5/2016	EUR	315,215	USD	351,309	123
RBC Capital Markets	7/5/2016	EUR	921,577	USD	1,027,098	355
Bank of Montreal	7/5/2016	GBP	320,411	USD	466,456	2,263
RBC Capital Markets	7/5/2016	GBP	974,115	USD	1,418,126	6,884
Bank of Montreal	7/5/2016	HKD	382,000	USD	49,196	12
RBC Capital Markets	7/5/2016	HKD	1,089,000	USD	140,251	37
The Bank of New York Mellon	7/5/2016	HKD	86,600	USD	11,153	3
Bank of Montreal	7/5/2016	JPY	4,373,749	USD	39,481	(68)
RBC Capital Markets	7/5/2016	JPY	2,593,000	USD	23,406	(41)
Bank of Montreal	7/5/2016	NOK	225,000	USD	26,901	8
RBC Capital Markets	7/5/2016	NOK	590,400	USD	70,589	21
Bank of Montreal	7/5/2016	NZD	5,000	USD	3,377	0
RBC Capital Markets	7/5/2016	NZD	16,000	USD	10,806	1
The Bank of New York Mellon	7/5/2016	NZD	2,000	USD	1,351	0
Bank of Montreal	7/5/2016	SEK	287,000	USD	34,403	(56)
RBC Capital Markets	7/5/2016	SEK	657,000	USD	78,757	(128)
The Bank of New York Mellon	7/5/2016	SEK	58,500	USD	7,013	(11)

See Notes to Financial Statements.	51

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	7/5/2016	SGD	37,000	USD	26,859	$7
RBC Capital Markets	7/5/2016	SGD	104,000	USD	75,498	23
The Bank of New York Mellon	7/5/2016	SGD	45,400	USD	32,958	10
RBC Capital Markets	7/5/2016	USD	1,914	CHF	1,900	1
RBC Capital Markets	7/5/2016	USD	18,948	EUR	17,000	(8)
RBC Capital Markets	7/5/2016	USD	29,200	EUR	26,200	(10)
RBC Capital Markets	7/5/2016	USD	36,397	GBP	25,000	(178)
RBC Capital Markets	7/5/2016	USD	10,191	GBP	7,000	(49)
RBC Capital Markets	7/5/2016	USD	8,709	GBP	6,000	(16)

Total net unrealized appreciation						$113,541

Currency Abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign exchange currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (g)	$4,598,947	$—	$—	$4,598,947
Preferred Stocks	9,561	—	—	9,561
Rights	808	—	—	808
Short-Term Investments	264,645	—	—	264,645
Derivatives (h)
Forward Foreign Currency Exchange Contracts	—	128,407	—	128,407

Total	$4,873,961	$128,407	$—	$5,002,368

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (h)
Forward Foreign Currency Exchange Contracts	$—	$(14,866)	$—	$(14,866)

Total	$—	$(14,866)	$—	$(14,866)

(g)	See Schedule of investments for additional detailed categorizations.
(h)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	52

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 98.9%
Brazil — 7.1%
Ambev SA	15,797	$83,540
BB Seguridade Participacoes SA	2,345	17,690
BM&FBovespa SA	5,490	24,187
CCR SA	3,248	13,707
CETIP SA — Mercados Organizados	498	5,856
Tractebel Energia SA	443	4,349
Transmissora Alianca de Energia Eletrica SA	354	1,847

		151,176

Chile — 0.7%
Banco de Chile	154,413	15,544

China — 25.0%
Agricultural Bank of China Ltd., Class H	78,709	28,766
Anhui Conch Cement Co. Ltd., Class H	4,475	10,826
Bank of China Ltd., Class H	253,108	102,927
China Construction Bank Corp., Class H	168,569	108,681
China Petroleum & Chemical Corp., Class H	88,798	60,564
China Vanke Co. Ltd., Class H	4,209	10,031
CNOOC Ltd.	63,430	75,750
Country Garden Holdings Co. Ltd. (a)	17,899	7,164
Industrial & Commercial Bank of China Ltd., Class H	201,177	106,663
Jiangsu Expressway Co. Ltd., Class H	4,737	6,486
Sino-Ocean Land Holdings Ltd.	9,531	3,864
Sinopec Engineering Group Co. Ltd., Class H	4,730	4,151
Zhejiang Expressway Co. Ltd., Class H	5,584	5,231

		531,104

Czech Republic — 0.7%
Komercni Banka AS	357	14,039

Hong Kong — 1.5%
China Everbright Ltd.	2,890	5,549
China Power International Development Ltd.	11,940	5,040
China Resources Power Holdings Co. Ltd.	6,838	10,735
Shimao Property Holdings Ltd.	3,984	5,045
Sun Art Retail Group Ltd.	7,377	4,642

		31,011

Hungary — 0.7%
MOL Hungarian Oil and Gas PLC	260	14,300

Indonesia — 1.2%
PT Indocement Tunggal Prakarsa Tbk	5,777	7,042
PT Indofood Sukses Makmur Tbk	10,737	5,443
PT Semen Indonesia Persero Tbk	9,842	6,484
PT United Tractors Tbk	6,299	6,548

		25,517

Malaysia — 4.1%
Alliance Financial Group Bhd	3,200	3,139
AMMB Holdings Bhd	5,000	5,219
Axiata Group Bhd	10,200	12,895

	Number of Shares	Value
Malaysia (Continued)
British American Tobacco Malaysia Bhd	400	$4,849
DiGi.Com Bhd	13,600	14,756
Malayan Banking Bhd	12,400	24,506
Maxis Bhd	6,300	8,392
MISC Bhd	2,900	5,422
Telekom Malaysia Bhd	4,800	7,824

		87,002

Mexico — 0.8%
Kimberly-Clark de Mexico SAB de CV, Class A	7,177	17,047

Philippines — 0.2%
Globe Telecom, Inc.	100	5,154

Poland — 2.4%
Bank Pekao SA	413	15,620
Polskie Gornictwo Naftowe i Gazownictwo SA	21,366	28,660
Powszechny Zaklad Ubezpieczen SA	998	7,901

		52,181

Qatar — 0.7%
Barwa Real Estate Co.	310	2,580
Masraf Al Rayan QSC	917	8,275
Qatar Electricity & Water Co. QSC	8	438
Qatar Islamic Bank SAQ	147	3,735

		15,028

Russia — 8.4%
Gazprom PAO, ADR	9,200	40,222
Lukoil PJSC, ADR	1,299	49,687
MegaFon PJSC, GDR	2,543	28,482
Rosneft Oil Co. OJSC, GDR	12,500	60,475

		178,866

South Africa — 13.1%
Barclays Africa Group Ltd.	1,399	12,992
Coronation Fund Managers Ltd.	775	3,347
FirstRand Ltd.	11,520	31,153
Foschini Group Ltd. (a)	702	6,253
Imperial Holdings Ltd.	494	4,401
Liberty Holdings Ltd.	388	2,939
Life Healthcare Group Holdings Ltd.	3,241	7,919
MMI Holdings Ltd.	2,624	3,757
MTN Group Ltd.	5,297	41,287
Nedbank Group Ltd.	735	8,278
RMB Holdings Ltd.	2,458	8,270
Sanlam Ltd.	4,749	18,804
Sasol Ltd.	2,005	60,853
SPAR Group Ltd.	554	7,132
Standard Bank Group Ltd.	4,296	33,898
Truworths International Ltd.	1,488	8,902
Tsogo Sun Holdings Ltd.	1,509	2,588
Vodacom Group Ltd. (a)	1,560	16,318

		279,091

See Notes to Financial Statements.	53

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
South Korea — 0.7%
SK Telecom Co. Ltd.	77	$14,343

Taiwan — 24.7%
Advanced Semiconductor Engineering, Inc.	21,736	24,593
Asia Cement Corp.	13,683	10,426
Asustek Computer, Inc.	2,457	21,095
Cathay Financial Holding Co. Ltd.	24,925	28,813
Cheng Shin Rubber Industry Co. Ltd.	6,501	13,356
Chicony Electronics Co. Ltd.	1,965	4,736
Chunghwa Telecom Co. Ltd.	12,868	43,403
CTBC Financial Holding Co. Ltd.	47,612	24,965
Delta Electronics, Inc.	6,251	28,751
Far EasTone Telecommunications Co. Ltd.	5,915	13,621
Fubon Financial Holding Co. Ltd.	19,536	23,063
Hon Hai Precision Industry Co. Ltd.	44,247	108,676
Hua Nan Financial Holdings Co. Ltd.	20,306	10,118
Inventec Corp.	8,913	5,930
MediaTek, Inc.	4,999	33,723
Merida Industry Co. Ltd.	873	3,681
Nanya Technology Corp.	2,300	2,800
Novatek Microelectronics Corp.	2,141	7,123
Phison Electronics Corp.	568	4,668
Quanta Computer, Inc.	9,503	16,901
Realtek Semiconductor Corp.	1,736	4,706
Ruentex Development Co. Ltd.	363	420
Ruentex Industries Ltd.	2,014	2,961
Siliconware Precision Industries Co. Ltd.	6,866	11,158
Simplo Technology Co. Ltd.	1,121	3,764
Synnex Technology International Corp.	5,380	5,345
Taiwan Cement Corp.	14,847	13,680
Taiwan Fertilizer Co. Ltd.	4,044	5,326
Taiwan Mobile Co. Ltd.	5,973	20,421
Teco Electric & Machinery Co. Ltd.	6,668	5,347
Transcend Information, Inc.	911	2,603
Vanguard International Semiconductor Corp.	3,164	5,190
WPG Holdings Ltd.	5,429	5,968
Yuanta Financial Holding Co. Ltd.	21,319	7,191
Zhen Ding Technology Holding Ltd.	1,195	2,250

		526,772

Thailand — 2.5%
Krung Thai Bank PCL, NVDR	45,200	21,635
Siam Commercial Bank PCL, NVDR	8,500	31,883

		53,518

	Number of Shares	Value
Turkey — 1.4%
Eregli Demir ve Celik Fabrikalari TAS	6,580	$9,183
TAV Havalimanlari Holding AS	653	3,349
Tofas Turk Otomobil Fabrikasi AS	629	4,717
Tupras Turkiye Petrol Rafinerileri AS	569	12,837

		30,086

United Arab Emirates — 3.0%
Abu Dhabi Commercial Bank PJSC	6,751	10,954
Aldar Properties PJSC	10,293	7,370
Dubai Islamic Bank PJSC	4,854	6,740
Emaar Malls Group PJSC	3,877	2,881
Emirates Telecommunications Group Co. PJSC	4,312	20,779
First Gulf Bank PJSC	4,613	14,882

		63,606

TOTAL COMMON STOCKS (Cost $2,364,155)		2,105,385

PREFERRED STOCKS — 0.9%
South Korea — 0.9%
Hyundai Motor Co.	84	6,985
Hyundai Motor Co. — 2nd Preferred	132	11,629

		18,614

TOTAL PREFERRED STOCKS (Cost $18,623)		18,614

RIGHTS — 0.0%
United Arab Emirates — 0.0%
Dubai Islamic Bank PJSC*, expires 7/31/16 (Cost $0)	1,213	615

SECURITIES LENDING COLLATERAL — 1.4%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $29,682)	29,682	29,682

TOTAL INVESTMENTS — 101.2% (Cost $2,412,460)†		$2,154,296
Other assets and liabilities, net — (1.2%)		(25,886)

NET ASSETS — 100.0%		$2,128,410

*	Non-income producing security.
†	The cost for federal income tax purposes was $2,423,947. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $269,651. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,091 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $311,742.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $27,799, which is 1.3% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

See Notes to Financial Statements.	54

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

ADR:	American Depositary Receipt
GDR:	Global Depositary Receipt
NVDR:	Non Voting Depositary Receipt
OJSC:	Open Joint Stock Company
PJSC:	Private Joint Stock Company

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
RBC Capital Markets	6/2/2016	AED	30,000	USD	8,166	$(1)
The Bank of New York Mellon	6/2/2016	AED	202,308	USD	55,072	(7)
RBC Capital Markets	6/2/2016	CZK	503,000	USD	21,311	600
The Bank of New York Mellon	6/2/2016	CZK	109,900	USD	4,656	131
RBC Capital Markets	6/2/2016	HKD	96,000	USD	12,378	24
RBC Capital Markets	6/2/2016	HKD	32,600	USD	4,197	1
RBC Capital Markets	6/2/2016	HKD	4,117,106	USD	530,889	1,068
RBC Capital Markets	6/2/2016	HUF	4,508,600	USD	16,563	565
RBC Capital Markets	6/2/2016	PLN	151,000	USD	39,503	1,213
RBC Capital Markets	6/2/2016	TRY	88,000	USD	31,230	1,421
RBC Capital Markets	6/2/2016	TRY	1,900	USD	644	0
RBC Capital Markets	6/2/2016	USD	8,168	AED	30,000	(1)
RBC Capital Markets	6/2/2016	USD	20,721	CZK	503,000	(10)
RBC Capital Markets	6/2/2016	USD	532,444	HKD	4,136,106	(178)
RBC Capital Markets	6/2/2016	USD	9,929	HKD	77,000	(20)
RBC Capital Markets	6/2/2016	USD	571	HUF	155,400	(20)
RBC Capital Markets	6/2/2016	USD	15,454	HUF	4,353,200	(8)
RBC Capital Markets	6/2/2016	USD	1,230	PLN	4,700	(38)
RBC Capital Markets	6/2/2016	USD	37,093	PLN	146,300	5
RBC Capital Markets	6/2/2016	USD	28,248	TRY	83,400	3
RBC Capital Markets	6/2/2016	USD	1,632	TRY	4,600	(74)
The Bank of New York Mellon	6/2/2016	USD	6,942	AED	25,500	1
The Bank of New York Mellon	6/2/2016	USD	681	AED	2,500	0
The Bank of New York Mellon	6/2/2016	USD	2,832	AED	10,400	0
The Bank of New York Mellon	6/2/2016	USD	44,626	AED	163,908	(2)
The Bank of New York Mellon	6/2/2016	USD	2,521	CZK	61,200	(1)
The Bank of New York Mellon	6/2/2016	USD	2,073	CZK	48,700	(68)
The Bank of New York Mellon	6/2/2016	USD	4,201	HKD	32,600	(6)
The Bank of New York Mellon	6/2/2016	USD	640	TRY	1,900	4
RBC Capital Markets	6/3/2016	BRL	7,000	USD	1,943	7
State Street Bank & Trust Co.	6/3/2016	BRL	28,085	USD	7,794	29
The Bank of New York Mellon	6/3/2016	BRL	587,854	USD	168,488	5,961
Bank of Montreal	6/3/2016	CLP	9,448,000	USD	14,312	680
Bank of Montreal	6/3/2016	IDR	330,191,000	USD	24,937	780
Bank of Montreal	6/3/2016	KRW	55,591,000	USD	48,653	2,011
RBC Capital Markets	6/3/2016	MXN	302,000	USD	17,575	1,218
The Bank of New York Mellon	6/3/2016	MXN	22,900	USD	1,333	93
Bank of Montreal	6/3/2016	MYR	529,425	USD	135,365	7,172
RBC Capital Markets	6/3/2016	MYR	43,000	USD	10,473	61
State Street Bank & Trust Co.	6/3/2016	RUB	1,484,810	USD	22,801	554
The Bank of New York Mellon	6/3/2016	RUB	8,740,119	USD	134,277	3,321
The Bank of New York Mellon	6/3/2016	RUB	947,000	USD	14,489	300
Bank of Montreal	6/3/2016	THB	3,566,043	USD	102,091	2,277
The Bank of New York Mellon	6/3/2016	THB	757,939	USD	21,215	0
Bank of Montreal	6/3/2016	TWD	10,604,880	USD	328,824	3,624
RBC Capital Markets	6/3/2016	TWD	1,257,800	USD	38,607	36
State Street Bank & Trust Co.	6/3/2016	TWD	6,223,713	USD	193,073	2,222
Bank of Montreal	6/3/2016	USD	13,676	CLP	9,448,000	(44)
Bank of Montreal	6/3/2016	USD	24,208	IDR	330,191,000	(50)

See Notes to Financial Statements.	55

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/3/2016	USD	46,696	KRW	55,591,000	$(54)
Bank of Montreal	6/3/2016	USD	128,783	MYR	529,425	(590)
Bank of Montreal	6/3/2016	USD	99,819	THB	3,566,043	(5)
Bank of Montreal	6/3/2016	USD	327,109	TWD	10,604,880	(1,909)
RBC Capital Markets	6/3/2016	USD	2,002	BRL	7,000	(67)
RBC Capital Markets	6/3/2016	USD	16,409	MXN	302,000	(52)
RBC Capital Markets	6/3/2016	USD	6,907	MYR	27,000	(370)
RBC Capital Markets	6/3/2016	USD	4,093	MYR	16,000	(219)
RBC Capital Markets	6/3/2016	USD	18,505	TWD	596,800	(204)
RBC Capital Markets	6/3/2016	USD	20,495	TWD	661,000	(226)
RBC Capital Markets	6/3/2016	USD	9,297	ZAR	132,639	(863)
RBC Capital Markets	6/3/2016	USD	306,134	ZAR	4,815,826	86
State Street Bank & Trust Co.	6/3/2016	USD	8,054	BRL	28,085	(289)
State Street Bank & Trust Co.	6/3/2016	USD	22,457	RUB	1,484,810	(209)
State Street Bank & Trust Co.	6/3/2016	USD	191,029	TWD	6,223,713	(178)
The Bank of New York Mellon	6/3/2016	USD	1,149	BRL	4,000	(43)
The Bank of New York Mellon	6/3/2016	USD	8,476	BRL	30,000	(181)
The Bank of New York Mellon	6/3/2016	USD	153,806	BRL	553,854	(679)
The Bank of New York Mellon	6/3/2016	USD	1,244	MXN	22,900	(4)
The Bank of New York Mellon	6/3/2016	USD	146,360	RUB	9,687,119	(1,214)
The Bank of New York Mellon	6/3/2016	USD	21,682	THB	757,939	(467)
The Bank of New York Mellon	6/3/2016	USD	1,096	ZAR	16,500	(47)
RBC Capital Markets	6/3/2016	ZAR	243,000	USD	17,031	1,580
RBC Capital Markets	6/3/2016	ZAR	16,500	USD	1,049	0
RBC Capital Markets	6/3/2016	ZAR	4,705,464	USD	329,817	30,614
The Bank of New York Mellon	6/6/2016	QAR	111,789	USD	30,683	(21)
The Bank of New York Mellon	6/6/2016	USD	30,703	QAR	111,789	0
RBC Capital Markets	7/5/2016	HKD	4,136,106	USD	532,683	141
RBC Capital Markets	7/5/2016	HUF	4,353,200	USD	15,446	7
RBC Capital Markets	7/5/2016	MXN	302,000	USD	16,351	55
The Bank of New York Mellon	7/5/2016	MXN	22,900	USD	1,240	4
RBC Capital Markets	7/5/2016	PLN	146,300	USD	37,061	(3)
RBC Capital Markets	7/5/2016	USD	4,199	HKD	32,600	(1)
RBC Capital Markets	7/5/2016	USD	21,639	HKD	168,000	(8)
RBC Capital Markets	7/5/2016	USD	19,458	ZAR	308,000	(9)
RBC Capital Markets	7/5/2016	USD	1,042	ZAR	16,500	0
RBC Capital Markets	7/5/2016	ZAR	4,815,826	USD	304,154	43
The Bank of New York Mellon	7/6/2016	BRL	553,854	USD	152,304	719
Bank of Montreal	7/6/2016	CLP	9,448,000	USD	13,632	43
Bank of Montreal	7/6/2016	KRW	55,591,000	USD	46,656	46
State Street Bank & Trust Co.	7/6/2016	RUB	1,484,810	USD	22,251	207
The Bank of New York Mellon	7/6/2016	RUB	9,687,119	USD	145,017	1,197
Bank of Montreal	7/6/2016	TWD	10,604,880	USD	326,908	1,476
State Street Bank & Trust Co.	7/6/2016	TWD	6,223,713	USD	190,824	(163)
RBC Capital Markets	7/6/2016	USD	1,925	BRL	7,000	(9)
RBC Capital Markets	7/6/2016	USD	38,560	TWD	1,257,800	38
RBC Capital Markets	7/6/2016	USD	9,688	TWD	316,000	10
State Street Bank & Trust Co.	7/6/2016	USD	7,719	BRL	28,085	(32)
The Bank of New York Mellon	7/6/2016	USD	12,113	RUB	805,000	(161)
RBC Capital Markets	7/7/2016	CZK	503,000	USD	20,740	6
The Bank of New York Mellon	7/7/2016	CZK	61,200	USD	2,523	0
Bank of Montreal	7/7/2016	THB	3,566,043	USD	99,819	62
The Bank of New York Mellon	7/7/2016	USD	21,197	THB	757,939	5
Bank of Montreal	7/8/2016	MYR	529,425	USD	128,682	803
RBC Capital Markets	7/8/2016	TRY	83,400	USD	27,979	10
RBC Capital Markets	7/8/2016	USD	10,454	MYR	43,000	(67)

See Notes to Financial Statements.	56

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
RBC Capital Markets	7/8/2016	USD	5,105	MYR	21,000	$(33)
RBC Capital Markets	7/8/2016	USD	637	TRY	1,900	0
RBC Capital Markets	7/11/2016	AED	30,000	USD	8,167	0
The Bank of New York Mellon	7/11/2016	AED	163,908	USD	44,619	0
The Bank of New York Mellon	7/11/2016	QAR	111,789	USD	30,667	(12)
Bank of Montreal	7/12/2016	IDR	330,191,000	USD	24,107	116

Total net unrealized appreciation						$63,733

Currency Abbreviations

AED	Arab Emirates Dirham
BRL	Brazilian Real
CLP	Chilean Peso
CZK	Czech Koruna
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso

MYR	Malaysian Ringgit
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish New Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$2,105,385	$—	$—	$2,105,385
Preferred Stocks	18,614	—	—	18,614
Rights	615	—	—	615
Short-Term Investments	29,682	—	—	29,682
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	72,650	—	72,650

Total	$2,154,296	$72,650	$—	$2,226,946

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Forward Foreign Currency Exchange Contracts	$—	$(8,917)	$—	$(8,917)

Total	$—	$(8,917)	$—	$(8,917)

(d)	See Schedule of Investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	57

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.2%
Belgium — 2.9%
Ageas	1,743	$70,505

Finland — 18.3%
Elisa OYJ	1,213	46,212
Fortum OYJ	3,843	57,639
Metso OYJ	961	22,572
Nokian Renkaat OYJ (a)	976	34,457
Orion OYJ, Class B	869	31,182
Sampo OYJ, Class A	2,671	119,083
Stora Enso OYJ, Class R	4,766	40,858
UPM-Kymmene OYJ	4,617	88,820

		440,823

France — 19.9%
AXA SA	4,998	125,567
Bouygues SA	1,792	58,221
CNP Assurances	1,462	24,807
Edenred	1,771	32,809
Eutelsat Communications SA	1,511	30,127
Rexel SA	2,573	39,350
SCOR SE	1,412	47,210
Total SA (a)	2,474	120,223

		478,314

Germany — 26.6%
Allianz SE	765	124,867
Axel Springer SE	378	21,500
Bayerische Motoren Werke AG	1,288	108,757
Daimler AG	1,816	124,042
Muenchener Rueckversicherungs-Gesellschaft AG	656	123,243
ProSiebenSat.1 Media SE*(d)	1,893	95,170
Volkswagen AG*(a)(d)	281	43,381

		640,960

Italy — 12.6%
Atlantia SpA	3,572	96,339
Snam SpA	20,276	116,071
Terna Rete Elettrica Nazionale SpA	13,040	72,312
UnipolSai SpA (a)	9,791	19,576

		304,298

	Number of Shares	Value
Luxembourg — 2.6%
SES SA FDR	2,824	$63,250

Netherlands — 1.1%
Koninklijke Boskalis Westminster NV	761	27,561

Portugal — 2.8%
EDP — Energias de Portugal SA	20,031	66,751

Spain — 12.4%
Abertis Infraestructuras SA	4,712	72,141
Enagas SA	1,962	58,810
Gas Natural SDG SA	3,030	59,976
Mapfre SA	9,178	23,262
Red Electrica Corp. SA	937	83,445

		297,634

TOTAL COMMON STOCKS (Cost $2,480,524)		2,390,096

PREFERRED STOCK — 0.7%
Germany — 0.7%
Bayerische Motoren Werke AG (Cost $17,565)	212	15,592

RIGHTS — 0.1%
Spain — 0.1%
Abertis Infraestructuras SA*, expires 6/30/16 (Cost $0)	4,421	3,389

SECURITIES LENDING COLLATERAL — 6.7%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $160,970)	160,970	160,970

TOTAL INVESTMENTS — 106.7% (Cost $2,659,059)†		$2,570,047
Other assets and liabilities, net — (6.7%)		(160,770)

NET ASSETS — 100.0%		$2,409,277

*	Non-income producing security.
†	The cost for federal income tax purposes was $2,668,364. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $98,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,283 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $151,600.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $152,081, which is 6.3% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Company declared its annual dividend during the 12-month period ended May 31, 2016, the scheduled payment date was subsequent to May 31, 2016.

FDR:	Fiduciary Depositary Receipt

See Notes to Financial Statements.	58

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (Continued)

May 31, 2016

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	EUR	598,942	USD	686,573	$20,164
RBC Capital Markets	6/2/2016	EUR	1,461,133	USD	1,674,911	49,190
RBC Capital Markets	6/2/2016	EUR	47,000	USD	53,875	1,581
RBC Capital Markets	6/2/2016	EUR	26,000	USD	29,761	833
The Bank of New York Mellon	6/2/2016	EUR	3,300	USD	3,803	132
The Bank of New York Mellon	6/2/2016	EUR	600	USD	683	15
Bank of Montreal	6/2/2016	USD	686,573	EUR	616,728	(374)
RBC Capital Markets	6/2/2016	USD	1,755,906	EUR	1,577,279	(956)
RBC Capital Markets	6/2/2016	USD	2,641	EUR	2,304	(77)
The Bank of New York Mellon	6/2/2016	USD	3,336	EUR	2,996	(2)
The Bank of New York Mellon	6/2/2016	USD	1,151	EUR	1,000	(38)
Bank of Montreal	7/5/2016	EUR	616,034	USD	686,573	240
RBC Capital Markets	7/5/2016	EUR	1,575,510	USD	1,755,906	606
The Bank of New York Mellon	7/5/2016	EUR	2,993	USD	3,336	1
RBC Capital Markets	7/5/2016	USD	32,322	EUR	29,000	(13)

Total net unrealized appreciation						$71,302

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$2,390,096	$—	$—	$2,390,096
Preferred Stocks	15,592	—	—	15,592
Rights	3,389	—	—	3,389
Short-Term Investments	160,970	—	—	160,970
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	72,762	—	72,762

Total	$2,570,047	$72,762	$—	$2,642,809

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Exchange Contracts	$—	$(1,460)	$—	$(1,460)

Total	$—	$(1,460)	$—	$(1,460)

(e)	See Schedule of investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	59

DBX ETF Trust

Statements of assets and liabilities

May 31, 2016

	Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF	Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF
Assets
Investments in non-affiliated securities at value	$5,746,381	$8,345,433	$4,564,779
Investment in Daily Assets Fund*	—	544,146	82,800
Cash	92,982	394,067	81,279
Deposit with broker for futures contracts	88,725	81,561	82,420
Receivables:
Investment securities sold	—	95,996	—
Interest	86,371	125,698	49,620
Securities lending income	—	458	20

Total Assets	$6,014,459	$9,587,359	$4,860,918

Liabilities
Payable upon return of securities loaned	$—	$544,146	$82,800
Unrealized depreciation on futures contracts	21,876	19,480	19,554
Payables:
Investment securities purchased	—	129,731	—
Investment advisory fees	2,538	3,350	1,006

Total Liabilities	24,414	696,707	103,360

Net Assets, at value	$5,990,045	$8,890,652	$4,757,558

Net Assets Consist of
Paid-in capital	$6,236,855	$9,927,222	$5,036,435
Undistributed net investment income	26,243	34,224	13,055
Accumulated net realized gain (loss) on investments and futures	(223,662)	(646,314)	(287,844)
Net unrealized appreciation (depreciation) on investments and futures	(49,391)	(424,480)	(4,088)

Net Assets, at value	$5,990,045	$8,890,652	$4,757,558

Number of Common Shares outstanding	250,001	400,001	200,001

Net Asset Value	$23.96	$22.23	$23.79

Investments in non-affiliated securities at cost	$5,773,896	$8,750,433	$4,549,313

Value of securities loaned	$—	$529,049	$79,730

Investment in Daily Assets Fund at cost*	$—	$544,146	$82,800

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	60

DBX ETF Trust

Statements of assets and liabilities (Continued)

May 31, 2016

	Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF
Assets
Investments in non-affiliated securities at value	$35,436,100	$3,423,776	$4,609,316
Investment in Daily Assets Fund*	—	49,313	264,645
Cash	803,383	538	595
Foreign currency at value	—	8,058	13,728
Unrealized appreciation on forward foreign currency exchange contracts	—	114,585	128,407
Receivables:
Investment securities sold	—	464,870	612,609
Dividends	—	12,222	18,073
Interest	443,399	—	—
Securities lending income	—	418	727
Foreign tax reclaim	—	4,030	2,982

Total Assets	$36,682,882	$4,077,810	$5,651,082

Liabilities
Payable upon return of securities loaned	$—	$49,313	$264,645
Unrealized depreciation on forward foreign currency exchange contracts	—	24,627	14,866
Payables:
Investment securities purchased	—	558,018	738,012
Investment advisory fees	8,719	1,298	1,743

Total Liabilities	8,719	633,256	1,019,266

Net Assets, at value	$36,674,163	$3,444,554	$4,631,816

Net Assets Consist of
Paid-in capital	$34,705,325	$3,667,980	$4,824,394
Undistributed net investment income	80,474	87,840	89,208
Accumulated net realized gain (loss) on investments and foreign currency transactions	(94,048)	(217,162)	(165,914)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,982,412	(94,104)	(115,872)

Net Assets, at value	$36,674,163	$3,444,554	$4,631,816

Number of Common Shares outstanding	1,350,001	150,001	200,001

Net Asset Value	$27.17	$22.96	$23.16

Investments in non-affiliated securities at cost	$33,453,688	$3,607,698	$4,838,477

Value of securities loaned	$—	$32,870	$243,120

Investment in Daily Assets Fund at cost*	$—	$49,313	$264,645

Foreign currency at cost	$—	$8,108	$13,810

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	61

DBX ETF Trust

Statements of assets and liabilities (Continued)

May 31, 2016

	Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF
Assets
Investments in non-affiliated securities at value	$2,124,614	$2,409,077
Investment in Daily Assets Fund*	29,682	160,970
Cash	1,066	818
Foreign currency at value	2,464	1,753
Unrealized appreciation on forward foreign currency exchange contracts	72,650	72,762
Receivables:
Investment securities sold	223,304	404,331
Dividends	3,486	1,395
Securities lending income	24	662
Foreign tax reclaim	291	4,221

Total Assets	$2,457,581	$3,055,989

Liabilities
Payable upon return of securities loaned	$29,682	$160,970
Unrealized depreciation on forward foreign currency exchange contracts	8,917	1,460
Payables:
Investment securities purchased	289,411	483,381
Investment advisory fees	1,161	901

Total Liabilities	329,171	646,712

Net Assets, at value	$2,128,410	$2,409,277

Net Assets Consist of
Paid-in capital	$2,507,967	$2,495,710
Undistributed net investment income	12,003	49,143
Accumulated net realized gain (loss) on investments and foreign currency transactions	(197,060)	(117,754)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(194,500)	(17,822)

Net Assets, at value	$2,128,410	$2,409,277

Number of Common Shares outstanding	100,001	100,001

Net Asset Value	$21.28	$24.09

Investments in non-affiliated securities at cost	$2,382,778	$2,498,089

Value of securities loaned	$27,799	$152,081

Investment in Daily Assets Fund at cost*	$29,682	$160,970

Foreign currency at cost	$2,475	$1,753

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	62

DBX ETF Trust

Statements of operations

For the Year Ended May 31, 2016

	Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF	Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF
Investment Income
Unaffiliated interest income	$295,514	$480,394	$155,272
Affiliated interest income	—	—	153
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	691	2,343	491

Total Investment Income	296,205	482,737	155,916

Expenses
Investment advisory fees	29,923	41,275	11,986

Total Expenses	29,923	41,275	11,986

Net Investment income (loss)	266,282	441,462	143,930

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	43,767	(326,293)	(119,567)
Investments in affiliates	—	—	(340)
In-kind redemptions	—	(99,279)	—
Futures contracts	(201,840)	(121,134)	(163,277)

Net realized gain (loss)	(158,073)	(546,706)	(283,184)
Net change in unrealized appreciation (depreciation) on:
Investments	(40,107)	(296,359)	129,632
Futures contracts	(112)	9,173	4,030

Net change in unrealized appreciation (depreciation)	(40,219)	(287,186)	133,662

Net realized and unrealized gain (loss) on investments and futures	(198,292)	(833,892)	(149,522)

Net increase (decrease) in Net Assets Resulting from Operations	$67,990	$(392,430)	$(5,592)

See Notes to Financial Statements.	63

DBX ETF Trust

Statements of operations (Continued)

For the Year Ended May 31, 2016

	Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF(1)	Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF(1)
Investment Income
Unaffiliated interest income	$836,316	$—	$—
Unaffiliated dividend income*	—	281,307	178,974
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	—	6,553	4,487

Total Investment Income	836,316	287,860	183,461

Expenses
Investment advisory fees	74,358	30,301	15,543

Total Expenses	74,358	30,301	15,543

Net Investment income (loss)	761,958	257,559	167,918

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(17,995)	(192,616)	(148,707)
In-kind redemptions	—	(52,328)	—
Foreign currency transactions	—	(33,732)	13,909

Net realized gain (loss)	(17,995)	(278,676)	(134,798)
Net change in unrealized appreciation (depreciation) on:
Investments	1,612,257	(183,922)	(229,161)
Foreign currency translations	—	89,818	113,289

Net change in unrealized appreciation (depreciation)	1,612,257	(94,104)	(115,872)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	1,594,262	(372,780)	(250,670)

Net increase (decrease) in Net Assets Resulting from Operations	$2,356,220	$(115,221)	$(82,752)

* Unaffiliated foreign tax withheld	$—	$22,083	$13,719

(1)	For the period August 12, 2015 (commencement of operations) through May 31, 2016.

See Notes to Financial Statements.	64

DBX ETF Trust

Statements of operations (Continued)

For the Year Ended May 31, 2016

	Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF(1)	Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF(1)
Investment Income
Unaffiliated dividend income*	$49,658	$81,599
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	493	5,086

Total Investment Income	50,151	86,685

Expenses
Investment advisory fees	11,444	8,854
Other expenses	—	35

Total Expenses	11,444	8,889

Net Investment income (loss)	38,707	77,796

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(137,615)	(50,170)
In-kind redemptions	—	(38,072)
Foreign currency transactions	(7,196)	(70,635)

Net realized gain (loss)	(144,811)	(158,877)
Net change in unrealized appreciation (depreciation) on:
Investments	(258,164)	(89,012)
Foreign currency translations	63,664	71,190

Net change in unrealized appreciation (depreciation)	(194,500)	(17,822)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(339,311)	(176,699)

Net increase (decrease) in Net Assets Resulting from Operations	$(300,604)	$(98,903)

* Unaffiliated foreign tax withheld	$5,719	$13,949

(1)	For the period August 12, 2015 (commencement of operations) through May 31, 2016.

See Notes to Financial Statements.	65

DBX ETF Trust

Statements of changes in net assets

	Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF		Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF
	Year Ended May 31, 2016	For the Period March 3, 2015(1) to May 31, 2015	Year Ended May 31, 2016	For the Period March 3, 2015(1) to May 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$266,282	$64,757	$441,462	$128,299
Net realized gain (loss)	(158,073)	13,674	(546,706)	(94,169)
Net change in unrealized appreciation (depreciation)	(40,219)	(9,172)	(287,186)	(137,294)

Net increase (decrease) in net assets resulting from operations	67,990	69,259	(392,430)	(103,164)

Distributions to Shareholders from
Net investment income	(315,321)	(48,838)	(544,700)	(95,774)
Net realized gains	(19,900)	—	—	—

Total distributions	(335,221)	(48,838)	(544,700)	(95,774)

Fund Shares Transactions
Proceeds from shares sold	—	6,236,830	1,110,857	11,254,996
Value of shares redeemed	—	—	(2,339,158)	—

Net increase (decrease) in net assets resulting from fund share transactions	—	6,236,830	(1,228,301)	11,254,996

Total net increase (decrease) in Net Assets	(267,231)	6,257,251	(2,165,431)	11,056,058

Net Assets
Beginning of year	6,257,276	25	11,056,083	25

End of year	$5,990,045	$6,257,276	$8,890,652	$11,056,083

Undistributed net investment income	$26,243	$31,273	$34,224	$54,442

Changes in Shares Outstanding
Shares outstanding, beginning of year	250,001	1	450,001	1
Shares sold	—	250,000	50,000	450,000
Shares redeemed	—	—	(100,000)	—

Shares outstanding, end of year	250,001	250,001	400,001	450,001

(1)	Commencement of Operations.

See Notes to Financial Statements.	66

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF		Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF
	Year Ended May 31, 2016	For the Period March 3, 2015(1) to May 31, 2015	Year Ended May 31,
			2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$143,930	$40,754	$761,958	$584,119
Net realized gain (loss)	(283,184)	18,716	(17,995)	106,699
Net change in unrealized appreciation (depreciation)	133,662	(137,750)	1,612,257	44,797

Net increase (decrease) in net assets resulting from operations	(5,592)	(78,280)	2,356,220	735,615

Distributions to Shareholders from
Net investment income	(166,692)	(28,313)	(737,901)	(573,756)

Total distributions	(166,692)	(28,313)	(737,901)	(573,756)

Fund Shares Transactions
Proceeds from shares sold	—	6,263,110	13,390,357	10,360,410
Value of shares redeemed	(1,226,700)	—	—	(5,152,537)

Net increase (decrease) in net assets resulting from fund share transactions	(1,226,700)	6,263,110	13,390,357	5,207,873

Total net increase (decrease) in Net Assets	(1,398,984)	6,156,517	15,008,676	5,369,732

Net Assets
Beginning of year	6,156,542	25	21,665,487	16,295,755

End of year	$4,757,558	$6,156,542	$36,674,163	$21,665,487

Undistributed net investment income	$13,055	$18,067	$80,474	$56,417

Changes in Shares Outstanding
Shares outstanding, beginning of year	250,001	1	850,001	650,001
Shares sold	—	250,000	500,000	400,000
Shares redeemed	(50,000)	—	—	(200,000)

Shares outstanding, end of year	200,001	250,001	1,350,001	850,001

(1)	Commencement of Operations.

See Notes to Financial Statements.	67

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF
	For the Period August 12, 2015(1) to May 31, 2016	For the Period August 12, 2015(1) to May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$257,559	$167,918
Net realized gain (loss)	(278,676)	(134,798)
Net change in unrealized appreciation (depreciation)	(94,104)	(115,872)

Net increase (decrease) in net assets resulting from operations	(115,221)	(82,752)

Distributions to Shareholders from
Net investment income	(168,419)	(75,062)
Net realized gains	—	(34,764)

Total distributions	(168,419)	(109,826)

Fund Shares Transactions
Proceeds from shares sold	11,570,439	4,824,369
Value of shares redeemed	(7,842,270)	—

Net increase (decrease) in net assets resulting from fund share transactions	3,728,169	4,824,369

Total net increase (decrease) in Net Assets	3,444,529	4,631,791

Net Assets
Beginning of year	25	25

End of year	$3,444,554	$4,631,816

Undistributed net investment income	$87,840	$89,208

Changes in Shares Outstanding
Shares outstanding, beginning of year	1	1
Shares sold	500,000	200,000
Shares redeemed	(350,000)	—

Shares outstanding, end of year	150,001	200,001

(1)	Commencement of Operations.

See Notes to Financial Statements.	68

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF
	For the Period August 12, 2015(1) to May 31, 2016	For the Period August 12, 2015(1) to May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$38,707	$77,796
Net realized gain (loss)	(144,811)	(158,877)
Net change in unrealized appreciation (depreciation)	(194,500)	(17,822)

Net increase (decrease) in net assets resulting from operations	(300,604)	(98,903)

Distributions to Shareholders from
Net investment income	(26,794)	(27,770)
Net realized gains	(52,159)	—

Total distributions	(78,953)	(27,770)

Fund Shares Transactions
Proceeds from shares sold	2,507,942	3,670,465
Value of shares redeemed	—	(1,134,540)

Net increase (decrease) in net assets resulting from fund share transactions	2,507,942	2,535,925

Total net increase (decrease) in Net Assets	2,128,385	2,409,252

Net Assets
Beginning of year	25	25

End of year	$2,128,410	$2,409,277

Undistributed net investment income	$12,003	$49,143

Changes in Shares Outstanding
Shares outstanding, beginning of year	1	1
Shares sold	100,000	150,000
Shares redeemed	—	(50,000)

Shares outstanding, end of year	100,001	100,001

(1)	Commencement of Operations.

See Notes to Financial Statements.	69

DBX ETF Trust

Financial highlights

Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	Year Ended 5/31/2016	Period Ended 5/31/2015(a)

Selected Per Share Data
Net Asset Value, beginning of period	$25.03	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.07	0.27
Net realized and unrealized gain (loss)	(0.80)	(0.04	)(c)

Total from investment operations	0.27	0.23

Less distributions from:
Net investment income	(1.26)	(0.20)
Net realized gains	(0.08)	—

Total distributions	(1.34)	(0.20)

Net Asset Value, end of period	$23.96	$25.03

Total Return (%)	1.22	0.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6
Ratio of expenses (%)	0.50	0.50	*
Ratio of net investment income (loss) (%)	4.45	4.35	*
Portfolio turnover rate (%) (d)	15	1	**

Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF	Year Ended 5/31/2016	Period Ended 5/31/2015(a)

Selected Per Share Data
Net Asset Value, beginning of period	$24.57	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.08	0.29
Net realized and unrealized gain (loss)	(2.10)	(0.51)

Total from investment operations	(1.02)	(0.22)

Less distributions from:
Net investment income	(1.32)	(0.21)

Total distributions	(1.32)	(0.21)

Net Asset Value, end of period	$22.23	$24.57

Total Return (%)	(4.06)	(0.87	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	4.81	4.75	*
Portfolio turnover rate (%) (d)	35	13	**

(a)	For the period March 3, 2015 (commencement of operations) through May 31, 2015.
(b)	Based on average shares outstanding during the period.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	70

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	Year Ended 5/31/2016	Period Ended 5/31/2015(a)

Selected Per Share Data
Net Asset Value, beginning of period	$24.63	$25.00

Income (loss) from investment operations:
Net investment income (loss) (c)	0.71	0.17
Net realized and unrealized gain (loss)	(0.73)	(0.43)

Total from investment operations	(0.02)	(0.26)

Less distributions from:
Net investment income	(0.82)	(0.11)

Total distributions	(0.82)	(0.11)

Net Asset Value, end of period	$23.79	$24.63

Total Return (%)	(0.04)	(1.03)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6
Ratio of expenses (%)	0.25	0.25 *
Ratio of net investment income (loss) (%)	3.00	2.72 *
Portfolio turnover rate (%) (d)	14	7 **

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	Year Ended 5/31/2016	Year Ended 5/31/2015	Period Ended 5/31/2014(b)

Selected Per Share Data
Net Asset Value, beginning of period	$25.49	$25.07	$25.00

Income (loss) from investment operations:
Net investment income (loss) (c)	0.80	0.81	0.81
Net realized and unrealized gain (loss)	1.67	0.40	0.00	(e)

Total from investment operations	2.47	1.21	0.81

Less distributions from:
Net investment income	(0.79)	(0.79)	(0.74)

Total distributions	(0.79)	(0.79)	(0.74)

Net Asset Value, end of period	$27.17	$25.49	$25.07

Total Return (%)	9.89	4.88	3.46	**(f)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	22	16
Ratio of expenses before fee waiver (%)	0.30	0.30	0.32	*
Ratio of expenses after fee waiver (%)	0.30	0.30	0.30	*
Ratio of net investment income (loss) (%)	3.07	3.16	3.48	*
Portfolio turnover rate (%) (d)	13	4	5	**

(a)	For the period March 3, 2015 (commencement of operations) through May 31, 2015.
(b)	For the period June 4, 2013 (commencement of operations) through May 31, 2014.
(c)	Based on average shares outstanding during the period.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(e)	Less than 0.005.
(f)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	71

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	Period Ended 5/31/2016(a)

Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.70
Net realized and unrealized gain (loss)	(2.38)

Total from investment operations	(1.68)

Less distributions from:
Net investment income	(0.36)

Total distributions	(0.36)

Net Asset Value, end of period	$22.96

Total Return (%)	(6.67)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses (%)	0.45 *
Ratio of net investment income (loss) (%)	3.83 *
Portfolio turnover rate (%) (c)	33 **

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	Period Ended 5/31/2016(a)

Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.88
Net realized and unrealized gain (loss)	(2.17)

Total from investment operations	(1.29)

Less distributions from:
Net investment income	(0.38)
Net realized gains	(0.17)

Total distributions	(0.55)

Net Asset Value, end of period	$23.16

Total Return (%)	(5.08)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses (%)	0.45 *
Ratio of net investment income (loss) (%)	4.86 *
Portfolio turnover rate (%) (c)	33 **

(a)	For the period August 12, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	72

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	Period Ended 5/31/2016(a)

Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.39
Net realized and unrealized gain (loss)	(3.32)

Total from investment operations	(2.93)

Less distributions from:
Net investment income	(0.27)
Net realized gains	(0.52)

Total distributions	(0.79)

Net Asset Value, end of period	$21.28

Total Return (%)	(11.67)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	0.65 *
Ratio of net investment income (loss) (%)	2.20 *
Portfolio turnover rate (%) (c)	39 **

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	Period Ended 5/31/2016(a)

Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.75
Net realized and unrealized gain (loss)	(1.38)

Total from investment operations	(0.63)

Less distributions from:
Net investment income	(0.28)

Total distributions	(0.28)

Net Asset Value, end of period	$24.09

Total Return (%)	(2.52)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	0.45 *
Ratio of net investment income (loss) (%)	3.95 *
Portfolio turnover rate (%) (c)	46 **

(a)	For the period August 12, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	73

DBX ETF Trust

Notes to financial statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2016, the Trust consists of thirty-six investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF
Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees.

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Effective June 9, 2016, the Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF, Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF, Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF transferred their primary listings to BATS Exchange, Inc. and are no longer listed or traded on the NYSE Arca, Inc. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	Solactive Emerging Markets Bond — Interest Rate Hedged Index
Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF	Solactive High Yield Corporate Bond — Interest Rate Hedged Index
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	Solactive Investment Grade Bond — Interest Rate Hedged Index
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	Solactive Municipal Infrastructure Revenue Bond Index
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	MSCI ACWI ex USA High Dividend Yield US Dollar Hedged Index
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	MSCI EAFE High Dividend Yield US Dollar Hedged Index
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	MSCI Emerging Markets High Dividend Yield US Dollar Hedged Index
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	MSCI EMU High Dividend Yield US Dollar Hedged Index

The Solactive Emerging Markets Bond-Interest Rate Hedged Index is designed to track the performance of a basket of U.S. dollar-denominated emerging markets bonds. The Underlying Index is comprised of (a) long positions in U.S. dollar denominated emerging markets bonds and (b) short positions in U.S. Treasury notes or bonds of, in aggregate, approximate equivalent duration to the emerging markets bonds. The Solactive High Yield Corporate Bond-Interest Rate Hedged Index is designed to track the performance of a basket of U.S. dollar-denominated high yield liquid corporate bonds. The Underlying Index is comprised of (a) long positions in U.S.

74

DBX ETF Trust

Notes to financial statements (Continued)

dollar-denominated high yield corporate bonds and (b) short positions in U.S. Treasury notes or bonds of, in aggregate, approximate equivalent duration to the high yield bonds. The Solactive Investment Grade Bond-Interest Rate Hedged Index is designed to track the performance of a basket of U.S. dollar-denominated investment grade liquid corporate bonds. The Underlying Index is comprised of (a) long positions in U.S. dollar-denominated investment-grade corporate bonds and (b) short positions in U.S. Treasury notes or bonds of, in aggregate, approximate equivalent duration to the investment-grade corporate bonds. The Solactive Municipal Infrastructure Revenue Bond Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds. It is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects such as water and sewer systems, public power systems, toll roads, bridges, tunnels and many other public use projects. It is designed to only hold bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge). The Solactive Indexes are rebalanced monthly on the last business day of each month.

The MSCI ACWI ex USA High Dividend Yield US Dollar Hedged Index is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex USA Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The MSCI EAFE High Dividend Yield US Dollar Hedged Index is designed to provide exposure to equity securities in developed international stock markets (excluding the U.S. and Canada) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The MSCI Emerging Markets High Dividend Yield US Dollar Hedged Index is designed to provide exposure to equity securities in global emerging markets in its parent index, the MSCI Emerging Markets Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The MSCI EMU High Dividend Yield US Dollar Hedged Index is designed to provide exposure to equity securities from countries in the European Monetary Union (the “EMU”) in its parent index, the MSCI EMU Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while seeking to mitigate exposure to fluctuations between the value of the U.S. dollar and the euro.

The MSCI Hedged Indices are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of the following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indices marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between each Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Each Fund is non-diversified and is not limited by the Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

75

DBX ETF Trust

Notes to financial statements (Continued)

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The Net Asset Value (“NAV”), of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Funds’ Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Corporate and sovereign debt securities are valued at prices supplied by independent pricing services approved by the Funds’ Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker dealers. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange- traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

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Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Disclosure about the classification of the fair value measurements is included in a table following each Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted over the lives of the respective security for financial reporting purposes.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF, Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF, Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF and Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF to pay out dividends from net investment income monthly and Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF to pay out dividends from net investment income quarterly; sufficient to relieve it from all or substantially all Federal income and excise taxes. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. The Advisor does not believe that the unrecognized tax benefits will change significantly in the next 12 months.

The Funds’ recognize interest and penalties, if any, related to uncertain tax provisions as income tax expense on the Statements of Operations. For the period ended May 31, 2016, the Funds did not incur any interest or penalties.

77

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Notes to financial statements (Continued)

As of May 31, 2016, the components of accumulated earnings (losses) were as follows:

	Undistributed Net Investment Income	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	$26,243	$(177,215)	$(95,838)	$(246,810)
Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF	34,224	(596,412)	(474,382)	(1,036,570)
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	13,055	(287,621)	(4,311)	(278,877)
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	80,474	(94,048)	1,982,412	1,968,838
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	87,840	(125,430)	(185,836)	(223,426)
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	89,208	(27,497)	(254,289)	(192,578)
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	12,003	(136,998)	(254,562)	(379,557)
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	49,143	(36,649)	(98,927)	(86,433)

The tax character of dividends and distributions declared for the periods ended May 31, 2016 and May 31, 2015 were as follows:

	Period Ended May 31, 2016

	Ordinary Income*	Tax — Exempt	Long Term Capital Gain
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	$335,221	$—	$—
Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF	544,700	—	—
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	166,692	—	—
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	—	737,901	—
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	168,419	—	—
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	89,371	—	20,455
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	57,321	—	21,632
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	27,770	—	—

	Period Ended May 31, 2015

	Ordinary Income*	Tax — Exempt
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	$48,838	$—
Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF	95,774	—
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	28,313	—
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	—	573,756

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Notes to financial statements (Continued)

*	for tax purposes short-term capital gain distributions are considered ordinary income distributions

At May 31, 2016, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF	$102,688	$68,499	$171,187
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	76,059	4,111	80,170
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	94,048	—	94,048
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	—	38,372	38,372
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	781	1,184	1,965

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the period ended May 31, 2016, the Funds incurred and elected to defer net capital losses as follows:

Post-October Losses on Capital
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	$177,215
Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF	425,225
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	207,451
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	87,058
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	27,497
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	136,998
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	34,684

In order to present paid-in capital accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income or loss and accumulated net realized gains or losses on investments. These differences are primarily due to investments in futures, accretion of market discount on municipal debt securities, premium amortization on corporate debt securities, redemptions-in-kind, Distribution re-class, Net operating loss, Foreign currency, Passive foreign investment companies and Non-deductible excise. For the period ended May 31, 2016, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Capital Gains (Accumulated Losses)	Paid-In Capital
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	$44,009	$(44,009)	$—
Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF	83,020	16,478	(99,498)
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	17,750	(17,750)	—
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	(1,300)	61,514	(60,214)
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	(3,648)	3,648	—
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	90	(90)	—
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	(883)	41,123	(40,240)

79

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Notes to financial statements (Continued)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, and foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of May 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds, except the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF, may lend securities to certain financial institutions under the terms of their securities lending agreement. The Funds retain the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. The Funds may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended May 31, 2016, the Funds invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of May 31, 2016) on the cash collateral invested in Daily Assets Fund. The Funds receive compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2016, the Funds listed below had securities on loan, which were classified as bonds in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end.

Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF

As of May 31, 2016, the Funds listed below had securities on loan, all of which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end.

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF

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Notes to financial statements (Continued)

As of May 31, 2016, Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF had no securities on loan.

Derivatives

Forward Foreign Currency Exchange Contracts    Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF enter into forward foreign currency exchange contracts (“forward currency contracts”) designed to offset the Fund’s exposure to non-U.S. currencies. In addition, the Funds may enter into forward currency contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the period ended May 31, 2016, the Funds invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies.

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

A summary of the open forward currency contracts as of May 31, 2016 is included in a table following the Fund’s Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the respective Funds had to the value of non U.S currencies during the period ended May 31, 2016.

Futures Contracts    Each Fund may enter into futures contracts. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF, Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF and Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF enter into short U.S. Treasury futures contracts to seek to mitigate the potential negative impact of rising Treasury interest rates on the performance of each Fund’s long bond investments. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2016 is included in a table following the Funds’ Schedule of Investments.

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Notes to financial statements (Continued)

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Type	Statement of Asset and Liabilities Location	Fair Value	Statement of Asset and Liabilities Location	Fair Value
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF

Interest rate contracts	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$21,876

Total		$—	Total	$21,876

Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF

Interest rate contracts	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$19,480

Total		$—	Total	$19,480

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF

Interest rate contracts	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$19,554

Total		$—	Total	$19,554

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$114,585	Unrealized depreciation on forward foreign currency exchange contracts	$24,627

Total		$114,585	Total	$24,627

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$128,407	Unrealized depreciation on forward foreign currency exchange contracts	$14,866

Total		$128,407	Total	$14,866

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$72,650	Unrealized depreciation on forward foreign currency exchange contracts	$8,917

Total		$72,650	Total	$8,917

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$72,762	Unrealized depreciation on forward foreign currency exchange contracts	$1,460

Total		$72,762	Total	$1,460

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Notes to financial statements (Continued)

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the period ended May 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) on:

	Interest Rate Contracts	Foreign Exchange Contracts	Total
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	$(201,840)	$—	$(201,840)
Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF	(121,134)	—	(121,134)
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	(163,277)	—	(163,277)
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	—	1,680	1,680
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	—	22,093	22,093
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	—	(8,040)	(8,040)
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	—	(53,701)	(53,701)

Net Change in Unrealized Appreciation (Depreciation) on:

	Interest Rate Contracts	Foreign Exchange Contracts	Total
Deutsche X-trackers Emerging Markets Bond —Interest Rate Hedged ETF	$(112)	$—	$(112)
Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF	9,173	—	9,173
Deutsche X-trackers Investment Grade Bond —Interest Rate Hedged ETF	4,030	—	4,030
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	—	89,958	89,958
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	—	113,541	113,541
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	—	63,733	63,733
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	—	71,302	71,302

83

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Notes to financial statements (Continued)

For the period ended May 31, 2016 the average monthly volume of derivatives was as follows:

	Futures Contracts (Contract Value)	Forward Foreign Currency Exchange Contracts (Market Value)
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	$(5,587,814)	$—
Deutsche X-trackers High Yield Corp Bond — Interest Rate Hedged ETF	(8,528,384)	—
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	(4,488,982)	—
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	—	(8,246,203)
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	—	(4,336,337)
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	—	(2,163,059)
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	—	(2,479,679)

As of May 31, 2016, the Funds have transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a default with respect to all of the transactions with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF
RBC Capital Markets	$24,722	$(2,783)	$—	$21,939	$2,783	$(2,783)	$—	$—
The Bank of New York Mellon	11,257	(5,593)	—	5,664	5,593	(5,593)	—	—
Bank of Montreal	56,476	(13,463)	—	43,013	13,463	(13,463)	—	—
State Street Bank & Trust Co.	22,130	(2,788)	—	19,342	2,788	(2,788)	—	—

	$114,585	$(24,627)	$—	$89,958	$24,627	$(24,627)	$—	$—

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF
RBC Capital Markets	$91,705	$(10,579)	$—	$81,126	$10,579	$(10,579)	$—	$—
The Bank of New York Mellon	2,399	(1,250)	—	1,149	1,250	(1,250)	—	—
Bank of Montreal	34,303	(3,037)	—	31,266	3,037	(3,037)	—	—

	$128,407	$(14,866)	$—	$113,541	$14,866	$(14,866)	$—	$—

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Notes to financial statements (Continued)

	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF
RBC Capital Markets	$38,812	$(2,481)	$—	$36,331	$2,481	$(2,481)	$—	$—
The Bank of New York Mellon	11,736	(2,913)	—	8,823	2,913	(2,913)	—	—
State Street Bank & Trust Co.	3,012	(871)	—	2,141	871	(871)	—	—
Bank of Montreal	19,090	(2,652)	—	16,438	2,652	(2,652)	—	—

	$72,650	$(8,917)	$—	$63,733	$8,917	$(8,917)	$—	$—

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF
Bank of Montreal	$20,404	$(374)	$—	$20,030	$374	$(374)	$—	$—
RBC Capital Markets	52,210	(1,046)	—	51,164	1,046	(1,046)	—	—
The Bank of New York Mellon	148	(40)	—	108	40	(40)	—	—

	$72,762	$(1,460)	$—	$71,302	$1,460	$(1,460)	$—	$—

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

TDAM USA Inc. (“TDAM”) serves as investment sub-advisor to Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF, Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF, Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF, Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF pursuant to a Sub-Advisory Agreement. Deutsche Investment Management Americas Inc. (“DIMA”) serves as investment sub-advisor to Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF pursuant to a Sub-Advisory Agreement.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary management fee from each Fund based on each Fund’s average daily net assets at an annual rate equal to:

Fund	Unitary Management Fee
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	0.50%
Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF	0.45%
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	0.25%
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	0.30%
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	0.65%
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	0.45%

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Out of the unitary management fee, the Advisor pays substantially all expenses of each Fund, including the payments to the sub-advisors, the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, taxes, brokerage expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of four Trustees, including three Independent Trustees. The Advisor paid retainer fees and attendance fees to each independent Trustee and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

4. Transactions with Affiliates

The Advisor is an indirect wholly-owned subsidiary of Deutsche Bank AG. Therefore, Deutsche Bank AG is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in Deutsche Bank AG securities for the twelve months ended May 31, 2016.

	Value ($) at 5/31/15	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/(Loss) ($)	Income ($)	Value ($) at 5/31/16
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF
Deutsche Bank AG 2.50%, 2/13/19	10,156	—	(9,803)	(340)	153	—

5. Investment Portfolio Transactions

For the period ended May 31, 2016, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	$835,386	$936,570
Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF	3,029,059	3,292,919
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	654,558	1,849,839
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	13,612,083	3,241,878
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (1)	5,812,016	2,557,311
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (1)	4,058,151	1,385,828
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (1)	3,375,827	855,435
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (1)	3,689,963	1,143,894

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For the period ended May 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF	$120,385	$1,146,161
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	2,447,179	—
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (1)	7,671,315	7,073,378
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF (1)	2,314,860	—
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (1)	1,170,986	1,130,724

(1)	For the period from August 12, 2015 (commencement of operations) to May 31, 2016.

6. Fund Share Transactions

As of May 31, 2016, there were unlimited Fund shares, no par value authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s underlying index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

7. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and certain other funds managed by the Advisor to borrow up to $130 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Fund’s status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Each Fund may borrow up to a maximum of 33 percent of its net assets as permitted by the Act. The Funds had no outstanding loans at May 31, 2016.

8. Concentration of Ownership

From time to time, the Funds may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At May 31, 2016, there was one affiliated shareholder account for each of the funds listed below holding a significant percentage of the shares outstanding:

Fund Name	Approximate Percent of Outstanding Shares Held
Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF	62%
Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF	92%
Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF	41%
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	47%
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	30%
Deutsche X-trackers MSCI Emerging Markets High Dividends Yield Hedged Equity ETF	97%
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	75%

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9. Investing in Emerging Markets

Investment in emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflations, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

10. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. A fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of a fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for a fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

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DBX ETF Trust

Report of independent registered public accounting firm

To Board of Trustees and Shareholders of

DBX ETF Trust:

We have audited the accompanying statements of assets and liabilities of Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF, Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF, Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF, Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF, Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (the “Funds” within DBX ETF Trust), including the schedules of investments, as of May 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF, Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF, Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF, Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF, Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF at May 31, 2016, the results of their operations and changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

New York, New York

July 26, 2016

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Trustees and officers (Unaudited)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Independent Trustees
J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	36	Ilex Partners (Asia), LLC; Old Westbury Funds; MAN Long/Short Fund; GLG Investment Series Trust.
Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Lead Independent Trustee, Member of the Audit and Nominating Committees	Since 2011 (Trustee and Member of Committees) (Lead Independent Trustee since 2015)	Independent Consultant (2014-present).	36	The Arbitrage Funds; Sierra Income Corporation; College of William and Mary, Graduate School of Business; Lighthouse Growth Advisors LLC; Founders Asset Management, LLC.
George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Since 2011 (Chairman of the Audit Committee since 2015)	Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-present); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	36	Celldex Therapeutics, Inc.

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Trustees and officers (Unaudited) (Continued)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustee
Alex Depetris (1980) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board, President and Chief Executive Officer	Since 2010	Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG (2008-present); Manager and Chief Operating Officer of the Adviser (2012-present); Associate, Arnold & Porter (2006-2008).	36	Director, Chairman of the Board of db-X Exchange Traded Funds Inc.

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Michael Gilligan (1966) 60 Wall Street New York, New York 10005	Treasurer, Chief Financial Officer and Controller	Since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).
Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management, (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).
Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

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Trustees and officers (Unaudited) (Continued)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management (2014-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or become disqualified.

The Funds’ SAI includes additional information about the Funds’ Trustees and is available by calling 855-329-3837, or on the Company’s website at www.dbxus.com.

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Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited)

Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF, Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF, Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF, Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF and Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF

After discussions at meetings of the Board of Trustees (“Board” or “Trustees”) held on February 25, 2016 and February 28, 2016, at the February 28 meeting the Trustees, including the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to Deutsche X-trackers Investment Grade Bond — Interest Rate Hedged ETF, Deutsche X-trackers High Yield Corporate Bond — Interest Rate Hedged ETF, Deutsche X-trackers Emerging Markets Bond — Interest Rate Hedged ETF, Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (the “Funds”). The Independent Trustees were advised throughout the review and meetings by Independent Trustee Counsel.

In reaching this decision with respect to the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX Advisors LLC (“DBX” or the “Adviser”) and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Funds; and (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies.

In reaching this decision with respect to the Sub-Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the performance of TDAM USA Inc. (“TDAM” or “Sub-Adviser”) with respect to its management of the Funds, as well as TDAM’s financial resources and its resulting ability to perform its obligations under the Sub-Advisory Agreement; (3) the total cost of the services provided by and the profits realized by TDAM from its relationship with the Funds; and (4) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies.

The Board reached a determination, with the assistance of Trust Counsel and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays for the compensation of officers of the Trust who are also officers or employees of the Adviser, except as may otherwise be determined by the Board. The Board also considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operation. The Board also considered the role played by the Adviser in working with TDAM to manage the Funds’ portfolios, noting that the Adviser

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provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal and regulatory requirements applicable to the Funds.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Adviser in supervising third party service providers to the Funds, such as the administrator and custodian. The Board further considered the compliance program of the Adviser which supports the Funds’ compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that the Adviser had the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee to that of other exchange-traded funds (“ETFs”), and noted that each Fund’s fee is competitive with the fees of its respective peer group. The Board noted that the fee for the Funds is a unitary fee pursuant to which the Adviser pays all of the Funds’ costs. The Board also noted that the Funds’ portfolios are managed on a day-to-day basis by the Sub-Adviser, which receives a fee from the Adviser. The Board considered the allocation of responsibilities between the Adviser and Sub-Adviser and noted that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services to the Funds, and the information provided by the Adviser to the Board regarding the Funds’ profitability. The Board noted that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. The Board also noted that while the Adviser had provided information about the Adviser’s expenses relating to marketing the Funds, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that the Adviser’s profitability with respect to each Fund was not excessive. The Board also noted that since the fee paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement contained breakpoints, the Adviser could experience increased profitability as the Funds’ assets increased. The Board considered whether the Adviser would benefit in other ways from its relationships with the Funds, and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale.    The Board noted that the Funds were not experiencing economies of scale at this time and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

The Board considered the following in determining whether to approve the Sub-Advisory Agreement:

Nature, Extent and Quality of Services.    In considering the nature, extent and quality of services that TDAM provides to the Funds, the Board reviewed in detail the nature, extent and quality of services provided by TDAM under the Sub-Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities.

The Board also considered TDAM’s operational capabilities and resources. The Board considered the professional experience and qualifications of TDAM’s senior management and key professional personnel, as well

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Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

as TDAM’s depth and breadth of experience in managing investment portfolios consisting of U.S. and non-U.S. equity securities. The Board gave special consideration to TDAM’s experience and capabilities in implementing currency hedging strategies, and their techniques for implementing such strategies while minimizing index tracking error. In addition, the Board considered TDAM’s operational capabilities and resources, and TDAM’s experience in managing index funds covering various asset classes.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by TDAM under the Sub-Advisory Agreement are reasonable and appropriate in relation to the fees paid to TDAM, taking special consideration of the fact that the fees paid to TDAM are payable by the Adviser and not the Funds.

Performance of TDAM; TDAM’s Financial Resources.    The Board considered TDAM’s performance in managing the Funds and its ability to minimize tracking error. The Board concluded that, given TDAM’s capabilities and experience in managing the Funds, TDAM had generally been able to keep the Funds’ tracking error within acceptable ranges.

The Board also considered TDAM’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that TDAM had the financial resources necessary to perform its obligations under the Sub-Advisory Agreement.

Reasonableness of Sub-Advisory Fee.    The Board noted that the fee paid to TDAM in respect of the Funds would be paid by the Adviser and not the Funds. The Board further noted that the fee for the Funds was a unitary fee pursuant to which the Adviser would pay all of the Funds’ costs, and thus was not directly affected by the amount of the sub-advisory fee paid to TDAM. Based on its review, the Board concluded that the sub-advisory fee was reasonable in light of the services provided.

Costs of Services and Profitability.    The Board noted that the fees paid by the Adviser to TDAM under the Sub-Advisory Agreement contain breakpoints. The Board further noted that specific information about TDAM’s profitability with respect to its services provided to the Funds was not available because TDAM does not calculate the profitability of its sub-advisory services on a per-Fund level. The Board also noted that the overall fees paid by each Fund remained reasonable.

The Board also considered whether TDAM would benefit in other ways from its relationship with the Funds. The Board discussed TDAM’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage services to TDAM. The Board discussed the potential benefits TDAM might derive from the Funds’ soft dollar arrangements, whereby brokers provide brokerage services to the Funds or TDAM in return for allocating fund brokerage.

Economies of Scale.    The Board noted that the Funds were not experiencing economies of scale at this time and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Sub-Advisory Agreement was fair and reasonable and it was unanimously approved.

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF

After discussions at meetings of the Board of Trustees (“Board” or “Trustees”) held on February 25, 2016 and February 28, 2016, at the February 28 meeting the Trustees, including the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement and Sub-Advisory Agreement with respect to Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF (the “Fund”). The Independent Trustees were advised throughout the review and meetings by Independent Trustee Counsel.

In reaching this decision with respect to the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Fund and its shareholders; (2) the financial resources of DBX Advisors LLC (“DBX” or the “Adviser”) and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the

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Fund; and (5) the extent to which economies of scale have been realized, and if the Fund’s shareholders have benefitted from those economies.

In reaching this decision with respect to the Sub-Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Fund and its shareholders; (2) the performance of Deutsche Investment Management Americas Inc. (“DIMA” or “Sub-Adviser”) with respect to its management of the Fund, as well as DIMA’s financial resources and its resulting ability to perform its obligations under the Sub-Advisory Agreement; (3) the total cost of the services provided by and the profits realized by DIMA from its relationship with the Fund; and (4) the extent to which economies of scale have been realized, and if the Fund’s shareholders have benefitted from those economies.

The Board reached a determination, with the assistance of Trust Counsel and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays for the compensation of officers of the Trust who are also officers or employees of the Adviser, except as may otherwise be determined by the Board. The Board also considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Fund’s operation. The Board also considered the role played by the Adviser in working with DIMA to manage the Fund’s portfolio, noting that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal and regulatory requirements applicable to the Fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Fund’s service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Fund. The Board also considered the expertise of the Adviser in supervising third party service providers to the Fund, such as the administrator and the custodian. The Board further considered the compliance program of the Adviser which supports the Fund’s compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that the Adviser had the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared the Fund’s advisory fee to that of other exchange-traded funds (“ETFs”), and noted that the Fund’s fee is competitive with the fees of its respective peer group. The Board noted that the fee for the Fund is a unitary fee pursuant to which the Adviser pays all of the Fund’s costs. The Board also noted that the Fund’s portfolio is managed on a day-to-day basis by the Sub-Adviser, which is an

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Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

affiliate of the Adviser and receives a fee from the Adviser. The Board considered the allocation of responsibilities between the Adviser and Sub-Adviser and noted that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Fund. Based on its review, the Board concluded that the advisory fee is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services to the Fund, and the information provided by the Adviser to the Board regarding the Fund’s profitability. The Board noted that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. The Board also noted that while the Adviser had provided information about the Adviser’s expenses relating to marketing the Fund, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that the Adviser’s profitability with respect to the Fund was not excessive. The Board also noted that since the fee paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement contained breakpoints, the Adviser could experience increased profitability as the Fund’s assets increased. The Board considered whether the Adviser would benefit in other ways from its relationships with the Fund, and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Fund.

Economies of Scale.    The Board noted that the Fund was not experiencing economies of scale at this time and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Fund.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

The Board considered the following in determining whether to approve the Sub-Advisory Agreement:

Nature, Extent and Quality of Services.    In considering the nature, extent and quality of services that DIMA provides to the Fund, the Board reviewed in detail the nature, extent and quality of services provided by DIMA under the Sub-Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities.

The Board also considered DIMA’s operational capabilities and resources, and its experience in serving as investment adviser or sub-adviser to other funds. The Board considered the professional experience and qualifications of DIMA’s senior management and key professional personnel, as well as DIMA’s depth and breadth of experience in managing investment portfolios consisting of fixed income securities. The Board gave special consideration to DIMA’s experience and capabilities in managing investment portfolios consisting of bonds, and their techniques for tracking an index while minimizing index tracking error. In addition, the Board considered DIMA’s operational capabilities and resources, and DIMA’s experience in managing bond funds. The Board noted that DIMA manages its index-based portfolios using both full replication and sampling techniques and maintains strict discipline in the implementation of its indexing strategies. To that end, the Board noted that when there are changes to a benchmark index, DIMA closely monitors any such changes to devise strategies to realign its portfolios at the lowest possible cost while tracking the respective benchmark index. The Board also noted DIMA’s processes to minimize the cost of trading.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by DIMA under the Sub-Advisory Agreement are reasonable and appropriate in relation to the fees paid to DIMA, taking special consideration of the fact that the fees paid to DIMA are payable by the Adviser and not the Fund.

Performance of DIMA; DIMA’s Financial Resources.    The Board considered DIMA’s performance in managing the Fund and its ability to minimize tracking error. The Board concluded that, given DIMA’s capabilities, DIMA had generally been able to keep the Fund’s tracking error within acceptable ranges.

The Board also considered DIMA’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that DIMA had the financial resources necessary to perform its obligations under the Sub-Advisory Agreement.

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Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

Reasonableness of Sub-Advisory Fee.    The Board noted that the fee paid to DIMA in respect of the Fund would be paid by the Adviser and not the Fund. The Board further noted that the fee for the Fund was a unitary fee pursuant to which the Adviser would pay all of the Fund’s costs, and thus was not directly affected by the amount of the sub-advisory fee paid to DIMA. Based on its review, the Board concluded that the sub-advisory fee was reasonable in light of the services provided.

Costs of Services and Profitability.    The Board noted that the fees paid by the Adviser to DIMA under the Sub-Advisory Agreement contain breakpoints. The Board further noted that specific information about DIMA’s profitability with respect to its services provided to the Fund was not available because DIMA does not calculate the profitability of its sub-advisory services on a per-fund level. The Board also noted that the overall fees paid by the Fund remained reasonable.

The Board also considered whether DIMA would benefit in other ways from its relationship with the Fund. The Board discussed DIMA’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage services to DIMA. The Board discussed the potential benefits DIMA might derive from the Fund’s soft dollar arrangements, whereby brokers provide brokerage services to the Fund or DIMA in return for allocating fund brokerage.

Economies of Scale.    The Board noted that the Fund was not experiencing economies of scale at this time and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Fund.

Given all the information available to it and considering all material factors, the Board concluded that the Sub-Advisory Agreement was fair and reasonable and it was unanimously approved.

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DBX ETF Trust

Additional information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended May 31 are available on our Web site — www.deutsche-etfs.com (click on “Resources” “proxy voting” and at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at 855-329-3837.

Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Company at 855-329-3837. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily at www.deutsche-etfs.com.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the Net Asset Value of the Fund during the past calendar year, when available can be found at www.deutsche-etfs.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended May 31, 2016.

Qualified Dividend Income*
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	81%
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	78%
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	41%
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	61%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	$303,527	$16,945
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	192,671	8,384
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	55,387	4,663
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	95,398	7,551

Of the dividends paid from net investment income for the fiscal year ended May 31, 2016 for Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF, 100% are designated as exempt interest dividends for federal income tax purposes.

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DBX ETF Trust

Privacy policy notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax adviser, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.deutsche-etfs.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

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This report is intended for the shareholders of DBX ETF Trust.

Carefully consider a Fund’s investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-855-DBX-ETFS (1-855-329-3837), or by viewing or downloading a prospectus at www.deutsche-etfs.com. Read the prospectus carefully before investing.

Investing involves risk, including possible loss of principal. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Foreign investing involves greater and different risks than investing in US companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. EMIH, HYIH and IGIH seek to mitigate the potential negative impact of rising Treasury interest rates by taking short positions in U.S. Treasury notes or bonds, or futures relating to those instruments. These short positions are not intended to mitigate credit risk or other factors that may have a greater impact on performance than rising or falling interest rates. The short positions may limit the potential positive impact of falling interest rates and there is no guarantee that the short positions will completely eliminate the interest rate risk of the long positions. The Funds’ use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. See the prospectus for details.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the New York Stock Exchange. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

Deutsche Asset Management is the brand name for the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries. Clients will be provided Deutsche Asset Management products or services by one or more legal entities that will be identified to clients pursuant to the contracts, agreements, offering materials or other documentation relevant to such products or services.

EMIH, HYIH, IGIH and RVNU are not sponsored, promoted, sold or supported in any other manner by Solactive AG (the “Licensor”) nor does the trade mark or the Index Price at any time or in any other respect.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX and any related funds.

Copyright © 2016 Deutsche Bank AG. All rights reserved. Deutsche X-trackers® is a registered trademark of Deutsche Bank AG. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 345 Park Ave New York, New York 10154	Investment sub-advisors TDAM USA Inc. 161 Bay Street, 35th Floor TD Canada Trust Tower Toronto, Ontario Canada M5J 2T2	Administrator, custodian, fund accountant, lending agent & transfer agent The Bank of New York Mellon 101 Barclay Street New York, NY 10286

Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, CO 80203	Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036

R-35362-3 (7/16) DBX 002027 (7/17)

May 31, 2016

Annual Report

DBX ETF Trust

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF (ASHX)

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (ASHR)

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

Deutsche X-trackers MSCI All China Equity ETF (CN)

DBX ETF Trust

To our shareholders: (Unaudited)

Dear Shareholder,

We are pleased to provide this annual report for our flagship ETFs tracking China’s equity market for the period ended May 31, 2016.

In light of a stabilizing US economy and a slowly recovering Europe, China remained at the front of global investor concerns. China experienced sharp capital outflows, mainly due to slow growth, low interest rates and currency devaluation fears. Chinese equities finished marginally down during the reporting period, but there was reason for optimism as Chinese exports rebounded strongly.

In August 2015, the Peoples Bank of China (PBoC) moved to devalue the Renminbi (RMB) against the USD, prompting a sell-off in international equity markets. Chinese equities continued their descent in the following months. Weak macroeconomic data also weighed on sentiment. The volatile Chinese market continued to spark concerns in the beginning of 2016, as heavy market falls triggered the new circuit-breaking mechanism, which was later suspended. Since then, growth in a number of headline economic indicators has moderated. The International Monetary Fund announced the inclusion of RMB in the Special Drawing Rights (SDR) basket, a move that should push the PBoC to allow the currency exchange rate to be more market driven. As a result, in the short term, RMB volatility is likely to remain elevated. In the longer term, the RMB could become a more international currency, thereby encouraging global central banks to increase their holdings.

China’s attempt to manage growth while dealing with high debt levels was seen as the key macro challenge in the global landscape. The PBoC continued its monetary easing policy as it cut the reserve requirement ratio in February. However, Gross Domestic Product growth slowed to 6.7% in Q1 2016 — the slowest quarterly growth in seven years. On the brighter side, a rebound in property investment supported growth. Export data has been mixed; the official manufacturing Purchasing Managers’ Index (PMI) has been stable. China‘s central bank is caught in an uneasy balancing act as it is pursuing three conflicting objectives: lower interest rates, a steady foreign exchange rate and a stable capital account. The Chinese government’s efforts to reduce excess capacity in a number of industry sectors and put more emphasis on market mechanisms may slow growth rates; however, we do not expect a hard landing. Pockets of growth in private consumption and public spending continue to exist, despite periods of volatility.

The hope of China’s government rests on successful structural reforms and recovering growth rates in the coming years. Weak global demand and high private debt levels would be the main risks to growth. However, the recent rebound in government spending and a resurgent property market offer reasons to be optimistic about near-term growth in China.

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Alex N. Depetris

Alex N. Depetris

Chairman, President and Chief Executive Officer

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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DBX ETF Trust

Management’s discussion of fund performance (Unaudited)

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF

The Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF (ASHX) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 USD Hedged Index (ASHX Index). The ASHX Index is designed to provide direct access to China A-Share equities while mitigating exposure to fluctuations between the value of the Chinese RMB and the USD. For the period October 20, 2015 (commencement of operations) to May 31, 2016, ASHX shares returned -10.01% compared with the ASHX Index return of -11.95%.

All sectors in the ASHX Index contributed negatively to performance, in particular the Financial and Industrial sectors.

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF

The Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (ASHR) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (ASHR Index). The ASHR Index, which is composed of the 300 largest and most liquid stocks in the China A-Share market, is designed to reflect the price fluctuation and performance of the China A-Share market. For the 12-month period ended May 31, 2016, ASHR returned -38.10% compared with the ASHR Index return of -37.47%.

China’s economy experienced a challenging 12 months during the fiscal year of the Fund, driven primarily by weaker exports, RMB’s depreciation, and weak economic data. All sectors in the ASHR Index contributed negatively to performance, in particular the Financial and Industrial sectors.

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

The Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (ASHS Index). The ASHS Index tracks 500 small-cap companies listed on the Shanghai and Shenzhen stock exchanges. For the 12-month period ended May 31, 2016, ASHS returned -45.37% compared with the ASHS Index return of -43.52%.

Significant headwinds arising from a general slowdown in the Chinese economy posed challenges to all sectors in the ASHS index, in particular the Industrial, Materials, and Information Technology sectors.

Deutsche X-trackers MSCI All China Equity ETF

The Deutsche X-trackers MSCI All China Equity ETF (CN) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (CN Index). The CN Index is intended to give investors a means of tracking the overall performance of equity securities that are a representative sample of the entire Chinese investment universe and is comprised of A-Shares, H-Shares, B-Shares, Red chips and P chips share classes. CN, using a passive approach, attempts to approximate the performance of the CN Index. CN gains exposure to China A-Share components of the CN Index by investing in the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (ASHR) and the Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS). For the 12-month period ended May 31, 2016, CN returned -29.80% compared with the CN Index return of -34.76%.

All sectors in the CN index contributed negatively to performance, in particular the Financial, Information Technology, Industrials, and Consumer Discretionary sectors.

Terms to Know

Chinese Securities: A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in Hong Kong dollars (“HKD”) on the Hong Kong Stock Exchange and other foreign exchanges. B-Shares are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and HKD on the Shanghai and Shenzhen Stock Exchanges, respectively. Red chips and P chips are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange.

*************************

3

DBX ETF Trust

Management’s discussion of fund performance (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.deutsche-etfs.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-13 of this report for additional performance information, including performance data based on market value.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

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DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF (ASHX)

The Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF (ASHX) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 USD Hedged Index (the “Underlying Index”). The Underlying Index is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market, while mitigating exposure to fluctuations between the value of the renmimbi (“RMB”) and the U.S. dollar. The Fund, using a “passive” or indexing approach, attempts to approximate the investment performance of the Underlying Index. ASHX expects to gain exposure to the China A-share market of the Underlying Index by investing in Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (ASHR), an affiliated fund subadvised by Harvest Global Investments Limited. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	CSI 300 USD Hedged Index	CSI 300 Index
Since Inception[1]	-10.01%	-10.13%	-11.95%	-13.15%

1 Total returns are calculated based on the commencement of operations, 10/20/15 (“Inception”).
Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 4, 2015, was 1.65%. This expense ratio includes net expenses of the affiliated funds in which ASHX invests.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

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DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF (ASHX) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 10/20/15.

Sector Diversification* as of 5/31/16

Financials	41.5%
Industrials	14.8%
Consumer Discretionary	10.8%
Information Technology	7.7%
Consumer Staples	6.0%
Materials	5.9%
Health Care	5.6%
Utilities	4.3%
Energy	2.7%
Telecommunication Services	0.7%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 16.

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DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (ASHR)

The Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (ASHR) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”). The Underlying Index is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The Fund, using a “passive” or indexing approach, attempts to approximate the investment performance of the Underlying Index. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	CSI 300 Index
One Year	-38.10%	-37.16%	-37.47%
Since Inception[1]	8.73%	9.36%	10.16%

Cumulative Total Returns
	Net Asset Value	Market Value	CSI 300 Index
One Year	-38.10%	-37.16%	-37.47%
Since Inception[1]	23.98%	25.86%	28.25%

1 Total returns are calculated based on the commencement of operations, 11/6/13 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.80%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

8

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (ASHR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 11/6/13.

Sector Diversification* as of 5/31/16

Financials	41.5%
Industrials	14.8%
Consumer Discretionary	10.8%
Information Technology	7.7%
Consumer Staples	6.0%
Materials	5.9%
Health Care	5.6%
Utilities	4.3%
Energy	2.7%
Telecommunication Services	0.7%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (22.2% of Net Assets)

Description	% of Net Assets
Ping An Insurance Group Co. of China Ltd.	4.2%
China Minsheng Banking Corp. Ltd.	3.2%
Industrial Bank Co. Ltd.	2.6%
China Merchants Bank Co. Ltd.	2.2%
Shanghai Pudong Development Bank Co. Ltd.	2.1%
China Vanke Co. Ltd.	1.7%
Kweichow Moutai Co. Ltd.	1.6%
CITIC Securities Co. Ltd.	1.6%
Bank of Communications Co. Ltd.	1.5%
Haitong Securities Co. Ltd.	1.5%

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 18.

9

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

The Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”). The Underlying Index is designed to reflect the price fluctuation and performance of small cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Underlying Index. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	CSI 500 Index
One Year	-45.37%	-44.58%	-43.52%
Since Inception[1]	19.58%	20.44%	23.56%

Cumulative Total Returns
	Net Asset Value	Market Value	CSI 500 Index
One Year	-45.37%	-44.58%	-43.52%
Since Inception[1]	43.75%	45.94%	53.73%

1 Total returns are calculated based on the commencement of operations, 5/21/14 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.80%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

10

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 5/21/14.

Sector Diversification* as of 5/31/16

Industrials	22.0%
Information Technology	15.9%
Materials	15.6%
Consumer Discretionary	15.1%
Health Care	12.7%
Financials	8.2%
Consumer Staples	5.8%
Utilities	2.9%
Energy	1.8%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (5.6% of Net Assets)

Description	% of Net Assets
Tianqi Lithium Industries, Inc.	0.8%
Suning Universal Co. Ltd.	0.6%
Jiangsu Hongtu High Technology Co. Ltd.	0.6%
NavInfo Co. Ltd.	0.6%
Hengkang Medical Group Co. Ltd.	0.5%
Beijing SPC Environmental Protection Tech Co. Ltd.	0.5%
Jiangsu Zhongtian Technology Co. Ltd.	0.5%
China Security & Fire Co. Ltd.	0.5%
Jinyu Bio-Technology Co. Ltd.	0.5%
Beijing Sanju Environmental Protection and New Material Co. Ltd.	0.5%

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 24.

11

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI All China Equity ETF (CN)

The Deutsche X-trackers MSCI All China Equity ETF (CN) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index. The MSCI China All Shares Index is intended to give investors a means of tracking the overall performance of equity securities that are a representative sample of the entire Chinese investment universe and is composed of A-shares, H-shares, B-shares, Red chips, and P chips share classes. On November 30, 2015 the MSCI China All Shares Index replaced the MSCI All China Index as the comparative broad-based securities market index because the Advisor believes the MSCI China All Shares Index more closely reflects the Fund’s investment strategy. The MSCI China All Shares Index captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, and P-chips. The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai and Shenzhen. It is based on the concept of the integrated MSCI China equity universe with China A-shares included. The Fund, using a passive approach or indexing approach, attempts to approximate the performance of the MSCI China All Shares Index. The Fund expects to gain exposure to the China A-share components of the Index by investing in Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF, affiliated funds subadvised by Harvest Global Investments Limited. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	MSCI China All Shares Index	MSCI All China Index
One Year	-29.80%	-30.10%	-34.76%	-35.44%
Since Inception[1]	13.70%	13.44%	7.04%	9.87%

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI China All Shares Index	MSCI All China Index
One Year	-29.80%	-30.10%	-34.76%	-35.44%
Since Inception[1]	30.75%	30.16%	15.28%	21.75%

1 Total returns are calculated based on the commencement of operations, 4/30/14 (“Inception”).

Effective November 30, 2015 the Fund’s investment objective changed. All returns prior to November 30, 2015 were achieved under the previous objective.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 1.05%. This expense ratio includes net expenses of the affiliated funds in which CN invests.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

12

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI All China Equity ETF (CN) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 4/30/14.

Sector Diversification* as of 5/31/16

Financials	31.3%
Information Technology	21.5%
Industrials	11.1%
Consumer Discretionary	9.8%
Telecommunication Services	5.1%
Energy	4.8%
Materials	4.3%
Consumer Staples	4.2%
Health Care	4.1%
Utilities	3.8%

Total	100.0%

Ten Largest Equity and ETF Holdings as of 5/31/16 (70.2% of Net Assets)

Description	% of Net Assets
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	36.8%
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	7.3%
Tencent Holdings Ltd.	6.9%
Alibaba Group Holding Ltd.	4.5%
China Mobile Ltd.	3.9%
China Construction Bank Corp.	2.9%
Baidu, Inc.	2.7%
Industrial & Commercial Bank of China Ltd.	2.2%
Bank of China Ltd.	1.8%
CNOOC Ltd.	1.2%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 33.

13

DBX ETF Trust

Fees and expenses (Unaudited)

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other fund expenses. In addition to the ongoing expenses which each Fund bears directly, the Deutsche X-trackers MSCI All China Equity ETF shareholders indirectly bear the expenses of Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Underlying Funds”) in which the Deutsche X-trackers MSCI All China Equity ETF invests. The Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF shareholders indirectly bear the expenses of Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (the “Underlying Fund”) in which the Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF invests. These expenses are not included in Deutsche X-trackers MSCI All China Equity ETF’s and Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF’s annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF limited these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF (2)
Actual	$1,000.00	$886.70	0.45%	$2.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF
Actual	$1,000.00	$867.40	0.80%	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	0.80%	$4.04
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF
Actual	$1,000.00	$797.00	0.80%	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	0.80%	$4.04

14

DBX ETF Trust

Fees and expenses (Unaudited) (Continued)

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Deutsche X-trackers MSCI All China Equity ETF (2)
Actual	$1,000.00	$911.80	0.32%	$1.53
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	0.32%	$1.62

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

(2) The Fund invests in other ETFs and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

15

DBX ETF Trust

Schedule of investments

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
EXCHANGE-TRADED FUND — 99.9%
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (a)(b) (Cost $2,502,927)	90,134	$2,183,045

SECURITIES LENDING COLLATERAL — 43.0%
Daily Assets Fund “Capital Shares”, 0.48% (c)(d) (Cost $940,622)	940,622	940,622

TOTAL INVESTMENTS — 142.9% (Cost $3,443,549)†		$3,123,667
Other assets and liabilities, net — (42.9%)		(937,709)

NET ASSETS — 100.0%		$2,185,958

†	The cost for federal income tax purposes was $3,455,750. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $332,083. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $0 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $332,083.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $963,254, which is 44.1% of net assets.
(b)	Affiliated fund advised by DBX Advisors LLC.
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	6/3/2016	CNH	13,775,697	USD	2,121,815	$30,708
State Street Bank & Trust Co.	6/3/2016	USD	3,542	CNH	23,000	(51)
State Street Bank & Trust Co.	6/3/2016	USD	2,088,171	CNH	13,752,697	(556)
State Street Bank & Trust Co.	7/6/2016	CNH	13,755,000	USD	2,086,172	924
State Street Bank & Trust Co.	7/6/2016	CNH	87,000	USD	13,192	3

Total net unrealized appreciation						$31,028

Currency Abbreviations

CNH	Chinese Offshore Yuan
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	16

DBX ETF Trust

Schedule of investments

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF (Continued)

May 31, 2016

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Fund	$2,183,045	$—	$—	$2,183,045
Short-Term Investments	940,622	—	—	940,622
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	31,635	—	31,635

Total	$3,123,667	$31,635	$—	$3,155,302

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Forward Foreign Currency Exchange Contracts	$—	$(607)	$—	$(607)

Total	$—	$(607)	$—	$(607)

(e)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	17

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.2%
Consumer Discretionary — 10.7%
Alpha Group, Class A	128,362	$613,846
Beijing Enlight Media Co. Ltd., Class A	225,400	411,996
Beiqi Foton Motor Co. Ltd., Class A	423,700	348,634
Byd Co. Ltd., Class A*	160,101	1,453,475
China International Travel Service Corp. Ltd., Class A	97,677	655,135
China South Publishing & Media Group Co. Ltd., Class A	180,151	483,812
Chinese Universe Publishing and Media Co. Ltd., Class A	140,658	448,218
Chongqing Changan Automobile Co. Ltd., Class A	570,788	1,256,479
FAW CAR Co. Ltd., Class A	206,487	415,983
Fuyao Glass Industry Group Co. Ltd., Class A*	356,317	794,099
Great Wall Motor Co. Ltd., Class A	299,956	389,801
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,344,778	3,989,113
Guangzhou Automobile Group Co. Ltd., Class A	139,733	503,608
Heilan Home Co. Ltd., Class A	335,541	570,527
Hisense Electric Co. Ltd., Class A	200,451	488,118
Huawen Media Investment Corp., Class A	418,144	631,628
Huayi Brothers Media Corp., Class A	494,342	1,119,718
Huayu Automotive Systems Co. Ltd., Class A	320,674	716,125
Hunan TV & Broadcast Intermediary Co. Ltd., Class A	359,892	959,579
Jiangsu Broadcasting Cable Information Network Corp. Ltd., Class A	150,400	319,204
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	194,757	321,392
Liaoning Cheng Da Co. Ltd., Class A	313,277	764,763
Midea Group Co. Ltd., Class A	856,198	2,829,262
Pang Da Automobile Trade Co. Ltd., Class A*	818,302	341,632
Qingdao Haier Co. Ltd., Class A	779,370	1,082,622
SAIC Motor Corp. Ltd., Class A	847,212	2,609,675
Shanghai Oriental Pearl Media Co. Ltd., Class A*	470,612	1,787,568
Shenzhen Overseas Chinese Town Co. Ltd., Class A	841,750	845,967
Sichuan Changhong Electric Co. Ltd., Class A*	933,911	704,652
Songcheng Performance Development Co. Ltd., Class A	146,282	557,191
Suning Commerce Group Co. Ltd., Class A	1,124,855	1,881,874
TCL Corp., Class A	2,177,680	1,124,049
Wanda Cinema Line Co. Ltd., Class A	35,300	433,255
Wanxiang Qianchao Co. Ltd., Class A	291,424	653,459
Wasu Media Holding Co. Ltd., Class A*	33,301	96,713
Weifu High-Technology Group Co. Ltd., Class A	127,328	340,018
Youngor Group Co. Ltd., Class A	400,200	925,314

	Number of Shares	Value
Consumer Discretionary (Continued)
Zhe Jiang Daily Media Group Co. Ltd., Class A*	154,200	$356,530
Zhejiang Huace Film & TV Co. Ltd., Class A	178,101	420,715
Zhejiang Yasha Decoration Co. Ltd., Class A	168,345	294,163

		34,939,912

Consumer Staples — 6.0%
Beijing Dabeinong Technology Group Co. Ltd., Class A	625,139	786,762
Beijing Yanjing Brewery Co. Ltd., Class A	349,258	424,709
By-health Co. Ltd., Class A	153,700	325,507
Foshan Haitian Flavouring & Food Co. Ltd., Class A	70,702	320,289
Henan Shuanghui Investment & Development Co. Ltd., Class A	253,044	824,016
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,541,047	3,605,213
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	154,540	1,603,115
Kweichow Moutai Co. Ltd., Class A	127,329	5,112,297
Luzhou Laojiao Co. Ltd., Class A	178,328	664,364
MeiHua Holdings Group Co. Ltd., Class A	477,557	498,799
New Hope Liuhe Co. Ltd., Class A	271,767	710,052
Shanghai Bailian Group Co. Ltd., Class A	196,646	372,275
Shanghai Jahwa United Co. Ltd., Class A*	137,175	578,730
Shenzhen Agricultural Products Co. Ltd., Class A	217,519	418,395
Tsingtao Brewery Co. Ltd., Class A	69,730	313,663
Wuliangye Yibin Co. Ltd., Class A	486,688	2,218,801
Yonghui Superstores Co. Ltd., Class A	514,832	676,074

		19,453,061

Energy — 2.7%
China Coal Energy Co. Ltd., Class A	466,574	339,288
China Merchants Energy Shipping Co. Ltd., Class A	356,200	264,433
China Merchants Energy Shipping Co. Ltd., Class A*	184,000	136,596
China Oilfield Services Ltd., Class A	153,476	292,879
China Petroleum & Chemical Corp., Class A	2,677,215	1,963,102
China Shenhua Energy Co. Ltd., Class A	510,142	1,080,382
Guanghui Energy Co. Ltd., Class A	785,034	507,704
Jizhong Energy Resources Co. Ltd., Class A	269,955	218,030
Offshore Oil Engineering Co. Ltd., Class A	560,949	614,855
PetroChina Co. Ltd., Class A	1,243,421	1,391,227
Shaanxi Coal Industry Co. Ltd., Class A	507,308	341,183
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	305,616	297,403
Shanxi Xishan Coal & Electricity Power Co. Ltd., Class A	400,304	449,104
Wintime Energy Co. Ltd., Class A	844,042	529,208

See Notes to Financial Statements.	18

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2016

	Number of Shares	Value
Energy (Continued)
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	118,723	$345,337
Yanzhou Coal Mining Co. Ltd., Class A	96,438	136,304

		8,907,035

Financials — 41.2%
Agricultural Bank of China Ltd., Class A	9,745,870	4,719,801
AVIC Capital Co. Ltd., Class A	543,145	962,274
Bank of Beijing Co. Ltd., Class A	2,575,505	4,207,140
Bank of China Ltd., Class A	5,354,000	2,731,052
Bank of Communications Co. Ltd., Class A	6,005,841	5,042,099
Bank of Nanjing Co. Ltd., Class A	514,281	1,396,764
Bank of Ningbo Co. Ltd., Class A	497,302	1,124,913
Bohai Financial Investment Holding Co. Ltd., Class A	478,100	539,323
Changjiang Securities Co. Ltd., Class A	845,227	1,292,157
China CITIC Bank Corp. Ltd., Class A*	778,776	685,730
China Construction Bank Corp., Class A	1,709,470	1,266,466
China Everbright Bank Co. Ltd., Class A	4,087,558	2,302,238
China Fortune Land Development Co. Ltd., Class A	227,547	853,259
China Life Insurance Co. Ltd., Class A	423,358	1,389,555
China Merchants Bank Co. Ltd., Class A	2,620,521	7,160,980
China Merchants Securities Co. Ltd., Class A	745,267	1,874,765
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A*	603,409	1,298,974
China Minsheng Banking Corp. Ltd., Class A	7,567,856	10,443,572
China Pacific Insurance Group Co. Ltd., Class A	802,535	3,324,910
China Vanke Co. Ltd., Class A	1,641,301	5,391,301
CITIC Securities Co. Ltd., Class A	1,999,026	5,095,437
Dongxing Securities Co. Ltd., Class A	125,000	460,377
Everbright Securities Co. Ltd., Class A	296,169	762,567
Financial Street Holdings Co. Ltd., Class A*	375,428	569,383
Founder Securities Co. Ltd., Class A*	1,052,570	1,180,885
Gemdale Corp., Class A	577,431	977,433
GF Securities Co. Ltd., Class A	760,770	1,899,904
Guosen Securities Co. Ltd., Class A	314,800	747,453
Guotai Junan Securities Co. Ltd., Class A	251,300	701,595
Guotai Junan Securities Co. Ltd., Class A*	137,200	383,044
Guoyuan Securities Co. Ltd., Class A	295,801	768,804
Haitong Securities Co. Ltd., Class A	2,055,425	4,945,876
Huatai Securities Co. Ltd., Class A*	838,200	2,351,591
Huaxia Bank Co. Ltd., Class A	1,371,768	2,124,189
Industrial & Commercial Bank of China Ltd., Class A	5,479,026	3,626,621
Industrial Bank Co. Ltd., Class A*	3,388,059	8,332,558
Industrial Securities Co. Ltd., Class A	1,373,648	1,703,766
New China Life Insurance Co. Ltd., Class A	157,972	1,013,976
Northeast Securities Co. Ltd., Class A	360,224	680,855
Oceanwide Holdings Co. Ltd., Class A	395,898	602,832
Orient Securities Co. Ltd., Class A	268,287	721,324
Pacific Securities Co. Ltd., Class A	1,176,589	1,146,759
Ping An Bank Co. Ltd., Class A*	1,453,732	2,328,355

	Number of Shares	Value
Financials (Continued)
Ping An Insurance Group Co. of China Ltd., Class A	2,774,097	$13,779,938
Poly Real Estate Group Co. Ltd., Class A	1,638,861	2,112,331
RiseSun Real Estate Development Co. Ltd., Class A	333,220	344,501
Sealand Securities Co. Ltd., Class A	537,049	624,532
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	96,542	607,509
Shanghai Pudong Development Bank Co. Ltd., Class A	2,496,800	6,932,818
Shanghai SMI Holding Co. Ltd., Class A	379,647	842,636
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	198,300	571,689
Shanxi Securities Co. Ltd., Class A	287,300	644,211
Shenwan Hongyuan Group Co. Ltd., Class A*	1,133,486	1,469,557
Sinolink Securities Co. Ltd., Class A*	461,068	919,756
SooChow Securities Co. Ltd., Class A	541,693	1,037,827
Southwest Securities Co. Ltd., Class A	720,532	887,128
Western Securities Co. Ltd., Class A	285,763	1,043,358
Xinhu Zhongbao Co. Ltd., Class A	695,157	415,807
Zhejiang China Commodities City Group Co. Ltd., Class A	449,098	442,485
Zhejiang China Commodities City Group Co. Ltd., Class A*	244,185	240,589
Zhongtian Urban Development Group Co. Ltd., Class A	478,600	465,740

		134,515,269

Health Care — 5.6%
Aier Eye Hospital Group Co. Ltd., Class A	101,032	505,237
Beijing SL Pharmaceutical Co. Ltd., Class A	103,476	448,338
Beijing Tongrentang Co. Ltd., Class A	176,277	735,938
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	98,064	340,179
Dong-E-E-Jiao Co. Ltd., Class A	134,919	949,779
Guangxi Wuzhou Zhongheng Group Co. Ltd., Class A	690,748	464,553
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	136,173	493,464
Huadong Medicine Co. Ltd., Class A	62,906	627,627
Hualan Biological Engineering, Inc., Class A	73,102	550,901
Jiangsu Hengrui Medicine Co. Ltd., Class A	301,049	2,099,619
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	180,235	694,453
Jointown Pharmaceutical Group Co. Ltd., Class A*	82,629	221,281
Kangmei Pharmaceutical Co. Ltd., Class A	789,048	1,790,841
Lepu Medical Technology Beijing Co. Ltd., Class A	111,283	609,886
Searainbow Holding Corp., Class A	182,498	1,097,149
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	289,564	847,547

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2016

	Number of Shares	Value
Health Care (Continued)
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	296,359	$829,194
Shanghai RAAS Blood Products Co. Ltd., Class A	140,430	799,899
Shenzhen Hepalink Pharmaceutical Co. Ltd., Class A	62,213	262,471
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	79,719	319,505
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	220,031	493,375
Tasly Pharmaceutical Group Co. Ltd., Class A	165,304	912,974
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A*	203,367	769,380
Yunnan Baiyao Group Co. Ltd., Class A	133,143	1,261,695

		18,125,285

Industrials — 14.7%
Air China Ltd., Class A	651,119	689,966
AVIC Aero-Engine Controls Co. Ltd., Class A	117,716	446,059
AVIC Aircraft Co. Ltd., Class A	281,078	741,206
Avic Aviation Engine Corp. PLC, Class A	198,723	1,018,505
AVIC Helicopter Co. Ltd., Class A	60,161	360,217
Beijing Originwater Technology Co. Ltd., Class A	386,899	904,546
BlueFocus Communication Group Co. Ltd., Class A	391,738	578,657
China Avionics Systems Co. Ltd., Class A	133,977	380,758
China Baoan Group Co. Ltd., Class A	323,800	630,198
China Communications Construction Co. Ltd., Class A	389,023	649,651
China COSCO Holdings Co. Ltd., Class A*	777,206	626,532
China CSSC Holdings Ltd., Class A*	177,164	608,926
China Eastern Airlines Corp. Ltd., Class A*	864,015	882,772
China First Heavy Industries, Class A	668,983	556,555
China Gezhouba Group Co. Ltd., Class A	701,912	628,705
China International Marine Containers Group Co. Ltd., Class A	193,861	421,450
China National Chemical Engineering Co. Ltd., Class A	502,980	417,686
China Railway Construction Corp. Ltd., Class A	882,270	1,354,144
China Railway Group Ltd., Class A	1,415,387	1,557,850
China Shipbuilding Industry Co. Ltd., Class A	2,332,434	2,177,694
China Shipping Container Lines Co. Ltd., Class A*	807,500	530,814
China Southern Airlines Co. Ltd., Class A	901,920	936,562
China Spacesat Co. Ltd., Class A	152,140	735,178
China State Construction Engineering Corp. Ltd., Class A	3,809,924	3,175,419
China XD Electric Co. Ltd., Class A	523,090	427,239
CITIC Heavy Industries Co. Ltd., Class A	331,000	277,382
CRRC Corp. Ltd., Class A	2,347,620	3,457,099
Daqin Railway Co. Ltd., Class A	1,513,560	1,493,569
Dongfang Electric Corp. Ltd., Class A	305,229	466,625

	Number of Shares	Value
Industrials (Continued)
Guangshen Railway Co. Ltd., Class A	861,350	$532,214
Hainan Airlines Co. Ltd., Class A	1,492,100	727,135
Han’s Laser Technology Industry Group Co. Ltd., Class A	213,477	745,403
Jihua Group Corp. Ltd., Class A	393,600	463,094
Juneyao Airlines Co. Ltd., Class A	36,600	148,301
Luxshare Precision Industry Co. Ltd., Class A	127,093	550,087
Metallurgical Corp. of China Ltd., Class A	1,239,500	705,651
NARI Technology Co. Ltd., Class A	370,676	755,195
Ningbo Port Co. Ltd., Class A*	985,800	820,128
Power Construction Corp. of China Ltd., Class A	1,072,406	978,467
Sany Heavy Industry Co. Ltd., Class A	969,044	748,814
Shandong Hi-speed Co. Ltd., Class A	165,600	134,502
Shanghai Construction Group Co. Ltd., Class A	539,682	321,171
Shanghai Electric Group Co. Ltd., Class A	750,900	889,178
Shanghai International Airport Co. Ltd., Class A	245,353	1,032,144
Shanghai International Port Group Co. Ltd., Class A*	831,453	661,426
Shanghai Tunnel Engineering Co. Ltd., Class A	400,233	524,368
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class A	95,674	268,125
Shenzhen Inovance Technology Co. Ltd., Class A	241,336	675,243
Siasun Robot & Automation Co. Ltd., Class A	277,653	1,077,818
Spring Airlines Co. Ltd., Class A	61,358	466,403
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	225,830	519,748
TBEA Co. Ltd., Class A	654,156	843,143
Tianjin Port Co. Ltd., Class A	211,092	286,498
Weichai Power Co. Ltd., Class A	616,109	742,661
XCMG Construction Machinery Co. Ltd., Class A	1,065,172	519,083
Xiamen C & D, Inc., Class A	958,812	1,427,316
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	402,369	922,388
XJ Electric Co. Ltd., Class A	156,093	343,134
Yingkou Port Liability Co. Ltd., Class A	495,200	261,621
Zhengzhou Yutong Bus Co. Ltd., Class A	338,606	1,007,542
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	1,117,122	705,515

		47,935,480

Information Technology — 7.6%
Aisino Co. Ltd., Class A	286,350	1,099,407
Beijing Shiji Information Technology Co. Ltd., Class A	83,112	336,889
Beijing Ultrapower Software Co. Ltd., Class A	303,064	403,963
Beijing Xinwei Telecom Technology Group Co. Ltd., Class A	284,576	766,847
BOE Technology Group Co. Ltd., Class A	6,046,358	2,175,477

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2016

	Number of Shares	Value
Information Technology (Continued)
DHC Software Co. Ltd., Class A	157,533	$492,602
Dongxu Optoelectronic Technology Co. Ltd., Class A	456,000	548,280
East Money Information Co. Ltd., Class A	540,283	1,803,677
Glodon Software Co. Ltd., Class A*	172,711	339,549
GoerTek, Inc., Class A	236,284	972,829
Guangzhou Haige Communication Group, Inc. Co., Class A	438,940	776,325
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	466,746	1,495,826
Hundsun Technologies, Inc., Class A	125,542	1,165,842
Iflytek Co. Ltd., Class A	230,979	1,017,963
Leshi Internet Information & Technology Corp. Beijing, Class A	289,127	2,215,963
Neusoft Corp., Class A	222,713	612,655
Ourpalm Co. Ltd., Class A*	405,900	658,116
People.cn Co. Ltd., Class A	139,239	359,142
Sanan Optoelectronics Co. Ltd., Class A	327,036	1,009,359
Shanghai 2345 Network Holding Group Co. Ltd., Class A*	72,600	285,903
Shenzhen O-film Tech Co. Ltd., Class A	185,946	823,729
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A*	421,127	549,434
Tsinghua Tongfang Co. Ltd., Class A	446,844	1,030,448
Universal Scientific Industrial Shanghai Co. Ltd., Class A	83,296	125,697
Wangsu Science & Technology Co., Ltd., Class A	122,152	1,243,588
Yonyou Network Technology Co. Ltd., Class A	154,099	444,962
Zhejiang Dahua Technology Co. Ltd., Class A	446,657	901,180
ZTE Corp., Class A	597,398	1,249,756

		24,905,408

Materials — 5.8%
Aluminum Corp. of China Ltd., Class A*	1,398,052	872,323
Angang Steel Co. Ltd., Class A	459,662	270,061
Anhui Conch Cement Co. Ltd., Class A	506,023	1,169,991
Baoshan Iron & Steel Co. Ltd., Class A*	1,258,036	1,010,325
BBMG Corp., Class A	318,014	385,267
China Hainan Rubber Industry Group Co. Ltd., Class A	289,600	243,129
China Minmetals Rare Earth Co. Ltd., Class A*	176,225	428,590
China Molybdenum Co. Ltd., Class A	660,005	386,764
China Northern Rare Earth Group High-Tech Co. Ltd., Class A*	555,293	1,267,893
Hainan Mining Co. Ltd., Class A	51,800	87,054
Hebei Iron & Steel Co. Ltd., Class A*	1,077,278	456,294
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	320,684	360,264
Inner Mongolian Baotou Steel Union Co. Ltd., Class A*	2,500,548	1,157,837
Jiangsu Kangde Xin Composite Material Co. Ltd., Class A*	330,201	1,653,261
Jiangxi Copper Co. Ltd., Class A	207,634	420,186

	Number of Shares	Value
Materials (Continued)
Jinduicheng Molybdenum Co. Ltd., Class A*	246,104	$312,347
Kingenta Ecological Engineering Group Co. Ltd., Class A	307,102	355,263
Luxin Venture Capital Group Co. Ltd., Class A	74,992	256,387
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	1,093,200	414,195
Qinghai Salt Lake Industry Co. Ltd., Class A	190,106	533,925
Shandong Gold Mining Co. Ltd., Class A	180,122	809,414
Shanxi Taigang Stainless Steel Co. Ltd., Class A*	568,800	274,599
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	334,638	499,391
Sinopec Shanghai Petrochemical Co. Ltd., Class A*	569,532	532,612
Tongling Nonferrous Metals Group Co. Ltd., Class A	959,020	375,629
Wanhua Chemical Group Co. Ltd., Class A	274,003	661,401
Wuhan Iron & Steel Co. Ltd., Class A	1,027,500	457,048
Xiamen Tungsten Co. Ltd., Class A*	113,782	463,108
Xinxing Ductile Iron Pipes Co. Ltd., Class A	556,700	426,801
Zhejiang Longsheng Group Co. Ltd., Class A	580,088	766,170
Zhongjin Gold Corp. Ltd., Class A	444,771	653,618
Zijin Mining Group Co. Ltd., Class A	2,435,351	1,131,346

		19,092,493

Telecommunication Services — 0.6%
China United Network Communications Ltd., Class A	2,164,715	1,314,538
Dr Peng Telcom & Media Group Co. Ltd., Class A	287,471	811,744

		2,126,282

Utilities — 4.3%
Beijing Capital Co. Ltd., Class A	472,968	287,213
Beijing Jingneng Power Co. Ltd., Class A	355,702	237,063
CECEP Wind-Power Corp., Class A	51,200	78,895
Chengdu Xingrong Environment Co. Ltd., Class A	454,900	370,854
China National Nuclear Power Co. Ltd., Class A*	1,199,800	1,262,276
China Yangtze Power Co. Ltd., Class A	1,662,905	3,145,558
Chongqing Water Group Co. Ltd., Class A*	140,100	144,843
Datang International Power Generation Co. Ltd., Class A	763,565	464,839
GD Power Development Co. Ltd., Class A	2,510,900	1,124,511
Guangdong Electric Power Development Co. Ltd., Class A	219,500	175,613
Guangdong Golden Dragon Development, Inc., Class A	120,500	352,701
Huadian Power International Corp. Ltd., Class A	618,359	495,664
Huaneng Power International, Inc., Class A	1,069,761	1,219,660

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2016

	Number of Shares	Value
Utilities (Continued)
Hubei Energy Group Co. Ltd., Class A	527,468	$378,765
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	739,950	347,115
SDIC Power Holdings Co. Ltd., Class A	863,775	870,725
Shanghai Electric Power Co. Ltd., Class A	212,600	340,831
Shenergy Co. Ltd., Class A	580,444	509,332
Shenzhen Energy Group Co. Ltd., Class A	302,600	299,063
Sichuan Chuantou Energy Co. Ltd., Class A	558,870	724,571
Tus-Sound Environmental Resources Co. Ltd., Class A	130,406	596,696

	Number of Shares	Value
Utilities (Continued)
Zhejiang Zheneng Electric Power Co. Ltd., Class A	684,490	$552,830

		13,979,618

TOTAL COMMON STOCKS (Cost $275,865,625)		323,979,843

TOTAL INVESTMENTS — 99.2% (Cost $275,865,625)†		$323,979,843
Other assets and liabilities, net — 0.8%		2,487,982

NET ASSETS — 100.0%		$326,467,825

*	Non-income producing security.
†	The cost for federal income tax purposes was $342,919,942. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $18,940,099. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,675,503 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $72,615,602.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks (a)	$304,738,500	$—	$19,241,343	$323,979,843

Total	$304,738,500	$—	$19,241,343	$323,979,843

(a)	See Schedule of Investments for additional detailed categorizations.

The following is a reconcilation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at May 31, 2015	$82,552,492
Purchases	37,441,286
Sales	(80,100,647)
Realized gain (loss)	13,756,790
Change in unrealized gain (loss)	(28,268,480)
Transfers into Level 3 (b)	55,373,249
Transfer out of Level 3 (b)	(61,513,347)
Balance at May 31, 2016	19,241,343
Change in unrealized gain (loss) related to Investments still held at May 31, 2016	(21,367,959)

(b)	During the year ended May 31, 2016, the amount of transfers between Level 1 and Level 3 was $55,373,249 and between Level 3 and Level 1 was $61,513,347. Investments were transferred from Level 1 to Level 3 as a result of a halt in trading on a securities exchange. Investments were transferred from Level 3 to Level 1 as a result of the resumption of trading on a securities exchange.

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2016

Transfers between price levels are recognized at the beginning of the reporting period.

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments include the last traded price on the Exchange for securities suspended from trading adjusted for proxy (the movement in the applicable sector index) with a range of -43% to 9% with a weighted average range of approximately -8%. A significant change between last traded price, adjusted for proxy, and the price of a security once it resumes trading on the securities exchange could result in a material change in the fair value measurement.

Asset Class	Fair Value at 5/31/2016	Valuation Technique	Unobservable Input
Common Stock: Materials	$414,195	Market Approach	Last traded price adjusted for proxy.
Common Stock: Industrials	1,427,315	Market Approach	Last traded price adjusted for proxy.
Common Stock: Information Technology	3,257,999	Market Approach	Last traded price adjusted for proxy.
Common Stock: Financials	5,930,624	Market Approach	Last traded price adjusted for proxy.
Common Stock: Consumer Discretionary	8,211,210	Market Approach	Last traded price adjusted for proxy.

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.6%
Consumer Discretionary — 15.1%
Anhui Jianghuai Automobile Co. Ltd., Class A	36,000	$61,321
Anhui Xinhua Media Co. Ltd., Class A	6,900	25,486
Anhui Zhongding Sealing Parts Co. Ltd., Class A	25,700	82,909
Beijing Dahao Technology Corp. Ltd., Class A	1,700	8,362
Beijing HualuBaina Film & TV Co. Ltd., Class A*	14,600	53,196
Besttone Holdings Co. Ltd., Class A	9,500	23,100
Central China Land Media Co. Ltd., Class A	4,000	8,593
Changjiang Publishing & Media Co. Ltd., Class A	24,000	32,938
Chengdu B-Ray Media Co. Ltd., Class A*	31,900	42,714
China Automotive Engineering Research Institute Co. Ltd., Class A*	14,900	18,639
China CYTS Tours Holding Co. Ltd., Class A	24,100	72,699
China Shipbuilding Industry Group Power Co. Ltd., Class A	15,300	73,260
China Television Media Ltd., Class A	5,000	18,521
Chongqing Department Store Co. Ltd., Class A	9,500	30,042
Chongqing Zongshen Power Machinery Co. Ltd., Class A*	28,700	44,268
Dashang Group Co. Ltd., Class A	12,300	73,777
DMG Entertainment and Media Co. Ltd., Class A	9,300	33,885
Dongfeng Automobile Co. Ltd., Class A	33,300	31,950
Eastern Gold Jade Co. Ltd., Class A*	27,500	36,113
Elec-Tech International Co. Ltd., Class A	40,700	35,466
Fangda Special Steel Technology Co. Ltd., Class A	20,200	15,088
FAWER Automotive Parts Co. Ltd., Class A	19,300	21,184
Fujian Funeng Co. Ltd., Class A	10,100	16,729
Fujian Septwolves Industry Co. Ltd., Class A	19,000	28,325
Guangdong Advertising Group Co. Ltd., Class A	38,480	78,631
Guangdong Chj Industry Co. Ltd., Class A	17,800	26,726
Guangzhou Pearl River Piano Group Co. Ltd., Class A	8,000	14,513
Guirenniao Co. Ltd., Class A	4,700	18,216
Haima Automobile Group Co. Ltd., Class A*	48,300	37,103
Hang Zhou Great Star Industrial Co. Ltd., Class A	22,653	72,186
Hangzhou Robam Appliances Co. Ltd., Class A*	9,865	76,650
Hefei Department Store Group Co. Ltd., Class A	22,800	27,102
Hisense Kelon Electrical Holdings Co. Ltd., Class A*	13,199	16,291

	Number of Shares	Value
Consumer Discretionary (Continued)
Hunan Friendship & Apollo Cmmericial Co. Ltd., Class A	14,900	$26,240
Jiangling Motors Corp. Ltd., Class A	8,800	32,237
Jiangsu Hongtu High Technology Co. Ltd., Class A	57,900	133,505
Jiangsu Sunshine Co. Ltd., Class A*	58,600	36,831
Jinzhou Cihang Group Co. Ltd., Class A*	17,200	38,228
Jishi Media Co. Ltd., Class A	88,300	55,766
Joyoung Co. Ltd., Class A	12,800	35,056
KingClean Electric Co. Ltd., Class A	1,700	9,559
Lifan Industry Group Co. Ltd., Class A	15,800	23,866
Loncin Motor Co. Ltd., Class A	17,600	47,374
Luolai Lifestyle Technology Co. Ltd., Class A	10,655	20,834
Luthai Textile Co. Ltd., Class A	17,900	30,653
Markor International Home Furnishings Co. Ltd., Class A	14,900	27,393
Materials Industry Zhongda Group Co. Ltd., Class A	27,100	50,192
Nanjing Central Emporium, Class A	22,000	22,110
NavInfo Co. Ltd., Class A*	25,000	121,641
Ningbo Huaxiang Electronic Co. Ltd., Class A	17,300	54,419
Ningbo Joyson Electronic Corp., Class A	14,200	79,009
Ningbo Shanshan Co. Ltd., Class A	12,000	54,836
Rainbow Department Store Co. Ltd., Class A	9,100	17,366
Rastar Group, Class A*	29,800	58,262
Shaanxi Broadcast & TV Network Intermediary Co. Ltd., Class A	15,500	29,508
Shanghai Haixin Group Co., Class A	30,300	67,251
Shanghai Jinjiang International Hotels Development Co. Ltd., Class A	8,188	45,906
Shanghai Metersbonwe Fashion & Accessories Co. Ltd., Class A*	53,850	38,914
Shanghai New World Co. Ltd., Class A	17,642	32,274
Shanghai Xinhua Media Co. Ltd., Class A	19,900	23,837
Shanghai Yuyuan Tourist Mart Co. Ltd., Class A	42,000	69,564
Shenzhen Fenda Technology Co. Ltd., Class A	15,800	36,292
Shenzhen Fuanna Bedding and Furnishing Co. Ltd., Class A*	16,200	20,118
Shenzhen Topway Video Communication Co. Ltd., Class A	5,875	15,234
Sichuan Chengfei Integration Technology Corp., Class A	8,000	42,898
Sinomach Automobile Co. Ltd., Class A	10,950	20,680
Sou Yu Te Fashion Co. Ltd., Class A	16,862	31,435
Time Publishing and Media Co. Ltd., Class A*	7,900	22,823
Visual China Group Co. Ltd., Class A*	11,600	40,944
Wangfujing Group Co. Ltd., Class A	11,100	34,950
Wenfeng Great World Chain Development Corp., Class A*	36,050	29,006
Wuhan Department Store Group Co. Ltd., Class A*	12,561	30,091

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2016

	Number of Shares	Value
Consumer Discretionary (Continued)
Wuxi Little Swan Co. Ltd., Class A	9,405	$42,549
Yantai Tayho Advanced Materials Co. Ltd., Class A	17,800	38,156
Yihua Lifestyle Technology Co. Ltd., Class A	48,900	84,110
Yotrio Group Co. Ltd., Class A	44,940	51,442
Zhejiang Aokang Shoes Co. Ltd., Class A	4,600	14,330
Zhejiang Orient Holdings Co., Class A	18,200	50,330
Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A	37,400	91,640

		3,235,642

Consumer Staples — 5.7%
Angel Yeast Co. Ltd., Class A	21,300	49,119
Anhui Gujing Distillery Co. Ltd., Class A	4,700	30,425
Anhui Kouzi Distillery Co. Ltd., Class A*	2,300	12,322
Beijing Sanyuan Foods Co. Ltd., Class A*	19,000	24,085
Beijing Shunxin Agriculture Co. Ltd., Class A	16,300	55,109
Better Life Commercial Chain Share Co. Ltd., Class A	14,830	26,994
Bright Dairy & Food Co. Ltd., Class A*	25,300	46,897
China Animal Husbandry Industry Co. Ltd., Class A	8,100	22,295
Chongqing Brewery Co. Ltd., Class A	9,200	23,227
Chuying Agro-pastoral Group Co. Ltd., Class A*	21,900	58,482
Fujian Sunner Development Co. Ltd., Class A*	18,600	73,756
Gansu Yasheng Industrial Group Co. Ltd., Class A	64,400	49,373
Guangdong Haid Group Co. Ltd., Class A	25,100	64,589
Guangzhou Zhujiang Brewery Co. Ltd., Class A	7,300	13,044
Hebei Chengde Lolo Co., Class A	24,541	37,480
Hunan Dakang International Food & Agriculture Co. Ltd., Class A*	35,800	38,598
Jiangsu King’s Luck Brewery JSC Ltd., Class A	21,377	40,340
Jonjee High-Tech Industrial and Commercial Holding Co. Ltd., Class A	23,400	42,843
Laobaixing Pharmacy Chain JSC, Class A*	3,500	25,005
Muyuan Foodstuff Co. Ltd., Class A	6,600	52,193
Qinghai Huzhu Barley Wine Co. Ltd., Class A	6,900	21,034
Sanquan Food Co. Ltd., Class A	13,100	16,049
Shandong Denghai Seeds Co. Ltd., Class A	13,550	30,918
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	11,100	38,017
Shanghai Feilo Acoustics Co. Ltd., Class A	28,425	47,943
Shanghai Maling Aquarius Co. Ltd., Class A	19,700	37,115
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A*	11,000	34,902

	Number of Shares	Value
Consumer Staples (Continued)
V V Food & Beverage Co. Ltd., Class A	32,300	$30,353
Xinjiang Guannong Fruit & Antler Group Co. Ltd., Class A*	18,400	21,034
Yantai Changyu Pioneer Wine Co. Ltd., Class A	5,400	31,300
Yuan Longping High-tech Agriculture Co. Ltd., Class A	26,400	75,829
Yunnan Hongxiang Yixintang Pharmaceutical Co. Ltd., Class A	8,800	29,912
Zhejiang Guyuelongshan Shaoxing Wine Co. Ltd., Class A	20,460	29,322

		1,229,904

Energy — 1.8%
Anhui Hengyuan Coal Industry and Electricity Power Co. Ltd., Class A*	19,000	15,663
Anyuan Coal Industry Group Co. Ltd., Class A*	26,600	17,647
Beijing Haohua Energy Resource Co. Ltd., Class A	18,500	18,031
Changzheng Engineering Co. Ltd., Class A	2,900	11,530
Datong Coal Industry Co. Ltd., Class A	34,600	27,450
Gansu Jingyuan Coal Industry and Electricity Power Co. Ltd., Class A	19,000	10,240
Geo-Jade Petroleum Corp., Class A*	46,940	59,076
Guizhou Panjiang Refined Coal Co. Ltd., Class A	27,400	35,690
Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia, Class A	12,500	13,796
Oriental Energy Co. Ltd., Class A	28,600	42,247
PetroChina Jinhong Energy Investment Co. Ltd., Class A	10,100	24,809
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	49,485	30,501
Shanxi Guoxin Energy Corp. Ltd., Class A	11,300	19,883
Sinopec Oilfield Equipment Corp., Class A*	5,700	13,136
Yang Quan Coal Industry Group Co. Ltd., Class A*	50,400	47,362

		387,061

Financials — 8.2%
Anxin Trust Co. Ltd., Class A	36,253	92,353
Beijing Capital Development Co. Ltd., Class A*	46,400	72,485
Beijing Centergate Technologies (Holding) Co. Ltd., Class A*	20,700	25,643
Beijing Homyear Capital Holdings Co. Ltd., Class A	35,830	52,600
China Sports Industry Group Co. Ltd., Class A	28,101	81,227
Cinda Real Estate Co. Ltd., Class A	29,200	22,254
Citychamp Dartong Co. Ltd., Class A	43,200	43,154
COFCO Property Group Co. Ltd., Class A	37,200	53,595
Deluxe Family Co. Ltd., Class A	52,400	69,527
Greattown Holdings Ltd., Class A	44,900	64,688

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2016

	Number of Shares	Value
Financials (Continued)
Guangdong Highsun Group Co. Ltd., Class A	47,070	$36,944
Haining China Leather Market Co. Ltd., Class A	23,300	34,029
Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	38,300	39,887
HNA Investment Group Co. Ltd., Class A	60,000	48,459
Huafa Industrial Co. Ltd. Zhuhai, Class A*	29,100	48,330
Huayuan Property Co. Ltd., Class A	27,900	20,119
Hubei Fuxing Science And Technology Co. Ltd., Class A	23,800	40,648
Jinke Properties Group Co. Ltd., Class A	101,000	56,426
Macrolink Real Estate Co. Ltd., Class A*	22,100	24,693
Myhome Real Estate Development Group Co. Ltd., Class A	84,600	46,365
Nanjing Gaoke Co. Ltd., Class A*	22,725	51,509
Shaanxi International Trust Co. Ltd., Class A	50,400	43,154
Shanghai AJ Group Co. Ltd., Class A*	47,580	67,755
Shanghai Industrial Development Co. Ltd., Class A	16,500	24,473
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class A	9,800	34,338
Shanghai Shimao Co. Ltd., Class A	24,000	36,034
Shenzhen Huaqiang Industry Co. Ltd., Class A	8,700	33,746
Shenzhen World Union Properties Consultancy, Inc., Class A	33,110	38,503
Shenzhen Zhenye Group Co. Ltd., Class A	39,300	44,031
Shunfa Hengye Corp., Class A	34,242	26,200
Suning Universal Co. Ltd., Class A	77,090	135,023
Sunshine City Group Co. Ltd., Class A	50,750	46,536
Suzhou New District Hi-Tech Industrial Co. Ltd., Class A	29,400	39,188
Thaihot Group Co. Ltd., Class A	15,400	45,824
Tianjin Jinbin Development Co. Ltd., Class A*	51,000	31,048
Tibet Urban Development and Investment Co. Ltd., Class A	11,200	27,426
Zhejiang China Light & Textile Industrial City Group Co. Ltd., Class A*	28,340	25,771
Zhonghong Holding Co. Ltd., Class A*	76,880	32,447

		1,756,432

Health Care — 12.6%
Beijing Tiantan Biological Products Corp. Ltd., Class A*	10,900	47,641
Changchun High & New Technology Industries, Inc., Class A	5,700	79,265
China National Accord Medicines Corp. Ltd., Class A	5,100	50,481
China National Medicines Corp. Ltd., Class A	12,400	51,678
China Resources Double Crane Pharmaceutical Co. Ltd., Class A*	15,000	41,673
Chongqing Zhifei Biological Products Co. Ltd., Class A	26,200	55,089

	Number of Shares	Value
Health Care (Continued)
Da An Gene Co. Ltd. of Sun Yat-Sen University, Class A	18,720	$80,484
Guangdong Zhongsheng Pharmaceutical Co. Ltd., Class A	17,300	28,680
Guizhou Xinbang Pharmaceutical Co. Ltd., Class A*	28,450	38,872
Guizhou Yibai Pharmaceutical Co. Ltd., Class A	25,900	60,906
Hainan Haiyao Co. Ltd., Class A	35,600	57,180
Haisco Pharmaceutical Group Co. Ltd., Class A	13,600	33,241
Harbin Gloria Pharmaceuticals Co. Ltd., Class A*	11,650	49,310
Harbin Pharmaceutical Group Co. Ltd., Class A	61,120	76,365
HeiLongJiang ZBD Pharmaceutical Co. Ltd., Class A*	3,100	22,755
Hengkang Medical Group Co. Ltd., Class A*	55,762	114,588
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	9,700	34,680
Humanwell Healthcare Group Co. Ltd., Class A	36,700	92,488
Hunan Er-Kang Pharmaceutical Co. Ltd., Class A	25,800	57,969
Hybio Pharmaceutical Co. Ltd., Class A*	18,700	53,287
Jiangsu Kanion Pharmaceutical Co. Ltd., Class A	15,040	40,049
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	11,790	57,455
Jiangzhong Pharmaceutical Co. Ltd., Class A	6,906	31,840
Jilin Zixin Pharmaceutical Industrial Co. Ltd., Class A*	10,000	21,087
Jinling Pharmaceutical Co. Ltd., Class A	11,500	22,923
Jinyu Bio-Technology Co. Ltd., Class A*	23,434	98,297
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	33,000	45,890
KPC Pharmaceuticals, Inc., Class A	22,598	44,977
Livzon Pharmaceutical Group, Inc., Class A	4,940	32,271
Mayinglong Pharmaceutical Group Co. Ltd., Class A	12,500	37,062
North China Pharmaceutical Co. Ltd., Class A*	34,200	33,333
Renhe Pharmacy Co. Ltd., Class A*	35,525	40,503
Shanghai Dingli Technology Development Group Co. Ltd., Class A	28,600	35,749
Shanghai Kaibao Pharmaceutical Co. Ltd., Class A	21,080	31,138
Shanghai Kehua Bio-Engineering Co. Ltd., Class A	17,000	49,242
Shenzhen Neptunus Bioengineering Co. Ltd., Class A*	61,750	69,840
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A*	18,800	44,239

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2016

	Number of Shares	Value
Health Care (Continued)
Shinva Medical Instrument Co. Ltd., Class A	11,869	$43,065
Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	16,900	36,407
Tianjin ZhongXin Pharmaceutical Group Corp. Ltd., Class A	8,662	22,040
Winning Health Technology Group Co. Ltd., Class A	23,910	81,672
Xiangxue Pharmaceutical Co. Ltd., Class A*	19,210	41,295
Yabao Pharmaceutical Group Co. Ltd., Class A*	22,980	35,585
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	12,450	71,804
Zhejiang Conba Pharmaceutical Co. Ltd., Class A	27,760	40,416
Zhejiang Dian Diagnostics Co. Ltd., Class A	13,640	65,208
Zhejiang Hisun Pharmaceutical Co. Ltd., Class A	23,700	41,485
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A*	19,833	95,206
Zhejiang Medicine Co. Ltd., Class A	27,030	55,151
Zhejiang NHU Co. Ltd., Class A	22,800	69,539
Zhejiang Xianju Pharmaceutical Co. Ltd., Class A	14,500	22,982
Zhongyuan Union Cell & Gene Engineering Corp. Ltd., Class A*	13,100	75,831
Zhuhai Hokai Medical Instruments Co. Ltd., Class A*	19,540	47,671

		2,707,884

Industrials — 22.0%
Anhui Heli Co. Ltd., Class A	16,380	24,121
Anhui Wanjiang Logistics Group Co. Ltd., Class A*	45,500	31,291
Apex Technology Co. Ltd., Class A	7,200	52,992
AVIC Electromechanical Systems Co. Ltd., Class A	17,690	48,717
Avic Heavy Machinery Co. Ltd., Class A	19,300	41,870
Baotou Beifang Chuangye Co. Ltd., Class A	27,000	42,260
Beibuwan Port Co. Ltd., Class A*	3,600	9,107
Beijing New Building Materials PLC, Class A	22,300	30,198
Beijing Shouhang Resources Saving Co. Ltd., Class A	41,255	50,293
Beijing Sifang Automation Co. Ltd., Class A*	16,000	23,294
Beijing SPC Environmental Protection Tech Co. Ltd., Class A*	40,300	112,696
Black Peony Group Co. Ltd., Class A	12,100	14,714
Camel Group Co. Ltd., Class A	17,900	47,474
CCS Supply Chain Management Co. Ltd., Class A*	12,673	27,474
Changjiang & Jinggong Steel Building Group Co. Ltd., Class A*	44,300	28,717

	Number of Shares	Value
Industrials (Continued)
Changyuan Group Ltd., Class A	35,500	$87,901
Chengdu Huaze Cobalt & Nickel Material Co. Ltd., Class A*	11,200	22,692
China Aerospace Times Electronics Co. Ltd., Class A	33,600	69,985
China CAMC Engineering Co. Ltd., Class A	12,900	44,691
China Meheco Co. Ltd., Class A	21,300	49,669
China Railway Erju Co. Ltd., Class A	30,100	51,728
China Railway Tielong Container Logistics Co. Ltd., Class A*	38,300	36,806
China Shipping Development Co. Ltd., Class A	57,100	54,092
Citic Offshore Helicopter Co. Ltd., Class A*	17,901	36,960
CMST Development Co. Ltd., Class A*	45,000	51,579
CNHTC Jinan Truck Co. Ltd., Class A	11,320	15,673
COSCO Shipping Co. Ltd., Class A	35,800	32,121
Dalian Huarui Heavy Industry Group Co. Ltd., Class A	14,976	18,530
Dalian Port PDA Co. Ltd., Class A	56,500	47,605
Dazhong Transportation Group Co. Ltd., Class A	34,300	56,030
Dongjiang Environmental Co. Ltd., Class A	16,700	45,179
East China Engineering Science and Technology Co. Ltd., Class A	6,800	18,985
Fangda Carbon New Material Co. Ltd., Class A*	42,200	55,993
Far East Smarter Energy Co. Ltd., Class A*	26,100	33,601
Foshan Electrical and Lighting Co. Ltd., Class A	28,340	44,186
Fujian Longking Co. Ltd., Class A	35,100	66,555
Gem-Year Industrial Co. Ltd., Class A	18,300	22,448
Guangdong Guangzhou Daily Media Co. Ltd., Class A	17,980	23,911
Guangxi Liugong Machinery Co. Ltd., Class A	30,600	30,753
Guangzhou Baiyun International Airport Co. Ltd., Class A	19,233	35,739
Guangzhou Guangri Stock Co. Ltd., Class A*	17,500	37,752
Guizhou Changzheng Tiancheng Holding Co. Ltd., Class A	15,600	25,862
Guizhou Space Appliance Co. Ltd., Class A	10,870	34,902
Hangzhou Hangyang Co. Ltd., Class A	9,500	10,586
Harbin Boshi Automation Co. Ltd., Class A	7,870	21,852
Henan Pinggao Electric Co. Ltd., Class A	28,100	61,515
Henan Senyuan Electric Co. Ltd., Class A	13,300	36,041
Hongfa Technology Co. Ltd., Class A	10,680	47,117
Huadian Heavy Industries Co. Ltd., Class A	9,600	13,452
Hunan Corun New Energy Co. Ltd., Class A*	39,747	68,307

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2016

	Number of Shares	Value
Industrials (Continued)
Hunan Jiangnan Red Arrow Co. Ltd., Class A	21,147	$36,663
Ingenious Ene-Carbon New Materials Co. Ltd., Class A*	54,700	72,443
Jangho Group Co. Ltd., Class A	18,200	30,421
Jiangsu Nonghua Intelligent Agricultural Technology Co. Ltd., Class A	47,300	42,008
Jiangsu Sunrain Solar Energy Co. Ltd., Class A*	12,900	16,607
Jiangsu Yueda Investment Co. Ltd., Class A	28,400	35,570
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	18,600	49,331
Jiangsu Zhongtian Technology Co. Ltd., Class A	30,000	103,431
Jiangsu Zongyi Co. Ltd., Class A*	32,800	60,750
Jiangxi Hongdu Aviation Industry Co. Ltd., Class A	17,600	49,297
Keda Clean Energy Co. Ltd., Class A*	23,200	51,317
Lanzhou LS Heavy Equipment Co. Ltd., Class A*	8,200	15,486
MeiDu Energy Corp., Class A*	51,271	37,050
Mesnac Co. Ltd., Class A*	27,100	45,585
Minmetals Development Co. Ltd., Class A	17,400	48,631
Neway Valve Suzhou Co. Ltd., Class A	8,700	22,176
North Navigation Control Technology Co. Ltd., Class A	15,300	51,379
Orient Group, Inc., Class A	54,984	56,846
Palm Eco-Town Development Co. Ltd., Class A	33,350	53,870
Pubang Landscape Architecture Co. Ltd., Class A	33,319	36,229
Qingdao Hanhe Cable Co. Ltd., Class A	54,900	36,922
Rizhao Port Co. Ltd., Class A	75,750	48,530
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	20,200	64,584
Shanghai Lansheng Corp., Class A	8,300	33,682
Shanghai M&G Stationery, Inc., Class A	5,000	14,362
Shanghai Mechanical and Electrical Industry Co. Ltd., Class A	13,600	40,344
Shanghai Pudong Road & Bridge Construction Co. Ltd., Class A	23,199	37,227
Shanghai Zhenhua Heavy Industries Co. Ltd., Class A*	69,500	45,264
Shanghai Zhixin Electric Co. Ltd., Class A	27,460	37,102
Shantui Construction Machinery Co. Ltd., Class A*	41,300	32,102
Shanxi Coal International Energy Group Co. Ltd., Class A*	39,700	18,563
Shenzhen Desay Battery Technology Co., Class A	4,800	28,638
Shenzhen Glory Medical Co. Ltd., Class A	9,218	31,431
Shenzhen Grandland Decoration Group Co. Ltd., Class A	10,500	30,956
Shenzhen Hifuture Electric Co. Ltd., Class A*	32,400	64,092

	Number of Shares	Value
Industrials (Continued)
Shenzhen Hongtao Decoration Co. Ltd., Class A	29,050	$44,984
Shenzhen Tagen Group Co. Ltd., Class A	17,300	32,987
Shenzhen Yan Tian Port Holding Co. Ltd., Class A	30,700	29,782
Shuangliang Eco-Energy Systems Co. Ltd., Class A	32,400	28,431
Sichuan Road & Bridge Co. Ltd., Class A	75,800	44,419
Sieyuan Electric Co. Ltd., Class A	21,680	34,296
Sinochem International Corp., Class A	43,700	59,775
Sinoma International Engineering Co. Ltd., Class A	42,750	41,471
Sinotrans Air Transportation Development Co. Ltd., Class A	15,100	39,772
SUFA Technology Industry Co. Ltd. CNNC, Class A	12,520	42,405
Sungrow Power Supply Co. Ltd., Class A	16,500	54,633
Suzhou Anjie Technology Co. Ltd., Class A	6,000	33,612
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A*	13,900	40,094
Taiyuan Heavy Industry Co. Ltd., Class A*	69,900	42,341
TangShan Port Group Co. Ltd., Class A	66,780	40,046
Tianjin Benefo Tejing Electric Co. Ltd., Class A*	7,600	15,760
Tianjin Capital Environmental Protection Group Co. Ltd., Class A	16,600	19,405
Tianjin TEDA Co. Ltd., Class A	41,100	29,139
Tianjin Tianhai Investment Co. Ltd., Class A*	12,600	11,734
Tianma Bearing Group Co. Ltd., Class A	22,400	21,594
Wolong Electric Group Co. Ltd., Class A	21,665	34,535
Xiamen ITG Group Corp. Ltd., Class A	48,448	57,958
Xi’an Shaangu Power Co. Ltd., Class A*	27,350	26,491
Xiandai Investment Co. Ltd., Class A	29,500	30,409
Xiangtan Electric Manufacturing Co. Ltd., Class A	15,500	26,449
Xinjiang Urban Construction Group Co. Ltd., Class A	20,700	22,458
Zhefu Holding Group Co. Ltd., Class A	57,400	47,944
Zhejiang Dun’an Artificial Environment Co. Ltd., Class A*	23,100	35,911
Zhejiang Kaishan Compressor Co. Ltd., Class A	18,000	39,800
Zhejiang Sanhua Co. Ltd., Class A	36,980	51,481
Zhejiang Wanma Co. Ltd., Class A	23,062	67,187
Zhejiang Weiming Environment Protection Co. Ltd., Class A*	1,700	8,377
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	40,100	34,944
Zhongli Science and Technology Group Co. Ltd., Class A	11,800	30,669
Zhongshan Broad Ocean Motor Co. Ltd., Class A	7,800	12,789

		4,708,987

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2016

	Number of Shares	Value
Information Technology — 15.8%
Accelink Technologies Co. Ltd., Class A	3,100	$28,162
Addsino Co. Ltd., Class A*	33,900	78,928
Beijing Jetsen Technology Co. Ltd., Class A	21,400	56,075
Beijing Jingyuntong Technology Co. Ltd., Class A	22,900	22,424
Beijing Sevenstar Electronics Co. Ltd., Class A*	7,200	32,846
Beijing Teamsun Technology Co. Ltd., Class A	36,060	59,397
Beijing Zhong Ke San Huan High-Tech Co. Ltd., Class A	35,500	87,362
Bright Oceans Inter-Telecom Corp., Class A*	18,400	37,878
China Aviation Optical-Electrical Technology Co. Ltd., Class A	12,510	75,550
China Greatwall Computer Shenzhen Co. Ltd., Class A*	27,500	45,882
China National Software & Service Co. Ltd., Class A	11,900	42,654
China Security & Fire Co. Ltd., Class A	32,509	98,816
China TransInfo Technology Co. Ltd., Class A	21,800	53,614
China Wafer Level CSP Co. Ltd., Class A	3,900	19,728
Dalian Zeus Entertainment Group Co. Ltd., Class A	2,300	30,706
Datang Telecom Technology Co. Ltd., Class A*	21,900	58,914
Dawning Information Industry Co. Ltd., Class A	7,600	42,725
Eastern Communications Co. Ltd., Class A	15,392	18,157
EGing Photovoltaic Technology Co. Ltd., Class A	23,920	26,436
Fiberhome Telecommunication Technologies Co. Ltd., Class A*	21,300	77,704
Focus Technology Co. Ltd., Class A	1,600	15,303
Founder Technology Group Corp., Class A	92,300	60,253
Fujian Newland Computer Co. Ltd., Class A*	28,940	80,481
Fujian Star-net Communication Co. Ltd., Class A*	13,700	39,413
Greatwall Information Industry Co. Ltd., Class A*	27,600	73,955
Guangdong Ellington Electronics Technology Co. Ltd., Class A	5,500	24,473
Guangdong Fenghua Advanced Technology Holding Co. Ltd., Class A	20,700	30,329
Guomai Technologies, Inc., Class A	16,700	28,243
Hangzhou First PV Material Co. Ltd., Class A	2,300	13,132
Hangzhou Silan Microelectronics Co. Ltd., Class A*	29,380	32,159
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	17,600	40,186
Hengtong Optic-electric Co. Ltd., Class A*	35,900	65,892

	Number of Shares	Value
Information Technology (Continued)
Holitech Technology Co. Ltd., Class A	23,700	$52,423
Huagong Tech Co. Ltd., Class A	26,300	74,584
Insigma Technology Co. Ltd., Class A*	30,600	52,401
Invengo Information Technology Co. Ltd., Class A	24,500	53,002
Jiangsu Changjiang Electronics Technology Co. Ltd., Class A*	30,400	87,088
Jiangsu Protruly Vision Technology Group Co. Ltd., Class A*	37,100	79,190
Julong Co. Ltd., Class A	11,495	37,171
MLS Co. Ltd., Class A	1,700	8,220
Ningbo Yunsheng Group Co. Ltd., Class A	15,700	61,280
North Electro-Optic Co. Ltd., Class A	6,400	22,026
Shanghai Aerospace Automobile Electromechanical Co., Class A	36,300	58,415
Shanghai Belling Co. Ltd., Class A	22,500	53,048
Shanghai East China Computer Co. Ltd., Class A	5,000	27,182
Shengyi Technology Co. Ltd., Class A*	30,100	43,822
Shenzhen Everwin Precision Technology Co. Ltd., Class A	18,880	62,370
Shenzhen Infogem Technologies Co. Ltd., Class A	11,070	54,165
Shenzhen Kaifa Technology Co. Ltd., Class A	30,700	39,942
Shenzhen Laibao Hi-tech Co. Ltd., Class A	20,400	36,731
Shenzhen Tat Fook Technology Co. Ltd., Class A	11,040	50,096
Sinodata Co. Ltd., Class A*	7,100	58,130
Taiji Computer Corp. Ltd., Class A	8,600	45,187
Telling Telecommunication Holding Co. Ltd., Class A*	27,500	54,900
Tianma Microelectronics Co. Ltd., Class A	23,200	74,492
Tongfang Guoxin Electronics Co. Ltd., Class A	10,000	62,305
United Electronics Co. Ltd., Class A	7,100	40,970
Venustech Group, Inc., Class A*	25,400	92,474
Vtron Technologies Ltd., Class A	23,900	55,877
Wuhan Fingu Electronic Technology Co. Ltd., Class A	8,500	14,208
Wuhan Guide Infrared Co. Ltd., Class A	10,100	34,086
Wuhu Token Science Co. Ltd., Class A	34,400	73,845
WUS Printed Circuit Kunshan Co. Ltd., Class A*	49,340	45,168
Xiamen Faratronic Co. Ltd., Class A	5,800	40,038
Xi’an LONGi Silicon Materials Co. Ltd., Class A	43,300	79,146
YGSOFT, Inc., Class A	19,907	40,769
Youzu Interactive Co. Ltd., Class A	13,700	65,016
Zhejiang Crystal-Optech Co. Ltd., Class A	18,750	68,146

		3,395,690

Materials — 15.5%
Advanced Technology & Materials Co. Ltd., Class A*	24,804	56,898
Baoji Titanium Industry Co. Ltd., Class A	8,200	20,590

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2016

	Number of Shares	Value
Materials (Continued)
Befar Group Co. Ltd., Class A	31,800	$23,607
Beijing Lier High-temperature Materials Co. Ltd., Class A	23,000	17,424
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	23,808	57,469
Beijing Sanju Environmental Protection and New Material Co. Ltd., Class A	23,884	97,900
China Jushi Co. Ltd., Class A	40,440	57,035
China Nonferrous Metal Industry’s Foreign Engineering and Construction Co. Ltd., Class A	24,800	60,918
Chongqing Iron & Steel Co. Ltd., Class A*	82,300	31,611
Cofco Biochemical Co. Ltd., Class A	39,385	64,695
CSG Holding Co. Ltd., Class A	43,200	72,470
ENN Energy Chemicals Co. Ltd., Class A	12,600	25,039
FSPG Hi-Tech Co. Ltd., Class A*	31,950	40,792
Gansu Qilianshan Cement Group Co. Ltd., Class A	23,800	23,811
GEM Co. Ltd., Class A*	41,151	88,212
Guangdong Guanhao High-Tech Co. Ltd., Class A	31,645	44,006
Guangdong Hec Technology Holding Co. Ltd., Class A	70,605	69,779
Guangdong Tapai Group Co. Ltd., Class A	13,800	17,179
Henan Shenhuo Coal & Power Co. Ltd., Class A*	47,600	29,267
Hengyi Petrochemical Co. Ltd., Class A*	16,600	24,672
Huapont Life Sciences Co. Ltd., Class A*	51,550	72,391
Huaxin Cement Co. Ltd., Class A	8,280	8,209
Hubei Kaile Science & Technology Co. Ltd., Class A*	18,500	38,056
Hubei Xingfa Chemicals Group Co. Ltd., Class A	12,100	19,306
Hunan Gold Corp. Ltd., Class A*	28,500	51,055
Inner Mongolia Xingye Mining Co. Ltd., Class A	25,300	23,775
Jiangsu Wuzhong Industrial Co., Class A	22,800	59,060
Jiangsu Yabang Dyestuff Co. Ltd., Class A*	14,700	39,188
Jiaozuo Wanfang Aluminum Manufacturing Co. Ltd., Class A*	35,000	33,442
Jilin Yatai Group Co. Ltd., Class A*	76,653	57,138
Juli Sling Co. Ltd., Class A	31,800	27,614
Kailuan Energy Chemical Co. Ltd., Class A	25,200	19,971
Kingfa Sci & Tech Co. Ltd., Class A	63,800	60,342
Lianhe Chemical Technology Co. Ltd., Class A	24,359	50,515
Luxi Chemical Group Co. Ltd., Class A	39,600	27,775
Maanshan Iron & Steel Co. Ltd., Class A*	123,400	46,085
Nanjing Iron & Steel Co. Ltd., Class A*	80,800	29,440
Nanjing Redsun Co. Ltd., Class A*	9,700	18,731
ORG Packaging Co. Ltd., Class A	57,850	76,232
Rising Nonferrous Metals Share Co. Ltd., Class A*	5,400	55,008

	Number of Shares	Value
Materials (Continued)
Rongsheng Petro Chemical Co. Ltd., Class A	9,500	$17,610
Shaanxi Ligeance Mineral Resources Co. Ltd., Class A	18,800	61,934
Shandong Chenming Paper Holdings Ltd., Class A	36,400	45,590
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	27,900	49,049
Shandong Humon Smelting Co. Ltd., Class A*	22,800	38,352
Shandong Iron and Steel Co. Ltd., Class A*	70,300	26,041
Shandong Jinjing Science & Technology Co. Ltd., Class A*	42,800	28,004
Shandong Nanshan Aluminum Co. Ltd., Class A	84,100	88,224
Shandong Sun Paper Industry JSC Ltd., Class A	40,100	29,647
Shanghai Chlor-Alkali Chemical Co. Ltd., Class A*	8,600	17,926
Shantou Dongfeng Printing Co. Ltd., Class A	12,600	20,563
Shengda Mining Co. Ltd., Class A*	12,200	28,245
Shenghe Resources Holding Co. Ltd., Class A	19,600	57,399
Shenzhen Jinjia Color Printing Group Co. Ltd., Class A*	37,200	56,761
Sichuan Hebang Biotechnology Co. Ltd., Class A*	41,600	28,925
Stanley Fertilizer Co. Ltd., Class A	19,800	37,003
Tangshan Jidong Cement Co. Ltd., Class A	24,300	38,212
Tangshan Sanyou Chemical Industries Co. Ltd., Class A	38,700	38,071
Tianqi Lithium Industries, Inc., Class A	24,320	164,299
Tibet Mineral Development Co. Ltd., Class A*	17,500	67,747
TongKun Group Co. Ltd., Class A	16,300	28,878
Western Mining Co. Ltd., Class A	84,100	85,782
Xinjiang Qingsong Building Materials and Chemicals Group Co. Ltd., Class A	34,600	23,060
Xinjiang Tianshan Cement Co. Ltd., Class A	23,300	21,825
Xinjiang Zhongtai Chemical Co. Ltd., Class A	44,100	55,502
Yintai Resources Co. Ltd., Class A	26,100	56,068
Yunnan Chihong Zinc & Germanium Co. Ltd., Class A	35,300	50,053
Yunnan Lincang Xinyuan Germanium Industrial Co. Ltd., Class A	18,500	41,398
Zhejiang Hailiang Co. Ltd., Class A	19,100	20,153
Zhejiang Huafeng Spandex Co. Ltd., Class A	48,200	32,929
Zhejiang Juhua Co. Ltd., Class A	37,000	56,452
Zhejiang Runtu Co. Ltd., Class A	19,200	44,101
Zhejiang Satellite Petrochemical Co. Ltd., Class A*	9,400	12,458

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2016

	Number of Shares	Value
Materials (Continued)
Zhejiang Xinan Chemical Industrial Group Co. Ltd., Class A	21,100	$23,576
Zhongfu Straits Pingtan Development Co. Ltd., Class A*	24,300	47,847
Zhuzhou Times New Material Technology Co. Ltd., Class A	16,900	32,943
Zibo Qixiang Tengda Chemical Co. Ltd., Class A	12,325	22,753

		3,332,087

Utilities — 2.9%
An Hui Wenergy Co. Ltd., Class A	45,130	46,589
Beijing Water Business Doctor Co. Ltd., Class A*	25,400	68,677
Chongqing Gas Group Corp. Ltd., Class A	6,700	9,948
CPI Yuanda Environmental-Protection Group Co. Ltd., Class A	15,682	30,616
Guangdong Baolihua New Energy Stock Co. Ltd., Class A*	54,300	56,963
Guangxi Guiguan Electric Power Co. Ltd., Class A	28,900	30,931
Harbin Hatou Investment Co. Ltd., Class A	13,700	24,314
Heilongjiang Interchina Water Treatment Co. Ltd., Class A*	59,700	42,235

	Number of Shares	Value
Utilities (Continued)
Jointo Energy Investment Co. Ltd. Hebei, Class A	29,900	$41,307
Kaidi Ecological and Environmental Technology Co. Ltd., Class A	31,300	37,111
Shaan Xi Provincial Natural Gas Co. Ltd., Class A	12,500	19,470
Shanghai Dazhong Public Utilities Group Co. Ltd., Class A	80,850	75,854
Shenzhen Gas Corp. Ltd., Class A	16,700	19,902
Top Energy Co. Ltd., Class A	17,500	13,656
Xinjiang Tianfu Energy Co. Ltd., Class A	20,759	22,597
Zhejiang Fuchunjiang Environmental Thermoelectric Co. Ltd., Class A	20,000	32,549
Zhongshan Public Utilities Group Co. Ltd., Class A	24,660	40,021

		612,740

TOTAL COMMON STOCKS (Cost $21,091,915)		21,366,427

TOTAL INVESTMENTS — 99.6% (Cost $21,091,915)†		$21,366,427
Other assets and liabilities, net — 0.4%		85,209

NET ASSETS — 100.0%		$21,451,636

*	Non-income producing security.
†	The cost for federal income tax purposes was $23,765,137. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $2,398,710. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,409,098 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,807,808.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks (a)	$19,477,158	$—	$1,889,269	$21,366,427

Total	$19,477,158	$—	$1,889,269	$21,366,427

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2016

The following is a reconcilation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at May 31, 2015	$8,929,221
Purchases	5,148,019
Sales	(6,342,462)
Realized gain (loss)	(700,959)
Change in unrealized gain (loss)	(2,025,210)
Transfers into Level 3 (b)	3,496,823
Transfer out of Level 3 (b)	(6,616,163)
Balance at May 31, 2016	1,889,269
Change in unrealized gain (loss) related to investments still held at May 31, 2016	(1,641,367)

(b)	During the year ended May 31, 2016, the amount of transfers between Level 1 and Level 3 was $3,496,823 and between Level 3 and Level 1 was $6,616,163. Investments were transferred from Level 1 to Level 3 as a result of a halt in trading on a securities exchange. Investments were transferred from Level 3 to Level 1 as a result of the resumption of trading on a securities exchange.

Transfers between price levels are recognized at the beginning of the reporting period.

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments include the last traded price on the Exchange for securities suspended from trading adjusted for proxy (the movement in the applicable sector index) with a range of -22% to 12% with a weighted average range of approximately -1%. A significant change between last traded price, adjusted for proxy, and the price of a security once it resumes trading on the securities exchange could result in a material change in the fair value measurement.

Asset Class	Fair Value at 5/31/2016	Valuation Technique	Unobservable Input
Common Stock: Energy	$27,450	Market Approach	Last traded price adjusted for proxy.
Common Stock: Materials	329,324	Market Approach	Last traded price adjusted for proxy.
Common Stock: Industrials	307,586	Market Approach	Last traded price adjusted for proxy.
Common Stock: Information Technology	465,348	Market Approach	Last traded price adjusted for proxy.
Common Stock: Financials	135,023	Market Approach	Last traded price adjusted for proxy.
Common Stock: Consumer Discretionary	308,094	Market Approach	Last traded price adjusted for proxy.
Common Stock: Health Care	277,846	Market Approach	Last traded price adjusted for proxy.
Common Stock: Consumer Staples	38,598	Market Approach	Last traded price adjusted for proxy.

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All China Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 55.5%
Consumer Discretionary — 4.7%
Alibaba Pictures Group Ltd.*(a)	48,568	$11,442
Anta Sports Products Ltd.	4,162	9,055
Belle International Holdings Ltd.	25,697	15,084
Brilliance China Automotive Holdings Ltd. (a)	13,120	12,752
Byd Co. Ltd., Class H*	2,963	17,145
China Travel International Investment Hong Kong Ltd.	12,390	3,653
Ctrip.com International, Ltd., ADR*(a)	1,360	62,234
Dongfeng Motor Group Co. Ltd., Class H	10,749	11,983
Fuyao Glass Industry Group Co. Ltd., Class H, 144A*	1,756	4,096
Geely Automobile Holdings Ltd.	21,031	11,127
GOME Electrical Appliances Holding Ltd. (a)	54,384	6,511
Great Wall Motor Co. Ltd., Class H	12,719	9,791
Guangzhou Automobile Group Co. Ltd., Class H	8,053	9,216
Haier Electronics Group Co. Ltd.	5,638	9,116
Intime Retail Group Co. Ltd.	6,757	6,132
JD.com, Inc., ADR*(a)	2,383	58,646
Minth Group Ltd.	2,627	7,727
New Oriental Education & Technology Group, Inc., ADR	581	24,547
Qunar Cayman Islands Ltd., ADR*	175	5,684
Shenzhou International Group Holdings Ltd.	2,286	11,506
Skyworth Digital Holdings Ltd.	7,020	4,238
TAL Education Group, ADR*	74	3,953
Vipshop Holdings Ltd., ADR*	1,690	19,722

		335,360

Consumer Staples — 1.6%
China Agri-Industries Holdings Ltd.*	10,267	3,436
China Huishan Dairy Holdings Co. Ltd.	16,281	6,413
China Mengniu Dairy Co. Ltd.	11,292	18,694
China Resources Beer Holdings Co. Ltd.	4,830	10,471
Hengan International Group Co. Ltd. (a)	2,949	26,612
Sun Art Retail Group Ltd.	10,487	6,601
Tingyi Cayman Islands Holding Corp. (a)	9,011	8,190
Tsingtao Brewery Co. Ltd., Class H	1,905	6,854
Uni-President China Holdings Ltd.	5,746	5,222
Want Want China Holdings Ltd. (a)	24,129	17,084

		109,577

Energy — 3.7%
China Coal Energy Co. Ltd., Class H	10,465	4,702
China Oilfield Services Ltd., Class H	8,111	6,171
China Petroleum & Chemical Corp., Class H	104,678	71,419
China Shenhua Energy Co. Ltd., Class H	14,304	22,722
CNOOC Ltd.	70,002	83,626
Kunlun Energy Co. Ltd.	12,840	10,512
PetroChina Co. Ltd., Class H	87,301	60,013
Yanzhou Coal Mining Co. Ltd., Class H	8,711	4,687

		263,852

	Number of Shares	Value
Financials — 15.4%
Agile Property Holdings Ltd.	4,514	$2,226
Agricultural Bank of China Ltd., Class H	92,260	33,730
Bank of China Ltd., Class H	309,237	125,794
Bank of Communications Co. Ltd., Class H*	24,378	15,095
China Cinda Asset Management Co. Ltd., Class H	31,323	10,242
China CITIC Bank Corp. Ltd., Class H	33,113	19,438
China Construction Bank Corp., Class H	316,273	203,977
China Everbright Bank Co. Ltd., Class H*	16,383	7,044
China Everbright Ltd.	3,582	6,880
China Galaxy Securities Co. Ltd., Class H (a)	12,402	10,936
China International Capital Corp. Ltd., Class H, 144A*	2,605	4,038
China Jinmao Holdings Group Ltd.	16,726	4,823
China Life Insurance Co. Ltd., Class H	29,462	65,917
China Merchants Bank Co. Ltd., Class H	15,465	31,734
China Overseas Land & Investment Ltd.	15,824	47,565
China Pacific Insurance Group Co. Ltd., Class H*	10,917	37,312
China Resources Land Ltd.	11,617	27,786
China Taiping Insurance Holdings Co. Ltd.*	6,832	13,227
China Vanke Co. Ltd., Class H	5,564	13,265
Chongqing Rural Commercial Bank Co. Ltd., Class H	4,090	2,095
CITIC Securities Co. Ltd., Class H (a)	4,737	10,269
Country Garden Holdings Co. Ltd. (a)	21,923	8,777
Dalian Wanda Commercial Properties Co. Ltd., Class H, 144A	2,453	15,552
Evergrande Real Estate Group Ltd.	16,171	10,825
Far East Horizon Ltd.	6,844	5,189
Fullshare Holdings Ltd.	20,204	7,543
GF Securities Co. Ltd., Class H*	5,871	13,604
Guangzhou R&F Properties Co. Ltd., Class H	3,392	4,506
Haitong Securities Co. Ltd., Class H (a)	5,531	9,043
Huatai Securities Co. Ltd., Class H, 144A*(a)	5,442	11,419
Industrial & Commercial Bank of China Ltd., Class H	297,076	157,560
KWG Property Holding Ltd.	3,673	2,307
Longfor Properties Co. Ltd.	6,366	8,605
New China Life Insurance Co. Ltd., Class H	4,078	13,964
New World China Land Ltd.	10,338	10,652
People’s Insurance Co. (Group) of China Ltd., Class H	27,243	10,907
PICC Property & Casualty Co. Ltd., Class H	17,739	32,381
Ping An Insurance Group Co. of China Ltd., Class H	9,476	42,329
Shenzhen Investment Ltd. (a)	11,228	4,538
Shimao Property Holdings Ltd.	5,059	6,408
Shui On Land Ltd.	12,109	3,055
Sino-Ocean Land Holdings Ltd.	14,043	5,694
Soho China Ltd.	8,845	3,883

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All China Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Financials (Continued)
Sunac China Holdings Ltd.	7,965	$4,952
Yuexiu Property Co. Ltd.	27,319	3,482

		1,090,568

Health Care — 1.1%
3SBio, Inc., 144A*	3,751	3,655
China Medical System Holdings Ltd.	3,693	5,287
China Traditional Chinese Medicine Co. Ltd.*	6,803	3,091
CSPC Pharmaceutical Group Ltd.*	15,102	13,764
Luye Pharma Group Ltd.*	5,635	3,482
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	7,374	4,234
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,076	2,798
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2,164	4,674
Sihuan Pharmaceutical Holdings Group Ltd.	16,393	3,524
Sino Biopharmaceutical Ltd.	16,476	11,178
Sinopharm Group Co. Ltd., Class H	4,555	21,109
Tong Ren Tang Technologies Co. Ltd., Class H	814	1,325

		78,121

Industrials — 4.0%
Air China Ltd., Class H	6,116	4,047
AviChina Industry & Technology Co. Ltd., Class H	9,472	6,658
Beijing Capital International Airport Co. Ltd., Class H	6,082	6,553
Beijing Enterprises Holdings Ltd.	2,176	11,317
CAR, Inc.*	4,192	4,020
China Communications Construction Co. Ltd., Class H	17,368	19,675
China Conch Venture Holdings Ltd.*	5,750	11,592
China COSCO Holdings Co. Ltd., Class H*	14,696	5,278
China Eastern Airlines Corp. Ltd., Class H*	9,593	5,125
China Everbright International Ltd.	11,207	12,018
China International Marine Containers Group Co. Ltd., Class H	2,737	3,463
China Merchants Holdings International Co. Ltd.	5,024	14,358
China Railway Construction Corp. Ltd., Class H	9,091	11,363
China Railway Group Ltd., Class H	21,169	16,269
China Shipping Container Lines Co. Ltd., Class H*	23,466	5,105
China Shipping Development Co. Ltd., Class H	3,505	2,197
China Southern Airlines Co. Ltd., Class H	7,685	4,511
China State Construction International Holdings Ltd.	7,688	9,847
CITIC Ltd.	17,683	25,677
COSCO Pacific Ltd.	5,520	5,585
CRRC Corp. Ltd., Class H (a)	22,622	21,521

	Number of Shares	Value
Industrials (Continued)
Fosun International Ltd.	10,707	$15,217
Haitian International Holdings Ltd.	3,052	4,903
Jiangsu Expressway Co. Ltd., Class H	4,366	5,980
Metallurgical Corp. of China Ltd., Class H	20,145	5,705
Shanghai Electric Group Co. Ltd., Class H*(a)	14,739	6,337
Shanghai Industrial Holdings Ltd.	1,131	2,551
Shenzhen International Holdings Ltd.	3,525	5,355
Sinopec Engineering Group Co. Ltd., Class H	4,867	4,273
Sinotrans Ltd., Class H	9,953	4,292
Weichai Power Co. Ltd., Class H	3,609	4,218
Xinjiang Goldwind Science & Technology Co. Ltd., Class H (a)	1,601	2,486
Zhejiang Expressway Co. Ltd., Class H	5,529	5,182
Zhuzhou CRRC Times Electric Co. Ltd.	2,334	13,070

		285,748

Information Technology — 17.2%
58.com, Inc., ADR*	220	11,891
AAC Technologies Holdings, Inc.	3,000	24,292
Alibaba Group Holding Ltd., ADR*	3,871	317,422
Autohome, Inc., ADR*	248	6,148
Baidu, Inc., ADR*	1,066	190,324
Bitauto Holdings Ltd., ADR*	162	3,287
GCL-Poly Energy Holdings Ltd.	57,027	8,149
Hanergy Thin Film Power Group Ltd.*	56,247	—
Kingboard Chemical Holdings Ltd.	1,883	3,878
Kingsoft Corp. Ltd.	3,547	6,776
Lenovo Group Ltd. (a)	30,664	18,829
NetEase, Inc., ADR	286	50,862
Qihoo 360 Technology Co. Ltd., ADR*	299	22,216
Semiconductor Manufacturing International Corp.*	120,575	10,089
SINA Corp.*	265	14,313
SouFun Holdings Ltd., ADR*	1,467	7,966
Sunny Optical Technology Group Co. Ltd.	3,030	10,473
Tencent Holdings Ltd.	21,995	490,687
TravelSky Technology Ltd., Class H	4,184	7,928
Xinyi Solar Holdings Ltd. (a)	12,203	4,948
YY, Inc., ADR*	160	6,952
ZTE Corp., Class H	3,010	3,952

		1,221,382

Materials — 1.0%
Aluminum Corp. of China Ltd., Class H*	22,383	6,771
Anhui Conch Cement Co. Ltd., Class H	5,321	12,877
BBMG Corp., Class H	14,560	4,611
China Hongqiao Group Ltd.*	6,396	4,586
China National Building Material Co. Ltd., Class H	10,507	4,775
China Resources Cement Holdings Ltd.	10,044	3,297
China Zhongwang Holdings Ltd.	7,161	3,365
Jiangxi Copper Co. Ltd., Class H	8,023	8,624
Lee & Man Paper Manufacturing Ltd.	5,040	3,335
Nine Dragons Paper Holdings Ltd.	6,407	4,635

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All China Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Materials (Continued)
Sinopec Shanghai Petrochemical Co. Ltd., Class H*	15,967	$7,811
Zijin Mining Group Co. Ltd., Class H	27,290	7,869

		72,556

Telecommunication Services — 4.8%
Alibaba Health Information Technology Ltd.*	14,458	10,553
China Communications Services Corp. Ltd., Class H	7,608	3,575
China Mobile Ltd.	23,954	273,209
China Telecom Corp. Ltd., Class H	54,886	25,577
China Unicom (Hong Kong) Ltd.	23,937	25,853

		338,767

Utilities — 2.0%
Beijing Enterprises Water Group Ltd.	18,745	12,041
CGN Power Co. Ltd., Class H, 144A	47,220	14,346
China Gas Holdings Ltd.	7,191	10,183
China Longyuan Power Group Corp. Ltd., Class H	13,840	9,514
China Power International Development Ltd.	13,538	5,716
China Resources Gas Group Ltd.	3,702	10,365
China Resources Power Holdings Co. Ltd.	7,997	12,559
Datang International Power Generation Co. Ltd., Class H	9,604	2,572
ENN Energy Holdings Ltd.	3,108	15,424
Guangdong Investment Ltd.	11,765	16,599
Huadian Fuxin Energy Corp. Ltd., Class H	12,201	2,686

	Number of Shares	Value
Utilities (Continued)
Huadian Power International Corp. Ltd., Class H*	10,997	$5,833
Huaneng Power International, Inc., Class H	16,502	11,280
Huaneng Renewables Corp. Ltd., Class H	17,822	5,414
Towngas China Co. Ltd.*	5,804	3,168

		137,700

TOTAL COMMON STOCKS (Cost $4,729,789)		3,933,631

EXCHANGE-TRADED FUNDS — 44.1%
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (a)(b)	107,700	2,608,494
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (a)(b)	15,587	519,514

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,955,786)		3,128,008

SECURITIES LENDING COLLATERAL — 45.9%
Daily Assets Fund “Capital Shares”, 0.48% (c)(d) (Cost $3,257,313)	3,257,313	3,257,313

TOTAL INVESTMENTS — 145.5% (Cost $12,942,888)†		$10,318,952
Other assets and liabilities, net — (45.5%)		(3,229,360)

NET ASSETS — 100.0%		$7,089,592

*	Non-income producing security.
†	The cost for federal income tax purposes was $13,157,902. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $2,838,950. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $111,211 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,950,161.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $3,284,970, which is 46.3% of net assets.
(b)	Affiliated fund advised by DBX Advisors LLC.
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR:	American Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI All China Equity ETF (Continued)

May 31, 2016

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks (e)	$3,922,979	$—	$10,652	$3,933,631
Exchange-Traded Funds	3,128,008	—	–	3,128,008
Short-Term Investments	3,257,313	—	–	3,257,313

Total	$10,308,300	$—	$10,652	$10,318,952

(e)	See Schedule of investments for additional detailed categorizations.

During the year ended May 31, 2016, the amount of transfers between Level 1 and Level 3 was $9,204 and between Level 3 and Level 1 was $67,129. Investments were transferred from Level 1 to Level 3 as a result of a halt in trading on a securities exchange. Investments were transferred from Level 3 to Level 1 as a result of the resumption of trading on a securities exchange.

Transfers between price levels are recognized at the beginning of the reporting period.

See Notes to Financial Statements.	36

This Page is Intentionally Left Blank

37

DBX ETF Trust

Statements of assets and liabilities

May 31, 2016

	Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	Deutsche X-trackers MSCI All China Equity ETF
Assets
Investments in non-affiliated securities at value	$—	$323,979,843	$21,366,427	$3,933,631
Investment in affiliated securities at value	2,183,045	—	—	3,128,008
Investment in Daily Assets Fund*	940,622	—	—	3,257,313
Cash	3,019	34,460,389	—	—
Foreign currency at value	—	1,430,316 †	106,453 †	1,772
Unrealized appreciation on forward foreign currency exchange contracts	31,635	—	—	—
Receivables:
Investment securities sold	—	—	—	218,513
Capital shares	—	14,014	—	—
Dividends	—	53	107	8,575
Securities lending income	1,679	—	—	16,312

Total Assets	$3,160,000	$359,884,615	$21,472,987	$10,564,124

Liabilities
Due to custodian	$—	$—	$5,748	$1,391
Payable upon return of securities loaned	940,622	—	—	3,257,313
Unrealized depreciation on forward foreign currency exchange contracts	607	—	—	—
Payables:
Investment securities purchased	32,710	—	—	213,916
Capital shares	—	3,462,004	—	—
Investment advisory fees	103	244,509	15,603	1,912
Due to authorized participant	—	29,710,277	—	—

Total Liabilities	974,042	33,416,790	21,351	3,474,532

Net Assets, at value	$2,185,958	$326,467,825	$21,451,636	$7,089,592

Net Assets Consist of
Paid-in capital	$2,222,884	$348,523,252	$33,341,025	$10,800,024
Distributions in excess of net investment income	—	(2,333,186)	(178,422)	—
Undistributed net investment income	265,176	—	—	324,953
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,248)	(67,742,955)	(11,983,020)	(1,411,434)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(288,854)	48,020,714	272,053	(2,623,951)

Net Assets, at value	$2,185,958	$326,467,825	$21,451,636	$7,089,592

Number of Common Shares outstanding	100,001	13,750,001	650,001	250,001

Net Asset Value	$21.86	$23.74	$33.00	$28.36

Investments in non-affiliated securities at cost	$—	$275,865,625	$21,091,915	$4,729,789

Investments in affiliated securities at cost	$2,502,927	$—	$—	$4,955,786

Value of securities loaned	$963,254	$—	$—	$3,284,970

Investment in Daily Assets Fund at cost*	$940,622	$—	$—	$3,257,313

Foreign currency at cost	$—	$1,429,993	$106,819	$1,772

*	Represents collateral on securities loaned.
†	Included in foreign currency at value is $17,538 and $6,277 respectively which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

See Notes to Financial Statements.	38

DBX ETF Trust

Statements of operations

For the Year Ended May 31, 2016

	Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF(1)	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	Deutsche X-trackers MSCI All China Equity ETF
Investment Income
Unaffiliated interest income	$—	$70,794	$6,752	$—
Unaffiliated dividend income*	—	10,980,932	255,863	139,521
Income distributions from affiliated funds	11,555	—	—	52,101
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	33,410	—	—	624,985

Total Investment Income	44,965	11,051,726	262,615	816,607

Expenses
Investment advisory fees	10,541	4,269,544	302,360	72,889
Excise Tax Expense	8,136	—	—	—
Interest Expense	—	4,247	319	—

Total Expenses	18,677	4,273,791	302,679	72,889
Less fees waived (See Note 3):
Waiver	(9,873)	—	—	(41,071)

Net Expenses	8,804	4,273,791	302,679	31,818

Net Investment income (loss)	36,161	6,777,935	(40,064)	784,789

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	—	224,608,676	(11,089,536)	(550,723)
Investments in affiliates	(32,081)	—	—	(1,455,148)
In-kind redemptions	—	—	—	(91,994)
In-kind redemptions in affiliates	22,896	—	—	(165,261)
Foreign currency transactions	2,221	(5,304,343)	(239,736)	759
Capital gain distributions from affiliated funds	285,262	—	—	1,252,367

Net realized gain (loss)	278,298	219,304,333	(11,329,272)	(1,010,000)
Net change in unrealized appreciation (depreciation) on:
Investments	(319,882)	(544,374,153)**	(25,461,525)**	(5,390,624)
Foreign currency translations	31,028	(50,579)	(4,650)	(489)

Net change in unrealized appreciation (depreciation)	(288,854)	(544,424,732)	(25,466,175)	(5,391,113)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10,556)	(325,120,399)	(36,795,447)	(6,401,113)

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,605	$(318,342,464)	$(36,835,511)	$(5,616,324)

* Unaffiliated foreign tax withheld	$—	$1,292,209	$33,004	$11,238
** Net decrease in deferred foreign taxes	$—	$508,847	$27,216	$—

(1)	For the period October 20, 2015 (commencement of operations) through May 31, 2016.

See Notes to Financial Statements.	39

DBX ETF Trust

Statement of cash flows

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF
Year ended May 31, 2016
Increase (Decrease) in Cash:
Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$(36,835,511)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of long-term investments	(79,922,277)
Proceeds from sales and maturities of long-term investments	100,513,533
(Increase) decrease in dividends receivable	1,350
Increase (decrease) in investment advisory fees	(23,952)
(Increase) decrease in deferred foreign taxes	28,872
Change in unrealized (appreciation) depreciation on investments	25,435,988
Net realized (gain) loss from investments	11,089,536

Cash provided (used) by operating activities	20,287,539

Cash Flows from Financing Activities
Increase (decrease) in due to custodian	5,748
Proceeds from shares sold	60,339,888
Value of shares redeemed	(81,058,569)
Distributions paid	(2,767,123)

Cash provided (used) by financing activities	(23,480,056)

Increase (decrease) in cash	(3,192,517)
Cash at beginning of period (including foreign currency)	3,298,970

Cash at end of period (including foreign currency)	$106,453

See Notes to Financial Statements.	40

DBX ETF Trust

Statements of changes in net assets

	Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF
	For the Period October 20, 2015(1) to May 31, 2016	Year Ended May 31,
		2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$36,161	$6,777,935	$1,868,446
Net realized gain (loss)	278,298	219,304,333	29,264,178
Net change in unrealized appreciation (depreciation)	(288,854)	(544,424,732)	609,959,020

Net increase (decrease) in net assets resulting from operations	25,605	(318,342,464)	641,091,644

Distributions to Shareholders from
Net investment income	(37,029)	(3,938,040)	(2,530,476)
Net realized gains	—	(97,209,728)	—

Total distributions	(37,029)	(101,147,768)	(2,530,476)

Fund Shares Transactions
Proceeds from shares sold	3,505,824	758,999,152	969,607,417
Value of shares redeemed	(1,308,467)	(1,423,452,453)	(350,563,989)
Payments by Affiliates (See Note 10)	—	14,225	—

Net increase (decrease) in net assets resulting from fund share transactions	2,197,357	(664,439,076)	619,043,428

Total net increase (decrease) in Net Assets	2,185,933	(1,083,929,308)	1,257,604,596

Net Assets
Beginning of year	25	1,410,397,133	152,792,537

End of year	$2,185,958	$326,467,825	$1,410,397,133

Distributions in excess of net investment income	$—	$(2,333,186)	$—

Undistributed net investment income	$265,176	$—	$—

Changes in Shares Outstanding
Shares outstanding, beginning of year	1	28,250,001	6,950,001
Shares sold	150,000	22,750,000	31,350,000
Shares redeemed	(50,000)	(37,250,000)	(10,050,000)

Shares outstanding, end of year	100,001	13,750,001	28,250,001

(1)	Commencement of Operations.

See Notes to Financial Statements.	41

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF		Deutsche X-trackers MSCI All China Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2016	2015	2016	2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(40,064)	$(73,420)	$784,789	$68,609
Net realized gain (loss)	(11,329,272)	2,754,980	(1,010,000)	1,928,813
Net change in unrealized appreciation (depreciation)	(25,466,175)	25,545,008	(5,391,113)	2,689,959

Net increase (decrease) in net assets resulting from operations	(36,835,511)	28,226,568	(5,616,324)	4,687,381

Distributions to Shareholders from
Net investment income	(134,904)	(30,280)	(1,736,120)	(70,374)
Net realized gains	(2,632,219)	(134,976)	—	(9,598)

Total distributions	(2,767,123)	(165,256)	(1,736,120)	(79,972)

Fund Shares Transactions
Proceeds from shares sold	60,339,888	77,518,004	—	16,983,988
Value of shares redeemed	(81,058,569)	(31,516,705)	(3,963,691)	(8,288,839)
Payments by Affiliates (See Note 10)	—	—	515	—

Net increase (decrease) in net assets resulting from fund share transactions	(20,718,681)	46,001,299	(3,963,176)	8,695,149

Total net increase (decrease) in Net Assets	(60,321,315)	74,062,611	(11,315,620)	13,302,558

Net Assets
Beginning of year	81,772,951	7,710,340	18,405,212	5,102,654

End of year	$21,451,636	$81,772,951	$7,089,592	$18,405,212

Distributions in excess of net investment income	$(178,422)	$—	$—	$—

Undistributed net investment income	$—	$236,358	$324,953	$28,257

Changes in Shares Outstanding
Shares outstanding, beginning of year	1,250,001	300,001	400,001	200,001
Shares sold	1,100,000	1,650,000	—	450,000
Shares redeemed	(1,700,000)	(700,000)	(150,000)	(250,000)

Shares outstanding, end of year	650,001	1,250,001	250,001	400,001

See Notes to Financial Statements.	42

DBX ETF Trust

Financial highlights

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF Selected Per Share Data	Period Ended 5/31/2016(a)
Net Asset Value, beginning of period	$25.00

Income (loss) from Investment Operations:
Net investment income (loss)(c)	0.40
Net realized and unrealized gain (loss)	(2.80)

Total from investment operations	(2.40)

Less distributions from:
Net investment income	(0.74)

Total distributions	(0.74)

Net Asset Value, end of period	$21.86

Total Return (%)	(10.01	)**(d)

Ratios to Average Net Assets and Supplimental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before fee waiver (%)(f)	1.25	*
Ratio expenses after fee waiver (%)(f)	0.45	*
Ratio of net investment income (loss) (%)	2.92	*
Portfolio turnover rate (%)(e)	4	**

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF Selected Per Share Data	Year Ended 5/31/2016		Year Ended 5/31/2015	Period Ended 5/31/2014(b)
Net Asset Value, beginning of period	$49.93		$21.98	$25.00

Income (loss) from Investment Operations:
Net investment income (loss)(c)	0.43		0.09	(0.05)
Net realized and unrealized gain (loss)	(18.19)		27.96	(2.97)

Total from investment operations	(17.76)		28.05	(3.02)

Less distributions from:
Net investment income	(0.33)		(0.10)	—
Net realized gains	(8.10)		—	—

Total distributions	(8.43)		(0.10)	—

Net Asset Value, end of period	$23.74		$49.93	$21.98

Total Return (%)	(38.10)		127.82	(12.08	)**(d)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	326		1,410	153
Ratio of expenses before fee waiver (%)	0.80		0.80	0.96	*
Ratio of expenses after fee waiver (%)	0.80		0.80	0.92	*
Ratio of net investment income (loss) (%)	1.27		0.26	(0.38	)*
Portfolio turnover rate (%)(e)	159		58	42	**

(a)	For the period October 20, 2015 (commencement of operations) through May 31, 2016.
(b)	For the period November 6, 2013 (commencement of operations) through May 31, 2014.
(c)	Based on average shares outstanding during the period.
(d)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	43

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF Selected Per Share Data	Year Ended 5/31/2016	Year Ended 5/31/2015	Period Ended 5/31/2014(a)
Net Asset Value, beginning of period	$65.42	$25.70	$25.00

Income (loss) from Investment Operations:
Net investment income (loss)(c)	(0.05)	(0.12)	0.02
Net realized and unrealized gain (loss)	(28.91)	40.05	0.68

Total from investment operations	(28.96)	39.93	0.70

Less distributions from:
Net investment income	(0.17)	(0.04)	–
Net realized gains	(3.29)	(0.17)	–

Total distributions	(3.46)	(0.21)	–

Net Asset Value, end of period	$33.00	$65.42	$25.70

Total Return (%)	(45.37)	155.99	2.80	**

Ratios to Average Net Assets and Supplimental Data
Net assets, end of period ($ millions)	21	82	8
Ratio of expenses (%)	0.80	0.80	0.80	*
Ratio of net investment income (loss) (%)	(0.11)	(0.30)	2.57	*
Portfolio turnover rate (%)(e)	215	131	0	**

Deutsche X-trackers MSCI All China Equity ETF Selected Per Share Data	Year Ended 5/31/2016	Year Ended 5/31/2015	Period Ended 5/31/2014(b)
Net Asset Value, beginning of period	$46.01	$25.51	$25.00

Income (loss) from Investment Operations:
Net investment income (loss)(c)	2.15	0.32	0.06
Net realized and unrealized gain (loss)	(15.46)	20.58	0.45

Total from investment operations	(13.31)	20.90	0.51

Less distributions from:
Net investment income	(4.34)	(0.35)	—
Net realized gains	—	(0.05)	—

Total distributions	(4.34)	(0.40)	—

Net Asset Value, end of period	$28.36	$46.01	$25.51

Total Return (%)(d)	(29.80)	82.48	2.04	**

Ratios to Average Net Assets and Supplimental Data
Net assets, end of period ($ millions)	7	18	5
Ratio of expenses before fee waiver (%)(f)	0.60	0.60	0.60	*
Ratio of expenses after fee waiver (%)(f)	0.26	0.26	0.30	*
Ratio of net investment income (loss) (%)	6.46	0.94	2.73	*
Portfolio turnover rate (%)(e)	36	20	2	**

(a)	For the period May 21, 2014 (commencement of operations) through May 31, 2014.
(b)	For the period April 30, 2014 (commencement of operations) through May 31, 2014.
(c)	Based on average shares outstanding during the period.
(d)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	44

DBX ETF Trust

Notes to financial statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2016, the Trust consists of thirty-six investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF (ASHX)
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (ASHR)
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)
Deutsche X-trackers MSCI All China Equity ETF (CN)

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees.

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, only in large specified lots consisting of 50,000 shares each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The Underlying Index for each Fund is:

Fund	Underlying Index
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	CSI 300 USD Hedged Index
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	CSI 300 Index
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	CSI 500 Index
Deutsche X-trackers MSCI All China Equity ETF	MSCI China All Shares Index

CSI 300 USD Hedged Index is calculated and maintained by China Securities Index Co., Ltd. It is a modified free-float market capitalization weighted index composed of the largest and most liquid stocks in the Chinese A-Share market. The Underlying Index hedges the currency exposure of the securities in the CSI 300 Index by taking long positions in foreign currency forwards. Constituent stocks for the Underlying Index must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The composition of the Underlying Index is rebalanced every six-months.

CSI 300 Index is calculated and maintained by China Securities Index Co., Ltd. It is a modified free-float market capitalization weighted index composed of the largest and most liquid stocks in the Chinese A-Share market. Constituent stocks for the Underlying Index must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The composition of the Underlying Index is rebalanced every six-months.

CSI 500 Index is calculated and maintained by China Securities Index Co., Ltd. It is a modified free-float market capitalization weighted index composed of the 500 smallest and most liquid stocks in the Chinese A-Share market. Constituent stocks for the Underlying Index must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The composition of the Underlying Index is rebalanced every six-months.

MSCI is the creator of the MSCI China All Shares Index. The MSCI China All Shares Indexes is constructed by applying the MSCI Global Investable Market Indexes (GIMI) Methodology on the integrated MSCI China equity universe comprising A-shares, B-shares, H-shares, Red-chips, and P-chips. The Emerging Markets investability requirements and Global Minimum Size Reference for the Standard size-segments are applied. The index constituents are weighted by the security free-float adjusted market capitalization calculated based on the Foreign Inclusion Factor (FIF) and subject to Foreign Ownership Limits (FOLs). For the China A-share constituents, an Inclusion Factor (IF) of 100% is applied to their security free-float adjusted market capitalization in deriving their final weight in the index. The MSCI China All Shares Index is rebalanced simultaneously with the MSCI Global Investable Market Indexes, using the same price and data cut-off dates. The MSCI China All Shares Index is rebalanced on a quarterly basis.

45

DBX ETF Trust

Notes to financial statements (Continued)

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between each Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Each Fund is non-diversified and is not limited by the Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s Shares to greater price volatility than that experienced by more diversified investment companies.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The Net Asset Value (“NAV”), of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange- traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; movement in the security’s proxy index; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

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Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Distributions of income and capital gains from investments in affiliated funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends from its net investment income, if any, to investors annually sufficient to relieve it from all, or substantially all, Federal income and excise taxes. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. The Advisor does not believe that the unrecognized tax benefits will change significantly in the next 12 months.

The Funds’ recognize interest and penalties, if any, related to uncertain tax provisions as income tax expense on the Statements of Operations. For the period ended May 31, 2016, the Funds did not incur any interest or penalties.

As of May 31, 2016, the components of accumulated earnings (losses) were as follows:

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	$265,176	$29,610	$—	$(331,712)	$(36,926)
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	—	—	(3,021,824)	(19,033,603)	(22,055,427)
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	—	—	(9,488,220)	(2,401,169)	(11,889,389)
Deutsche X-trackers MSCI All China Equity ETF	324,953	—	(1,196,420)	(2,838,965)	(3,710,432)

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Notes to financial statements (Continued)

The tax character of dividends and distributions declared for the periods ended May 31, 2016 and May 31, 2015 were as follows:

	Period Ended May 31, 2016
	Ordinary Income*	Long-Term Capital Gain
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	$37,029	$—
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	85,050,247	16,097,521
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	2,767,123	—
Deutsche X-trackers MSCI All China Equity ETF	1,736,120	—

Period Ended May 31, 2015
Ordinary Income*
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	$2,530,476
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	165,256
Deutsche X-trackers MSCI All China Equity ETF	79,972

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions

At May 31, 2016, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,159,340	$—	$4,159,340
Deutsche X-trackers MSCI All China Equity ETF	65,695	4,085	69,780

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the fiscal year ended May 31, 2016, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

	Late Year Ordinary Losses	Post-October Losses on Capital
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	$2,333,186	$688,638
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	178,422	5,150,458
Deutsche X-trackers MSCI All China Equity ETF	—	1,126,640

In order to present paid-in capital and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income or loss and accumulated net realized gains or losses on investments. These differences are primarily due to the recognition of certain foreign currency gain (losses) as ordinary income (loss), passive foreign investment companies (“PFICs”), net operating losses, redemptions-in-kind, excise tax paid, equalization used, and long-term capital gain distribution received on securities out on loan. For the period ended May 31, 2016, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Capital Gains (Accumulated Losses)	Paid-In Capital
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	$266,044	$(291,546)	$25,502
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	(5,173,081)	(210,004,259)	215,177,340
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	(239,812)	(306,123)	545,935
Deutsche X-trackers MSCI All China Equity ETF	1,248,027	(304,506)	(943,521)

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Notes to financial statements (Continued)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, and foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of May 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

The Funds’ direct investments in China A-Shares will be subject to a number of Chinese tax rules and the application of many of those rules is evolving. Chinese taxes that may apply to the Funds’ direct investments in A-Shares include withholding income tax (WHT) on dividends, WHT on bank interest, WHT on capital gains realized from the disposal of equity investments prior to 17 November 2014 and stamp tax. China imposes WHT at a rate of 10% on dividends on shares and interest income derived by non PRC enterprises including Qualified Foreign Institutional Investors (“QFII”) and Renminbi Qualified Foreign Institutional Investors (“RQFII”) from PRC resident issuers, subject to any lower rate provided by an applicable tax treaty.

With the approval from the PRC State Council, the PRC State Administration of Taxation, the PRC Ministry of Finance and the China Securities Regulatory Commission jointly issued Caishui [2014] 79 (Circular 79) on November 14, 2014. According to Circular 79, RQFIIs are temporarily exempt from WHT with respect to gains derived from the trading of equity investments (including shares in PRC enterprises) effective from November 17, 2014. With respect to gains derived from equity investments prior to November 17, 2014, RQFIIs are subject to WHT at a rate of 10% on such gains on a gross basis, subject to any lower rate provided by an applicable tax treaty. The above WHT treatment applies to RQFIIs which do not have a permanent establishment (“PE”) in the PRC. The Funds do not have PEs in the PRC, therefore, the Funds are only subject to WHT at 10% with respect to gross realized gains derived from the disposal of land-rich A-Share companies and exempt from WHT with respect to gross realized gains derived from non land-rich A-Share companies prior to November 17, 2014. Land-rich enterprises are companies whose value of immovable property in the PRC is greater than 50% of their value of total assets. The WHT relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF, respectively; while realized gains from shares in non land-rich companies prior to November 17, 2014 were granted treaty relief pursuant to the PRC-US Double Taxation Arrangement.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance, as well as the practices adopted by the local PRC authorities, may apply retroactively which may adversely affect the Fund and its shareholders.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at year end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and the Deutsche X-trackers MSCI All China Equity ETF may lend securities to certain financial institutions under the terms of their securities lending agreement. The Funds retain benefits of owning securities they have loaned and continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the

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Notes to financial statements (Continued)

collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of year-end, any securities on loan were collateralized by cash. The Funds may invest the cash collateral into a joint trading account in an affiliated money market fund. During the year ended May 31, 2016 the Funds invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of May 31, 2016) on the cash collateral invested in Daily Assets Fund. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2016, Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF had securities on loan, which were classified as Exchange Traded Funds in the Schedule of Investments. Due to the increased market values of securities on loan on May 31, 2016, the value of the related collateral was less than the value of securities on loan at year end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan.

As of May 31, 2016, the Deutsche X-trackers MSCI All China Equity ETF had securities on loan, which were classified as Common Stock and Exchange Traded Funds in the Schedule of Investments. Due to the increased market values of securities on loan on May 31, 2016, the value of the related collateral was less than the value of securities on loan at year end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan.

Remaining Contractual Maturity of the Agreements, as of May 31, 2016
	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$269,125	$—	$—	$—	$269,125
Exchange Traded Funds	2,988,188	—	—	—	2,988,188

Total Borrowings	$3,257,313	$—	$—	$—	$3,257,313

Gross amount of recognized liabilities for securities lending transitions					$3,257,313

Derivatives

Forward Foreign Currency Exchange Contracts    The Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF may enter into forward foreign currency exchange contracts (“forward currency contracts”) designed to offset the Fund’s exposure to non-U.S. currencies.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the period ended May 31, 2016, the Fund invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against the renminbi.

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

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Notes to financial statements (Continued)

A summary of the open forward currency contracts as of May 31, 2016 is included in a table following the Fund’s Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the Fund had to the value of non U.S currencies during the period ended May 31, 2016.

The following table summarizes the value of the Fund’s derivative instruments held as of May 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Type	Statement of Asset and Liabilities Location	Fair Value	Statement of Asset and Liabilities Location	Fair Value
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$31,635	Unrealized depreciation on forward foreign currency exchange contracts	$607

	Total	$31,635	Total	$607

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in the Fund’s earnings during the period ended May 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) on:

Forward Foreign Currency Exchange Contracts
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	$2,221

Net Change in Unrealized Appreciation (Depreciation) on:

Forward Foreign Currency Exchange Contracts
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	$31,028

For the period ended May 31, 2016 the average monthly volume of derivatives was as follows:

Forward Foreign Currency Contracts (Market Value)
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	$(1,940,297)

As of May 31, 2016, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow the Fund to close out and net total exposure to a counterparty in the event of a default with respect to all of the transactions with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF
State Street Bank & Trust Co.	$31,635	$(607)	$—	$31,028	$607	$(607)	$—	$—

	$31,635	$(607)	$—	$31,028	$607	$(607)	$—	$—

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DBX ETF Trust

Notes to financial statements (Continued)

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the ETFs, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

Harvest Global Investments Ltd. serves as investment sub-advisor (the “Sub-Advisor”) to the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and the Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF. The Sub-Advisor is responsible for day-to-day management of each Fund, subject to supervision of the Advisor.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary management fee from each Fund based on each Fund’s average daily net assets at an annual rate equal to:

Fund	Unitary Management Fee
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	0.85%
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	0.80%
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	0.80%
Deutsche X-trackers MSCI All China Equity ETF	0.60%

Out of the unitary management fee, the Advisor is responsible for substantially all expenses of each Fund, including the payments to the Sub-Advisor, the cost of transfer agency, custody, fund administration, legal, audit and other services and expenses of the Independent Trustees except for interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses and other extraordinary expenses.

The Advisor for the Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF has contractually agreed to waive a portion of its management fees in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in the underlying fund, if any (the “Expense Limit”). For the period from October 20, 2015 (commencement of operations) to May 31, 2016, the Advisor waived $9,873 of expenses to the Fund. The Expense Limit will remain in effect until at least October 1, 2018.

The Advisor for the Deutsche X-trackers MSCI All China Equity ETF has contractually agreed to waive a portion of its management fees in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in an affiliated fund, if any (the “Expense Limit”). For the year ended May 31, 2016, the Advisor waived $41,071 of expenses to the Fund. The Expense Limit will remain in effect until at least October 1, 2018.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of four Trustees, including three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

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Notes to financial statements (Continued)

4. Transactions with Affiliates

The Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF in which the Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and the Deutsche X-trackers MSCI All China Equity ETF invest are considered to be affiliated investments. The table below shows the transactions in and earnings from each Fund’s investments in Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF for the period ended May 31, 2016.

	Value at 5/31/15	Purchases Cost	Sales Proceeds	Realized Gain/(Loss)	Income Distributions	Capital Gain Distributions	Value at 5/31/16
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF[1]
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	$—	$3,869,344	$(1,357,230)	$(9,185)	$11,555	$285,262	$2,183,045

Deutsche X-trackers MSCI All China Equity ETF
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	8,759,229	1,257,774	(3,366,659)	(961,145)	45,578	1,125,090	2,608,494
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	3,073,688	467,481	(1,581,807)	(659,264)	6,523	127,277	519,514

	$11,832,917	$1,725,255	$(4,948,466)	$(1,620,409)	$52,101	$1,252,367	$3,128,008

[1]	For the period from October 20, 2015 (commencement of operations) to May 31, 2016.

5. Investment Portfolio Transactions

For the year ended May 31, 2016, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF[1]	$2,861,540	$80,008
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	881,516,742	1,632,729,429
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	79,922,277	100,513,533
Deutsche X-trackers MSCI All China Equity ETF	4,695,186	4,368,826

For the year ended May 31, 2016, the cost of in-kind purchases and proceeds from in-kind sale were as follows:

	Purchases	Sales
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF[1]	$1,007,804	$1,277,222
Deutsche X-trackers MSCI All China Equity ETF	—	3,971,512

[1]	For the period from October 20, 2015 (commencement of operations) to May 31, 2016.

6. Fund Share Transactions

As of May 31, 2016 there were unlimited Fund shares, no par value authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s underlying index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. The purchase of Creation Units for Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF are generally issued in exchange for a specific amount of cash totaling the NAV of the Creation Units. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and

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Notes to financial statements (Continued)

a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

7. Investing in China

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others; the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; currency devaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers; higher rates of inflation; greater political, economic and social uncertainty; market volatility caused by any potential regional territorial conflicts or natural disasters; the risk of increased trade tariffs, embargoes and other trade limitations; and custody risks associated with investing through a RQFII.

8. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF, Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF and certain other funds managed by the Advisor to borrow up to $130 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Fund’s status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Each Fund may borrow up to a maximum of 33 percent of its net assets as permitted by the Act.

Under the Credit Facility, during the year ended May 31, 2016, the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF had an average loan balanced of $52,600,000, with an average interest rate of 1.453%, with a loan outstanding for 2 days. The Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF had an average loan balance of $2,616,667 with an average interest rate of 1.506%, with a loan outstanding for 3 days. The Funds had no outstanding loans at May 31, 2016.

9. Developments in the China Market

In response to the volatility that occurred in the China Stock Market, the Chinese Authorities employed measures in an effort to stabilize the market and enhance liquidity. These measures included cutting interest rates, suspending new issuances and restricting certain sales for insiders and significant shareholders. The result of these measures is uncertain. Please refer to Note 7, which further discusses the risks and considerations around investing in China.

10. Payments by Affiliates

During the year ended May 31, 2016, the Advisor agreed to reimburse Deutsche X-trackers CSI 300 China A-Shares ETF and Deutsche X-trackers MSCI All China Equity ETF $14,225 and $515, respectively, for the diluting effect of accounting adjustments related to certain investments held by the Funds. The amounts reimbursed were less than 0.01% of the Funds’ average net assets, thus having no impact on the Funds’ total returns.

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DBX ETF Trust

Report of independent registered public accounting firm

To Board of Trustees and Shareholders of

DBX ETF Trust:

We have audited the accompanying statements of assets and liabilities of Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF, Deutsche X-trackers Harvest CSI 300 China A-Shares ETF, Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF and Deutsche X-trackers MSCI All China Equity ETF (the “Funds” within DBX ETF Trust), including the schedules of investments, as of May 31, 2016, and the related statements of operations and cash flows (for Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF), statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF, Deutsche X-trackers Harvest CSI 300 China A-Shares ETF, Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF and Deutsche X-trackers MSCI All China Equity ETF at May 31, 2016, the results of their operations and cash flows (for Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF), changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

New York, New York

July 26, 2016

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DBX ETF Trust

Trustees and officers (Unaudited)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Independent Trustees
J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	36	Ilex Partners (Asia), LLC; Old Westbury Funds; MAN Long/Short Fund; GLG Investment Series Trust.
Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Lead Independent Trustee, Member of the Audit and Nominating Committees	Since 2011 (Trustee and Member of Committees) (Lead Independent Trustee since 2015)	Independent Consultant (2014-present).	36	The Arbitrage Funds; Sierra Income Corporation; College of William and Mary, Graduate School of Business; Lighthouse Growth Advisors LLC; Founders Asset Management, LLC.
George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Since 2011 (Chairman of the Audit Committee since 2015)	Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-present); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	36	Celldex Therapeutics, Inc.

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Trustees and officers (Unaudited) (Continued)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustee
Alex Depetris (1980) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board, President and Chief Executive Officer	Since 2010	Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG (2008-present); Manager and Chief Operating Officer of the Adviser (2012-present); Associate, Arnold & Porter (2006-2008).	36	Director, Chairman of the Board of db-X Exchange Traded Funds Inc.

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Michael Gilligan (1966) 60 Wall Street New York, New York 10005	Treasurer, Chief Financial Officer and Controller	Since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).
Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management, (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).
Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management (2014-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Funds’ SAI includes additional information about the Funds’ Trustees and is available by calling 855-329-3837, or on the Company’s website at www.dbxus.com.

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DBX ETF Trust

Board considerations in approval of investment advisory and

sub-advisory contracts (Unaudited)

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MCSI All China Equity ETF

After discussions at meetings of the Board of Trustees (“Board” or “Trustees”) held on February 25, 2016 and February 28, 2016, at the February 28 meeting the Trustees, including the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Deutsche X-trackers MSCI All China Equity ETF and Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and meetings by Independent Trustee Counsel.

In reaching this decision, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX Advisors LLC (“DBX” or the “Adviser”) and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Funds; and (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies.

The Board reached a determination, with the assistance of Trust Counsel and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays for the compensation of officers of the Trust who are also officers or employees of the Adviser, except as may otherwise be determined by the Board. The Board also considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also noted that in addition to managing the Funds’ portfolios directly, the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal and regulatory requirements applicable to the Funds.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Adviser in supervising third party service providers to the Funds, such as the administrator and the custodian. The Board further considered the compliance program of the Adviser which supports the Funds’ compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that the Adviser had the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee to that of other exchange-traded funds (“ETFs”), and noted that each Fund’s fee is competitive with the fees of its respective peer group. The Board noted that the fee for each of the Funds is a unitary fee pursuant to which the Adviser pays all of the

58

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Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

Fund’s costs. The Board also noted that each Fund’s portfolio is managed on a day-to-day basis by the Adviser, and that the Adviser also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services provided to the Funds, and the information provided by the Adviser to the Board regarding the Funds’ profitability. The Board noted that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. The Board also noted that while the Adviser had provided information about the Adviser’s expenses relating to marketing the Funds, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that the Adviser’s profitability with respect to each Fund was not excessive. The Board considered whether the Adviser would benefit in other ways from its relationships with the Funds, and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale.    The Board noted that the Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

After discussions at meetings of the Board of Trustees (“Board” or “Trustees”) held on February 25, 2016 and February 28, 2016, at the February 28 meeting the Trustees, including the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement with respect to Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Funds”). The Independent Trustees were advised throughout the review and meetings by Independent Trustee Counsel.

In reaching this decision with respect to the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX Advisors LLC (“DBX” or the “Adviser”) and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Funds; and (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies.

In reaching this decision with respect to the Investment Sub-Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the performance of Harvest Global Investments Limited (“Harvest” or “Sub-Adviser”) with respect to its management of the Funds, as well as Harvest’s financial resources and its resulting ability to perform its obligations under the Investment Sub-Advisory Agreement; (3) the total cost of the services provided by and the profits realized by Harvest from its relationship with the Funds; and (4) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies.

The Board reached a determination, with the assistance of Trust Counsel and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

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DBX ETF Trust

Board considerations in approval of investment advisory and

sub-advisory contracts (Unaudited) (Continued)

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays for the compensation of officers of the Trust who are also officers or employees of the Adviser, except as may otherwise be determined by the Board. The Board also considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operation. The Board also considered the role played by the Adviser in working with Harvest to manage the Funds’ portfolios, noting that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal and regulatory requirements applicable to the Funds.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Adviser in supervising third party service providers to the Funds, such as the administrator and the custodian. The Board further considered the compliance program of the Adviser which supports the Funds’ compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that the Adviser had the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee to that of other exchange-traded funds (“ETFs”), and noted that each Fund’s fee is competitive with the fees of its respective peer group. The Board noted that while each Fund’s advisory fees were higher than certain other ETFs in the Funds’ peer group, those other ETFs did not invest directly in A-Shares. The Board noted that the fee for the Funds is a unitary fee pursuant to which the Adviser pays all of the Funds’ costs. The Board also noted that the Funds’ portfolios are managed on a day-to-day basis by the Sub-Adviser, which receives a fee from the Adviser. The Board considered the allocation of responsibilities between the Adviser and Sub-Adviser and noted that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services to the Funds, and the information provided by the Adviser to the Board regarding the Funds’ profitability. The Board noted that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. The Board also noted that while the Adviser had provided information about the Adviser’s expenses relating to marketing the Funds, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that the Adviser’s profitability with respect to each Fund was not excessive. The Board also noted that since the fee paid by the Adviser to the Sub-Adviser under the Investment Sub-Advisory Agreement contained breakpoints, the

60

DBX ETF Trust

Board considerations in approval of investment advisory and

sub-advisory contracts (Unaudited) (Continued)

Adviser could experience increased profitability as the Funds’ assets increased. The Board considered whether the Adviser would benefit in other ways from its relationships with the Funds, and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale.    The Board noted that the Funds were not experiencing economies of scale at this time and determined to evaluate the economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

The Board considered the following in determining whether to approve the Investment Sub-Advisory Agreement:

Nature, Extent and Quality of Services.    In considering the nature, extent and quality of services that Harvest provides to the Funds, the Board reviewed in detail the nature, extent and quality of services provided by Harvest under the Investment Sub-Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities.

The Board also considered Harvest’s operational capabilities and resources, and its experience in serving as investment sub-adviser to the Funds. The Board considered the professional experience and qualifications of Harvest’s senior management and key professional personnel, as well as Harvest’s depth and breadth of experience in managing investment portfolios consisting of China A-Shares, and their techniques for implementing such strategies while minimizing index tracking error. In addition, the Board considered Harvest’s operational capabilities and resources, and Harvest’s experience in managing index funds covering various asset classes. The Board noted that Harvest manages its index-based portfolios using both full replication and sampling techniques and maintains strict discipline in the implementation of its indexing strategies. To that end, the Board noted that when there are changes to a benchmark index, Harvest closely monitors any such changes to devise strategies to realign its portfolios at the lowest possible cost while tracking the respective benchmark index. The Board also noted Harvest’s processes to minimize the cost of trading.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by Harvest under the Investment Sub-Advisory Agreement are reasonable and appropriate in relation to the fees paid to Harvest, taking special consideration of the fact that the fees paid to Harvest are payable by the Adviser and not the Funds.

Performance of Harvest; Harvest’s Financial Resources.    The Board considered Harvest’s performance in managing the Funds and its ability to minimize tracking error. The Board concluded that, given Harvest’s capabilities and experience in managing the Funds, Harvest had generally been able to keep the Funds’ tracking error within acceptable ranges.

The Board also considered Harvest’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that Harvest had the financial resources necessary to perform its obligations under the Investment Sub-Advisory Agreement.

Reasonableness of Sub-Advisory Fee.    The Board noted that the fee paid to Harvest in respect of the Funds would be paid by the Adviser and not the Funds. The Board further noted that the fee for the Funds was a unitary fee pursuant to which the Adviser would pay all of the Funds’ costs, and thus was not directly affected by the amount of the sub-advisory fee paid to Harvest. Based on its review, the Board concluded that the sub-advisory fee was reasonable in light of the services provided.

Costs of Services and Profitability.    The Board noted that the fees paid by the Adviser to Harvest under the Investment Sub-Advisory Agreement contain breakpoints. The Board further noted that specific information about Harvest’s profitability with respect to its services provided to the Funds was not available because Harvest does not calculate the profitability of its sub-advisory services on a per-Fund level. The Board also noted that the overall fees paid by each Fund remained reasonable.

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DBX ETF Trust

Board considerations in approval of investment advisory and

sub-advisory contracts (Unaudited) (Continued)

The Board also considered whether Harvest would benefit in other ways from its relationship with the Funds. The Board discussed Harvest’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage services to Harvest. The Board discussed the potential benefits Harvest might derive from the Funds’ soft dollar arrangements, whereby brokers provide brokerage services to the Funds or Harvest in return for allocating fund brokerage.

Economies of Scale.    The Board noted that the Funds were not experiencing economies of scale at this time and determined to evaluate the economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Sub-Advisory Agreement was fair and reasonable and it was unanimously approved.

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DBX ETF Trust

Additional information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.deutsche-etfs.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Company at 855-329-3837. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily at www.deutsche-etfs.com.

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the Net Asset Value of the Fund can be found at www.deutsche-etfs.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its fiscal year ended May 31, 2016.

Qualified Dividend Income*
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	12%
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	4%
Deutsche X-trackers MSCI All China Equity ETF	8%

* The above percentage is based on ordinary income paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxed paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	$12,856,674	$1,292,209
Deutsche X-trackers MSCI All China Equity ETF	1,269,861	11,238

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DBX ETF Trust

Privacy policy notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax adviser, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.deutsche-etfs.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

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DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

Carefully consider a Fund’s investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-855-DBX-ETFS (1-855-329-3837), or by viewing or downloading a prospectus at www.deutsche-etfs.com. Read the prospectus carefully before investing.

Investing involves risk, including possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in US companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Special risks associated with investments in Chinese companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards the nature and extent of intervention by the Chinese government in the Chinese securities markets, and the potential unavailability of A shares. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-shares could result in unexpected tax liabilities for the Funds which may reduce Fund returns. Any reduction or elimination of access to A-shares will have a material adverse effect on the ability of the Funds to achieve its investment objective. The Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency vs. the U.S. dollar. The Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF aims to hedge the currency exposure by entering into forward transactions linked to the CNH/USD exchange rate. The equity shares included in the CSI 300 index may be valued using the CNY/USD exchange rate. The difference between the CNH/USD and CNH/USD exchange rates may lead to tracking errors in the fund. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. See the prospectus for details.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the New York Stock Exchange. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

Deutsche Asset Management is the brand name for the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries. Clients will be provided Deutsche Asset Management products or services by one or more legal entities that will be identified to clients pursuant to the contracts, agreements, offering materials or other documentation relevant to such products or services.

The CSI Indexes are calculated by China Securities Index Co., Ltd. (CSI). CSI does not make any warranties, express or implied, to its customers or any other party regarding the accuracy or completeness of any data related to the Index. All information is provided for information purposes only. CSI accepts no liability for any errors or any loss arising from the use of information it provides.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX and any related funds.

Copyright © 2016 Deutsche Bank AG. All rights reserved. Deutsche X-trackers® is a registered trademark of Deutsche Bank AG. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 345 Park Ave. New York, NY 10154	Investment sub-advisor Harvest Global Investments Limited 31/F, One Exchange Square 8 Connaught Place Central, Hong Kong	Administrator, custodian, fund accountant, lending agent & transfer agent The Bank of New York Mellon 101 Barclay Street New York, NY 10286

Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, CO 80203	Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036

R-35360-3 (7/16) DBX 002026 (7/17)

May 31, 2016

Annual Report

DBX ETF Trust

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (DBRE)

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (JPN)

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (JPNH)

Deutsche X-trackers MSCI Australia Hedged Equity ETF (DBAU)

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (DBES)

Deutsche X-trackers MSCI Italy Hedged Equity ETF (DBIT)

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF (DBSE)

Deutsche X-trackers MSCI Spain Hedged Equity ETF (DBSP)

Deutsche X-trackers S&P Hedged Global Infrastructure ETF (DBIF)

DBX ETF Trust

To our shareholders: (Unaudited)

Dear Shareholder,

We are pleased to provide this annual report for the period ended May 31, 2016.

Global financial markets witnessed increased volatility mainly due to the slowdown in China, falling commodity prices and divergent central bank policies. With increasing downside risks to growth and inflation persistently below target, the European Central Bank (ECB) and Bank of Japan (BoJ) pursued policy accommodation by easing monetary policies. The Federal Reserve Board (FRB) hiked rates in December on the back of improving labor market conditions and strong macroeconomic growth. Commodity prices remained low on the back of abundant supply and weak demand.

Real estate market performance across much of the Asia Pacific region has been relatively attractive in light of strong capital markets and strengthening leasing markets. The US has become a popular infrastructure investment option, driven by its overall economic position, low-risk environment and strong financial sector. The US commercial real estate market performed well, driven by robust rental income growth and improving labor markets. Real estate investment in Japan remained resilient, owing to a healthy corporate sector, increasing number of inbound tourists and improving leasing markets. Japan’s government recently announced the roll out of a USD 200 billion plan to promote high-quality infrastructure development around the world. This is an extension to the existing USD 110 billion plan announced over a year ago.

The Eurozone economy sustained its growth momentum in Q1 2016, despite weaker Chinese data and a continued slump in oil prices. Its recovery is supported by improving labor conditions and less austere fiscal positions. However, external sector data continues to be weak. Market dynamics in Japan were dominated by the BoJ’s unexpected move to a negative interest rate policy, which appeared to have repercussions throughout the financial system. Economic growth in Spain was underpinned by increased consumer spending, robust domestic demand, subdued oil prices and revenues from tourism. Meanwhile, in Italy, household consumption, fixed investment and net exports were the main drivers of growth. The Australian economy continued to rebalance since the latter half of 2015 following the mining investment boom. The Reserve Bank of Australia cut cash rates on unexpectedly low inflation data, in addition to a challenging external environment.

The global real estate market is expected to grow on the back of stable inflationary policy and decreasing unemployment, which continue to benefit asset prices, thereby potentially increasing demand for real estate. Demand for private capital in the infrastructure spectrum is expected to grow due to significant gaps in government budgets.

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Alex N. Depetris

Alex N. Depetris

Chairman, President and Chief Executive Officer

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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DBX ETF Trust

Management’s discussion of fund performance (Unaudited)

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF

The Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (DBRE) seeks investment results that correspond generally to the performance, before fees and expenses, of the Dow Jones Global ex-U.S. Select Real Estate Securities Total Return Net Index (USD) Hedged (the DBRE Index). The DBRE Index seeks exposure to an alternative income source via a broad range of international residential real estate investment trusts (REITs) and real estate operating companies (REOCs), while mitigating exposure to fluctuations between the value of the USD and 17 non-US currencies. For the 12-month period ended May 31, 2016, DBRE shares returned -0.96% compared with the DBRE Index return of -0.61%.

Australia, Japan and France contributed positively to Index performance. Meanwhile, the UK and Hong Kong were the main contributors to negative performance.

The Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF

The Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (JPN) seeks to track, before fees and expenses, the JPX-Nikkei 400 Net Total Return Index, a benchmark consisting of 400 Japanese securities that pass a rigorous screening process. The index uses indicators such as return on equity, cumulative operating profit, and market capitalization to select high-quality, capitally efficient Japanese companies. For the period June 24, 2015 (commencement of operations) to May 31, 2016, JPN shares returned -6.78% compared with the JPN Index return of -16.25%.

Telecom Services and Healthcare were the major positive contributors to Index performance. Meanwhile, Financials, Consumer Discretionary and Information Technology contributed negatively to performance.

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF

The Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (JPNH) seeks investment results, before fees and expenses, of the JPX-Nikkei 400 Total Return USD Hedged Index, a new standard benchmark consisting of 400 Japanese securities selected through a rigorous screening process. The index uses indicators such as return on equity, cumulative operating profit, and market capitalization to select a series of high-quality, capitally efficient Japanese companies, with a goal of potentially minimizing any currency risk brought on by fluctuations between the value of the USD and the JPY. For the period August 19, 2015 (commencement of operations) to May 31, 2016, JPNH shares returned -16.06% compared with the JPNH Index return of -15.98%.

Financials, Consumer Discretionary and Information Technology contributed negatively to performance. Meanwhile, Telecom Services and Healthcare were the major positive contributors to Index performance.

Deutsche X-trackers MSCI Australia Hedged Equity ETF

The Deutsche X-trackers MSCI Australia Hedged Equity ETF (DBAU) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Australia US Dollar Hedged Index. DBAU is designed to offer investors access to Australian equities, while mitigating exposure to fluctuations between the value of the USD and the AUD. For the period August 19, 2015 (commencement of operations) to May 31, 2016, DBAU shares returned 2.98% compared with the DBAU Index return of 3.35%.

Energy and Materials contributed negatively to Index returns. Meanwhile, Financials, Industrials and Healthcare sectors in Australia were the major positive contributors to performance.

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF

The Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (DBES) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE Small Cap US Dollar Hedged Index. DBES offers investors access to small-cap developed market equities, while seeking to mitigate exposure to fluctuations between the value of the USD and select foreign currencies. For the period August 19, 2015 (commencement of operations) to May 31, 2016, DBES shares returned -1.96% compared with the DBES Index return of -0.78%.

Financials, Consumer Discretionary and Energy sectors contributed negatively to performance. However, Consumer Staples and Information Technology were the positive contributors to Index performance. Japan and Australia contributed positively to Index performance.

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DBX ETF Trust

Management’s discussion of fund performance (Unaudited) (Continued)

Deutsche X-trackers MSCI Italy Hedged Equity ETF

The Deutsche X-trackers MSCI Italy Hedged Equity ETF (DBIT) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Italy 25/50 US Dollar Hedged Index. DBIT offers investors access to large- and mid-cap Italian equities, while seeking to mitigate exposure to fluctuations between the value of the USD and the EUR. For the period August 19, 2015 (commencement of operations) to May 31, 2016, DBIT shares returned -21.29% compared with the DBIT Index return of -21.33%.

The Financials sector was a significant negative contributor to Index performance whereas Utilities sector was the only positive contributor among all sectors.

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF

The Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF (DBSE) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Southern Europe US Dollar Hedged Index. DBSE offers investors access to large- and mid-cap equities across Italy, Portugal, and Spain, while seeking to mitigate exposure to fluctuations between the value of the USD and the EUR. For the period August 19, 2015 (commencement of operations) to May 31, 2016, DBSE shares returned -17.94% compared with the DBSE Index return of -17.85%.

Financials and Telecom Services contributed negatively to Index performance. Information Technology and Utilities were the major positive contributors to performance.

Deutsche X-trackers MSCI Spain Hedged Equity ETF

The Deutsche X-trackers MSCI Spain Hedged Equity ETF (DBSP) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Spain 25/50 US Dollar Hedged Index. DBSP offers investors access to large- and mid-cap Spanish equities, while seeking to mitigate exposure to fluctuations between the value of the USD and the EUR. For the period August 19, 2015 (commencement of operations) to May 31, 2016, DBSP shares returned -15.10% compared with the DBSP Index return of -14.89%.

Financials and Telecom Services contributed negatively to Index performance. Information Technology and Industrials were the major positive contributors to performance.

Deutsche X-trackers S&P Hedged Global Infrastructure ETF

The Deutsche X-trackers S&P Hedged Global Infrastructure ETF (DBIF) seeks investment results that correspond generally to the performance, before fees and expenses, of the S&P Global Infrastructure Index (USD) (Hedged) (Net TR) (the DBIF Index). The DBIF Index seeks exposure to an alternative income source via diversified exposure to the global infrastructure industry, while mitigating exposure to fluctuations between the value of the USD and non-US currencies. For the 12-month period ended May 31, 2016, DBIF returned -4.24% compared with the DBIF Index return of -4.21%.

Utilities and Industrials were the primary contributors to positive performance. Energy contributed negatively to Index returns. The US, China and Japan contributed negatively, whereas Australia and Spain were the major positive contributors.

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Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.deutsche-etfs.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-23 of this report for additional performance information, including performance data based on market value.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

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DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (DBRE)

The Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Dow Jones Global ex-U.S. Select Real Estate Securities Total Return Net Index (USD) Hedged (the “Underlying Index”). The Underlying Index is constructed to track the performance of publicly traded real estate securities in countries other than the United States, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	Dow Jones Global ex- U.S. Select Real Estate Securities Total Return Net Index (USD) Hedged	Dow Jones Global ex- U.S. Select Real Estate Securities Net TR Index
One Year	-0.96%	-1.48%	-0.61%	-0.77%
Since Inception[1]	-2.89%	-3.29%	-2.53%	-2.80%

Cumulative Total Returns
	Net Asset Value	Market Value	Dow Jones Global ex- U.S. Select Real Estate Securities Total Return Net Index (USD) Hedged	Dow Jones Global ex- U.S. Select Real Estate Securities Net TR Index
One Year	-0.96%	-1.48%	-0.61%	-0.77%
Since Inception[1]	-3.30%	-3.76%	-2.90%	-3.21%

1 Total returns are calculated based on the commencement of operations, 4/9/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.48%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

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DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (DBRE) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 4/9/15.

Sector Diversification* as of 5/31/16

Diversified	35.3%
Real Estate Operations/ Development	25.0%
Shopping Centers	18.8%
Office Property	11.0%
Real Estate Management/Services	7.8%
Apartments	1.0%
Storage	0.4%
Hotels	0.3%
Warehouse/Industry	0.3%
Property Trust	0.1%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (39.3% of Net Assets)

Description	% of Net Assets
Brookfield Asset Management, Inc. (Canada)	7.1%
Unibail-Rodamco SE (France)	6.2%
Mitsui Fudosan Co. Ltd. (Japan)	5.3%
Scentre Group (Australia)	4.2%
Westfield Corp. (Australia)	3.5%
Link REIT (Hong Kong)	3.2%
Land Securities Group PLC (United Kingdom)	3.2%
British Land Co. PLC (United Kingdom)	2.6%
Klepierre (France)	2.0%
Nippon Building Fund, Inc. (Japan)	2.0%

Country Diversification* as of 5/31/16

Japan	23.0%
United Kingdom	14.2%
Australia	13.9%
Canada	10.6%
France	10.5%
Hong Kong	7.8%
Singapore	6.4%
Philippines	2.7%
Switzerland	2.3%
Other	8.6%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 26.

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DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (JPN)

The Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Net Total Return Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities of issuers who are primarily listed on the JASDAQ Stock Exchange (“JASDAQ”) or the following sections of the Tokyo Stock Exchange (“TSE”): the first section (for large companies), the second section (for middle-sized companies) and the “Mothers” (for high-growth and emerging stocks). It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	JPX-Nikkei 400 Net Total Return Index
Since Inception[1]	-6.78%	-7.51%	-16.25%

1 Total returns are calculated based on the commencement of operations, 6/24/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.40%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

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DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (JPN) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 6/24/15.

Sector Diversification* as of 5/31/16

Industrials	20.2%
Financials	18.1%
Consumer Discretionary	17.8%
Health Care	10.5%
Information Technology	9.3%
Consumer Staples	9.1%
Telecommunication Services	6.9%
Materials	6.7%
Utilities	0.9%
Energy	0.5%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (16.3% of Net Assets)

Description	% of Net Assets
KDDI Corp.	2.0%
Mitsui Fudosan Co. Ltd.	2.0%
Nippon Telegraph & Telephone Corp.	1.9%
Japan Tobacco, Inc.	1.7%
NTT DOCOMO, Inc.	1.5%
SMC Corp.	1.5%
Mitsubishi Estate Co. Ltd.	1.5%
Central Japan Railway Co.	1.4%
SoftBank Group Corp.	1.4%
Toyota Motor Corp.	1.4%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 34.

9

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (JPNH)

The Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Net Total Return USD Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities of issuers who are primarily listed on the JASDAQ Stock Exchange (“JASDAQ”) or the following sections of the Tokyo Stock Exchange (“TSE”): the first section (for large companies), the second section (for middle-sized companies) and the “Mothers” (for high-growth and emerging stocks) while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	JPX-Nikkei 400 Net Total Return USD Hedged Index	JPX-Nikkei 400 Net Total Return Index
Since Inception[1]	-16.06%	-16.72%	-15.98%	-15.92%

1 Total returns are calculated based on the commencement of operations, 8/19/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

10

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (JPNH) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/19/15.

Sector Diversification* as of 5/31/16

Industrials	21.0%
Consumer Discretionary	17.9%
Financials	16.7%
Information Technology	10.5%
Health Care	10.1%
Consumer Staples	9.8%
Telecommunication Services	6.8%
Materials	5.9%
Utilities	0.8%
Energy	0.5%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (15.3% of Net Assets)

Description	% of Net Assets
Japan Tobacco, Inc.	2.0%
KDDI Corp.	1.9%
Nippon Telegraph & Telephone Corp.	1.9%
SoftBank Group Corp.	1.5%
NTT DOCOMO, Inc.	1.4%
Takeda Pharmaceutical Co. Ltd.	1.4%
Honda Motor Co. Ltd.	1.4%
East Japan Railway Co.	1.3%
Seven & i Holdings Co. Ltd.	1.3%
Canon, Inc.	1.2%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 38.

11

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Australia Hedged Equity ETF (DBAU)

The Deutsche X-trackers MSCI Australia Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Australia US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the Australian equity market, while mitigating exposure to fluctuations between the value of the U.S. dollar and the Australian dollar. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Australia US Dollar Hedged Index	MSCI Australia Net Return USD Index
Since Inception[1]	2.98%	2.65%	3.35%	2.82%

1 Total returns are calculated based on the commencement of operations, 8/19/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

12

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Australia Hedged Equity ETF (DBAU) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/19/15.

Sector Diversification* as of 5/31/16

Financials	52.3%
Materials	13.2%
Consumer Staples	7.4%
Health Care	7.2%
Industrials	6.6%
Energy	4.7%
Telecommunication Services	2.8%
Consumer Discretionary	2.8%
Utilities	2.6%
Information Technology	0.4%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 ( 52.6% of Net Assets)

Description	% of Net Assets
Commonwealth Bank of Australia	11.2%
Westpac Banking Corp.	8.7%
Australia & New Zealand Banking Group Ltd.	6.3%
National Australia Bank Ltd.	6.1%
BHP Billiton Ltd.	5.2%
CSL Ltd.	4.6%
Wesfarmers Ltd.	3.9%
Woolworths Ltd.	2.4%
Scentre Group	2.1%
Transurban Group	2.1%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 42.

13

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (DBES)

The Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE Small Cap US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to small cap equity securities in developed stock markets outside of the Americas, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	MSCl EAFE Small Cap US Dollar Hedged Index	MSCI EAFE Small Cap Net Return USD Index
Since Inception[1]	-1.96%	-1.41%	-0.78%	-6.92%

1 Total returns are calculated based on the commencement of operations, 08/19/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

14

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (DBES) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/19/15.

Sector Diversification* as of 5/31/16

Industrials	22.8%
Financials	22.5%
Consumer Discretionary	14.9%
Information Technology	10.3%
Materials	8.8%
Health Care	8.3%
Consumer Staples	6.8%
Energy	2.7%
Utilities	1.8%
Telecommunication Services	1.1%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (3.1% of Net Assets)

Description	% of Net Assets
Fingerprint Cards AB (Sweden)	0.4%
Smurfit Kappa Group PLC (Ireland)	0.3%
Rightmove PLC (United Kingdom)	0.3%
Nibe Industrier AB (Sweden)	0.3%
Sawai Pharmaceutical Co. Ltd. (Japan)	0.3%
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	0.3%
ITO EN Ltd. (Japan)	0.3%
Gamesa Corp. Tecnologica SA (Spain)	0.3%
Teleperformance (France)	0.3%
Kiwi Property Group Ltd. (New Zealand)	0.3%

Country Diversification* as of 5/31/16

Japan	31.0%
United Kingdom	18.1%
Germany	5.8%
Australia	5.7%
Sweden	5.3%
Switzerland	4.4%
Italy	4.0%
France	3.9%
Spain	2.4%
Hong Kong	2.3%
Belgium	2.1%
Netherlands	2.0%
Other	13.0%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 45.

15

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Italy Hedged Equity ETF (DBIT)

The Deutsche X-trackers MSCI Italy Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Italy 25/50 US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the Italian equity market, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	MSCl Italy 25/50 US Dollar Hedged Index	MSCl Italy 25/50 USD NETR
Since Inception[1]	-21.29%	-20.98%	-21.33%	-21.20%

1 Total returns are calculated based on the commencement of operations, 8/19/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

16

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Italy Hedged Equity ETF (DBIT) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/19/15.

Sector Diversification* as of 5/31/16

Financials	32.7%
Utilities	20.7%
Energy	18.2%
Industrials	13.6%
Consumer Discretionary	10.2%
Telecommunication Services	4.6%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (70.0% of Net Assets)

Description	% of Net Assets
Eni SpA	14.0%
Intesa Sanpaolo SpA	12.6%
Enel SpA	11.9%
UniCredit SpA	5.2%
Telecom Italia SpA	4.6%
Snam SpA	4.6%
Atlantia SpA	4.5%
Assicurazioni Generali SpA	4.5%
Terna Rete Elettrica Nazionale SpA	4.1%
Luxottica Group SpA	4.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 56.

17

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF (DBSE)

The Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Southern Europe US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the Italian, Portuguese and Spanish equity markets, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Southern Europe US Dollar Hedged Index	MSCI Southern Europe Net Return USD Index
Since Inception[1]	-17.94%	-17.92%	-17.85%	-17.67%

1 Total returns are calculated based on the commencement of operations, 8/19/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

18

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF (DBSE) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/19/15.

Sector Diversification* as of 5/31/16

Financials	35.5%
Utilities	20.3%
Industrials	10.9%
Energy	10.4%
Telecommunication Services	9.4%
Consumer Discretionary	8.1%
Information Technology	3.1%
Consumer Staples	1.2%
Health Care	1.1%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (57.5% of Net Assets)

Description	% of Net Assets
Banco Santander SA (Spain)	10.6%
Telefonica SA (Spain)	7.2%
Banco Bilbao Vizcaya Argentaria SA (Spain)	6.7%
Eni SpA (Italy)	6.0%
Iberdrola SA (Spain)	5.7%
Intesa Sanpaolo SpA (Italy)	5.4%
Enel SpA (Italy)	5.3%
Industria de Diseno Textil SA (Spain)	4.9%
Amadeus IT Holding SA (Spain)	3.1%
Assicurazioni Generali SpA (Italy)	2.6%

Country Diversification* as of 5/31/16

Spain	57.0%
Italy	36.1%
United Kingdom	3.1%
Portugal	2.8%
Luxembourg	1.0%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 58.

19

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Spain Hedged Equity ETF (DBSP)

The Deutsche X-trackers MSCI Spain Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Spain 25/50 US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the Spanish equity market, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of 5/31/16

Cumulative Total Returns
	Net Asset Value	Market Value	MSCI Spain 25/50 US Dollar Hedged Index	MSCI Spain 25/50 USD NETR
Since Inception[1]	-15.10%	-15.37%	-14.89%	-14.70%

1 Total returns are calculated based on the commencement of operations, 8/19/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

20

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers MSCI Spain Hedged Equity ETF (DBSP) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 8/19/15.

Sector Diversification* as of 5/31/16

Financials	36.0%
Utilities	18.1%
Industrials	16.7%
Telecommunication Services	9.1%
Consumer Discretionary	6.3%
Information Technology	4.7%
Energy	4.6%
Health Care	2.7%
Consumer Staples	1.8%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (64.7% of Net Assets)

Description	% of Net Assets
Banco Santander SA	15.0%
Telefonica SA	9.1%
Banco Bilbao Vizcaya Argentaria SA	8.2%
Iberdrola SA	6.5%
Industria de Diseno Textil SA	6.3%
Amadeus IT Holding SA	4.7%
Repsol SA	4.6%
Red Electrica Corp. SA	3.5%
Ferrovial SA	3.4%
Aena SA	3.4%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 60.

21

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers S&P Hedged Global Infrastructure ETF (DBIF)

The Deutsche X-trackers S&P Hedged Global Infrastructure ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the S&P Global Infrastructure Index (USD)(Hedged)(Net TR) (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities of infrastructure issuers in developed markets, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries in the Underlying Index. It is not possible to invest directly into an index.

Performance as of 5/31/16

Average Annual Total Return
	Net Asset Value	Market Value	S&P Global Infrastructure Index (USD) (Hedged) (Net TR)	S&P Global Infrastructure Index
One Year	-4.24%	-4.70%	-4.21%	-4.74%
Since Inception[1]	-3.61%	-3.87%	-3.61%	-3.75%

Cumulative Total Returns
	Net Asset Value	Market Value	S&P Global Infrastructure Index (USD) (Hedged) (Net TR)	S&P Global Infrastructure Index
One Year	-4.24%	-4.70%	-4.21%	-4.74%
Since Inception[1]	-4.13%	-4.44%	-4.13%	-4.29%

1 Total returns are calculated based on the commencement of operations, 4/9/15 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.deutsche-etfs.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower. The estimated operating expense ratio as disclosed in the most recent prospectus dated September 30, 2015, was 0.45%.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

22

DBX ETF Trust

Performance summary (Unaudited)

Deutsche X-trackers S&P Hedged Global Infrastructure ETF (DBIF) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, 4/9/15.

Sector Diversification * as of 5/31/16

Industrials	39.9%
Utilities	39.2%
Energy	20.9%

Total	100.0%

Ten Largest Equity Holdings as of 5/31/16 (35.0% of Net Assets)

Description	% of Net Assets
Transurban Group (Australia)	5.0%
Atlantia SpA (Italy)	4.0%
Enbridge, Inc. (Canada)	3.8%
Aena SA (Spain)	3.6%
Kinder Morgan, Inc. (United States)	3.4%
National Grid PLC (United Kingdom)	3.3%
NextEra Energy, Inc. (United States)	3.2%
Duke Energy Corp. (United States)	3.1%
TransCanada Corp. (Canada)	3.0%
Abertis Infraestructuras SA (Spain)	2.6%

Country Diversification* as of 5/31/16

United States	38.8%
Canada	9.5%
Spain	8.7%
Australia	8.2%
Italy	6.5%
United Kingdom	5.5%
France	5.4%
Hong Kong	3.5%
Japan	3.0%
Mexico	2.4%
Other	8.5%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 62.

23

DBX ETF Trust

Fees and expenses (Unaudited)

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF
Actual	$1,000.00	$1,023.90	0.48%	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF
Actual	$1,000.00	$978.30	0.40%	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	0.40%	$2.02
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF
Actual	$1,000.00	$882.50	0.45%	$2.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers MSCI Australia Hedged Equity ETF
Actual	$1,000.00	$1,048.20	0.45%	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF
Actual	$1,000.00	$982.40	0.45%	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28

24

DBX ETF Trust

Fees and expenses (Unaudited) (Continued)

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Deutsche X-trackers MSCI Italy Hedged Equity ETF
Actual	$1,000.00	$809.50	0.45%	$2.04
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF
Actual	$1,000.00	$855.20	0.45%	$2.09
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers MSCI Spain Hedged Equity ETF
Actual	$1,000.00	$890.70	0.45%	$2.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28
Deutsche X-trackers S&P Hedged Global Infrastructure ETF
Actual	$1,000.00	$1,057.30	0.45%	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

25

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.0%
Australia — 13.8%
Astro Japan Property Group REIT	396	$2,003
BWP Trust REIT	3,981	10,416
Charter Hall Retail REIT	2,704	9,381
Dexus Property Group REIT	7,974	49,910
Gateway Lifestyle (a)	2,307	4,785
Goodman Group REIT	13,102	67,328
GPT Group REIT	14,915	57,996
Investa Office Fund REIT	5,066	15,561
Scentre Group REIT	44,277	149,126
Westfield Corp. REIT	15,909	123,261

		489,767

Austria — 1.0%
BUWOG AG*	419	9,021
CA Immobilien Anlagen AG	606	10,782
Immofinanz AG*	7,298	16,922

		36,725

Belgium — 0.9%
Befimmo SA REIT	170	11,287
Cofinimmo SA/NV REIT	168	20,468

		31,755

Brazil — 0.4%
BR Malls Participacoes SA	5,000	15,981

Canada — 10.5%
Artis Real Estate Investment Trust REIT	563	5,693
Boardwalk Real Estate Investment Trust REIT	189	7,655
Brookfield Asset Management, Inc., Class A	7,204	252,814
Canadian Apartment Properties REIT	524	12,136
Canadian Real Estate Investment Trust REIT	297	10,346
Crombie Real Estate Investment Trust REIT	315	3,522
Dream Office Real Estate Investment Trust REIT	439	6,320
First Capital Realty, Inc.	936	15,003
H&R Real Estate Investment Trust REIT	1,139	18,431
RioCan Real Estate Investment Trust REIT	1,309	27,381
Smart Real Estate Investment Trust REIT	523	13,759

		373,060

France — 10.4%
Fonciere des Regions REIT	361	32,262
Gecina SA REIT	299	42,234
Klepierre REIT	1,566	71,630
Mercialys SA REIT	151	3,285
Unibail-Rodamco SE REIT	814	219,087

		368,498

Hong Kong — 7.7%
Champion REIT	18,049	9,453
Hang Lung Properties Ltd.	17,528	33,474
Hongkong Land Holdings Ltd.	9,800	59,192
Hysan Development Co. Ltd.	5,130	22,116

	Number of Shares	Value
Hong Kong (Continued)
Link REIT	18,694	$114,871
Prosperity REIT	9,374	3,619
Wheelock & Co. Ltd.	6,741	30,362

		273,087

Italy — 0.2%
Beni Stabili SpA SIIQ REIT*	8,754	6,467
Immobiliare Grande Distribuzione SIIQ SpA REIT	2,758	2,486

		8,953

Japan — 22.8%
Activia Properties, Inc. REIT	5	25,556
AEON Mall Co. Ltd.	900	11,890
AEON REIT Investment Corp. REIT	9	11,476
Daibiru Corp.	400	3,739
Daiwa Office Investment Corp. REIT	3	17,853
Frontier Real Estate Investment Corp. REIT	4	19,578
Fukuoka REIT Corp. REIT	5	9,184
Global One Real Estate Investment Corp. REIT	1	3,888
Hankyu REIT, Inc.	5	6,055
Heiwa Real Estate Co. Ltd.	300	3,693
Hoshino Resorts REIT, Inc.	1	12,011
Hulic Co. Ltd.	3,700	36,721
Hulic REIT, Inc.	7	11,998
Japan Excellent, Inc. REIT	10	13,492
Japan Prime Realty Investment Corp. REIT	7	29,995
Japan Real Estate Investment Corp. REIT	11	64,469
Japan Rental Housing Investments, Inc. REIT	13	10,120
Japan Retail Fund Investment Corp. REIT	21	48,871
Kenedix Office Investment Corp. REIT	3	17,068
Kenedix Residential Investment Corp. REIT	3	7,992
Kenedix Retail REIT Corp. REIT	3	7,778
MCUBS MidCity Investment Corp. REIT	2	6,791
Mitsui Fudosan Co. Ltd.	7,721	189,757
Mori Hills REIT Investment Corp. REIT	11	16,470
MORI TRUST Sogo Reit, Inc. REIT	8	15,272
Nippon Building Fund, Inc. REIT	12	71,414
NTT Urban Development Corp.	800	8,019
Orix JREIT, Inc. REIT	20	31,661
Premier Investment Corp. REIT	9	11,484
Tokyu Fudosan Holdings Corp.	4,200	27,764
TOKYU REIT, Inc. REIT	7	9,653
Top REIT, Inc.	3	12,015
United Urban Investment Corp. REIT	23	36,348

		810,075

Malaysia — 0.1%
KLCCP Stapled Group (a)	2,700	4,806

Netherlands — 1.4%
Atrium European Real Estate Ltd.*	1,395	5,898
Eurocommercial Properties NV	401	18,864
Vastned Retail NV REIT	158	6,985
Wereldhave NV REIT	334	17,007

		48,754

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (Continued)

May 31, 2016

	Number of Shares	Value
New Zealand — 0.9%
Argosy Property Ltd.	6,566	$5,331
Goodman Property Trust REIT	8,581	7,838
Kiwi Property Group Ltd.	10,563	10,613
Precinct Properties New Zealand Ltd.	8,247	7,310

		31,092

Philippines — 2.7%
Ayala Land, Inc.	48,800	37,253
Robinsons Land Corp.	13,200	8,186
SM Prime Holdings, Inc.	95,785	49,157

		94,596

Poland — 0.1%
Echo Investment SA	1,850	3,157

Singapore — 6.3%
Ascendas Real Estate Investment Trust REIT	18,800	31,263
Cambridge Industrial Trust REIT	8,100	3,147
CapitaLand Commercial Trust REIT	16,700	16,856
CapitaLand Ltd.	20,900	45,379
CapitaLand Mall Trust REIT	22,100	32,578
Frasers Commercial Trust REIT	4,600	4,292
Global Logistic Properties Ltd.	25,200	33,122
GuocoLand Ltd.	2,000	2,745
Keppel REIT	14,500	10,898
Mapletree Logistics Trust REIT	12,300	8,708
Starhill Global REIT	11,200	6,303
Suntec Real Estate Investment Trust REIT	21,000	25,390
United Industrial Corp. Ltd.	1,600	3,207

		223,888

South Africa — 1.2%
Growthpoint Properties Ltd. REIT	18,228	27,256
Hyprop Investments Ltd. REIT	1,736	13,027
SA Corporate Real Estate Fund Nominees Pty Ltd. REIT	14,040	4,342

		44,625

Sweden — 1.6%
Castellum AB	2,142	29,197
Fabege AB	1,170	18,964
Kungsleden AB (b)	1,302	9,209

		57,370

	Number of Shares	Value
Switzerland — 2.3%
PSP Swiss Property AG	335	$31,377
Swiss Prime Site AG*	578	49,543

		80,920

Thailand — 0.5%
Central Pattana PCL	10,600	17,135

Turkey — 0.1%
Is Gayrimenkul Yatirim Ortakligi AS REIT	4,035	2,324

United Kingdom — 14.1%
Big Yellow Group PLC REIT	1,229	14,845
British Land Co. PLC REIT	8,492	91,016
Capital & Counties Properties PLC	6,167	30,574
Derwent London PLC REIT	919	43,818
Grainger PLC	3,443	12,177
Great Portland Estates PLC REIT	2,852	31,021
Hammerson PLC REIT	6,508	54,576
Intu Properties PLC REIT	6,779	29,426
Land Securities Group PLC REIT	6,649	112,287
Segro PLC REIT	6,158	39,056
Shaftesbury PLC REIT	2,304	30,634
Workspace Group PLC REIT	975	12,250

		501,680

TOTAL COMMON STOCKS (Cost $3,578,963)		3,518,248

RIGHTS — 0.1%
Sweden — 0.1%
Castellum AB*, expires 07/31/16 (Cost $0)	1,357	2,994

SECURITIES LENDING COLLATERAL — 0.2%
Daily Assets Fund “Capital Shares”, 0.48% (c)(d) (Cost $8,292)	8,292	8,292

TOTAL INVESTMENTS — 99.3% (Cost $3,587,255)†		$3,529,534
Other assets and liabilities, net — 0.7%		24,882

NET ASSETS — 100.0%		$3,554,416

*	Non-income producing security.
†	The cost for federal income tax purposes was $3,638,742. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $109,208. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,314 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $117,522.
(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $7,894, which is 0.2% of net assets.
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
REIT:	Real Estate Investment Trust

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (Continued)

May 31, 2016

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/2/2016	AUD	750,560	USD	572,066	$29,597
State Street Bank & Trust Co.	6/2/2016	AUD	28,599	USD	21,000	330
State Street Bank & Trust Co.	6/2/2016	AUD	51,000	USD	38,871	2,010
State Street Bank & Trust Co.	6/2/2016	AUD	756,825	USD	576,848	29,851
The Bank of New York Mellon	6/2/2016	AUD	1,900	USD	1,369	(4)
The Bank of New York Mellon	6/2/2016	AUD	432,000	USD	312,044	(185)
Canadian Imperial Bank of Commerce	6/2/2016	CHF	49,500	USD	51,706	1,907
JP Morgan & Chase Co.	6/2/2016	CHF	2,000	USD	2,089	77
State Street Bank & Trust Co.	6/2/2016	CHF	8,000	USD	8,356	308
State Street Bank & Trust Co.	6/2/2016	CHF	136,233	USD	142,308	5,252
The Bank of New York Mellon	6/2/2016	CHF	29,000	USD	29,169	(6)
The Bank of New York Mellon	6/2/2016	CHF	51,000	USD	51,681	373
Canadian Imperial Bank of Commerce	6/2/2016	EUR	282,300	USD	323,602	9,503
State Street Bank & Trust Co.	6/2/2016	EUR	13,000	USD	14,883	419
State Street Bank & Trust Co.	6/2/2016	EUR	781,932	USD	896,344	26,332
The Bank of New York Mellon	6/2/2016	EUR	1,700	USD	1,905	13
The Bank of New York Mellon	6/2/2016	EUR	151,200	USD	168,323	92
The Bank of New York Mellon	6/2/2016	EUR	276,000	USD	309,785	2,695
Canadian Imperial Bank of Commerce	6/2/2016	GBP	249,900	USD	366,046	4,103
State Street Bank & Trust Co.	6/2/2016	GBP	4,000	USD	5,850	56
State Street Bank & Trust Co.	6/2/2016	GBP	31,000	USD	45,413	514
State Street Bank & Trust Co.	6/2/2016	GBP	548,650	USD	803,766	9,128
State Street Bank & Trust Co.	6/2/2016	GBP	4,850	USD	7,000	(25)
The Bank of New York Mellon	6/2/2016	GBP	600	USD	866	(3)
The Bank of New York Mellon	6/2/2016	GBP	217,000	USD	316,656	2,364
The Bank of New York Mellon	6/2/2016	GBP	120,300	USD	175,097	860
JP Morgan & Chase Co.	6/2/2016	HKD	139,000	USD	17,923	36
State Street Bank & Trust Co.	6/2/2016	HKD	1,479,509	USD	190,779	385
State Street Bank & Trust Co.	6/2/2016	HKD	199,000	USD	25,659	50
The Bank of New York Mellon	6/2/2016	HKD	1,018,000	USD	131,120	116
The Bank of New York Mellon	6/2/2016	HKD	2,094,900	USD	270,129	541
The Bank of New York Mellon	6/2/2016	HKD	28,388	USD	3,654	1
The Bank of New York Mellon	6/2/2016	HKD	1,590,500	USD	204,746	69
Canadian Imperial Bank of Commerce	6/2/2016	NZD	27,300	USD	19,052	580
State Street Bank & Trust Co.	6/2/2016	NZD	73,479	USD	51,296	1,580
The Bank of New York Mellon	6/2/2016	NZD	30,000	USD	20,194	(104)
The Bank of New York Mellon	6/2/2016	NZD	16,700	USD	11,298	(1)
Canadian Imperial Bank of Commerce	6/2/2016	PLN	10,000	USD	2,535	0
Canadian Imperial Bank of Commerce	6/2/2016	PLN	25,300	USD	6,621	206
State Street Bank & Trust Co.	6/2/2016	PLN	3,000	USD	785	24
The Bank of New York Mellon	6/2/2016	PLN	8,000	USD	2,038	9
The Bank of New York Mellon	6/2/2016	PLN	1,000	USD	262	8
Canadian Imperial Bank of Commerce	6/2/2016	SEK	268,300	USD	33,487	1,322
State Street Bank & Trust Co.	6/2/2016	SEK	705,855	USD	88,076	3,455
State Street Bank & Trust Co.	6/2/2016	SEK	24,456	USD	3,000	68
The Bank of New York Mellon	6/2/2016	SEK	142,700	USD	17,083	(24)
The Bank of New York Mellon	6/2/2016	SEK	50,000	USD	6,000	6
The Bank of New York Mellon	6/2/2016	SEK	264,000	USD	31,635	(15)
Canadian Imperial Bank of Commerce	6/2/2016	TRY	6,902	USD	2,451	113
State Street Bank & Trust Co.	6/2/2016	TRY	5,500	USD	1,952	89
The Bank of New York Mellon	6/2/2016	TRY	100	USD	35	2
The Bank of New York Mellon	6/2/2016	TRY	4,000	USD	1,332	(23)
The Bank of New York Mellon	6/2/2016	TRY	1,000	USD	339	0
Canadian Imperial Bank of Commerce	6/2/2016	USD	71,764	AUD	99,060	(168)
Canadian Imperial Bank of Commerce	6/2/2016	USD	475,975	AUD	651,500	(5,102)
Canadian Imperial Bank of Commerce	6/2/2016	USD	80,914	CHF	78,500	(1,941)

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/2/2016	USD	493,722	EUR	433,500	$(11,391)
Canadian Imperial Bank of Commerce	6/2/2016	USD	493,488	GBP	342,500	2,573
Canadian Imperial Bank of Commerce	6/2/2016	USD	40,574	GBP	27,700	(455)
Canadian Imperial Bank of Commerce	6/2/2016	USD	204,930	HKD	1,590,500	(252)
Canadian Imperial Bank of Commerce	6/2/2016	USD	29,752	NZD	44,000	18
Canadian Imperial Bank of Commerce	6/2/2016	USD	3,119	PLN	12,300	0
Canadian Imperial Bank of Commerce	6/2/2016	USD	3,337	PLN	13,000	(41)
Canadian Imperial Bank of Commerce	6/2/2016	USD	50,379	SEK	411,000	(1,106)
Canadian Imperial Bank of Commerce	6/2/2016	USD	136	TRY	402	0
Canadian Imperial Bank of Commerce	6/2/2016	USD	2,194	TRY	6,500	8
JP Morgan & Chase Co.	6/2/2016	USD	2,012	CHF	2,000	0
JP Morgan & Chase Co.	6/2/2016	USD	17,894	HKD	139,000	(6)
State Street Bank & Trust Co.	6/2/2016	USD	8,000	AUD	10,969	(72)
State Street Bank & Trust Co.	6/2/2016	USD	36,280	AUD	47,600	(1,878)
State Street Bank & Trust Co.	6/2/2016	USD	475,936	AUD	651,500	(5,063)
State Street Bank & Trust Co.	6/2/2016	USD	91,538	AUD	126,355	(215)
State Street Bank & Trust Co.	6/2/2016	USD	54,147	CHF	53,833	11
State Street Bank & Trust Co.	6/2/2016	USD	80,905	CHF	78,500	(1,931)
State Street Bank & Trust Co.	6/2/2016	USD	12,431	CHF	11,900	(459)
State Street Bank & Trust Co.	6/2/2016	USD	347,108	EUR	311,797	(189)
State Street Bank & Trust Co.	6/2/2016	USD	493,690	EUR	433,500	(11,359)
State Street Bank & Trust Co.	6/2/2016	USD	12,609	EUR	11,000	(370)
State Street Bank & Trust Co.	6/2/2016	USD	10,000	EUR	8,785	(225)
State Street Bank & Trust Co.	6/2/2016	USD	34,218	EUR	29,850	(1,005)
State Street Bank & Trust Co.	6/2/2016	USD	493,460	GBP	342,500	2,600
State Street Bank & Trust Co.	6/2/2016	USD	358,054	GBP	246,001	(1,759)
State Street Bank & Trust Co.	6/2/2016	USD	204,920	HKD	1,590,500	(242)
State Street Bank & Trust Co.	6/2/2016	USD	15,000	HKD	116,397	(21)
State Street Bank & Trust Co.	6/2/2016	USD	29,753	NZD	44,000	17
State Street Bank & Trust Co.	6/2/2016	USD	19,944	NZD	29,479	1
State Street Bank & Trust Co.	6/2/2016	USD	3,337	PLN	13,000	(41)
State Street Bank & Trust Co.	6/2/2016	USD	2,034	SEK	16,300	(80)
State Street Bank & Trust Co.	6/2/2016	USD	50,375	SEK	411,000	(1,103)
State Street Bank & Trust Co.	6/2/2016	USD	36,275	SEK	303,011	52
State Street Bank & Trust Co.	6/2/2016	USD	2,194	TRY	6,500	8
The Bank of New York Mellon	6/2/2016	USD	6,713	AUD	9,300	9
The Bank of New York Mellon	6/2/2016	USD	291,374	AUD	402,200	(683)
The Bank of New York Mellon	6/2/2016	USD	16,475	AUD	22,400	(286)
The Bank of New York Mellon	6/2/2016	USD	48,079	CHF	47,800	10
The Bank of New York Mellon	6/2/2016	USD	1,515	CHF	1,500	(5)
The Bank of New York Mellon	6/2/2016	USD	1,757	CHF	1,700	(46)
The Bank of New York Mellon	6/2/2016	USD	1,134	EUR	1,000	(21)
The Bank of New York Mellon	6/2/2016	USD	16,712	EUR	14,500	(578)
The Bank of New York Mellon	6/2/2016	USD	284,324	EUR	255,400	(155)
The Bank of New York Mellon	6/2/2016	USD	1,029	EUR	900	(28)
The Bank of New York Mellon	6/2/2016	USD	6,615	EUR	5,900	(51)
The Bank of New York Mellon	6/2/2016	USD	5,952	GBP	4,100	(13)
The Bank of New York Mellon	6/2/2016	USD	8,699	GBP	6,000	(9)
The Bank of New York Mellon	6/2/2016	USD	292,556	GBP	201,000	(1,437)
The Bank of New York Mellon	6/2/2016	USD	2,023	GBP	1,400	5
The Bank of New York Mellon	6/2/2016	USD	7,419	GBP	5,100	(32)
The Bank of New York Mellon	6/2/2016	USD	6,149	HKD	47,700	(11)
The Bank of New York Mellon	6/2/2016	USD	389,552	HKD	3,026,100	(130)
The Bank of New York Mellon	6/2/2016	USD	2,977	HKD	23,100	(4)
The Bank of New York Mellon	6/2/2016	USD	2,060	HKD	16,000	(1)
The Bank of New York Mellon	6/2/2016	USD	19,079	NZD	28,200	1
The Bank of New York Mellon	6/2/2016	USD	1,217	NZD	1,800	1

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	6/2/2016	USD	2,282	PLN	9,000	$0
The Bank of New York Mellon	6/2/2016	USD	27,031	SEK	225,800	39
The Bank of New York Mellon	6/2/2016	USD	1,079	SEK	9,000	0
The Bank of New York Mellon	6/2/2016	USD	3,599	SEK	29,200	(99)
The Bank of New York Mellon	6/2/2016	USD	1,389	TRY	4,100	0
State Street Bank & Trust Co.	6/3/2016	BRL	17,000	USD	4,875	175
State Street Bank & Trust Co.	6/3/2016	BRL	16,000	USD	4,588	165
The Bank of New York Mellon	6/3/2016	BRL	120,765	USD	34,613	1,225
The Bank of New York Mellon	6/3/2016	BRL	37,288	USD	10,313	3
Canadian Imperial Bank of Commerce	6/3/2016	CAD	607,469	USD	485,053	21,815
State Street Bank & Trust Co.	6/3/2016	CAD	12,925	USD	10,000	143
State Street Bank & Trust Co.	6/3/2016	CAD	535,455	USD	427,480	19,157
The Bank of New York Mellon	6/3/2016	CAD	305,000	USD	234,086	1,502
Canadian Imperial Bank of Commerce	6/3/2016	JPY	112,655,510	USD	1,053,599	36,135
State Street Bank & Trust Co.	6/3/2016	JPY	3,015,000	USD	28,233	1,003
State Street Bank & Trust Co.	6/3/2016	JPY	986,863	USD	9,000	87
State Street Bank & Trust Co.	6/3/2016	JPY	108,606,615	USD	1,015,687	34,792
The Bank of New York Mellon	6/3/2016	JPY	1,280,100	USD	11,584	22
The Bank of New York Mellon	6/3/2016	JPY	58,760,000	USD	533,258	2,560
Canadian Imperial Bank of Commerce	6/3/2016	MYR	6,500	USD	1,604	30
Canadian Imperial Bank of Commerce	6/3/2016	MYR	13,000	USD	3,148	1
State Street Bank & Trust Co.	6/3/2016	MYR	6,500	USD	1,593	19
State Street Bank & Trust Co.	6/3/2016	MYR	63,106	USD	16,140	859
Canadian Imperial Bank of Commerce	6/3/2016	PHP	1,452,500	USD	30,977	(78)
Canadian Imperial Bank of Commerce	6/3/2016	PHP	2,682,000	USD	57,351	10
JP Morgan & Chase Co.	6/3/2016	PHP	61,000	USD	1,306	2
State Street Bank & Trust Co.	6/3/2016	PHP	1,452,500	USD	31,050	(5)
State Street Bank & Trust Co.	6/3/2016	PHP	10,067,104	USD	214,194	(1,041)
Canadian Imperial Bank of Commerce	6/3/2016	SGD	210,000	USD	156,148	3,662
State Street Bank & Trust Co.	6/3/2016	SGD	11,000	USD	8,176	189
State Street Bank & Trust Co.	6/3/2016	SGD	549,910	USD	408,796	9,493
State Street Bank & Trust Co.	6/3/2016	SGD	8,259	USD	6,000	3
The Bank of New York Mellon	6/3/2016	SGD	114,600	USD	83,239	25
The Bank of New York Mellon	6/3/2016	SGD	199,000	USD	143,969	(530)
Canadian Imperial Bank of Commerce	6/3/2016	THB	198,000	USD	5,557	15
Canadian Imperial Bank of Commerce	6/3/2016	THB	77,500	USD	2,169	0
Canadian Imperial Bank of Commerce	6/3/2016	THB	335,000	USD	9,584	207
State Street Bank & Trust Co.	6/3/2016	THB	1,004,037	USD	28,758	655
State Street Bank & Trust Co.	6/3/2016	THB	198,000	USD	5,554	12
Canadian Imperial Bank of Commerce	6/3/2016	USD	20,880	CAD	26,150	(939)
Canadian Imperial Bank of Commerce	6/3/2016	USD	93,127	CAD	121,819	(231)
Canadian Imperial Bank of Commerce	6/3/2016	USD	354,554	CAD	459,500	(4,152)
Canadian Imperial Bank of Commerce	6/3/2016	USD	756,292	JPY	81,917,000	(16,448)
Canadian Imperial Bank of Commerce	6/3/2016	USD	66,395	JPY	7,099,251	(2,277)
Canadian Imperial Bank of Commerce	6/3/2016	USD	213,149	JPY	23,639,259	352
Canadian Imperial Bank of Commerce	6/3/2016	USD	4,863	MYR	19,500	(141)
Canadian Imperial Bank of Commerce	6/3/2016	USD	87,355	PHP	4,134,500	1,041
Canadian Imperial Bank of Commerce	6/3/2016	USD	10,856	SGD	14,600	(255)
Canadian Imperial Bank of Commerce	6/3/2016	USD	226,120	SGD	310,000	(1,021)
Canadian Imperial Bank of Commerce	6/3/2016	USD	17,384	THB	610,500	(296)
Canadian Imperial Bank of Commerce	6/3/2016	USD	45,085	ZAR	687,000	(1,401)
Canadian Imperial Bank of Commerce	6/3/2016	USD	3,381	ZAR	48,200	(316)
JP Morgan & Chase Co.	6/3/2016	USD	1,296	PHP	61,000	8
State Street Bank & Trust Co.	6/3/2016	USD	9,158	BRL	33,000	(34)
State Street Bank & Trust Co.	6/3/2016	USD	22,352	CAD	28,000	(1,000)
State Street Bank & Trust Co.	6/3/2016	USD	5,000	CAD	6,453	(79)
State Street Bank & Trust Co.	6/3/2016	USD	41,608	CAD	54,428	(103)

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	6/3/2016	USD	354,529	CAD	459,500	$(4,128)
State Street Bank & Trust Co.	6/3/2016	USD	30,000	JPY	3,278,154	(393)
State Street Bank & Trust Co.	6/3/2016	USD	756,226	JPY	81,917,000	(16,381)
State Street Bank & Trust Co.	6/3/2016	USD	247,183	JPY	27,413,324	404
State Street Bank & Trust Co.	6/3/2016	USD	4,348	MYR	17,000	(232)
State Street Bank & Trust Co.	6/3/2016	USD	4,810	MYR	19,500	(88)
State Street Bank & Trust Co.	6/3/2016	USD	8,057	MYR	33,106	(41)
State Street Bank & Trust Co.	6/3/2016	USD	87,299	PHP	4,134,500	1,096
State Street Bank & Trust Co.	6/3/2016	USD	6,000	PHP	279,600	(22)
State Street Bank & Trust Co.	6/3/2016	USD	4,766	PHP	224,000	23
State Street Bank & Trust Co.	6/3/2016	USD	147,324	PHP	6,881,504	(198)
State Street Bank & Trust Co.	6/3/2016	USD	13,000	SGD	17,804	(72)
State Street Bank & Trust Co.	6/3/2016	USD	175,314	SGD	241,365	(53)
State Street Bank & Trust Co.	6/3/2016	USD	226,110	SGD	310,000	(1,011)
State Street Bank & Trust Co.	6/3/2016	USD	17,322	THB	610,500	(234)
State Street Bank & Trust Co.	6/3/2016	USD	16,580	THB	591,537	(23)
State Street Bank & Trust Co.	6/3/2016	USD	45,080	ZAR	687,000	(1,396)
State Street Bank & Trust Co.	6/3/2016	USD	47,987	ZAR	754,894	14
The Bank of New York Mellon	6/3/2016	USD	10,184	BRL	36,672	(45)
The Bank of New York Mellon	6/3/2016	USD	34,631	BRL	121,382	(1,072)
The Bank of New York Mellon	6/3/2016	USD	4,338	CAD	5,700	8
The Bank of New York Mellon	6/3/2016	USD	22,079	CAD	28,000	(727)
The Bank of New York Mellon	6/3/2016	USD	2,863	CAD	3,700	(41)
The Bank of New York Mellon	6/3/2016	USD	204,569	CAD	267,600	(505)
The Bank of New York Mellon	6/3/2016	USD	54,685	JPY	5,829,400	(2,036)
The Bank of New York Mellon	6/3/2016	USD	111,604	JPY	12,104,700	(2,279)
The Bank of New York Mellon	6/3/2016	USD	351,867	JPY	39,022,600	571
The Bank of New York Mellon	6/3/2016	USD	26,590	JPY	2,904,000	(362)
The Bank of New York Mellon	6/3/2016	USD	1,646	JPY	179,400	(25)
The Bank of New York Mellon	6/3/2016	USD	136,117	SGD	187,400	(41)
The Bank of New York Mellon	6/3/2016	USD	3,401	SGD	4,700	12
The Bank of New York Mellon	6/3/2016	USD	5,075	SGD	6,900	(64)
The Bank of New York Mellon	6/3/2016	USD	1,532	ZAR	23,100	(63)
The Bank of New York Mellon	6/3/2016	USD	24,124	ZAR	379,500	7
The Bank of New York Mellon	6/3/2016	USD	2,769	ZAR	41,400	(136)
Canadian Imperial Bank of Commerce	6/3/2016	ZAR	300,100	USD	21,050	1,968
State Street Bank & Trust Co.	6/3/2016	ZAR	1,441,894	USD	101,067	9,382
State Street Bank & Trust Co.	6/3/2016	ZAR	435,100	USD	27,659	(8)
The Bank of New York Mellon	6/3/2016	ZAR	444,000	USD	27,868	(364)
Canadian Imperial Bank of Commerce	7/5/2016	AUD	99,060	USD	71,675	177
State Street Bank & Trust Co.	7/5/2016	AUD	15,000	USD	10,853	27
State Street Bank & Trust Co.	7/5/2016	AUD	126,355	USD	91,426	229
State Street Bank & Trust Co.	7/5/2016	AUD	6,000	USD	4,340	9
The Bank of New York Mellon	7/5/2016	AUD	402,200	USD	291,020	728
JP Morgan & Chase Co.	7/5/2016	CHF	2,000	USD	2,015	(1)
State Street Bank & Trust Co.	7/5/2016	CHF	53,833	USD	54,232	(19)
The Bank of New York Mellon	7/5/2016	CHF	47,800	USD	48,153	(18)
State Street Bank & Trust Co.	7/5/2016	EUR	11,000	USD	12,261	5
State Street Bank & Trust Co.	7/5/2016	EUR	311,797	USD	347,507	129
The Bank of New York Mellon	7/5/2016	EUR	255,400	USD	284,650	105
State Street Bank & Trust Co.	7/5/2016	GBP	246,001	USD	358,133	1,741
State Street Bank & Trust Co.	7/5/2016	GBP	9,000	USD	13,103	65
The Bank of New York Mellon	7/5/2016	GBP	201,000	USD	292,620	1,423
JP Morgan & Chase Co.	7/5/2016	HKD	139,000	USD	17,901	4
The Bank of New York Mellon	7/5/2016	HKD	3,026,100	USD	389,723	100
Canadian Imperial Bank of Commerce	7/5/2016	JPY	23,639,259	USD	213,389	(368)
State Street Bank & Trust Co.	7/5/2016	JPY	27,413,324	USD	247,468	(416)

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	7/5/2016	JPY	39,022,600	USD	352,261	$(599)
State Street Bank & Trust Co.	7/5/2016	NZD	29,479	USD	19,910	2
The Bank of New York Mellon	7/5/2016	NZD	28,200	USD	19,046	1
Canadian Imperial Bank of Commerce	7/5/2016	PLN	12,300	USD	3,116	0
The Bank of New York Mellon	7/5/2016	PLN	9,000	USD	2,280	0
State Street Bank & Trust Co.	7/5/2016	SEK	303,011	USD	36,323	(59)
The Bank of New York Mellon	7/5/2016	SEK	225,800	USD	27,068	(44)
State Street Bank & Trust Co.	7/5/2016	SGD	241,365	USD	175,223	59
The Bank of New York Mellon	7/5/2016	SGD	187,400	USD	136,042	42
Canadian Imperial Bank of Commerce	7/5/2016	USD	2,533	PLN	10,000	0
State Street Bank & Trust Co.	7/5/2016	USD	19,218	JPY	2,129,000	33
State Street Bank & Trust Co.	7/5/2016	USD	12,344	SGD	17,000	(6)
State Street Bank & Trust Co.	7/5/2016	USD	27,481	ZAR	435,100	(5)
The Bank of New York Mellon	7/5/2016	USD	29,214	CHF	29,000	11
The Bank of New York Mellon	7/5/2016	USD	168,516	EUR	151,200	(62)
The Bank of New York Mellon	7/5/2016	USD	175,135	GBP	120,300	(852)
The Bank of New York Mellon	7/5/2016	USD	204,836	HKD	1,590,500	(52)
The Bank of New York Mellon	7/5/2016	USD	3,656	HKD	28,388	(1)
The Bank of New York Mellon	7/5/2016	USD	11,279	NZD	16,700	(1)
The Bank of New York Mellon	7/5/2016	USD	17,106	SEK	142,700	28
The Bank of New York Mellon	7/5/2016	USD	83,193	SGD	114,600	(25)
State Street Bank & Trust Co.	7/5/2016	ZAR	754,894	USD	47,679	8
The Bank of New York Mellon	7/5/2016	ZAR	379,500	USD	23,965	0
State Street Bank & Trust Co.	7/6/2016	BRL	33,000	USD	9,070	38
The Bank of New York Mellon	7/6/2016	BRL	36,672	USD	10,084	48
Canadian Imperial Bank of Commerce	7/6/2016	CAD	121,819	USD	93,127	233
State Street Bank & Trust Co.	7/6/2016	CAD	54,428	USD	41,608	103
State Street Bank & Trust Co.	7/6/2016	CAD	27,000	USD	20,641	52
The Bank of New York Mellon	7/6/2016	CAD	267,600	USD	204,570	508
State Street Bank & Trust Co.	7/7/2016	PHP	6,881,504	USD	147,041	191
State Street Bank & Trust Co.	7/7/2016	THB	591,537	USD	16,566	19
Canadian Imperial Bank of Commerce	7/7/2016	USD	57,351	PHP	2,682,000	(117)
Canadian Imperial Bank of Commerce	7/7/2016	USD	2,168	THB	77,500	0
JP Morgan & Chase Co.	7/7/2016	USD	1,304	PHP	61,000	(2)
State Street Bank & Trust Co.	7/8/2016	MYR	33,106	USD	8,049	53
Canadian Imperial Bank of Commerce	7/8/2016	TRY	402	USD	135	0
The Bank of New York Mellon	7/8/2016	TRY	4,100	USD	1,375	0
Canadian Imperial Bank of Commerce	7/8/2016	USD	3,146	MYR	13,000	(6)
The Bank of New York Mellon	7/8/2016	USD	335	TRY	1,000	0

Total net unrealized appreciation						$179,327

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF (Continued)

May 31, 2016

THB	Thai Baht
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$3,518,248	$—	$—	$3,518,248
Rights	2,994	—	—	2,994
Short-Term Investments	8,292	—	—	8,292
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	294,820	—	294,820

TOTAL	$3,529,534	$294,820	$—	$3,824,354

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Exchange Contracts	$—	$(115,493)	$—	$(115,493)

TOTAL	$—	$(115,493)	$—	$(115,493)

(e)	See Schedule of investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.3%
Consumer Discretionary — 17.6%
AISIN SEIKI Co. Ltd.	1,600	$66,002
AOKI Holdings, Inc.	100	1,067
ASICS Corp.	1,600	36,370
Bandai Namco Holdings, Inc.	1,600	39,616
Benesse Holdings, Inc.	1,400	30,927
Bridgestone Corp.	4,800	165,590
Casio Computer Co. Ltd.	1,600	24,886
CyberAgent, Inc.	100	4,770
Daihatsu Motor Co. Ltd.	1,600	21,900
DAIICHIKOSHO Co. Ltd.	100	3,814
DENSO Corp.	3,200	126,061
Dentsu, Inc.	1,600	80,934
Don Quijote Holdings Co. Ltd.	1,400	44,939
Eagle Industry Co. Ltd.	100	1,278
EXEDY Corp.	400	9,248
Fast Retailing Co. Ltd.	100	26,946
Fuji Heavy Industries Ltd.	4,800	179,613
Fuji Media Holdings, Inc.	1,600	19,447
Geo Holdings Corp.	600	8,256
Hakuhodo DY Holdings, Inc.	1,700	21,337
Haseko Corp.	1,600	17,601
Heiwa Corp.	100	1,994
Hikari Tsushin, Inc.	100	8,151
HIS Co. Ltd.	100	2,728
Honda Motor Co. Ltd.	8,000	227,294
Iida Group Holdings Co. Ltd. (a)	900	18,843
Isetan Mitsukoshi Holdings Ltd.	1,700	16,601
Isuzu Motors Ltd.	4,800	57,822
Izumi Co. Ltd.	100	3,846
J. Front Retailing Co. Ltd.	1,600	19,159
Koito Manufacturing Co. Ltd.	1,400	66,020
K’S HOLDINGS Corp.	200	3,168
Mazda Motor Corp.	3,300	56,862
Misawa Homes Co. Ltd.	100	728
MITSUBA Corp.	100	1,572
Mitsubishi Motors Corp.	4,900	25,581
NGK Spark Plug Co. Ltd.	1,600	31,003
NHK Spring Co. Ltd.	1,600	13,763
Nifco, Inc.	200	10,297
Nikon Corp.	1,700	23,866
Nippon Television Holdings, Inc.	1,600	28,262
Nissan Motor Co. Ltd.	19,300	195,776
Nitori Holdings Co. Ltd.	1,300	131,987
NOK Corp.	100	1,793
Oriental Land Co. Ltd.	1,600	105,200
Panasonic Corp.	17,600	163,693
Pressance Corp.	100	3,629
Rakuten, Inc.	6,400	68,931
Resorttrust, Inc.	100	2,103
Rinnai Corp.	100	8,710
Ryohin Keikaku Co. Ltd.	100	23,020
Sanrio Co. Ltd.	100	1,846
Sega Sammy Holdings, Inc.	1,600	19,505
Sekisui Chemical Co. Ltd.	1,800	23,469
Sekisui House Ltd.	4,800	85,955
Seria Co. Ltd.	100	6,510

	Number of Shares	Value
Consumer Discretionary (Continued)
Shimano, Inc.	1,300	$202,669
Stanley Electric Co. Ltd.	200	4,240
Start Today Co. Ltd.	1,300	59,312
Sumitomo Electric Industries Ltd.	4,900	69,344
Sumitomo Forestry Co. Ltd.	1,300	17,723
Sumitomo Rubber Industries Ltd.	1,300	19,106
Suzuki Motor Corp.	3,200	82,204
Toho Co. Ltd.	100	2,732
TOKAI RIKA Co. Ltd.	100	1,772
Toyo Tire & Rubber Co. Ltd.	200	2,436
Toyoda Gosei Co. Ltd.	200	3,922
Toyota Boshoku Corp.	100	1,996
Toyota Industries Corp.	1,600	69,321
Toyota Motor Corp.	4,800	250,290
TS TECH Co. Ltd.	200	5,150
Unipres Corp.	100	1,947
United Arrows Ltd.	100	2,985
USEN Corp.*	100	325
USS Co. Ltd.	1,600	25,319
VT HOLDINGS Co. Ltd.	500	2,362
Yamaha Corp.	300	9,089
Yamaha Motor Co. Ltd.	1,700	30,074
Yokohama Rubber Co. Ltd.	1,300	19,962

		3,274,569

Consumer Staples — 9.0%
Aeon Co. Ltd.	4,900	74,380
Ain Holdings, Inc.	100	6,420
Ajinomoto Co., Inc.	1,500	36,186
Asahi Group Holdings Ltd.	3,200	108,893
Calbee, Inc.	100	3,688
Ci:z Holdings Co. Ltd.	1,500	31,297
FamilyMart Co. Ltd.	1,400	73,468
ITO EN Ltd.	300	10,090
Japan Tobacco, Inc.	8,000	317,533
Kao Corp.	3,300	181,537
Kewpie Corp.	200	5,365
Kirin Holdings Co. Ltd.	6,400	107,566
Kobayashi Pharmaceutical Co. Ltd.	200	16,320
Kose Corp.	200	17,961
Lawson, Inc.	200	15,815
Matsumotokiyoshi Holdings Co. Ltd.	100	5,464
MEIJI Holdings Co. Ltd.	1,700	153,438
Nissin Foods Holdings Co. Ltd.	100	5,013
Pigeon Corp.	1,500	40,846
Seven & i Holdings Co. Ltd.	4,900	209,599
Shiseido Co. Ltd.	1,900	50,102
Sugi Holdings Co. Ltd.	100	5,230
Sundrug Co. Ltd.	100	8,268
Toyo Suisan Kaisha Ltd.	1,300	50,345
TSURUHA HOLDINGS, Inc.	100	10,396
Unicharm Corp.	3,200	62,569
Valor Holdings Co. Ltd.	100	2,710
Welcia Holdings Co. Ltd.	100	5,618
Yakult Honsha Co. Ltd.	1,300	63,766

		1,679,883

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Energy — 0.5%
INPEX Corp.	8,100	$66,652
NIPPON GAS Co. Ltd.	100	2,237
Showa Shell Sekiyu KK	1,600	16,216

		85,105

Financials — 18.0%
Acom Co. Ltd.*(a)	3,100	17,079
AEON Financial Service Co. Ltd.	100	2,206
AEON Mall Co. Ltd.	100	1,319
Aozora Bank Ltd.	15,000	50,990
Chiba Bank Ltd.	14,000	73,468
Chugoku Bank Ltd.	1,600	18,163
Concordia Financial Group Ltd.*	1,500	6,983
Credit Saison Co. Ltd.	1,500	28,565
Dai-ichi Life Insurance Co. Ltd.	8,100	106,668
Daikyo, Inc.	1,000	1,533
Daito Trust Construction Co. Ltd.	1,300	188,662
Daiwa House Industry Co. Ltd.	4,800	139,233
Daiwa Securities Group, Inc.	16,000	93,226
Fukuoka Financial Group, Inc.	15,000	54,641
Hiroshima Bank Ltd.	1,000	3,769
Hitachi Capital Corp.	100	2,244
Hokuhoku Financial Group, Inc.	1,000	1,226
Hulic Co. Ltd.	1,700	16,846
Iyo Bank Ltd.	1,700	11,312
Japan Exchange Group, Inc.	3,400	46,292
Joyo Bank Ltd.	15,000	55,453
Leopalace21 Corp.	1,600	10,084
Matsui Securities Co. Ltd.	100	901
Mitsubishi Estate Co. Ltd.	14,000	270,078
Mitsubishi UFJ Financial Group, Inc.	43,100	215,218
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,200	13,763
Mitsui Fudosan Co. Ltd.	14,900	365,631
Mizuho Financial Group, Inc.	145,600	228,959
MS&AD Insurance Group Holdings, Inc.	3,300	94,086
Nihon M&A Center, Inc.	100	6,095
Nishi-Nippon City Bank Ltd.	1,000	1,894
Nomura Holdings, Inc.	25,400	110,024
Nomura Real Estate Holdings, Inc.	1,500	26,928
NTT Urban Development Corp.	100	1,001
Okasan Securities Group, Inc.	1,000	5,248
ORIX Corp.	9,600	133,303
Relo Holdings, Inc.	100	13,687
Resona Holdings, Inc.	16,100	61,174
SBI Holdings, Inc.	200	2,087
Seven Bank Ltd.	4,800	17,658
Shinsei Bank Ltd.	16,000	25,680
Shizuoka Bank Ltd.	13,000	97,173
Sompo Japan Nipponkoa Holdings, Inc.	3,000	84,559
Sony Financial Holdings, Inc.	1,600	19,548
Sumitomo Mitsui Financial Group, Inc.	6,400	208,726
Sumitomo Mitsui Trust Holdings, Inc.	32,000	111,288
Sumitomo Real Estate Sales Co. Ltd.	100	1,958
Suruga Bank Ltd.	1,600	35,793
T&D Holdings, Inc.	4,800	47,890
Takara Leben Co. Ltd.	1,600	11,094
Tokai Tokyo Financial Holdings, Inc.	1,600	7,964
Tokio Marine Holdings, Inc.	4,900	169,615

	Number of Shares	Value
Financials (Continued)
Tokyu Fudosan Holdings Corp.	3,300	$21,781

		3,340,766

Health Care — 10.5%
Alfresa Holdings Corp.	1,600	33,715
Astellas Pharma, Inc.	16,100	220,222
Chugai Pharmaceutical Co. Ltd.	1,600	56,192
Daiichi Sankyo Co. Ltd.	4,800	111,512
Eisai Co. Ltd.	1,600	99,227
Hisamitsu Pharmaceutical Co., Inc.	1,500	80,204
Hoya Corp.	4,400	155,005
Kaken Pharmaceutical Co. Ltd.	100	5,672
KYORIN Holdings, Inc.	200	3,868
Kyowa Hakko Kirin Co. Ltd.	1,500	27,321
M3, Inc.	1,600	45,949
Medipal Holdings Corp.	1,600	27,772
Miraca Holdings, Inc.	100	4,224
Mitsubishi Tanabe Pharma Corp.	1,600	26,877
Nihon Kohden Corp.	100	2,885
Olympus Corp.	1,600	67,734
Ono Pharmaceutical Co. Ltd.	4,900	217,552
Otsuka Holdings Co. Ltd.	3,200	130,706
Rohto Pharmaceutical Co. Ltd.	1,100	17,050
Santen Pharmaceutical Co. Ltd.	1,700	25,016
Sawai Pharmaceutical Co. Ltd.	100	7,123
Shionogi & Co. Ltd.	1,700	95,603
Ship Healthcare Holdings, Inc.	1,400	39,953
Sysmex Corp.	1,500	109,553
Taisho Pharmaceutical Holdings Co. Ltd.	100	9,314
Takeda Pharmaceutical Co. Ltd.	4,900	211,941
Terumo Corp.	1,700	71,431
Toho Holdings Co. Ltd.	1,300	31,918
Tsumura & Co.	200	4,716

		1,940,255

Industrials — 20.1%
Aeon Delight Co. Ltd.	100	2,890
Aica Kogyo Co. Ltd.	1,500	33,718
ANA Holdings, Inc.	32,000	93,457
Asahi Glass Co. Ltd.	1,000	6,059
Central Japan Railway Co.	1,500	265,497
COMSYS Holdings Corp.	100	1,650
Daikin Industries Ltd.	1,700	145,559
East Japan Railway Co.	1,700	155,354
EBARA Corp.	1,000	5,121
FANUC Corp.	1,600	244,966
Fuji Electric Co. Ltd.	1,000	4,039
Hankyu Hanshin Holdings, Inc.	2,000	13,723
Hazama Ando Corp.	1,600	9,002
Hino Motors Ltd.	1,700	17,413
Hitachi Construction Machinery Co. Ltd.	100	1,544
Hoshizaki Electric Co. Ltd.	100	9,567
IHI Corp.	13,000	33,524
ITOCHU Corp.	11,300	141,779
JTEKT Corp.	1,600	22,145
Kajima Corp.	1,000	6,808
Kanamoto Co. Ltd.	100	2,286
Kanematsu Corp.	1,000	1,605

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Industrials (Continued)
Kawasaki Heavy Industries Ltd.	15,000	$46,662
Keihan Holdings Co. Ltd.	1,000	6,744
Keio Corp.	1,000	8,566
Keisei Electric Railway Co. Ltd.	1,000	13,417
Kintetsu Group Holdings Co. Ltd.	16,000	64,343
Kintetsu World Express, Inc.	1,700	21,674
Komatsu Ltd.	6,500	112,089
Kubota Corp.	13,000	191,123
KYOWA EXEO Corp.	100	1,208
Makita Corp.	100	6,474
Marubeni Corp.	11,300	54,297
Minebea Co. Ltd.	800	6,413
MISUMI Group, Inc.	1,700	26,074
Mitsubishi Corp.	9,700	172,038
Mitsubishi Electric Corp.	16,000	193,246
Mitsubishi Heavy Industries Ltd.	17,000	68,932
Mitsui & Co. Ltd.	11,300	136,022
Mitsui Engineering & Shipbuilding Co. Ltd.	3,000	4,815
MonotaRO Co. Ltd.	200	6,916
Nabtesco Corp.	100	2,542
Nagoya Railroad Co. Ltd.	1,000	5,031
Namura Shipbuilding Co. Ltd.	600	3,830
Nankai Electric Railway Co. Ltd.	1,000	5,248
NGK Insulators Ltd.	1,000	21,992
Nidec Corp.	1,600	123,450
Nippon Express Co. Ltd.	14,000	60,340
Nippon Steel & Sumikin Bussan Corp.	1,000	3,535
Nippon Yusen KK	14,000	26,509
Nishi-Nippon Railroad Co. Ltd.	2,000	10,387
NSK Ltd.	3,200	28,421
Obayashi Corp.	1,500	15,784
Odakyu Electric Railway Co. Ltd.	13,000	141,130
OSG Corp.	100	1,817
Park24 Co. Ltd.	100	2,858
Pilot Corp.	100	4,391
Sankyo Tateyama, Inc.	100	1,397
Sanwa Holdings Corp.	100	873
Secom Co. Ltd.	1,600	125,296
Shimizu Corp.	1,000	8,945
SMC Corp.	1,100	280,195
Sohgo Security Services Co. Ltd.	100	4,923
Sojitz Corp.	9,400	21,020
Sotetsu Holdings, Inc.	1,000	5,942
Sumitomo Corp.	8,000	82,052
Sumitomo Heavy Industries Ltd.	1,000	4,860
Sumitomo Mitsui Construction Co. Ltd.	5,300	4,731
Taisei Corp.	15,000	111,176
Temp Holdings Co. Ltd.	900	14,347
THK Co. Ltd.	100	1,891
Tobu Railway Co. Ltd.	1,000	5,076
Tokyu Corp.	1,000	8,566
TOTO Ltd.	1,400	53,145
Toyota Tsusho Corp.	1,600	37,798
West Japan Railway Co.	1,600	100,035
Yamato Holdings Co. Ltd. (a)	1,700	34,512

		3,722,804

	Number of Shares	Value
Information Technology — 9.3%
Alps Electric Co. Ltd.	1,300	$26,280
Anritsu Corp.	1,700	9,657
Brother Industries Ltd.	1,600	19,173
Canon, Inc.	8,000	231,694
COOKPAD, Inc.	100	1,331
DeNA Co. Ltd.	200	4,018
DISCO Corp.	100	9,513
FUJIFILM Holdings Corp.	3,200	129,899
Fujitsu Ltd.	16,000	64,632
GMO internet, Inc.	1,400	16,587
Gree, Inc.*	1,500	8,656
GungHo Online Entertainment, Inc. (a)	4,000	11,614
Hamamatsu Photonics KK	1,600	43,569
Hirose Electric Co. Ltd.	100	12,407
Hitachi High-Technologies Corp.	100	2,912
Hitachi Ltd.	32,000	147,730
Horiba Ltd.	200	8,548
Itochu Techno-Solutions Corp.	100	2,215
Kakaku.com, Inc. (a)	200	3,787
Keyence Corp.	100	63,478
Konica Minolta, Inc.	3,300	28,446
Kyocera Corp.	1,700	84,919
Mixi, Inc.	100	3,859
Murata Manufacturing Co. Ltd.	1,600	186,827
NEC Corp.	9,000	21,180
Nexon Co. Ltd.	1,300	21,369
Nomura Research Institute Ltd.	1,120	42,263
NTT Data Corp.	1,200	61,891
Obic Co. Ltd.	200	10,874
Oki Electric Industry Co. Ltd.	15,000	22,046
Omron Corp.	1,600	51,503
Oracle Corp. Japan	100	5,311
OTSUKA Corp.	100	4,734
Ricoh Co. Ltd.	3,300	28,743
SCSK Corp.	200	7,538
Seiko Epson Corp.	1,700	30,596
TDK Corp.	1,400	81,800
Tokyo Electron Ltd.	1,400	103,790
Topcon Corp.	100	1,019
Trend Micro, Inc.	200	7,249
Wacom Co. Ltd.	3,000	11,091
Yahoo Japan Corp.	9,700	43,556
Yaskawa Electric Corp.	1,700	21,521
Yokogawa Electric Corp.	1,600	18,466

		1,718,291

Materials — 6.6%
Asahi Kasei Corp.	15,000	100,478
Daicel Corp.	1,700	21,215
Denka Co. Ltd.	1,000	4,382
DIC Corp.	15,000	35,571
Hitachi Chemical Co. Ltd.	100	1,871
Hitachi Metals Ltd.	1,000	10,730
JFE Holdings, Inc.	3,300	44,380
JSR Corp.	1,600	23,516
Kobe Steel Ltd.	15,000	13,525
Kuraray Co. Ltd.	1,700	22,563
Mitsubishi Chemical Holdings Corp.	9,600	48,855

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Materials (Continued)
Mitsubishi Materials Corp.	15,000	$43,280
Mitsui Mining & Smelting Co. Ltd.	1,000	1,758
Nihon Parkerizing Co. Ltd.	100	1,023
Nippon Paint Holdings Co. Ltd.	1,500	42,739
Nippon Steel & Sumitomo Metal Corp.	6,400	132,149
Nissan Chemical Industries Ltd.	1,500	44,092
Nitto Denko Corp.	1,500	98,584
Oji Holdings Corp.	14,000	57,563
Shin-Etsu Chemical Co. Ltd.	1,700	99,144
Sumitomo Chemical Co. Ltd.	13,000	59,546
Sumitomo Metal Mining Co. Ltd.	13,000	133,980
Taiheiyo Cement Corp.	15,000	39,493
Taiyo Nippon Sanso Corp.	1,600	14,384
Toray Industries, Inc.	15,000	129,719
Tosoh Corp.	1,000	4,923
Ube Industries Ltd.	1,000	1,876

		1,231,339

Telecommunication Services — 6.8%
KDDI Corp. (a)	12,700	370,677
Nippon Telegraph & Telephone Corp.	8,100	354,587
NTT DOCOMO, Inc.	11,200	280,644

	Number of Shares	Value
Telecommunication Services (Continued)
SoftBank Group Corp.	4,600	$258,318

		1,264,226

Utilities — 0.9%
Electric Power Development Co. Ltd.	1,500	38,831
Osaka Gas Co. Ltd.	16,000	60,015
Tokyo Gas Co. Ltd.	16,000	64,617

		163,463

TOTAL COMMON STOCKS (Cost $18,519,857)		18,420,701

SECURITIES LENDING COLLATERAL — 0.3%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $57,097)	57,097	57,097

TOTAL INVESTMENTS — 99.6% (Cost $18,576,954)†		$18,477,798
Other assets and liabilities, net — 0.4%		73,149

NET ASSETS — 100.0%		$18,550,947

*	Non-income producing security.
†	The cost for federal income tax purposes was $18,617,521. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $139,723. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $885,798 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,025,521.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $54,447, which is 0.3% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$18,420,701	$—	$—	$18,420,701
Short-Term Investments	57,097	—	—	57,097

TOTAL	$18,477,798	$—	$—	$18,477,798

(d)	See Schedule of investments for additional detailed categorizations.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 98.4%
Consumer Discretionary — 17.7%
AISIN SEIKI Co. Ltd.	299	$12,353
ASICS Corp.	299	6,807
Bandai Namco Holdings, Inc.	299	7,415
Benesse Holdings, Inc.	50	1,106
Bridgestone Corp.	797	27,537
Casio Computer Co. Ltd. (a)	299	4,658
CyberAgent, Inc.	50	2,389
Daihatsu Motor Co. Ltd.	299	4,099
DENSO Corp.	598	23,594
Dentsu, Inc.	299	15,148
Don Quijote Holdings Co. Ltd.	250	8,037
Fuji Heavy Industries Ltd.	797	29,869
Fuji Media Holdings, Inc.	199	2,422
Hakuhodo DY Holdings, Inc.	449	5,644
Haseko Corp.	399	4,396
HIS Co. Ltd.	50	1,366
Honda Motor Co. Ltd.	1,495	42,541
Iida Group Holdings Co. Ltd. (a)	250	5,242
Isetan Mitsukoshi Holdings Ltd.	649	6,347
Isuzu Motors Ltd.	797	9,616
J. Front Retailing Co. Ltd.	499	5,984
Koito Manufacturing Co. Ltd.	150	7,084
Mazda Motor Corp.	748	12,908
Mitsubishi Motors Corp.	997	5,213
NGK Spark Plug Co. Ltd.	299	5,803
NHK Spring Co. Ltd.	299	2,576
Nikon Corp.	449	6,313
Nippon Television Holdings, Inc.	299	5,290
Nissan Motor Co. Ltd.	3,238	32,896
Nitori Holdings Co. Ltd.	150	15,253
NOK Corp.	150	2,693
Oriental Land Co. Ltd.	299	19,689
Panasonic Corp.	2,640	24,592
Rakuten, Inc.	1,246	13,441
Resorttrust, Inc.	150	3,159
Sega Sammy Holdings, Inc.	299	3,651
Sekisui House Ltd.	997	17,881
Seria Co. Ltd.	50	3,260
Shimano, Inc.	150	23,421
Stanley Electric Co. Ltd.	150	3,185
Start Today Co. Ltd.	150	6,854
Sumitomo Electric Industries Ltd.	1,047	14,840
Sumitomo Forestry Co. Ltd.	350	4,779
Sumitomo Rubber Industries Ltd.	299	4,401
Suzuki Motor Corp.	398	10,240
Toho Co. Ltd.	250	6,841
Toyo Tire & Rubber Co. Ltd.	150	1,830
Toyoda Gosei Co. Ltd.	150	2,946
Toyota Industries Corp.	199	8,635
Toyota Motor Corp.	547	28,566
United Arrows Ltd.	50	1,494
USS Co. Ltd.	499	7,908
Yamaha Corp.	250	7,586
Yamaha Motor Co. Ltd.	399	7,069
Yokohama Rubber Co. Ltd.	150	2,307

		551,174

	Number of Shares	Value
Consumer Staples — 9.6%
Aeon Co. Ltd.	1,047	$15,917
Asahi Group Holdings Ltd.	498	16,973
Calbee, Inc.	150	5,540
Ci:z Holdings Co. Ltd.	150	3,134
FamilyMart Co. Ltd.	150	7,884
ITO EN Ltd.	150	5,053
Japan Tobacco, Inc.	1,545	61,418
Kao Corp.	648	35,702
Kewpie Corp.	150	4,030
Kirin Holdings Co. Ltd.	1,096	18,449
Lawson, Inc.	150	11,880
MEIJI Holdings Co. Ltd.	200	18,079
Nissin Foods Holdings Co. Ltd.	150	7,531
Pigeon Corp.	150	4,091
Seven & i Holdings Co. Ltd.	947	40,570
Shiseido Co. Ltd.	549	14,499
Toyo Suisan Kaisha Ltd.	150	5,818
Unicharm Corp.	498	9,752
Valor Holdings Co. Ltd.	150	4,071
Welcia Holdings Co. Ltd.	50	2,813
Yakult Honsha Co. Ltd.	150	7,369

		300,573

Energy — 0.4%
INPEX Corp.	1,296	10,681
Showa Shell Sekiyu KK	299	3,035

		13,716

Financials — 16.5%
Acom Co. Ltd.*	649	3,581
AEON Financial Service Co. Ltd.	150	3,315
AEON Mall Co. Ltd.	150	1,982
Aozora Bank Ltd.	1,495	5,090
Chiba Bank Ltd.	495	2,602
Chugoku Bank Ltd.	199	2,262
Concordia Financial Group Ltd.*	1,495	6,970
Credit Saison Co. Ltd.	250	4,768
Dai-ichi Life Insurance Co. Ltd.	1,445	19,058
Daikyo, Inc.	1,495	2,295
Daito Trust Construction Co. Ltd.	150	21,802
Daiwa House Industry Co. Ltd.	997	28,964
Daiwa Securities Group, Inc.	1,990	11,613
Fukuoka Financial Group, Inc.	1,495	5,454
Hiroshima Bank Ltd.	495	1,868
Hitachi Capital Corp.	150	3,372
Hokuhoku Financial Group, Inc.	1,495	1,836
Hulic Co. Ltd.	598	5,935
Iyo Bank Ltd.	299	1,993
Japan Exchange Group, Inc.	798	10,882
Joyo Bank Ltd.	495	1,833
Leopalace21 Corp.	499	3,150
Matsui Securities Co. Ltd.	250	2,255
Mitsubishi Estate Co. Ltd.	1,495	28,885
Mitsubishi UFJ Financial Group, Inc.	6,571	32,862
Mitsubishi UFJ Lease & Finance Co. Ltd.	598	2,576
Mitsui Fudosan Co. Ltd.	1,495	36,742
Mizuho Financial Group, Inc.	23,561	37,107

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Financials (Continued)
MS&AD Insurance Group Holdings, Inc.	598	$17,076
Nishi-Nippon City Bank Ltd.	1,495	2,835
Nomura Holdings, Inc.	4,100	17,787
Nomura Real Estate Holdings, Inc.	250	4,495
NTT Urban Development Corp.	150	1,504
ORIX Corp.	1,594	22,168
Resona Holdings, Inc.	2,990	11,378
SBI Holdings, Inc.	350	3,657
Seven Bank Ltd.	897	3,305
Shinsei Bank Ltd.	2,990	4,806
Shizuoka Bank Ltd.	495	3,706
Sompo Japan Nipponkoa Holdings, Inc.	549	15,498
Sony Financial Holdings, Inc.	299	3,659
Sumitomo Mitsui Financial Group, Inc.	1,096	35,799
Sumitomo Mitsui Trust Holdings, Inc.	4,981	17,349
Sumitomo Real Estate Sales Co. Ltd.	150	2,942
Suruga Bank Ltd.	299	6,699
T&D Holdings, Inc.	897	8,963
Takara Leben Co. Ltd.	549	3,813
Tokai Tokyo Financial Holdings, Inc.	399	1,989
Tokio Marine Holdings, Inc.	847	29,364
Tokyu Fudosan Holdings Corp.	748	4,945

		514,789

Health Care — 9.9%
Alfresa Holdings Corp.	299	6,310
Astellas Pharma, Inc.	2,690	36,851
Chugai Pharmaceutical Co. Ltd.	299	10,517
Daiichi Sankyo Co. Ltd.	897	20,871
Eisai Co. Ltd.	299	18,572
Hisamitsu Pharmaceutical Co., Inc.	150	8,033
Hoya Corp.	498	17,571
KYORIN Holdings, Inc.	150	2,906
M3, Inc.	199	5,724
Medipal Holdings Corp.	299	5,198
Mitsubishi Tanabe Pharma Corp.	299	5,030
Nihon Kohden Corp.	150	4,335
Olympus Corp.	399	16,917
Ono Pharmaceutical Co. Ltd.	550	24,457
Otsuka Holdings Co. Ltd.	498	20,372
Rohto Pharmaceutical Co. Ltd.	150	2,328
Santen Pharmaceutical Co. Ltd.	449	6,617
Shionogi & Co. Ltd.	349	19,657
Ship Healthcare Holdings, Inc.	50	1,429
Sysmex Corp.	150	10,972
Takeda Pharmaceutical Co. Ltd.	996	43,146
Terumo Corp.	349	14,687
Toho Holdings Co. Ltd.	150	3,688
Tsumura & Co.	150	3,542

		309,730

Industrials — 20.7%
Aeon Delight Co. Ltd.	150	4,341
Aica Kogyo Co. Ltd.	150	3,377
ANA Holdings, Inc.	4,485	13,119
Asahi Glass Co. Ltd.	1,495	9,072
Central Japan Railway Co.	199	35,277

	Number of Shares	Value
Industrials (Continued)
COMSYS Holdings Corp.	250	$4,132
Daikin Industries Ltd.	349	29,928
East Japan Railway Co.	449	41,095
FANUC Corp.	199	30,514
Hankyu Hanshin Holdings, Inc.	1,495	10,274
Hazama Ando Corp.	350	1,972
Hino Motors Ltd.	399	4,093
Hitachi Construction Machinery Co. Ltd.	250	3,865
Hoshizaki Electric Co. Ltd.	50	4,791
IHI Corp.	2,495	6,444
ITOCHU Corp.	1,993	25,044
JTEKT Corp.	299	4,145
Kajima Corp.	1,495	10,193
Kawasaki Heavy Industries Ltd.	2,495	7,773
Keihan Holdings Co. Ltd.	495	3,344
Kintetsu Group Holdings Co. Ltd.	2,990	12,043
Komatsu Ltd.	1,246	21,520
Kubota Corp.	1,295	19,068
Makita Corp.	150	9,726
Marubeni Corp.	2,343	11,275
MISUMI Group, Inc.	299	4,593
Mitsubishi Corp.	1,744	30,979
Mitsubishi Electric Corp.	2,990	36,168
Mitsubishi Heavy Industries Ltd.	4,485	18,214
Mitsui & Co. Ltd.	2,093	25,233
MonotaRO Co. Ltd.	100	3,463
Nabtesco Corp.	250	6,364
Nagoya Railroad Co. Ltd.	1,495	7,533
Nidec Corp.	299	23,105
Nippon Express Co. Ltd.	1,495	6,453
NSK Ltd.	598	5,319
Odakyu Electric Railway Co. Ltd.	495	5,382
OSG Corp.	150	2,730
Park24 Co. Ltd.	150	4,294
Secom Co. Ltd.	299	23,451
SMC Corp.	50	12,756
Sohgo Security Services Co. Ltd.	150	7,396
Sojitz Corp.	2,094	4,690
Sumitomo Corp.	1,495	15,357
Sumitomo Heavy Industries Ltd.	495	2,409
Sumitomo Mitsui Construction Co. Ltd.	3,197	2,858
Taisei Corp.	1,495	11,098
THK Co. Ltd.	250	4,734
Tobu Railway Co. Ltd.	1,495	7,601
Tokyu Corp.	1,495	12,826
Toyota Tsusho Corp.	299	7,074
West Japan Railway Co.	299	18,723
Yamato Holdings Co. Ltd. (a)	449	9,129

		646,357

Information Technology — 10.3%
Alps Electric Co. Ltd.	250	5,062
Brother Industries Ltd.	499	5,989
Canon, Inc.	1,346	39,042
DeNA Co. Ltd.	150	3,018
FUJIFILM Holdings Corp.	598	24,312
Fujitsu Ltd.	1,990	8,051

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Information Technology (Continued)
GMO internet, Inc.	199	$2,361
GungHo Online Entertainment, Inc. (a)	598	1,739
Hamamatsu Photonics KK	250	6,818
Hitachi High-Technologies Corp.	150	4,375
Hitachi Ltd.	5,981	27,654
Horiba Ltd.	150	6,421
Itochu Techno-Solutions Corp.	50	1,109
Kakaku.com, Inc. (a)	150	2,845
Konica Minolta, Inc.	798	6,889
Kyocera Corp.	449	22,463
Murata Manufacturing Co. Ltd.	299	34,967
NEC Corp.	4,000	9,428
Nexon Co. Ltd.	250	4,116
Nomura Research Institute Ltd.	165	6,236
NTT Data Corp.	150	7,748
Obic Co. Ltd.	150	8,168
Oki Electric Industry Co. Ltd.	3,095	4,556
Omron Corp.	299	9,640
Oracle Corp. Japan	50	2,659
Ricoh Co. Ltd.	848	7,398
Seiko Epson Corp.	499	8,994
TDK Corp.	150	8,778
Tokyo Electron Ltd.	199	14,776
Trend Micro, Inc.	150	5,445
Wacom Co. Ltd.	550	2,036
Yahoo Japan Corp.	1,794	8,068
Yaskawa Electric Corp.	499	6,327
Yokogawa Electric Corp.	399	4,612

		322,100

Materials — 5.8%
Asahi Kasei Corp.	1,495	10,030
Daicel Corp.	449	5,612
DIC Corp.	1,495	3,551
Hitachi Chemical Co. Ltd.	150	2,811
Hitachi Metals Ltd.	299	3,213
JFE Holdings, Inc.	648	8,728
JSR Corp.	299	4,401
Kobe Steel Ltd.	4,990	4,506
Kuraray Co. Ltd.	449	5,969
Mitsubishi Chemical Holdings Corp.	1,745	8,894
Mitsubishi Materials Corp.	1,495	4,320

	Number of Shares	Value
Materials (Continued)
Nihon Parkerizing Co. Ltd.	250	$2,560
Nippon Paint Holdings Co. Ltd. (a)	199	5,679
Nippon Steel & Sumitomo Metal Corp.	1,096	22,665
Nissan Chemical Industries Ltd.	250	7,360
Nitto Denko Corp.	150	9,874
Oji Holdings Corp.	1,495	6,156
Shin-Etsu Chemical Co. Ltd.	449	26,226
Sumitomo Chemical Co. Ltd.	1,495	6,858
Sumitomo Metal Mining Co. Ltd.	495	5,109
Taiheiyo Cement Corp.	1,495	3,942
Taiyo Nippon Sanso Corp.	299	2,692
Toray Industries, Inc.	1,495	12,949
Tosoh Corp.	495	2,441
Ube Industries Ltd.	2,495	4,686

		181,232

Telecommunication Services — 6.7%
KDDI Corp. (a)	2,042	59,692
Nippon Telegraph & Telephone Corp.	1,345	58,969
NTT DOCOMO, Inc.	1,744	43,767
SoftBank Group Corp.	848	47,694

		210,122

Utilities — 0.8%
Electric Power Development Co. Ltd.	250	6,482
Osaka Gas Co. Ltd.	2,990	11,232
Tokyo Gas Co. Ltd.	1,990	8,049

		25,763

TOTAL COMMON STOCKS (Cost $3,172,659)		3,075,556

SECURITIES LENDING COLLATERAL — 2.8%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $88,468)	88,468	88,468

TOTAL INVESTMENTS — 101.2% (Cost $3,261,127)†		$3,164,024
Other assets and liabilities, net — (1.2%)		(39,897)

NET ASSETS — 100.0%		$3,124,127

*	Non-income producing security.
†	The cost for federal income tax purposes was $3,271,116. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $107,092. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $167,985 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $275,077.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $84,474, which is 2.7% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of investments

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (Continued)

May 31, 2016

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/3/2016	JPY	190,494,169	USD	1,781,576	$61,103
RBC Capital Markets	6/3/2016	JPY	4,765,000	USD	44,564	1,528
RBC Capital Markets	6/3/2016	JPY	137,895,749	USD	1,289,565	44,141
The Bank of New York Mellon	6/3/2016	JPY	687,447	USD	6,429	220
Canadian Imperial Bank of Commerce	6/3/2016	USD	1,781,576	JPY	197,585,734	2,945
RBC Capital Markets	6/3/2016	USD	32,734	JPY	3,500,000	(1,123)
RBC Capital Markets	6/3/2016	USD	1,301,395	JPY	144,331,236	2,152
The Bank of New York Mellon	6/3/2016	USD	5,877	JPY	651,810	10
The Bank of New York Mellon	6/3/2016	USD	551	JPY	60,000	(9)
Canadian Imperial Bank of Commerce	7/5/2016	JPY	197,363,037	USD	1,781,576	(3,071)
RBC Capital Markets	7/5/2016	JPY	520,000	USD	4,704	2
RBC Capital Markets	7/5/2016	JPY	710,000	USD	6,409	(11)
RBC Capital Markets	7/5/2016	JPY	144,170,513	USD	1,301,395	(2,261)
The Bank of New York Mellon	7/5/2016	JPY	651,080	USD	5,877	(10)

Total net unrealized appreciation						$105,616

Currency Abbreviations

JPY	Japanese Yen
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$3,075,556	$—	$—	$3,075,556
Short-Term Investments	88,468	—	—	88,468
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	112,101	—	112,101

TOTAL	$3,164,024	$112,101	$—	$3,276,125

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Forward Foreign Currency Exchange Contracts	$—	$(6,485)	$—	$(6,485)

TOTAL	$—	$(6,485)	$—	$(6,485)

(d)	See Schedule of investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	41

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Australia Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.7%
Consumer Discretionary — 2.7%
Aristocrat Leisure Ltd.	2,370	$22,028
Crown Resorts Ltd.	1,594	13,871
Domino’s Pizza Enterprises Ltd.	270	13,439
Flight Centre Travel Group Ltd.	238	5,437
Harvey Norman Holdings Ltd.	2,431	8,012
REA Group Ltd.	231	9,348
Tabcorp Holdings Ltd.	3,638	11,622
Tatts Group Ltd.	6,408	18,248

		102,005

Consumer Staples — 7.4%
Coca-Cola Amatil Ltd.	2,506	16,084
Treasury Wine Estates Ltd.	3,230	24,139
Wesfarmers Ltd.	4,927	144,683
Woolworths Ltd.	5,561	88,905

		273,811

Energy — 4.7%
Caltex Australia Ltd.	1,182	27,953
Oil Search Ltd.	5,996	29,425
Origin Energy Ltd.	7,656	31,596
Santos Ltd.	6,951	22,758
Woodside Petroleum Ltd.	3,245	64,262

		175,994

Financials — 52.2%
AMP Ltd.	12,940	52,748
ASX Ltd.	847	27,248
Australia & New Zealand Banking Group Ltd.	12,764	235,058
Bank of Queensland Ltd.	1,646	13,836
Bendigo and Adelaide Bank Ltd.	1,999	14,795
Challenger Ltd.	2,497	17,271
Commonwealth Bank of Australia	7,471	418,097
Dexus Property Group REIT	4,235	26,507
Goodman Group REIT	7,780	39,980
GPT Group REIT	7,862	30,571
Insurance Australia Group Ltd.	10,637	45,205
LendLease Group (a)	2,416	23,451
Macquarie Group Ltd.	1,340	72,511
Medibank Pvt Ltd.	12,049	27,867
Mirvac Group REIT	16,193	22,763
National Australia Bank Ltd.	11,541	226,466
Platinum Asset Management Ltd.	953	4,532
QBE Insurance Group Ltd.	6,000	53,946
Scentre Group REIT	23,293	78,451
Stockland REIT	10,465	34,263
Suncorp Group Ltd.	5,629	52,807
Vicinity Centres REIT	14,721	34,685
Westfield Corp. REIT	8,637	66,919
Westpac Banking Corp.	14,594	323,819

		1,943,796

Health Care — 7.2%
Cochlear Ltd.	251	21,891
CSL Ltd.	2,025	169,424
Healthscope Ltd.	7,591	16,459

	Number of Shares	Value
Health Care (Continued)
Ramsay Health Care Ltd.	619	$32,547
Sonic Healthcare Ltd.	1,718	26,572

		266,893

Industrials — 6.6%
Asciano Ltd.	2,607	16,751
Aurizon Holdings Ltd.	9,159	29,855
Brambles Ltd.	6,908	64,157
CIMIC Group Ltd.	440	11,893
Qantas Airways Ltd.*	2,135	4,753
Seek Ltd.	1,432	16,870
Sydney Airport (a)	4,780	24,460
Transurban Group (a)	8,906	77,564

		246,303

Information Technology — 0.4%
Computershare Ltd.	2,040	15,835

Materials — 13.2%
Alumina Ltd. (b)	10,655	10,897
Amcor Ltd.	5,067	59,620
BHP Billiton Ltd.	14,051	193,765
Boral Ltd.	3,254	15,993
Fortescue Metals Group Ltd. (b)	6,812	14,672
Incitec Pivot Ltd.	7,382	18,407
James Hardie Industries PLC CDI	1,949	29,694
Newcrest Mining Ltd.*	3,354	46,228
Orica Ltd.	1,634	16,061
Rio Tinto Ltd.	1,856	59,948
South32 Ltd.*	23,291	26,260

		491,545

Telecommunication Services — 2.7%
Telstra Corp. Ltd.	18,720	75,632
TPG Telecom Ltd.	1,485	13,223
Vocus Communications Ltd.	1,979	13,459

		102,314

Utilities — 2.6%
AGL Energy Ltd.	2,952	39,663
APA Group (a)	4,875	30,900
AusNet Services	7,739	8,810
DUET Group (a)	10,155	17,248

		96,621

TOTAL COMMON STOCKS (Cost $3,647,326)		3,715,117

SECURITIES LENDING COLLATERAL — 0.7%
Daily Assets Fund “Capital Shares”, 0.48% (c)(d) (Cost $24,873)	24,873	24,873

TOTAL INVESTMENTS — 100.4% (Cost $3,672,199)†		$3,739,990
Other assets and liabilities, net — (0.4%)		(15,179)

NET ASSETS — 100.0%		$3,724,811

See Notes to Financial Statements.	42

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Australia Hedged Equity ETF (Continued)

May 31, 2016

*	Non-income producing security.
†	The cost for federal income tax purposes was $3,729,815. At May 31, 2016, net unrealized appreciation for all securities based on tax cost was $10,175. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $190,658 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $180,483.
(a)	Stapled Security—A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $23,503, which is 0.6% of net assets.
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CDI:	Chess Depositary Interest
REIT:	Real Estate Investment Trust

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/2/2016	AUD	2,017	USD	1,461	$3
Canadian Imperial Bank of Commerce	6/2/2016	AUD	1,512,986	USD	1,153,175	59,661
RBC Capital Markets	6/2/2016	AUD	209,000	USD	159,303	8,248
RBC Capital Markets	6/2/2016	AUD	3,021,097	USD	2,302,671	119,166
The Bank of New York Mellon	6/2/2016	AUD	2,200	USD	1,679	89
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,153,175	AUD	1,591,794	(2,702)
RBC Capital Markets	6/2/2016	USD	2,461,210	AUD	3,397,350	(5,768)
RBC Capital Markets	6/2/2016	USD	764	AUD	1,002	(39)
The Bank of New York Mellon	6/2/2016	USD	3,140	AUD	4,200	(104)
Canadian Imperial Bank of Commerce	7/5/2016	AUD	1,593,774	USD	1,153,175	2,851
RBC Capital Markets	7/5/2016	AUD	45,000	USD	32,556	76
RBC Capital Markets	7/5/2016	AUD	3,401,458	USD	2,461,210	6,170
RBC Capital Markets	7/5/2016	AUD	188,000	USD	136,029	338
Canadian Imperial Bank of Commerce	7/5/2016	USD	1,461	AUD	2,019	(4)

Total net unrealized appreciation						$187,985

Currency Abbreviations

AUD	Australian Dollar
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

See Notes to Financial Statements.	43

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Australia Hedged Equity ETF (Continued)

May 31, 2016

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$3,715,117	$—	$—	$3,715,117
Short-Term Investments	24,873	—	—	24,873
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	196,602	—	196,602

TOTAL	$3,739,990	$196,602	$—	$3,936,592

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Exchange Contracts	$—	$(8,617)	$—	$(8,617)

TOTAL	$—	$(8,617)	$—	$(8,617)

(e)	See Schedule of investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	44

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 97.8%
Australia — 5.6%
Adelaide Brighton Ltd.	988	$4,056
ALS Ltd.	951	2,784
Ansell Ltd.	254	3,508
APN Outdoor Group Ltd.	400	1,977
Australian Pharmaceutical Industries Ltd.	1,444	1,946
AWE Ltd.*	2,337	1,470
BlueScope Steel Ltd.	964	4,362
Burson Group Ltd.	653	2,506
BWP Trust REIT	822	2,151
carsales.com Ltd.	516	4,744
Charter Hall Group REIT	337	1,284
Charter Hall Retail REIT	732	2,539
Cromwell Property Group REIT	1,556	1,181
CSR Ltd.	1,219	3,163
Downer EDI Ltd.	1,185	3,349
DuluxGroup Ltd.	820	3,817
Evolution Mining Ltd.	1,827	2,681
Fairfax Media Ltd.	4,999	3,324
GrainCorp Ltd., Class A	387	2,489
Iluka Resources Ltd.	505	2,354
Investa Office Fund REIT	557	1,711
InvoCare Ltd.	412	3,823
IOOF Holdings Ltd. (a)	337	2,009
IRESS Ltd.	436	3,930
JB Hi-Fi Ltd. (a)	277	4,669
Karoon Gas Australia Ltd.*	976	1,016
Link Administration Holdings Ltd.*	400	2,507
Liquefied Natural Gas Ltd.*	3,054	1,302
Macquarie Atlas Roads Group (b)	1,105	4,185
Magellan Financial Group Ltd.	201	3,585
Mayne Pharma Group Ltd.*	1,623	1,865
Metcash Ltd.*	1,726	2,557
Northern Star Resources Ltd.	938	2,922
Orora Ltd.	2,264	4,516
OZ Minerals Ltd.	388	1,531
Pacific Brands Ltd.	3,386	2,790
Paladin Energy Ltd.*	8,136	1,294
Perpetual Ltd.	83	2,613
Primary Health Care Ltd.	1,076	3,017
Qube Holdings Ltd.	1,411	2,407
Regis Resources Ltd.	753	1,589
Shopping Centres Australasia Property Group REIT	1,508	2,463
Sirtex Medical Ltd.	119	2,709
Spark Infrastructure Group (b)	2,356	3,916
Spotless Group Holdings Ltd.	2,615	2,192
St Barbara Ltd.*	1,502	2,855
Star Entertainment Group Ltd.	1,309	5,345
Super Retail Group Ltd.	462	3,079
Whitehaven Coal Ltd.*	1,931	1,179

		135,261

Austria — 0.9%
ams AG (a)	115	3,164
BUWOG AG*	151	3,251
CA Immobilien Anlagen AG*	159	2,829

	Number of Shares	Value
Austria (Continued)
Immofinanz AG*	1,483	$3,438
Oesterreichische Post AG*	79	2,830
UNIQA Insurance Group AG	263	1,892
Wienerberger AG	222	3,993

		21,397

Belgium — 2.1%
Ackermans & van Haaren NV	20	2,595
Agfa Gevaert NV*	580	2,119
Befimmo SA REIT	49	3,253
Bekaert SA	74	3,294
bpost SA	140	3,690
Cofinimmo SA/NV REIT	31	3,777
Compagnie d’Entreprises CFE SA	17	1,615
D’ieteren SA	64	3,024
Elia System Operator SA	75	3,787
Euronav NV	230	2,376
Galapagos NV*	61	3,514
Ion Beam Applications	45	1,974
KBC Ancora	58	2,253
Melexis NV	37	2,239
Ontex Group NV*	128	4,165
Tessenderlo Chemie NV*	72	2,558
Warehouses De Pauw Comm. VA REIT	39	3,706

		49,939

Bermuda — 0.2%
Frontline Ltd.	152	1,294
Hiscox Ltd.	293	4,174

		5,468

Denmark — 1.7%
Bavarian Nordic A/S*	64	2,446
DFDS A/S	50	2,477
FlSmidth & Co. A/S (a)	92	3,316
GN Store Nord A/S	235	4,802
Jyske Bank A/S	96	3,856
NKT Holding A/S	57	3,131
Rockwool International A/S, Class B	19	3,633
Royal Unibrew A/S	98	4,527
SimCorp A/S	79	4,184
Spar Nord Bank A/S	309	2,681
Sydbank A/S	115	3,279
Topdanmark A/S*	111	3,050

		41,382

Faroe Islands — 0.2%
Bakkafrost P/F	108	4,187

Finland — 1.3%
Amer Sports OYJ	130	3,873
Cargotec OYJ, Class B	65	2,517
Caverion Corp.	228	1,563
Citycon OYJ	347	830
Huhtamaki OYJ	118	4,933
Kemira OYJ	190	2,292
Kesko OYJ, Class B	77	3,087
Konecranes OYJ	99	2,738
Metsa Board OYJ	344	1,921

See Notes to Financial Statements.	45

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Finland (Continued)
Outokumpu OYJ*	456	$1,908
Outotec OYJ*	459	1,788
Tieto OYJ	74	2,030
Valmet OYJ	222	2,742

		32,222

France — 3.8%
ABC Arbitrage	450	3,320
Alten SA	68	4,400
Altran Technologies SA*	268	3,979
DBV Technologies SA*	43	2,874
Elior Participations SCA, 144A	111	2,490
Elis SA	150	2,854
Euler Hermes Group	9	774
Faurecia	95	3,779
Gaztransport Et Technigaz SA	70	2,374
Havas SA	211	1,778
Ipsen SA*	50	3,154
Korian SA	72	2,345
Mercialys SA REIT	122	2,654
Metropole Television SA	126	2,312
Neopost SA	96	2,318
Nexans SA*	65	3,345
Nexity SA*	62	3,342
Orpea	46	3,843
Plastic Omnium SA	100	3,335
Rubis SCA	56	4,244
Saft Groupe SA	88	3,588
SEB SA	29	3,567
Societe Television Francaise 1 (a)	189	2,387
Sopra Steria Group	30	3,925
Technicolor SA	553	3,673
Teleperformance	75	6,541
Ubisoft Entertainment SA*	155	5,717
Vicat SA	32	2,098
Virbac SA	11	1,896

		92,906

Germany — 5.3%
Aareal Bank AG	124	4,551
alstria office REIT-AG REIT*	201	2,627
AURELIUS SE & Co. KGaA	59	3,545
Aurubis AG	43	2,246
Bechtle AG	36	3,997
Bilfinger SE*	64	2,718
CTS Eventim AG & Co. KGaA	52	1,794
Deutsche Euroshop AG	63	2,887
DMG Mori AG*(a)	74	3,404
Drillisch AG	95	3,890
Duerr AG	44	3,417
Freenet AG	182	5,017
Gerresheimer AG	57	4,537
Indus Holding AG	65	3,407
KION Group AG	86	4,759
Krones AG	19	2,264
KUKA AG	39	4,600
LEG Immobilien AG*	58	5,176

	Number of Shares	Value
Germany (Continued)
Leoni AG	62	$2,067
MorphoSys AG*(a)	47	2,636
MTU Aero Engines AG	58	5,478
Nordex SE*(a)	122	3,468
Norma Group SE*	73	3,626
Rational AG	4	1,889
Rheinmetall AG	69	4,738
Rhoen-Klinikum AG	102	3,130
Salzgitter AG	75	2,394
Software AG*	89	3,456
STADA Arzneimittel AG	105	5,591
Stroeer SE & Co KGaA	49	2,665
Suedzucker AG	166	3,253
TAG Immobilien AG (a)	237	3,238
TLG Immobilien AG	234	5,113
Wacker Chemie AG	23	2,160
Wincor Nixdorf AG*	68	3,871
Wirecard AG (a)	136	6,047

		129,656

Hong Kong — 2.3%
Brightoil Petroleum Holdings Ltd.	6,070	1,836
Cafe de Coral Holdings Ltd.	1,039	2,895
Champion REIT	3,470	1,817
China Strategic Holdings Ltd.*	74,081	1,973
Dah Sing Financial Holdings Ltd.	327	2,180
Digital Domain Holdings Ltd.*	18,317	1,367
Esprit Holdings Ltd.*	3,191	2,575
Freeman Financial Corp. Ltd.*	14,017	812
Global Brands Group Holding Ltd.*	13,721	1,360
HKBN Ltd.	1,891	2,217
Hopewell Holdings Ltd.	1,149	3,689
Hybrid Kinetic Group Ltd.*	59,670	1,820
Johnson Electric Holdings Ltd.	961	2,345
Landing International Development Ltd.*	53,487	1,521
Man Wah Holdings Ltd.	1,322	1,851
Melco International Development Ltd.	1,564	1,844
NewOcean Energy Holdings Ltd.	4,349	1,539
Orient Overseas International Ltd.	331	1,284
Pacific Textiles Holdings Ltd.	1,975	2,381
Playmates Toys Ltd.	7,480	2,002
Sincere Watch Hong Kong Ltd.*	28,674	1,882
Suncorp Technologies Ltd.*	112,586	1,724
Television Broadcasts Ltd.	706	2,399
Town Health International Medical Group Ltd.	8,362	1,560
Value Partners Group Ltd.	1,749	1,740
VTech Holdings Ltd.	304	3,329
Xinyi Glass Holdings Ltd.	3,889	2,707

		54,649

Ireland — 1.4%
C&C Group PLC	741	3,408
Glanbia PLC	229	4,255
Grafton Group PLC	292	3,125
Greencore Group PLC	712	3,555
Hibernia REIT PLC REIT	2,254	3,260

See Notes to Financial Statements.	46

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Ireland (Continued)
Kingspan Group PLC	180	$5,058
Smurfit Kappa Group PLC	284	7,748
UDG Healthcare PLC	395	3,387

		33,796

Isle of Man — 0.5%
GVC Holdings PLC	345	3,008
Paysafe Group PLC*	711	4,243
Playtech PLC	299	3,679

		10,930

Israel — 1.1%
CaesarStone Sdot Yam Ltd.*	30	1,184
Cellcom Israel Ltd.*	379	3,154
CyberArk Software Ltd.*	26	1,181
Elbit Systems Ltd.	52	4,895
Frutarom Industries Ltd.	80	3,897
Gazit-Globe Ltd.	340	2,886
Israel Discount Bank Ltd., Class A*	3,120	5,183
Partner Communications Co. Ltd.*	544	2,907
Tower Semiconductor Ltd.*	152	2,032

		27,319

Italy — 3.9%
A2A SpA	2,734	3,897
Anima Holding SpA, 144A	418	2,565
Ansaldo STS SpA	443	5,057
Autogrill SpA*	303	2,598
Azimut Holding SpA	185	4,067
Banca Carige SpA*(a)	2,605	1,623
Banca Generali SpA	76	1,991
Banca Mediolanum SpA	253	2,121
Banca Monte dei Paschi di Siena SpA*	2,550	1,768
Banca Popolare dell’Emilia Romagna SC	717	3,628
Banca Popolare di Milano Scarl	6,670	3,844
Banca Popolare di Sondrio Scarl	851	2,788
Brembo SpA	61	3,519
Buzzi Unicem SpA	135	2,683
Credito Valtellinese SC	3,299	2,059
Davide Campari-Milano SpA	472	4,561
De’ Longhi	96	2,575
DiaSorin SpA	45	2,724
EI Towers SpA*	56	3,224
Hera SpA	1,270	3,674
Interpump Group SpA	211	3,362
Italcementi SpA*	346	4,035
Mediaset SpA	1,090	4,863
Moncler SpA	195	3,252
Recordati SpA	148	4,370
Salini Impregilo SpA	561	1,929
Salvatore Ferragamo SpA	87	1,861
Societa Cattolica DI Assicurazioni Scrl	374	2,568
Tod’s SpA (a)	31	1,866
Unipol Gruppo Finanziario SpA	709	2,619
Yoox Net-A-Porter Group SpA*	105	2,948

		94,639

	Number of Shares	Value
Japan — 30.5%
Adastria Co. Ltd.	100	$3,305
ADEKA Corp.	300	4,113
Advance Residence Investment Corp. REIT	1	2,533
AEON REIT Investment Corp. REIT	4	5,101
Aica Kogyo Co. Ltd.	200	4,503
AIFUL Corp.*	800	2,716
Anritsu Corp.	700	3,983
Aoyama Trading Co. Ltd.	100	3,576
Asahi Intecc Co. Ltd.	100	5,057
AUTOBACS SEVEN Co. Ltd.	300	4,584
Awa Bank Ltd.	1,000	5,680
Azbil Corp.	200	5,590
Broadleaf Co. Ltd.	300	2,958
Capcom Co. Ltd.	200	4,732
Century Tokyo Leasing Corp.	100	3,481
Coca-Cola East Japan Co. Ltd.	200	3,858
Coca-Cola West Co. Ltd.	200	5,572
COMSYS Holdings Corp.	300	4,958
COOKPAD, Inc.	200	2,666
CyberAgent, Inc.	100	4,777
Daido Steel Co. Ltd.	1,000	3,513
Daifuku Co. Ltd.	300	5,204
DAIICHIKOSHO Co. Ltd.	100	3,820
Daishi Bank Ltd.	1,000	3,405
Daiwa House REIT Investment Corp. REIT	1	5,409
Daiwa House Residential Investment Corp. REIT	1	2,456
DeNA Co. Ltd.	200	4,024
Denka Co. Ltd.	1,000	4,389
DIC Corp.	2,000	4,750
DMG MORI Co. Ltd.	300	3,703
EBARA Corp.	1,000	5,129
EZAKI GLICO Co. Ltd.	100	5,391
Frontier Real Estate Investment Corp. REIT	1	4,895
Fujikura Ltd.	1,000	5,220
Fukuoka REIT Corp.	2	3,674
Funai Electric Co. Ltd.	200	1,631
Funai Soken Holdings, Inc.	200	2,828
Furukawa Electric Co. Ltd.	2,000	4,822
GLORY Ltd.	200	5,825
GLP J-Reit REIT	2	2,301
GMO internet, Inc.	200	2,373
GS Yuasa Corp.	1,000	4,226
H2O RETAILING Corp.	200	3,036
Haseko Corp.	500	5,509
Hazama Ando Corp.	600	3,381
Heiwa Corp.	200	3,993
HIS Co. Ltd.	100	2,732
Hitachi Capital Corp.	100	2,248
Hokkaido Electric Power Co., Inc.	400	3,461
Hokkoku Bank Ltd.	1,000	2,872
Horiba Ltd.	100	4,281
Hosiden Corp.	300	2,073
House Foods Group, Inc.	100	1,981
Hyakugo Bank Ltd.	1,000	3,712
Industrial & Infrastructure Fund Investment Corp. REIT	1	5,166

See Notes to Financial Statements.	47

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Japan (Continued)
Ines Corp.	400	$4,118
Invincible Investment Corp. REIT	7	4,823
IT Holdings Corp.	200	4,851
ITO EN Ltd.	200	6,737
Iwatani Corp.	1,000	5,707
Izumi Co. Ltd.	100	3,852
JAFCO Co. Ltd.	100	2,994
Japan Display, Inc.*	600	1,203
Japan Excellent, Inc. REIT	3	4,048
Japan Hotel REIT Investment Corp. REIT	5	4,348
Japan Logistics Fund, Inc. REIT	1	2,207
Japan Petroleum Exploration Co. Ltd.	100	2,231
Japan Rental Housing Investments, Inc. REIT	6	4,671
Japan Steel Works Ltd.	1,000	4,262
Juroku Bank Ltd.	1,000	2,781
JVC Kenwood Corp.	800	1,943
Kagome Co. Ltd.	200	4,822
Kaken Pharmaceutical Co. Ltd.	50	2,840
Kawasaki Kisen Kaisha Ltd.	2,000	4,353
Keiyo Bank Ltd.	1,000	3,739
Kenedix Office Investment Corp., REIT	1	5,689
Kewpie Corp.	200	5,373
KINDEN Corp.	300	3,511
Kiyo Bank Ltd.	300	3,874
K’S HOLDINGS Corp.	200	3,173
Kumagai Gumi Co. Ltd.	1,000	2,800
Laox Co. Ltd.*	2,000	1,860
Leopalace21 Corp.	700	4,419
LINTEC Corp.	200	3,957
Lion Corp.	200	2,930
Matsui Securities Co. Ltd.	300	2,706
Matsumotokiyoshi Holdings Co. Ltd.	100	5,473
MEITEC Corp.	100	3,558
MISUMI Group, Inc.	400	6,144
Mitsui Engineering & Shipbuilding Co. Ltd.	3,000	4,822
Mitsui High-Tec, Inc.	600	4,091
Mitsui Mining & Smelting Co. Ltd.	2,000	3,522
Mitsumi Electric Co. Ltd.*	400	1,889
MonotaRO Co. Ltd.	100	3,463
Mori Hills REIT Investment Corp. REIT	2	2,995
MORI TRUST Sogo Reit, Inc. REIT	1	1,909
Musashino Bank Ltd.	100	2,520
NAGASE & Co. Ltd.	300	3,422
Nankai Electric Railway Co. Ltd.	1,000	5,256
Nichi-iko Pharmaceutical Co. Ltd.	100	2,212
Nifco, Inc.	100	5,156
Nihon Kohden Corp.	200	5,780
Nihon M&A Center, Inc.	100	6,105
Nikkon Holdings Co. Ltd.	300	6,155
Nippon Accommodations Fund, Inc. REIT	1	4,127
Nippon Kayaku Co. Ltd.	300	2,958
Nippon Paper Industries Co. Ltd.	300	5,248
Nippon Shinyaku Co. Ltd.	100	5,301
Nippon Suisan Kaisha Ltd.	500	2,854
Nipro Corp.	500	5,644
Nishimatsu Construction Co. Ltd.	1,000	4,199

	Number of Shares	Value
Japan (Continued)
Nishi-Nippon City Bank Ltd.	1,000	$1,896
Nishi-Nippon Railroad Co. Ltd.	1,000	5,202
Nissan Chemical Industries Ltd.	200	5,888
NISSAN SHATAI Co. Ltd.	300	3,411
Nisshinbo Holdings, Inc.	300	3,091
North Pacific Bank Ltd.	800	2,269
NTN Corp.	1,000	3,468
Ogaki Kyoritsu Bank Ltd.	1,000	2,935
Okamoto Industries, Inc.	100	971
Oki Electric Industry Co. Ltd.	3,000	4,416
OncoTherapy Science, Inc.*	600	1,642
Orix JREIT, Inc. REIT	2	3,166
OSG Corp.	200	3,639
Penta-Ocean Construction Co. Ltd.	1,100	5,622
PeptiDream, Inc.*	100	5,879
Pigeon Corp.	200	5,454
Pilot Corp.	100	4,398
Premier Investment Corp. REIT	5	6,380
Qol Co. Ltd.	200	2,738
Resorttrust, Inc.	200	4,212
Rohto Pharmaceutical Co. Ltd.	200	3,105
Sangetsu Co. Ltd.	200	3,724
Sankyu, Inc.	1,000	5,364
Sanwa Holdings Corp.	500	4,371
SAPPORO HOLDINGS Ltd.	1,000	5,418
Sawai Pharmaceutical Co. Ltd.	100	7,134
SCREEN Holdings Co. Ltd.	200	1,976
SCSK Corp.	100	3,775
Seino Holdings Co. Ltd.	400	3,825
Sekisui House SI Residential Investment Corp. REIT	4	4,335
Senshu Ikeda Holdings, Inc.	1,300	4,942
Seria Co. Ltd.	100	6,520
Sharp Corp.*	2,000	2,709
Shiga Bank Ltd. (a)	1,000	4,335
Shimachu Co. Ltd.	200	4,448
Shinko Plantech Co. Ltd.	500	3,937
Ship Healthcare Holdings, Inc.	200	5,716
Showa Denko KK	4,000	4,118
Skylark Co. Ltd.	300	3,573
Sojitz Corp.	2,400	5,375
SQUARE ENIX HOLDINGS Co. Ltd.	200	6,330
Sugi Holdings Co. Ltd.	100	5,238
Sumco Corp.	400	2,832
Sumitomo Forestry Co. Ltd.	400	5,462
Sumitomo Mitsui Construction Co. Ltd.	5,400	4,828
Sumitomo Osaka Cement Co. Ltd.	1,000	4,073
Taiyo Yuden Co. Ltd.	300	3,270
Takara Holdings, Inc.	500	4,434
Temp Holdings Co. Ltd.	300	4,790
Toda Corp.	1,000	4,533
Toho Holdings Co. Ltd.	200	4,918
TOKAI RIKA Co. Ltd.	200	3,549
Tokai Tokyo Financial Holdings, Inc.	500	2,492
TOKYO OHKA KOGYO Co. Ltd.	100	2,616
TOKYU REIT, Inc. REIT	4	5,516
Topcon Corp.	200	2,041

See Notes to Financial Statements.	48

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Japan (Continued)
Tosoh Corp.	1,000	$4,931
Toyo Corp./Chuo-Ku	400	3,927
Toyo Kanetsu KK	1,300	2,336
Toyo Tire & Rubber Co. Ltd.	200	2,440
TOYOBO Co. Ltd.	3,000	5,581
Toyota Boshoku Corp.	200	3,999
TS TECH Co. Ltd.	200	5,158
Tsumura & Co.	200	4,723
Ube Industries Ltd.	3,000	5,635
Ulvac, Inc.	100	3,350
UNY Group Holdings Co. Ltd.	700	5,101
USHIO, Inc.	300	3,644
Valor Holdings Co. Ltd.	200	5,427
Wacoal Holdings Corp.	100	1,057
Yokohama Reito Co. Ltd.	600	5,716
Zenkoku Hosho Co. Ltd.	100	3,296
ZEON Corp.	200	1,510

		738,931

Jersey Island — 0.2%
Centamin PLC	1,963	2,740
Phoenix Group Holdings	262	3,339

		6,079

Luxembourg — 0.6%
APERAM SA	84	3,348
Eurofins Scientific SE	13	5,041
Grand City Properties SA	154	3,241
Regus PLC	880	4,023

		15,653

Malta — 0.2%
Unibet Group PLC SDR	393	4,490

Netherlands — 1.9%
Aalberts Industries NV (a)	126	4,445
Arcadis NV	141	2,350
ASM International NV (a)	71	2,866
Corbion NV	121	3,009
Delta Lloyd NV	412	2,075
Eurocommercial Properties NV	74	3,481
Euronext NV, 144A	92	3,865
Fugro NV*	102	1,818
IMCD Group NV (a)	88	3,649
Koninklijke BAM Groep NV	494	2,323
PostNL NV*	853	3,756
SBM Offshore NV (a)	274	3,238
TKH Group NV	71	2,755
TomTom NV*	186	1,651
USG People NV*	130	2,527
Wereldhave NV REIT	55	2,801

		46,609

New Zealand — 1.4%
a2 Milk Co. Ltd.*	1,400	1,497
Air New Zealand Ltd.	2,275	3,463
Fisher & Paykel Healthcare Corp. Ltd.	983	6,950
Infratil Ltd.	2,185	4,989
Kiwi Property Group Ltd.	6,493	6,524

	Number of Shares	Value
New Zealand (Continued)
SKY Network Television Ltd.	1,250	$3,806
SKYCITY Entertainment Group Ltd.	1,820	5,948

		33,177

Norway — 0.8%
Aker Solutions ASA*	435	1,518
Det Norske Oljeselskap ASA*	271	2,532
DNO ASA*(a)	1,860	1,947
Norwegian Air Shuttle ASA*	69	2,821
Petroleum Geo-Services ASA*(a)	544	1,563
Prosafe SE (a)	2,592	939
Storebrand ASA*	950	4,145
TGS Nopec Geophysical Co ASA	244	3,672

		19,137

Portugal — 0.4%
Banco Comercial Portugues SA, Class R*	49,261	1,677
CTT-Correios de Portugal SA	471	4,236
NOS SGPS SA	322	2,392
Sonae SGPS SA	2,020	2,079

		10,384

Singapore — 1.6%
Keppel REIT	5,700	4,284
Mapletree Commercial Trust REIT	4,600	4,793
Mapletree Greater China Commercial Trust REIT	7,100	5,053
Mapletree Industrial Trust REIT	4,800	5,612
Mapletree Logistics Trust REIT	6,000	4,248
Midas Holdings Ltd.	13,200	2,588
SATS Ltd.	1,400	4,229
Singapore Post Ltd.	3,100	3,602
Venture Corp. Ltd.	900	5,437

		39,846

South Africa — 0.1%
Petra Diamonds Ltd.	1,206	2,026

Spain — 2.4%
Acciona SA	40	3,043
Acerinox SA	248	2,870
Almirall SA	117	1,849
Applus Services SA	272	2,324
Atresmedia Corp. de Medios de Comunicacion SA	124	1,617
Bolsas y Mercados Espanoles SHMSF SA	111	3,527
Ebro Foods SA	152	3,563
Fomento de Construcciones y Contratas SA*	325	2,737
Gamesa Corp. Tecnologica SA	334	6,654
Grupo Catalana Occidente SA	36	1,124
Hispania Activos Inmobiliarios SA*	240	3,186
Indra Sistemas SA*	226	2,577
Inmobiliaria Colonial SA*	3,768	2,972
Mediaset Espana Comunicacion SA	181	2,415
Melia Hotels International SA	146	1,782
Merlin Properties Socimi SA REIT	281	3,093
NH Hotel Group SA*	386	1,963
Prosegur Compania de Seguridad SA	342	2,070

See Notes to Financial Statements.	49

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
Spain (Continued)
Sacyr SA	866	$1,760
Tecnicas Reunidas SA	76	2,390
Viscofan SA	83	4,638

		58,154

Sweden — 5.2%
AAK AB	57	4,274
Axfood AB	110	2,026
Betsson AB*	205	2,703
Betsson AB — Redemption Shares*	205	110
BillerudKorsnas AB	229	3,506
Castellum AB	214	2,917
Com Hem Holding AB	329	2,848
Elekta AB, Class B	471	3,713
Evolution Gaming Group AB, 144A	48	1,631
Fabege AB	134	2,172
Fastighets AB Balder, Class B*(a)	141	3,644
Fingerprint Cards AB, Class B*	777	10,368
Hemfosa Fastigheter AB	303	3,142
Hexpol AB	348	3,509
Holmen AB, Class B	91	3,114
Hufvudstaden AB, Class A	147	2,275
Indutrade AB	204	4,089
Intrum Justitia AB	123	4,304
Investment AB Oresund	159	2,411
JM AB	108	3,050
Kungsleden AB (a)	444	3,140
L E Lundbergforetagen AB, Class B	37	2,135
Loomis AB, Class B	117	3,091
Meda AB, Class A	348	6,175
Modern Times Group MTG AB, Class B	109	3,088
NCC AB, Class B	117	4,308
NetEnt AB*	336	3,827
Nibe Industrier AB, Class B	797	7,338
Nobia AB	197	2,057
Peab AB	364	3,002
Ratos AB, Class B	472	2,557
Saab AB, Class B	121	4,023
SSAB AB, Class A*(a)	432	1,123
SSAB AB, Class B*	603	1,307
Swedish Orphan Biovitrum AB*	225	3,010
Trelleborg AB, Class B	274	5,118
Wallenstam AB, Class B	280	2,383
Wihlborgs Fastigheter AB	165	3,355

		126,843

Switzerland — 4.3%
Allreal Holding AG*	23	3,151
Basilea Pharmaceutica Ltd.*	26	2,060
Bucher Industries AG	17	3,922
Burckhardt Compression Holding AG	8	2,927
Cembra Money Bank AG*	72	4,853
Clariant AG*	344	6,146
dorma+kaba Holding AG	6	3,942
Flughafen Zuerich AG	35	6,137
Forbo Holding AG*	2	2,473
GAM Holding AG*	266	3,345

	Number of Shares	Value
Switzerland (Continued)
Gategroup Holding AG*	46	$2,360
Georg Fischer AG	7	5,588
Helvetia Holding AG	4	2,155
Leonteq AG*	23	1,391
Logitech International SA	285	4,387
Mobimo Holding AG*	17	3,855
OC Oerlikon Corp. AG*	370	3,294
Oriflame Holding AG*	71	1,674
Panalpina Welttransport Holding AG (a)	29	3,475
PSP Swiss Property AG	53	4,964
SFS Group AG*	42	3,006
Straumann Holding AG	16	6,121
Sunrise Communications Group AG, 144A*	63	3,784
Tecan Group AG	24	3,549
Temenos Group AG*	96	5,331
U-Blox AG*	14	2,851
Valiant Holding AG	40	4,278
Vontobel Holding AG	64	2,846

		103,865

United Kingdom — 17.8%
AA PLC	811	3,383
Abcam PLC	309	2,867
Allied Minds PLC*(a)	375	1,796
Amec Foster Wheeler PLC	395	2,499
Ashmore Group PLC	608	2,560
ASOS PLC*	79	4,000
AVEVA Group PLC	114	2,665
Balfour Beatty PLC*	1,087	3,901
BBA Aviation PLC (a)	1,293	3,794
Beazley PLC	582	3,078
Bellway PLC	149	5,898
Berendsen PLC	213	3,727
BGEO Group PLC	115	4,187
Big Yellow Group PLC REIT	218	2,633
Bodycote PLC	362	3,196
Booker Group PLC	2,108	5,557
Bovis Homes Group PLC	198	2,896
Brewin Dolphin Holdings PLC	640	2,392
Britvic PLC	409	4,002
BTG PLC*	532	5,232
Cairn Energy PLC*	1,057	2,984
Capital & Counties Properties PLC	623	3,089
Card Factory PLC	683	3,671
Carillion PLC	686	2,755
Cineworld Group PLC	219	1,787
Clinigen Group PLC	216	1,736
Close Brothers Group PLC	189	3,663
Countrywide PLC	417	2,235
Crest Nicholson Holdings PLC	362	3,083
CYBG PLC*	634	2,548
Daily Mail & General Trust PLC, Class A	331	3,284
Dairy Crest Group PLC	386	3,078
Debenhams PLC	2,441	2,614
Derwent London PLC REIT	84	4,005
Dialog Semiconductor PLC*	107	3,397

See Notes to Financial Statements.	50

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
United Kingdom (Continued)
Dignity PLC	70	$2,576
Diploma PLC	225	2,431
Domino’s Pizza Group PLC	258	3,942
Drax Group PLC	711	3,182
DS Smith PLC	1,134	6,384
Dunelm Group PLC	180	2,488
Electrocomponents PLC	849	3,490
Elementis PLC	887	2,707
Essentra PLC	362	4,352
esure Group PLC	623	2,564
Fevertree Drinks PLC	174	1,840
Firstgroup PLC*	2,163	3,387
Galliford Try PLC	128	2,571
Genus PLC	116	2,545
Go-Ahead Group PLC	83	3,083
Grainger PLC	828	2,929
Great Portland Estates PLC REIT	313	3,405
Greene King PLC	290	3,747
Greggs PLC	178	2,905
GW Pharmaceuticals PLC*	406	3,181
Halfords Group PLC	479	3,043
Halma PLC	411	5,643
Hansteen Holdings PLC REIT	1,269	1,924
Hays PLC	1,911	3,767
Henderson Group PLC	1,485	5,766
Home Retail Group PLC	1,343	3,215
HomeServe PLC	447	3,172
Howden Joinery Group PLC	783	5,750
Hunting PLC	317	1,422
IG Group Holdings PLC	302	3,497
Imagination Technologies Group PLC*	613	1,567
Inchcape PLC	502	4,951
Indivior PLC	1,131	2,816
Informa PLC	497	4,895
Intermediate Capital Group PLC	442	4,273
International Personal Finance PLC (a)	591	2,380
Interserve PLC	318	1,539
J D Wetherspoon PLC	178	1,934
John Wood Group PLC	522	4,657
Jupiter Fund Management PLC	574	3,676
Just Eat PLC*	636	4,188
Keller Group PLC	191	2,639
Kier Group PLC	152	2,719
Ladbrokes PLC	1,872	3,677
Laird PLC	534	2,734
Lancashire Holdings Ltd. (a)	275	2,264
LondonMetric Property PLC REIT	876	2,087
Man Group PLC	2,142	4,092
Marston’s PLC	813	1,798
Michael Page International PLC	431	2,478
Micro Focus International PLC	226	5,335
Mitchells & Butlers PLC	395	1,661
Mitie Group PLC	607	2,477
Moneysupermarket.com Group PLC	538	2,577
Morgan Advanced Materials PLC	622	2,249
National Express Group PLC	774	3,803
Northgate PLC	414	2,365

	Number of Shares	Value
United Kingdom (Continued)
Ocado Group PLC*	745	$2,919
Ophir Energy PLC*	1,022	1,061
Paragon Group of Cos. PLC	588	2,633
Pennon Group PLC	416	5,200
Pets at Home Group PLC	667	2,560
Poundland Group PLC	704	1,769
Premier Oil PLC*	1,487	1,556
QinetiQ Group PLC	962	3,426
Redrow PLC	400	2,438
Renishaw PLC	75	2,127
Rentokil Initial PLC	1,918	5,003
Restaurant Group PLC	281	1,490
Rightmove PLC	120	7,341
Rotork PLC	1,398	3,983
RPC Group PLC	342	3,990
Safestore Holdings PLC REIT	567	2,869
Savills PLC	220	2,477
Senior PLC	782	2,463
Serco Group PLC*	1,922	2,973
Shaftesbury PLC REIT	116	1,542
SIG PLC	1,189	2,311
Spectris PLC	168	4,083
Spirax-Sarco Engineering PLC	72	3,598
Spire Healthcare Group PLC, 144A	482	2,448
SSP Group PLC	562	2,580
St. Modwen Properties PLC	357	1,688
Stagecoach Group PLC	641	2,397
Subsea 7 SA*(a)	344	3,055
SuperGroup PLC	118	2,382
SVG Capital PLC*	421	3,277
Synthomer PLC	486	2,553
TalkTalk Telecom Group PLC	754	2,623
Ted Baker PLC	47	1,658
Telecom Plus PLC	167	2,496
Thomas Cook Group PLC*	2,264	2,505
Tullett Prebon PLC	505	2,458
Tullow Oil PLC*	1,204	4,020
UBM PLC	511	4,359
Ultra Electronics Holdings PLC	109	2,736
UNITE Group PLC	277	2,634
Vectura Group PLC*	892	2,124
Vesuvius PLC	506	2,527
Victrex PLC	129	2,696
Virgin Money Holdings (UK) PLC (a)	413	2,205
WH Smith PLC	184	4,666
Workspace Group PLC REIT	90	1,131
WS Atkins PLC	148	2,881

		430,842

United States — 0.1%
Sims Metal Management Ltd.	359	2,120

TOTAL COMMON STOCKS (Cost $2,446,199)		2,371,907

See Notes to Financial Statements.	51

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

	Number of Shares	Value
PREFERRED STOCKS — 0.4%
Germany — 0.4%
Jungheinrich AG	43	$4,097
Sartorius AG	18	4,972

		9,069

TOTAL PREFERRED STOCKS (Cost $7,199)		9,069

RIGHTS — 0.0%
New Zealand — 0.0%
SKYCITY Entertainment Group Ltd.*, expires 06/30/16	182	53

Sweden — 0.0%
Castellum AB*, expires 07/31/16	197	434
SSAB AB*, expires 06/30/16	435	510

		944

TOTAL RIGHTS (Cost $595)		997

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 3.4%
Daily Assets Fund “Capital Shares”, 0.48% (c)(d) (Cost $81,845)	81,845	$81,845

TOTAL INVESTMENTS — 101.6% (Cost $2,535,838)†		2,463,818
Other assets and liabilities, net — (1.6%)		(38,723)

NET ASSETS — 100.0%		$2,425,095

*	Non-income producing security.
†	The cost for federal income tax purposes was $2,559,172. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $95,354. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $136,458 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $231,812.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $77,071, which is 3.2% of net assets.
(b)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT:	Real Estate Investment Trust
SDR:	Swedish Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/2/2016	AUD	2,900	USD	2,101	$5
Canadian Imperial Bank of Commerce	6/2/2016	AUD	86,800	USD	66,158	3,423
RBC Capital Markets	6/2/2016	AUD	94,384	USD	71,939	3,723
RBC Capital Markets	6/2/2016	AUD	7,000	USD	5,336	276
The Bank of New York Mellon	6/2/2016	AUD	800	USD	575	(3)
Canadian Imperial Bank of Commerce	6/2/2016	CHF	49,300	USD	51,497	1,899
Canadian Imperial Bank of Commerce	6/2/2016	CHF	4,400	USD	4,426	(1)
RBC Capital Markets	6/2/2016	CHF	55,000	USD	57,450	2,118
Canadian Imperial Bank of Commerce	6/2/2016	DKK	94,900	USD	14,616	419
RBC Capital Markets	6/2/2016	DKK	166,000	USD	25,566	733
Canadian Imperial Bank of Commerce	6/2/2016	EUR	12,100	USD	13,470	7
Canadian Imperial Bank of Commerce	6/2/2016	EUR	262,700	USD	301,134	8,843
RBC Capital Markets	6/2/2016	EUR	7,000	USD	8,024	235
RBC Capital Markets	6/2/2016	EUR	6,000	USD	6,868	192
RBC Capital Markets	6/2/2016	EUR	250,639	USD	287,310	8,438

See Notes to Financial Statements.	52

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/2/2016	GBP	170,600	USD	249,890	$2,801
Canadian Imperial Bank of Commerce	6/2/2016	GBP	5,000	USD	7,278	36
RBC Capital Markets	6/2/2016	GBP	3,434	USD	5,000	26
RBC Capital Markets	6/2/2016	GBP	162,734	USD	238,402	2,706
The Bank of New York Mellon	6/2/2016	GBP	500	USD	720	(4)
Canadian Imperial Bank of Commerce	6/2/2016	HKD	218,000	USD	28,110	56
RBC Capital Markets	6/2/2016	HKD	182,000	USD	23,468	47
The Bank of New York Mellon	6/2/2016	HKD	22,723	USD	2,930	6
Canadian Imperial Bank of Commerce	6/2/2016	ILS	37,000	USD	9,917	314
RBC Capital Markets	6/2/2016	ILS	25,192	USD	6,751	212
The Bank of New York Mellon	6/2/2016	ILS	2,000	USD	521	1
The Bank of New York Mellon	6/2/2016	ILS	19,900	USD	5,333	168
Canadian Imperial Bank of Commerce	6/2/2016	NOK	121,200	USD	15,054	567
RBC Capital Markets	6/2/2016	NOK	131,000	USD	16,266	607
The Bank of New York Mellon	6/2/2016	NOK	4,200	USD	511	9
The Bank of New York Mellon	6/2/2016	NOK	10,200	USD	1,244	25
The Bank of New York Mellon	6/2/2016	NOK	20,400	USD	2,533	94
Canadian Imperial Bank of Commerce	6/2/2016	NZD	19,000	USD	13,259	404
RBC Capital Markets	6/2/2016	NZD	19,000	USD	13,264	409
The Bank of New York Mellon	6/2/2016	NZD	2,750	USD	1,920	59
The Bank of New York Mellon	6/2/2016	NZD	1,100	USD	738	(6)
Canadian Imperial Bank of Commerce	6/2/2016	SEK	427,000	USD	53,295	2,104
RBC Capital Markets	6/2/2016	SEK	461,000	USD	57,522	2,255
The Bank of New York Mellon	6/2/2016	SEK	5,000	USD	600	1
The Bank of New York Mellon	6/2/2016	SEK	79,150	USD	9,876	387
The Bank of New York Mellon	6/2/2016	SEK	5,900	USD	724	17
Canadian Imperial Bank of Commerce	6/2/2016	USD	57,811	AUD	79,800	(135)
Canadian Imperial Bank of Commerce	6/2/2016	USD	5,335	AUD	7,000	(276)
Canadian Imperial Bank of Commerce	6/2/2016	USD	48,702	CHF	48,419	10
Canadian Imperial Bank of Commerce	6/2/2016	USD	920	CHF	881	(34)
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,463	DKK	9,500	(42)
Canadian Imperial Bank of Commerce	6/2/2016	USD	12,781	DKK	85,400	(6)
Canadian Imperial Bank of Commerce	6/2/2016	USD	284,903	EUR	255,920	(155)
Canadian Imperial Bank of Commerce	6/2/2016	USD	7,772	EUR	6,780	(228)
Canadian Imperial Bank of Commerce	6/2/2016	USD	248,308	GBP	170,600	(1,219)
Canadian Imperial Bank of Commerce	6/2/2016	USD	28,063	HKD	218,000	(9)
Canadian Imperial Bank of Commerce	6/2/2016	USD	9,608	ILS	37,000	(5)
Canadian Imperial Bank of Commerce	6/2/2016	USD	14,492	NOK	121,200	(4)
Canadian Imperial Bank of Commerce	6/2/2016	USD	12,854	NZD	19,000	1
Canadian Imperial Bank of Commerce	6/2/2016	USD	51,118	SEK	427,000	73
RBC Capital Markets	6/2/2016	USD	73,448	AUD	101,384	(172)
RBC Capital Markets	6/2/2016	USD	55,321	CHF	55,000	11
RBC Capital Markets	6/2/2016	USD	24,844	DKK	166,000	(11)
RBC Capital Markets	6/2/2016	USD	293,496	EUR	263,639	(160)
RBC Capital Markets	6/2/2016	USD	233,270	GBP	160,268	(1,146)
RBC Capital Markets	6/2/2016	USD	8,643	GBP	5,900	(98)
RBC Capital Markets	6/2/2016	USD	23,429	HKD	182,000	(8)
RBC Capital Markets	6/2/2016	USD	6,542	ILS	25,192	(3)
RBC Capital Markets	6/2/2016	USD	15,664	NOK	131,000	(5)
RBC Capital Markets	6/2/2016	USD	12,854	NZD	19,000	1
RBC Capital Markets	6/2/2016	USD	55,188	SEK	461,000	79
The Bank of New York Mellon	6/2/2016	USD	2,133	AUD	2,900	(37)
The Bank of New York Mellon	6/2/2016	USD	1,575	CHF	1,500	(66)
The Bank of New York Mellon	6/2/2016	USD	1,032	CHF	1,000	(26)
The Bank of New York Mellon	6/2/2016	USD	1,917	CHF	1,900	(5)
The Bank of New York Mellon	6/2/2016	USD	4,031	EUR	3,500	(137)
The Bank of New York Mellon	6/2/2016	USD	1,892	EUR	1,700	(1)
The Bank of New York Mellon	6/2/2016	USD	1,372	EUR	1,200	(37)
The Bank of New York Mellon	6/2/2016	USD	8,529	EUR	7,400	(295)
The Bank of New York Mellon	6/2/2016	USD	7,948	GBP	5,500	18

See Notes to Financial Statements.	53

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	6/2/2016	USD	1,755	GBP	1,200	$(17)
The Bank of New York Mellon	6/2/2016	USD	2,925	HKD	22,723	(1)
The Bank of New York Mellon	6/2/2016	USD	5,168	ILS	19,900	(2)
The Bank of New York Mellon	6/2/2016	USD	2,415	NOK	20,200	(1)
The Bank of New York Mellon	6/2/2016	USD	1,784	NOK	14,600	(39)
The Bank of New York Mellon	6/2/2016	USD	1,861	NZD	2,750	0
The Bank of New York Mellon	6/2/2016	USD	7,416	SEK	61,950	11
The Bank of New York Mellon	6/2/2016	USD	2,847	SEK	23,100	(78)
Canadian Imperial Bank of Commerce	6/3/2016	JPY	45,546,493	USD	425,969	14,610
RBC Capital Markets	6/3/2016	JPY	1,366,800	USD	12,324	(20)
RBC Capital Markets	6/3/2016	JPY	1,122,000	USD	10,493	360
RBC Capital Markets	6/3/2016	JPY	36,111,081	USD	337,701	11,559
The Bank of New York Mellon	6/3/2016	JPY	322,800	USD	2,956	40
The Bank of New York Mellon	6/3/2016	JPY	303,600	USD	2,747	5
Canadian Imperial Bank of Commerce	6/3/2016	SGD	29,600	USD	22,009	516
RBC Capital Markets	6/3/2016	SGD	3,100	USD	2,252	1
RBC Capital Markets	6/3/2016	SGD	32,000	USD	23,788	552
Canadian Imperial Bank of Commerce	6/3/2016	USD	7,790	JPY	832,900	(267)
Canadian Imperial Bank of Commerce	6/3/2016	USD	403,170	JPY	44,713,593	667
Canadian Imperial Bank of Commerce	6/3/2016	USD	21,500	SGD	29,600	(7)
RBC Capital Markets	6/3/2016	USD	327,696	JPY	36,343,081	542
RBC Capital Markets	6/3/2016	USD	8,324	JPY	890,000	(286)
RBC Capital Markets	6/3/2016	USD	22,299	SGD	30,700	(7)
RBC Capital Markets	6/3/2016	USD	966	SGD	1,300	(22)
The Bank of New York Mellon	6/3/2016	USD	18,698	JPY	1,993,200	(696)
The Bank of New York Mellon	6/3/2016	USD	2,280	SGD	3,100	(29)
Canadian Imperial Bank of Commerce	7/5/2016	AUD	79,800	USD	57,739	143
RBC Capital Markets	7/5/2016	AUD	101,384	USD	73,359	184
Canadian Imperial Bank of Commerce	7/5/2016	CHF	48,419	USD	48,776	(19)
RBC Capital Markets	7/5/2016	CHF	55,000	USD	55,405	(22)
Canadian Imperial Bank of Commerce	7/5/2016	DKK	85,400	USD	12,795	3
RBC Capital Markets	7/5/2016	DKK	166,000	USD	24,871	6
Canadian Imperial Bank of Commerce	7/5/2016	EUR	255,920	USD	285,225	101
RBC Capital Markets	7/5/2016	EUR	263,639	USD	293,826	101
RBC Capital Markets	7/5/2016	EUR	8,000	USD	8,917	4
Canadian Imperial Bank of Commerce	7/5/2016	GBP	170,600	USD	248,361	1,206
RBC Capital Markets	7/5/2016	GBP	3,000	USD	4,368	21
RBC Capital Markets	7/5/2016	GBP	160,268	USD	233,320	1,133
Canadian Imperial Bank of Commerce	7/5/2016	HKD	218,000	USD	28,076	7
RBC Capital Markets	7/5/2016	HKD	182,000	USD	23,440	6
The Bank of New York Mellon	7/5/2016	HKD	22,723	USD	2,926	1
Canadian Imperial Bank of Commerce	7/5/2016	ILS	37,000	USD	9,612	2
RBC Capital Markets	7/5/2016	ILS	25,192	USD	6,544	1
The Bank of New York Mellon	7/5/2016	ILS	19,900	USD	5,170	1
Canadian Imperial Bank of Commerce	7/5/2016	JPY	44,713,593	USD	403,625	(696)
RBC Capital Markets	7/5/2016	JPY	36,343,081	USD	328,061	(570)
Canadian Imperial Bank of Commerce	7/5/2016	NOK	121,200	USD	14,491	4
RBC Capital Markets	7/5/2016	NOK	131,000	USD	15,662	5
The Bank of New York Mellon	7/5/2016	NOK	20,200	USD	2,415	1
Canadian Imperial Bank of Commerce	7/5/2016	NZD	19,000	USD	12,832	1
RBC Capital Markets	7/5/2016	NZD	19,000	USD	12,833	1
The Bank of New York Mellon	7/5/2016	NZD	2,750	USD	1,857	0
Canadian Imperial Bank of Commerce	7/5/2016	SEK	427,000	USD	51,186	(83)
RBC Capital Markets	7/5/2016	SEK	48,000	USD	5,754	(9)
RBC Capital Markets	7/5/2016	SEK	461,000	USD	55,262	(90)
The Bank of New York Mellon	7/5/2016	SEK	61,950	USD	7,426	(12)
Canadian Imperial Bank of Commerce	7/5/2016	SGD	29,600	USD	21,488	7
RBC Capital Markets	7/5/2016	SGD	30,700	USD	22,286	7
Canadian Imperial Bank of Commerce	7/5/2016	USD	2,098	AUD	2,900	(5)
Canadian Imperial Bank of Commerce	7/5/2016	USD	4,432	CHF	4,400	2

See Notes to Financial Statements.	54

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	7/5/2016	USD	13,486	EUR	12,100	$(5)
Canadian Imperial Bank of Commerce	7/5/2016	USD	7,279	GBP	5,000	(35)
RBC Capital Markets	7/5/2016	USD	12,338	JPY	1,366,800	21
RBC Capital Markets	7/5/2016	USD	2,250	SGD	3,100	(1)

Total net unrealized appreciation						$68,294

Currency Abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli New Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$2,371,907	$—	$—	$2,371,907
Preferred Stocks	9,069	—	—	9,069
Rights (e)	997	—	—	997
Short-Term Investments	81,845	—	—	81,845
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	75,647	—	75,647

TOTAL	$2,463,818	$75,647	$—	$2,539,465

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Exchange Contracts	$—	$(7,353)	$—	$(7,353)

TOTAL	$—	$(7,353)	$—	$(7,353)

(e)	See Schedule of investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	55

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Italy Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 100.0%
Consumer Discretionary — 10.2%
Ferrari NV	1,325	$56,169
Fiat Chrysler Automobiles NV	9,183	65,545
Luxottica Group SpA	1,426	77,253

		198,967

Energy — 18.2%
Eni SpA	17,877	273,100
Saipem SpA*	40,940	16,758
Tenaris SA	4,863	64,443

		354,301

Financials — 32.7%
Assicurazioni Generali SpA	6,087	88,248
EXOR SpA	1,271	48,209
Intesa Sanpaolo SpA	88,805	228,050
Intesa Sanpaolo SpA-RSP (a)	6,826	16,557
Mediobanca SpA	6,375	49,439
Poste Italiane SpA, 144A*	4,500	34,447
UniCredit SpA	31,624	101,195
Unione di Banche Italiane SpA (a)	10,738	39,905
UnipolSai SpA (a)	15,794	31,579

		637,629

Industrials — 13.6%
Atlantia SpA	3,283	88,544
CNH Industrial NV (United Kingdom)	10,029	70,746

	Number of Shares	Value
Industrials (Continued)
Leonardo-Finmeccanica SpA*(a)	4,426	$52,398
Prysmian SpA	2,156	52,751

		264,439

Telecommunication Services — 4.6%
Telecom Italia SpA*	67,734	64,134
Telecom Italia SpA-RSP	34,045	26,270

		90,404

Utilities — 20.7%
Enel SpA	51,311	232,588
Snam SpA	15,624	89,440
Terna Rete Elettrica Nazionale SpA	14,484	80,320

		402,348

TOTAL COMMON STOCKS (Cost $2,354,383)		1,948,088

SECURITIES LENDING COLLATERAL — 6.9%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $134,262)	134,262	134,262

TOTAL INVESTMENTS — 106.9% (Cost $2,488,645)†		$2,082,350
Other assets and liabilities, net — (6.9%)		(133,598)

NET ASSETS — 100.0%		$1,948,752

*	Non-income producing security.
†	The cost for federal income tax purposes was $2,521,680. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $439,330. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,132 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $465,462.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $124,656, which is 6.4% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

RSP:	Risparmio (Convertible Savings Shares)
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	56

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Italy Hedged Equity ETF (Continued)

May 31, 2016

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
RBC Capital Markets	6/2/2015	EUR	623,968	USD	715,261	$21,007
RBC Capital Markets	6/2/2015	EUR	21,000	USD	24,038	672
RBC Capital Markets	6/2/2015	EUR	49,000	USD	56,168	1,648
The Bank of New York Mellon	6/2/2015	EUR	130	USD	149	4
Canadian Imperial Bank of Commerce	6/2/2016	EUR	1,079,858	USD	1,237,847	36,349
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,237,847	EUR	1,111,921	(674)
RBC Capital Markets	6/2/2016	USD	795,466	EUR	714,544	(433)
The Bank of New York Mellon	6/2/2016	USD	149	EUR	134	0
Canadian Imperial Bank of Commerce	7/5/2016	EUR	1,110,664	USD	1,237,847	438
RBC Capital Markets	7/5/2016	EUR	713,743	USD	795,466	275
The Bank of New York Mellon	7/5/2016	EUR	134	USD	149	0
RBC Capital Markets	7/5/2016	USD	62,416	EUR	56,000	(25)

Total net unrealized appreciation						$59,261

Currency Abbreviations

EUR	Euro
USD	U.S.Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$1,948,088	$—	$—	$1,948,088
Short-Term Investments	134,262	—	—	134,262
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	60,393	—	60,393

TOTAL	$2,082,350	$60,393	$—	$2,142,743

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Forward Foreign Currency Exchange Contracts	$—	$(1,132)	$—	$(1,132)

TOTAL	$—	$(1,132)	$—	$(1,132)

(d)	See Schedule of investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	57

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.7%
Italy — 36.1%
Assicurazioni Generali SpA	3,647	$52,873
Atlantia SpA	1,290	34,792
Enel SpA	23,811	107,933
Eni SpA	7,944	121,357
EXOR SpA	347	13,162
Ferrari NV*	384	16,279
Intesa Sanpaolo SpA	39,621	101,746
Intesa Sanpaolo SpA-RSP (a)	2,912	7,063
Leonardo-Finmeccanica SpA*(a)	1,264	14,964
Luxottica Group SpA	529	28,658
Mediobanca SpA	1,768	13,711
Poste Italiane SpA, 144A*	1,700	13,014
Prysmian SpA	610	14,925
Saipem SpA*	19,018	7,785
Snam SpA	7,653	43,810
Telecom Italia SpA*	31,618	29,938
Telecom Italia SpA-RSP	18,824	14,525
Terna Rete Elettrica Nazionale SpA	4,708	26,108
UniCredit SpA	15,839	50,684
Unione di Banche Italiane SpA (a)	2,816	10,465
UnipolSai SpA (a)	3,515	7,028

		730,820

Luxembourg — 1.0%
Tenaris SA	1,475	19,546

Portugal — 2.7%
EDP—Energias de Portugal SA	7,232	24,100
Galp Energia SGPS SA	1,445	18,940
Jeronimo Martins SGPS SA	787	12,749

		55,789

Spain — 56.8%
Abertis Infraestructuras SA	1,620	24,802
ACS Actividades de Construccion y Servicios SA	601	19,827
Aena SA, 144A*	211	28,489
Amadeus IT Holding SA, Class A	1,371	63,511
Banco Bilbao Vizcaya Argentaria SA	20,314	134,732
Banco de Sabadell SA	16,611	28,389
Banco Popular Espanol SA	5,404	8,899
Banco Santander SA	45,075	215,204
Bankia SA	14,387	12,502
Bankinter SA	2,106	16,018
CaixaBank SA	8,314	22,729
Distribuidora Internacional de Alimentacion SA*	1,944	11,626

	Number of Shares	Value
Spain (Continued)
Enagas SA	709	$21,252
Endesa SA	992	20,397
Ferrovial SA	1,487	31,485
Gas Natural SDG SA	1,094	21,655
Grifols SA	932	21,118
Iberdrola SA	16,981	115,177
Industria de Diseno Textil SA	2,923	98,739
Mapfre SA	3,366	8,531
Red Electrica Corp. SA	338	30,101
Repsol SA	3,377	43,492
Telefonica SA (a)	13,983	146,106
Zardoya Otis SA	561	5,817

		1,150,598

United Kingdom — 3.1%
CNH Industrial NV	3,175	22,397
Fiat Chrysler Automobiles NV	2,809	20,049
International Consolidated Airlines Group SA	2,527	19,752

		62,198

TOTAL COMMON STOCKS (Cost $2,421,702)		2,018,951

RIGHTS — 0.2%
Spain — 0.2%
Abertis Infraestructuras SA*, expires 06/30/16	1,566	1,201
Banco Popular Espanol SA*, expires 06/30/16	5,221	1,301
Ferrovial SA*, expires 07/30/16	1,436	513

		3,015

TOTAL RIGHTS (Cost $496)		3,015

SECURITIES LENDING COLLATERAL — 8.6%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $173,151)	173,151	173,151

TOTAL INVESTMENTS — 108.5% (Cost $2,595,349)†		$2,195,117
Other assets and liabilities, net — (8.5%)		(170,420)

NET ASSETS — 100.0%		$2,024,697

*	Non-income producing security.
†	The cost for federal income tax purposes was $2,636,562. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $441,445. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,375 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $468,820.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $160,782, which is 7.9% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

See Notes to Financial Statements.	58

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF (Continued)

May 31, 2016

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

RSP:	Risparmio (Convertible Savings Shares)
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/2/2016	EUR	1,076,008	USD	1,233,434	$36,219
RBC Capital Markets	6/2/2016	EUR	22,000	USD	25,183	704
RBC Capital Markets	6/2/2016	EUR	663,064	USD	760,077	22,323
RBC Capital Markets	6/2/2016	EUR	74,000	USD	84,825	2,489
The Bank of New York Mellon	6/2/2016	EUR	1,410	USD	1,616	48
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,233,434	EUR	1,107,957	(671)
RBC Capital Markets	6/2/2016	USD	870,085	EUR	781,572	(474)
The Bank of New York Mellon	6/2/2016	USD	1,616	EUR	1,452	(1)
Canadian Imperial Bank of Commerce	7/5/2016	EUR	1,106,705	USD	1,233,434	437
RBC Capital Markets	7/5/2016	EUR	780,695	USD	870,085	300
The Bank of New York Mellon	7/5/2016	EUR	1,450	USD	1,616	1
RBC Capital Markets	7/5/2016	USD	56,843	EUR	51,000	(23)

Total net unrealized appreciation						$61,352

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$2,018,951	$—	$—	$2,018,951
Rights	3,015	—	—	3,015
Short-Term Investments	173,151	—	—	173,151
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	62,521	—	62,521

TOTAL	$2,195,117	$62,521	$—	$2,257,638

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Forward Foreign Currency Exchange Contracts	$—	$(1,169)	$—	$(1,169)

TOTAL	$—	$(1,169)	$—	$(1,169)

(d)	See Schedule of Investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

See Notes to Financial Statements.	59

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Spain Hedged Equity ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.5%
Consumer Discretionary — 6.3%
Industria de DisenoTextil SA	3,891	$131,438

Consumer Staples — 1.9%
Distribuidora Internacional de Alimentacion SA*	6,515	38,963

Energy — 4.6%
Repsol SA	7,445	95,883

Financials — 35.8%
Banco Bilbao Vizcaya Argentaria SA	25,701	170,461
Banco de Sabadell SA	40,115	68,557
Banco Popular Espanol SA	15,558	25,619
Banco Santander SA	65,408	312,281
Bankia SA	34,966	30,385
Bankinter SA	6,473	49,234
CaixaBank SA	20,464	55,944
Mapfre SA	13,636	34,562

		747,043

Health Care — 2.7%
Grifols SA	2,479	56,172

Industrials — 16.4%
Abertis Infraestructuras SA	4,277	65,481
ACS Actividades de Construccion y Servicios SA	1,670	55,093
Aena SA, 144A*	521	70,345
Ferrovial SA	3,400	71,990
International Consolidated Airlines Group SA	6,755	52,799
Zardoya Otis SA	2,706	28,061

		343,769

Information Technology — 4.7%
Amadeus IT Holding SA, Class A	2,115	97,977

	Number of Shares	Value
Telecommunication Services — 9.1%
Telefonica SA (a)	18,168	$189,835

Utilities — 18.0%
Enagas SA	1,830	54,854
Endesa SA	2,741	56,359
Gas Natural SDG SA	2,907	57,541
Iberdrola SA	19,918	135,097
Red Electrica Corp. SA	821	73,115

		376,966

TOTAL COMMON STOCKS (Cost $2,444,345)		2,078,046

RIGHTS — 0.4%
Financials — 0.2%
Banco Popular Espanol SA*, expires 6/30/16	14,936	3,722

Industrials — 0.2%
Abertis Infraestructuras SA*, expires 6/30/16	3,948	3,027
Ferrovial SA*, expires 7/30/16	3,254	1,162

		4,189

TOTAL RIGHTS (Cost $1,124)		7,911

SECURITIES LENDING COLLATERAL — 8.5%
Daily Assets Fund “Capital Shares”, 0.48% (b)(c) (Cost $178,099)	178,099	178,099

TOTAL INVESTMENTS — 108.4% (Cost $2,623,568)†		$2,264,056
Other assets and liabilities, net — (8.4%)		(175,267)

NET ASSETS — 100.0%		$2,088,789

*	Non-income producing security.
†	The cost for federal income tax purposes was $2,658,640. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $394,584. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,871 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $426,455.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $165,416, which is 7.9% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	60

DBX ETF Trust

Schedule of investments

Deutsche X-trackers MSCI Spain Hedged Equity ETF (Continued)

May 31, 2016

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	6/2/2016	EUR	1,074,077	USD	1,231,220	$36,154
RBC Capital Markets	6/2/2016	EUR	23,000	USD	26,327	736
RBC Capital Markets	6/2/2016	EUR	696,367	USD	798,252	23,444
RBC Capital Markets	6/2/2016	EUR	97,000	USD	111,189	3,263
The Bank of New York Mellon	6/2/2016	EUR	1,019	USD	1,168	34
Canadian Imperial Bank of Commerce	6/2/2016	USD	1,231,220	EUR	1,105,969	(670)
RBC Capital Markets	6/2/2016	USD	935,769	EUR	840,574	(509)
The Bank of New York Mellon	6/2/2016	USD	1,168	EUR	1,049	(1)
Canadian Imperial Bank of Commerce	7/5/2016	EUR	1,104,718	USD	1,231,220	436
RBC Capital Markets	7/5/2016	EUR	839,631	USD	935,769	323
The Bank of New York Mellon	7/5/2016	EUR	1,048	USD	1,168	1
RBC Capital Markets	7/5/2016	USD	57,957	EUR	52,000	(23)

Total net unrealized appreciation						$63,188

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$2,078,046	$—	$—	$2,078,046
Rights (d)	7,911	—	—	7,911
Short-Term Investments	178,099	—	—	178,099
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	64,391	—	64,391

TOTAL	$2,264,056	$64,391	$—	$2,328,447

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Forward Foreign Currency Exchange Contracts	$—	$(1,203)	$—	$(1,203)

TOTAL	$—	$(1,203)	$—	$(1,203)

(d)	See Schedule of investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the period ended May 31, 2016

See Notes to Financial Statements.	61

DBX ETF Trust

Schedule of investments

Deutsche X-trackers S&P Hedged Global Infrastructure ETF

May 31, 2016

	Number of Shares	Value
COMMON STOCKS — 99.5%
Australia — 8.2%
Macquarie Atlas Roads Group (a)	5,000	$18,936
Qube Holdings Ltd.	12,326	21,024
Sydney Airport (a)	13,755	70,386
Transurban Group (a)	20,118	175,211

		285,557

Brazil — 1.0%
CPFL Energia SA, ADR (b)	624	6,290
Ultrapar Participacoes SA, ADR	1,523	28,891

		35,181

Canada — 9.4%
AltaGas Ltd.	515	11,903
Enbridge, Inc.	3,311	132,001
Inter Pipeline Ltd.	1,183	24,042
Pembina Pipeline Corp.	1,337	39,222
TransCanada Corp.	2,516	104,259
Veresen, Inc.	1,049	8,207
Westshore Terminals Investment Corp.	736	10,243

		329,877

Chile — 0.5%
Empresa Nacional de Electricidad SA, ADR	216	5,607
Endesa Americas SA, ADR	216	2,711
Enersis Americas SA, ADR	757	5,783
Enersis Chile SA, ADR	757	4,300

		18,401

China — 0.3%
CGN Power Co. Ltd., Class H, 144A	20,109	6,107
Huaneng Power International, Inc., ADR (b)	189	5,185

		11,292

France — 5.4%
Aeroports de Paris	415	49,430
Engie SA	3,254	50,127
Groupe Eurotunnel SE	6,964	89,843

		189,400

Germany — 1.9%
E.ON SE*	4,028	39,596
Fraport AG Frankfurt Airport Services Worldwide	458	26,219

		65,815

Hong Kong — 3.5%
Beijing Enterprises Water Group Ltd.	9,648	6,196
China Gas Holdings Ltd.	4,200	5,945
China Merchants Holdings International Co. Ltd.	22,378	63,931
China Resources Gas Group Ltd.	1,584	4,434
China Resources Power Holdings Co. Ltd.	3,520	5,526
COSCO Pacific Ltd.	20,993	21,234
Guangdong Investment Ltd.	5,575	7,863
Hopewell Highway Infrastructure Ltd.	12,639	6,246

		121,375

	Number of Shares	Value
Italy — 6.5%
Ansaldo STS SpA	1,494	$17,055
Atlantia SpA	5,124	138,197
Enel SpA	14,195	64,345
Societa Iniziative Autostradali e Servizi SpA	850	8,303

		227,900

Japan — 3.0%
Japan Airport Terminal Co. Ltd.	920	31,820
Kamigumi Co. Ltd.	3,230	29,577
Mitsubishi Logistics Corp.	2,250	31,718
Sumitomo Warehouse Co. Ltd.	2,000	10,421

		103,536

Mexico — 2.4%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	412	41,575
Grupo Aeroportuario del Sureste SAB de CV, ADR*	260	40,921

		82,496

Netherlands — 0.3%
Koninklijke Vopak NV	234	12,193

New Zealand — 1.4%
Auckland International Airport Ltd.	11,761	49,655

Singapore — 1.8%
Hutchison Port Holdings Trust, Class U	67,000	28,810
SATS Ltd.	8,020	24,227
SIA Engineering Co. Ltd.	3,200	8,807

		61,844

Spain — 8.6%
Abertis Infraestructuras SA	5,974	91,462
Aena SA, 144A*	931	125,703
Iberdrola SA	12,100	82,070

		299,235

Switzerland — 1.2%
Flughafen Zuerich AG	245	42,961

United Kingdom — 5.5%
BBA Aviation PLC (b)	11,156	32,736
National Grid PLC	7,893	115,118
SSE PLC	1,987	44,089

		191,943

United States — 38.6%
American Electric Power Co., Inc.	988	63,953
Cheniere Energy, Inc.*	826	26,539
Columbia Pipeline Group, Inc.	1,430	36,522
Consolidated Edison, Inc.	598	43,809
Dominion Resources, Inc.	1,206	87,134
Duke Energy Corp.	1,387	108,505
Edison International	662	47,419
Exelon Corp.	1,854	63,537
Kinder Morgan, Inc.	6,546	118,352
Macquarie Infrastructure Corp.	950	68,030
NextEra Energy, Inc.	927	111,351

See Notes to Financial Statements.	62

DBX ETF Trust

Schedule of investments

Deutsche X-trackers S&P Hedged Global Infrastructure ETF (Continued)

May 31, 2016

	Number of Shares	Value
United States (Continued)
ONEOK, Inc.	737	$31,875
PG&E Corp.	1,001	60,140
PPL Corp.	1,357	52,299
Public Service Enterprise Group, Inc.	1,019	45,600
Sempra Energy	475	50,882
Southern Co.	1,838	90,871
Spectra Energy Corp.	2,404	76,591
Targa Resources Corp.	571	24,456
WEC Energy Group, Inc.	624	37,527
Wesco Aircraft Holdings, Inc.*	713	10,046
Williams Cos., Inc.	2,441	54,093
Xcel Energy, Inc.	1,029	42,570

		1,352,101

TOTAL COMMON STOCKS (Cost $3,716,944)		3,480,762

	Number of Shares	Value
RIGHTS — 0.1%
Spain — 0.1%
Abertis Infraestructuras SA*, expires 06/30/16 (Cost $0)	5,844	$4,480

SECURITIES LENDING COLLATERAL — 1.2%
Daily Assets Fund “Capital Shares”, 0.48% (c)(d) (Cost $42,184)	42,184	42,184

TOTAL INVESTMENTS — 100.8% (Cost $3,759,128)†		$3,527,426
Other assets and liabilities, net — (0.8%)		(29,465)

NET ASSETS — 100.0%		$3,497,961

*	Non-income producing security.
†	The cost for federal income tax purposes was $3,776,018. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $248,592. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $203,261 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $451,853.
(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $40,338, which is 1.2% of net assets.
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR:	American Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of May 31, 2016, the Fund had the following forward foreign currency exchange contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	6/2/2016	AUD	310,036	USD	236,303	$12,224
Bank of Montreal	6/2/2016	AUD	15,000	USD	11,432	591
JP Morgan & Chase Co.	6/2/2016	AUD	115,500	USD	88,017	4,539
JP Morgan & Chase Co.	6/2/2016	AUD	2,300	USD	1,666	4
Bank of Montreal	6/2/2016	CHF	10,000	USD	10,446	385
JP Morgan & Chase Co.	6/2/2016	CHF	13,900	USD	14,519	535
JP Morgan & Chase Co.	6/2/2016	CHF	1,200	USD	1,207	0
RBC Capital Markets	6/2/2016	CHF	19,524	USD	20,394	752
Bank of Montreal	6/2/2016	EUR	9,000	USD	10,302	288
Bank of Montreal	6/2/2016	EUR	41,000	USD	46,999	1,380
Bank of Montreal	6/2/2016	EUR	35,000	USD	40,120	1,177
JP Morgan & Chase Co.	6/2/2016	EUR	4,300	USD	4,787	3
JP Morgan & Chase Co.	6/2/2016	EUR	260,225	USD	298,289	8,752
RBC Capital Markets	6/2/2016	EUR	407,595	USD	467,230	13,722
Bank of Montreal	6/2/2016	GBP	12,000	USD	17,580	199
JP Morgan & Chase Co.	6/2/2016	GBP	57,000	USD	83,502	946
RBC Capital Markets	6/2/2016	GBP	91,359	USD	133,840	1,519
Bank of Montreal	6/2/2016	HKD	40,000	USD	5,158	10
Bank of Montreal	6/2/2016	HKD	369,084	USD	47,592	95

See Notes to Financial Statements.	63

DBX ETF Trust

Schedule of investments

Deutsche X-trackers S&P Hedged Global Infrastructure ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
JP Morgan & Chase Co.	6/2/2016	HKD	16,800	USD	2,163	$1
JP Morgan & Chase Co.	6/2/2016	HKD	736,572	USD	94,977	189
Bank of Montreal	6/2/2016	NZD	22,159	USD	15,469	476
JP Morgan & Chase Co.	6/2/2016	NZD	21,000	USD	14,659	450
RBC Capital Markets	6/2/2016	NZD	35,751	USD	24,958	769
Bank of Montreal	6/2/2016	USD	188,311	AUD	259,936	(441)
Bank of Montreal	6/2/2016	USD	49,618	AUD	65,100	(2,567)
Bank of Montreal	6/2/2016	USD	6,639	CHF	6,600	1
Bank of Montreal	6/2/2016	USD	3,552	CHF	3,400	(131)
Bank of Montreal	6/2/2016	USD	30,101	EUR	26,259	(884)
Bank of Montreal	6/2/2016	USD	65,394	EUR	58,741	(36)
Bank of Montreal	6/2/2016	USD	17,466	GBP	12,000	(86)
Bank of Montreal	6/2/2016	USD	52,662	HKD	409,084	(18)
Bank of Montreal	6/2/2016	USD	9,579	NZD	14,159	1
Bank of Montreal	6/2/2016	USD	5,585	NZD	8,000	(172)
JP Morgan & Chase Co.	6/2/2016	USD	83,674	AUD	115,500	(196)
JP Morgan & Chase Co.	6/2/2016	USD	13,981	CHF	13,900	3
JP Morgan & Chase Co.	6/2/2016	USD	289,695	EUR	260,225	(158)
JP Morgan & Chase Co.	6/2/2016	USD	44,681	GBP	30,500	(506)
JP Morgan & Chase Co.	6/2/2016	USD	38,571	GBP	26,500	(189)
JP Morgan & Chase Co.	6/2/2016	USD	12,482	HKD	96,800	(25)
JP Morgan & Chase Co.	6/2/2016	USD	82,358	HKD	639,772	(28)
JP Morgan & Chase Co.	6/2/2016	USD	14,208	NZD	21,000	1
RBC Capital Markets	6/2/2016	USD	19,638	CHF	19,524	4
RBC Capital Markets	6/2/2016	USD	453,755	EUR	407,595	(247)
RBC Capital Markets	6/2/2016	USD	132,974	GBP	91,359	(653)
RBC Capital Markets	6/2/2016	USD	24,187	NZD	35,751	2
The Bank of New York Mellon	6/2/2016	USD	1,722	AUD	2,300	(60)
The Bank of New York Mellon	6/2/2016	USD	1,260	CHF	1,200	(53)
The Bank of New York Mellon	6/2/2016	USD	1,844	EUR	1,600	(64)
The Bank of New York Mellon	6/2/2016	USD	3,087	EUR	2,700	(82)
The Bank of New York Mellon	6/2/2016	USD	2,165	HKD	16,800	(3)
Bank of Montreal	6/3/2016	CAD	193,119	USD	154,178	6,911
Bank of Montreal	6/3/2016	CAD	17,000	USD	13,572	609
JP Morgan & Chase Co.	6/3/2016	CAD	120,000	USD	95,802	4,294
The Bank of New York Mellon	6/3/2016	CAD	90,000	USD	71,852	3,220
JP Morgan & Chase Co.	6/3/2016	JPY	5,413,400	USD	50,619	1,727
RBC Capital Markets	6/3/2016	JPY	6,936,711	USD	64,870	2,220
RBC Capital Markets	6/3/2016	JPY	366,300	USD	3,303	(5)
The Bank of New York Mellon	6/3/2016	JPY	602,700	USD	5,529	85
Bank of Montreal	6/3/2016	SGD	8,000	USD	5,947	138
JP Morgan & Chase Co.	6/3/2016	SGD	17,000	USD	12,637	292
RBC Capital Markets	6/3/2016	SGD	23,498	USD	17,468	406
Bank of Montreal	6/3/2016	USD	160,627	CAD	210,119	(397)
Bank of Montreal	6/3/2016	USD	5,811	SGD	8,000	(2)
JP Morgan & Chase Co.	6/3/2016	USD	91,735	CAD	120,000	(227)
JP Morgan & Chase Co.	6/3/2016	USD	48,811	JPY	5,413,400	81
JP Morgan & Chase Co.	6/3/2016	USD	12,348	SGD	17,000	(4)
RBC Capital Markets	6/3/2016	USD	3,731	JPY	399,000	(128)
RBC Capital Markets	6/3/2016	USD	58,949	JPY	6,537,711	97
RBC Capital Markets	6/3/2016	USD	10,894	SGD	14,998	(3)
RBC Capital Markets	6/3/2016	USD	6,319	SGD	8,500	(147)
The Bank of New York Mellon	6/3/2016	USD	544	CAD	700	(10)
The Bank of New York Mellon	6/3/2016	USD	67,196	CAD	87,900	(166)
The Bank of New York Mellon	6/3/2016	USD	1,104	CAD	1,400	(36)
The Bank of New York Mellon	6/3/2016	USD	9,090	JPY	969,000	(338)
Bank of Montreal	7/5/2016	AUD	16,000	USD	11,577	28

See Notes to Financial Statements.	64

DBX ETF Trust

Schedule of investments

Deutsche X-trackers S&P Hedged Global Infrastructure ETF (Continued)

May 31, 2016

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
Bank of Montreal	7/5/2016	AUD	259,936	USD	188,077	$465
JP Morgan & Chase Co.	7/5/2016	AUD	115,500	USD	83,572	209
Bank of Montreal	7/5/2016	CHF	6,600	USD	6,649	(3)
JP Morgan & Chase Co.	7/5/2016	CHF	13,900	USD	14,002	(6)
RBC Capital Markets	7/5/2016	CHF	19,524	USD	19,668	(8)
Bank of Montreal	7/5/2016	EUR	58,741	USD	65,467	23
JP Morgan & Chase Co.	7/5/2016	EUR	260,225	USD	290,011	91
RBC Capital Markets	7/5/2016	EUR	407,595	USD	454,265	157
Bank of Montreal	7/5/2016	GBP	12,000	USD	17,470	85
JP Morgan & Chase Co.	7/5/2016	GBP	26,500	USD	38,579	187
RBC Capital Markets	7/5/2016	GBP	91,359	USD	133,002	646
Bank of Montreal	7/5/2016	HKD	409,084	USD	52,684	13
JP Morgan & Chase Co.	7/5/2016	HKD	639,772	USD	82,392	19
JP Morgan & Chase Co.	7/5/2016	JPY	5,413,400	USD	48,864	(86)
RBC Capital Markets	7/5/2016	JPY	6,537,711	USD	59,014	(102)
Bank of Montreal	7/5/2016	NZD	14,159	USD	9,563	1
JP Morgan & Chase Co.	7/5/2016	NZD	21,000	USD	14,183	1
RBC Capital Markets	7/5/2016	NZD	35,751	USD	24,146	2
Bank of Montreal	7/5/2016	SGD	8,000	USD	5,807	2
JP Morgan & Chase Co.	7/5/2016	SGD	17,000	USD	12,342	4
RBC Capital Markets	7/5/2016	SGD	14,998	USD	10,888	3
Bank of Montreal	7/5/2016	USD	10,031	EUR	9,000	(4)
Bank of Montreal	7/5/2016	USD	7,985	HKD	62,000	(2)
JP Morgan & Chase Co.	7/5/2016	USD	1,664	AUD	2,300	(4)
JP Morgan & Chase Co.	7/5/2016	USD	1,209	CHF	1,200	1
JP Morgan & Chase Co.	7/5/2016	USD	4,792	EUR	4,300	(1)
JP Morgan & Chase Co.	7/5/2016	USD	2,164	HKD	16,800	0
RBC Capital Markets	7/5/2016	USD	3,307	JPY	366,300	6
Bank of Montreal	7/6/2016	CAD	210,119	USD	160,629	401
Bank of Montreal	7/6/2016	CAD	11,000	USD	8,409	21
JP Morgan & Chase Co.	7/6/2016	CAD	120,000	USD	91,737	230
The Bank of New York Mellon	7/6/2016	CAD	87,900	USD	67,196	167

Total net unrealized appreciation						$63,582

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

See Notes to Financial Statements.	65

DBX ETF Trust

Schedule of investments

Deutsche X-trackers S&P Hedged Global Infrastructure ETF (Continued)

May 31, 2016

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund’s investments. For information on Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$3,480,762	$—	$—	$3,480,762
Rights	4,480	—	—	4,480
Short-Term Investments	42,184	—	—	42,184
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	71,860	—	71,860

TOTAL	$3,527,426	$71,860	$—	$3,599,286

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Exchange Contracts	$—	$(8,278)	$—	$(8,278)

TOTAL	$—	$(8,278)	$—	$(8,278)

(e)	See Schedule of investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

See Notes to Financial Statements.	66

This Page is Intentionally Left Blank

67

DBX ETF Trust

Statements of assets and liabilities

May 31, 2016

	Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF
Assets
Investments in non-affiliated securities at value	$3,521,242	$18,420,701	$3,075,556
Investment in Daily Assets Fund*	8,292	57,097	88,468
Cash	3,622	47,529	51
Foreign currency at value	4,550	9,949	5,622
Cash held as collateral for in-kind redemptions	—	2,623,146	—
Unrealized appreciation on forward foreign currency exchange contracts	294,820	—	112,101
Receivables:
Investment securities sold	—	2,259,306	—
Dividends	12,040	95,026	23,918
Securities lending income	41	200	44
Foreign tax reclaim	4,523	6,162	1,501

Total Assets	$3,849,130	$23,519,116	$3,307,261

Liabilities
Payable upon return of securities loaned	$8,292	$57,097	$88,468
Payable upon return of collateral for in-kind redemptions	—	2,623,146	—
Unrealized depreciation on forward foreign currency exchange contracts	115,493	—	6,485
Payables:
Investment securities purchased	169,157	—	87,033
Capital shares	—	2,280,997	—
Investment advisory fees	1,772	6,929	1,148

Total Liabilities	294,714	4,968,169	183,134

Net Assets, at value	$3,554,416	$18,550,947	$3,124,127

Net Assets Consist of
Paid-in capital	$3,790,841	$18,608,725	$3,594,256
Undistributed net investment income	147,999	90,448	17,702
Accumulated net realized gain (loss) on investments and foreign currency transactions	(506,082)	(51,035)	(496,689)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	121,658	(97,191)	8,858

Net Assets, at value	$3,554,416	$18,550,947	$3,124,127

Number of Common Shares outstanding	150,001	800,001	150,001

Net Asset Value	$23.70	$23.19	$20.83

Investments in non-affiliated securities at cost	$3,578,963	$18,519,857	$3,172,659

Value of securities loaned	$7,894	$54,447	$84,474

Investment in Daily Assets Fund at cost*	$8,292	$57,097	$88,468

Foreign currency at cost	$4,555	$10,028	$5,672

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	68

DBX ETF Trust

Statements of assets and liabilities (Continued)

May 31, 2016

	Deutsche X-trackers MSCI Australia Hedged Equity ETF	Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	Deutsche X-trackers MSCI Italy Hedged Equity ETF
Assets
Investments in non-affiliated securities at value	$3,715,117	$2,381,973	$1,948,088
Investment in Daily Assets Fund*	24,873	81,845	134,262
Cash	501	1,495	3,197
Foreign currency at value	490	—	532
Unrealized appreciation on forward foreign currency exchange contracts	196,602	75,647	60,393
Receivables:
Investment securities sold	8,091	68,665	28,970
Dividends	26,943	8,841	—
Securities lending income	24	184	227
Foreign tax reclaim	—	408	—

Total Assets	$3,972,641	$2,619,058	$2,175,669

Liabilities
Payable upon return of securities loaned	$24,873	$81,845	$134,262
Unrealized depreciation on forward foreign currency exchange contracts	8,617	7,353	1,132
Payables:
Investment securities purchased	212,933	101,962	90,794
Investment advisory fees	1,407	899	729
Due to foreign custodian	—	1,904	—

Total Liabilities	247,830	193,963	226,917

Net Assets, at value	$3,724,811	$2,425,095	$1,948,752

Net Assets Consist of
Paid-in capital	$3,709,780	$2,504,618	$2,503,573
Undistributed net investment income	39,450	41,638	36,031
Accumulated net realized gain (loss) on investments and foreign currency transactions	(279,849)	(117,497)	(243,819)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	255,430	(3,664)	(347,033)

Net Assets, at value	$3,724,811	$2,425,095	$1,948,752

Number of Common Shares outstanding	150,001	100,001	100,001

Net Asset Value	$24.83	$24.25	$19.49

Investments in non-affiliated securities at cost	$3,647,326	$2,453,993	$2,354,383

Value of securities loaned	$23,503	$77,071	$124,656

Investment in Daily Assets Fund at cost*	$24,873	$81,845	$134,262

Foreign currency at cost	$490	$(1,888)	$531

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	69

DBX ETF Trust

Statements of assets and liabilities (Continued)

May 31, 2016

	Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	Deutsche X-trackers MSCI Spain Hedged Equity ETF	Deutsche X-trackers S&P Hedged Global Infrastructure ETF
Assets
Investments in non-affiliated securities at value	$2,021,966	$2,085,957	$3,485,242
Investment in Daily Assets Fund*	173,151	178,099	42,184
Cash	348	420	4,195
Foreign currency at value	4,466	3,611	4,668
Unrealized appreciation on forward foreign currency exchange contracts	62,521	64,391	71,860
Receivables:
Investment securities sold	24,836	4,867	—
Dividends	400	707	9,478
Securities lending income	390	391	25
Foreign tax reclaim	495	173	1,327

Total Assets	$2,288,573	$2,338,616	$3,618,979

Liabilities
Payable upon return of securities loaned	$173,151	$178,099	$42,184
Unrealized depreciation on forward foreign currency exchange contracts	1,169	1,203	8,278
Payables:
Investment securities purchased	88,802	69,747	69,236
Investment advisory fees	754	778	1,320

Total Liabilities	263,876	249,827	121,018

Net Assets, at value	$2,024,697	$2,088,789	$3,497,961

Net Assets Consist of
Paid-in capital	$2,502,254	$2,501,326	$3,740,922
Undistributed net investment income	36,819	30,295	34,263
Accumulated net realized gain (loss) on investments and foreign currency transactions	(175,507)	(146,492)	(109,068)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(338,869)	(296,340)	(168,156)

Net Assets, at value	$2,024,697	$2,088,789	$3,497,961

Number of Common Shares outstanding	100,001	100,001	150,001

Net Asset Value	$20.25	$20.89	$23.32

Investments in non-affiliated securities at cost	$2,422,198	$2,445,469	$3,716,944

Value of securities loaned	$160,782	$165,416	$40,338

Investment in Daily Assets Fund at cost*	$173,151	$178,099	$42,184

Foreign currency at cost	$4,469	$3,624	$4,682

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	70

DBX ETF Trust

Statements of operations

For the Year Ended May 31, 2016

	Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF(1)	Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF(2)
Investment Income
Unaffiliated dividend income*	$148,490	$179,224	$55,041
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	439	805	215

Total Investment Income	148,929	180,029	55,256

Expenses
Investment advisory fees	21,589	42,193	11,193
Other expenses	—	64	12

Total Expenses	21,589	42,257	11,205

Net Investment income (loss)	127,340	137,772	44,051

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(49,022)	(40,932)	(58,925)
In-kind redemptions	338,465	287,755	—
Foreign currency transactions	(334,916)	1,597	(438,365)

Net realized gain (loss)	(45,473)	248,420	(497,290)
Net change in unrealized appreciation (depreciation) on:
Investments	14,178	(99,156)	(97,103)
Foreign currency translations	130,817	1,965	105,961

Net change in unrealized appreciation (depreciation)	144,995	(97,191)	8,858

Net realized and unrealized gain (loss) on investments and foreign currency transactions	99,522	151,229	(488,432)

Net increase (decrease) in Net Assets Resulting from Operations	$226,862	$289,001	$(444,381)

* Unaffiliated foreign tax withheld	$19,395	$25,243	$8,197

(1)	For the period June 24, 2015 (commencement of operations) through May 31, 2016.
(2)	For the period August 19, 2015 (commencement of operations) through May 31, 2016.

See Notes to Financial Statements.	71

DBX ETF Trust

Statements of operations (Continued)

For the Year Ended May 31, 2016

	Deutsche X-trackers MSCI Australia Hedged Equity ETF(1)	Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF(1)	Deutsche X-trackers MSCI Italy Hedged Equity ETF(1)
Investment Income
Unaffiliated dividend income*	$150,251	$46,977	$52,051
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	324	1,016	1,277

Total Investment Income	150,575	47,993	53,328

Expenses
Investment advisory fees	12,425	8,281	7,486

Total Expenses	12,425	8,281	7,486

Net Investment income (loss)	138,150	39,712	45,842

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(33,674)	18,822	(174,565)
Foreign currency transactions	(217,769)	(108,612)	(57,521)

Net realized gain (loss)	(251,443)	(89,790)	(232,086)
Net change in unrealized appreciation (depreciation) on:
Investments	67,791	(72,020)	(406,295)
Foreign currency translations	187,639	68,356	59,262

Net change in unrealized appreciation (depreciation)	255,430	(3,664)	(347,033)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	3,987	(93,454)	(579,119)

Net increase (decrease) in Net Assets Resulting from Operations	$142,137	$(53,742)	$(533,277)

* Unaffiliated foreign tax withheld	$1,564	$5,424	$8,348

(1)	For the period August 19, 2015 (commencement of operations) through May 31, 2016.

See Notes to Financial Statements.	72

DBX ETF Trust

Statements of operations (Continued)

For the Year Ended May 31, 2016

	Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF(1)	Deutsche X-trackers MSCI Spain Hedged Equity ETF(1)	Deutsche X-trackers S&P Hedged Global Infrastructure ETF
Investment Income
Unaffiliated dividend income*	$58,979	$57,678	$121,964
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	1,525	2,510	687

Total Investment Income	60,504	60,188	122,651

Expenses
Investment advisory fees	7,505	7,544	15,228
Other expenses	8	23	—

Total Expenses	7,513	7,567	15,228

Net Investment income (loss)	52,991	52,621	107,423

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(104,590)	(73,896)	(74,809)
Foreign currency transactions	(58,133)	(59,597)	5,813

Net realized gain (loss)	(162,723)	(133,493)	(68,996)
Net change in unrealized appreciation (depreciation) on:
Investments	(400,232)	(359,512)	(219,379)
Foreign currency translations	61,363	63,172	15,445

Net change in unrealized appreciation (depreciation)	(338,869)	(296,340)	(203,934)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(501,592)	(429,833)	(272,930)

Net increase (decrease) in Net Assets Resulting from Operations	$(448,601)	$(377,212)	$(165,507)

* Unaffiliated foreign tax withheld	$8,688	$8,675	$8,497

(1)	For the period August 19, 2015 (commencement of operations) through May 31, 2016.

See Notes to Financial Statements.	73

DBX ETF Trust

Statements of changes in net assets

	Deutsche X-trackers Dow Jones Hedged International Real Estate ETF		Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF
	Year Ended May 31, 2016	For the Period April 9, 2015(1) to May 31, 2015	For the Period June 24, 2015(1) to May 31, 2016	For the Period August 19, 2015(1) to May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$127,340	$12,612	$137,772	$44,051
Net realized gain (loss)	(45,473)	(52,459)	248,420	(497,290)
Net change in unrealized appreciation (depreciation)	144,995	(23,337)	(97,191)	8,858

Net increase (decrease) in net assets resulting from operations	226,862	(63,184)	289,001	(444,381)

Distributions to Shareholders from
Net investment income	(69,795)	—	(63,333)	(25,760)
Net realized gains	(19,032)	—	—	—

Total distributions	(88,827)	—	(63,333)	(25,760)

Fund Shares Transactions
Proceeds from shares sold	8,065,673	2,504,120	21,675,862	3,594,243
Value of shares redeemed	(7,090,253)	—	(3,350,608)	—

Net increase (decrease) in net assets resulting from fund share transactions	975,420	2,504,120	18,325,254	3,594,243

Total net increase (decrease) in Net Assets	1,113,455	2,440,936	18,550,922	3,124,102

Net Assets
Beginning of year	2,440,961	25	25	25

End of year	$3,554,416	$2,440,961	$18,550,947	$3,124,127

Undistributed net investment income	$147,999	$21,642	$90,448	$17,702

Changes in Shares Outstanding
Shares outstanding, beginning of year	100,001	1	1	1
Shares sold	350,000	100,000	950,000	150,000
Shares redeemed	(300,000)	—	(150,000)	—

Shares outstanding, end of year	150,001	100,001	800,001	150,001

(1)	Commencement of Operations.

See Notes to Financial Statements.	74

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers MSCI Australia Hedged Equity ETF	Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	Deutsche X-trackers MSCI Italy Hedged Equity ETF
	For the Period August 19, 2015(1) to May 31, 2016	For the Period August 19, 2015(1) to May 31, 2016	For the Period August 19, 2015(1) to May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$138,150	$39,712	$45,842
Net realized gain (loss)	(251,443)	(89,790)	(232,086)
Net change in unrealized appreciation (depreciation)	255,430	(3,664)	(347,033)

Net increase (decrease) in net assets resulting from operations	142,137	(53,742)	(533,277)

Distributions to Shareholders from
Net investment income	(79,799)	(25,781)	(21,544)
Net realized gains	(47,307)	—	—

Total distributions	(127,106)	(25,781)	(21,544)

Fund Shares Transactions
Proceeds from shares sold	3,709,755	2,504,593	2,503,548

Net increase (decrease) in net assets resulting from fund share transactions	3,709,755	2,504,593	2,503,548

Total net increase (decrease) in Net Assets	3,724,786	2,425,070	1,948,727

Net Assets
Beginning of year	25	25	25

End of year	$3,724,811	$2,425,095	$1,948,752

Undistributed net investment income	$39,450	$41,638	$36,031

Changes in Shares Outstanding
Shares outstanding, beginning of year	1	1	1
Shares sold	150,000	100,000	100,000
Shares redeemed	—	—	—

Shares outstanding, end of year	150,001	100,001	100,001

(1)	Commencement of Operations.

See Notes to Financial Statements.	75

DBX ETF Trust

Statements of changes in net assets (Continued)

	Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	Deutsche X-trackers MSCI Spain Hedged Equity ETF	Deutsche X-trackers S&P Hedged Global Infrastructure ETF
	For the Period August 19, 2015(1) to May 31, 2016	For the Period August 19, 2015(1) to May 31, 2016	Year Ended May 31, 2016	For the Period April 9, 2015(1) to May 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$52,991	$52,621	$107,423	$20,642
Net realized gain (loss)	(162,723)	(133,493)	(68,996)	(42,646)
Net change in unrealized appreciation (depreciation)	(338,869)	(296,340)	(203,934)	35,778

Net increase (decrease) in net assets resulting from operations	(448,601)	(377,212)	(165,507)	13,774

Distributions to Shareholders from
Net investment income	(28,964)	(35,348)	(84,640)	—
Net realized gains	—	—	(6,588)	—

Total distributions	(28,964)	(35,348)	(91,228)	—

Fund Shares Transactions
Proceeds from shares sold	2,502,237	2,501,324	—	3,740,897

Net increase (decrease) in net assets resulting from fund share transactions	2,502,237	2,501,324	—	3,740,897

Total net increase (decrease) in Net Assets	2,024,672	2,088,764	(256,735)	3,754,671

Net Assets
Beginning of year	25	25	3,754,696	25

End of year	$2,024,697	$2,088,789	$3,497,961	$3,754,696

Undistributed net investment income	$36,819	$30,295	$34,263	$20,200

Changes in Shares Outstanding
Shares outstanding, beginning of year	1	1	150,001	1
Shares sold	100,000	100,000	—	150,000
Shares redeemed	—	—	—	—

Shares outstanding, end of year	100,001	100,001	150,001	150,001

(1)	Commencement of Operations.

See Notes to Financial Statements.	76

DBX ETF Trust

Financial highlights

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	Year Ended 5/31/2016		Period Ended 5/31/2015(a)
Selected Per Share Data
Net Asset Value, beginning of period	$24.41		$25.00

Income (loss) from investment operations:
Net investment income (loss) (c)	0.65		0.13
Net realized and unrealized gain (loss)	(0.91	)(d)	(0.72)

Total from investment operations	(0.26)		(0.59)

Less distributions from:
Net investment income	(0.39)		—
Net realized gains	(0.06)		—

Total distributions	(0.45)		—

Net Asset Value, end of period	$23.70		$24.41

Total Return (%)	(0.96)		(2.36	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		2
Ratio of expenses (%)	0.48		0.48	*
Ratio of net investment income (loss) (%)	2.83		3.53	*
Portfolio turnover rate (%) (e)	27		2	**

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF			Period Ended 5/31/2016(b)
Selected Per Share Data
Net Asset Value, beginning of period			$25.00

Income (loss) from investment operations:
Net investment income (loss) (c)			0.28
Net realized and unrealized gain (loss)			(1.97	)(d)

Total from investment operations			(1.69)

Less distributions from:
Net investment income			(0.12)

Total distributions			(0.12)

Net Asset Value, end of period			$23.19

Total Return (%)			(6.78	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)			19
Ratio of expenses (%)			0.40	*
Ratio of net investment income (loss) (%)			1.31	*
Portfolio turnover rate (%) (e)			8	**

(a)	For the period April 9, 2015 (commencement of operations) through May 31, 2015.
(b)	For the period June 24, 2015 (commencement of operations) through May 31, 2016.
(c)	Based on average shares outstanding during the period.
(d)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	77

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	Period Ended 5/31/2016(a)
Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.30
Net realized and unrealized gain (loss)	(4.30)

Total from investment operations	(4.00)

Less distributions from:
Net investment income	(0.17)

Total distributions	(0.17)

Net Asset Value, end of period	$20.83

Total Return (%)	(16.06	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses (%)	0.45	*
Ratio of net investment income (loss) (%)	1.77	*
Portfolio turnover rate (%) (c)	26	**

Deutsche X-trackers MSCI Australia Hedged Equity ETF	Period Ended 5/31/2016(a)
Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.94
Net realized and unrealized gain (loss)	(0.26	)(d)

Total from investment operations	0.68

Less distributions from:
Net investment income	(0.53)
Net realized gains	(0.32)

Total distributions	(0.85)

Net Asset Value, end of period	$24.83

Total Return (%)	2.98	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses (%)	0.45	*
Ratio of net investment income (loss) (%)	5.00	*
Portfolio turnover rate (%) (c)	22	**

(a)	For the period August 19, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(d)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	78

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	Period Ended 5/31/2016(a)
Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.40
Net realized and unrealized gain (loss)	(0.89)

Total from investment operations	(0.49)

Less distributions from:
Net investment income	(0.26)

Total distributions	(0.26)

Net Asset Value, end of period	$24.25

Total Return (%)	(1.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	0.45	*
Ratio of net investment income (loss) (%)	2.16	*
Portfolio turnover rate (%) (c)	23	**

Deutsche X-trackers MSCI Italy Hedged Equity ETF	Period Ended 5/31/2016(a)
Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.46
Net realized and unrealized gain (loss)	(5.75)

Total from investment operations	(5.29)

Less distributions from:
Net investment income	(0.22)

Total distributions	(0.22)

Net Asset Value, end of period	$19.49

Total Return (%)	(21.29	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	0.45	*
Ratio of net investment income (loss) (%)	2.76	*
Portfolio turnover rate (%) (c)	29	**

(a)	For the period August 19, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	79

DBX ETF Trust

Financial highlights (Continued)

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	Period Ended 5/31/2016(a)
Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.53
Net realized and unrealized gain (loss)	(4.99)

Total from investment operations	(4.46)

Less distributions from:
Net investment income	(0.29)

Total distributions	(0.29)

Net Asset Value, end of period	$20.25

Total Return (%)	(17.94	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	0.45	*
Ratio of net investment income (loss) (%)	3.18	*
Portfolio turnover rate (%) (c)	20	**

Deutsche X-trackers MSCI Spain Hedged Equity ETF	Period Ended 5/31/2016(a)
Selected Per Share Data
Net Asset Value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.53
Net realized and unrealized gain (loss)	(4.29)

Total from investment operations	(3.76)

Less distributions from:
Net investment income	(0.35)

Total distributions	(0.35)

Net Asset Value, end of period	$20.89

Total Return (%)	(15.10	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	0.45	*
Ratio of net investment income (loss) (%)	3.14	*
Portfolio turnover rate (%) (c)	23	**

(a)	For the period August 19, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	80

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Deutsche X-trackers S&P Hedged Global Infrastructure ETF	Year Ended 5/31/2016	Period Ended 5/31/2015(a)
Selected Per Share Data
Net Asset Value, beginning of period	$25.03	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.72	0.18
Net realized and unrealized gain (loss)	(1.83)	(0.15)

Total from investment operations	(1.11)	0.03

Less distributions from:
Net investment income	(0.56)	—
Net realized gains	(0.04)	—

Total distributions	(0.60)	—

Net Asset Value, end of period	$23.32	$25.03

Total Return (%)	(4.24)	12	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	3.17	4.84	*
Portfolio turnover rate (%) (c)	22	1	**

(a)	For the period April 9, 2015 (commencement of operations) through May 31, 2015.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.	81

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Notes to financial statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2016, the Trust consists of thirty-six investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF
Deutsche X-trackers MSCI Australia Hedged Equity ETF
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF
Deutsche X-trackers MSCI Italy Hedged Equity ETF
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF
Deutsche X-trackers MSCI Spain Hedged Equity ETF
Deutsche X-trackers S&P Hedged Global Infrastructure ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees.

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	Dow Jones Global ex-U.S. Select Real Estate Securities Total Return Net Index (USD) Hedged
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	JPX-Nikkei 400 Net Total Return Index
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	JPX-Nikkei 400 Net Total Return USD Hedged Index
Deutsche X-trackers MSCI Australia Hedged Equity ETF	MSCI Australia US Dollar Hedged Index
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	MSCI EAFE Small Cap US Dollar Hedged Index
Deutsche X-trackers MSCI Italy Hedged Equity ETF	MSCI Italy 25/50 US Dollar Hedged Index
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	MSCI Southern Europe US Dollar Hedged Index
Deutsche X-trackers MSCI Spain Hedged Equity ETF	MSCI Spain 25/50 US Dollar Hedged Index
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	S&P Global Infrastructure Index (USD) (Hedged) (Net TR)

The Dow Jones Global ex-U.S. Select Real Estate Securities Total Return Net Index (USD) Hedged is designed to track the performance of publicly traded real estate securities in countries other than the United States, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is comprised of global real estate securities that represent the ownership and operation of commercial or residential real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”) that meet the following criteria: (i) the company must be both an equity owner and operator of commercial and/or residential real estate; (ii) the company must have a minimum total market capitalization of at least $200 million at the time of its inclusion; (iii) at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets; and (iv) the liquidity of the company’s stock must be commensurate with that of other institutionally held real estate securities. The Dow Jones Global

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ex-U.S. Select Real Estate Securities Total Return Net Index (USD) Hedged is rebalanced monthly on the last business day of each month.

The JPX-Nikkei Index 400 Net Total Return Index is designed to track the performance of equity securities of issuers who are primarily listed on the JASDAQ Stock Exchange (“JASDAQ”) or the following sections of the Tokyo Stock Exchange (“TSE”): the first section (for large companies), the second section (for middle-sized companies) and the “Mothers” (for high-growth and emerging stocks). The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Underlying Index is comprised of the equity securities of the 400 highest scoring issuers listed on the JASDAQ and TSE, as measured in return on equity, cumulative operating profit and current market value. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. The JPX-Nikkei Index 400 is rebalanced annually.

The JPX-Nikkei 400 Net Total Return USD Hedged Index is designed to track the performance of equity securities of issuers who are primarily listed on the JASDAQ Stock Exchange (“JASDAQ”) or the following sections of the Tokyo Stock Exchange (“TSE”): the first section (for large companies), the second section (for middle-sized companies) and the “Mothers” (for high-growth and emerging stocks) while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar. The Fund may achieve its investment objective by investing a substantial portion of its assets in the Underlying Fund, though the Fund may also invest directly in the stocks included in its Underlying Index. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks. The JPX-Nikkei 400 Net Total Return USD Hedged Index is rebalanced monthly on the last business day of the month.

The MSCI Australia US Dollar Hedged Index is designed to track the performance of the Australian equity market, while mitigating exposure to fluctuations between the value of the U.S. dollar and the Australian dollar. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. The MSCI Australia US Dollar Hedged Index is rebalanced monthly on the last business day of each month.

The MSCI EAFE Small Cap US Dollar Hedged Index is designed to provide exposure to small cap equity securities in developed stock markets outside of the Americas, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. The MSCI EAFE Small Cap US Dollar Hedged Index is rebalanced monthly on the last business day of each month.

The MSCI Italy 25/50 US Dollar Hedged Index is designed to track the performance of the Italian equity market, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. The MSCI Italy 25/50 US Dollar Hedged Index is rebalanced quarterly.

The MSCI Southern Europe US Dollar Hedged Index is designed to track the performance the Italian, Portuguese and Spanish equity markets, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics

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resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. The MSCI Southern Europe US Dollar Hedged Index is rebalanced monthly on the last business day of each month.

The MSCI Spain 25/50 US Dollar Hedged Index is designed to track the performance of the Spanish equity market, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. The MSCI Spain 25/50 US Dollar Hedged Index is rebalanced quarterly.

S&P Global Infrastructure Index (USD) (Hedged) (Net TR) (the “Underlying Index”) is designed to track the performance of equity securities of infrastructure issuers in developed markets, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It consists of companies involved in utilities, energy and transportation infrastructure. The Underlying Index is comprised of a minimum market capitalization of approximately $585 million from issuers in the following countries: Australia, Austria, Brazil, Canada, Chile, China, France, Germany, Hong Kong, Italy, Japan, Mexico, the Netherlands, New Zealand, Singapore, Spain, Switzerland, the United Kingdom and the United States. The S&P Global Infrastructure Index (USD) (Hedged) (Net TR) is rebalanced monthly on the last business day of each month.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between each Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Each Fund is non-diversified and is not limited by the Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The Net Asset Value (“NAV”), of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

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Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange- traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Interest income is recorded on the accrual basis. Distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, are included in dividend income.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of Deutsche X-trackers Dow Jones Hedged International Real Estate ETF Fund to pay out dividends from net investment income quarterly and Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF, Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF, Deutsche X-trackers MSCI Australia Hedged Equity ETF, Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF, Deutsche X-trackers MSCI Italy Hedged Equity ETF, Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF, Deutsche X-trackers MSCI Spain Hedged Equity ETF, Deutsche X-trackers S&P Hedged Global Infrastructure ETF to pay out dividends from net investment income semiannually; sufficient to relieve it from all or substantially all Federal income and excise taxes. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ

85

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from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. The Advisor does not believe that the unrecognized tax benefits will change significantly in the next 12 months.

The Funds recognize interest and penalties, if any, related to uncertain tax provisions as income tax expense on the Statements of Operations. For the period ended May 31, 2016, the Funds did not incur any interest or penalties.

As of May 31, 2016, the components of accumulated earnings (losses) were as follows:

	Undistributed Net Investment Income	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$147,999	$(288,090)	$(96,334)	$(236,425)
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	90,448	(10,468)	(137,758)	(57,778)
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	17,702	(380,840)	(106,991)	(470,129)
Deutsche X-trackers MSCI Australia Hedged Equity ETF	39,450	(35,213)	10,794	15,031
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	41,638	(27,868)	(93,293)	(79,523)
Deutsche X-trackers MSCI Italy Hedged Equity ETF	36,031	(151,104)	(439,748)	(554,821)
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	36,819	(72,511)	(441,865)	(477,557)
Deutsche X-trackers MSCI Spain Hedged Equity ETF	30,295	(47,788)	(395,044)	(412,537)
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	34,263	(29,436)	(247,788)	(242,961)

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The tax character of dividends and distributions declared for the period ended May 31, 2016 was as follows:

	Period Ended May 31, 2016
	Ordinary Income*	Long-Term Capital Gains
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$72,830	$15,997
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	63,333	—
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	25,760	—
Deutsche X-trackers MSCI Australia Hedged Equity ETF	98,974	28,132
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	25,781	—
Deutsche X-trackers MSCI Italy Hedged Equity ETF	21,544	—
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	28,964	—
Deutsche X-trackers MSCI Spain Hedged Equity ETF	35,348	—
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	87,245	3,983

*	for tax purposes short-term capital gain distributions are considered ordinary income distributions

At May 31, 2016, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	$5,766	$—	$5,766
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	34,973	42,844	77,817
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	7,784	7,250	15,034
Deutsche X-trackers MSCI Italy Hedged Equity ETF	10,136	5,248	15,384
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	3,850	5,331	9,181
Deutsche X-trackers MSCI Spain Hedged Equity ETF	10,084	5,348	15,432
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	11,766	—	11,766

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the period ended May 31, 2016, the Funds incurred and elected to defer net capital losses as follows:

Post-October Losses on Capital
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$288,090
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	4,702
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	303,023
Deutsche X-trackers MSCI Australia Hedged Equity ETF	35,213
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	12,834
Deutsche X-trackers MSCI Italy Hedged Equity ETF	135,720
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	63,330
Deutsche X-trackers MSCI Spain Hedged Equity ETF	32,356
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	17,670

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In order to present paid-in capital accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income or loss and accumulated net realized gains or losses on investments. These differences are primarily due to recognition of certain foreign currency gains (losses) as ordinary income (loss), return of capital distributions received, non-deductible excise tax paid, distribution re-classes, redemptions-in-kind, and passive foreign investment companies (“PFICs”). For the period ended May 31, 2016, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Capital Gains (Accumulated Losses)	Paid-in Capital
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$68,812	$(380,088)	$311,276
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	16,009	(299,455)	283,446
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	(589)	601	(12)
Deutsche X-trackers MSCI Australia Hedged Equity ETF	(18,901)	18,901	—
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	27,707	(27,707)	—
Deutsche X-trackers MSCI Italy Hedged Equity ETF	11,733	(11,733)	—
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	12,792	(12,784)	(8)
Deutsche X-trackers MSCI Spain Hedged Equity ETF	13,022	(12,999)	(23)
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	(8,720)	8,720	—

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, and foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of May 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Translation    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds may lend securities to certain financial institutions under the terms of their securities lending agreement. The Funds retain the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. The Funds may invest the cash collateral into a joint trading

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account in an affiliated money market fund. During the period ended May 31, 2016, the Funds invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of May 31, 2016) on the cash collateral invested in Daily Assets Fund. The Funds receive compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2016, each Fund had securities on loan, which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end.

Derivatives

Forward Foreign Currency Exchange Contracts    Each Fund, except Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF, may enter into forward foreign currency exchange contracts (“forward currency contracts”) designed to offset a Fund’s exposure to non-U.S. currencies. In addition, the Funds may enter into forward currency contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the period ended May 31, 2016, the Deutsche X-trackers Dow Jones Hedged International Real Estate ETF, Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF, and Deutsche X-trackers S&P Hedged Global Infrastructure ETF invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. Similarly, Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF, Deutsche X-trackers MSCI Australia Hedged Equity ETF, Deutsche X-trackers MSCI Italy Hedged Equity ETF, Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF, and Deutsche X-trackers MSCI Spain Hedged Equity ETF each invested in forward currency contracts to hedge against changes in the value of the U.S dollar against the Japanese Yen, the Australian Dollar, the Euro, Euro and Euro, respectively.

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the respective Fund has in that particular currency contract.

A summary of the open forward currency contracts as of May 31, 2016 is included in a table following each Fund’s Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the respective Fund had to the value of non U.S currencies during the period ended May 31, 2016.

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The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Type	Statement of Asset and Liabilities Location	Fair Value	Statement of Asset and Liabilities Location	Fair Value
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$294,820	Unrealized depreciation on forward foreign currency exchange contracts	$115,493

Total		$294,820	Total	$115,493

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$112,101	Unrealized depreciation on forward foreign currency exchange contracts	$6,485

Total		$112,101	Total	$6,485

Deutsche X-trackers MSCI Australia Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$196,602	Unrealized depreciation on forward foreign currency exchange contracts	$8,617

Total		$196,602	Total	$8,617

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$75,647	Unrealized depreciation on forward foreign currency exchange contracts	$7,353

Total		$75,647	Total	$7,353

Deutsche X-trackers MSCI Italy Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$60,393	Unrealized depreciation on forward foreign currency exchange contracts	$1,132

Total		$60,393	Total	$1,132

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$62,521	Unrealized depreciation on forward foreign currency exchange contracts	$1,169

Total		$62,521	Total	$1,169

Deutsche X-trackers MSCI Spain Hedged Equity ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$64,391	Unrealized depreciation on forward foreign currency exchange contracts	$1,203

Total		$64,391	Total	$1,203

Deutsche X-trackers S&P Hedged Global Infrastructure ETF

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$71,860	Unrealized depreciation on forward foreign currency exchange contracts	$8,278

Total		$71,860	Total	$8,278

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Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the period ended May 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) on:

Foreign Exchange Contracts
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$(334,486)
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	(436,939)
Deutsche X-trackers MSCI Australia Hedged Equity ETF	(217,037)
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	(108,847)
Deutsche X-trackers MSCI Italy Hedged Equity ETF	(55,717)
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	(56,884)
Deutsche X-trackers MSCI Spain Hedged Equity ETF	(58,186)
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	7,692

Net Change in Unrealized Appreciation (Depreciation) on:

Foreign Exchange Contracts
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$130,702
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	105,616
Deutsche X-trackers MSCI Australia Hedged Equity ETF	187,985
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	68,294
Deutsche X-trackers MSCI Italy Hedged Equity ETF	59,261
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	61,352
Deutsche X-trackers MSCI Spain Hedged Equity ETF	63,188
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	15,392

For the period ended May 31, 2016, the average monthly volume of derivatives was as follows:

Forward Foreign Currency Exchange Contracts (Market Value)
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$(4,350,325)
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	(3,201,376)
Deutsche X-trackers MSCI Australia Hedged Equity ETF	(3,455,010)
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	(2,366,130)
Deutsche X-trackers MSCI Italy Hedged Equity ETF	(2,152,330)
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	(2,016,118)
Deutsche X-trackers MSCI Spain Hedged Equity ETF	(2,160,601)
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	(2,005,418)

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Notes to financial statements (Continued)

As of May 31, 2016, the Funds have transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a default with respect to all of the transactions with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF
Canadian Imperial Bank of Commerce	$115,576	$(48,502)	$—	$67,074	$48,502	$(48,502)	$—	$—
State Street Bank & Trust Co.	162,974	(53,084)	—	109,890	53,084	(53,084)	—	—
The Bank of New York Mellon	16,143	(13,898)	—	2,245	13,898	(13,898)	—	—
JP Morgan & Chase Co.	127	(9)	—	118	9	(9)	—	—

	$294,820	$(115,493)	$—	$179,327	$115,493	$(115,493)	$—	$—

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF
Canadian Imperial Bank of Commerce	$64,048	$(3,071)	$—	$60,977	$3,071	$(3,071)	$—	$—
RBC Capital Markets	47,823	(3,395)	—	44,428	3,395	(3,395)	—	—
The Bank of New York Mellon	230	(19)	—	211	19	(19)	—	—

	$112,101	$(6,485)	$—	$105,616	$6,485	$(6,485)	$—	$—

Deutsche X-trackers MSCI Australia Hedged Equity ETF
Canadian Imperial Bank of Commerce	$62,515	$(2,706)	$—	$59,809	$2,706	$(2,706)	$—	$—
RBC Capital Markets	133,998	(5,807)	—	128,191	5,807	(5,807)	—	—
The Bank of New York Mellon	89	(89)	—	—	104	(89)	—	15

	$196,602	$(8,602)	$—	$188,000	$8,617	$(8,602)	$—	$15

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF
Canadian Imperial Bank of Commerce	$38,231	$(3,231)	$—	$35,000	$3,231	$(3,231)	$—	$—
RBC Capital Markets	36,571	(2,630)	—	33,941	2,630	(2,630)	—	—
The Bank of New York Mellon	845	(845)	—	—	1,492	(845)	—	647

	$75,647	$(6,706)	$—	$68,941	$7,353	$(6,706)	$—	$647

Deutsche X-trackers MSCI Italy Hedged Equity ETF
RBC Capital Markets	$23,602	$(458)	$—	$23,144	$458	$(458)	$—	$—
The Bank of New York Mellon	4	—	—	4	—	—	—	—
Canadian Imperial Bank of Commerce	36,787	(674)	—	36,113	674	(674)	—	—

	$60,393	$(1,132)	$—	$59,261	$1,132	$(1,132)	$—	$—

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF
Canadian Imperial Bank of Commerce	$36,656	$(671)	$—	$35,985	$671	$(671)	$—	$—
RBC Capital Markets	25,816	(497)	—	25,319	497	(497)	—	—
The Bank of New York Mellon	49	(1)	—	48	1	(1)	—	—

	$62,521	$(1,169)	$—	$61,352	$1,169	$(1,169)	$—	$—

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Notes to financial statements (Continued)

	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Deutsche X-trackers MSCI Spain Hedged Equity ETF
Canadian Imperial Bank of Commerce	$36,590	$(670)	$—	$35,920	$670	$(670)	$—	$—
RBC Capital Markets	27,766	(532)	—	27,234	532	(532)	—	—
The Bank of New York Mellon	35	(1)	—	34	1	(1)	—	—

	$64,391	$(1,203)	$—	$63,188	$1,203	$(1,203)	$—	$—

Deutsche X-trackers S&P Hedged Global Infrastructure ETF
Bank of Montreal	$25,524	$(4,743)	$—	$20,781	$4,743	$(4,743)	$—	$—
JP Morgan & Chase Co.	22,559	(1,430)	—	21,129	1,430	(1,430)	—	—
RBC Capital Markets	20,305	(1,293)	—	19,012	1,293	(1,293)	—	—
The Bank of New York Mellon	3,472	(812)	—	2,660	812	(812)	—	—

	$71,860	$(8,278)	$—	$63,582	$8,278	$(8,278)	$—	$—

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

TDAM USA Inc. (“TDAM”) serves as investment sub-advisor to each Fund. TDAM is responsible for day-to-day management of the Funds, subject to the replication strategy for each Fund with regard to its underlying index and for general administration, compliance and management services as may be agreed between the Advisor and sub-advisor from time to time.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary management fee from each Fund based on each Fund’s daily average net assets at an annual rate equal to:

Fund	Unitary Management Fee
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	0.48%
Deutsche X-trackers JPX-Nikkei 400 Equity ETF	0.40%
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI Australia Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI Italy Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	0.45%
Deutsche X-trackers MSCI Spain Hedged Equity ETF	0.45%
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	0.45%

Out of the unitary management fee, the Advisor pays substantially all expenses of each Fund, including the payments to the sub-advisors, the cost of transfer agency, custody, fund administration, legal, audit and other services and expenses of the Independent Trustees. Each Fund is responsible for the payment of, interest expense, taxes, brokerage expenses, and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

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Notes to financial statements (Continued)

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of four Trustees, including three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

4. Investment Portfolio Transactions

For the period ended May 31, 2016, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) was as follows:

	Purchases	Sales
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$3,274,900	$1,207,637
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (1)	3,403,732	803,696
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (2)	2,960,364	799,958
Deutsche X-trackers MSCI Australia Hedged Equity ETF (2)	3,247,968	741,673
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF (2)	2,977,707	543,457
Deutsche X-trackers MSCI Italy Hedged Equity ETF (2)	3,167,695	633,610
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF (2)	2,957,385	429,570
Deutsche X-trackers MSCI Spain Hedged Equity ETF (2)	3,026,737	509,039
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	777,428	733,563

For the period ended May 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales was as follows:

	Purchases	Sales
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$5,477,648	$6,763,372
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (1)	19,001,114	3,328,116
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF (2)	1,071,179	—
Deutsche X-trackers MSCI Australia Hedged Equity ETF (2)	1,180,006	—

(1)	For the period from June 24, 2015 (commencement of operations) to May 31, 2016.
(2)	For the period from August 19, 2015 (commencement of operations) to May 31, 2016.

5. Fund Share Transactions

As of May 31, 2016, there were unlimited Fund shares authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s underlying index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

At May 31, 2016, the Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF held cash of $2,623,146 as collateral for unsettled in-kind redemptions. The in-kind redemptions settled on June 1, 2016.

6. Concentration of Ownership

From time to time, the Funds may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the

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Fund. At May 31, 2016, there was one affiliated shareholder account for each fund listed below holding a significant percentage of the shares outstanding:

Fund Name	Approximate Percent of Outstanding Shares Held
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	67%
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	67%
Deutsche X-trackers MSCI Australia Hedged Equity ETF	67%
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	85%
Deutsche X-trackers MSCI Italy Hedged Equity ETF	95%
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	95%
Deutsche X-trackers MSCI Spain Hedged Equity ETF	95%
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	47%

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DBX ETF Trust

Report of independent registered public accounting firm

To Board of Trustees and Shareholders of

DBX ETF Trust:

We have audited the accompanying statements of assets and liabilities of Deutsche X-trackers Dow Jones Hedged International Real Estate ETF, Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF, Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF, Deutsche X-trackers MSCI Australia Hedged Equity ETF, Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF, Deutsche X-trackers MSCI Italy Hedged Equity ETF, Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF, Deutsche X-trackers MSCI Spain Hedged Equity ETF and Deutsche X-trackers S&P Hedged Global Infrastructure ETF (the “Funds” within DBX ETF Trust), including the schedules of investments, as of May 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche X-trackers Dow Jones Hedged International Real Estate ETF, Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF, Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF, Deutsche X-trackers MSCI Australia Hedged Equity ETF, Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF, Deutsche X-trackers MSCI Italy Hedged Equity ETF, Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF, Deutsche X-trackers MSCI Spain Hedged Equity ETF and Deutsche X-trackers S&P Hedged Global Infrastructure ETF at May 31, 2016, the results of their operations and changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

New York, New York

July 26, 2016

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Trustees and officers (Unaudited)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Independent Trustees
J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	36	Ilex Partners (Asia), LLC; Old Westbury Funds; MAN Long/Short Fund; GLG Investment Series Trust.
Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Lead Independent Trustee, Member of the Audit and Nominating Committees	Since 2011 (Trustee and Member of Committees) (Lead Independent Trustee since 2015)	Independent Consultant (2014-present).	36	The Arbitrage Funds; Sierra Income Corporation; College of William and Mary, Graduate School of Business; Lighthouse Growth Advisors LLC; Founders Asset Management, LLC.
George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Since 2011 (Chairman of the Audit Committee since 2015)	Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-present); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	36	Celldex Therapeutics, Inc.

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Trustees and officers (Unaudited) (Continued)

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustee
Alex Depetris (1980) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board, President and Chief Executive Officer	Since 2010	Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG (2008-present); Manager and Chief Operating Officer of the Adviser (2012-present); Associate, Arnold & Porter (2006-2008).	36	Director, Chairman of the Board of db-X Exchange Traded Funds Inc.

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Michael Gilligan (1966) 60 Wall Street New York, New York 10005	Treasurer, Chief Financial Officer and Controller	Since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).
Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management, (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).
Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management (2014-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Funds’ SAI includes additional information about the Funds’ Trustees and is available by calling 855-329-3837, or on the Company’s website at www.dbxus.com.

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DBX ETF Trust

Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited)

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF, Deutsche X-trackers S&P Hedged Global Infrastructure ETF, Deutsche X-trackers MSCI Australia Hedged Equity ETF, Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF, Deutsche X-trackers MSCI Italy Hedged Equity ETF, Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF, Deutsche X-trackers MSCI Spain Hedged Equity ETF, Deutsche X-trackers MSCI Japan JPX-Nikkei 400 Hedged Equity ETF and Deutsche X-trackers MSCI Japan JPX-Nikkei 400 Equity ETF

After discussions at meetings of the Board of Trustees (“Board” or “Trustees”) held on February 25, 2016 and February 28, 2016, at the February 28 meeting the Trustees, including the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF, Deutsche X-trackers MSCI Australia Hedged Equity ETF, Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF, Deutsche X-trackers MSCI Spain Hedged Equity ETF, Deutsche X-trackers MSCI Italy Hedged Equity ETF, Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF, Deutsche X-trackers S&P Hedged Global Infrastructure ETF, Deutsche X-trackers Dow Jones Hedged International Real Estate ETF and Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (the “Funds”). The Independent Trustees were advised throughout the review and meetings by Independent Trustee Counsel.

In reaching this decision with respect to the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX Advisors LLC (“DBX” or the “Adviser”) and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Funds; and (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies.

In reaching this decision with respect to the Sub-Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the performance of TDAM USA Inc. (“TDAM” or “Sub-Adviser”) with respect to its management of the Funds, as well as TDAM’s financial resources and its resulting ability to perform its obligations under the Sub-Advisory Agreement; (3) the total cost of the services provided by and the profits realized by TDAM from its relationship with the Funds; and (4) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies.

The Board reached a determination, with the assistance of Trust Counsel and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays for the compensation of officers of the Trust who are also officers or employees of the Adviser, except as may otherwise be determined by the Board. The Board also considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operation. The Board also considered the role played by the Adviser in working with TDAM to manage the Funds’ portfolios, noting that the Adviser

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Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal and regulatory requirements applicable to the Funds.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Adviser in supervising third party service providers to the Funds, such as the administrator and custodian. The Board further considered the compliance program of the Adviser which supports the Funds’ compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that the Adviser had the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee to that of other exchange-traded funds (“ETFs”), and noted that each Fund’s fee is competitive with the fees of its respective peer group. The Board noted that the fee for the Funds is a unitary fee pursuant to which the Adviser pays all of the Funds’ costs. The Board also noted that the Funds’ portfolios are managed on a day-to-day basis by the Sub-Adviser, which receives a fee from the Adviser. The Board considered the allocation of responsibilities between the Adviser and Sub-Adviser and noted that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services to the Funds, and the information provided by the Adviser to the Board regarding the Funds’ profitability. The Board noted that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. The Board also noted that while the Adviser had provided information about the Adviser’s expenses relating to marketing the Funds, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that the Adviser’s profitability with respect to each Fund was not excessive. The Board also noted that since the fee paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement contained breakpoints, the Adviser could experience increased profitability as the Funds’ assets increased. The Board considered whether the Adviser would benefit in other ways from its relationships with the Funds, and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale.    The Board noted that the Funds were not experiencing economies of scale at this time and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

The Board considered the following in determining whether to approve the Sub-Advisory Agreement:

Nature, Extent and Quality of Services.    In considering the nature, extent and quality of services that TDAM provides to the Funds, the Board reviewed in detail the nature, extent and quality of services provided by TDAM under the Sub-Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities.

The Board also considered TDAM’s operational capabilities and resources. The Board considered the professional experience and qualifications of TDAM’s senior management and key professional personnel, as well

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Board considerations in approval of investment advisory and sub-advisory contracts (Unaudited) (Continued)

as TDAM’s depth and breadth of experience in managing investment portfolios consisting of U.S. and non-U.S. equity securities. The Board gave special consideration to TDAM’s experience and capabilities in implementing currency hedging strategies, and their techniques for implementing such strategies while minimizing index tracking error. In addition, the Board considered TDAM’s operational capabilities and resources, and TDAM’s experience in managing index funds covering various asset classes.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by TDAM under the Sub-Advisory Agreement are reasonable and appropriate in relation to the fees paid to TDAM, taking special consideration of the fact that the fees paid to TDAM are payable by the Adviser and not the Funds.

Performance of TDAM; TDAM’s Financial Resources.    The Board considered TDAM’s performance in managing the Funds and its ability to minimize tracking error. The Board concluded that, given TDAM’s capabilities and experience in managing the Funds, TDAM had generally been able to keep the Funds’ tracking error within acceptable ranges.

The Board also considered TDAM’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that TDAM had the financial resources necessary to perform its obligations under the Sub-Advisory Agreement.

Reasonableness of Sub-Advisory Fee.    The Board noted that the fee paid to TDAM in respect of the Funds would be paid by the Adviser and not the Funds. The Board further noted that the fee for the Funds was a unitary fee pursuant to which the Adviser would pay all of the Funds’ costs, and thus was not directly affected by the amount of the sub-advisory fee paid to TDAM. Based on its review, the Board concluded that the sub-advisory fee was reasonable in light of the services provided.

Costs of Services and Profitability.    The Board noted that the fees paid by the Adviser to TDAM under the Sub-Advisory Agreement contain breakpoints. The Board further noted that specific information about TDAM’s profitability with respect to its services provided to the Funds was not available because TDAM does not calculate the profitability of its sub-advisory services on a per-Fund level. The Board also noted that the overall fees paid by each Fund remained reasonable.

The Board also considered whether TDAM would benefit in other ways from its relationship with the Funds. The Board discussed TDAM’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage services to TDAM. The Board discussed the potential benefits TDAM might derive from the Funds’ soft dollar arrangements, whereby brokers provide brokerage services to the Funds or TDAM in return for allocating fund brokerage.

Economies of Scale.    The Board noted that the Funds were not experiencing economies of scale at this time and determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Sub-Advisory Agreement was fair and reasonable and it was unanimously approved.

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DBX ETF Trust

Additional information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended May 31 are available on our Web site — www.deutsche-etfs.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Company at 855-329-3837. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily at www.deutsche-etfs.com.

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the Net Asset Value of the Fund can be found at www.deutsche-etfs.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended May 31, 2016.

	Qualified Dividend Income*	Dividends Received Deduction*
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	62%	—%
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	100%	—%
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	100%	—%
Deutsche X-trackers MSCI Australia Hedged Equity ETF	100%	—%
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	71%	—%
Deutsche X-trackers MSCI Italy Hedged Equity ETF	71%	—%
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	75%	—%
Deutsche X-trackers MSCI Spain Hedged Equity ETF	71%	—%
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	100%	33%

* The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	$167,852	$14,027
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	204,472	25,226
Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF	63,241	8,190
Deutsche X-trackers MSCI Australia Hedged Equity ETF	151,823	1,526
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	52,409	4,985
Deutsche X-trackers MSCI Italy Hedged Equity ETF	60,407	5,732
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	67,754	5,917
Deutsche X-trackers MSCI Spain Hedged Equity ETF	66,366	5,527
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	80,233	8,446

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DBX ETF Trust

Privacy policy notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax adviser, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.deutsche-etfs.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

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DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

Carefully consider a Fund’s investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-855-DBX-ETFS (1-855-329-3837), or by viewing or downloading a prospectus at www.deutsche-etfs.com. Read the prospectus carefully before investing.

Investing involves risk, including possible loss of principal. Stocks may decline in value. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Any fund that concentrates in a segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. Italy, Portugal and Spain currently have high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower sovereign debt ratings and adversely impact investments in the Fund. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. The Funds’ use of forward currency contracts may not be successful in hedging currency exchange rates and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Performance of the Funds may diverge from that of the underlying index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. See the prospectus for details.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the New York Stock Exchange. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

Deutsche Asset Management is the brand name for the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries. Clients will be provided Deutsche Asset Management products or services by one or more legal entities that will be identified to clients pursuant to the contracts, agreements, offering materials or other documentation relevant to such products or services.

DBX ETF Trust (Continued)

The Dow Jones Global ex-U.S. Select Real Estate Securities Total Return Net Index (USD) Hedged and the S&P Global Infrastructure Index (USD) (Hedged) (Net TR) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and have been licensed for use by DBRE and DBIF. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by DBRE and DBIF. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, or third party licensors, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Dow Jones Global ex-U.S. Select Real Estate Securities Total Return Net Index (USD) Hedged and the S&P Global Infrastructure Index (USD) (Hedged) (Net TR).

The “JPX-Nikkei Index 400” and “JPX-Nikkei 400 Total Return Index” (hereinafter collectively referred to as the “Index”) are copyrightable works calculated using such methodology independently developed by Japan Exchange Group, Inc. and Tokyo Stock Exchange, Inc. (hereinafter collectively called “JPX Group”) and Nikkei Inc. (hereinafter called “Nikkei”). JPX Group and Nikkei jointly own copyrights and any other intellectual property rights subsisting in “Index” itself and the methodology to calculate “Index”. JPN and JPNH are not in any way sponsored, endorsed or promoted by JPX Group and Nikkei. JPX Group and Nikkei do not make any warranty or representation. JPX Group and Nikkei have no obligation to publish “Index” continuously and shall not be liable for any errors, delays or suspensions of the publication of “Index”. The currency hedge used for JPNH is provided solely by the Licensee. JPX Group and/or Nikkei assume no responsibility for such hedging, including, but not limited to, the tracking errors due to such hedging.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX and any related funds.

Copyright © 2016 Deutsche Bank AG. All rights reserved. Deutsche X-trackers® is a registered trademark of Deutsche Bank AG. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 345 Park Ave. New York, NY 10154	Investment sub-advisor TDAM USA Inc. 161 Bay Street, 35th Floor TD Canada Trust Tower Toronto, Ontario Canada M5J 2T2	Administrator, custodian, fund accountant, lending agent & transfer agent The Bank of New York Mellon 101 Barclay Street New York, NY 10286

Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, CO 80203	Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036

R-38754-2 (7/16) DBX 002028 (7/17)

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Stephen R. Byers, George O. Elston, and J. David Officer are the designated financial experts on the Audit Committee of DBX ETF Trust. With respect to DBX ETF Trust, Stephen Byers, George O. Elston, and J. David Officer are not “interested persons” as such terms are defined by Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $771,600 for 2016 and $511,500 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $105,000 for 2016 and $30,000 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $475,463 for 2016 and $86,115 for 2015.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

In accordance with Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the audit and permissible non-audit services of the Registrant.
(e)(2)	All of the services described in paragraphs (b) through (d) above were approved by the Audit Committee in accordance with paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.
(f)	Not Applicable.
(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $468,970 for 2016 and $4,810,386 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Other

1.) In various communications, EY advised the Funds’ Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s and PCOAB’s auditor independence rules.

●

EY advised the Funds’ Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Funds, (ii) involved professionals who were part of the audit engagement team for the Funds or in a position to influence the audit engagement team, or (iii) were for services directly for the Funds.

●

EY advised the Funds’ Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Funds. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. In assessing this matter, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Funds immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Funds or in a position to influence the audit engagement team.

●

EY advised the Funds’ Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Funds was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. In assessing this matter, EY noted a number of factors, including that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Funds or in a position to influence the audit engagement team.

●

EY advised the Funds’ Audit Committee that personal tax services were provided to an individual after being promoted into a financial reporting oversight role (“FROR”). EY informed the Audit Committee that providing tax services for a employee in an FROR was inconsistent with PCAOB Rule 3523. EY’s internal independence procedures timely identified that the employee had recently been promoted into an FROR and notification to cease all tax services for this person occurred prior to the PCAOB transition period. However, subsequent to the communication to cease providing tax services, services related to the preparation and e-filing of a single informational foreign bank account reporting form were performed. The estimated amount of time for EY US to prepare the form was approximately four hours. No further services were performed and the expatriate employee has transitioned to another tax service provider.

●

EY advised the Funds’ Audit Committee of a pre-approval breach related to permissible audit services provided by an EYG member firm in China (“EY China”) for two funds. Fees associated with these audit services have been between CNY 52,000 and CNY

55,000 per year (approximately $7,900- $8,400).Audit committee pre-approval is required for all audit and non-audit services in accordance with Rule 2-01(c)(7) of Regulation S-X. Approval of the permissible audit services was subsequently obtained from the Audit Committee Chair on March 25, 2016.

EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Funds and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted that, in addition to the above noted factors, the independence breaches did not (i) create a mutual or conflicting interest with the Funds, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Funds, or (iv) place EY in a position of being an advocate of the Funds.

In its required communications to the Audit Committee on July 26, 2016, EY stated its belief that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Funds and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements.

Further, in its annual letter to the Audit Committee pursuant to Rule 3526 of the Public Company Accounting Oversight Board dated July 26, 2016, EY stated that, relating to EY’s audit of the financial statements of the Funds as of the year ended May 31, 2016, EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and representations made by EY, believe that: (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.) In various communications beginning on June 30, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain Funds. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all other series of the registered investment company advised by DBX Advisors LLC (the “Adviser”), the Funds’ investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche/DBX Funds Complex”). EY’s lending relationships are applicable to EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche/DBX Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Funds and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche/DBX Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Funds’ financial statements. The Audit Committee has not reached a different conclusion with regard to EY’s objectivity and impartiality.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Funds. EY confirmed to the Audit Committee that it meets all the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen R. Byers, George O. Elston, and J. David Officer.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DBX ETF Trust

By (Signature and Title)*	/s/ Alex Depetris
Alex Depetris
President and Chief Executive Officer

Date	8/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alex Depetris
Alex Depetris President and Chief Executive Officer

Date	8/4/16

By (Signature and Title)*	/s/ Michael Gilligan
Michael Gilligan
Treasurer, Chief Financial Officer and Controller

Date	8/4/16

* Print the name and title of each signing officer under his or her signature.